    As filed with the Securities and Exchange Commission on April 17, 2007


                                                             File Nos. 333-96773

                                                                      811-08306

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.                       [ ]


                         Post-Effective Amendment No. 13                     [x]


                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 101                            [x]


                        (Check Appropriate Box or Boxes)

              First MetLife Investors Variable Annuity Account One

                           (Exact Name of Registrant)

                    First MetLife Investors Insurance Company

                               (Name of Depositor)

                    200 Park Avenue New York, New York 10166

         (Address of Depositor's Principal Executive Offices) (Zip Code)

               (Depositor's Telephone Number, including Area Code)

                                 (800) 989-3752

                         (Name and Address of Guarantor)

                     General American Life Insurance Company

                             13045 Tesson Ferry Road

                            St. Louis, Missouri 63128

                     (Name and Address of Agent for Service)

                               Richard C. Pearson

                            Executive Vice President

                    First MetLife Investors Insurance Company

                             c/o Richard C. Pearson

                            5 Park Plaza, Suite 1900

                            Irvine, California 92614

                                 (949) 223-5680

                                   COPIES TO:

                                W. Thomas Conner

                         Sutherland Asbill & Brennan LLP

                         1275 Pennsylvania Avenue, N.W.

                            Washington, DC 20004-2415

                                 (202) 383-0590

                 (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

[ ]    immediately upon filing pursuant to paragraph (b) of Rule 485.


[x]    on April 30, 2007 pursuant to paragraph (b) of Rule 485.


[ ]    60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]    on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Registered: (1) Individual Variable Annuity Contracts, and
(2) Guarantee related to insurance obligations under variable annuity contracts

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                    FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                       SUPPLEMENT DATED APRIL 30, 2007 TO
                         PROSPECTUS DATED APRIL 30, 2007

This supplement describes the Lifetime Withdrawal Guarantee, a new version of the Guaranteed Withdrawal Benefit, which may be added by rider to Class VA variable annuity contracts issued by First MetLife Investors Insurance Company ("we", "us", or "our"). This supplement provides information in addition to that contained in the prospectus dated April 30, 2007 for the contract. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

1.   FEE TABLES AND EXAMPLES

In the "Additional Optional Rider Charges" table in the "FEE TABLES AND EXAMPLES" section of the prospectus, add the following below "Guaranteed Withdrawal Benefit and Enhanced Guaranteed Withdrawal Benefit Rider Charge Upon Optional Reset (maximum)":

     -------------------------------------------- ------------------------------
     Lifetime Withdrawal Guarantee (Single Life   0.50% of the Total Guaranteed
     version) Prior to Automatic Annual Step-Up   Withdrawal Amount (Note 4)
     -------------------------------------------- ------------------------------
     Lifetime Withdrawal Guarantee (Single Life   0.95% of the Total Guaranteed
     version) Upon Automatic Annual Step-Up       Withdrawal Amount (Note 4)
     (maximum)
     -------------------------------------------- ------------------------------
     Lifetime Withdrawal Guarantee (Joint Life    0.70% of the Total Guaranteed
     version) Prior to Automatic Annual Step-Up   Withdrawal Amount (Note 4)
     -------------------------------------------- ------------------------------
     Lifetime Withdrawal Guarantee (Joint Life    1.40% of the Total Guaranteed
     version) Upon Automatic Annual Step-Up       Withdrawal Amount (Note 4)
     (maximum)
     -------------------------------------------- ------------------------------

                                                                    SUPP-NYVALWG


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Note 4. The Total Guaranteed Withdrawal Amount is initially set at an amount equal to your initial purchase payment. The Total Guaranteed Withdrawal Amount may increase with additional purchase payments. See "Living Benefits - Guaranteed Withdrawal Benefit" for a definition of the term Total Guaranteed Withdrawal Amount.

In the "FEE TABLES AND EXAMPLES" section of the prospectus, in the "Examples," replace Chart 1 with the following:

     CHART 1. Chart 1 assumes you select the optional Annual Step-Up Death Benefit and the Joint Life version of the Lifetime Withdrawal Guarantee rider (assuming the maximum 1.40% charge applies in all contract years), which is the most expensive way to purchase the contract.

     (1)  IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME
          PERIOD:

                          1 year   3 years   5 years   10 years
                          ------   -------   -------   --------
     (a).............     $1,179   $2,000    $2,834     $5,156

     (b).............     $1,058   $1,646    $2,257     $4,081


     (2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:

                          1 year   3 years   5 years   10 years
                          ------   -------   -------   --------
     (a)...............     $479    $1,460    $2,474     $5,156

     (b)...............     $358    $1,106    $1,897     $4,081


2.   PURCHASE

In the "Allocation of Purchase Payments" section of the "PURCHASE" section of the prospectus, add the following after the third paragraph:

If you choose the Lifetime Withdrawal Guarantee rider, until the rider terminates, we will require you to allocate your purchase payments and account value solely among the BlackRock Money Market Portfolio and/or the MetLife Asset Allocation Program portfolios, excluding the MetLife Aggressive Strategy Portfolio (you may participate in the EDCA program, subject to restrictions).


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3.   INVESTMENT OPTIONS

In the "Transfers - General" section of the "INVESTMENT OPTIONS" section of the prospectus, add the following after the fifth bullet item:

     . If you have elected to add the Lifetime Withdrawal Guarantee rider to your contract, you may only make transfers between certain investment portfolios. Please refer to the section "Living Benefits -- Guaranteed Withdrawal Benefit -- Description of the Lifetime Withdrawal Guarantee -- Investment Allocation Restrictions."

4.    EXPENSES

Replace the "Guaranteed Withdrawal Benefit - Rider Charge" section of the "EXPENSES" section of the prospectus with the following:

GUARANTEED WITHDRAWAL BENEFIT - RIDER CHARGE

We offer an optional Guaranteed Withdrawal Benefit ("GWB") that you can select when you purchase the contract. There are three different versions of the GWB under this contract: GWB I, Enhanced GWB, and Lifetime Withdrawal Guarantee. We currently only offer the Enhanced GWB and Lifetime Withdrawal Guarantee riders. For contracts issued prior to May 1, 2006, we only offered the GWB I rider. If you elect a GWB rider, a charge is deducted from your account value during the accumulation phase on each contract anniversary. The charge for the GWB I or Enhanced GWB rider is equal to 0.50% of the Guaranteed Withdrawal Amount (see "Living Benefits --Guaranteed Withdrawal Benefit -- Description of Guaranteed Withdrawal Benefit I") on the applicable contract anniversary, prior to taking into account any Optional Reset occurring on such contract anniversary. The charge for the Lifetime Withdrawal Guarantee rider is equal to 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see "Living Benefits --Guaranteed Withdrawal Benefit -- Description of the Lifetime Withdrawal Guarantee" below) on the applicable contract anniversary, after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on such contract anniversary.

The GWB rider charge is deducted from your account value pro rata from each investment portfolio, the fixed account and the EDCA account in the ratio each portfolio/account bears to your total account value. We take amounts from the investment options that are part of the Separate Account by canceling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your account value, you apply your account value to an annuity option, there is a change in owners, joint owners or annuitants (if the owner is a non-natural person), or the contract terminates (except for a termination due to death), a pro rata portion of the rider charge will be assessed based on the number of full months from the last contract anniversary to the date of the change. If the Enhanced GWB or Lifetime Withdrawal Guarantee rider is cancelled following an eligible contract anniversary pursuant to the cancellation provisions of each rider, a pro rata portion of the rider charge will not be assessed based on the period from the contract anniversary to the date the cancellation takes effect.


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If you elect an Optional Reset on the 5th contract anniversary under the GWB I rider or on the 3rd contract anniversary under the Enhanced GWB rider, or thereafter as permitted, we may increase the rider charge to the GWB I/Enhanced GWB rider charge applicable to current contract purchases of the same rider at the time of the reset, but to no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee, we may increase the rider charge to the Lifetime Withdrawal Guarantee charge applicable to current contract purchases of the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount.

If the GWB I rider is in effect, the rider charge will continue even if your Benefit Base (see "Living Benefits -- Guaranteed Withdrawal Benefit -- Description of Guaranteed Withdrawal Benefit I") equals zero. If the Enhanced GWB rider is in effect, the rider charge will not continue if your Benefit Base (see "Living Benefits -- Guaranteed Withdrawal Benefit--Description of Guaranteed Withdrawal Benefit I") equals zero. If the Lifetime Withdrawal Guarantee rider is in effect, the rider charge will continue if your Remaining Guaranteed Withdrawal Amount (see "Living Benefits--Guaranteed Withdrawal Benefit--Description of the Lifetime Withdrawal Guarantee") equals zero.

5.   LIVING BENEFITS

In the "Guaranteed Withdrawal Benefit" section of the "LIVING BENEFITS" section of the prospectus, replace all of the text up to the heading "Description of Guaranteed Withdrawal Benefit I" with the following:


GUARANTEED WITHDRAWAL BENEFIT

We offer an optional Guaranteed Withdrawal Benefit ("GWB") for an additional charge. There are three versions of the GWB under this contract:

     .    Guaranteed Withdrawal Benefit I ("GWB I")
     .    Enhanced Guaranteed Withdrawal Benefit ("Enhanced GWB")
     .    Lifetime Withdrawal Guarantee

CURRENTLY WE ONLY OFFER THE ENHANCED GWB AND THE LIFETIME WITHDRAWAL GUARANTEE. FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2006, WE ONLY OFFERED THE GWB I RIDER. All three versions of the GWB are described below. If you purchase the GWB, you must elect one version at the time you purchase the contract, prior to age 86. You may not have this benefit and a GMIB or GMAB rider in effect at the same time. Once elected, the GWB rider may not be terminated except as stated below in the description of each version of the GWB.

Each version of the GWB rider guarantees that the entire amount of purchase payments you make will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any contract year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, you can take specified annual withdrawals until the entire amount of the purchase payments you made during the time period specified in your rider has been returned to you. Moreover, if you make your first withdrawal on or after the date you reach age 59 1/2, the Lifetime Withdrawal


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Guarantee rider guarantees income for your life (and the life of your spouse, if the Joint Life version of the rider was elected, and your spouse elects to continue the contract and is at least age 59 1/2 at continuation), even after the entire amount of purchase payments has been returned. (See "Description of the Lifetime Withdrawal Guarantee" below.)

THE GWB GUARANTEE MAY BE REDUCED IF YOUR ANNUAL WITHDRAWALS ARE GREATER THAN THE MAXIMUM AMOUNT ALLOWED, CALLED THE ANNUAL BENEFIT PAYMENT, WHICH IS DESCRIBED IN MORE DETAIL BELOW. The GWB does not establish or guarantee an account value or minimum return for any investment portfolio. The Benefit Base (as described below) under the GWB I and Enhanced GWB riders, and the Remaining Guaranteed Withdrawal Amount (as described below) under the Lifetime Withdrawal Guarantee rider, cannot be taken as a lump sum. (However, if you cancel the Lifetime Withdrawal Guarantee rider after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your account value to the purchase payments credited within the first 120 days of the date that we issue the contract, reduced proportionately for any withdrawals. See "Description of the Lifetime Withdrawal Guarantee -- Cancellation and Guaranteed Principal Adjustment" below.) Income taxes and penalties may apply to your withdrawals, and withdrawal charges may apply to withdrawals during the first contract year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount. (See "Expenses - Withdrawal Charge.")


IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT THE GWB GUARANTEES THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE INITIAL GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LIFETIME WITHDRAWAL GUARANTEE). THIS REDUCTION MAY BE SIGNIFICANT AND MEANS THAT RETURN OF YOUR PURCHASE PAYMENTS MAY BE LOST. THE GWB RIDER CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LIFETIME WITHDRAWAL GUARANTEE) UNTIL TERMINATION OF THE RIDER.

     . IF THE GWB I OR ENHANCED GWB RIDER IS IN EFFECT, THE GUARANTEED WITHDRAWAL AMOUNT WILL NOT DECREASE DUE TO WITHDRAWALS.

     . IF THE LIFETIME WITHDRAWAL GUARANTEE RIDER IS IN EFFECT, THE TOTAL GUARANTEED WITHDRAWAL AMOUNT WILL NOT DECREASE DUE TO WITHDRAWALS THAT DO NOT EXCEED THE MAXIMUM AMOUNT ALLOWED IN ANY CONTRACT YEAR. WITHDRAWALS THAT EXCEED THE MAXIMUM AMOUNT ALLOWED IN ANY CONTRACT YEAR MAY DECREASE THE TOTAL GUARANTEED WITHDRAWAL AMOUNT.

IF THE GWB I OR LIFETIME WITHDRAWAL GUARANTEE RIDER IS IN EFFECT, WE WILL CONTINUE TO ASSESS THE GWB RIDER CHARGE EVEN IN THE CASE WHERE YOUR BENEFIT BASE (FOR GWB I), AS DESCRIBED BELOW, OR REMAINING GUARANTEED WITHDRAWAL AMOUNT (FOR LIFETIME WITHDRAWAL GUARANTEE), AS DESCRIBED BELOW, EQUALS ZERO. HOWEVER, IF THE GWB I OR ENHANCED GWB RIDER IS IN EFFECT, WE WILL NOT CONTINUE TO ASSESS THE GWB RIDER CHARGE IF YOUR BENEFIT BASE, AS DESCRIBED BELOW, EQUALS ZERO.


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The tax treatment of withdrawals under the GWB rider is uncertain. It is conceivable that the amount of potential gain could be determined based on the Benefit Base (Remaining Guaranteed Withdrawal Amount under the Lifetime Withdrawal Guarantee) at the time of the withdrawal, if the Benefit Base (or Remaining Guaranteed Withdrawal Amount) is greater than the account value (prior to withdrawal charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the contract. Consult your tax advisor prior to purchase.

Add the following after the "Description of the Enhanced Guaranteed Withdrawal Benefit" section of the "LIVING BENEFITS" section:

DESCRIPTION OF THE LIFETIME WITHDRAWAL GUARANTEE

We offer the Lifetime Withdrawal Guarantee rider, an optional rider that may be elected instead of the Enhanced GWB rider. You should carefully consider which version of the GWB may be best for you. Here are some of the differences between the Lifetime Withdrawal Guarantee rider and the GWB I and Enhanced GWB riders:

     . Guaranteed Payments for Life. So long as you make your first withdrawal on or after the date you reach age 59 1/2, the Lifetime Withdrawal Guarantee rider guarantees that we will make payments to you over your lifetime (and the life of your spouse, if the Joint Life version of the rider was elected, and your spouse elects to continue the contract and is at least age 59 1/2 at continuation), even after the entire amount of purchase payments has been returned.

     . Automatic Annual Step-Ups. In contrast to the GWB I rider, which offers an optional reset beginning with the 5th contract anniversary prior to the owner's 86th birthday, and the Enhanced GWB rider, which offers an optional reset beginning with the 3rd contract anniversary prior to the owner's 86th birthday, the Lifetime Withdrawal Guarantee provides automatic resets on each contract anniversary prior to the owner's 86th birthday (and offers the owner the ability to opt out of the resets).

     . Withdrawal Rates. The Lifetime Withdrawal Guarantee rider uses a 5% Withdrawal Rate to determine the Annual Benefit Payment. The GWB I and Enhanced GWB riders use a 7% Withdrawal Rate to determine the Annual Benefit Payment.

     . Cancellation. The Lifetime Withdrawal Guarantee rider also provides the ability to cancel the rider every five contract years for the first 15 contract years and annually thereafter. The Enhanced GWB rider offers only one opportunity to cancel the rider (on the fifth contract anniversary), and the GWB I rider does not offer the ability to cancel the rider.

     . Investment Allocation Restrictions. If you elect the Lifetime Withdrawal Guarantee rider, you are limited to allocating your purchase payments and account value among certain investment portfolios (see "Investment Allocation Restrictions" below in this section).

     . The Lifetime Withdrawal Guarantee rider also offers favorable treatment of required minimum distribution withdrawals when compared to the GWB I rider.


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In considering whether to purchase the Lifetime Withdrawal Guarantee rider, you must consider your desire for protection and the cost of the rider with the possibility that had you not purchased the rider, your account value may be higher. In considering the benefit of the lifetime withdrawals, you should consider the impact of inflation. Even relatively low levels of inflation may have a significant effect on purchasing power. The Automatic Annual Step-Up, as described below, may provide protection against inflation, if and when there are strong investment returns. As with any GWB rider, the Lifetime Withdrawal Guarantee rider, however, does not assure that you will receive strong, let alone any, return on your investments.

TOTAL GUARANTEED WITHDRAWAL AMOUNT. The TOTAL GUARANTEED WITHDRAWAL AMOUNT is the minimum amount that you are guaranteed to receive over time while the Lifetime Withdrawal Guarantee rider is in effect. We assess the Lifetime Withdrawal Guarantee rider charge as a percentage of the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. The Total Guaranteed Withdrawal Amount is increased (up to a maximum of $5,000,000) by additional purchase payments. Withdrawals that do not exceed the Annual Benefit Payment (see "Annual Benefit Payment" below) do not reduce the Total Guaranteed Withdrawal Amount. If, however, a withdrawal results in cumulative withdrawals for the current contract year that exceed the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be reduced by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the account value after the withdrawal (if such account value is lower than the Total Guaranteed Withdrawal Amount).

5% COMPOUNDING INCOME AMOUNT. On each contract anniversary until the earlier of:
(a) the date of the first withdrawal from the contract or (b) the tenth contract anniversary, the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount are increased by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $5,000,000). The Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount may also be increased by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.

REMAINING GUARANTEED WITHDRAWAL AMOUNT. The REMAINING GUARANTEED WITHDRAWAL AMOUNT is the remaining amount guaranteed to be received over time. The Remaining Guaranteed Withdrawal Amount is increased (up to a maximum of $5,000,000) by additional purchase payments, and decreased by the amount of each withdrawal (including any applicable withdrawal charges) regardless of whether or not the withdrawal exceeds the Annual Benefit Payment. The Remaining Guaranteed Withdrawal Amount is also increased by the 5% Compounding Income Amount, as described above. If a withdrawal results in cumulative withdrawals for the current contract year that exceed the Annual Benefit Payment, the Remaining Guaranteed Withdrawal Amount will also be reduced by an additional amount equal to the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the account value after the withdrawal (if such account value is lower than the Remaining Guaranteed Withdrawal Amount).

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     .    If you take your first withdrawal before the date you reach age 59
          1/2, we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your account value declines to zero.

     . If you take your first withdrawal on or after the date you reach age 59 1/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if the Joint Life version of the rider was elected, and your spouse elects to continue the contract and is at least age 59 1/2 at continuation), even if your Remaining Guaranteed Withdrawal Amount and/or account value declines to zero.

You should carefully consider when to begin taking withdrawals if you have elected the Lifetime Withdrawal Guarantee. If you begin taking withdrawals too soon, you may limit the value of the Lifetime Withdrawal Guarantee. For example, your Total Guaranteed Withdrawal Amount is no longer increased by the 5% Compounding Income Amount once you make your first withdrawal. If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

At any time during the accumulation phase, you can elect to annuitize under current annuity rates in lieu of continuing the Lifetime Withdrawal Guarantee rider. This may provide higher income amounts and/or different tax treatment than the payments received under the Lifetime Withdrawal Guarantee rider.

ANNUAL BENEFIT PAYMENT. The initial ANNUAL BENEFIT PAYMENT is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate. If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 5% Compounding Income Amount, the Automatic Annual Step-Up, or withdrawals greater than the Annual Benefit Payment), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate.

It is important that you carefully manage your annual withdrawals. To ensure that you retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each contract year. If a withdrawal charge does apply, the charge is not included in the amount withdrawn for purposes of calculating whether annual withdrawals during a contract year exceed the Annual Benefit Payment. If a withdrawal from your contract does result in annual withdrawals during a contract year exceeding the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount may be recalculated and the Annual Benefit Payment will be reduced to the new Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate. In addition, as noted above, if a withdrawal results in cumulative withdrawals for the current contract year exceeding the Annual Benefit Payment, the Remaining Guaranteed Withdrawal Amount will also be reduced by an additional amount equal to the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the account value after the withdrawal (if such account value is lower than the Remaining Guaranteed Withdrawal Amount). These reductions in the Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount may be significant. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so

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long as the withdrawal that exceeded the Annual Benefit Payment did not cause your account value to decline to zero.

You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only a part of your Annual Benefit Payment in any given contract year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, since your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount, you cannot withdraw 3% in one year and then withdraw 7% the next year without exceeding your Annual Benefit Payment in the second year.


AUTOMATIC ANNUAL STEP-UP. On each contract anniversary prior to the owner's 86th birthday, an Automatic Annual Step-Up will occur, provided that the account value exceeds the Total Guaranteed Withdrawal Amount immediately before the Step-Up (and provided that you have not chosen to decline the Step-Up as described below).

The Automatic Annual Step-Up will:

     . reset the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the account value on the date of the Step-Up, up to a maximum of $5,000,000;

     . reset the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the Step-Up; and

     . reset the Lifetime Withdrawal Guarantee rider charge to the charge applicable to contract purchases of the same rider at the time of the Step-Up, up to a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version).

In the event that the charge applicable to contract purchases at the time of the Step-Up is higher than your current Lifetime Withdrawal Guarantee rider charge, you will be notified in writing a minimum of 30 days in advance of the applicable contract anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center no less than seven calendar days prior to the applicable contract anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Service Center that you wish to reinstate the Step-Ups. This reinstatement will take effect at the next contract anniversary after we receive your request for reinstatement.

Please note that the Automatic Annual Step-Up may be of limited benefit if you intend to make purchase payments that would cause your account value to approach $5,000,0000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $5,000,0000.

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REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other contracts subject to Section
401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. After the first contract year, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for that year, if such amounts are greater than your Annual Benefit Payment. YOU MUST BE ENROLLED IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Service Center.

INVESTMENT ALLOCATION RESTRICTIONS. If you elect the Lifetime Withdrawal Guarantee rider, you are limited to allocating your purchase payments and account value among the following investment portfolios:

     1) MetLife Defensive Strategy Portfolio
     2) MetLife Moderate Strategy Portfolio
     3) MetLife Balanced Strategy Portfolio
     4) MetLife Growth Strategy Portfolio
     5) BlackRock Money Market Portfolio

You may also elect to participate in the EDCA program, provided that your destination investment portfolios are one or more of the above listed investment portfolios you have chosen.

JOINT LIFE VERSION. A Joint Life version of the Lifetime Withdrawal Guarantee rider is available for a charge of 0.70% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.40%). Like the Single Life version of the Lifetime Withdrawal Guarantee rider, the Joint Life version must be elected at the time you purchase the contract, and the owner (or oldest joint owner) must be age 85 or younger. Under the Joint Life version, when the owner of the contract dies (or when the first joint owner dies), the Lifetime Withdrawal Guarantee rider will automatically remain in effect only if the spouse is the primary beneficiary and elects to continue the contract under the spousal continuation provisions. (See "Death Benefit - Spousal Continuation.") This means that if you purchase the Joint Life version and subsequently get divorced, or your spouse is no longer the primary beneficiary at the time of your death, he or she will not be eligible to receive payments under the Lifetime Withdrawal Guarantee rider. If the spouse is younger than age 59 1/2 when he or she elects to continue the contract, the spouse will receive the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. If the spouse is age 59 1/2 or older when he or she elects to continue the contract, the spouse will receive the Annual Benefit Payment each year for the remainder of his or her life. In situations in which a trust is both the owner and beneficiary of the contract, the Joint Life version of the Lifetime Withdrawal Guarantee would not apply.

CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the Lifetime Withdrawal Guarantee rider on the contract anniversary every five contract years for the first 15 contract years and annually thereafter. We must receive your cancellation request within 30 days following the eligible contract anniversary in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center). The cancellation will take effect upon our receipt of your request. If cancelled, the Lifetime Withdrawal Guarantee rider will terminate, we will no longer deduct the Lifetime Withdrawal Guarantee rider charge, and the investment allocation restrictions described above will no longer apply. The variable annuity contract, however, will continue.

If you cancel the Lifetime Withdrawal Guarantee rider on the fifteenth contract anniversary or any eligible contract anniversary thereafter, we will add a GUARANTEED PRINCIPAL ADJUSTMENT to your account value. The Guaranteed Principal Adjustment is intended to restore your initial investment in the contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) - (b) where:

     (a) purchase payments credited within 120 days of the date that we issued the contract, reduced proportionately by the percentage reduction in account value attributable to any partial withdrawals taken (including any applicable withdrawal charges) and

     (b)  is the account value on the date of cancellation.

The Guaranteed Principal Adjustment will be added to each applicable investment portfolio in the ratio the portion of the account value in such investment portfolio bears to the total account value in all investment portfolios. The Guaranteed Principal Adjustment will never be less than zero.

Only purchase payments made during the first 120 days that you hold the contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your account value and impact whether or not a benefit is due. Therefore, the Lifetime Withdrawal Guarantee may not be appropriate for you if you intend to make additional purchase payments after the 120 day period and are purchasing the Lifetime Withdrawal Guarantee for its Guaranteed Principal Adjustment feature.

TERMINATION OF THE LIFETIME WITHDRAWAL GUARANTEE RIDER. The Lifetime Withdrawal Guarantee rider will terminate upon the earliest of:

     (1) the date of a full withdrawal of the account value (a pro rata portion of the rider charge will be assessed; you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the rider have been met);

     (2) the date all of the account value is applied to an annuity option (a pro rata portion of the rider charge will be assessed);

     (3) the date there are insufficient funds to deduct the Lifetime Withdrawal Guarantee rider charge from the account value (you are still eligible to receive either the Remaining

          Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of the rider have been met);

     (4) death of the owner or joint owner (or the annuitant if the owner is a non-natural person), except where the contract is issued under the Joint Life version of the Lifetime Withdrawal Guarantee, the primary beneficiary is the spouse, and the spouse elects to continue the contract under the spousal continuation provisions of the contract;

     (5) change of the owner or joint owner for any reason (a pro rata portion of the rider charge will be assessed), subject to our administrative procedures;

     (6)  the effective date of the cancellation of the rider; or

     (7) termination of the contract to which the rider is attached (a pro rata portion of the rider charge will be assessed, except for a termination due to death).

Once the rider is terminated, the Lifetime Withdrawal Guarantee rider charge will no longer be deducted and the Lifetime Withdrawal Guarantee investment allocation restrictions will no longer apply.

ADDITIONAL INFORMATION. The Lifetime Withdrawal Guarantee rider may affect the death benefit available under your contract. If the owner or joint owner should die while the Lifetime Withdrawal Guarantee rider is in effect, an additional death benefit amount will be calculated under the Lifetime Withdrawal Guarantee rider that can be taken in a lump sum. The Lifetime Withdrawal Guarantee death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals. If this death benefit amount is greater than the death benefit provided by your contract, and if withdrawals in each contract year did not exceed the Annual Benefit Payment, then this death benefit amount will be paid instead of the death benefit provided by the contract. All other provisions of your contract's death benefit will apply.

Alternatively, the beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit or the additional death benefit amount calculated under the Lifetime Withdrawal Guarantee as described above. Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the owner (or the annuitant, if the owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to
Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the Lifetime Withdrawal Guarantee rider because (1) you make a total withdrawal of your account value; (2) your account value is insufficient to pay the Lifetime Withdrawal Guarantee rider charge; or (3) the contract owner dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract, you may not make additional purchase payments under the contract.

GWB, LIFETIME WITHDRAWAL GUARANTEE AND DECEDENT CONTRACTS

In the event the Lifetime Withdrawal Guarantee is made available for purchase by a beneficiary under a decedent's IRA (or where otherwise offered, under any other contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases) and the beneficiary, as required under tax rules, is to receive required minimum distributions prior to attaining age 59 1/2, the required minimum distributions received from the contract will have the effect of eliminating the lifetime payments under the Lifetime Withdrawal Guarantee. Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the owner's death. Therefore the Lifetime Withdrawal Guarantee is not appropriate for purchase under a decedent's IRA by a beneficiary who has not attained age 59 1/2.

Note that the GWB I, Enhanced GWB, and Lifetime Withdrawal Guarantee are not appropriate for purchase by a beneficiary under a decedent's Non-Qualified Contract.

6.   APPENDIX - GUARANTEED WITHDRAWAL BENEFIT EXAMPLES

Add the following at the end of APPENDIX D:

J.   Lifetime Withdrawal Guarantee


     1.   When Withdrawals Do Not Exceed the Annual Benefit Payment


Assume that a contract had an initial purchase payment of $100,000. The initial account value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).


Assume that $5,000 is withdrawn each year, beginning before the contract owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Total Guaranteed Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the account value is reduced to zero.

If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the account value are reduced to zero.


[GRAPHIC APPEARS HERE]






                                    Remaining
Annual                              Guaranteed   Guaranteed
Benefit   Cumulative    Account     Withdrawal   Withdrawal
Payment   Withdrawals   Value       Amount       Amount
 $5,000        $5,000    $100,000     $100,000     $100,000
  5,000        10,000      90,250       95,000      100,000
  5,000        15,000    80,987.5       90,000      100,000
  5,000        20,000   72,188.13       85,000      100,000
  5,000        25,000   63,828.72       80,000      100,000
  5,000        30,000   55,887.28       75,000      100,000
  5,000        35,000   48,342.92       70,000      100,000
  5,000        40,000   41,175.77       65,000      100,000
  5,000        45,000   34,366.98       60,000      100,000
  5,000        50,000   27,898.63       55,000      100,000
  5,000        55,000    21,753.7       50,000      100,000
  5,000        60,000   15,916.02       45,000      100,000
  5,000        65,000   10,370.22       40,000      100,000
  5,000        70,000   5,101.706       35,000      100,000
  5,000        75,000    96.62093       30,000      100,000
  5,000        80,000           0            0      100,000
  5,000        85,000           0            0      100,000
  5,000        90,000           0            0      100,000
  5,000        95,000           0            0      100,000
  5,000       100,000           0            0      100,000


  2.   When Withdrawals Do Exceed the Annual Benefit Payment


Assume that a contract had an initial purchase payment of $100,000. The initial account value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).


Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the account value was further reduced to $75,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your account value would be reduced to $75,000 - $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 - $10,000 = $85,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting account value, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the account value after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% x $65,000 = $3,250.


K.   Lifetime Withdrawal Guarantee - 5% Compounding Income Amount


Assume that a contract had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 x 5%).


The Total Guaranteed Withdrawal Amount will increase by 5% of the previous year's Total Guaranteed Withdrawal Amount until the earlier of the first withdrawal or the 10th contract anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.


If the first withdrawal is taken in the first contract year, then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 x 5%).


If the first withdrawal is taken in the second contract year, then the Total Guaranteed Withdrawal Amount would increase to $105,000 ($100,000 x 105%), and the Annual Benefit Payment would increase to $5,250 ($105,000 x 5%).


If the first withdrawal is taken in the third contract year, then the Total Guaranteed Withdrawal Amount would increase to $110,250 ($105,000 x 105%), and the Annual Benefit Payment would increase to $5,513 ($110,250 x 5%).

If the first withdrawal is taken after the 10th contract year, then the Total Guaranteed Withdrawal Amount would increase to $162,890 (the initial $100,000, increased by 5% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $8,144 ($162,890 x 5%).


[GRAPHIC APPEARS HERE]







Year         Annual
of First     Benefit
Withdrawal   Payment
         1    $5,000
         2     5,250
         3     5,513
         4     5,788
         5     6,078
         6     6,381
         7     6,700
         8     7,036
         9     7,387
        10     7,757
        11     8,144



L. Lifetime Withdrawal Guarantee - Automatic Annual Step-Ups and 5% Compounding Income Amount (No Withdrawals)


Assume that a contract had an initial purchase payment of $100,000. Assume that no withdrawals are taken.


At the first contract anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $105,000 ($100,000 increased by 5%, compounded annually). Assume the account value has increased to $110,000 at the first contract anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $105,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).


At the second contract anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $115,500 ($110,000 increased by 5%, compounded annually). Assume the account value has increased to $120,000 at the second contract anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $115,500 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).


Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 5%, compounded annually, from the second contract anniversary through the ninth contract anniversary, and at that point would be equal to $168,852. Assume that during these contract years the account value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the account value at the ninth contract anniversary has increased to $180,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $168,852 to $180,000 and reset the Annual Benefit Payment to $9,000 ($180,000 x 5%).

At the 10th contract anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $189,000 ($180,000 increased by 5%, compounded annually). Assume the account value is less than $189,000. There is no Automatic Annual Step-Up since the account value is below the Total Guaranteed Withdrawal Amount; however, due to the 5% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $9,450 ($189,000 x 5%).


[GRAPHIC APPEARS HERE]


THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE


5 Park Plaza, Suite 1900                               Telephone: (800) 343-8496
Irvine, CA 92614

                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                         SUPPLEMENT DATED APRIL 30, 2007
                                       TO
                        PROSPECTUSES DATED APRIL 30, 2007

This supplements the prospectuses, dated April 30, 2007, for the Series/Class XC, C, L - 4 Year and VA contracts issued by MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

In the "PURCHASE--Purchase Payments" section of the prospectus, add the following sentence after the first sentence:


Certain riders may not be available through certain selling firms.



        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                                       (800) 343-8496
Irvine, CA 92614

                                                  THE VARIABLE ANNUITY CONTRACT


                                                                       ISSUED BY


                                      FIRST METLIFE INVESTORS INSURANCE COMPANY



                                                                             AND



                           FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE



                                                                        CLASS VA




                                                                  APRIL 30, 2007




This prospectus describes the flexible premium deferred variable annuity contract offered by First MetLife Investors Insurance Company (First
MetLife Investors or we or us). The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans.




                               The annuity contract has 32 investment choices -

a fixed account that offers an interest rate guaranteed by us, and 31 investment portfolios listed below. You can put your money in the fixed account and/or any of these investment portfolios. Effective for contracts issued on and after May 1, 2003, the fixed account is not available as an investment choice during the accumulation phase of the contract, except in connection with an enhanced dollar cost averaging program.



MET INVESTORS SERIES TRUST (CLASS B):

     Met/AIM Small Cap Growth Portfolio

     Goldman Sachs Mid-Cap Value Portfolio

     Harris Oakmark International Portfolio


     Lazard Mid-Cap Portfolio

     Legg Mason Partners Aggressive Growth Portfolio

         (formerly Legg Mason Aggressive Growth Portfolio)


     Legg Mason Value Equity Portfolio

     Loomis Sayles Global Markets Portfolio

     Lord Abbett Bond Debenture Portfolio

     Lord Abbett Growth and Income Portfolio

     MFS (Reg. TM) Emerging Markets Equity Portfolio

     MFS (Reg. TM) Research International Portfolio

     Neuberger Berman Real Estate Portfolio

     Oppenheimer Capital Appreciation Portfolio

     PIMCO Inflation Protected Bond Portfolio

     PIMCO Total Return Portfolio


     RCM Technology Portfolio

         (formerly RCM Global Technology Portfolio)


     T. Rowe Price Mid-Cap Growth Portfolio

     Third Avenue Small Cap Value Portfolio

     Turner Mid-Cap Growth Portfolio

     Van Kampen Comstock Portfolio



METROPOLITAN SERIES FUND, INC. (CLASS B OR CLASS E, AS NOTED):

     BlackRock Money Market Portfolio

     Davis Venture Value Portfolio (Class E)

     Harris Oakmark Focused Value Portfolio

     Jennison Growth Portfolio

     MetLife Stock Index Portfolio


     Western Asset Management U.S. Government Portfolio




MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM (CLASS B):

     MetLife Defensive Strategy Portfolio

     MetLife Moderate Strategy Portfolio

     MetLife Balanced Strategy Portfolio

     MetLife Growth Strategy Portfolio

     MetLife Aggressive Strategy Portfolio


Please read this prospectus before investing and keep it on file for future reference. It contains important information about the First MetLife Investors Variable Annuity Contract.

To learn more about the First MetLife Investors Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated April 30, 2007. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 53 of this prospectus. For a free copy of the SAI, call us at (800) 343-8496, visit our website at WWW.METLIFEINVESTORS.COM, or write to us at: 5 Park Plaza, Suite 1900, Irvine, CA 92614.




The contracts:

o  are not bank deposits

o  are not FDIC insured

o  are not insured by any federal government agency

o  are not guaranteed by any bank or credit union

o  may be subject to loss of principal


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



April 30, 2007

TABLE OF CONTENTS                                              PAGE
                         PAGE





INDEX OF SPECIAL TERMS .................   4
HIGHLIGHTS .............................   5
FEE TABLES AND EXAMPLES ................   7
1. THE ANNUITY CONTRACT ................  13
     Market Timing .....................  13
2. PURCHASE ............................  14
     Purchase Payments .................  14
     Termination for Low Account Value .  14
     Allocation of Purchase Payments ...  14
     Free Look .........................  15
     Accumulation Units ................  15
     Account Value .....................  16
     Replacement of Contracts ..........  16
3. INVESTMENT OPTIONS ..................  16
     Transfers .........................  18
     Dollar Cost Averaging Programs ....  21
     Three Month Market Entry Program ..  22
     Automatic Rebalancing Program .....  22
     Description of the MetLife Asset
Allocation
       Program .........................  23
     Voting Rights .....................  23
     Substitution of Investment Options   23
4. EXPENSES ............................  24
     Product Charges ...................  24
     Account Fee .......................  24
     Guaranteed Minimum Income Benefit
- Rider
       Charge ..........................  24
     Guaranteed Withdrawal Benefit -      25
  Rider Charge
     Guaranteed Minimum Accumulation
       Benefit - Rider Charge ..........  25
     Withdrawal Charge .................  25
     Reduction or Elimination of the
Withdrawal
       Charge ..........................  26
     Premium and Other Taxes ...........  27
     Transfer Fee ......................  27
     Income Taxes ......................  27
     Investment Portfolio Expenses .....  27
5. ANNUITY PAYMENTS
     (THE INCOME PHASE) ................  27
     Annuity Date ......................  27
     Annuity Payments ..................  28
     Annuity Options ...................  28
     Guaranteed Minimum Income Benefit .  30
     Description of GMIB ...............  30


     GMIB, Qualified Contracts and
Decedent
       Contracts .......................  32
6. ACCESS TO YOUR MONEY ................  32
     Systematic Withdrawal Program .....  33
     Suspension of Payments or            33
  Transfers
7. LIVING BENEFITS .....................  34
     Guaranteed Withdrawal Benefit .....  34
     Guaranteed Minimum Accumulation      38
  Benefit
8. PERFORMANCE .........................  41
9. DEATH BENEFIT .......................  41
     Upon Your Death ...................  41
     Standard Death Benefit - Principal   41
  Protection
     Optional Death Benefit - Annual      42
  Step-Up
     General Death Benefit Provisions ..  42
     Spousal Continuation ..............  43
     Death of the Annuitant ............  43
     Controlled Payout .................  43
10. FEDERAL INCOME TAX STATUS ..........  43
     Taxation of Non-Qualified            44
  Contracts
     Taxation of Qualified Contracts ...  46
     Tax Benefits Related to the Assets
of the Separate
       Account .........................  48
     Possible Tax Law Changes ..........  49
11. OTHER INFORMATION ..................  49
     First MetLife Investors ...........  49
     The Separate Account ..............  49
     Distributor .......................  50
     Selling Firms .....................  50
     Requests and Elections ............  52
     Ownership .........................  52
     Legal Proceedings .................  53
     Financial Statements ..............  53
TABLE OF CONTENTS OF THE STATEMENT OF
ADDITIONAL INFORMATION .................  53
APPENDIX A ............................. A-1
     Condensed Financial Information ... A-1
APPENDIX B ............................. B-1
     Participating Investment            B-1
  Portfolios
APPENDIX C ............................. C-1
     EDCA Examples with Multiple         C-1
  Purchase Payments
APPENDIX D ............................. D-1
     Guaranteed Withdrawal Benefit       D-1
  Examples

INDEX OF SPECIAL TERMS


Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.




                                                                            PAGE

Account Value..............................................................16
Accumulation Phase.........................................................13
Accumulation Unit..........................................................15
Annual Benefit Payment.....................................................35
Annuitant..................................................................53
Annuity Date...............................................................27
Annuity Options............................................................28
Annuity Payments...........................................................27
Annuity Units..............................................................28
Beneficiary................................................................53
Benefit Base...............................................................35
Business Day...............................................................15
Fixed Account..............................................................13
Guaranteed Accumulation Amount.............................................39
Guaranteed Withdrawal Amount...............................................36
GWB Withdrawal Rate........................................................35
Income Base................................................................31
Income Phase...............................................................13
Investment Portfolios......................................................16
Joint Owners...............................................................52
Owner......................................................................52
Purchase Payment...........................................................14
Separate Account...........................................................49

HIGHLIGHTS


The variable annuity contract that we are offering is a contract between you, the owner, and us, the insurance company, where you agree to make at least one purchase payment to us and we agree to make a series of annuity payments at a later date. The contract has a maximum issue age and you should consult with your registered representative. The contract provides a means for investing on a tax-deferred basis in our fixed account (excludes the accumulation phase for contracts issued on and after May 1, 2003) and the investment portfolios. The contract is intended for retirement savings or other long-term investment purposes. When you purchase the contract, you can choose an optional death benefit and fixed and variable income options. You can also select the guaranteed minimum income benefit ("GMIB"), a guaranteed withdrawal benefit ("GWB"), or the guaranteed minimum accumulation benefit ("GMAB").



The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the accumulation phase, we may assess a withdrawal charge of up to 7%. The income phase occurs when you or a designated payee begin receiving regular annuity payments from your contract. You and the annuitant (the person on whose life we base annuity payments) do not have to be the same, unless you purchase a tax qualified contract or elect a GMIB (see "Annuity Payments (The Income Phase) - Guaranteed Minimum Income Benefit").


You can have annuity payments made on a variable basis, a fixed basis, or a combination of both. If you choose variable annuity payments, the amount of the variable annuity payments will depend upon the investment performance of the investment portfolio(s) you select for the income phase. If you choose fixed annuity payments, the amount of each payment will not change during the income phase.



TAX DEFERRAL AND QUALIFIED PLANS. The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans. For any tax qualified account (e.g., an IRA or 403(b) plan), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")



FREE LOOK. You may cancel the contract within 10 days after receiving it. You will receive whatever your contract is worth on the day that we receive your cancellation request and we will not deduct a withdrawal charge. The amount you receive may be more or less than your payment depending upon the performance of the investment portfolios. You bear the risk of any decline in account value. We do not refund any charges or deductions assessed during the free look period.

TAX PENALTY. The earnings in your contract are not taxed until you take money out of your contract. If you take money out of a non-qualified contract during the accumulation phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the income phase are considered partly a return of your original investment until your investment is returned.


NON-NATURAL PERSONS AS OWNERS. If the owner of a non-qualified annuity contract is not a natural person (e.g., a corporation, partnership or certain trusts), gains under the contract are generally not eligible for tax deferral. The owner of this contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). The owner of this contract can also be a beneficiary of a deceased person's contract that is an Individual Retirement Account or non-qualified deferred annuity. A contract generally may have two owners (both of whom must be individuals). The contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a SEP or SIMPLE IRA contract. Subject to state approval, certain retirement plans qualified under the Internal Revenue Code may purchase the contract.



INQUIRIES. If you need more information, please contact our Annuity Service Center at:


                    MetLife Investors Distribution Company

                                P.O. Box 10366
                          Des Moines, Iowa 50306-0366
                                 (800) 343-8496


ELECTRONIC DELIVERY. As an owner you may elect to receive electronic delivery of current prospectuses related to this contract, prospectuses and annual and semi-annual reports for the investment portfolios and other contract related documents.

Contact us at WWW.METLIFEINVESTORS.COM for more information and to enroll.

FEE TABLES AND EXAMPLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES TABLE



WITHDRAWAL CHARGE (Note 1)                7%
(as a percentage of purchase payments)
TRANSFER FEE (Note 2)                     $0 (First 12 per year)
                                          $25 (Thereafter)

--------------------------------------------------------------------------------

Note 1. If an amount withdrawn is determined to include the withdrawal of prior purchase payments, a withdrawal charge may be assessed. Withdrawal charges are calculated in accordance with the following. (See "Expenses - Withdrawal Charge.")



Number of Complete Years from    Withdrawal Charge
Receipt of Purchase Payment      (% of Purchase Payment)
------------------------------   ------------------------
               0                            7

               1                            6
               2                            6
               3                            5
               4                            4
               5                            3
               6                            2
         7 and thereafter                   0

Note 2. There is no charge for the first 12 transfers in a contract year; thereafter the fee is $25 per transfer. First MetLife Investors is currently waiving the transfer fee, but reserves the right to charge the fee in the future.


THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING INVESTMENT PORTFOLIO FEES AND EXPENSES.


--------------------------------------------------------------------------------



ACCOUNT FEE (Note 1)    $30




SEPARATE ACCOUNT ANNUAL EXPENSES*


(referred to as Separate Account Product Charges)

(as a percentage of average account value in the Separate Account)




Mortality and Expense Charge                 1.05%
Administration Charge                        0.25%
                                             ----
Total Separate Account Annual Expenses       1.30%
Death Benefit Rider Charges (Optional)
(as a percentage of average account
  value in the Separate Account)
Annual Step-Up Death Benefit                 0.20%
Total Separate Account Annual Expenses
Including Charge for Optional Death          1.50%
  Benefit


--------------------------------------------------------------------------------


Note 1. An Account Fee of $30 is charged on the last day of each contract year if account value is less than $50,000. Different policies apply during the income phase of the contract. (See "Expenses.")


* Certain charges and expenses for contracts issued before May 1, 2003 are different. Certain charges and expenses may not apply during the income phase of the contract. (See "Expenses.")

ADDITIONAL OPTIONAL RIDER CHARGES*





GUARANTEED MINIMUM INCOME BENEFIT (GMIB)   0.50% of the Income Base (Note 1)
RIDER CHARGE
GUARANTEED WITHDRAWAL BENEFIT AND          0.50% of the Guaranteed Withdrawal Amount
ENHANCED GUARANTEED WITHDRAWAL BENEFIT     (Note 2)
RIDER CHARGE PRIOR TO OPTIONAL RESET
GUARANTEED WITHDRAWAL BENEFIT AND          0.95% of the Guaranteed Withdrawal Amount
ENHANCED GUARANTEED WITHDRAWAL BENEFIT     (Note 2)
RIDER CHARGE UPON OPTIONAL RESET
(MAXIMUM)
GUARANTEED MINIMUM ACCUMULATION BENEFIT    0.75% of the Guaranteed Accumulation Amount
RIDER CHARGE                               (Note 3)



Note 1. On the issue date, the Income Base is equal to your initial purchase payment. The Income Base is adjusted for subsequent purchase payments and withdrawals. See "Annuity Payments (The Income Phase) - Guaranteed Minimum Income Benefit" for a definition of the term Income Base.


Note 2. The Guaranteed Withdrawal Amount is initially set at an amount equal to your initial purchase payment plus the GWB Bonus Amount. The Guaranteed Withdrawal Amount may increase with additional purchase payments. See "Living Benefits - Guaranteed Withdrawal Benefit" for definitions of the terms Guaranteed Withdrawal Amount and GWB Bonus Amount.


Note 3. The Guaranteed Accumulation Amount is initially set at an amount equal to a percentage of your initial purchase payment. The Guaranteed Accumulation Amount is adjusted for additional purchase payments made during the first 120 days of the contract and for withdrawals. See "Living Benefits - Guaranteed Minimum Accumulation Benefit" for a definition of the term Guaranteed Accumulation Amount.


* Certain rider charges for contracts issued before May 1, 2005, are different. Certain charges and expenses may not apply during the income phase of the contract. (See "Expenses.")

--------------------------------------------------------------------------------

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE INVESTMENT PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH INVESTMENT PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUSES FOR THE INVESTMENT PORTFOLIOS AND IN THE FOLLOWING TABLES.





                                    Minimum       Maximum
                                    ----          ----

Total Annual Portfolio Expenses     0.55%         1.76%
(expenses that are deducted from
investment portfolio assets,
including management fees,
12b-1/service fees, and other
  expenses)


--------------------------------------------------------------------------------

FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE CONTRACTS, SEE "OTHER INFORMATION -


DISTRIBUTOR."

INVESTMENT PORTFOLIO EXPENSES

(as a percentage of the average daily net assets of an investment portfolio)


The following table is a summary. For more complete information on investment portfolio fees and expenses, please refer to the prospectus for each investment portfolio.






                                                                                                                  NET
                                                                                       TOTAL     CONTRACTUAL     TOTAL
                                                                                       ANNUAL      EXPENSE      ANNUAL
                                          MANAGEMENT   12B-1/SERVICE      OTHER      PORTFOLIO     SUBSIDY     PORTFOLIO
                                             FEES           FEES       EXPENSES(1)    EXPENSES   OR DEFERRAL   EXPENSES
                                         ------------ --------------- ------------- ----------- ------------- ----------
MET INVESTORS SERIES TRUST(2)
 Met/AIM Small Cap Growth Portfolio(3)     0.87%        0.25%           0.06%        1.18%        0.00%        1.18%
 Goldman Sachs Mid-Cap Value Portfolio     0.72%        0.25%           0.07%        1.04%        0.00%        1.04%
 Harris Oakmark International Portfolio    0.78%        0.25%           0.13%        1.16%        0.00%        1.16%
 Lazard Mid-Cap Portfolio                  0.70%        0.25%           0.06%        1.01%        0.00%        1.01%
 Legg Mason Partners Aggressive Growth     0.63%        0.25%           0.09%        0.97%        0.00%        0.97%
 Portfolio(3)
 Legg Mason Value Equity Portfolio(1)      0.64%        0.25%           0.16%        1.05%        0.00%        1.05%
 Loomis Sayles Global Markets              0.70%        0.25%           0.15%        1.10%        0.00%        1.10%
  Portfolio(4)
 Lord Abbett Bond Debenture Portfolio      0.50%        0.25%           0.04%        0.79%        0.00%        0.79%
 Lord Abbett Growth and Income Portfolio   0.50%        0.25%           0.03%        0.78%        0.00%        0.78%
 MFS (Reg. TM) Emerging Markets Equity     1.04%        0.25%           0.47%        1.76%        0.21%        1.55%
  Portfolio(4)
 MFS (Reg. TM) Research International      0.72%        0.25%           0.14%        1.11%        0.00%        1.11%
  Portfolio
 Neuberger Berman Real Estate Portfolio    0.64%        0.25%           0.04%        0.93%        0.00%        0.93%
 Oppenheimer Capital Appreciation          0.57%        0.25%           0.05%        0.87%        0.00%        0.87%
 Portfolio(3)
 PIMCO Inflation Protected Bond            0.50%        0.25%           0.04%        0.79%        0.00%        0.79%
  Portfolio
 PIMCO Total Return Portfolio              0.50%        0.25%           0.05%        0.80%        0.00%        0.80%
 RCM Technology Portfolio(1)(3)            0.88%        0.25%           0.15%        1.28%        0.00%        1.28%
 T. Rowe Price Mid-Cap Growth Portfolio    0.75%        0.25%           0.03%        1.03%        0.00%        1.03%
 Third Avenue Small Cap Value Portfolio    0.74%        0.25%           0.04%        1.03%        0.00%        1.03%
 Turner Mid-Cap Growth Portfolio           0.80%        0.25%           0.08%        1.13%        0.00%        1.13%
 Van Kampen Comstock Portfolio             0.61%        0.25%           0.04%        0.90%        0.00%        0.90%
 METROPOLITAN SERIES FUND, INC.(5)
 BlackRock Money Market Portfolio          0.34%        0.25%           0.04%        0.63%        0.01%        0.62%
 Davis Venture Value Portfolio             0.71%        0.15%           0.04%        0.90%        0.00%        0.90%
 Harris Oakmark Focused Value Portfolio    0.72%        0.25%           0.05%        1.02%        0.00%        1.02%
 Jennison Growth Portfolio                 0.63%        0.25%           0.05%        0.93%        0.00%        0.93%
 MetLife Stock Index Portfolio             0.25%        0.25%           0.05%        0.55%        0.01%        0.54%
 Western Asset Management U.S.             0.50%        0.25%           0.07%        0.82%        0.00%        0.82%
  Government
 Portfolio

                                          MANAGEMENT   12B-1/SERVICE      OTHER
                                             FEES           FEES       EXPENSES(1)
                                         ------------ --------------- -------------
MET INVESTORS SERIES TRUST - METLIFE
 ASSET ALLOCATION PROGRAM(2)
 MetLife Defensive Strategy Portfolio(6)   0.10%        0.25%          0.03%
 MetLife Moderate Strategy Portfolio(6)    0.08%        0.25%          0.02%
 MetLife Balanced Strategy Portfolio(6)    0.07%        0.25%          0.01%
 MetLife Growth Strategy Portfolio(6)      0.07%        0.25%          0.01%
 MetLife Aggressive Strategy               0.09%        0.25%          0.02%
  Portfolio(6)



                                                                                  NET TOTAL
                                                                                   ANNUAL
                                                                                  PORTFOLIO
                                                                       NET        EXPENSES
                                            TOTAL     CONTRACTUAL     TOTAL       INCLUDING
                                            ANNUAL      EXPENSE       ANNUAL     EXPENSES OF
                                          PORTFOLIO     SUBSIDY     PORTFOLIO    UNDERLYING
                                           EXPENSES   OR DEFERRAL    EXPENSES   PORTFOLIOS(6)
                                         ----------- ------------- ----------- --------------
MET INVESTORS SERIES TRUST - METLIFE
 ASSET ALLOCATION PROGRAM(2)
 MetLife Defensive Strategy Portfolio(6)  0.38%       0.03%         0.35%       0.98%
 MetLife Moderate Strategy Portfolio(6)   0.35%       0.00%         0.35%       1.02%
 MetLife Balanced Strategy Portfolio(6)   0.33%       0.00%         0.33%       1.03%
 MetLife Growth Strategy Portfolio(6)     0.33%       0.00%         0.33%       1.09%
 MetLife Aggressive Strategy              0.36%       0.01%         0.35%       1.13%
  Portfolio(6)



The Net Total Annual Portfolio Expenses have been restated to reflect contractual arrangements in effect as of May 1, 2007, under which investment advisers or managers of investment portfolios have agreed to waive and/or pay expenses of the portfolios. Each of these arrangements is in effect until at least April 30, 2008 (excluding optional extensions). Net Total Annual Portfolio Expenses have not been restated to reflect expense reductions that certain investment portfolios achieved as a result of directed brokerage arrangements. The investment portfolios provided the information on their expenses, and we have not independently verified the information. Unless otherwise indicated, the information provided is for the year ended December 31, 2006.


(1) Other Expenses may include amounts repaid to investment advisers or managers pursuant to contractual arrangements for prior waivers or payments of portfolio expenses. The amounts repaid per portfolio are:
    0.02% for the Legg Mason Value Equity Portfolio; and 0.04% for the RCM Technology Portfolio.


(2) Other Expenses for the Met Investors Series Trust portfolios have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.


(3) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.


(4) The fees and expenses shown in the table are annualized, based on the portfolio's May 1, 2006 start date.


(5) Other Expenses for the Metropolitan Series Fund, Inc. portfolios have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.


(6) These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the

    Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear its pro rata portion of the operating expenses of the underlying portfolios in which the

    Portfolio invests, including the management fee. The weighted averages of the total operating expenses of the underlying portfolios, after any
                                                               -----
    applicable fee waivers and expense reimbursements, as of December 31,

    2006, were: 0.63% for the MetLife Defensive Strategy Portfolio, 0.67% for

    the MetLife Moderate Strategy Portfolio, 0.70% for the MetLife Balanced

    Strategy Portfolio, 0.76% for the MetLife Growth Strategy Portfolio and

    0.78% for the MetLife Aggressive Strategy Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolios, before any applicable fee
                                                     ------
    waivers and expense reimbursements, as of December 31, 2006, were: 1.01% for the MetLife Defensive Strategy Portfolio, 1.02% for the MetLife Moderate Strategy Portfolio, 1.03% for the MetLife Balanced Strategy Portfolio, 1.09% for the MetLife Growth Strategy Portfolio and 1.14% for the MetLife Aggressive Strategy Portfolio. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A contract owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by Met Investors Advisory LLC. (See the fund prospectus for a description of each Portfolio's target allocation.)

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND INVESTMENT PORTFOLIO FEES AND EXPENSES.



THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME: (A) MAXIMUM AND (B) MINIMUM FEES AND EXPENSES OF ANY OF THE INVESTMENT PORTFOLIOS (BEFORE SUBSIDY AND/OR DEFERRAL). ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:



CHART 1. Chart 1 assumes you select the optional Annual Step-Up Death Benefit rider and a Guaranteed Withdrawal Benefit rider (assuming the maximum 0.95% charge applies in all contract years), which is the most expensive way to purchase the contract.


(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:




                         Time Periods
      1 year            3 years        5 years       10 years
------------------   ------------   ------------   ------------
       (a)$1,132      (a)$1,841      (a)$2,539      (a)$4,411
       (b)$1,011      (b)$1,485      (b)$1,955      (b)$3,299


(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:




                      Time Periods
   1 year         3 years        5 years       10 years
------------   ------------   ------------   ------------
   (a)$432      (a)$1,301      (a)$2,179      (a)$4,411
   (b)$311        (b)$945      (b)$1,595      (b)$3,299


CHART 2. Chart 2 assumes that you do not select the optional death benefit rider, the Guaranteed Minimum Income Benefit rider, a Guaranteed Withdrawal Benefit rider, or the Guaranteed Minimum Accumulation Benefit rider, which is the least expensive way to purchase the contract.


(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:




                         Time Periods
      1 year            3 years        5 years       10 years
------------------   ------------   ------------   ------------
       (a)$1,012      (a)$1,493      (a)$1,978      (a)$3,387
        (b)$ 891      (b)$1,131      (b)$1,376      (b)$2,196


(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE
                                        APPLICABLE TIME PERIOD:




                     Time Periods
   1 year       3 years       5 years       10 years
------------   ---------   ------------   ------------
   (a)$312      (a)$953     (a)$1,618      (a)$3,387
   (b)$191      (b)$591     (b)$1,016      (b)$2,196

The Examples should not be considered a representation of past or future expenses or annual rates of return of any investment portfolio. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples. Condensed financial information containing the accumulation unit value history appears in Appendix A of this prospectus as well as in the SAI.

1. THE ANNUITY CONTRACT

This prospectus describes the Variable Annuity Contract offered by us.


The variable annuity contract is a contract between you as the owner, and us, the insurance company, where we promise to pay an income to you, in the form of annuity payments, beginning on a designated date that you select. Until you decide to begin receiving annuity payments, your annuity is in the ACCUMULATION PHASE. Once you begin receiving annuity payments, your contract switches to the INCOME PHASE.


The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract. For any tax qualified account (e.g., an IRA, 401 plan or 403(b) plan), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Tax Status.")



The contract is called a variable annuity because you can choose among the investment portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment portfolio(s) you select. The amount of the annuity payments you receive during the income phase from the variable annuity portion of the contract also depends, in part, upon the investment performance of the investment portfolio(s) you select for the income phase. We do not guarantee the investment performance of the variable annuity portion. You bear the full investment risk for all amounts allocated to the variable annuity portion. However, there are certain optional features that provide guarantees that can reduce your investment risk (see "Living Benefits - Guaranteed Minimum Accumulation Benefit").



Except as described below, the contract also contains a FIXED ACCOUNT. The fixed account is not offered by this prospectus. The fixed account offers an interest rate that is guaranteed by us. If you select the fixed account, your money will be placed with our other general account assets, and the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the total interest credited to your contract. The fixed account is part of our general account. Our general account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the general account. If you select a fixed annuity payment option during the income phase, payments are made from our general account assets.


The amount of the annuity payments you receive during the income phase from a fixed annuity payment option of the contract will remain level for the entire income phase, provided that the payment may increase in the event you make a transfer from a variable annuity payment option to the fixed annuity payment. Please see the terms of your actual contract for more detailed information.


EFFECTIVE FOR CONTRACTS ISSUED ON AND AFTER MAY 1, 2003, THE FIXED ACCOUNT OF FIRST METLIFE INVESTORS IS NOT AVAILABLE AS AN INVESTMENT CHOICE DURING THE ACCUMULATION PHASE OF THE CONTRACT, EXCEPT IN CONNECTION WITH AN ENHANCED DOLLAR COST AVERAGING PROGRAM, AND NO TRANSFER WILL BE PERMITTED INTO THE FIXED ACCOUNT UNTIL THE INCOME PHASE OF THE CONTRACT. ALL REFERENCES IN THIS PROSPECTUS TO INVESTMENTS IN OR TRANSFERS INTO THE FIXED ACCOUNT DURING THE ACCUMULATION PHASE (EXCEPT FOR THE ENHANCED DOLLAR COST AVERAGING PROGRAM) SHALL ONLY APPLY TO CONTRACTS ISSUED PRIOR TO MAY 1, 2003.



As owner of the contract, you exercise all interests and rights under the contract. You can change the owner at any time, subject to our underwriting rules (a change of ownership may terminate certain optional riders). The contract may be owned generally by joint owners (limited to two natural persons). We provide more information on this under "Other Information - Ownership."



MARKET TIMING


We have policies and procedures that attempt to detect transfer activity that may adversely affect other owners or investment portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (I.E., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the frequency and size of transfers into and out of particular investment portfolios made by owners within given periods of time and/or investigating transfer activity identified by the investment portfolios on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.


Our market timing policies and procedures are discussed in more detail in "Investment Options - Transfers - Market Timing."




2. PURCHASE

The maximum issue age for the contract and certain of its riders may be reduced in connection with the offer of the contract through certain broker dealers ("selling firms"). You should discuss this with your registered representative.



PURCHASE PAYMENTS


A PURCHASE PAYMENT is the money you give us to invest in the contract. The initial purchase payment is due on the date the contract is issued. Subject to the minimum and maximum payment requirements (see below), you may make additional purchase payments.


o The minimum initial purchase payment we will accept is $5,000 when the contract is purchased as a non-qualified contract unless you have elected an electronic funds transfer program approved by us, in which case the minimum initial purchase payment for a non-qualified contract is $500.


o If you are purchasing the contract as part of an IRA (Individual Retirement Annuity), 401(k) or other qualified plan, the minimum we will accept is $2,000.


o If you want to make an initial purchase payment of $1 million or more, or an additional purchase payment that would cause your total purchase payments to exceed $1 million, you will need our prior approval.


o You can make additional purchase payments of $500 or more to either type of contract (qualified and non-qualified) unless you have elected an electronic funds transfer program approved by us, in which case the minimum additional purchase payment is $100 per month.



o  We will accept a different amount if required by federal tax law.


o We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access to Your Money.")


o We will not accept purchase payments made with cash, money orders, or travelers checks.



We reserve the right to reject any application or purchase payment and to limit future purchase payments.


TERMINATION FOR LOW ACCOUNT VALUE



We may terminate your contract by paying you the account value in one sum if, prior to the annuity date, you do not make purchase payments for three consecutive contract years, the total amount of purchase payments made, less any partial withdrawals, is less than $2,000 or any lower amount required by federal tax laws, and the account value on or after the end of such three year period is less than $2,000. Accordingly, no contract will be terminated due solely to negative investment performance. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA, Roth IRA, SEP, SIMPLE IRA or other Qualified Contract.



ALLOCATION OF PURCHASE PAYMENTS


When you purchase a contract, we will allocate your purchase payment to the fixed account and/or any of the investment portfolios you have selected. You may not choose more than 18 investment portfolios (including the fixed account) at the time your initial purchase payment is allocated. Each allocation must be at least $500 and must be in whole numbers.


We have reserved the right to restrict payments to the fixed account if any of the following conditions exist:


o the credited interest rate on the fixed account is equal to the guaranteed minimum rate; or


o your account value in the fixed account equals or exceeds our published maximum for fixed account allocation (currently, there is no limit); or


o  a transfer was made out of the fixed account within the previous 180 days.


If you make additional purchase payments, we will allocate them in the same way as your first purchase payment unless you tell us otherwise. However, if you make an additional purchase payment and you have an EDCA or DCA program in effect, we will allocate your additional payments to the investment portfolios selected under the EDCA or DCA program unless you tell us otherwise. You may change your allocation instructions at any time by notifying us in writing, by calling us or by Internet. You may not choose more than 18 investment portfolios (including the fixed account) at the time you submit a subsequent purchase payment. If you wish to allocate the payment to more than 18 investment portfolios (including the fixed account), you must notify us of your chosen allocation one or more days prior to submitting the payment. If there are joint owners, unless we are instructed to the contrary, we will accept allocation instructions from either joint owner.



If you choose the Guaranteed Minimum Accumulation Benefit rider, until the rider terminates, we will require you to allocate your purchase payments and account value solely to one of the MetLife Asset Allocation Program portfolios, excluding the MetLife Growth Strategy Portfolio and the MetLife Aggressive Strategy Portfolio (you may participate in the EDCA program, subject to restrictions).



Once we receive your purchase payment and the necessary information, we will issue your contract and allocate your first purchase payment within 2 business days. A BUSINESS DAY is each day that the New York Stock Exchange is open for business. A business day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. (See "Other Information
- Requests and Elections.")


FREE LOOK


If you change your mind about owning this contract, you can cancel it within 10 days after receiving it. We ask that you submit your request to cancel in writing, signed by you, to our Annuity Service Center. When you cancel the contract within this "free look" period, we will not assess a withdrawal charge. You will receive back whatever your contract is worth on the day we receive your request. This may be more or less than your payment depending upon the performance of the portfolios you allocated your purchase payment to during the free look period. This means that you bear the risk of any decline in the value of your contract during the free look period. We do not refund any charges or deductions assessed during the free look period.


ACCUMULATION UNITS


The portion of your account value allocated to the Separate Account will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of this portion of your account value, we use a unit of measure we call an ACCUMULATION UNIT. (An accumulation unit works like a share of a mutual fund.)


Every business day we determine the value of an accumulation unit for each of the investment portfolios by multiplying the accumulation unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:


1) dividing the net asset value per share of the investment portfolio at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the investment portfolio as of that day, by the net asset value per share of the investment portfolio for the previous business day, and


2) multiplying it by one minus the Separate Account product charges (including any death benefit rider charge) for each day since the last business day and any charges for taxes.


The value of an accumulation unit may go up or down from day to day.


When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment portfolio by the value of the accumulation unit for that investment portfolio.


We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each day (generally 4:00 p.m. Eastern
Time) and then credit your contract.


EXAMPLE:


   On Monday we receive an additional purchase payment of $5,000 from you before 4:00 p.m. Eastern Time. You have told us you want this to go to the Lord Abbett Growth and Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Lord Abbett Growth and Income Portfolio is $13.90. We then divide $5,000 by $13.90 and credit your contract on

   Monday night with 359.71 accumulation units for the Lord Abbett Growth and Income Portfolio.


ACCOUNT VALUE


ACCOUNT VALUE is equal to the sum of your interests in the investment portfolios, the fixed account, and the EDCA account. Your interest in each investment portfolio is determined by multiplying the number of accumulation units for that portfolio by the value of the accumulation unit.


REPLACEMENT OF CONTRACTS



From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. The account value of this contract attributable to the exchanged assets will not be subject to any withdrawal charge or be eligible for the Enhanced Dollar Cost Averaging program or the Three Month Market Entry Program (see "Investment Options - Dollar Cost Averaging Programs"). Any additional purchase payments contributed to the new contract will be subject to all fees and charges, including the withdrawal charge described in the current prospectus for the new contract. The fees and charges in the new contract may be higher (or lower) and the benefits may be different. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.



Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the contract until we have received the initial premium from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.




3. INVESTMENT OPTIONS

The contract offers 31 INVESTMENT PORTFOLIOS, which are listed below. Additional investment portfolios may be available in the future.


YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY. COPIES OF THESE PROSPECTUSES WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR CONTRACT. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: FIRST METLIFE INVESTORS INSURANCE COMPANY, ANNUITY SERVICE CENTER, P.O. BOX 10366, DES MOINES, IOWA 50306-0366, (800) 343-8496. YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://

WWW.SEC.GOV. CERTAIN INVESTMENT PORTFOLIOS DESCRIBED IN THE FUND PROSPECTUSES MAY NOT BE AVAILABLE WITH YOUR CONTRACT. APPENDIX B CONTAINS A SUMMARY OF ADVISERS AND SUBADVISERS, AND INVESTMENT OBJECTIVES AND STRATEGIES FOR EACH INVESTMENT PORTFOLIO.


The investment objectives and policies of certain of the investment portfolios may be similar to the investment objectives and policies of other mutual funds that certain of the portfolios' investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds may have the same investment advisers.


Shares of the investment portfolios may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to qualified plans. Due to differences in tax treatment and other considerations, the interests of various owners participating in, and the interests of qualified plans investing in the investment portfolios may conflict. The investment portfolios will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.



CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT PORTFOLIOS. We do not receive compensation from any of the advisers or subadvisers of any of the investment portfolios of the Met Investors Series Trust or the Metropolitan Series Fund, Inc. (or their affiliates) for administrative or other services relating to the portfolios, excluding 12b-1 fees (see below). However, we and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers, MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the investment portfolios. We will benefit accordingly from assets allocated to the investment portfolios to the extent they result in profits to the advisers. (See "Fee Tables and Examples - Investment Portfolio Expenses" for information on the management fees paid by the investment portfolios and the Statement of Additional Information for the investment portfolios for information on the management fees paid by the advisers to the subadvisers.) Additionally, an investment adviser or subadviser of an investment portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of the contracts.


Each of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Each investment portfolio's 12b-1 Plan is described in more detail in the investment portfolio's prospectus. (See "Fee Tables and Examples - Investment Portfolio Expenses" and "Other Information - Distributor.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an investment portfolio's 12b-1 Plan decrease the investment portfolio's investment return.


We select the investment portfolios offered through this contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the investment portfolio's adviser or subadviser is one of our affiliates or whether the investment portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than to those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the investment portfolios periodically and may remove an investment portfolio or limit its availability to new purchase payments and/or transfers of account value if we determine that the investment portfolio no longer meets one or more of the selection criteria, and/or if the investment portfolio has not attracted significant allocations from owners. In some cases, we have included investment portfolios based on recommendations made by selling firms.


WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR INVESTMENT PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE INVESTMENT PORTFOLIOS YOU HAVE CHOSEN.




MET INVESTORS SERIES TRUST (CLASS B)


Met Investors Series Trust is a mutual fund with multiple portfolios. Met Investors Advisory LLC (Met Investors Advisory), an affiliate of First MetLife Investors, is the investment manager of Met Investors Series Trust. Met Investors Advisory has engaged subadvisers to provide investment advice for the individual investment portfolios. (See Appendix B for the names of the subadvisers.) The following Class B portfolios are available under the contract:



     Met/AIM Small Cap Growth Portfolio

     Goldman Sachs Mid-Cap Value Portfolio

     Harris Oakmark International Portfolio


     Lazard Mid-Cap Portfolio

     Legg Mason Partners Aggressive Growth Portfolio

         (formerly Legg Mason Aggressive Growth Portfolio)


     Legg Mason Value Equity Portfolio

     Loomis Sayles Global Markets Portfolio

     Lord Abbett Bond Debenture Portfolio

     Lord Abbett Growth and Income Portfolio

     MFS (Reg. TM) Emerging Markets Equity Portfolio

     MFS (Reg. TM) Research International Portfolio

     Neuberger Berman Real Estate Portfolio

     Oppenheimer Capital Appreciation Portfolio

     PIMCO Inflation Protected Bond Portfolio

     PIMCO Total Return Portfolio


     RCM Technology Portfolio

         (formerly RCM Global Technology Portfolio)


     T. Rowe Price Mid-Cap Growth Portfolio

     Third Avenue Small Cap Value Portfolio

     Turner Mid-Cap Growth Portfolio

     Van Kampen Comstock Portfolio



METROPOLITAN SERIES FUND, INC. (CLASS B OR CLASS E, AS NOTED)

Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, LLC (MetLife Advisers), an affiliate of First MetLife Investors, is the investment adviser to the portfolios. MetLife Advisers has engaged subadvisers to provide investment advice for the individual investment portfolios. (See Appendix B for the names of the subadvisers.) The following Class B or Class E, as noted, portfolios are available under the contract:


     BlackRock Money Market Portfolio

     Davis Venture Value Portfolio (Class E)

     Harris Oakmark Focused Value Portfolio

     Jennison Growth Portfolio

     MetLife Stock Index Portfolio


     Western Asset Management U.S. Government Portfolio




MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM (CLASS B)

In addition to the portfolios listed above under Met Investors Series Trust, the following Class B portfolios are available under the contract:


     MetLife Defensive Strategy Portfolio

     MetLife Moderate Strategy Portfolio

     MetLife Balanced Strategy Portfolio

     MetLife Growth Strategy Portfolio

     MetLife Aggressive Strategy Portfolio


TRANSFERS


GENERAL. You can transfer a portion of your account value among the fixed account (excludes the accumulation phase for contracts issued on and after May 1, 2003) and the investment portfolios. The contract provides that you can make a maximum of 12 transfers every year and that each transfer is made without charge. We measure a year from the anniversary of the day we issued your contract. We currently allow unlimited transfers but reserve the right to limit this in the future. We may also limit transfers in circumstances of market timing or other transfers we determine are or would be to the disadvantage of other contract owners. (See "Investment Options - Transfers -

Market Timing.") We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a charge were to be imposed, it would be $25 for each transfer over 12 in a year. The transfer fee will be deducted from the investment portfolio or fixed account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.


You can make a transfer to or from the fixed account and to or from any investment portfolio, subject to the limitations below. All transfers made on the same business day will be treated as one transfer. Transfers received before the close of trading on the New York Stock Exchange will take effect as of the end of the business day. The following apply to any transfer:


o Your request for transfer must clearly state which investment portfolio(s) or the fixed account are involved in the transfer.


o  Your request for transfer must clearly state how much the transfer is for.


o The minimum amount you can transfer is $500 from an investment portfolio, or your entire interest in the investment portfolio, if less (this does not apply to pre-scheduled transfer programs).



o The minimum amount that may be transferred from the fixed account is $500, or your entire interest in the fixed account. Transfers out of the fixed account during the accumulation phase are limited to the greater of: (a) 25% of the fixed account value at the beginning of the contract year, or
     (b) the amount transferred out of the fixed account in the prior contract year. Currently we are not imposing these restrictions on transfers out of the fixed account, but we have the right to reimpose them at any time.



o You may not make a transfer to more than 18 investment portfolios (including the fixed account) at any time if the request is made by telephone to our voice response system or by Internet. A request to transfer to more than 18 investment portfolios

     (including the fixed account) may be made by calling or writing our Annuity Service Center.


o If you have elected to add the Guaranteed Minimum Accumulation Benefit rider to your contract, you may not transfer out of the MetLife Asset Allocation Program portfolio you chose at issue until the rider terminates. Please refer to the section "Living Benefits-Guaranteed Minimum Accumulation Benefit."


During the accumulation phase, to the extent permitted by applicable law, during times of drastic economic or market conditions, we may suspend the transfer privilege temporarily without notice and treat transfer requests based on their separate components (a redemption order with simultaneous request for purchase of another investment portfolio). In such a case, the redemption order would be processed at the source investment portfolio's next determined accumulation unit value. However, the purchase of the new investment portfolio would be effective at the next determined accumulation unit value for the new investment portfolio only after we receive the proceeds from the source investment portfolio, or we otherwise receive cash on behalf of the source investment portfolio.


For transfers during the accumulation phase, we have reserved the right to restrict transfers to the fixed account if any one of the following conditions exist:


o  The credited interest rate is equal to the guaranteed minimum rate;


o Your account value in the fixed account equals or exceeds our published maximum for fixed account contract values (currently, there is no limit); or


o  A transfer was made out of the fixed account within the previous 180 days.


During the income phase, you cannot make transfers from a fixed annuity payment option to the investment portfolios. You can, however, make transfers during the income phase from the investment portfolios to a fixed annuity payment option and among the investment portfolios.


TRANSFERS BY TELEPHONE OR OTHER MEANS. You may elect to make transfers by telephone, Internet or other means acceptable to us. To elect this option, you must first provide us with a notice or agreement in a form that we may require. If you own the contract with a joint owner, unless we are instructed otherwise, we will accept instructions from either you or the other owner. (See "Other Information - Requests and Elections.")


All transfers made on the same day will be treated as one transfer. A transfer will be made as of the end of the business day when we receive a notice containing all the required information necessary to process the request. We will consider telephone and Internet requests received after 4:00 p.m. Eastern Time to be received the following business day.



PRE-SCHEDULED TRANSFER PROGRAM. There are certain programs that involve transfers that are pre-scheduled. When a transfer is made as a result of such a program, we do not count the transfer in determining the applicability of any transfer fee and certain minimums do not apply. The current pre-scheduled transfers are made in conjunction with the following: Dollar Cost Averaging, Three Month Market Entry and Automatic Rebalancing Programs.



MARKET TIMING. Frequent requests from contract owners to transfer account value may dilute the value of an investment portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying investment portfolios and may disrupt portfolio management strategy, requiring a portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the investment portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the contracts (E.G., annuitants and beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment portfolios (i.e., the Met/AIM Small Cap Growth, Harris Oakmark International, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS (Reg. TM) Emerging Markets Equity, MFS (Reg. TM) Research International, and Third Avenue Small Cap Value Portfolios), and we monitor transfer activity in those portfolios (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current account value; and (3) two or more "round-trips" involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other investment portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain investment portfolios, we rely on the underlying investment portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other owners or other persons who have an interest in the contracts, we require all future transfer requests to or from any Monitored Portfolios or other identified investment portfolios under that contract to be submitted with an original signature.


Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.


The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those investment portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the contracts. We do not accommodate market timing in any investment portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The investment portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, investment portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the investment portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the investment portfolios, we have entered into a written agreement, as required by SEC regulation, with each investment portfolio or its principal underwriter that obligates us to provide to the investment portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the investment portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading policies established by the investment portfolio.


In addition, contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the investment portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the investment portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the investment portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the investment portfolios. If an investment portfolio believes that an omnibus order reflects one or more transfer requests from contract owners engaged in disruptive trading activity, the investment portfolio may reject the entire omnibus order.



In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the investment portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the investment portfolio prospectuses for more details.


DOLLAR COST AVERAGING PROGRAMS


We offer two dollar cost averaging programs as described below. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You can elect only one dollar cost averaging program at a time. The dollar cost averaging programs are available only during the accumulation phase.


We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no additional charge for participating in any of the dollar cost averaging programs. If you participate in any of the dollar cost averaging programs, the transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus.


The two dollar cost averaging programs are:


1.    STANDARD DOLLAR COST AVERAGING (DCA)


     This program allows you to systematically transfer a set amount each month from the fixed account or from a money market investment portfolio to any of the other available investment portfolio(s) you select. We provide certain exceptions from our normal fixed account restrictions to accommodate dollar cost averaging programs. These transfers are made on a date you select or, if you do not select a date, on the date that a purchase payment or account value is allocated to the dollar cost averaging program.



You can make subsequent purchase payments while you have an active DCA program in effect, provided, however, that no amount will be allocated to the DCA program without your express direction. (See "Purchase - Allocation of Purchase Payments.") If you make such an addition to your existing DCA program, the DCA transfer amount will not be increased; however, the number of months over which transfers are made is increased, unless otherwise elected in writing. You can terminate the program at any time, at which point transfers under the program will stop. This program is not available if you have selected the GMAB rider.


2.    ENHANCED DOLLAR COST AVERAGING PROGRAM (EDCA)

     The Enhanced Dollar Cost Averaging (EDCA) Program allows you to systematically transfer amounts from the EDCA account in the general account to any available investment portfolio(s) you select. Except as discussed below, only new purchase payments or portions thereof can be allocated to an EDCA account. The transfer amount will be equal to the amount allocated to the EDCA account divided by a specified number of months (currently 6 or 12 months). For example, a $12,000 allocation to a 6-month program will consist of six $2,000 transfers, and a final transfer of the interest processed separately as a seventh transfer.


You can make subsequent purchase payments while you have an active EDCA account in effect, provided, however, that no amount will be allocated to the EDCA account without your express direction. (See "Purchase - Allocation of Purchase Payments.") When a subsequent purchase payment is allocated by you to your existing EDCA account we create "buckets" within your EDCA account.


o The EDCA transfer amount will be increased by the subsequent purchase payment divided by the number of EDCA months (6 or 12 months as you selected) and thereby accelerates the time period over which transfers are made.


o Each allocation (bucket) resulting from a subsequent purchase payment will earn interest at the then current interest rate applied to new allocations to an EDCA account of the same monthly term.


o Allocations (buckets) resulting from each purchase payment, along with the interest credited, will be transferred on a first-in, first-out basis. Using the example above, a subsequent $6,000 allocation to a 6 month EDCA will increase the EDCA transfer amount from $2,000 to $3,000 ($2,000 plus $6,000/6). This increase will have the effect of accelerating the rate at which the 1st payment bucket is exhausted.


(See Appendix C for further examples of EDCA with multiple purchase payments.)


The interest rate earned in an EDCA account will be the minimum guaranteed rate, plus any additional interest which we may declare from time to time. The interest rate earned in an EDCA account is paid over time on declining amounts in the EDCA account. Therefore, the amount of interest payments you receive will decrease as amounts are systematically transferred from the EDCA account to any investment portfolio, and the effective interest rate earned will therefore be less than the declared interest rate.



The first transfer we make under the EDCA program is the date your purchase payment is allocated to your EDCA account. Subsequent transfers will be made each month thereafter on the same day. However, transfers will be made on the 1st day of the following month for purchase payments allocated on the 29th, 30th, or 31st day of a month. If the selected day is not a business day, the transfer will be deducted from the EDCA account on the selected day but will be applied to the investment portfolios on the next business day. EDCA interest will not be credited on the transfer amount between the selected day and the next business day. Transfers will continue on a monthly basis until all amounts are transferred from your EDCA account. Your EDCA account will be terminated as of the last transfer.



If you decide you no longer want to participate in the EDCA program, and your contract was issued prior to May 1, 2005, all money remaining in your EDCA account will be transferred to the BlackRock Money Market Portfolio, unless you specify otherwise. If your contract was issued on or after May 1, 2005, all money remaining in your EDCA account will be transferred to the investment portfolio(s) in accordance with the percentages you have chosen for the EDCA program, unless you specify otherwise.


THREE MONTH MARKET ENTRY PROGRAM


Alternatively, you can participate in the Three Month Market Entry Program which operates in the same manner as the Enhanced Dollar Cost Averaging Program, except it is of 3 months duration.


AUTOMATIC REBALANCING PROGRAM


Once your money has been allocated to the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance monthly, quarterly, semi-annually or annually.


An automatic rebalancing program is intended to transfer account value from those portfolios that have increased in value to those that have declined or not increased as much in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Automatic rebalancing does not guarantee profits, nor does it assure that you will not have losses.


We will measure the rebalancing periods from the anniversary of the date we issued your contract. If a dollar cost averaging (either DCA or EDCA) program is in effect, rebalancing allocations will be based on your current DCA or EDCA allocations. If you are not participating in a dollar cost averaging program, we will make allocations based upon your current purchase payment allocations, unless you tell us otherwise.


The Automatic Rebalancing Program is available only during the accumulation phase. There is no additional charge for participating in the Automatic Rebalancing Program. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee. This program is not available if you have selected the GMAB rider.



EXAMPLE:


   Assume that you want your initial purchase payment split between 2 investment portfolios. You want 40% to be in the Lord Abbett Bond Debenture Portfolio and 60% to be in the Legg Mason Partners Aggressive Growth Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Lord Abbett Bond Debenture Portfolio now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we will sell some of your units in the Lord Abbett Bond Debenture Portfolio to bring its value back to 40% and use the money to buy more units in the Legg Mason Partners Aggressive Growth Portfolio to increase those holdings to 60%.



DESCRIPTION OF THE METLIFE ASSET ALLOCATION PROGRAM



The MetLife Asset Allocation Program consists of the following five MetLife asset allocation portfolios (Class B), each of which is a portfolio of the Met Investors Series Trust. Met Investors Advisory LLC ("Met Investors Advisory"), an affiliate of ours, is the investment manager of the MetLife asset allocation portfolios.



METLIFE ASSET ALLOCATION PROGRAM PORTFOLIOS
-------------------------------------------


     MetLife Defensive Strategy Portfolio

     MetLife Moderate Strategy Portfolio

     MetLife Balanced Strategy Portfolio

     MetLife Growth Strategy Portfolio

     MetLife Aggressive Strategy Portfolio



Each portfolio is well diversified and was designed on established principles of asset allocation and risk tolerance. Each portfolio will invest substantially all of its assets in the Class A shares of other investment portfolios of the Met Investors Series Trust or of the Metropolitan Series Fund, Inc., which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable. Each portfolio has a target allocation among the three types of asset classes (equity, fixed income and cash/money market). Met Investors Advisory establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the underlying investment portfolios in which a portfolio invests based on, among other things, the underlying investment portfolios' investment objectives and policies, Met Investors Advisory's investment process, its outlook for the economy, interest rates, financial markets and historical performance of each underlying investment portfolio and/or asset class. At least annually, Met Investors Advisory will evaluate each portfolio's target allocation between equity and fixed income securities, including the allocation among sub-classes of these asset classes, based on the portfolio's risk profile. At the same time, Met Investors Advisory will also consider whether to make changes to each portfolio's underlying investment portfolio target. (See the fund prospectus for a description of each portfolio's target allocation.)


Met Investors Advisory has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the portfolios and to investment in the underlying investment portfolios, which may assist Met Investors Advisory in determining the underlying investment portfolios that may be available for investment and with the selection of and allocation of each portfolio's investments among the underlying investment portfolios. Met Investors Advisory is responsible for paying the consulting fees.



VOTING RIGHTS



We are the legal owner of the investment portfolio shares. However, we believe that when an investment portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other affected owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.



SUBSTITUTION OF INVESTMENT OPTIONS


If investment in the investment portfolios or a particular investment portfolio is no longer possible, in our judgment becomes inappropriate for purposes of the contract, or for any other reason in our sole discretion, we may substitute another investment portfolio or investment portfolios without your consent. The substituted investment portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close investment portfolios to allocation of purchase payments or account value, or both, at any time in our sole discretion.




4. EXPENSES

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:


PRODUCT CHARGES



SEPARATE ACCOUNT PRODUCT CHARGES. Each day, we make a deduction for our Separate Account product charges (which consist of the mortality and expense charge, the administration charge and the charges related to any death benefit riders). We do this as part of our calculation of the value of the accumulation units and the annuity units (I.E., during the accumulation phase and the income phase).



MORTALITY AND EXPENSE CHARGE. We assess a daily mortality and expense charge which is equal, on an annual basis, to 1.05% of the average daily net asset value of each investment portfolio. For contracts issued prior to May 1, 2003, the Mortality and Expense Charge on an annual basis is 1.15% of the average daily net asset value of each investment portfolio.


This charge compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the contract. These guarantees include making annuity payments that will not change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the contract. The charge also compensates us for expense risks we assume to cover contract maintenance expenses. These expenses may include issuing contracts, maintaining records, making and maintaining subaccounts available under the contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the contract, including programs like transfers and dollar cost averaging. If the mortality and expense charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses or for any other purpose.


ADMINISTRATION CHARGE. This charge is equal, on an annual basis, to 0.25% of the average daily net asset value of each investment portfolio. This charge, together with the account fee (see below), is for the expenses associated with the administration of the contract. Some of these expenses are: issuing contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the contracts.


DEATH BENEFIT RIDER CHARGES. If you select the following death benefit rider, we assess a daily charge during the accumulation phase equal, on an annual basis, to the percentages below of the average daily net asset value of each investment portfolio:



      Annual Step-Up Death Benefit        0.20%

ACCOUNT FEE


During the accumulation phase, every contract year on your contract anniversary (the anniversary of the date when your contract was issued), we will deduct $30 from your contract as an account fee for the prior contract year if your account value is less than $50,000. If you make a complete withdrawal from your contract, the full account fee will be deducted from the account value regardless of the amount of your account value. During the accumulation phase, the account fee is deducted pro rata from the investment portfolios. This charge is for administrative expenses (see above). This charge cannot be increased.


A pro rata portion of the charge will be deducted from the account value on the annuity date if this date is other than a contract anniversary. If your account value on the annuity date is at least $50,000, then we will not deduct the account fee. After the annuity date, the charge will be collected monthly out of the annuity payment, regardless of the size of your contract.


GUARANTEED MINIMUM INCOME BENEFIT - RIDER CHARGE


We offer a Guaranteed Minimum Income Benefit ("GMIB") rider that you can select when you purchase the contract. If you select the GMIB rider, we will assess a charge during the accumulation phase equal to 0.50% of the income base (see "Annuity Payments (The Income Phase) - Guaranteed Minimum Income Benefit" for a discussion of how the income base is determined) at the time the rider charge is assessed. For contracts issued from

May 1, 2003, and prior to May 1, 2005, this charge is reduced to 0.45% of the income base in the event that you elect the optional Annual Step-Up Death Benefit. (See "Death Benefit.")



The rider charge is assessed at the first contract anniversary and then at each subsequent contract anniversary, up to and including the anniversary on or immediately before the date the rider is exercised. If you make a full withdrawal (surrender) or if you apply your account value to an annuity option, a pro rata portion of the rider charge will be assessed. The GMIB rider charge is deducted from your account value pro rata from each investment portfolio, the fixed account and the EDCA account in the ratio each portfolio/account bears to your total account value. We take amounts from the investment options that are part of the Separate Account by cancelling accumulation units from the Separate Account.



GUARANTEED WITHDRAWAL BENEFIT - RIDER CHARGE



We offer an optional Guaranteed Withdrawal Benefit ("GWB") that you can select when you purchase the contract. There are two versions of the GWB under this contract: GWB I and Enhanced GWB. We currently only offer the Enhanced GWB rider. For contracts issued prior to May 1, 2006, we only offered the GWB I rider. If you elect a GWB rider, a charge is deducted from your account value during the accumulation phase on each contract anniversary. The charge for the GWB I or Enhanced GWB rider is equal to 0.50% of the Guaranteed Withdrawal Amount (see "Living Benefits - Guaranteed Withdrawal Benefit - Description of Guaranteed Withdrawal Benefit I") on the applicable contract anniversary, prior to taking into account any Optional Reset occurring on such contract anniversary.


The GWB rider charge is deducted from your account value pro rata from each investment portfolio, the fixed account and the EDCA account in the ratio each portfolio/account bears to your total account value. We take amounts from the investment options that are part of the Separate Account by cancelling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your account value, you apply your account value to an annuity option, there is a change in owners, joint owners or annuitants (if the owner is a non-natural person), or the contract terminates (except for a termination due to death or, under the Enhanced GWB, cancellation), a pro rata portion of the rider charge will be assessed based on the number of full months from the last contract anniversary to the date of the change.


If you elect an Optional Reset on the 5th contract anniversary under the GWB I rider or on the 3rd contract anniversary under the Enhanced GWB rider, or thereafter as permitted, we may increase the rider charge to the GWB I/Enhanced GWB rider charge applicable to current contract purchases of the same rider at the time of the reset, but no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount.



If the GWB I rider is in effect, the rider charge will continue even if your Benefit Base (see "Living Benefits - Guaranteed Withdrawal Benefit - Description of Guaranteed Withdrawal Benefit I") equals zero. If the Enhanced GWB rider is in effect, the rider charge will not continue if your Benefit Base equals zero.


GUARANTEED MINIMUM ACCUMULATION

BENEFIT - RIDER CHARGE



We offer a Guaranteed Minimum Accumulation Benefit ("GMAB") rider that you can select when you purchase the contract. If you elect the GMAB, a charge is deducted from your account value during the accumulation phase on each contract anniversary. The charge is equal to 0.75% of the GMAB Guaranteed Accumulation Amount (see "Living Benefits-Guaranteed Minimum Accumulation Benefit") at the end of the prior contract year. The GMAB rider charge is deducted from your account value pro rata from your contract's MetLife Asset Allocation Program portfolio and the EDCA account in the ratio each portfolio/account bears to your total account value. We take amounts from the investment options that are part of the Separate Account by cancelling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your account value or you apply your account value to an annuity option, we will assess a pro rata portion of the GMAB rider charge based on the number of whole months since the last contract anniversary.



WITHDRAWAL CHARGE


During the accumulation phase, you can make a withdrawal from your contract (either a partial or a complete withdrawal). If the amount you withdraw is determined to include the withdrawal of any of your prior purchase payments, a withdrawal charge is assessed against the purchase payment withdrawn. To determine if your withdrawal includes prior purchase payments, amounts are withdrawn from your contract in the following order:


1. Earnings in your contract (earnings are equal to your account value, less purchase payments not previously withdrawn); then


2.    The free withdrawal amount described below; then


3. Purchase payments not previously withdrawn, in the order such purchase payments were made: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn.


FREE WITHDRAWAL AMOUNT. The free withdrawal amount for each contract year after the first (there is no free withdrawal amount in the first contract year) is equal to 10% of your total purchase payments, less the total free withdrawal amount previously withdrawn in the same contract year. Also, we currently will not assess the withdrawal charge on amounts withdrawn during the first contract year under the Systematic Withdrawal Program. Any unused free withdrawal amount in one contract year does not carry over to the next contract year.


The withdrawal charge is calculated at the time of each withdrawal in accordance with the following:



Number of Complete Years from        Withdrawal Charge
Receipt of Purchase Payment       (% of Purchase Payment)
------------------------------   ------------------------
  0                                         7

  1                                         6
  2                                         6
  3                                         5
  4                                         4
  5                                         3
  6                                         2
  7 and thereafter                          0

For a partial withdrawal, the withdrawal charge is deducted from the remaining account value, if sufficient. If the remaining account value is not sufficient, the withdrawal charge is deducted from the amount withdrawn.


If the account value is smaller than the total of all purchase payments, the withdrawal charge only applies up to the account value.



We do not assess the withdrawal charge on any payments paid out as annuity payments or as death benefits, although we do assess the withdrawal charge in calculating GMIB payments, if applicable. In addition, we will not assess the withdrawal charge on required minimum distributions from qualified contracts but only as to amounts required to be distributed from this contract. We do not assess the withdrawal charge on earnings in your contract.



NOTE: For tax purposes, earnings from non-qualified contracts are considered to come out first.


REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE


GENERAL. We may elect to reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with us. We may not deduct a withdrawal charge under a contract issued to an officer, director, employee, or a family member of an officer, director, or employee of ours or any of our affiliates and we may not deduct a withdrawal charge under a contract issued to an officer, director or employee or family member of an officer, director or employee of a broker-dealer which is participating in the offering of the contract. In lieu of a withdrawal charge waiver, we may provide an account value credit.


NURSING HOME OR HOSPITAL CONFINEMENT RIDER. We will not impose a withdrawal charge if, after you have owned the contract for one year, you or your joint owner becomes confined to a nursing home and/or hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a 6 month break in confinement and the confinements are for related causes. The confinement must begin after the first contract anniversary and you must have been the owner continuously since the contract was issued (or have become the owner as the spousal beneficiary who continues the contract). The confinement must be prescribed by a physician and be medically necessary. This waiver terminates on the annuity date. We will not accept additional payments once this waiver is used.


TERMINAL ILLNESS RIDER. After the first contract anniversary, we will waive the withdrawal charge if you or your joint owner are terminally ill and not expected to live more than 12 months; a physician certifies to your illness and life expectancy; you were not diagnosed with the terminal illness as of the date we issued your contract; and you have been the owner continuously since the contract was issued (or have become the owner as the spousal beneficiary who continues the contract). This waiver terminates on the annuity date. We will not accept additional payments once this waiver is used.



For contracts issued on and after May 1, 2005, the Nursing Home or Hospital Confinement rider and the Terminal Illness rider are not available for owners who are age 81 or older (on the contract issue date). Additional conditions and requirements apply to the Nursing Home or Hospital Confinement rider and the Terminal Illness rider. They are specified in the rider(s) that are part of your contract.



PREMIUM AND OTHER TAXES


We reserve the right to deduct from purchase payments, account balances, withdrawals, death benefits or income payments any taxes relating to the contracts (including, but not limited to, premium taxes) paid by us to any government entity. Examples of these taxes include, but are not limited to, premium tax, generation-skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. New York does not currently assess premium taxes on purchase payments you make. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the account balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. It is our current practice not to charge premium taxes until annuity payments begin.


TRANSFER FEE


We currently allow unlimited transfers without charge during the accumulation phase. However, we have reserved the right to limit the number of transfers to a maximum of 12 per year without charge and to charge a transfer fee of $25 for each transfer greater than 12 in any year. We are currently waiving the transfer fee, but reserve the right to charge it in the future. The transfer fee is deducted from the investment portfolio or fixed account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.


If the transfer is part of a pre-scheduled transfer program, it will not count in determining the transfer fee.


INCOME TAXES


We will deduct from the contract for any income taxes which we incur because of the contract. At the present time, we are not making any such deductions.


INVESTMENT PORTFOLIO EXPENSES


There are deductions from and expenses paid out of the assets of each investment portfolio, which are described in the fee table in this prospectus and the investment portfolio prospectuses. These deductions and expenses are not charges under the terms of the contract, but are represented in the share values of each investment portfolio.




5.  ANNUITY PAYMENTS

        (THE INCOME PHASE)

ANNUITY DATE


Under the contract you can receive regular income payments (referred to as ANNUITY PAYMENTS). You can choose the month and year in which those payments begin. We call that date the ANNUITY DATE. Your annuity date must be the first day of a calendar month and must be at least 30 days after we issue the contract. Annuity payments must begin by the first day of the calendar month following the annuitant's 90th birthday or 10 years from the date we issue your contract, whichever is later (this requirement may be changed by us).



When you purchase the contract, the annuity date will be the later of the first day of the calendar month after the annuitant's 90th birthday or 10 years from the date your contract was issued. You can change the annuity date at any time before the annuity date with 30 days prior notice to us.


Please be aware that once your contract is annuitized, you are ineligible to receive the death benefit you have selected. Additionally, if you have selected a living benefit rider such as the Guaranteed Minimum Income Benefit, a Guaranteed Withdrawal Benefit, or the Guaranteed Minimum Accumulation Benefit, annuitizing your contract terminates the rider, including any death benefit provided by the rider and any Guaranteed Accumulation Payment (for the Guaranteed Minimum Accumulation Benefit rider) that may also be provided by the rider.

ANNUITY PAYMENTS



You (unless another payee is named) will receive the annuity payments during the income phase. The annuitant is the natural person(s) whose life we look to in the determination of annuity payments.


During the income phase, you have the same investment choices you had just before the start of the income phase. At the annuity date, you can choose whether payments will be:


o  fixed annuity payments, or


o  variable annuity payments, or


o  a combination of both.


If you don't tell us otherwise, your annuity payments will be based on the investment allocations that were in place just before the start of the income phase.



If you choose to have any portion of your annuity payments based on the investment portfolio(s), the dollar amount of your initial payment will vary and will depend upon three things:



1) the value of your contract in the investment portfolio(s) just before the start of the income phase,


2) the assumed investment return (AIR) (you select) used in the annuity table for the contract, and



3)    the annuity option elected.


Subsequent variable annuity payments will vary with the performance of the investment portfolios you selected. (For more information, see "Variable Annuity Payments" below.)


At the time you choose an annuity option, you select the AIR, which must be acceptable to us. Currently, you can select an AIR of 3% or 4%. You can change the AIR with 30 days notice to us prior to the annuity date. If you do not select an AIR, we will use 3%. If the actual performance exceeds the AIR, your variable annuity payments will increase. Similarly, if the actual investment performance is less than the AIR, your variable annuity payments will decrease.



Your variable annuity payment is based on ANNUITY UNITS. An annuity unit is an accounting device used to calculate the dollar amount of annuity payments. (For more information, see "Variable Annuity Payments" below.)



When selecting an AIR, you should keep in mind that a lower AIR will result in a lower initial variable annuity payment, but subsequent variable annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the investment portfolios. On the other hand, a higher AIR will result in a higher initial variable annuity payment than a lower AIR, but later variable annuity payments will rise more slowly or fall more rapidly.


In the event of a transfer during the income phase from a variable annuity payment option to a fixed annuity payment option, this may result in a reduction in the amount of annuity payments.


If you choose to have any portion of your annuity payments be a fixed annuity payment, the dollar amount of each fixed annuity payment will not change.


Annuity payments are made monthly (or at any frequency permitted under the contract) unless you have less than $5,000 to apply toward an annuity option. In that case, we may provide your annuity payment in a single lump sum instead of annuity payments. Likewise, if your annuity payments would be or become less than $100 a month, we have the right to change the frequency of payments so that your annuity payments are at least $100.


ANNUITY OPTIONS


You can choose among income plans. We call those ANNUITY OPTIONS. We ask you to choose an annuity option when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us.



If you do not choose an annuity option at the time you purchase the contract, Option 2, which provides a life annuity with 10 years of guaranteed annuity payments, will automatically be applied.



You can choose one of the following annuity options or any other annuity option acceptable to us. After annuity payments begin, you cannot change the annuity option.


OPTION 1. LIFE ANNUITY. Under this option, we will make annuity payments so long as the annuitant is alive. We stop making annuity payments after the annuitant's death. It is possible under this option to receive only one annuity payment if the annuitant dies before the due date of the second payment or to receive only two annuity payments if the annuitant dies before the due date of the third payment, and so on.


OPTION 2. LIFE ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make annuity payments so long as the annuitant is alive. If,



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



when the annuitant dies, we have made annuity payments for less than ten years, we will then continue to make annuity payments for the rest of the 10 year period.



OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. We will stop making annuity payments after the last survivor's death.



OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. If, at the last death of the annuitant and the joint annuitant, we have made annuity payments for less than ten years, we will then continue to make annuity payments for the rest of the 10 year period.


OPTION 5. PAYMENTS FOR A DESIGNATED PERIOD. We currently offer an annuity option under which fixed or variable monthly annuity payments are made for a selected number of years as approved by us, currently not less than 10 years. This annuity option may be limited or withdrawn by us in our discretion.


We may require proof of age or sex of an annuitant before making any annuity payments under the contract that are measured by the annuitant's life. If the age or sex of the annuitant has been misstated, the amount payable will be the amount that the account value would have provided at the correct age or sex. Once annuity payments have begun, any underpayments will be made up in one sum with the next annuity payment. Any overpayments will be deducted from future annuity payments until the total is repaid.


You may withdraw the commuted value of the payments remaining under the variable Payments for a Designated Period annuity option (Option 5). You may not commute the fixed Payments for a Designated Period annuity option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining guaranteed payments. For variable annuity options, the calculation of the commuted value will be done using the AIR applicable to the contract. (See "Annuity Payments" above.) For fixed annuity options, the calculation of the commuted value will be done using the then current annuity option rates.


There may be tax consequences resulting from the election of an annuity payment option containing a commutation feature (I.E., an annuity payment option that permits the withdrawal of a commuted value). (See "Federal Income Tax Status.")



Due to underwriting or Internal Revenue Code considerations, there may be limitations on payments to the survivor under Options 3 and 4 and/or the duration of the guarantee period under Options 2, 4, and 5.



In addition to the annuity options described above, we may offer an additional payment option that would allow your beneficiary to take distribution of the account value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from IRAs. (See "Federal Income Tax Status.") We intend to make this payment option available to both tax qualified and non-tax qualified contracts.


In the event that you purchased the contract as a tax qualified contract, you must take distribution of the account value in accordance with the minimum required distribution rules set forth in applicable tax law. (See "Federal Income Tax Status.") Under certain circumstances, you may satisfy those requirements by electing an annuity option. You may choose any death benefit available under the contract, but certain other contract provisions and programs will not be available. Upon your death, if annuity payments have already begun, the death benefit would be required to be distributed to your beneficiary at least as rapidly as under the method of distribution in effect at the time of your death.




VARIABLE ANNUITY PAYMENTS

The Adjusted Contract Value (the account value, less any applicable premium taxes, account fee, and any prorated rider charge) is determined on the annuity calculation date, which is a business day no more than five (5) business days before the annuity date. The first variable annuity payment will be based upon the Adjusted Contract Value, the annuity option elected, the annuitant's age and sex, and the appropriate variable annuity option table. If, as of the annuity calculation date, the then current variable annuity option rates applicable to this class of contracts provide a first annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.


The dollar amount of variable annuity payments after the first payment is determined as follows:


o The dollar amount of the first variable annuity payment is divided by the value of an annuity unit for each applicable investment portfolio as of the annuity calculation date. This establishes the number of annuity units for each payment. The number of annuity units for each applicable investment portfolio remains fixed during the annuity period, provided that transfers among the subaccounts will be made by converting the number of annuity units being transferred to the number of annuity units of the subaccount to which the transfer is made, and the number of annuity units will be adjusted for transfers to a fixed annuity option. Please see the Statement of Additional Information for details about making transfers during the Annuity Phase.


o The fixed number of annuity units per payment in each investment portfolio is multiplied by the annuity unit value for that investment portfolio for the business day for which the annuity payment is being calculated. This result is the dollar amount of the payment for each applicable investment portfolio, less any account fee. The account fee will be deducted pro rata out of each annuity payment.


o The total dollar amount of each variable annuity payment is the sum of all investment portfolio variable annuity payments.


ANNUITY UNIT. The initial annuity unit value for each investment portfolio of the Separate Account was set by us. The subsequent annuity unit value for each investment portfolio is determined by multiplying the annuity unit value for the immediately preceding business day by the net investment factor (see the Statement of Additional Information for a definition) for the investment portfolio for the current business day and multiplying the result by a factor for each day since the last business day which represents the daily equivalent of the AIR you elected.



FIXED ANNUITY PAYMENTS

The Adjusted Contract Value (defined above under "Variable Annuity Payments") on the day immediately preceding the annuity date will be used to determine a fixed annuity payment. The annuity payment will be based upon the annuity option elected and the appropriate annuity option table. If, as of the annuity calculation date, the then current annuity option rates applicable to this class of contracts provide an annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made. You may not make a transfer from the fixed annuity option to the variable annuity option.


GUARANTEED MINIMUM INCOME BENEFIT



At the time you buy the contract, you can elect the Guaranteed Minimum Income Benefit ("GMIB") rider. You may not have this benefit and a GWB or GMAB rider in effect at the same time.


It is important to recognize that the "income base" (as described below) that is guaranteed by the GMIB is not available for cash withdrawals and does not establish or guarantee your account value or a minimum return for any investment portfolio. Rather, the GMIB is designed to provide you with a predictable minimum level of income for life after a minimum 10-year waiting period regardless of investment performance or actual account value, by providing a minimum guaranteed lifetime fixed income benefit in the form of fixed monthly annuity payments.



The amount of the benefit is determined by applying the income base (described below) at the time of exercise of the rider to the GMIB Annuity Table specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per annum. As with other pay-out types, the amount you receive as an income payment also depends on your age, your sex, and the annuity option you select. The annuity rates in the GMIB Annuity Table are conservative and a withdrawal charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your account value on your annuity date to then-current annuity purchase rates. In this case, you will receive the higher annuity payments. Your registered representative can provide you an illustration of the amounts you would receive if you exercised the rider.



DESCRIPTION OF GMIB


You can only elect the GMIB at the time you purchase the contract and if you are age 75 or less. Once elected, the rider cannot be terminated except as described below. The GMIB may be exercised after a 10 year waiting period, up



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


through age 85, within 30 days following a contract anniversary.


INCOME BASE. The INCOME BASE is the greater of (a) or (b) minus (c) below:


(a) Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. The Highest Anniversary Value is increased by additional purchase payments and will be reduced by the percentage reduction in account value caused by subsequent partial withdrawals. On each contract anniversary prior to your 81st birthday, the Highest Anniversary Value will be reset equal to the greater of the Highest Anniversary Value at that time or the account value on the date of the recalculation. After your 81st birthday, the Highest Anniversary Value will be increased for subsequent purchase payments and reduced by the percentage reduction in account value caused by subsequent partial withdrawals.


(b) Annual Increase Amount: On the issue date, the "Annual Increase Amount" is equal to your initial purchase payment. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:


    (i) is purchase payments accumulated at the annual increase rate. The annual increase rate is 6% per year through the contract anniversary immediately prior to your 81st birthday, and 0% per year thereafter;


    (ii) is withdrawal adjustments accumulated at the annual increase rate. Withdrawal adjustments in a contract year are determined according to
          (1) or (2) as defined below:


         (1) The withdrawal adjustment for each withdrawal in a contract year is the value of the annual increase amount immediately prior to the withdrawal multiplied by the percentage reduction in account value attributable to that withdrawal; or


         (2) If total withdrawals in a contract year are 6% or less of the Annual Increase Amount on the issue date or previous contract anniversary, if later, the total withdrawal adjustments for that contract year will be set equal to the dollar amount of total withdrawals in that contract year. These withdrawal adjustments will replace the withdrawal adjustments defined in (1) above and will be treated as though the corresponding withdrawals occurred at the end of that contract year.


(c) An amount equal to the withdrawal charge which would be assessed upon a complete withdrawal plus premium and other taxes.


It is possible that the income base can be greater than your account value. The income base is not available for withdrawals and is only used for purposes of calculating the GMIB payments and charges for the GMIB rider.


OWNERSHIP. While the GMIB rider is in effect, the owner (or joint owners) and annuitant (or joint annuitants) must be the same. If a non-natural person owns the contract, then annuitant will be deemed to be the owner in determining the income base and GMIB payments. If joint owners are named, the age of the oldest owner will be used to determine the income base.


EXERCISING THE GMIB RIDER. When you elect to receive annuity payments under the GMIB, you have your choice of two fixed annuity options:


(1) Life annuity with 10 years of annuity payments guaranteed. For annuitization ages over 79, the guaranteed component of the life annuity is reduced as follows:



  Age at Annuitization             Guarantee Period
--------------------------------   -----------------
           80                              9
           81                              8
           82                              7
           83                              6
        84 and 85                          5


(2) Joint and last survivor annuity with 10 years of annuity payments guaranteed. Based on federal tax rules, this option is not available for Qualified Contracts where the difference in ages of the joint annuitants is greater than 10 years. (See "Annuity Payments (The Income Phase).")



Upon the exercise of the GMIB, your annuity payments will be the greater of:


o The annuity payment determined by applying the amount of the Income Base to the GMIB Annuity Table; or

o The annuity payment determined for the same annuity option in accordance with the base contract. (See "Annuity Payments (The Income Phase).")


TERMINATING THE GMIB RIDER. The GMIB rider will terminate upon the earliest of:



o The date you elect to receive annuity payments either under the GMIB rider or the contract;


o The 30th day following the contract anniversary immediately after your 85th birthday;


o  The date you make a complete withdrawal of your account value;


o Death of the owner or death of the annuitant if a non-natural person owns the contract; or


o A change for any reason of the owner, joint owner or the annuitant, if a non-natural person, owns the contract.



First MetLife Investors currently waives the contractual requirement that terminates the GMIB rider in the event of the death of the owner in circumstances where the spouse of the owner elects to continue the contract. (See "Death Benefit - General Death Benefit Provisions.") In such event, the GMIB rider will automatically continue unless the spouse elects to terminate the rider. We are permanently waiving this requirement with respect to purchasers of the contract offered by this prospectus who have elected GMIB.



When the GMIB rider terminates, the corresponding GMIB rider charge terminates.



GMIB, QUALIFIED CONTRACTS AND DECEDENT CONTRACTS



The GMIB may have limited usefulness in connection with a Qualified Contract, such as an IRA (see "Federal Income Tax Status - Taxation of Qualified Contracts"), in circumstances where, due to the ten-year waiting period after purchase the owner is unable to exercise the rider until after the required beginning date of required minimum distributions under the contract. In such event, required minimum distributions received from the contract will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of annuity payments under the GMIB. You should consult your tax adviser prior to electing a GMIB rider.


Additionally, the GMIB is not appropriate for purchase by a beneficiary under a decedent's Non-Qualified Contract (see "Federal Income Tax Status - Taxation of Non-Qualified Contracts") or IRA (or where otherwise offered, under any other contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the owner's death; however, the GMIB benefit may not be exercised until 10 years after purchase. It is not clear under these rules whether minimum distribution requirements will be met in all cases where income payments under a life contingent annuity (such as provided under the GMIB) do not begin until after the year following the year of death, as would be the case with a GMIB benefit purchased by such beneficiary. Even if minimum distribution requirements would be met, the value of such benefit may be adversely impacted or eliminated, depending on the beneficiary's own situation, because of required distributions prior to the time that the benefit could be exercised.





6. ACCESS TO YOUR MONEY

You (or in the case of a death benefit, your beneficiary) can have access to the money in your contract:


(1)    by making a withdrawal (either a partial or a complete withdrawal);


(2)    by electing to receive annuity payments; or


(3)    when a death benefit is paid to your beneficiary.


Under most circumstances, withdrawals can only be made during the accumulation phase.


You may establish a withdrawal plan under which you can receive substantially equal periodic payments in order to comply with the requirements of Sections 72(q) or (t) of the Code. Premature modification or termination of such payments may result in substantial penalty taxes. (See "Federal Income Tax Status.")


When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the account value of the contract at the end of the business day when we receive a written request for a withdrawal:

o  less any applicable withdrawal charge;


o  less any premium or other tax;


o  less any account fee; and


o  less any applicable pro rata GMIB, GWB or GMAB rider charge.


Unless you instruct us otherwise, any partial withdrawal will be made pro rata from the fixed account, the EDCA account and the investment portfolio(s) you selected. Under most circumstances the amount of any partial withdrawal must be for at least $500, or your entire interest in the investment portfolio, fixed account or EDCA account. We require that after a partial withdrawal is made you keep at least $2,000 in the contract. If the withdrawal would result in the account value being less than $2,000 after a partial withdrawal, we will treat the withdrawal request as a request for a full withdrawal.



We will pay the amount of any withdrawal from the Separate Account within seven days of when we receive the request in good order unless the suspension of payments or transfers provision is in effect. We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a contract owner's check that has not yet cleared (I.E., that could still be dishonored by the contract owner's banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the contract owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.



How to withdraw all or part of your account value:


o You must submit a request to our Annuity Service Center. (See "Other Information - Requests and Elections.")


o You must provide satisfactory evidence of terminal illness or confinement to a nursing home if you would like to have the withdrawal charge waived. (See "Expenses - Reduction or Elimination of the Withdrawal Charge.")


o You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed on them).


o We have to receive your withdrawal request in our Annuity Service Center prior to the annuity date or owner's death.


There are limits to the amount you can withdraw from certain qualified plans including Qualified and TSA plans. (See "Federal Income Tax Status.")


INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.


SYSTEMATIC WITHDRAWAL PROGRAM


You may elect the Systematic Withdrawal Program at any time. We do not assess a charge for this program. This program provides an automatic payment to you of up to 10% of your total purchase payments each year. You can receive payments monthly or quarterly, provided that each payment must amount to at least $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next business day. While the Systematic Withdrawal Program is in effect you can make additional withdrawals. However, such withdrawals plus the systematic withdrawals will be considered when determining the applicability of any withdrawal charge. (For a discussion of the withdrawal charge, see "Expenses" above.)


INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS.


SUSPENSION OF PAYMENTS OR TRANSFERS


We may be required to suspend or postpone payments for withdrawals or transfers for any period when:


o the New York Stock Exchange is closed (other than customary weekend and holiday closings);


o  trading on the New York Stock Exchange is restricted;



o an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of shares of the investment portfolios is not reasonably practicable or we cannot reasonably value the shares of the investment portfolios; or

o during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.


We have reserved the right to defer payment for a withdrawal or transfer from the fixed account for the period permitted by law but not for more than six months.


Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an owner's ability to make certain transactions and thereby refuse to accept any requests for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.




7. LIVING BENEFITS

GUARANTEED WITHDRAWAL BENEFIT


We offer an optional Guaranteed Withdrawal Benefit ("GWB") for an additional charge. There are two versions of the GWB under this contract:


o  Guaranteed Withdrawal Benefit I ("GWB I")


o  Enhanced Guaranteed Withdrawal Benefit ("Enhanced GWB")


CURRENTLY WE ONLY OFFER THE ENHANCED GWB RIDER. FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2006, WE ONLY OFFERED THE GWB I RIDER. The description of the Enhanced GWB rider follows the description of the GWB I rider below. If you purchase the GWB, you must elect it at the time you purchase the contract, prior to age 86. You may not have this benefit and a GMIB or GMAB rider in effect at the same time. Once elected, the GWB rider may not be terminated except as stated below in the description of each version of the GWB.


Each version of the GWB rider guarantees that the entire amount of purchase payments you make during the period of time specified in your rider will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any contract year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, you can take specified annual withdrawals until the entire amount of the purchase payments you made during the time period specified in your rider has been returned to you.



THE GWB GUARANTEE MAY BE REDUCED IF YOUR ANNUAL WITHDRAWALS ARE GREATER THAN THE MAXIMUM AMOUNT ALLOWED, CALLED THE ANNUAL BENEFIT PAYMENT, WHICH IS DESCRIBED IN MORE DETAIL BELOW. The GWB does not establish or guarantee an account value or minimum return for any investment portfolio. The Benefit Base (as described below) cannot be taken as a lump sum. Income taxes and penalties may apply to your withdrawals, and withdrawal charges may apply to withdrawals during the first contract year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount. (See "Expenses-Withdrawal Charge.")


IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT THE GWB GUARANTEES THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE INITIAL GUARANTEED WITHDRAWAL AMOUNT. THIS REDUCTION MAY BE SIGNIFICANT AND MEANS THAT RETURN OF YOUR PURCHASE PAYMENTS MAY BE LOST. THE GWB RIDER CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE GUARANTEED WITHDRAWAL AMOUNT (WHICH DOES NOT DECREASE BECAUSE OF WITHDRAWALS) UNTIL TERMINATION OF THE RIDER.



IF THE GWB I RIDER IS IN EFFECT, WE WILL CONTINUE TO ASSESS THE GWB RIDER CHARGE EVEN IN THE CASE WHERE YOUR BENEFIT BASE, AS DESCRIBED BELOW, EQUALS ZERO. HOWEVER, IF THE ENHANCED GWB RIDER IS IN EFFECT, WE WILL NOT CONTINUE TO ASSESS THE GWB RIDER CHARGE IF YOUR BENEFIT BASE EQUALS ZERO.



The tax treatment of withdrawals under the GWB rider is uncertain. It is conceivable that the amount of potential gain could be determined based on the Benefit Base at the time of the withdrawal, if the Benefit Base is greater than the account value (prior to withdrawal charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the contract. Consult your tax advisor prior to purchase.

DESCRIPTION OF GUARANTEED WITHDRAWAL BENEFIT I


BENEFIT BASE. The Guaranteed Withdrawal Amount is the maximum TOTAL amount of money that you are guaranteed to receive over time under the GWB I rider. At issue, the Guaranteed Withdrawal Amount and the Benefit Base are both equal to your initial purchase payment plus the GWB Bonus Amount. At any subsequent point in time, the BENEFIT BASE is the remaining amount of money that you are guaranteed to receive through withdrawals under the GWB I rider. Your Benefit Base will change with each purchase payment, or as the result of an Optional Reset. Also, each withdrawal will reduce your Benefit Base. If negative investment performance reduces your account value below the Benefit Base, you are still guaranteed to be able to withdraw the entire amount of your Benefit Base.



The Benefit Base is equal to:


o  Your initial purchase payment, increased by the 5% GWB Bonus Amount;


o  Increased by each subsequent purchase payment, and by the 5% GWB Bonus
     Amount;



o Reduced dollar for dollar by Benefits Paid, which are withdrawals (including any applicable withdrawal charge) and amounts applied to an annuity option (currently, you may not apply amounts less than your entire account value to an annuity option); and



o If a Benefit Paid from your contract is not payable to the contract owner or the contract owner's bank account (or to the annuitant or the annuitant's bank account, if the owner is a non-natural person), or results in cumulative Benefits Paid for the current contract year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the account value, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your account value after the decrease for the Benefits Paid. The Benefit Base will also be reset as a result of an Optional Reset as described below.


(See section A of Appendix D for examples of how withdrawals affect the Benefit Base.)



ANNUAL BENEFIT PAYMENT. The ANNUAL BENEFIT PAYMENT is the maximum amount of your Benefit Base you may withdraw each contract year without adversely impacting the amount guaranteed to be available to you through withdrawals over time. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB WITHDRAWAL RATE (7%). The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of: (1) the Annual Benefit Payment before the subsequent purchase payment, and (2) the GWB Withdrawal Rate multiplied by the Benefit Base after the subsequent purchase payment. The Annual Benefit Payment will also be reset as a result of an Optional Reset as described below. You can continue to receive annual withdrawals in an amount equal to or less than your Annual Benefit Payment until your Benefit Base is depleted.



It is important that you carefully manage your annual withdrawals. To retain the guarantees of this rider, your annual withdrawals (including any applicable withdrawal charge) cannot exceed the Annual Benefit Payment each contract year. If a withdrawal from your contract does result in annual withdrawals (including any applicable withdrawal charge) during a contract year exceeding the Annual Benefit Payment, or if the withdrawal is not payable to the contract owner or the contract owner's bank account (or to the annuitant or the annuitant's bank account, if the owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your account value after the decrease for the withdrawal (including any applicable withdrawal charge) multiplied by the GWB Withdrawal Rate. This reduction may be significant. Furthermore, because the GWB rider charge is assessed as a percentage of the Guaranteed Withdrawal Amount, any decrease of the Annual Benefit Payment caused by an excess withdrawal results in an increase in the costs of the rider relative to the benefits you will receive.


(See sections B and C of Appendix D for examples of how withdrawals and subsequent purchase payments affect the Annual Benefit Payment.)


You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only a part of, or none of, your Annual Benefit Payment in any given contract year, your Annual Benefit Payment is not cumulative and your Benefit Base and Annual Benefit Payment will not increase. For example, if your Annual

Benefit Payment is 7% of your Benefit Base and you withdraw only 4% one year, you cannot then withdraw 10% the next year without exceeding your Annual Benefit Payment.


For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. A beneficiary under a decedent's IRA (or where otherwise offered, under any other contract that is being "continued" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases) may be required to take such withdrawals, which must commence, in accordance with tax regulations, by the end of the calendar year following the year of the owner's death. These required distributions may be larger than the Annual Benefit Payment and may therefore adversely impact your guarantee under the GWB I rider.



GUARANTEED WITHDRAWAL AMOUNT. We assess the GWB rider charge as a percentage of the GUARANTEED WITHDRAWAL AMOUNT, which is initially set at an amount equal to your initial purchase payment plus the GWB Bonus Amount. The Guaranteed Withdrawal Amount may increase with subsequent purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of: (1) the Guaranteed Withdrawal Amount before the purchase payment and (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will also be reset as a result of an Optional Reset as described below. If your Guaranteed Withdrawal Amount increases, the amount of the GWB I rider charge we deduct will increase because the rider charge is a percentage of your Guaranteed Withdrawal Amount.


OPTIONAL RESET. The purpose of an Optional Reset is to "lock-in" a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. Starting with the fifth contract anniversary (as long as it is prior to the owner's 86th birthday), you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount, provided that your account value is larger than the Benefit Base immediately before the reset. You may elect an Optional Reset at any subsequent contract anniversary prior to the owner's 86th birthday as long as it has been at least five years since the last Optional Reset. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit. The reset will:



o Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the account value on the date of the reset;



o Reset your Annual Benefit Payment equal to the account value on the date of the reset multiplied by the GWB Withdrawal Rate (7%); and



o Reset the GWB I rider charge equal to the then current level we charge for the same rider at the time of the reset, up to the maximum charge of 0.95%.



An Optional Reset can also result in an increase of the Guaranteed Withdrawal Amount and the GWB I rider charge. However, locking in a higher Benefit Base by electing an Optional Reset can result in a decrease of the Annual Benefit Payment and the Guaranteed Withdrawal Amount if the account value before the reset was less than the Guaranteed Withdrawal Amount. Therefore, generally it may be beneficial to reset your Benefit Base only if your account value exceeds your Guaranteed Withdrawal Amount. However, any benefit of an Optional Reset also depends on the current GWB I rider charge. If the current charge in effect is higher than the charge you are paying, it may not be beneficial to reset your Benefit Base since we will begin applying the higher current charge at the time of the reset (even if the reset results in a decrease of your Annual Benefit Payment and/or your Guaranteed Withdrawal Amount).


We must receive your request for an Optional Reset in accordance with our administrative procedures (currently we require you to submit your request in writing to our Annuity Service Center) within the 30-day period ending on the day before the applicable contract anniversary. If the owner is a non-natural person, the annuitant's age is the basis for determining the birthday. If there are joint owners, the age of the oldest joint owner is used to determine the birthday. The Optional Reset will take effect on the next contract anniversary following our receipt of your written request.


WITHDRAWAL CHARGE. We will apply a withdrawal charge to withdrawals from purchase payments of up to 7% of purchase payments taken in the first seven years following receipt of the applicable purchase payment. (See "Expenses - Withdrawal Charge - Free Withdrawal

Amount" and "Access to Your Money - Systematic Withdrawal Program.")



TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% federal tax penalty may apply.


TERMINATION OF THE GWB I RIDER. The GWB I rider will terminate upon the earliest of:




(1)    the date you make a full withdrawal of your account value;




(2)    the date you apply all of your account value to an annuity option;




(3) the date there are insufficient funds to deduct the GWB I rider charge from your account value (whatever account value is available will be applied to pay the annual GWB I rider charge);




(4) the date we receive due proof of the owner's death and a beneficiary claim form, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract and the spouse is less than 85 years old, or the annuitant dies if the owner is a non-natural person; note: (a) if the spouse elects to continue the contract (so long as the spouse is less than 85 years old and the GWB I rider is in effect at the time of continuation), all terms and conditions of the GWB I rider will apply to the surviving spouse; and (b) we will not terminate the rider until we receive both due proof of the owner's death and a beneficiary claim form (from certain beneficiaries, such as a trust, we may require additional information, such as the trust document), which means we will continue to deduct the GWB I rider charge until we receive this information;




(5) a change of the owner or joint owners (or the annuitant if the owner is a non-natural person) for any reason; or


(6)    the termination of your contract.


ADDITIONAL INFORMATION. If you take a full withdrawal of your account value and the withdrawal does not exceed the Annual Benefit Payment, or your account value is reduced to zero because you do not have a sufficient account value to pay the GWB I rider charge and your Benefit Base after the withdrawal is greater than zero, we will commence making payments to the owner or joint owner (or to the annuitant if the owner is a non-natural person) on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code. If you or the joint owner (or the annuitant if the owner is a non-natural person) should die while these payments are being made, your beneficiary will receive these payments. No other death benefit will be paid.


If the owner or joint owner (or the annuitant if the owner is a non-natural person) should die while the GWB I rider is in effect, your beneficiary may elect to receive the Benefit Base as a death benefit in lieu of any other contractual death benefits. Otherwise, the provisions of those death benefits will determine the amount of the death benefit and no benefit will be payable under the GWB I rider.


If the beneficiary elects the Benefit Base as a death benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the owner (or the annuitant, if the owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.


We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the GWB I rider because (1) you make a total withdrawal of your account value; (2) your account value is insufficient to pay the GWB I rider charge; or (3) the contract owner or joint owner (or the annuitant, if the owner is a non-natural person) dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract and the spouse is less than 85 years old, you may not make additional purchase payments under the contract.



DESCRIPTION OF THE ENHANCED GUARANTEED WITHDRAWAL BENEFIT



We currently offer the Enhanced GWB rider instead of the GWB I rider. This version is the same as the GWB I rider described above, except with the following enhancements: (1) favorable treatment of required minimum distribution withdrawals; (2) availability of an optional reset every three contract years; (3) waiver of the GWB rider charge if the Benefit Base is zero; and (4) ability to cancel the rider within a 90-day period following the fifth contract anniversary. A description of these features follows. Subject to state approval of the endorsement, we will endorse the contracts of owners who have elected the GWB I rider to provide them with enhancements (1), (2), and (3) described below.


REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. After the first contract year, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for that year, if such amounts are greater than your Annual Benefit Payment. YOU MUST BE ENROLLED IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Service Center.



OPTIONAL RESET. Starting with the third contract anniversary (as long as it is prior to the owner's 86th birthday), you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount. Similar to the Optional Reset described above for the GWB I rider, we must receive your request in writing within a 30-day period prior to that contract anniversary. You may elect an Optional Reset at any subsequent contract anniversary as long as it has been at least three years since the last Optional Reset and it is prior to the owner's 86th birthday.


GWB RIDER CHARGE. Unlike the GWB I rider described above, we will not continue to assess the GWB rider charge if your Benefit Base equals zero.



CANCELLATION OF THE ENHANCED GWB RIDER. You may elect to cancel the Enhanced GWB rider in accordance with our Administrative Procedures (currently we require you to submit your cancellation request in writing to our Annuity Service Center) during the 90-day period following your fifth contract anniversary. Such cancellation will take effect upon our receipt of your request. If you cancel the Enhanced GWB rider, you may not re-elect it.


GWB AND DECEDENT CONTRACTS


Note that the GWB I and Enhanced GWB are not appropriate for purchase by a beneficiary under a decedent's Non-Qualified Contract.



(See Appendix D for examples of the Enhanced GWB.)


GUARANTEED MINIMUM ACCUMULATION BENEFIT


You may elect the Guaranteed Minimum Accumulation Benefit ("GMAB") as an optional rider to your contract. The GMAB guarantees that your account value will not be less than a minimum amount at the end of a specified number of years (the "Rider Maturity Date"). If your account value is less than the minimum guaranteed amount at the Rider Maturity Date, we will apply an additional amount to increase your account value so that it is equal to the guaranteed amount.


If you elect the GMAB rider, we require you to allocate your purchase payments and all of your account value to one of the MetLife Asset Allocation Program
                                 ---
portfolios available in your contract (the MetLife Aggressive Strategy and the MetLife Growth Strategy Portfolios are not available for this purpose). You may also allocate purchase payments to the EDCA program, provided that your destination portfolio is the available MetLife Asset Allocation Program portfolio that you have chosen. No transfers are permitted while this rider is in effect. The MetLife Asset Allocation Program portfolio you choose will determine the percentage of purchase payments that equals the guaranteed amount. The MetLife Asset Allocation Program portfolios available if you choose the GMAB rider, the percentage of purchase payments that determines the guaranteed amount, and the number of years to the Rider Maturity Date for each, are:



                         Guaranteed
                           Amount           Years to
                       (% of Purchase         Rider
Portfolio                 Payments)       Maturity Date
-------------------   ----------------   --------------
MetLife Defensive
Strategy Portfolio    130%               10 years
MetLife Moderate
Strategy Portfolio    120%               10 years
MetLife Balanced
Strategy Portfolio    110%               10 years

For more information about the MetLife Asset Allocation Program portfolios, please see "Investment Options -

Description of the MetLife Asset Allocation Program" and the prospectus for the MetLife Asset Allocation Program portfolios.


You may elect the GMAB rider when you purchase the contract, up through age 80. This benefit is intended to protect you against poor investment performance during the accumulation phase of your contract. You may not have this benefit and a GMIB or GWB rider in effect at the same time.


BENEFIT DESCRIPTION. The GMAB rider guarantees that at the Rider Maturity Date, your account value will at least be equal to a percentage of the purchase payments you made during the first 120 days that you held the contract (the "GMAB Eligibility Period"), less reductions for any withdrawals (and related withdrawal charges) that you made at any time before the Rider Maturity Date. The percentage of purchase payments made that determines the guaranteed amount range from 110% to 130%, depending on the MetLife Asset Allocation Program portfolio you selected. This guaranteed amount is the "GUARANTEED ACCUMULATION AMOUNT." The Guaranteed Accumulation Amount is used only to determine the amount of any benefit payable under the GMAB feature and the amount of the annual charge for the GMAB. There is a maximum Guaranteed Accumulation Amount for your contract that is shown on your contract schedule page (currently $5 million). Purchase payments made after this maximum Guaranteed Accumulation Amount is reached will not increase the Guaranteed Accumulation Amount above the maximum. However, if you make a withdrawal of account value during the GMAB Eligibility Period that reduces the Guaranteed Accumulation Amount below the maximum, then purchase payments you make AFTER the withdrawal, and during the GMAB Eligibility Period, will increase the Guaranteed Accumulation Amount until it reaches the maximum. Only purchase payments made during the first 120 days that you hold the contract are taken into consideration in determining the Guaranteed Accumulation Amount. If you anticipate making purchase payments after 120 days, you should understand that such payments will not increase the Guaranteed Accumulation Amount. Purchase payments made after 120 days are added to your account value and impact whether or not a benefit is due under the GMAB feature at the Rider Maturity Date.


On your contract's issue date, the Guaranteed Accumulation Amount is equal to a percentage of your initial purchase payment. Subsequent purchase payments made during the GMAB Eligibility Period increase the Guaranteed Accumulation Amount by the percentage amount of the purchase payment (subject to the limit described above) depending on which MetLife Asset Allocation Program portfolio you have selected. When you make a withdrawal from the contract, the Guaranteed Accumulation Amount is reduced in the same proportion that the amount of the withdrawal (including any related withdrawal charge) bears to the total account value.


     EXAMPLE:


   Assume your account value is $100,000 and your Guaranteed Accumulation Amount is $120,000, prior to making a $10,000 withdrawal from the contract. The withdrawal amount is 10% of the account value. Therefore, after the withdrawal, your account value would be $90,000 and your Guaranteed Accumulation Amount would be $108,000 (90% of $120,000).


The Guaranteed Accumulation Amount does not represent an amount of money available for withdrawal and is not used to calculate any benefits under the contract prior to the Rider Maturity Date.


At the Rider Maturity Date, after deduction of the annual charge for the GMAB rider, we will compare your contract's account value to its Guaranteed Accumulation Amount. If the account value is less than the Guaranteed Accumulation Amount, we will contribute to your account value the amount needed to make it equal the Guaranteed Accumulation Amount. (This added amount is the "Guaranteed Accumulation Payment.") The Guaranteed Accumulation Payment is allocated entirely to the MetLife

Asset Allocation Program portfolio you have selected (no portion of the Guaranteed Accumulation Payment is allocated to the EDCA account).


If your account value is greater than or equal to the Guaranteed Accumulation Amount at the Rider Maturity Date, then no Guaranteed Accumulation Payment will be paid into your account value. The GMAB rider terminates at the Rider Maturity Date. We will not deduct the GMAB rider charge after that date, and the related investment requirements and restrictions will no longer apply.


If your account value is reduced to zero for any reason other than a full withdrawal of the account value or application of the entire account value to an annuity option, but your contract has a positive Guaranteed Accumulation Amount remaining, the contract and the GMAB rider will remain in force. No charge for the GMAB rider will be deducted or accrue while there is insufficient account value to cover the deductions for the charge. At the Rider Maturity Date, the Guaranteed Accumulation Payment will be paid into the account value.


Purchase payments made after the 120 day GMAB Eligibility Period may have a significant impact on whether or not a Guaranteed Accumulation Payment is due at the Rider Maturity Date. Even if purchase payments made during the 120 day

GMAB Eligibility Period lose significant value, if the account value, which includes all purchase payments, is equal to or greater than the Guaranteed
         ---
Accumulation Amount, which is a percentage of your purchase payments made during the 120 day period, then no Guaranteed Accumulation Payment is made. Therefore, the GMAB rider may not be appropriate for you if you intend to make additional purchase payments after the GMAB Eligibility Period.


     EXAMPLE:


   Assume that you make one $10,000 purchase payment during the 120 day GMAB Eligibility Period and you select the MetLife Balanced Strategy Porfolio. Therefore, the Guaranteed Accumulation Amount is $11,000 (110% of your $10,000 purchase payment). Assume that at the Rider Maturity Date, your account value is $0. The Guaranteed Accumulation Payment is $11,000 ($11,000 - $0 = $11,000).


   In contrast, assume that you make one $10,000 purchase payment during the 120 day GMAB Eligibility Period and you select the MetLife Balanced Strategy Porfolio. Therefore, the Guaranteed Accumulation Amount is $11,000. Also assume that on the day before the Rider Maturity Date your account value is $0. Assume that you decide to make one purchase payment on the day before the Rider Maturity Date of $11,000. At the Rider Maturity Date, assume there has not been any positive or negative investment experience for the one day between your purchase payment and the Rider Maturity Date. Consequently, your account value is $11,000. We would not pay a Guaranteed Accumulation Payment because the account value of $11,000 is equal to the Guaranteed Accumulation Amount of $11,000 ($11,000 - $11,000 = $0).


RIDER TERMINATION. The GMAB rider will terminate at the earliest of: (1) the Rider Maturity Date; (2) the date you surrender the contract; (3) the date you cancel the GMAB rider, as described below; (4) the date you apply all of your account value to an annuity option; and (5) the date of death of the owner or joint owner (or annuitant if the owner is a non-natural person), unless the beneficiary is the spouse of the owner and elects to continue the contract under the spousal continuation provisions of the contract.


Once the rider is terminated, the GMAB rider charge will no longer be deducted and the related investment requirements and limitations will no longer apply. If the rider is terminated before the Rider Maturity Date, the Guaranteed Accumulation Payment will not be paid.


CANCELLATION. You have a one-time right to cancel this optional benefit to take effect on your fifth contract anniversary. We must receive your request in writing within the 90-day period after your fifth contract anniversary. Such cancellation will take effect upon our receipt of your request. Once you have cancelled the GMAB rider, you will no longer be eligible to receive the Guaranteed Accumulation Payment or be bound by the investment requirements and restrictions, and we will no longer deduct the charge for this rider.



GMAB AND DECEDENT CONTRACTS. Note that the GMAB is not appropriate for purchase by a beneficiary under a decedent's Non-Qualified Contract (see "Federal Income Tax Status - Taxation of Non-Qualified Contracts") or IRA contract (or where otherwise offered, under any other contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases) because, under tax rules, such contracts generally require distributions to commence by the end of the calendar year following the year of the owner's death and such distributions will have the effect of reducing the usefulness of the GMAB.





8. PERFORMANCE

We periodically advertise subaccount performance relating to the investment portfolios. We will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the Separate Account product charges (including death benefit rider charges) and the investment portfolio expenses. It does not reflect the deduction of any applicable account fee, withdrawal charge, and GMIB, GWB, or GMAB rider charge. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the Separate Account product charges (including death benefit rider charges), account fee, withdrawal charges, GMIB, GWB, or GMAB rider charge, and the investment portfolio expenses.


For periods starting prior to the date the contract was first offered, the performance will be based on the historical performance of the corresponding investment portfolios for the periods commencing from the date on which the particular investment portfolio was made available through the Separate Account.


In addition, the performance for the investment portfolios may be shown for the period commencing from the inception date of the investment portfolios. These figures should not be interpreted to reflect actual historical performance of the Separate Account.


We may, from time to time, include in our advertising and sales materials performance information for funds or investment accounts related to the investment portfolios and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.


We may advertise the GMIB, GWB, or GMAB riders using illustrations showing how the benefit works with historical performance of specific investment portfolios or with a hypothetical rate of return (which rate will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the portfolio expenses of the underlying investment portfolios.


You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.




9. DEATH BENEFIT

UPON YOUR DEATH


If you die during the accumulation phase, we will pay a death benefit to your beneficiary(ies). The Principal Protection is the standard death benefit for your contract. At the time you purchase the contract, you can select the optional Annual Step-Up death benefit rider. If you are 80 years old or older at the effective date of your contract, you are not eligible to select the optional death benefit rider. For contracts issued prior to May 1, 2003, the Annual Step-Up is the standard death benefit for your contract. The death benefits are described below. Check your contract and riders for the specific provisions applicable. The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method. Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in good order.


If you have a joint owner, the death benefit will be paid when the first owner dies. Upon the death of either owner, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary, unless instructed otherwise.


If a non-natural person owns the contract, then the annuitant will be deemed to be the owner in determining the death benefit. If there are joint owners, the age of the oldest owner will be used to determine the death benefit amount.


STANDARD DEATH BENEFIT - PRINCIPAL PROTECTION


The death benefit will be the greater of:


(1)    the account value; or


(2) total purchase payments, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal.


If the owner is a natural person and the owner is changed to someone other than a spouse, the death benefit amount will be determined as defined above; however, subsection (2) will be changed to provide as follows: "the account value as of the effective date of the change of owner, increased by purchase payments received after the date of the change of owner, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal made after such date."


In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the death benefit amount will be determined in accordance with (1) or (2) above.


OPTIONAL DEATH BENEFIT - ANNUAL STEP-UP


If you select the Annual Step-Up death benefit rider, the death benefit will be the greatest of:


(1)    the account value; or


(2) total purchase payments, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal; or


(3)    the highest anniversary value, as defined below.


On the date we issue the contract, the highest anniversary value is equal to your initial purchase payment. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in account value attributable to each subsequent partial withdrawal. On each contract anniversary prior to your 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the account value on the date of the recalculation.


If the owner is a natural person and the owner is changed to someone other than a spouse, the death benefit is equal to the greatest of (1), (2) or (3); however, for purposes of calculating (2) and (3) above:


o Subsection (2) is changed to provide: "The account value as of the effective date of the change of owner, increased by purchase payments received after the date of change of owner, and reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal made after such date;" and


o for subsection (3), the highest anniversary value will be recalculated to equal your account value as of the effective date of the change of owner.


In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the death benefit is equal to the greatest of (1), (2) or (3).


GENERAL DEATH BENEFIT PROVISIONS


The death benefit amount remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to investment risk. This risk is borne by the beneficiary.



If the beneficiary under a tax qualified contract is the annuitant's spouse, the tax law generally allows distributions to begin by the year in which the annuitant would have reached 70 1/2 (which may be more or less than five years after the annuitant's death).



A beneficiary must elect the death benefit to be paid under one of the payment options (unless the owner has previously made the election). The entire death benefit must be paid within five years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. For non-qualified contracts, payment must begin within one year of the date of death. For tax qualified contracts, payment must begin no later than the end of the calendar year immediately following the year of death.


We may also offer a payment option, for both non-tax qualified contracts and certain tax qualified contracts, under which your beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts. If this option is elected, we will issue a new contract to your beneficiary in order to facilitate the distribution of payments. Your beneficiary may choose any optional death benefit available under the new contract. Upon the death of your beneficiary, the death benefit would be required to be distributed to your beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your beneficiary's death.

(See "Federal Income Tax Status.") To the extent permitted under the tax law, and in accordance with our procedures, your designated beneficiary is permitted under our procedures to make additional purchase payments consisting of monies which are direct transfers (as permitted under tax law) from other tax qualified or non-tax qualified contracts, depending on which type of contract you own, held in the name of the decedent. Any such additional purchase payments would be subject to applicable withdrawal charges. Your beneficiary is also permitted to choose some of the optional benefits available under the contract, but certain contract provisions or programs may not be available.


If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days. Payment to the beneficiary under an annuity option may only be elected during the 60-day period beginning with the date we receive due proof of death. If we do not receive an election during such time, we will make a single lump sum payment to the beneficiary at the end of the 60-day period.



If the owner or a joint owner, who is not the annuitant, dies during the income phase, any remaining payments under the annuity option elected will continue at least as rapidly as under the method of distribution in effect at the time of the owner's death. Upon the death of the owner or a joint owner during the income phase, the beneficiary becomes the owner.


SPOUSAL CONTINUATION


If the primary beneficiary is the spouse of the owner, upon the owner's death, the beneficiary may elect to continue the contract in his or her own name. Upon such election, the account value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the owner. Any excess of the death benefit amount over the account value will be allocated to each applicable investment portfolio and/or the fixed account in the ratio that the account value in the investment portfolio and/or the fixed account bears to the total account value. Spousal continuation will not satisfy required minimum distribution rules for tax qualified contracts other than IRAs.


DEATH OF THE ANNUITANT


If the annuitant, not an owner or joint owner, dies during the accumulation phase, you automatically become the annuitant. You can select a new annuitant if you do not want to be the annuitant (subject to our then-current underwriting standards). However, if the owner is a non-natural person (for example, a corporation or a trust), then the death of the primary annuitant will be treated as the death of the owner, and a new annuitant may not be named.


Upon the death of the annuitant after annuity payments begin, the death benefit, if any, will be as provided for in the annuity option selected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.


CONTROLLED PAYOUT



You may elect to have the death benefit proceeds paid to your beneficiary in the form of annuity payments for life or over a period of time that does not exceed your beneficiary's life expectancy. This election must be in writing in a form acceptable to us. You may revoke the election only in writing and only in a form acceptable to us. Upon your death, the beneficiary cannot revoke or modify your election. The Controlled Payout is only available to Non-Qualified Contracts (see "Federal Income Tax Status").





10. FEDERAL INCOME TAX STATUS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a contract.


When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money, generally for retirement purposes. If you invest in an annuity contract as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a "Qualified Contract." The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. You should note that for any Qualified Contract, the tax deferred accrual feature is provided by the tax qualified retirement plan, and as a result there should be reasons other than tax deferral for acquiring the contract within a qualified plan.

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If your annuity is independent of any formal retirement or pension plan, it is termed a "Non-Qualified Contract."


Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.


TAXATION OF NON-QUALIFIED CONTRACTS


NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.


The following discussion generally applies to Non-Qualified Contracts owned by natural persons.


WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the owner's investment in the contract (generally, the premiums or other consideration paid for the contract, reduced by any amount previously distributed from the contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the owner's investment in the contract.


In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.



It is conceivable that certain benefits or the charges for certain benefits such as any of the guaranteed death benefits and certain living benefits (E.G., the GWB or GMAB riders), could be considered to be taxable each year as deemed distributions from the contract to pay for non-annuity benefits. We currently treat these charges and benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income until distributions are actually made. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charges or benefits could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.




The tax treatment of withdrawals under a Guaranteed Withdrawal Benefit is also uncertain. It is conceivable that the amount of potential gain could be determined based on the Benefit Base at the time of the withdrawal, if greater than the account value. This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the gross account value rather than the Benefit Base at the time of the withdrawal to determine gain. However, in cases where the maximum permitted withdrawal in any year under the GWB exceeds the gross account value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.


We reserve the right to change our tax reporting practices if we determine that they are not in accordance with IRS guidance (whether formal or informal).


ADDITIONAL PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:



o  made on or after the taxpayer reaches age 59 1/2;



o  made on or after the death of an owner;


o  attributable to the taxpayer's becoming disabled;


o made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary; or


o under certain immediate income annuities providing for substantially equal payments made at least annually.


Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.


ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. In general, the amount of each payment under a variable annuity payment option that can be excluded from federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated. Once the investment in the contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.


The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between the fixed account and variable investment portfolios, as well as transfers between investment portfolios after the annuity starting date. Consult your tax adviser.


TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Non-Qualified Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.


See the Statement of Additional Information as well as "Death Benefit - General Death Benefit Provisions" in this prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.


TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the contract, a transfer or assignment of ownership of a Non-Qualified Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange or event should consult a tax adviser as to the tax consequences.


WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.



MULTIPLE CONTRACTS. The tax law provides that deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your own tax advisor.



OWNERSHIP OF THE INVESTMENTS. In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the contract does not give the contract owner investment control over Separate Account assets, we reserve the right to modify the contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the contract.

FURTHER INFORMATION. We believe that the contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."


TAXATION OF QUALIFIED CONTRACTS


The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.



INDIVIDUAL RETIREMENT ACCOUNTS (IRAS). IRAs, as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2007, $4,000 plus, for an owner age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The contract (and appropriate IRA tax endorsements) have not yet been submitted to the IRS for review and approval as to form. Such approval is not required to constitute a valid Traditional IRA or SIMPLE IRA. Such approval does not constitute an IRS endorsement of the investment options and benefits offered under the contract. Traditional IRAs/SEPs, SIMPLE IRAs and Roth IRAs may not invest in life insurance. The contract may provide death benefits that could exceed the greater of premiums paid or the account balance. The final required minimum distribution income tax regulations generally treat such benefits as part of the annuity contract and not as life insurance and require the value of such benefits to be included in the participant's interest that is subject to the required minimum distribution rules.


SIMPLE IRA. A SIMPLE IRA permits certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $10,500 for 2007. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.


ROTH IRA. A Roth IRA, as described in Code section 408A, permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.



PENSION PLANS. Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the contract. The contract includes optional death benefits that in some cases may exceed the greater of the premium payments or the account value.


TAX SHELTERED ANNUITIES. Tax Sheltered Annuities (TSA) that qualify under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.



Proposed income tax regulations issued in November 2004, would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract (or section 403(b)(7) custodial account), (b) significant restrictions on the ability of participants to direct proceeds between 403(b) annuity contracts and
(c) new restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.



The proposed regulations will generally not be effective until taxable years beginning after December 31, 2007, at the earliest; and may not be relied on until issued in final form. However, certain aspects, including a proposed prohibition on use of life insurance under section 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final form.



SECTION 457(B) PLANS. An eligible 457(b) plan, while not actually a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, which must be a tax-exempt entity under section 501(c) of the Code, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental section 457(b) plan are taxable and are subject to federal income tax withholding as wages.


SEPARATE ACCOUNT CHARGES FOR DEATH BENEFITS. For contracts purchased under section 401(a) plans or 403(b) plans, certain death benefits could conceivably be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefits, in certain cases, may exceed this limitation employers using the contract in connection with such plans should consult their tax adviser. Additionally, it is conceivable that the explicit charges for, or the amount of the mortality and expense charges allocable to, such benefits may be considered taxable distributions.


OTHER TAX ISSUES. Qualified Contracts (including contracts under section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount that should have been, but was not, distributed.


Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of account value, as well as all living benefits) must be added to the account value in computing the amount required to be distributed over the applicable period.


The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax adviser to determine whether your variable income annuity will satisfy these rules for your own situation.


Distributions from Qualified Contracts generally are subject to withholding for the owner's federal income tax liability. The withholding rate varies according to the type of distribution and the owner's tax status. The owner will be provided the opportunity to elect not to have tax withheld from distributions.



"Eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457(b) plan that agrees to separately account for rollover contributions. Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.


COMMUTATION FEATURES UNDER ANNUITY PAYMENT OPTIONS. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature are uncertain and the IRS may determine that the taxable amount of annuity payments and withdrawals received for any year could be greater than or less than the taxable amount reported by us. The exercise of the commutation feature also may result in adverse tax consequences including:


o The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.


o The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.



o The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.


A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.


FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.


GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.


ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to the U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.



TAX BENEFITS RELATED TO THE ASSETS OF THE SEPARATE ACCOUNT


We may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to contract owners because we are the owner of the assets from which the tax benefits are derived.




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


POSSIBLE TAX LAW CHANGES


Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the contract.


We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of the contract and do not intend the above discussion as tax advice.




11. OTHER INFORMATION

FIRST METLIFE INVESTORS



First MetLife Investors is a stock life insurance company that was organized under the laws of the State of New York on December 31, 1992. On June 1, 1995, a wholly owned subsidiary of General American Life Insurance Company purchased First MetLife Investors, which on that date changed its name to First Cova Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company acquired GenAmerica Corporation, the ultimate parent company of First MetLife Investors. We changed our name to First MetLife Investors Insurance Company on February 12, 2001. On December 31, 2002, First MetLife Investors became an indirect subsidiary of MetLife, Inc., the holding company of Metropolitan Life Insurance Company and a listed company on the New York Stock Exchange. On October 1, 2004, First MetLife Investors became a direct subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. First MetLife Investors is licensed to do business only in the State of New York.



For contracts issued on or before December 31, 2002, General American Life Insurance Company agreed to ensure that First MetLife Investors will have sufficient funds to meet obligations under the contracts. In the event an owner of such a contract presents a legitimate claim for payment, General American Life Insurance Company will pay such claim directly to the contract owner if First MetLife Investors is unable to make such payment. This guarantee is enforceable by such contract owners against General American Life Insurance Company directly without any requirement that contract owners first file a claim against First MetLife Investors. The guarantee agreement is binding on General American Life Insurance Company, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American Life Insurance Company's rating.


We are a member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


THE SEPARATE ACCOUNT


We have established a SEPARATE ACCOUNT, First MetLife Investors Variable Annuity Account One (Separate Account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the Separate Account under New York insurance law on December 31, 1992. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.


The assets of the Separate Account are held in First MetLife Investors' name on behalf of the Separate Account and legally belong to First MetLife Investors. The Separate Account is subject to the laws of the State of New York. However, those assets that underlie the contracts are not chargeable with liabilities arising out of any other business First MetLife Investors may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts First MetLife Investors may issue.


We reserve the right to transfer assets of the Separate Account to another account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your account value.



The amount of the guaranteed death benefit that exceeds the account value is paid from our general account. In addition, portions of the contract's guaranteed living benefits payable may exceed the amount of the account value and be paid from our general account. Benefit amounts paid from the general account are subject to the claims-paying ability of First MetLife Investors.

DISTRIBUTOR



We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (Distributor), 5 Park Plaza, Suite 1900, Irvine, CA 92614, for the distribution of the contracts. Distributor, and in certain cases, we, have entered into selling agreements with other affiliated and unaffiliated selling firms for the sale of the contracts. We pay compensation to Distributor for sales of the contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.



All of the investment portfolios make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing shares of the investment portfolios. (See "Fee Tables and Examples - Investment Portfolio Expenses" and the fund prospectuses.) These payments range from 0.15% to 0.25% of Separate Account assets invested in the particular investment portfolio.


SELLING FIRMS


As noted above, Distributor, and in certain cases, we, have entered into selling agreements with affiliated and unaffiliated selling firms for the sale of the contracts. Affiliated selling firms include Metropolitan Life Insurance Company (MLIC); New England Securities Corporation; Tower Square Securities, Inc.; and Walnut Street Securities, Inc. All selling firms receive commissions, and they may also receive some form of non-cash compensation. Certain selected selling firms receive additional compensation (described below under "Additional Compensation for Selected Selling Firms"). These commissions and other incentives or payments are not charged directly to contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from our general account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with the selling firms' internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.


COMPENSATION PAID TO SELLING FIRMS. We and Distributor pay compensation to all affiliated and unaffiliated selling firms in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable for contract sales and additional purchase payments by selling firms is 7% of purchase payments. Some selling firms may elect to receive a lower commission when a purchase payment is made, along with annual trail commissions up to 1.20% of account value (less purchase payments received within the previous 12 months) for so long as the contract remains in effect or as agreed in the selling agreement. We also pay commissions when a contract owner elects to begin receiving regular income payments (referred to as "annuity payments"). (See "Annuity Payments - The Income Phase.") Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts. With respect to the contracts, the compensation paid to affiliated selling firms is generally not expected to exceed, on a present value basis, the aggregate amount of commission that is paid by Distributor to all other selling firms as noted above.


SALES BY OUR AFFILIATES. As previously noted, we and Distributor may offer the contracts through retail selling firms that are affiliates of ours. The amount of compensation the affiliated selling firms pass on to their sales representatives is determined in accordance with their own internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, non-qualified deferred compensation plans and other benefits. For sales representatives of certain affiliates, the amount of this additional compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.


Sales representatives of our affiliate, MLIC, receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payment received by the sales representative is equal to a percentage of the gross dealer concession. For MLIC sales represenatives other than those in its MetLife Resources (MLR) division, the percentage is determined by a formula that takes into consideration the amount of proprietary products that the sales representative sells and services. The percentage could be as high as 100%. (MLR sales representatives receive compensation based on premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, MetLife sales representatives may be entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor determining the percentage of gross dealer concession and/or the amount of additional compensation to which MLIC sales representatives are entitled, the sales representatives have an incentive to favor the sale of the contracts over other similar products issued by non-affiliates. In addition, because the MLIC sales managers' compensation is based upon the sales made by the sales representatives they supervise, the MLIC sales managers also have an incentive to favor the sale of proprietary products.


We may also make certain payments to the business unit responsible for the operation of the distribution systems through which the contracts are sold. These amounts are part of the total compensation paid for the sale of the contracts.


Ask your registered representative for further information about what payments your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.


ADDITIONAL COMPENSATION FOR SELECTED SELLING FIRMS. We and Distributor have entered into distribution arrangements with certain selected selling firms. Under these arrangements we and Distributor may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of our variable insurance contracts (including the contracts). Introduction fees are payments to selling firms in connection with the addition of our products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on account values of our variable insurance contracts (including account values of the contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the contracts in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives. We and Distributor have entered into such distribution agreements with our affiliates, Tower Square Securities, Inc. and Walnut Street Securities, Inc., as well as unaffiliated selling firms identified in the Statement of Additional Information. We and Distributor may enter into similar arrangements with other affiliates, such as MLIC and New England Securities Corporation.


The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such additional compensation arrangements, ask your registered representative. (See the Statement of Additional

Information - "Distribution" for a list of selling firms that received compensation during 2006, as well as the range of additional compensation paid.)



REQUESTS AND ELECTIONS


We will treat your request for a contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Service Center before the close of regular trading on the New York Stock Exchange on that day. We will treat your submission of a purchase payment as received by us if we receive a payment at our Annuity Service Center (or a designee receives a payment in accordance with the designee's administrative procedures) before the close of regular trading on the New York Stock Exchange on that day. If we receive the request, or if we (or our designee) receive the payment, after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request or payment will be treated as received on the next day when the New York Stock Exchange is open. Our Annuity Service Center is located at P.O. Box 10366, Des Moines, IA 50306-0366.


Requests for service may be made:


o  Through your registered representative


o By telephone at (800) 343-8496, between the hours of 7:30AM and 5:30PM Central Time Monday through Thursday and 7:30AM and 5:00PM Central Time on Friday


o  In writing to our Annuity Service Center


o  By fax at (515) 457-4400 or


o  By Internet at www.metlifeinvestors.com


All other requests must be in written form, satisfactory to us.


We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Center to be effective. If acceptable to us, requests or elections relating to beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.


Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Center.


CONFIRMING TRANSACTIONS. We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


OWNERSHIP


OWNER. You, as the OWNER of the contract, have all the interest and rights under the contract.


These rights include the right to:


o  change the beneficiary.


o change the annuitant before the annuity date (subject to our underwriting and administrative rules).


o  assign the contract (subject to limitation).


o  change the payment option.


o exercise all other rights, benefits, options and privileges allowed by the contract or us.



The owner is as designated at the time the contract is issued, unless changed. Any change of owner is subject to our underwriting rules in effect at the time of the request.



JOINT OWNER. The contract can be owned by JOINT OWNERS, limited to two natural persons. Upon the death of either owner, the surviving owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary unless otherwise indicated.


BENEFICIARY. The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. If joint owners are named, unless you tell us otherwise, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary (unless you tell us otherwise).


ANNUITANT. The ANNUITANT is the natural person(s) on whose life we base annuity payments. You can change the annuitant at any time prior to the annuity date, unless an owner is not a natural person. Any reference to annuitant includes any joint annuitant under an annuity option. The owner and the annuitant do not have to be the same person except as required under certain sections of the Internal Revenue Code or under a GMIB rider (see "Annuity Payments (The Income Phase) - Guaranteed Minimum Income Benefit").



ASSIGNMENT. You can assign a Non-Qualified Contract at any time during your lifetime. We will not be bound by the assignment until the written notice of the assignment is recorded by us. We will not be liable for any payment or other action we take in accordance with the contract before we record the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.



If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.


LEGAL PROCEEDINGS


In the ordinary course of business, First MetLife Investors, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, First MetLife Investors does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of First MetLife Investors to meet its obligations under the contracts.


FINANCIAL STATEMENTS



Our financial statements and the financial statements of the Separate Account have been included in the SAI. The financial statements of General American Life have also been included in the SAI.




TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


     Company

     Experts

     Custodian

     Distribution

     Calculation of Performance Information

     Annuity Provisions

     Tax Status of the Contracts

     Condensed Financial Information

     Financial Statements

APPENDIX A
CONDENSED FINANCIAL INFORMATION


The following charts list the Condensed Financial Information (the accumulation unit value information for the accumulation units outstanding) for contracts issued as of December 31, 2006. See "Purchase - Accumulation Units" in the prospectus for information on how accumulation unit values are calculated. Chart 1 presents accumulation unit values for the lowest possible combination of separate account product charges and death benefit rider charges, and Chart 2 presents accumulation unit values for the highest possible combination of such charges. The SAI contains the accumulation unit values for all other possible combinations of separate account product charges and death benefit rider charges. (See "Cover Page" for how to obtain a copy of the SAI.)



CHART 1





                       1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 MET INVESTORS SERIES TRUST
 MET/AIM SMALL CAP GROWTH SUB-ACCOUNT
  05/01/2003    to  12/31/2003        8.707674         11.610242         3,910.1492
  01/01/2004    to  12/31/2004       11.610242         12.197049        28,881.6253
  01/01/2005    to  12/31/2005       12.197049         13.035149        35,121.4030
  01/01/2006    to  12/31/2006       13.035149         14.692143        40,863.1766
============   ==== ==========       =========         =========        ===========
 GOLDMAN SACHS MID-CAP VALUE SUB-ACCOUNT
  05/01/2004    to  12/31/2004        9.998932         11.979835        15,562.1884
  01/01/2005    to  12/31/2005       11.979835         13.308023        31,197.4373
  01/01/2006    to  12/31/2006       13.308023         15.197948        51,507.0943
============   ==== ==========       =========         =========        ===========
 HARRIS OAKMARK INTERNATIONAL SUB-ACCOUNT
  05/01/2003    to  12/31/2003        8.751972         11.763336        32,782.5383
  01/01/2004    to  12/31/2004       11.763336         13.994100        66,536.8276
  01/01/2005    to  12/31/2005       13.994100         15.780483        75,317.9041
  01/01/2006    to  12/31/2006       15.780483         20.071036        99,647.6962
============   ==== ==========       =========         =========        ===========
 LAZARD MID-CAP SUB-ACCOUNT
  05/01/2003    to  12/31/2003        9.728989         12.034528         8,267.6776
  01/01/2004    to  12/31/2004       12.034528         13.589483        13,955.8695
  01/01/2005    to  12/31/2005       13.589483         14.495473        36,718.1942
  01/01/2006    to  12/31/2006       14.495473         16.408565        37,993.8517
============   ==== ==========       =========         =========        ===========
 LEGG MASON AGGRESSIVE GROWTH SUB-ACCOUNT
  (FORMERLY JANUS AGGRESSIVE GROWTH SUB-ACCOUNT)
  05/01/2003    to  12/31/2003        5.505944          6.717278        24,187.0156
  01/01/2004    to  12/31/2004        6.717278          7.189929        45,289.7138
  01/01/2005    to  12/31/2005        7.189929          8.060860        46,266.5427
  01/01/2006    to  12/31/2006        8.060860          7.818713        55,271.3763
============   ==== ==========       =========         =========        ===========

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 LEGG MASON VALUE EQUITY SUB-ACCOUNT
  11/07/2005    to  12/31/2005       10.247456         10.627269             0.0000
  01/01/2006    to  12/31/2006       10.627269         11.180916         8,162.3687
============   ==== ==========       =========         =========       ============
 LOOMIS SAYLES GLOBAL MARKETS SUB-ACCOUNT
  05/01/2006    to  12/31/2006        9.988932         10.346428         1,394.2350
============   ==== ==========       =========         =========       ============
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT
  05/01/2003    to  12/31/2003       14.697264         16.114631        22,368.8470
  01/01/2004    to  12/31/2004       16.114631         17.204948        57,846.7109
  01/01/2005    to  12/31/2005       17.204948         17.236958        64,115.2188
  01/01/2006    to  12/31/2006       17.236958         18.571397        67,543.0854
============   ==== ==========       =========         =========       ============
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT
  05/01/2003    to  12/31/2003       34.555426         43.114082         8,858.7271
  01/01/2004    to  12/31/2004       43.114082         47.937816        19,815.5006
  01/01/2005    to  12/31/2005       47.937816         48.925372        25,855.7185
  01/01/2006    to  12/31/2006       48.925372         56.884355        31,167.4647
============   ==== ==========       =========         =========       ============
 MFS (Reg. TM) EMERGING MARKETS EQUITY SUB-ACCOUNT
  05/01/2006    to  12/31/2006        9.988932         10.485576         1,634.6094
============   ==== ==========       =========         =========       ============
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT
  05/01/2003    to  12/31/2003        7.334391          9.497588         8,656.8333
  01/01/2004    to  12/31/2004        9.497588         11.208267        42,372.8417
  01/01/2005    to  12/31/2005       11.208267         12.880848        61,273.2139
  01/01/2006    to  12/31/2006       12.880848         16.092474        92,317.2322
============   ==== ==========       =========         =========       ============
 MONEY MARKET SUB-ACCOUNT
  05/01/2003    to  12/31/2003       10.096666         10.032199         2,723.3611
  01/01/2004    to  12/31/2004       10.032199          9.965778         3,168.1420
  01/01/2005    to  04/30/2005        9.965778          9.982068             0.0000
============   ==== ==========       =========         =========       ============
 NEUBERGER BERMAN REAL ESTATE SUB-ACCOUNT
  05/01/2004    to  12/31/2004        9.998932         12.842253        20,037.6945
  01/01/2005    to  12/31/2005       12.842253         14.361086        31,366.5214
  01/01/2006    to  12/31/2006       14.361086         19.503665        34,475.1049
============   ==== ==========       =========         =========       ============
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT
  05/01/2003    to  12/31/2003        6.545686          7.969640        83,749.7423
  01/01/2004    to  12/31/2004        7.969640          8.370190       146,378.6929
  01/01/2005    to  12/31/2005        8.370190          8.651885       157,556.5445
  01/01/2006    to  12/31/2006        8.651885          9.190873       178,476.3395
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 PIMCO INFLATION PROTECTED BOND SUB-ACCOUNT
  05/01/2003    to  12/31/2003       10.000000         10.442908        24,338.3364
  01/01/2004    to  12/31/2004       10.442908         11.236502        72,996.7042
  01/01/2005    to  12/31/2005       11.236502         11.245632       100,686.0882
  01/01/2006    to  12/31/2006       11.245632         11.143728       118,898.2402
============   ==== ==========       =========         =========       ============
 PIMCO TOTAL RETURN SUB-ACCOUNT
  05/01/2003    to  12/31/2003       11.613154         11.687477        25,260.2110
  01/01/2004    to  12/31/2004       11.687477         12.110712        56,067.7304
  01/01/2005    to  12/31/2005       12.110712         12.223413        86,336.1715
  01/01/2006    to  12/31/2006       12.223413         12.611070       148,756.4576
============   ==== ==========       =========         =========       ============
 MET/PUTNAM RESEARCH SUB-ACCOUNT
  05/01/2003    to  12/31/2003        6.425734          7.727655         2,435.0757
  01/01/2004    to  11/19/2004        7.727655          7.945595         9,937.7990
============   ==== ==========       =========         =========       ============
 RCM GLOBAL TECHNOLOGY SUB-ACCOUNT
  05/01/2003    to  12/31/2003        3.305316          4.602892         1,569.9451
  01/01/2004    to  12/31/2004        4.602892          4.347370        17,553.8045
  01/01/2005    to  12/31/2005        4.347370          4.764097        16,682.4138
  01/01/2006    to  12/31/2006        4.764097          4.954155        23,279.3174
============   ==== ==========       =========         =========       ============
 T. ROWE PRICE MID-CAP GROWTH SUB-ACCOUNT
  05/01/2003    to  12/31/2003        4.758231          6.128422        75,363.2122
  01/01/2004    to  12/31/2004        6.128422          7.127233        88,995.1559
  01/01/2005    to  12/31/2005        7.127233          8.064495       112,366.2205
  01/01/2006    to  12/31/2006        8.064495          8.451316       136,354.3460
============   ==== ==========       =========         =========       ============
 THIRD AVENUE SMALL CAP VALUE SUB-ACCOUNT
  05/01/2003    to  12/31/2003        8.471513         11.488494        27,411.8911
  01/01/2004    to  12/31/2004       11.488494         14.345408        50,250.5819
  01/01/2005    to  12/31/2005       14.345408         16.352461        65,297.9291
  01/01/2006    to  12/31/2006       16.352461         18.261325        75,158.9668
============   ==== ==========       =========         =========       ============
 TURNER MID-CAP GROWTH SUB-ACCOUNT
  05/01/2004    to  12/31/2004        9.998932         11.122514        12,062.7087
  01/01/2005    to  12/31/2005       11.122514         12.226213        10,064.5912
  01/01/2006    to  12/31/2006       12.226213         12.801545        11,532.7253
============   ==== ==========       =========         =========       ============
 VAN KAMPEN COMSTOCK SUB-ACCOUNT
  05/01/2005    to  12/31/2005        9.998932         10.482927         2,912.0502
  01/01/2006    to  12/31/2006       10.482927         12.009028        15,618.7333
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                        1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                          NUMBER OF
                                   ACCUMULATION      ACCUMULATION       ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT           UNITS
                                   BEGINNING OF         END OF         OUTSTANDING AT
                                      PERIOD            PERIOD          END OF PERIOD
                                 ---------------   ---------------   ------------------
 METROPOLITAN SERIES FUND, INC.
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MONEY MARKET SUB-ACCOUNT (CLASS B))
  05/01/2005    to  12/31/2005        9.982136         10.094014           15,099.6542
  01/01/2006    to  12/31/2006       10.094014         10.417463           66,691.2808
============   ==== ==========       =========         =========        ==============
 DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
  05/01/2003    to  12/31/2003        8.556367         10.781850           62,728.9812
  01/01/2004    to  12/31/2004       10.781850         11.934370          132,380.2910
  01/01/2005    to  12/31/2005       11.934370         12.974739          162,033.6756
  01/01/2006    to  12/31/2006       12.974739         14.652624          195,254.4084
============   ==== ==========       =========         =========        ==============
 HARRIS OAKMARK FOCUSED VALUE SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003       10.939577         13.989331           14,018.1285
  01/01/2004    to  12/31/2004       13.989331         15.141040           22,988.4454
  01/01/2005    to  12/31/2005       15.141040         16.396913           45,483.2326
  01/01/2006    to  12/31/2006       16.396913         18.156026           49,280.7021
============   ==== ==========       =========         =========        ==============
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        8.069248          9.762009           12,547.3536
  01/01/2004    to  12/31/2004        9.762009         10.496784           43,903.5479
  01/01/2005    to  12/31/2005       10.496784         11.764232           42,383.7329
  01/01/2006    to  12/31/2006       11.764232         11.905780           66,774.7781
============   ==== ==========       =========         =========        ==============
 METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        8.627802         10.460062            3,408.5577
  01/01/2004    to  12/31/2004       10.460062         11.385874           60,786.3628
  01/01/2005    to  12/31/2005       11.385874         11.731023          114,882.0079
  01/01/2006    to  12/31/2006       11.731023         13.338443          118,838.3237
============   ==== ==========       =========         =========        ==============
 WESTERN ASSET MANAGEMENT U.S. GOVERNMENT SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005       15.969806         15.964032            3,891.1771
  01/01/2006    to  12/31/2006       15.964032         16.375307            6,472.6099
============   ==== ==========       =========         =========        ==============
 MET INVESTORS SERIES TRUST - ASSET ALLOCATION PROGRAM (CLASS B)
 METLIFE AGGRESSIVE STRATEGY SUB-ACCOUNT
  11/22/2004    to  12/31/2004       10.303038         10.693251           20,810.8803
  01/01/2005    to  12/31/2005       10.693251         11.651175          165,431.3850
  01/01/2006    to  12/31/2006       11.651175         13.070727          285,957.5428
============   ==== ==========       =========         =========        ==============
 METLIFE BALANCED STRATEGY SUB-ACCOUNT
  11/22/2004    to  12/31/2004       10.103167         10.397106          118,310.5240
  01/01/2005    to  12/31/2005       10.397106         10.994107          428,492.8960
  01/01/2006    to  12/31/2006       10.994107         12.152378        1,224,571.3236
============   ==== ==========       =========         =========        ==============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT
  11/22/2004    to  12/31/2004        9.943271         10.113107             0.0000
  01/01/2005    to  12/31/2005       10.113107         10.430055        64,493.7474
  01/01/2006    to  12/31/2006       10.430055         11.183762       100,366.6768
============   ==== ==========       =========         =========       ============
 METLIFE GROWTH STRATEGY SUB-ACCOUNT
  11/22/2004    to  12/31/2004       10.243077         10.608115        66,044.4028
  01/01/2005    to  12/31/2005       10.608115         11.426958       380,269.3940
  01/01/2006    to  12/31/2006       11.426958         12.813215       724,717.2599
============   ==== ==========       =========         =========       ============
 METLIFE MODERATE STRATEGY SUB-ACCOUNT
  11/22/2004    to  12/31/2004       10.013225         10.233375        52,379.0902
  01/01/2005    to  12/31/2005       10.233375         10.688727       250,466.8735
  01/01/2006    to  12/31/2006       10.688727         11.630632       563,015.5831
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)

CHART 2





                       1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 MET INVESTORS SERIES TRUST
 MET/AIM SMALL CAP GROWTH SUB-ACCOUNT
  05/01/2003    to  12/31/2003        8.707674         11.594771        18,168.9416
  01/01/2004    to  12/31/2004       11.594771         12.156391        87,057.4608
  01/01/2005    to  12/31/2005       12.156391         12.965826        87,535.3799
  01/01/2006    to  12/31/2006       12.965826         14.584886        94,251.6135
============   ==== ==========       =========         =========       ============
 GOLDMAN SACHS MID-CAP VALUE SUB-ACCOUNT
  05/01/2004    to  12/31/2004        9.998767         11.963775        38,424.4958
  01/01/2005    to  12/31/2005       11.963775         13.263723        65,359.3956
  01/01/2006    to  12/31/2006       13.263723         15.117186        83,570.9642
============   ==== ==========       =========         =========       ============
 HARRIS OAKMARK INTERNATIONAL SUB-ACCOUNT
  05/01/2003    to  12/31/2003        8.751972         11.747643        34,157.1560
  01/01/2004    to  12/31/2004       11.747643         13.947450       147,792.8311
  01/01/2005    to  12/31/2005       13.947450         15.696557       151,577.8434
  01/01/2006    to  12/31/2006       15.696557         19.924541       164,186.7947
============   ==== ==========       =========         =========       ============
 LAZARD MID-CAP SUB-ACCOUNT
  05/01/2003    to  12/31/2003        9.728989         12.018475        19,336.0705
  01/01/2004    to  12/31/2004       12.018475         13.544176        30,809.3628
  01/01/2005    to  12/31/2005       13.544176         14.418376        37,955.7097
  01/01/2006    to  12/31/2006       14.418376         16.288783        40,192.4809
============   ==== ==========       =========         =========       ============
 LEGG MASON AGGRESSIVE GROWTH SUB-ACCOUNT
  (FORMERLY JANUS AGGRESSIVE GROWTH SUB-ACCOUNT)
  05/01/2003    to  12/31/2003        5.505944          6.708323        44,014.3676
  01/01/2004    to  12/31/2004        6.708323          7.165960       153,692.0100
  01/01/2005    to  12/31/2005        7.165960          8.017990       124,795.4756
  01/01/2006    to  12/31/2006        8.017990          7.761627       138,111.2617
============   ==== ==========       =========         =========       ============
 LEGG MASON VALUE EQUITY SUB-ACCOUNT
  11/07/2005    to  12/31/2005       10.247064         10.623775             0.0000
  01/01/2006    to  12/31/2006       10.623775         11.154963         6,473.6585
============   ==== ==========       =========         =========       ============
 LOOMIS SAYLES GLOBAL MARKETS SUB-ACCOUNT
  05/01/2006    to  12/31/2006        9.988767         10.332542           592.1057
============   ==== ==========       =========         =========       ============
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT
  05/01/2003    to  12/31/2003       14.697264         16.093112        28,403.8512
  01/01/2004    to  12/31/2004       16.093112         17.147561        88,505.9689
  01/01/2005    to  12/31/2005       17.147561         17.145239        87,046.3647
  01/01/2006    to  12/31/2006       17.145239         18.435781        83,371.9884
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT
  05/01/2003    to  12/31/2003       34.555426         43.056580        20,314.9286
  01/01/2004    to  12/31/2004       43.056580         47.778007        62,237.9798
  01/01/2005    to  12/31/2005       47.778007         48.665131        69,251.9959
  01/01/2006    to  12/31/2006       48.665131         56.469091        67,619.1876
============   ==== ==========       =========         =========       ============
 MFS (Reg. TM) EMERGING MARKETS EQUITY SUB-ACCOUNT
  05/01/2006    to  12/31/2006        9.988767         10.471493        11,356.7826
============   ==== ==========       =========         =========       ============
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT
  05/01/2003    to  12/31/2003        7.334391          9.484912        13,469.2995
  01/01/2004    to  12/31/2004        9.484912         11.170897        91,186.4513
  01/01/2005    to  12/31/2005       11.170897         12.812338        92,350.3609
  01/01/2006    to  12/31/2006       12.812338         15.975005       126,791.4926
============   ==== ==========       =========         =========       ============
 MONEY MARKET SUB-ACCOUNT
  05/01/2003    to  12/31/2003       10.096666         10.018792        11,649.1301
  01/01/2004    to  12/31/2004       10.018792          9.932521        47,476.6178
  01/01/2005    to  04/30/2005        9.932521          9.942272             0.0000
============   ==== ==========       =========         =========       ============
 NEUBERGER BERMAN REAL ESTATE SUB-ACCOUNT
  05/01/2004    to  12/31/2004        9.998767         12.825046        31,900.2555
  01/01/2005    to  12/31/2005       12.825046         14.313282        36,094.3837
  01/01/2006    to  12/31/2006       14.313282         19.400065        44,060.5876
============   ==== ==========       =========         =========       ============
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT
  05/01/2003    to  12/31/2003        6.545686          7.959003        79,052.3023
  01/01/2004    to  12/31/2004        7.959003          8.342276       214,788.6867
  01/01/2005    to  12/31/2005        8.342276          8.605857       225,658.2476
  01/01/2006    to  12/31/2006        8.605857          9.123759       222,447.0904
============   ==== ==========       =========         =========       ============
 PIMCO INFLATION PROTECTED BOND SUB-ACCOUNT
  05/01/2003    to  12/31/2003       10.000000         10.428951        47,436.4746
  01/01/2004    to  12/31/2004       10.428951         11.199010       150,730.7460
  01/01/2005    to  12/31/2005       11.199010         11.185776       165,899.9470
  01/01/2006    to  12/31/2006       11.185776         11.062326       174,260.1504
============   ==== ==========       =========         =========       ============
 PIMCO TOTAL RETURN SUB-ACCOUNT
  05/01/2003    to  12/31/2003       11.613154         11.671860        33,732.9188
  01/01/2004    to  12/31/2004       11.671860         12.070302        88,280.1840
  01/01/2005    to  12/31/2005       12.070302         12.158353       112,896.2008
  01/01/2006    to  12/31/2006       12.158353         12.518956       142,459.0355
============   ==== ==========       =========         =========       ============
 MET/PUTNAM RESEARCH SUB-ACCOUNT
  05/01/2003    to  12/31/2003        6.425734          7.717350         4,144.2426
  01/01/2004    to  11/19/2004        7.717350          7.920970        12,969.9830
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 RCM GLOBAL TECHNOLOGY SUB-ACCOUNT
  05/01/2003    to  12/31/2003        3.305316          4.596762        19,989.9653
  01/01/2004    to  12/31/2004        4.596762          4.332878        84,263.8943
  01/01/2005    to  12/31/2005        4.332878          4.738761        72,898.1809
  01/01/2006    to  12/31/2006        4.738761          4.917987        81,708.4812
============   ==== ==========       =========         =========       ============
 T. ROWE PRICE MID-CAP GROWTH SUB-ACCOUNT
  05/01/2003    to  12/31/2003        4.758231          6.120250        49,107.4546
  01/01/2004    to  12/31/2004        6.120250          7.103474        89,562.8713
  01/01/2005    to  12/31/2005        7.103474          8.021608       145,907.9142
  01/01/2006    to  12/31/2006        8.021608          8.389616       195,982.7087
============   ==== ==========       =========         =========       ============
 THIRD AVENUE SMALL CAP VALUE SUB-ACCOUNT
  05/01/2003    to  12/31/2003        8.471513         11.473181        28,200.5254
  01/01/2004    to  12/31/2004       11.473181         14.297607       107,238.2308
  01/01/2005    to  12/31/2005       14.297607         16.265528       112,731.6390
  01/01/2006    to  12/31/2006       16.265528         18.128055       137,269.6314
============   ==== ==========       =========         =========       ============
 TURNER MID-CAP GROWTH SUB-ACCOUNT
  05/01/2004    to  12/31/2004        9.998767         11.107592        38,192.4908
  01/01/2005    to  12/31/2005       11.107592         12.185496        38,147.0075
  01/01/2006    to  12/31/2006       12.185496         12.733479        39,626.0021
============   ==== ==========       =========         =========       ============
 VAN KAMPEN COMSTOCK SUB-ACCOUNT
  05/01/2005    to  12/31/2005        9.998767         10.468869        16,065.7439
  01/01/2006    to  12/31/2006       10.468869         11.969030        52,431.1324
============   ==== ==========       =========         =========       ============
 METROPOLITAN SERIES FUND, INC.
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MONEY MARKET SUB-ACCOUNT (CLASS B))
  05/01/2005    to  12/31/2005        9.942177         10.040284       123,613.0101
  01/01/2006    to  12/31/2006       10.040284         10.341366       170,795.4661
============   ==== ==========       =========         =========       ============
 DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
  05/01/2003    to  12/31/2003        8.556367         10.767472        42,281.5178
  01/01/2004    to  12/31/2004       10.767472         11.894586       247,828.3455
  01/01/2005    to  12/31/2005       11.894586         12.905737       268,725.8698
  01/01/2006    to  12/31/2006       12.905737         14.545670       340,554.1167
============   ==== ==========       =========         =========       ============
 HARRIS OAKMARK FOCUSED VALUE SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003       10.939577         13.970674        30,219.0579
  01/01/2004    to  12/31/2004       13.970674         15.090555        87,539.3227
  01/01/2005    to  12/31/2005       15.090555         16.309697        93,414.3743
  01/01/2006    to  12/31/2006       16.309697         18.023482        95,989.4510
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                        1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                          NUMBER OF
                                   ACCUMULATION      ACCUMULATION       ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT           UNITS
                                   BEGINNING OF         END OF         OUTSTANDING AT
                                      PERIOD            PERIOD          END OF PERIOD
                                 ---------------   ---------------   ------------------
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        8.069248          9.748996           29,795.5290
  01/01/2004    to  12/31/2004        9.748996         10.461794          114,553.0550
  01/01/2005    to  12/31/2005       10.461794         11.701673          116,727.5317
  01/01/2006    to  12/31/2006       11.701673         11.818868          134,257.3777
============   ==== ==========       =========         =========        ==============
 METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        8.627802         10.446114           13,962.6771
  01/01/2004    to  12/31/2004       10.446114         11.347920           50,060.8226
  01/01/2005    to  12/31/2005       11.347920         11.668631           99,010.5169
  01/01/2006    to  12/31/2006       11.668631         13.241076          123,177.4344
============   ==== ==========       =========         =========        ==============
 WESTERN ASSET MANAGEMENT U.S. GOVERNMENT SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005       15.637653         15.611281              830.9275
  01/01/2006    to  12/31/2006       15.611281         15.981559           10,983.5009
============   ==== ==========       =========         =========        ==============
 MET INVESTORS SERIES TRUST - ASSET ALLOCATION PROGRAM (CLASS B)
 METLIFE AGGRESSIVE STRATEGY SUB-ACCOUNT
  11/22/2004    to  12/31/2004       10.301967         10.689858           58,923.6848
  01/01/2005    to  12/31/2005       10.689858         11.624285          357,153.5037
  01/01/2006    to  12/31/2006       11.624285         13.014582          443,952.7953
============   ==== ==========       =========         =========        ==============
 METLIFE BALANCED STRATEGY SUB-ACCOUNT
  11/22/2004    to  12/31/2004       10.102117         10.393805           99,788.8796
  01/01/2005    to  12/31/2005       10.393805         10.968727          848,466.6598
  01/01/2006    to  12/31/2006       10.968727         12.100171        1,643,377.1230
============   ==== ==========       =========         =========        ==============
 METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT
  11/22/2004    to  12/31/2004        9.942236         10.109895            5,486.0949
  01/01/2005    to  12/31/2005       10.109895         10.405971           32,120.5731
  01/01/2006    to  12/31/2006       10.405971         11.135709           67,208.8493
============   ==== ==========       =========         =========        ==============
 METLIFE GROWTH STRATEGY SUB-ACCOUNT
  11/22/2004    to  12/31/2004       10.242012         10.604748          263,501.9373
  01/01/2005    to  12/31/2005       10.604748         11.400582          885,719.6276
  01/01/2006    to  12/31/2006       11.400582         12.758172        1,646,645.3112
============   ==== ==========       =========         =========        ==============
 METLIFE MODERATE STRATEGY SUB-ACCOUNT
  11/22/2004    to  12/31/2004       10.012183         10.230125           42,827.9432
  01/01/2005    to  12/31/2005       10.230125         10.664048          238,240.1038
  01/01/2006    to  12/31/2006       10.664048         11.580662          925,507.1147
============   ==== ==========       =========         =========        ==============

APPENDIX B

PARTICIPATING INVESTMENT PORTFOLIOS

Below are the advisers and subadvisers and investment objectives of each investment portfolio available under the contract. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.


MET INVESTORS SERIES TRUST (CLASS B)



Met Investors Series Trust is managed by Met Investors Advisory LLC, which is an affiliate of First MetLife Investors. Met Investors Series Trust is a mutual fund with multiple portfolios. The following Class B portfolios are available under the contract:



MET/AIM SMALL CAP GROWTH PORTFOLIO


SUBADVISER: AIM Capital Management, Inc.


INVESTMENT OBJECTIVE: The Met/AIM Small Cap Growth Portfolio seeks long-term growth of capital.


GOLDMAN SACHS MID-CAP VALUE PORTFOLIO


SUBADVISER: Goldman Sachs Asset Management, L.P.


INVESTMENT OBJECTIVE: The Goldman Sachs Mid-Cap Value Portfolio seeks long-term capital appreciation.


HARRIS OAKMARK INTERNATIONAL PORTFOLIO


SUBADVISER: Harris Associates L.P.


INVESTMENT OBJECTIVE: The Harris Oakmark International Portfolio seeks long-term capital appreciation.



LAZARD MID-CAP PORTFOLIO


SUBADVISER: Lazard Asset Management LLC


INVESTMENT OBJECTIVE: The Lazard Mid-Cap Portfolio seeks long-term growth of capital.


LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO (formerly Legg Mason Aggressive Growth Portfolio)


SUBADVISER: ClearBridge Advisors, LLC (formerly Janus Capital Management LLC)


INVESTMENT OBJECTIVE: The Legg Mason Partners Aggressive Growth Portfolio seeks capital appreciation.



LEGG MASON VALUE EQUITY PORTFOLIO


SUBADVISER: Legg Mason Capital Management, Inc.



INVESTMENT OBJECTIVE: The Legg Mason Value Equity Portfolio seeks long-term growth of capital.



LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO


SUBADVISER: Loomis, Sayles & Company, L.P.



INVESTMENT OBJECTIVE: The Loomis Sayles Global Markets Portfolio seeks high total investment return through a combination of capital appreciation and income.



LORD ABBETT BOND DEBENTURE PORTFOLIO


SUBADVISER: Lord, Abbett & Co. LLC


INVESTMENT OBJECTIVE: The Lord Abbett Bond Debenture Portfolio seeks high current income and the opportunity for capital appreciation to produce a high total return.


LORD ABBETT GROWTH AND INCOME PORTFOLIO


SUBADVISER: Lord, Abbett & Co. LLC


INVESTMENT OBJECTIVE: The Lord Abbett Growth and Income Portfolio seeks long-term growth of capital and income without excessive fluctuations in market value.


MFS (Reg. TM) EMERGING MARKETS EQUITY PORTFOLIO


SUBADVISER: Massachusetts Financial Services Company


INVESTMENT OBJECTIVE: The MFS (Reg. TM) Emerging Markets Equity Portfolio seeks capital appreciation.


MFS (Reg. TM) RESEARCH INTERNATIONAL PORTFOLIO


SUBADVISER: Massachusetts Financial Services Company


INVESTMENT OBJECTIVE: The MFS (Reg. TM) Research International Portfolio seeks capital appreciation.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO


SUBADVISER: Neuberger Berman Management, Inc.


INVESTMENT OBJECTIVE: The Neuberger Berman Real Estate Portfolio seeks to provide total return through investment in real estate securities, emphasizing both capital appreciation and current income.


OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO


SUBADVISER: OppenheimerFunds, Inc.


INVESTMENT OBJECTIVE: The Oppenheimer Capital Appreciation Portfolio seeks capital appreciation.


PIMCO INFLATION PROTECTED BOND PORTFOLIO


SUBADVISER: Pacific Investment Management Company LLC


INVESTMENT OBJECTIVE: The PIMCO Inflation Protected Bond Portfolio seeks maximum real return, consistent with preservation of capital and prudent investment management.


PIMCO TOTAL RETURN PORTFOLIO


SUBADVISER: Pacific Investment Management Company LLC


INVESTMENT OBJECTIVE: The PIMCO Total Return Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.



RCM TECHNOLOGY PORTFOLIO (formerly RCM Global Technology Portfolio)



SUBADVISER: RCM Capital Management LLC



INVESTMENT OBJECTIVE: The RCM Technology Portfolio seeks capital appreciation; no consideration is given to income.



T. ROWE PRICE MID-CAP GROWTH PORTFOLIO


SUBADVISER: T. Rowe Price Associates, Inc.


INVESTMENT OBJECTIVE: The T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term growth of capital.


THIRD AVENUE SMALL CAP VALUE PORTFOLIO


SUBADVISER: Third Avenue Management LLC


INVESTMENT OBJECTIVE: The Third Avenue Small Cap Value Portfolio seeks long-term capital appreciation.


TURNER MID-CAP GROWTH PORTFOLIO


SUBADVISER: Turner Investment Partners, Inc.


INVESTMENT OBJECTIVE: The Turner Mid-Cap Growth Portfolio seeks capital appreciation.


VAN KAMPEN COMSTOCK PORTFOLIO



SUBADVISER: Morgan Stanley Investment Management, Inc.



INVESTMENT OBJECTIVE: The Van Kampen Comstock Portfolio seeks capital growth and income.


METROPOLITAN SERIES FUND, INC. (CLASS B OR CLASS E, AS NOTED)


Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, LLC, an affiliate of First MetLife Investors, is the investment adviser to the portfolios. The following Class B or Class E, as noted, portfolios are available under the contract:


BLACKROCK MONEY MARKET PORTFOLIO



SUBADVISER: BlackRock Advisors, LLC



INVESTMENT OBJECTIVE: The BlackRock Money Market Portfolio seeks a high level of current income consistent with preservation of capital. An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio.


During extended periods of low interest rates, the yields of the BlackRock Money Market Portfolio may become extremely low and possibly negative.

DAVIS VENTURE VALUE PORTFOLIO (CLASS E)


SUBADVISER: Davis Selected Advisers, L.P. Davis Selected Advisers, Inc., L.P. may delegate any of its responsibilities to Davis Selected Advisers - NY, Inc., a wholly-owned subsidiary.


INVESTMENT OBJECTIVE: The Davis Venture Value Portfolio seeks growth of capital.


HARRIS OAKMARK FOCUSED VALUE PORTFOLIO


SUBADVISER: Harris Associates L.P.


INVESTMENT OBJECTIVE: The Harris Oakmark Focused Value Portfolio seeks long-term capital appreciation.


JENNISON GROWTH PORTFOLIO


SUBADVISER: Jennison Associates LLC


INVESTMENT OBJECTIVE: The Jennison Growth Portfolio seeks long-term growth of capital.


METLIFE STOCK INDEX PORTFOLIO



SUBADVISER: MetLife Investment Advisors Company, LLC



INVESTMENT OBJECTIVE: The MetLife Stock Index Portfolio seeks to equal the performance of the Standard & Poor's 500 Composite Stock Price Index.



WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO


SUBADVISER: Western Asset Management Company



INVESTMENT OBJECTIVE: The Western Asset Management U.S. Government Portfolio seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.


MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM (CLASS B)


In addition to the Met Investors Series Trust Portfolios listed above, the following Class B portfolios are available under the contract:


METLIFE DEFENSIVE STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Defensive Strategy Portfolio seeks a high level of current income with growth of capital, a secondary objective.


METLIFE MODERATE STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Moderate Strategy Portfolio seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.


METLIFE BALANCED STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Balanced Strategy Portfolio seeks a balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.


METLIFE GROWTH STRATEGY PORTFOLIO



INVESTMENT OBJECTIVE: The MetLife Growth Strategy Portfolio seeks growth of capital.



METLIFE AGGRESSIVE STRATEGY PORTFOLIO



INVESTMENT OBJECTIVE: The MetLife Aggressive Strategy Portfolio seeks growth of capital.

APPENDIX C

EDCA EXAMPLES WITH MULTIPLE PURCHASE PAYMENTS

In order to show how the EDCA program works, we have created some examples. The examples are purely hypothetical and are for illustrative purposes only. The interest rate earned in an EDCA account will be 3%, plus any additional interest which we may declare from time to time. In addition, each bucket attributable to a subsequent purchase payment will earn interest at the then-current interest rate applied to new allocations to an EDCA account of the same monthly term.


6-MONTH EDCA

The following example demonstrates how the 6-month Enhanced Dollar Cost Averaging (EDCA) program operates when multiple purchase payments are allocated to the program. The example assumes that a $12,000 purchase payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $10,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 12% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $12,000 allocation amount by 6 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA Account Value are accumulated at the EDCA interest rate using the following formula:


Account Value 1st Payment Bucket (month 2) =


Account Value 1st Payment Bucket (month 1) x (1+EDCA Rate)(1/12) - EDCA Transfer Amount


At the beginning of the 4th month, a second purchase payment of $6,000 is allocated to the EDCA program. The entire $6,000 is allocated to the 2nd Payment Bucket where it is credited with a 10% effective annual interest rate. This second purchase payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $6,000 allocation amount divided by 6) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the account value in the 1st Payment Bucket until exhausted and then against the account value in the 2nd Payment Bucket until it is exhausted.



                                                                      ---- Account Values----
 Beg of     Amount Allocated         Actual             EDCA         1st Payment     2nd Payment
  Month          to EDCA         EDCA Transfer     Account Value        Bucket         Bucket
--------   ------------------   ---------------   ---------------   -------------   ------------
    1            12000               2000              10000            10000
    2                                2000               8095             8095
    3                                2000               6172             6172
    4             6000               3000               9230             3230           6000
    5                                3000               6309              261           6048
    6                                3000               3359                0           3359
    7                                3000                386                0            386
    8                                 389                  0                0              0
    9                                   0                  0                0              0
   10                                   0                  0                0              0
   11                                   0                  0                0              0
   12                                   0                  0                0              0
   13                                   0                  0                0              0
   14                                   0                  0                0              0
   15                                   0                  0                0              0

12-MONTH EDCA

The following example demonstrates how the 12-month Enhanced Dollar Cost Averaging (EDCA) program operates when multiple purchase payments are allocated to the program. The example assumes that a $24,000 purchase payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $22,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 12% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $24,000 allocation amount by 12 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA account value are accumulated at the EDCA interest rate using the following formula:


Account Value 1st Payment Bucket (month 2) =


Account Value 1st Payment Bucket (month 1) x


(1+EDCA Rate)(1/12) - EDCA Transfer Amount


At the beginning of the 6th month, a second purchase payment of $12,000 is allocated to the EDCA program. The entire $12,000 is allocated to the 2nd Payment Bucket where it is credited with a 10% effective annual interest rate. This second purchase payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $12,000 allocation amount divided by 12) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the account value in the 1st Payment Bucket until exhausted and then against the account value in the 2nd Payment Bucket until it is exhausted.



                                                                      ---- Account Values----
 Beg of     Amount Allocated         Actual             EDCA         1st Payment     2nd Payment
  Month          to EDCA         EDCA Transfer     Account Value        Bucket         Bucket
--------   ------------------   ---------------   ---------------   -------------   ------------
    1            24000               2000              22000            22000
    2                                2000              20209            20209
    3                                2000              18401            18401
    4                                2000              16575            16575
    5                                2000              14732            14732
    6            12000               3000              23872            11872          12000
    7                                3000              21801             8985          12096
    8                                3000              18262             6070          12192
    9                                3000              15417             3128          12289
   10                                3000              12545              157          12387
   11                                3000               9645                0           9645
   12                                3000               6722                0           6722
   13                                3000               3776                0           3776
   14                                3000                806                0            806
   15                                 812                  0                0              0

APPENDIX D

GUARANTEED WITHDRAWAL BENEFIT EXAMPLES


The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment portfolios chosen. The examples do not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties. The Guaranteed Withdrawal Benefit does not establish or guarantee an account value or minimum return for any investment portfolio. The Benefit Base cannot be taken as a lump sum.



A.   How Withdrawals Affect the Benefit Base


  1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 ($100,000 + 5% GWB Bonus Amount). Assume that the account value grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 - $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the account value of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.


  2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the account value shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the account value would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the account value of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.


B. How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit Payment


An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%). If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Annual Benefit Payment would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350.


C.   How Withdrawals Affect the Annual Benefit Payment


  1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the account value by an additional $1,000, the account value would be reduced to $100,000 - $9,000 - $1,000 = $90,000.
     Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the account value after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.


  2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the account value had increased to $150,000, the account value would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the account value after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.


D. How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed Withdrawal Amount


An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent purchase payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Guaranteed
Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.


E.   Putting It All Together


     1.   When Withdrawals Do Not Exceed the Annual Benefit Payment


An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the account value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $7,350 at this time, your account value would be reduced to $50,000 - $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 - $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.


[GRAPHIC APPEARS HERE]










     Annual
     Benefit   Cumulative    Account   Benefit
     Payment   Withdrawals   Value     Base
 0         0             0   100,000   105,000
 1     7,350         7,350    85,000    97,650
 2     7,350         7,350    68,000    90,300
 3     7,350         7,350    50,000    82,950
 4     7,350         7,350    42,650    75,600
 5     7,350         7,350    35,300    68,250
 6     7,350         7,350    27,950    60,900
 7     7,350         7,350    20,600    53,550
 8     7,350         7,350    13,250    46,200
 9     7,350         7,350     5,900    38,850
10     7,350         7,350         0    31,500
11     7,350         7,350         0    24,150
12     7,350         7,350         0    16,800
13     7,350         7,350         0     9,450
14     7,350         7,350         0     2,100
15     2,100         2,100         0
16
17
18

  2.   When Withdrawals Do Exceed the Annual Benefit Payment



An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the account value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $10,000 at this time, your account value would be reduced to $50,000 - $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 - $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting account value, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the account value after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% x $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.


[GRAPHIC APPEARS HERE]










     Annual
     Benefit   Cumulative    Account      Benefit
     Payment   Withdrawals   Value        Base
 0   $ 0       $ 0           $ 100,000    $ 105,000
 1     7,350         7,350      85,000       97,650
 2     7,350         7,350      68,000       90,300
 3     7,350         7,350      50,000       82,950
 4     7,350        10,000      40,000       40,000
 5     2,800         2,800      37,200       37,200
 6     2,800         2,800      34,400       34,400
 7     2,800         2,800      31,600       31,600
 8     2,800         2,800      28,800       28,800
 9     2,800         2,800      26,000       26,000
10     2,800         2,800      23,200       23,200
11     2,800         2,800      20,400       20,400
12     2,800         2,800      17,600       17,600
13     2,800         2,800      14,800       14,800
14     2,800         2,800      12,000       12,000
15     2,800         2,800       9,200        9,200
16     2,800         2,800       6,400        6,400
17     2,800         2,800       3,600        3,600
18     2,800         2,800         800          800





F.   How the Optional Reset Works If Elected on the 5th Contract Anniversary
                                                                 (may be
                                                                 elected prior
                                                                 to age 86) -
                                                                 GWB I



Assume that a contract had an initial purchase payment of $100,000 and the fee is .50%. The initial account value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.


The account value on the fifth contract anniversary grew due to market performance to $195,850. Assume the fee remains at .50%. If an Optional Reset is elected, the charge would remain at .50%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $195,850, and the Annual Benefit Payment would become 7% x $195,850 = $13,710.


The account value on the tenth contract anniversary grew due to market performance to $250,488. Assume the fee has been increased to .60%. If an Optional Reset is elected, the charge would increase to .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $250,488, and the Annual Benefit Payment would become 7% x $250,488 = $17,534.


The account value on the fifteenth contract anniversary grew due to market performance to $395,016. Assume the fee is still .60%. If an Optional Reset is elected, the charge would remain at .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $395,016, and the Annual Benefit Payment would become 7% x $395,016 = $27,651.


The period of time over which the Annual Benefit Payment may be taken would be lengthened.

[GRAPHIC APPEARS HERE]










     Annual
     Benefit       Cumulative    Account
     Payment       withdrawal    Value
 1   $ 7,350.00    $ 7,350.00    $ 105,000.00
 2     7,350.00     14,700.00      125,000.00
 3     7,350.00     22,050.00      130,000.00
 4     7,350.00     29,400.00      145,000.00
 5     7,350.00     36,750.00      185,000.00
 6    13,709.50     50,459.50      195,850.00
 7    13,709.50     64,169.00      175,000.00
 8    13,709.50     77,878.50      185,200.00
 9    13,709.50     91,588.00      189,300.00
10    13,709.50    105,297.50      205,200.00
11    17,534.16    122,831.70      250,488.00
12    17,534.16    140,365.80      260,322.00
13    17,534.16    157,900.00      245,000.00
14    17,534.16    175,434.10      285,000.00
15    17,534.16    192,968.30      315,000.00
16    27,651.12    220,619.40      395,016.00
17    27,651.12    248,270.50      410,100.00
18    27,651.12    275,921.70      425,200.00
19    27,651.12    303,572.80      420,200.00
20    27,651.12    331,223.90      452,000.00





G. How the Optional Reset Works If Elected on the 3rd Contract Anniversary (may be elected prior to age 86) - ENHANCED GWB



Assume that a contract had an initial purchase payment of $100,000 and the fee is .50%. The initial account value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.


The account value on the third contract anniversary grew due to market performance to $148,350. Assume the fee remains at .50%. If an Optional Reset is elected, the charge would remain at .50%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $148,350, and the Annual Benefit Payment would become 7% x $148,350 = $10,385.


The account value on the sixth contract anniversary grew due to market performance to $179,859. Assume the fee has been increased to .60%. If an Optional Reset is elected, the charge would increase to .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% x $179,859 = $12,590.

The account value on the ninth contract anniversary grew due to market performance to $282,582. Assume the fee is still .60%. If an Optional Reset is elected, the charge would remain at .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% x $282,582 = $19,781.


The period of time over which the Annual Benefit Payment may be taken would be lengthened.


[GRAPHIC APPEARS HERE]










     Annual
     Benefit   Cumulative    Account
     Payment   Withdrawals   Value
 1      7350          7350    105000
 2      7350         14700    125000
 3      7350         22050    130000
 4     10385         32435    148350
 5     10385         42819    185000
 6     10385         53204    195000
 7     12590         65794    179859
 8     12590         78384    210000
 9     12590         90974    223000
10     19781        110755    282582
11     19781        130535    270000
12     19781        150316    278000
13         0             0    315000





H. How an Optional Reset May Increase the Benefit Base While Decreasing the Guaranteed Withdrawal Amount and Annual Benefit Payment



Assume that a contract had an initial purchase payment of $100,000. The initial account value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.


Assume that the Benefit Base is reduced to $70,000 due to 5 years of withdrawing $7,000 each year, but also assume that, due to positive market performance, the account value at the end of 5 years is $80,000. If an Optional Reset is elected, the Benefit Base would be reset from $70,000 to $80,000, the Guaranteed Withdrawal Amount would be reduced from $105,000 to $80,000, and the Annual Benefit Payment would be reduced from $7,350 to $5,600 ($80,000 x 7%).


Under these circumstances, the Optional Reset increases the Benefit Base (the remaining amount of money you are guaranteed to receive) by $10,000, but also reduces the Annual Benefit Payment, thereby lengthening the period of time over which you will receive the money. This Optional Reset also reduces the Guaranteed Withdrawal Amount, against which the GWB rider charge is calculated. If the GWB rider charge fee rate does not increase in connection with the Optional Reset, the reduced Guaranteed Withdrawal Amount will result in a reduction in the amount of the annual GWB rider charge.

I.   Annual Benefit Payment Continuing When Account Value Reaches Zero


Assume that a contract had an initial purchase payment of $100,000. The initial account value would be $100,000, the initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%).


Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year and assume that the account value was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to you (equal, on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.


In this situation (assuming monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the contract would then be $105,000.


[GRAPHIC APPEARS HERE]










     Annual
     Benefit   Benefit      Account
     Payment   Base         Value
 1   $ 7,350   $ 105,000    $ 100,000
 2     7,350      97,650       73,000
 3     7,350      90,300       52,750
 4     7,350      82,950    37,562.50
 5     7,350      75,600    26,171.88
 6     7,350      68,250    17,628.91
 7     7,350      60,900    11,221.68
 8     7,350      53,550     6,416.26
 9     7,350      46,200     2,812.20
10     7,350      38,850     109.1461
11     7,350      31,500            0
12     7,350      24,150            0
13     7,350      16,800            0
14     7,350       9,450            0
15     2,100       2,100            0
16         0           0            0

                      METLIFE INVESTORS INSURANCE COMPANY

                METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                         SUPPLEMENT DATED APRIL 30, 2007

                                      TO

                       PROSPECTUSES DATED APRIL 30, 2007


This supplements the prospectuses, dated April 30, 2007, for the Class AA contracts issued by MetLife Investors Insurance Company and First MetLife Investors Insurance Company (the "Companies"). If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (888) 562-2027 to request a free copy.

1.  MET/AIM CAPITAL APPRECIATION PORTFOLIO (CLASS E)

After the close of business on April 27, 2007, the Companies substituted the Met/AIM Capital Appreciation Portfolio (Class E) of Met Investors Series Trust for the AIM V.I. Capital Appreciation Fund (Series II) of AIM Variable Insurance Funds. The Met/AIM Capital Appreciation Portfolio (Class E) has been added to the contract solely to receive account values transferred from the AIM V.I. Capital Appreciation Fund (Series II) pursuant to the substitution. The Met/AIM Capital Appreciation Portfolio (Class E) is closed for new allocations of purchase payments and transfers of account value (except for existing rebalancing and dollar cost averaging programs). The information provided is for the year ended October 31, 2006./(1)/

Met/AIM Capital Appreciation Portfolio (Class E) of Met Investors Series Trust

a.  Subadviser: AIM Capital Management, Inc.

b. Investment Objective: The Met/AIM Capital Appreciation Portfolio seeks capital appreciation.

c. Investment Portfolio Expenses (as a percentage of average daily net assets)/(2)/

                 Management Fee/(3)/:                     0.77%
                 12b-1/Service Fee:                       0.15%
                 Other Expenses/(4)/:                     0.09%
                                                          ----
                 Total Annual Portfolio Expenses:         1.01%
                 Contractual Expense Subsidy or Deferral: 0.00%
                                                          ----
                 Net Total Annual Portfolio Expenses:     1.01%

-----------
(1) The investment portfolio's fiscal year end has been changed from October 31 to December 31. The fees and expenses shown are for the investment portfolio's last fiscal year ended October 31, 2006.

(2) This is a new share class for this investment portfolio. Operating expenses are estimated based on the expenses of Class A shares of the investment portfolio.

(3) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.

(4) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year. Other Expenses have also been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the investment portfolio for the entire fiscal year.
                                                                 SUPP-SUBAA0407

2.  T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO (CLASS A)

After the close of business on April 27, 2007, the Companies substituted the T. Rowe Price Small Cap Growth Portfolio (Class A) of the Metropolitan Series Fund, Inc. for the DWS Small Cap Growth VIP (Class A) of DWS Variable Series
II. The T. Rowe Price Small Cap Growth Portfolio (Class A) has been added to the contract solely to receive account values transferred from the DWS Small Cap Growth VIP (Class A) pursuant to the substitution. The T. Rowe Price Small Cap Growth Portfolio (Class A) is closed for new allocations of purchase payments and transfers of account value (except for existing rebalancing and dollar cost averaging programs). The information provided is for the year ended December 31, 2006.

T. Rowe Price Small Cap Growth Portfolio (Class A) of the Metropolitan Series Fund, Inc.

a.  Subadviser: T. Rowe Price Associates, Inc.

b. Investment Objective: The T. Rowe Price Small Cap Growth Portfolio seeks long-term capital growth.

c.  Investment Portfolio Expenses (as a percentage of average daily net assets)

                 Management Fee:                          0.51%
                 12b-1/Service Fee:                       0.00%
                 Other Expenses/(1)/:                     0.07%
                                                          ----
                 Total Annual Portfolio Expenses:         0.58%
                 Contractual Expense Subsidy or Deferral: 0.00%
                                                          ----
                 Net Total Annual Portfolio Expenses:     0.58%

-----------
(1) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

             5 Park Plaza, Suite 1900              (888) 562-2027
             Irvine, CA 92614

                                                   THE VARIABLE ANNUITY CONTRACT


                                                                       ISSUED BY

                                       FIRST METLIFE INVESTORS INSURANCE COMPANY

                                                                             AND

                            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                                                                        CLASS AA


                                                                  APRIL 30, 2007


This prospectus describes the flexible premium deferred variable annuity contract offered by First MetLife Investors Insurance Company (First MetLife Investors or we or us). The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans.


The annuity contract has 45 investment choices - a fixed account that offers an interest rate guaranteed by us, and 44 investment portfolios listed below. You can put your money in the fixed account and/or any of these investment portfolios. Effective for contracts issued on and after May 1, 2003, the fixed account is not available as an investment choice during the accumulation phase of the contract, except in connection with an enhanced dollar cost averaging program.


AIM VARIABLE INSURANCE FUNDS

(SERIES II):

     AIM V.I. International Growth Fund

FIDELITY VARIABLE INSURANCE PRODUCTS (SERVICE CLASS 2):

     VIP Equity-Income Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2):

     Templeton Developing Markets Securities Fund

     Templeton Foreign Securities Fund

MET INVESTORS SERIES TRUST (CLASS B OR CLASS A, AS NOTED):

     Met/AIM Capital Appreciation Portfolio (Class A)

     Met/AIM Small Cap Growth Portfolio

     Cyclical Growth and Income ETF Portfolio

     Cyclical Growth ETF Portfolio


     Lazard Mid-Cap Portfolio

     Legg Mason Partners Aggressive Growth Portfolio

         (formerly Legg Mason Aggressive Growth Portfolio)


     Legg Mason Value Equity Portfolio

     Lord Abbett Bond Debenture Portfolio


     Lord Abbett Growth and Income Portfolio


     Lord Abbett Mid-Cap Value Portfolio

     MFS (Reg. TM) Research International Portfolio

     Neuberger Berman Real Estate Portfolio

     Oppenheimer Capital Appreciation Portfolio


     PIMCO Total Return Portfolio


     T. Rowe Price Mid-Cap Growth Portfolio

     Third Avenue Small Cap Value Portfolio

     Van Kampen Comstock Portfolio


     Van Kampen Mid-Cap Growth Portfolio

         (formerly Lord Abbett Growth Opportunities Portfolio)


METROPOLITAN SERIES FUND, INC. (CLASS B OR CLASS E, AS NOTED):

     BlackRock Bond Income Portfolio

     BlackRock Money Market Portfolio

     BlackRock Strategic Value Portfolio

     Capital Guardian U.S. Equity Portfolio

     Davis Venture Value Portfolio (Class E)

     FI International Stock Portfolio

     Franklin Templeton Small Cap Growth Portfolio

     Jennison Growth Portfolio

     MetLife Stock Index Portfolio

     T. Rowe Price Large Cap Growth Portfolio

     T. Rowe Price Small Cap Growth Portfolio


     Western Asset Management Strategic Bond Opportunities Portfolio


PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS):

     PIMCO VIT High Yield Portfolio

     PIMCO VIT Low Duration Portfolio

     PIMCO VIT StocksPLUS Growth and Income Portfolio

PUTNAM VARIABLE TRUST (CLASS IB):

     Putnam VT Growth and Income Fund

     Putnam VT Vista Fund

MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM (CLASS B):

     MetLife Defensive Strategy Portfolio

     MetLife Moderate Strategy Portfolio

MET INVESTORS SERIES TRUST - GALLATIN ASSET ALLOCATION PORTFOLIOS (CLASS B):

     Strategic Growth and Income Portfolio

     Strategic Conservative Growth Portfolio

     Strategic Growth Portfolio

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the First MetLife Investors Variable Annuity Contract.

To learn more about the First MetLife Investors Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated April 30, 2007. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 55 of this prospectus. For a free copy of the SAI, call us at (888) 562-2027, visit our website at WWW.METLIFEINVESTORS.COM, or write to us at: 5 Park Plaza, Suite 1900, Irvine, CA 92614.


The contracts:

..    are not bank deposits

..    are not FDIC insured

..    are not insured by any federal government agency

..    are not guaranteed by any bank or credit union

..    may be subject to loss of principal

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


April 30, 2007

TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
INDEX OF SPECIAL TERMS ....................................................    4
HIGHLIGHTS ................................................................    6
FEE TABLES AND EXAMPLES ...................................................    8
1. THE ANNUITY CONTRACT ...................................................   16
     Market Timing ........................................................   16
2. PURCHASE ...............................................................   17
     Purchase Payments ....................................................   17
     Termination for Low Account Value ....................................   17
     Allocation of Purchase Payments ......................................   17
     Free Look ............................................................   18
     Accumulation Units ...................................................   18
     Account Value ........................................................   18
     Replacement of Contracts .............................................   19
3. INVESTMENT OPTIONS .....................................................   19
     Transfers ............................................................   22
     Dollar Cost Averaging Programs .......................................   25
     Three Month Market Entry Program .....................................   26
     Automatic Rebalancing Program ........................................   26
     Description of the Gallatin Asset Allocation Portfolios ..............   27
     Description of the MetLife Asset Allocation Program Portfolios .......   27
     Voting Rights ........................................................   28
     Substitution of Investment Options ...................................   28
4. EXPENSES ...............................................................   28
     Product Charges ......................................................   28
     Account Fee ..........................................................   29
     Guaranteed Minimum Income Benefit - Rider Charge .....................   29
     Guaranteed Withdrawal Benefit - Rider Charge .........................   29
     Withdrawal Charge ....................................................   30
     Reduction or Elimination of the Withdrawal Charge ....................   30
     Premium and Other Taxes ..............................................   31
     Transfer Fee .........................................................   31
     Income Taxes .........................................................   31
     Investment Portfolio Expenses ........................................   31
5. ANNUITY PAYMENTS (THE INCOME PHASE) ....................................   31
     Annuity Date .........................................................   31
     Annuity Payments .....................................................   32
     Annuity Options ......................................................   32
     Guaranteed Minimum Income Benefit ....................................   34
     Description of GMIB ..................................................   35
     GMIB, Qualified Contracts and Decedent Contracts .....................   36
6. ACCESS TO YOUR MONEY ...................................................   36
     Systematic Withdrawal Program ........................................   37
     Suspension of Payments or Transfers ..................................   37
7. LIVING BENEFITS ........................................................   38
     Guaranteed Withdrawal Benefit ........................................   38
8. PERFORMANCE ............................................................   42
9. DEATH BENEFIT ..........................................................   43
     Upon Your Death ......................................................   43
     Standard Death Benefit - Principal Protection ........................   43
     Optional Death Benefit - Annual Step-Up ..............................   43
     General Death Benefit Provisions .....................................   44
     Spousal Continuation .................................................   45
     Death of the Annuitant ...............................................   45
     Controlled Payout ....................................................   45
10. FEDERAL INCOME TAX STATUS .............................................   45
     Taxation of Non-Qualified Contracts ..................................   45
     Taxation of Qualified Contracts ......................................   47
     Tax Benefits Related to the Assets of the Separate Account ...........   50
     Possible Tax Law Changes .............................................   50
11. OTHER INFORMATION .....................................................   50
     First MetLife Investors ..............................................   50
     The Separate Account .................................................   51
     Distributor ..........................................................   51
     Selling Firms ........................................................   52
     Requests and Elections ...............................................   53
     Ownership ............................................................   54
     Legal Proceedings ....................................................   54
     Financial Statements .................................................   55
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION ..............   55
APPENDIX A ................................................................  A-1
     Condensed Financial Information ......................................  A-1
APPENDIX B ................................................................  B-1
     Participating Investment Portfolios ..................................  B-1
APPENDIX C ................................................................  C-1
     EDCA Examples with Multiple Purchase Payments ........................  C-1
APPENDIX D ................................................................  D-1
     Guaranteed Withdrawal Benefit Examples ...............................  D-1

INDEX OF SPECIAL TERMS


Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.



                                                                            PAGE
                                                                            ----
Account Value..............................................................   18
Accumulation Phase.........................................................   16
Accumulation Unit..........................................................   18
Annual Benefit Payment.....................................................   39
Annuitant..................................................................   54
Annuity Date...............................................................   31
Annuity Options............................................................   32
Annuity Payments...........................................................   31
Annuity Units..............................................................   32
Beneficiary................................................................   54
Benefit Base...............................................................   39
Business Day...............................................................   18
Fixed Account..............................................................   16
Guaranteed Withdrawal Amount...............................................   40
GWB Withdrawal Rate........................................................   39
Income Base................................................................   35
Income Phase...............................................................   16
Investment Portfolios......................................................   19
Joint Owners...............................................................   54
Owner......................................................................   54
Purchase Payment...........................................................   17
Separate Account...........................................................   51

                       This page intentionally left blank.

HIGHLIGHTS


The variable annuity contract that we are offering is a contract between you, the owner, and us, the insurance company, where you agree to make at least one purchase payment to us and we agree to make a series of annuity payments at a later date. The contract has a maximum issue age and you should consult with your registered representative. The contract provides a means for investing on a tax-deferred basis in our fixed account (excludes the accumulation phase for contracts issued on and after May 1, 2003) and the investment portfolios. The contract is intended for retirement savings or other long-term investment purposes. When you purchase the contract, you can choose an optional death benefit and fixed and variable income options. You can also select the guaranteed minimum income benefit ("GMIB") or a guaranteed withdrawal benefit ("GWB").

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the accumulation phase, we may assess a withdrawal charge of up to 7%. The income phase occurs when you or a designated payee begin receiving regular annuity payments from your contract. You and the annuitant (the person on whose life we base annuity payments) do not have to be the same, unless you purchase a tax qualified contract or elect the GMIB (see "Annuity Payments (The Income Phase) - Guaranteed Minimum Income Benefit").


You can have annuity payments made on a variable basis, a fixed basis, or a combination of both. If you choose variable annuity payments, the amount of the variable annuity payments will depend upon the investment performance of the investment portfolio(s) you select for the income phase. If you choose fixed annuity payments, the amount of each payment will not change during the income phase.


TAX DEFERRAL AND QUALIFIED PLANS. The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans. For any tax qualified account (e.g., an IRA or 403(b) plan), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")


FREE LOOK. You may cancel the contract within 10 days after receiving it. You will receive whatever your contract is worth on the day that we receive your cancellation request and we will not deduct a withdrawal charge. The amount you receive may be more or less than your payment depending upon the performance of the investment portfolios. You bear the risk of any decline in account value. We do not refund any charges or deductions assessed during the free look period.

TAX PENALTY. The earnings in your contract are not taxed until you take money out of your contract. If you take money out of a non-qualified contract during the accumulation phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the income phase are considered partly a return of your original investment until your investment is returned.


NON-NATURAL PERSONS AS OWNERS. If the owner of a non-qualified annuity contract is not a natural person (e.g., a corporation, partnership or certain trusts), gains under the contract are generally not eligible for tax deferral. The owner of this contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). The owner of this contract can also be a beneficiary of a deceased person's contract that is an Individual Retirement Account or non-qualified deferred annuity. A contract generally may have two owners (both of whom must be individuals). The contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a SEP or SIMPLE IRA contract. Subject to state approval, certain retirement plans qualified under the Internal Revenue Code may purchase the contract.


INQUIRIES. If you need more information, please contact our Annuity Service Center at:


                     MetLife Investors Distribution Company

                                 P.O. Box 10366
                           Des Moines, Iowa 50306-0366
                                 (888) 562-2027

ELECTRONIC DELIVERY. As an owner you may elect to receive electronic delivery of current prospectuses related to this contract, prospectuses and annual and semi-annual reports for the investment portfolios and other contract related documents.

Contact us at WWW.METLIFEINVESTORS.COM for more information and to enroll.

FEE TABLES AND EXAMPLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES TABLE

WITHDRAWAL CHARGE (Note 1)                7%
(as a percentage of purchase payments)
TRANSFER FEE (Note 2)                     $0 (First 12 per year)
                                          $25 (Thereafter)

--------------------------------------------------------------------------------

Note 1. If an amount withdrawn is determined to include the withdrawal of prior purchase payments, a withdrawal charge may be assessed. Withdrawal charges are calculated in accordance with the following. (See "Expenses - Withdrawal Charge.")

Number of Complete Years from      Withdrawal Charge
 Receipt of Purchase Payment    (% of Purchase Payment)
-----------------------------   -----------------------
           0                                7
           1                                6
           2                                6
           3                                5
           4                                4
           5                                3
           6                                2
           7 and                            0
         thereafter

Note 2. There is no charge for the first 12 transfers in a contract year; thereafter the fee is $25 per transfer. First MetLife Investors is currently waiving the transfer fee, but reserves the right to charge the fee in the future.


THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING INVESTMENT PORTFOLIO FEES AND EXPENSES.


--------------------------------------------------------------------------------

ACCOUNT FEE (Note 1)    $30



SEPARATE ACCOUNT ANNUAL EXPENSES*


(referred to as Separate Account Product Charges)

(as a percentage of average account value in the Separate Account)


Mortality and Expense Charge**               1.05%
Administration Charge                        0.25%
                                             ----
Total Separate Account Annual Expenses       1.30%
Death Benefit Rider Charge (Optional)
 (as a percentage of average account value
 in the Separate Account)
Optional Death Benefit - Annual Step-Up      0.20%
Total Separate Account Annual Expenses
Including Charge for Optional Death          1.50%
  Benefit


--------------------------------------------------------------------------------


Note 1. An Account Fee of $30 is charged on the last day of each contract year if account value is less than $50,000. Different policies apply during the income phase of the contract. (See "Expenses.")

* Certain charges and expenses for contracts issued before May 1, 2004 are different. Certain charges and expenses may not apply during the income phase of the contract. (See "Expenses.")

** We are waiving the following amounts of the Mortality and Expense Charge: an amount equal to the underlying fund expenses that are in excess of 0.91% for the subaccount investing in the Met/AIM Capital Appreciation Portfolio (Class A); an amount equal to the underlying fund expenses that are in excess of 1.16% for the subaccount investing in the Met/AIM Capital Appreciation Portfolio (Class E); and an amount equal to the underlying fund expenses that are in excess of 0.92% for the subaccount investing in the T. Rowe Price Large Cap Growth Portfolio (Class B).

ADDITIONAL OPTIONAL RIDER CHARGES*



GUARANTEED MINIMUM INCOME BENEFIT (GMIB)   0.50% of the Income Base (Note 1)
RIDER CHARGE

GUARANTEED WITHDRAWAL BENEFIT AND          0.50% of the Guaranteed Withdrawal
ENHANCED GUARANTEED WITHDRAWAL BENEFIT     Amount (Note 2)
RIDER CHARGE PRIOR TO OPTIONAL RESET
GUARANTEED WITHDRAWAL BENEFIT AND          0.95% of the Guaranteed Withdrawal
ENHANCED GUARANTEED WITHDRAWAL BENEFIT     Amount (Note 2)
RIDER CHARGE UPON OPTIONAL RESET
(MAXIMUM)



--------------------------------------------------------------------------------

Note 1. On the issue date, the Income Base is equal to your initial purchase payment. The Income Base is adjusted for subsequent purchase payments and withdrawals. See "Annuity Payments (The Income Phase) - Guaranteed Minimum Income Benefit" for a definition of the term Income Base.

Note 2. The Guaranteed Withdrawal Amount is initially set at an amount equal to your initial purchase payment plus the GWB Bonus Amount. The Guaranteed Withdrawal Amount may increase with additional purchase payments. See "Living Benefits - Guaranteed Withdrawal Benefit" for a definition of the terms Guaranteed Withdrawal Amount and GWB Bonus Amount.

*Certain rider charges for contracts issued before May 1, 2005, are different. Certain fees and expenses may not apply during the income phase of the contract. (See "Expenses.")


--------------------------------------------------------------------------------

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE INVESTMENT PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH INVESTMENT PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUSES FOR THE INVESTMENT PORTFOLIOS AND IN THE FOLLOWING TABLES.


                                        Minimum       Maximum
                                        -------       -------
Total Annual Investment Portfolio
  Operating Expenses (expenses
that are deducted from investment
portfolio assets, including
management fees, 12b-1/service fees,
  and other expenses)*                  0.55%         2.16%



--------------------------------------------------------------------------------

*These expenses include the total annual portfolio expenses of the Cyclical Growth and Income ETF Portfolio, the Cyclical Growth ETF Portfolio, the MetLife Asset Allocation Program Portfolios, and the Gallatin Asset Allocation Portfolios, as well as the weighted average of the total operating expenses (before any applicable fee waivers and expense reimbursements) of the underlying portfolios and/or underlying exchange-traded funds as of December 31, 2006.


FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE CONTRACTS, SEE "OTHER INFORMATION - DISTRIBUTOR."

INVESTMENT PORTFOLIO EXPENSES

(as a percentage of the average daily net assets of an investment portfolio)

The following table is a summary. For more complete information on investment portfolio fees and expenses, please refer to the prospectus for each investment portfolio.


                                                                                   TOTAL     CONTRACTUAL    NET TOTAL
                                                         12B-1/                    ANNUAL      EXPENSE       ANNUAL
                                          MANAGEMENT    SERVICE       OTHER      PORTFOLIO     SUBSIDY      PORTFOLIO
                                             FEES         FEES     EXPENSES(1)    EXPENSES   OR DEFERRAL    EXPENSES
                                         ------------ ----------- ------------- ----------- ------------- ------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. International Growth Fund(2)     0.72%       0.25%        0.39%         1.36%       0.00%         1.36%
FIDELITY VARIABLE INSURANCE PRODUCTS
 VIP Equity-Income Portfolio               0.47%       0.25%        0.10%         0.82%       0.00%         0.82%
FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST
 Templeton Developing Markets Securities
 Fund                                      1.23%       0.25%        0.24%         1.72%       0.00%         1.72%
 Templeton Foreign Securities Fund(3)      0.63%       0.25%        0.18%         1.06%       0.03%         1.03%
MET INVESTORS SERIES TRUST(4)
 Met/AIM Capital Appreciation
 Portfolio(5)(6)(7)                        0.77%       0.00%        0.09%         0.86%       0.00%         0.86%
 Met/AIM Small Cap Growth Portfolio(6)     0.87%       0.25%        0.06%         1.18%       0.00%         1.18%
 Lazard Mid-Cap Portfolio                  0.70%       0.25%        0.06%         1.01%       0.00%         1.01%
 Legg Mason Partners Aggressive Growth
 Portfolio(6)                              0.63%       0.25%        0.09%         0.97%       0.00%         0.97%
 Legg Mason Value Equity Portfolio(1)      0.64%       0.25%        0.16%         1.05%       0.00%         1.05%
 Lord Abbett Bond Debenture Portfolio      0.50%       0.25%        0.04%         0.79%       0.00%         0.79%
 Lord Abbett Growth and Income Portfolio   0.50%       0.25%        0.03%         0.78%       0.00%         0.78%
 Lord Abbett Mid-Cap Value Portfolio       0.68%       0.25%        0.07%         1.00%       0.00%         1.00%
 MFS (Reg. TM) Research International
  Portfolio                                0.72%       0.25%        0.14%         1.11%       0.00%         1.11%
 Neuberger Berman Real Estate Portfolio    0.64%       0.25%        0.04%         0.93%       0.00%         0.93%
 Oppenheimer Capital Appreciation
 Portfolio(6)                              0.57%       0.25%        0.05%         0.87%       0.00%         0.87%
 PIMCO Total Return Portfolio              0.50%       0.25%        0.05%         0.80%       0.00%         0.80%
 T. Rowe Price Mid-Cap Growth Portfolio    0.75%       0.25%        0.03%         1.03%       0.00%         1.03%
 Third Avenue Small Cap Value Portfolio    0.74%       0.25%        0.04%         1.03%       0.00%         1.03%
 Van Kampen Comstock Portfolio             0.61%       0.25%        0.04%         0.90%       0.00%         0.90%
 Van Kampen Mid-Cap Growth Portfolio(8)    0.70%       0.25%        0.27%         1.22%       0.06%         1.16%
METROPOLITAN SERIES FUND, INC.(9)
 BlackRock Bond Income Portfolio           0.39%       0.25%        0.07%         0.71%       0.01%         0.70%
 BlackRock Money Market Portfolio          0.34%       0.25%        0.04%         0.63%       0.01%         0.62%
 BlackRock Strategic Value Portfolio       0.82%       0.25%        0.06%         1.13%       0.00%         1.13%
 Capital Guardian U.S. Equity Portfolio    0.66%       0.25%        0.06%         0.97%       0.00%         0.97%
 Davis Venture Value Portfolio             0.71%       0.15%        0.04%         0.90%       0.00%         0.90%
 FI International Stock Portfolio          0.85%       0.25%        0.13%         1.23%       0.00%         1.23%
 Franklin Templeton Small Cap Growth
 Portfolio(1)                              0.90%       0.25%        0.15%         1.30%       0.00%         1.30%
 Jennison Growth Portfolio                 0.63%       0.25%        0.05%         0.93%       0.00%         0.93%
 MetLife Stock Index Portfolio             0.25%       0.25%        0.05%         0.55%       0.01%         0.54%
 T. Rowe Price Large Cap Growth
  Portfolio                                0.60%       0.25%        0.08%         0.93%       0.00%         0.93%
 T. Rowe Price Small Cap Growth
  Portfolio                                0.51%       0.25%        0.07%         0.83%       0.00%         0.83%
 Western Asset Management Strategic Bond
 Opportunities Portfolio                   0.63%       0.25%        0.07%         0.95%       0.00%         0.95%


                                                                                   TOTAL     CONTRACTUAL    NET TOTAL
                                                         12B-1/                    ANNUAL      EXPENSE       ANNUAL
                                          MANAGEMENT    SERVICE       OTHER      PORTFOLIO     SUBSIDY      PORTFOLIO
                                             FEES         FEES     EXPENSES(1)    EXPENSES   OR DEFERRAL    EXPENSES
                                         ------------ ----------- ------------- ----------- ------------- ------------
PIMCO VARIABLE INSURANCE TRUST
 PIMCO VIT High Yield Portfolio           0.25%        0.00%        0.50%         0.75%       0.00%         0.75%
 PIMCO VIT Low Duration Portfolio         0.25%        0.00%        0.40%         0.65%       0.00%         0.65%
 PIMCO VIT StocksPLUS Growth and Income
 Portfolio                                0.30%        0.00%        0.25%         0.55%       0.00%         0.55%
PUTNAM VARIABLE TRUST
 Putnam VT Growth and Income Fund         0.49%        0.25%        0.06%         0.80%       0.00%         0.80%
 Putnam VT Vista Fund                     0.65%        0.25%        0.15%         1.05%       0.00%         1.05%



                                                        12B-1/
                                          MANAGEMENT   SERVICE      OTHER
                                             FEES        FEES    EXPENSES(1)
                                         ------------ --------- -------------
 MET INVESTORS SERIES TRUST(4)
 Cyclical Growth and Income ETF
 Portfolio(10)                             0.45%       0.25%     0.11%
 Cyclical Growth ETF Portfolio(10)         0.45%       0.25%     0.09%
MET INVESTORS SERIES TRUST -
 METLIFE ASSET ALLOCATION PROGRAM(4)
 MetLife Defensive Strategy
  Portfolio(11)                            0.10%       0.25%     0.03%
 MetLife Moderate Strategy Portfolio(11)   0.08%       0.25%     0.02%
MET INVESTORS SERIES TRUST -
 GALLATIN ASSET ALLOCATION PORTFOLIOS(4)
 Strategic Growth and Income
  Portfolio(12)                            0.15%       0.25%     0.58%
 Strategic Conservative Growth
  Portfolio(12)                            0.15%       0.25%     0.46%
 Strategic Growth Portfolio(12)            0.15%       0.25%     0.85%

                                                                                    NET TOTAL
                                                                                      ANNUAL
                                                                                    PORTFOLIO
                                            TOTAL     CONTRACTUAL   NET TOTAL   EXPENSES INCLUDING
                                            ANNUAL      EXPENSE       ANNUAL       EXPENSES OF
                                          PORTFOLIO     SUBSIDY     PORTFOLIO       UNDERLYING
                                           EXPENSES   OR DEFERRAL    EXPENSES       PORTFOLIOS
                                         ----------- ------------- ----------- -------------------
 MET INVESTORS SERIES TRUST(4)

 Cyclical Growth and Income ETF
 Portfolio(10)                            0.81%       0.01%         0.80%        1.05%
 Cyclical Growth ETF Portfolio(10)        0.79%       0.00%         0.79%        1.03%
MET INVESTORS SERIES TRUST -
 METLIFE ASSET ALLOCATION PROGRAM(4)
 MetLife Defensive Strategy
  Portfolio(11)                           0.38%       0.03%         0.35%        0.98%
 MetLife Moderate Strategy Portfolio(11)  0.35%       0.00%         0.35%        1.02%
MET INVESTORS SERIES TRUST -
 GALLATIN ASSET ALLOCATION PORTFOLIOS(4)
 Strategic Growth and Income
  Portfolio(12)                           0.98%       0.58%         0.40%        1.08%
 Strategic Conservative Growth
  Portfolio(12)                           0.86%       0.46%         0.40%        1.14%
 Strategic Growth Portfolio(12)           1.25%       0.85%         0.40%        1.23%



The Net Total Portfolio Expenses have been restated to reflect contractual arrangements in effect as of May 1, 2007, under which investment advisers or managers of investment portfolios have agreed to waive and/or pay expenses of the portfolios. Each of the contractual arrangements is in effect until at least April 30, 2008 (excluding optional extensions). Net Total Annual Portfolio Expenses have not been restated to reflect expense reductions that certain investment portfolios achieved as a result of directed brokerage arrangements. The investment portfolios provided the information on their expenses, and we have not independently verified the information. Unless otherwise indicated, the information provided is for the year ended December 31, 2006.

(1) Other Expenses may include amounts repaid to the investment advisers or managers pursuant to contractual arrangements for prior waivers or payments of portfolio expenses. The amounts repaid per portfolio are: 0.02% for the Legg Mason Value Equity Portfolio; and 0.03% for the Franklin Templeton Small Cap Growth Portfolio.

(2) Other Expenses include 0.01% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the investment portfolio invested during the preceding fiscal year.

(3) Other Expenses include 0.03% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the investment portfolio invested during the preceding fiscal year.

(4) Other Expenses for the Met Investors Series Trust portfolios have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.

(5) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the investment portfolio for the entire fiscal year.

(6) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.

(7) The investment portfolio's fiscal year end has been changed from October 31 to December 31. The fees and expenses shown are for the investment portfolio's last fiscal year ended October 31, 2006.

(8) Due to a brokerage commission recapture not shown in the table, actual Net Total Annual Portfolio Expenses for the investment portfolio were 1.15% for the prior fiscal year.

(9) Other Expenses for the Metropolitan Series Fund, Inc. portfolios have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.

(10) Each Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each Portfolio also will bear its pro rata portion of the operating expenses of that Underlying ETF or other investment company. The weighted average of the total operating expenses of the Underlying ETFs or other investment companies, based upon the allocation of assets as of December 31, 2006, was 0.25% for the Cyclical Growth and Income ETF Portfolio and 0.24% for the Cyclical Growth ETF Portfolio.The total operating expenses of each Portfolio, including the weighted average of the total operating expenses of the Underlying ETFs and other investment companies as of December 31, 2006, before any
                                                                  ------
     applicable fee waivers and expense reimbursements, were 1.06% for the Cyclical Growth and Income ETF Portfolio and 1.03% for the Cyclical Growth Portfolio.

(11) These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The weighted averages of the total operating expenses of the underlying portfolios, after any
                                                                -----
     applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.63% for the MetLife Defensive Strategy Portfolio, and 0.67% for the MetLife Moderate Strategy Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolios, before any applicable fee waivers
                                            ------
     and expense reimbursements, as of December 31, 2006, were: 1.01% for the MetLife Defensive Strategy Portfolio, and 1.02% for the MetLife Moderate Strategy Portfolio. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A contract owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by Met Investors Advisory LLC. (See the fund prospectus for a description of each Portfolio's target allocation.)

(12) Total operating expenses are annualized estimates based on the Portfolios' November 1, 2006 inception date. These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The weighted average of the total operating expenses of the underlying portfolios, after any applicable fee waivers and expense reimbursements,
                 -----
     as of December 31, 2006, were: 0.83% for the Strategic Growth Portfolio, 0.74% for Strategic Conservative Growth Portfolio, and 0.68% for the Strategic Growth and Income Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolios, before any applicable fee waivers and
                                   ------
     expense reimbursements, as of December 31, 2006, were: 2.16% for the Strategic Growth Portfolio, 1.69% for the Strategic Conservative Growth Portfolio, and 1.73% for the Strategic Growth and Income Portfolio. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A contract owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by Gallatin Asset Management, Inc. (See the fund prospectus for a description of each Portfolio's target allocation.)

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND INVESTMENT PORTFOLIO FEES AND EXPENSES.


THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME: (A) MAXIMUM AND (B) MINIMUM FEES AND EXPENSES OF ANY OF THE INVESTMENT PORTFOLIOS (BEFORE SUBSIDY AND/OR DEFERRAL). IN THE EXAMPLES BELOW, THE TOTAL ANNUAL PORTFOLIO EXPENSES INCLUDING EXPENSES OF UNDERLYING PORTFOLIOS (BEFORE SUBSIDY AND/OR DEFERRAL) OF 2.16% FOR THE STRATEGIC GROWTH PORTFOLIO ARE USED AS THE MAXIMUM INVESTMENT PORTFOLIO FEES AND EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


CHART 1. Chart 1 assumes you select the Annual Step-Up Death Benefit rider and a Guaranteed Withdrawal Benefit rider (assmuming the maximum 0.95% charge applies in all contract years), which is the most expensive way to purchase the contract.

(1)  IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:


                         Time Periods
      1 year            3 years        5 years       10 years
------------------   ------------   ------------   ------------
       (a)$1,171      (a)$1,966      (a)$2,753      (a)$4,937
       (b)$1,011      (b)$1,495      (b)$1,985      (b)$3,497


(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:


                         Time Periods
      1 year            3 years        5 years       10 years
------------------   ------------   ------------   ------------
         (a)$471      (a)$1,426      (a)$2,393      (a)$4,937
         (b)$311       (b)$ 955      (b)$1,625      (b)$3,497


CHART 2. Chart 2 assumes that you do not select the optional death benefit rider, the Guaranteed Minimum Income Benefit rider or a Guaranteed Withdrawal Benefit rider, which is the least expensive way to purchase the contract.

(1)  IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:


                         Time Periods
      1 year            3 years        5 years       10 years
------------------   ------------   ------------   ------------
       (a)$1,052      (a)$1,610      (a)$2,169      (a)$3,747
        (b)$ 891      (b)$1,131      (b)$1,376      (b)$2,196


(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:


                         Time Periods
      1 year            3 years        5 years       10 years
------------------   ------------   ------------   ------------
         (a)$352      (a)$1,070      (a)$1,809      (a)$3,747
         (b)$191       (b)$ 591      (b)$1,016      (b)$2,196

The Examples should not be considered a representation of past or future expenses or annual rates of return of any investment portfolio. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples. Condensed financial information containing the accumulation unit value history appears in Appendix A of this prospectus as well as in the SAI.

1. THE ANNUITY CONTRACT

This prospectus describes the Variable Annuity Contract offered by us.

The variable annuity contract is a contract between you as the owner, and us, the insurance company, where we promise to pay an income to you, in the form of annuity payments, beginning on a designated date that you select. Until you decide to begin receiving annuity payments, your annuity is in the ACCUMULATION PHASE. Once you begin receiving annuity payments, your contract switches to the INCOME PHASE.

The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract. For any tax qualified account (e.g., an IRA, 401 plan or 403(b) plan), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Tax Status.")

The contract is called a variable annuity because you can choose among the investment portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment portfolio(s) you select. The amount of the annuity payments you receive during the income phase from the variable annuity portion of the contract also depends, in part, upon the investment performance of the investment portfolio(s) you select for the income phase. We do not guarantee the investment performance of the variable annuity portion. You bear the full investment risk for all amounts allocated to the variable annuity portion.

Except as described below, the contract also contains a FIXED ACCOUNT. The fixed account is not offered by this prospectus. The fixed account offers an interest rate that is guaranteed by us. If you select the fixed account, your money will be placed with our other general account assets, and the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the total interest credited to your contract. The fixed account is part of our general account. Our general account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the general account. If you select a fixed annuity payment option during the income phase, payments are made from our general account assets.

The amount of the annuity payments you receive during the income phase from a fixed annuity payment option of the contract will remain level for the entire income phase, provided that the payment may increase in the event you make a transfer from a variable annuity payment option to the fixed annuity payment. Please see the terms of your actual contract for more detailed information.

EFFECTIVE FOR CONTRACTS ISSUED ON AND AFTER MAY 1, 2003, THE FIXED ACCOUNT OF FIRST METLIFE INVESTORS IS NOT AVAILABLE AS AN INVESTMENT CHOICE DURING THE ACCUMULATION PHASE OF THE CONTRACT, EXCEPT IN CONNECTION WITH AN ENHANCED DOLLAR COST AVERAGING PROGRAM, AND NO TRANSFER WILL BE PERMITTED INTO THE FIXED ACCOUNT UNTIL THE INCOME PHASE OF THE CONTRACT. ALL REFERENCES IN THIS PROSPECTUS TO INVESTMENTS IN OR TRANSFERS INTO THE FIXED ACCOUNT DURING THE ACCUMULATION PHASE (EXCEPT FOR THE ENHANCED DOLLAR COST AVERAGING PROGRAM) SHALL ONLY APPLY TO CONTRACTS ISSUED PRIOR TO MAY 1, 2003.


As owner of the contract, you exercise all interests and rights under the contract. You can change the owner at any time, subject to our underwriting rules (a change of ownership may terminate certain optional riders). The contract may be owned generally by joint owners (limited to two natural persons). We provide more information on this under "Other Information - Ownership."


MARKET TIMING

We have policies and procedures that attempt to detect transfer activity that may adversely affect other owners or investment portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (I.E., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the frequency and size of transfers into and out of particular investment portfolios made by owners within given periods of time and/or investigating transfer activity identified by the investment portfolios on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our market timing policies and procedures are discussed in more detail in "Investment Options - Transfers - Market Timing."

2. PURCHASE

PURCHASE PAYMENTS

A PURCHASE PAYMENT is the money you give us to invest in the contract. The initial purchase payment is due on the date the contract is issued. Subject to the minimum and maximum payment requirements (see below), you may make additional purchase payments.

..    The minimum initial purchase payment we will accept is $5,000 when the contract is purchased as a non-qualified contract.

..    If you are purchasing the contract as part of an IRA (Individual Retirement
     Annuity), 401(k) or other qualified plan, the minimum we will accept is $2,000.

..    If you want to make an initial purchase payment of $1 million or more, or an additional purchase payment that would cause your total purchase payments to exceed $1 million, you will need our prior approval.

..    You can make additional purchase payments of $500 or more to either type of contract (qualified and non-qualified) unless you have elected an electronic funds transfer program approved by us, in which case the minimum additional purchase payment is $100 per month.


..    We will accept a different amount if required by federal tax law.

..    We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access to Your Money.")

..    We will not accept purchase payments made with cash, money orders, or travelers checks.


We reserve the right to reject any application or purchase payment and to limit future purchase payments.

TERMINATION FOR LOW ACCOUNT VALUE


We may terminate your contract by paying you the account value in one sum if, prior to the annuity date, you do not make purchase payments for three consecutive contract years, the total amount of purchase payments made, less any partial withdrawals, is less than $2,000 or any lower amount required by federal tax laws, and the account value on or after the end of such three year period is less than $2,000. Accordingly, no contract will be terminated due solely to negative investment performance. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA, Roth IRA, SEP, SIMPLE IRA or other Qualified Contract.


ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your purchase payment to the fixed account and/or any of the investment portfolios you have selected. You may not choose more than 18 investment portfolios (including the fixed account) at the time your initial purchase payment is allocated. Each allocation must be at least $500 and must be in whole numbers.

We have reserved the right to restrict payments to the fixed account if any of the following conditions exist:

..    the credited interest rate on the fixed account is equal to the guaranteed minimum rate; or

..    your account value in the fixed account equals or exceeds our published maximum for fixed account allocation (currently, there is no limit); or

..    a transfer was made out of the fixed account within the previous 180 days.

If you make additional purchase payments, we will allocate them in the same way as your first purchase payment unless you tell us otherwise. However, if you make an additional purchase payment and you have an EDCA or DCA program in effect, we will allocate your additional payments to the investment portfolios selected under the EDCA or DCA program unless you tell us otherwise. You may change your allocation instructions at any time by notifying us in writing, by calling us or by Internet. You may not choose more than 18 investment portfolios (including the fixed account) at the time you submit a subsequent purchase payment. If you wish to allocate the payment to more than 18 investment portfolios (including the fixed account), you must notify us of your chosen allocation one or more days prior to submitting the payment. If there are joint owners, unless we are instructed to the contrary, we will accept allocation instructions from either joint owner.


Once we receive your purchase payment and the necessary information, we will issue your contract and allocate your first purchase payment within 2 business days. A BUSINESS DAY is each day that the New York Stock Exchange is open for business. A business day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. (See "Other Information - Requests and Elections.") However, if you allocate purchase payments to a discontinued investment portfolio (see Appendix A), we will request reallocation instructions or, if unable to obtain such instructions, we will return your purchase payment to you.


FREE LOOK

If you change your mind about owning this contract, you can cancel it within 10 days after receiving it. We ask that you submit your request to cancel in writing, signed by you, to our Annuity Service Center. When you cancel the contract within this "free look" period, we will not assess a withdrawal charge. You will receive back whatever your contract is worth on the day we receive your request. This may be more or less than your payment depending upon the performance of the portfolios you allocated your purchase payment to during the free look period. This means that you bear the risk of any decline in the value of your contract during the free look period. We do not refund any charges or deductions assessed during the free look period.

ACCUMULATION UNITS

The portion of your account value allocated to the Separate Account will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of this portion of your account value, we use a unit of measure we call an ACCUMULATION UNIT. (An accumulation unit works like a share of a mutual fund.)

Every business day we determine the value of an accumulation unit for each of the investment portfolios by multiplying the accumulation unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:

1) dividing the net asset value per share of the investment portfolio at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the investment portfolio as of that day, by the net asset value per share of the investment portfolio for the previous business day, and

2) multiplying it by one minus the Separate Account product charges (including any death benefit rider charge) for each day since the last business day and any charges for taxes.

The value of an accumulation unit may go up or down from day to day.

When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment portfolio by the value of the accumulation unit for that investment portfolio.

We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each day (generally 4:00 p.m. Eastern
Time) and then credit your contract.

EXAMPLE:

     On Monday we receive an additional purchase payment of $5,000 from you before 4:00 p.m. Eastern Time. You have told us you want this to go to the Lord Abbett Growth and Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Lord Abbett Growth and Income Portfolio is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Lord Abbett Growth and Income Portfolio.

ACCOUNT VALUE

ACCOUNT VALUE is equal to the sum of your interests in the investment portfolios, the fixed account, and the EDCA account. Your interest in each investment portfolio is determined by multiplying the number of accumulation units for that portfolio by the value of the accumulation unit.

REPLACEMENT OF CONTRACTS


From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. The account value of this contract attributable to the exchanged assets will not be subject to any withdrawal charge or be eligible for the Enhanced Dollar Cost Averaging program or the Three Month Market Entry Program (see "Investment Options - Dollar Cost Averaging Programs"). Any additional purchase payments contributed to the new contract will be subject to all fees and charges, including the withdrawal charge described in the current prospectus for the new contract. The fees and charges in the new contract may be higher (or lower) and the benefits may be different. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.


Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the contract until we have received the initial premium from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.

3. INVESTMENT OPTIONS


The contract offers 44 INVESTMENT PORTFOLIOS, which are listed below. Additional investment portfolios may be available in the future.

YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY. COPIES OF THESE PROSPECTUSES WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR CONTRACT. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: FIRST METLIFE INVESTORS INSURANCE COMPANY, ANNUITY SERVICE CENTER, P.O. BOX 10366, DES MOINES, IOWA 50306-0366, (888) 562-2027. YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://


WWW.SEC.GOV. CERTAIN INVESTMENT PORTFOLIOS DESCRIBED IN THE FUND PROSPECTUSES MAY NOT BE AVAILABLE WITH YOUR CONTRACT. (SEE APPENDIX A.) APPENDIX B CONTAINS A SUMMARY OF ADVISERS AND SUBADVISERS, AND INVESTMENT OBJECTIVES AND STRATEGIES FOR EACH INVESTMENT PORTFOLIO.

The investment objectives and policies of certain of the investment portfolios may be similar to the investment objectives and policies of other mutual funds that certain of the portfolios' investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds may have the same investment advisers.

Shares of the investment portfolios may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to qualified plans. Due to differences in tax treatment and other considerations, the interests of various owners participating in, and the interests of qualified plans investing in the investment portfolios may conflict. The investment portfolios will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT PORTFOLIOS. An investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or subadviser of an investment portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for

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certain administrative, marketing, and support services with respect to the contracts and, in our role as an intermediary, with respect to the investment portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from investment portfolio assets. Contract owners, through their indirect investment in the investment portfolios, bear the costs of these advisory fees (see the investment portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of an investment portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of the contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers, MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the investment portfolios. We will benefit accordingly from assets allocated to the investment portfolios to the extent they result in profits to the advisers. (See "Fee Tables and Examples - Investment Portfolio Expenses" for information on the management fees paid by the investment portfolios and the Statement of Additional Information for the investment portfolios for information on the management fees paid by the advisers to the subadvisers.)

Certain investment portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An investment portfolio's 12b-1 Plan, if any, is described in more detail in the investment portfolio's prospectus. (See "Fee Tables and Examples - Investment Portfolio Expenses" and "Distributor.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an investment portfolio's 12b-1 Plan decrease the investment portfolio's investment return.

We select the investment portfolios offered through this contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the investment portfolio's adviser or subadviser is one of our affiliates or whether the investment portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than to those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the investment portfolios periodically and may remove an investment portfolio or limit its availability to new purchase payments and/or transfers of account value if we determine that the investment portfolio no longer meets one or more of the selection criteria, and/or if the investment portfolio has not attracted significant allocations from contract owners. In some cases, we have included investment portfolios based on recommendations made by selling firms.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR INVESTMENT PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE INVESTMENT PORTFOLIOS YOU HAVE CHOSEN.


AIM VARIABLE INSURANCE FUNDS (SERIES II)

AIM Variable Insurance Funds is a mutual fund with multiple portfolios. AIM Advisors, Inc. is the investment adviser to each portfolio. The following Series II portfolio is available under the contract:

     AIM V.I. International Growth Fund

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


FIDELITY VARIABLE INSURANCE PRODUCTS (SERVICE CLASS 2)

Fidelity Variable Insurance Products is a variable insurance product portfolio fund with multiple portfolios. Fidelity Management & Research Company is the investment manager. FMR Co., Inc. is the subadviser for the fund. The following Service Class 2 portfolio is available under the contract:

     VIP Equity-Income Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)

Franklin Templeton Variable Insurance Products Trust currently consists of 22 separate series (the Fund or Funds). Funds may be available in multiple classes:
Class 1, Class 2 and Class 3. The portfolios available in connection with your contract are Class 2 shares. Templeton Asset Management Ltd. is the investment adviser for the Templeton Developing Markets Securities Fund and Templeton Investment Counsel, LLC is the investment adviser for the Templeton Foreign Securities Fund. The following Class 2 portfolios are available under the contract:

     Templeton Developing Markets Securities Fund

     Templeton Foreign Securities Fund

MET INVESTORS SERIES TRUST (CLASS B OR CLASS A, AS NOTED)


Met Investors Series Trust is a mutual fund with multiple portfolios. Met Investors Advisory LLC (Met Investors Advisory), an affiliate of First MetLife Investors, is the investment manager of Met Investors Series Trust. Met Investors Advisory has engaged subadvisers to provide investment advice for the individual investment portfolios. (See Appendix B for the names of the subadvisers.) The following Class B or Class A, as noted, portfolios are available under the contract:


     Met/AIM Capital Appreciation Portfolio (Class A)

     Met/AIM Small Cap Growth Portfolio

     Cyclical Growth and Income ETF Portfolio

     Cyclical Growth ETF Portfolio


     Lazard Mid-Cap Portfolio

     Legg Mason Partners Aggressive Growth Portfolio

         (formerly Legg Mason Aggressive Growth Portfolio)


     Legg Mason Value Equity Portfolio

     Lord Abbett Bond Debenture Portfolio


     Lord Abbett Growth and Income Portfolio


     Lord Abbett Mid-Cap Value Portfolio

     MFS (Reg. TM) Research International Portfolio

     Neuberger Berman Real Estate Portfolio

     Oppenheimer Capital Appreciation Portfolio


     PIMCO Total Return Portfolio


     T. Rowe Price Mid-Cap Growth Portfolio

     Third Avenue Small Cap Value Portfolio

     Van Kampen Comstock Portfolio


     Van Kampen Mid-Cap Growth Portfolio

         (formerly Lord Abbett Growth Opportunities Portfolio)


METROPOLITAN SERIES FUND, INC. (CLASS B OR CLASS E, AS NOTED)

Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, LLC (MetLife Advisers), an affiliate of First MetLife Investors, is the investment adviser to the portfolios. MetLife Advisers has engaged subadvisers to provide investment advice for the individual investment portfolios. (See Appendix B for the names of the subadvisers.) The following Class B or Class E, as noted, portfolios are available under the contract:

     BlackRock Bond Income Portfolio

     BlackRock Money Market Portfolio

     BlackRock Strategic Value Portfolio

     Capital Guardian U.S. Equity Portfolio

     Davis Venture Value Portfolio (Class E)

     FI International Stock Portfolio

     Franklin Templeton Small Cap Growth Portfolio

     Jennison Growth Portfolio

     MetLife Stock Index Portfolio

     T. Rowe Price Large Cap Growth Portfolio

     T. Rowe Price Small Cap Growth Portfolio


     Western Asset Management Strategic Bond Opportunities Portfolio


PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS)

PIMCO Variable Insurance Trust is a mutual fund with multiple portfolios. Pacific Investment Management Company LLC is the investment adviser to each portfolio. The following Administrative Class portfolios are available under the contract:

     PIMCO VIT High Yield Portfolio

     PIMCO VIT Low Duration Portfolio

     PIMCO VIT StocksPLUS Growth and Income Portfolio

PUTNAM VARIABLE TRUST (CLASS IB)

Putnam Variable Trust is a mutual fund with multiple portfolios. Putnam Investment Management, LLC is the investment adviser to each portfolio. The following Class IB portfolios are available under the contract:

     Putnam VT Growth and Income Fund


     Putnam VT Vista Fund


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



MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM (CLASS B)

In addition to the portfolios listed above under Met Investors Series Trust, the following Class B portfolios are available under the contract:

     MetLife Defensive Strategy Portfolio

     MetLife Moderate Strategy Portfolio

MET INVESTORS SERIES TRUST - GALLATIN ASSET ALLOCATION PORTFOLIOS (CLASS B)

In addition to the portfolios listed above under Met Investors Series Trust and Met Investors Series Trust -

MetLife Asset Allocation Program, the following Class B portfolios are also available under the contract:

     Strategic Growth and Income Portfolio

     Strategic Conservative Growth Portfolio

     Strategic Growth Portfolio


TRANSFERS

GENERAL. You can transfer a portion of your account value among the fixed account (excludes the accumulation phase for contracts issued on and after May 1, 2003) and the investment portfolios. The contract provides that you can make a maximum of 12 transfers every year and that each transfer is made without charge. We measure a year from the anniversary of the day we issued your contract. We currently allow unlimited transfers but reserve the right to limit this in the future. We may also limit transfers in circumstances of market timing or other transfers we determine are or would be to the disadvantage of other contract owners. (See "Investment Options - Transfers -

Market Timing.") We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a charge were to be imposed, it would be $25 for each transfer over 12 in a year. The transfer fee will be deducted from the investment portfolio or fixed account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.

You can make a transfer to or from the fixed account and to or from any investment portfolio, subject to the limitations below. All transfers made on the same business day will be treated as one transfer. Transfers received before the close of trading on the New York Stock Exchange will take effect as of the end of the business day. The following apply to any transfer:

..    Your request for transfer must clearly state which investment portfolio(s)
     or the fixed account are involved in the transfer.

..    Your request for transfer must clearly state how much the transfer is for.

..    The minimum amount you can transfer is $500 from an investment portfolio, or your entire interest in the investment portfolio, if less (this does not apply to pre-scheduled transfer programs).


..    The minimum amount that may be transferred from the fixed account is $500, or your entire interest in the fixed account. Transfers out of the fixed account during the accumulation phase are limited to the greater of: (a) 25% of the fixed account value at the beginning of the contract year, or
     (b) the amount transferred out of the fixed account in the prior contract year. Currently we are not imposing these restrictions on transfers out of the fixed account, but we have the right to reimpose them at any time.


..    You may not make a transfer to more than 18 investment portfolios
     (including the fixed account) at any time if the request is made by telephone to our voice response system or by Internet. A request to transfer to more than 18 investment portfolios (including the fixed account) may be made by calling or writing our Annuity Service Center.

During the accumulation phase, to the extent permitted by applicable law, during times of drastic economic or market conditions, we may suspend the transfer privilege temporarily without notice and treat transfer requests based on their separate components (a redemption order with simultaneous request for purchase of another investment portfolio). In such a case, the redemption order would be processed at the source investment portfolio's next determined accumulation unit value. However, the purchase of the new investment portfolio would be effective at the next determined accumulation unit value for the new investment portfolio only after we receive the proceeds from the source investment portfolio, or we otherwise receive cash on behalf of the source investment portfolio.

For transfers during the accumulation phase, we have reserved the right to restrict transfers to the fixed account if any one of the following conditions exist:

..    The credited interest rate is equal to the guaranteed minimum rate;

..    Your account value in the fixed account equals or exceeds our published maximum for fixed account contract values (currently, there is no limit);
     or

..    A transfer was made out of the fixed account within the previous 180 days.

During the income phase, you cannot make transfers from a fixed annuity payment option to the investment portfolios. You can, however, make transfers during the income phase from the investment portfolios to a fixed annuity payment option and among the investment portfolios.

TRANSFERS BY TELEPHONE OR OTHER MEANS. You may elect to make transfers by telephone, Internet or other means acceptable to us. To elect this option, you must first provide us with a notice or agreement in a form that we may require. If you own the contract with a joint owner, unless we are instructed otherwise, we will accept instructions from either you or the other owner. (See "Other Information - Requests and Elections.")

All transfers made on the same day will be treated as one transfer. A transfer will be made as of the end of the business day when we receive a notice containing all the required information necessary to process the request. We will consider telephone and Internet requests received after 4:00 p.m. Eastern Time to be received the following business day.


PRE-SCHEDULED TRANSFER PROGRAM. There are certain programs that involve transfers that are pre-scheduled. When a transfer is made as a result of such a program, we do not count the transfer in determining the applicability of any transfer fee and certain minimums do not apply. The current pre-scheduled transfers are made in conjunction with the following: Dollar Cost Averaging, Three Month Market Entry and Automatic Rebalancing Programs.


MARKET TIMING. Frequent requests from contract owners to transfer account value may dilute the value of an investment portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying investment portfolios and may disrupt portfolio management strategy, requiring a portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the investment portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the contracts (E.G., annuitants and beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment portfolios (i.e., the AIM V.I. International Growth Fund, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Met/AIM Small Cap Growth Portfolio, Lord Abbett Bond Debenture Portfolio, MFS (Reg. TM) Research International Portfolio, Third Avenue Small Cap Value Portfolio, BlackRock Strategic Value Portfolio, FI International Stock Portfolio, Franklin Templeton Small Cap Growth Portfolio, T. Rowe Price Small Cap Growth Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, and PIMCO VIT High Yield Portfolio), and we monitor transfer activity in those portfolios (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current account value; and (3) two or more "round-trips" involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other investment portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain investment portfolios, we rely on the underlying investment portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other owners or other persons who have an interest in the contracts, we require all future transfer requests to or from any Monitored Portfolios or other identified investment portfolios under that contract to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those investment portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the contracts. We do not accommodate market timing in any investment portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


The investment portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, investment portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the investment portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the investment portfolios, we have entered into a written agreement, as required by SEC regulation, with each investment portfolio or its principal underwriter that obligates us to provide to the investment portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the investment portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading policies established by the investment portfolio.

In addition, contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the investment portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the investment portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the investment portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the investment portfolios. If an investment portfolio believes that an omnibus order reflects one or more transfer requests from contract owners engaged in disruptive trading activity, the investment portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the investment portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the investment portfolio prospectuses for more details.

DOLLAR COST AVERAGING PROGRAMS

We offer two dollar cost averaging programs as described below. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You can elect only one dollar cost averaging program at a time. The dollar cost averaging programs are available only during the accumulation phase.

We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no additional charge for participating in any of the dollar cost averaging programs. If you participate in any of the dollar cost averaging programs, the transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus.

The two dollar cost averaging programs are:

1.   STANDARD DOLLAR COST AVERAGING (DCA)


     This program allows you to systematically transfer a set amount each month from the fixed account or from a money market investment portfolio to any of the other available investment portfolio(s) you select. We provide certain exceptions from our normal fixed account restrictions to accommodate dollar cost averaging programs. These transfers are made on a date you select or, if you do not select a date, on the date that a purchase payment or account value is allocated to the dollar cost averaging program.


You can make subsequent purchase payments while you have an active DCA program in effect, provided, however, that no amount will be allocated to the DCA program without your express direction. (See "Purchase - Allocation of Purchase Payments.") If you make such an addition to your existing DCA program, the DCA transfer amount will not be increased; however, the number of months over which transfers are made is increased, unless otherwise elected in writing. You can terminate the program at any time, at which point transfers under the program will stop.

2.   ENHANCED DOLLAR COST AVERAGING PROGRAM (EDCA)

     The Enhanced Dollar Cost Averaging (EDCA) Program allows you to systematically transfer amounts from the EDCA account in the general account to any available investment portfolio(s) you select. Except as discussed below, only new purchase payments or portions thereof can be allocated to an EDCA account. The transfer amount will be equal to the amount allocated to the EDCA account divided by a specified number of months (currently 6 or 12 months). For example, a $12,000 allocation to a 6-month program will consist of six $2,000 transfers, and a final transfer of the interest processed separately as a seventh transfer.

You can make subsequent purchase payments while you have an active EDCA account in effect, provided, however, that no amount will be allocated to the EDCA account without your express direction. (See "Purchase - Allocation of Purchase Payments.") When a subsequent purchase payment is allocated by you to your existing EDCA account we create "buckets" within your EDCA account.

..    The EDCA transfer amount will be increased by the subsequent purchase payment divided by the number of EDCA months (6 or 12 months as you selected) and thereby accelerates the time period over which transfers are made.

..    Each allocation (bucket) resulting from a subsequent purchase payment will earn interest at the then current interest rate applied to new allocations to an EDCA account of the same monthly term.

..    Allocations (buckets) resulting from each purchase payment, along with the interest credited, will be transferred on a first-in, first-out basis. Using the example above, a subsequent $6,000 allocation to a 6 month EDCA will increase the EDCA transfer amount from $2,000 to $3,000 ($2,000 plus $6,000/6). This

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


     increase will have the effect of accelerating the rate at which the 1st payment bucket is exhausted.

(See Appendix C for further examples of EDCA with multiple purchase payments.)

The interest rate earned in an EDCA account will be the minimum guaranteed rate, plus any additional interest which we may declare from time to time. The interest rate earned in an EDCA account is paid over time on declining amounts in the EDCA account. Therefore, the amount of interest payments you receive will decrease as amounts are systematically transferred from the EDCA account to any investment portfolio, and the effective interest rate earned will therefore be less than the declared interest rate.


The first transfer we make under the EDCA program is the date your purchase payment is allocated to your EDCA account. Subsequent transfers will be made each month thereafter on the same day. However, transfers will be made on the 1st day of the following month for purchase payments allocated on the 29th, 30th, or 31st day of a month. If the selected day is not a business day, the transfer will be deducted from the EDCA account on the selected day but will be applied to the investment portfolios on the next business day. EDCA interest will not be credited on the transfer amount between the selected day and the next business day. Transfers will continue on a monthly basis until all amounts are transferred from your EDCA account. Your EDCA account will be terminated as of the last transfer.


If you decide you no longer want to participate in the EDCA program, and your contract was issued prior to May 1, 2005, all money remaining in your EDCA account will be transferred to the BlackRock Money Market Portfolio, unless you specify otherwise. If your contract was issued on or after May 1, 2005, all money remaining in your EDCA account will be transferred to the investment portfolio(s) in accordance with the percentages you have chosen for the EDCA program, unless you specify otherwise.

THREE MONTH MARKET ENTRY PROGRAM

Alternatively, you can participate in the Three Month Market Entry Program which operates in the same manner as the Enhanced Dollar Cost Averaging Program, except it is of 3 months duration.

AUTOMATIC REBALANCING PROGRAM

Once your money has been allocated to the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance quarterly, semi-annually or annually.

An automatic rebalancing program is intended to transfer account value from those portfolios that have increased in value to those that have declined or not increased as much in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Automatic rebalancing does not guarantee profits, nor does it assure that you will not have losses.

We will measure the rebalancing periods from the anniversary of the date we issued your contract. If a dollar cost averaging (either DCA or EDCA) program is in effect, rebalancing allocations will be based on your current DCA or EDCA allocations. If you are not participating in a dollar cost averaging program, we will make allocations based upon your current purchase payment allocations, unless you tell us otherwise.

The Automatic Rebalancing Program is available only during the accumulation phase. There is no additional charge for participating in the Automatic Rebalancing Program. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

EXAMPLE:


     Assume that you want your initial purchase payment split between 2 investment portfolios. You want 40% to be in the Lord Abbett Bond Debenture Portfolio and 60% to be in the Van Kampen Mid-Cap Growth Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Lord Abbett Bond Debenture Portfolio now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we will sell some of your units in the Lord Abbett Bond Debenture Portfolio to bring its value back to 40% and use the money to buy more units in the Van Kampen Mid-Cap Growth Portfolio to increase those holdings to 60%.


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DESCRIPTION OF THE GALLATIN ASSET ALLOCATION PORTFOLIOS

The following Gallatin Asset Allocation Portfolios (Class B) are available under the contract:

..    Strategic Growth and Income Portfolio

..    Strategic Conservative Growth Portfolio

..    Strategic Growth Portfolio

Each of these portfolios is a portfolio of the Met Investors Series Trust. Met Investors Advisory LLC ("Met Investors Advisory"), an affiliate of ours, is the investment manager of the Gallatin Asset Allocation Portfolios. Gallatin Asset Management, Inc. ("Gallatin"), an affiliate of A.G. Edwards, is the sub-adviser of each of these portfolios.

Each portfolio was designed on established principles of asset allocation and risk tolerance. Each portfolio will invest substantially all of its assets in other investment portfolios of the Met Investors Series Trust or of the Metropolitan Series Fund, Inc. that invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable. Each portfolio has a target allocation among the three primary asset classes (equity, fixed income and cash/money market). (See the fund prospectus for a description of each portfolio's target allocation.) Gallatin establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the underlying investment portfolios in which a portfolio invests based on, among other things, the underlying investment portfolios' investment objectives, policies, investment processes and portfolio analytical and management personnel. Gallatin may add new underlying investment portfolios or replace existing underlying investment portfolios or change the allocations among the underlying investment portfolios, dependent upon, among other factors, changing market dynamics, changes to the personnel, investment process, or criteria for holdings of the underlying investment portfolios, or the availability of other underlying investment portfolios that may provide a risk-adjusted benefit to a portfolio.

On a regular basis, Gallatin will evaluate each Gallatin Asset Allocation Portfolio's allocation among equity, fixed income and cash, inclusive of the exposure to various investment styles and asset sectors, relative to each portfolio's risk profile. Concurrently, Gallatin will consider whether to make changes to any of the underlying investment portfolios.

DESCRIPTION OF THE METLIFE ASSET ALLOCATION PROGRAM PORTFOLIOS

The following MetLife Asset Allocation Program Portfolios (Class B) are available under the contract:

..    MetLife Defensive Strategy Portfolio

..    MetLife Moderate Strategy Portfolio

Each of these portfolios is a portfolio of the Met Investors Series Trust. Met Investors Advisory is the investment manager of the MetLife Asset Allocation Program Portfolios.

Each portfolio is well diversified and was designed on established principles of asset allocation and risk tolerance. Each portfolio will invest substantially all of its assets in the Class A shares of other investment portfolios of the Met Investors Series Trust or of the Metropolitan Series Fund, Inc., which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable. Each portfolio has a target allocation among the three types of asset classes (equity, fixed income and cash/money market). Met Investors Advisory establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the underlying investment portfolios in which a portfolio invests based on, among other things, the underlying investment portfolios' investment objectives and policies, Met Investors Advisory's investment process, its outlook for the economy, interest rates, financial markets and historical performance of each underlying investment portfolio and/or asset class. At least annually, Met Investors Advisory will evaluate each portfolio's target allocation between equity and fixed income securities, including the allocation among sub-classes of these asset classes, based on the portfolio's risk profile. At the same time, Met Investors Advisory will also consider whether to make changes to each portfolio's underlying investment portfolio target. (See the fund prospectus for a description of each portfolio's target allocation.)

Met Investors Advisory has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the portfolios and to investment in the underlying investment portfolios, which may assist Met Investors Advisory in determining the underlying investment portfolios that may be available for investment and with the selection of and allocation of each portfolio's


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



investments among the underlying investment portfolios. Met Investors Advisory is responsible for paying the consulting fees.

VOTING RIGHTS

We are the legal owner of the investment portfolio shares. However, we believe that when an investment portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other affected owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.


SUBSTITUTION OF INVESTMENT OPTIONS

If investment in the investment portfolios or a particular investment portfolio is no longer possible, in our judgment becomes inappropriate for purposes of the contract, or for any other reason in our sole discretion, we may substitute another investment portfolio or investment portfolios without your consent. The substituted investment portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close investment portfolios to allocation of purchase payments or account value, or both, at any time in our sole discretion.

4. EXPENSES

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

PRODUCT CHARGES


SEPARATE ACCOUNT PRODUCT CHARGES. Each day, we make a deduction for our Separate Account product charges (which consist of the mortality and expense charge, the administration charge and the charges related to any death benefit riders). We do this as part of our calculation of the value of the accumulation units and the annuity units (I.E., during the accumulation phase and the income phase).


MORTALITY AND EXPENSE CHARGE. We assess a daily mortality and expense charge which is equal, on an annual basis, to 1.05% of the average daily net asset value of each investment portfolio. For contracts issued prior to May 1, 2004, the mortality and expense charge on an annual basis is 1.15% of the average daily net asset value of each investment portfolio.

This charge compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the contract. These guarantees include making annuity payments that will not change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the contract. The charge also compensates us for expense risks we assume to cover contract maintenance expenses. These expenses may include issuing contracts, maintaining records, making and maintaining subaccounts available under the contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the contract, including programs like transfers and dollar cost averaging. If the mortality and expense charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses or for any other purpose.

ADMINISTRATION CHARGE. This charge is equal, on an annual basis, to 0.25% of the average daily net asset value of each investment portfolio. This charge, together with the account fee (see below), is for the expenses associated with the administration of the contract. Some of these expenses are: issuing contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the contracts.

DEATH BENEFIT RIDER CHARGE. If you select the optional Annual Step-Up Death Benefit rider, we assess a daily charge during the accumulation phase equal, on an annual basis, to 0.20% of the average daily net asset value of each investment portfolio.

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


ACCOUNT FEE

During the accumulation phase, every contract year on your contract anniversary (the anniversary of the date when your contract was issued), we will deduct $30 from your contract as an account fee for the prior contract year if your account value is less than $50,000. If you make a complete withdrawal from your contract, the full account fee will be deducted from the account value regardless of the amount of your account value. During the accumulation phase, the account fee is deducted pro rata from the investment portfolios. This charge is for administrative expenses (see above). This charge cannot be increased.

A pro rata portion of the charge will be deducted from the account value on the annuity date if this date is other than a contract anniversary. If your account value on the annuity date is at least $50,000, then we will not deduct the account fee. After the annuity date, the charge will be collected monthly out of the annuity payment, regardless of the size of your contract.

GUARANTEED MINIMUM INCOME BENEFIT - RIDER CHARGE

We offer a Guaranteed Minimum Income Benefit ("GMIB") rider that you can select when you purchase the contract. If you select the GMIB rider, we will assess a charge during the accumulation phase equal to 0.50% of the income base (see "Annuity Payments (The Income Phase) - Guaranteed Minimum Income Benefit" for a discussion of how the income base is determined) at the time the rider charge is assessed. For contracts issued from May 1, 2003, and prior to May 1, 2005, this charge is reduced to 0.45% of the income base in the event that you elect the optional Annual Step-Up Death Benefit. (See "Death Benefit.")


The rider charge is assessed at the first contract anniversary and then at each subsequent contract anniversary, up to and including the anniversary on or immediately before the date the rider is exercised. If you make a full withdrawal (surrender) or if you apply your account value to an annuity option, a pro rata portion of the rider charge will be assessed. The GMIB rider charge is deducted from your account value pro rata from each investment portfolio, the fixed account and the EDCA account in the ratio each portfolio/account bears to your total account value. We take amounts from the investment options that are part of the Separate Account by cancelling accumulation units from the Separate Account.


GUARANTEED WITHDRAWAL BENEFIT - RIDER CHARGE


We offer an optional Guaranteed Withdrawal Benefit ("GWB") that you can select when you purchase the contract. There are two versions of the GWB under this contract: GWB I and Enhanced GWB. We currently only offer the Enhanced GWB rider. For contracts issued prior to May 1, 2006, we only offered the GWB I rider. If you elect a GWB rider, a charge is deducted from your account value during the accumulation phase on each contract anniversary. The charge for the GWB I or Enhanced GWB rider is equal to 0.50% of the Guaranteed Withdrawal Amount (see "Living Benefits - Guaranteed Withdrawal Benefit - Description of Guaranteed Withdrawal Benefit I") on the applicable contract anniversary, prior to taking into account any Optional Reset occurring on such contract anniversary.

The GWB rider charge is deducted from your account value pro rata from each investment portfolio, the fixed account and the EDCA account in the ratio each portfolio/account bears to your total account value. We take amounts from the investment options that are part of the Separate Account by cancelling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your account value, you apply your account value to an annuity option, there is a change in owners, joint owners or annuitants (if the owner is a non-natural person), or the contract terminates (except for a termination due to death or, under the Enhanced GWB, cancellation), a pro rata portion of the rider charge will be assessed based on the number of full months from the last contract anniversary to the date of the change.

If you elect an Optional Reset on the 5th contract anniversary under the GWB I rider or on the 3rd contract anniversary under the Enhanced GWB rider, or thereafter as permitted, we may increase the rider charge to the GWB I/Enhanced GWB rider charge applicable to current contract purchases of the same rider at the time of the reset, but no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount.


If the GWB I rider is in effect, the rider charge will continue even if your Benefit Base (see "Living Benefits - Guaranteed Withdrawal Benefit - Description of Guaranteed Withdrawal Benefit I") equals zero. If the

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


Enhanced GWB rider is in effect, the rider charge will not continue if your Benefit Base equals zero.

WITHDRAWAL CHARGE

During the accumulation phase, you can make a withdrawal from your contract (either a partial or a complete withdrawal). If the amount you withdraw is determined to include the withdrawal of any of your prior purchase payments, a withdrawal charge is assessed against the purchase payment withdrawn. To determine if your withdrawal includes prior purchase payments, amounts are withdrawn from your contract in the following order:

1. Earnings in your contract (earnings are equal to your account value, less purchase payments not previously withdrawn); then

2.   The free withdrawal amount described below; then

3. Purchase payments not previously withdrawn, in the order such purchase payments were made: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn.

FREE WITHDRAWAL AMOUNT. The free withdrawal amount for each contract year after the first (there is no free withdrawal amount in the first contract year) is equal to 10% of your total purchase payments, less the total free withdrawal amount previously withdrawn in the same contract year. Also, we currently will not assess the withdrawal charge on amounts withdrawn during the first contract year under the Systematic Withdrawal Program. Any unused free withdrawal amount in one contract year does not carry over to the next contract year.

The withdrawal charge is calculated at the time of each withdrawal in accordance with the following:

Number of Complete Years from        Withdrawal Charge
Receipt of Purchase Payment       (% of Purchase Payment)
------------------------------   ------------------------
             0                              7
             1                              6
             2                              6
             3                              5
             4                              4
             5                              3
             6                              2
             7 and                          0
          thereafter

For a partial withdrawal, the withdrawal charge is deducted from the remaining account value, if sufficient. If the remaining account value is not sufficient, the withdrawal charge is deducted from the amount withdrawn.

If the account value is smaller than the total of all purchase payments, the withdrawal charge only applies up to the account value.


We do not assess the withdrawal charge on any payments paid out as annuity payments or as death benefits, although we do assess the withdrawal charge in calculating GMIB payments, if applicable. In addition, we will not assess the withdrawal charge on required minimum distributions from qualified contracts but only as to amounts required to be distributed from this contract. We do not assess the withdrawal charge on earnings in your contract.


NOTE: For tax purposes, earnings from non-qualified contracts are considered to come out first.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

GENERAL. We may elect to reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with us. We may not deduct a withdrawal charge under a contract issued to an officer, director, employee, or a family member of an officer, director, or employee of ours or any of our affiliates and we may not deduct a withdrawal charge under a contract issued to an officer, director or employee or family member of an officer, director or employee of a broker-dealer which is participating in the offering of the contract. In lieu of a withdrawal charge waiver, we may provide an account value credit.

NURSING HOME OR HOSPITAL CONFINEMENT RIDER. We will not impose a withdrawal charge if, after you have owned the contract for one year, you or your joint owner becomes confined to a nursing home and/or hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a 6 month break in confinement and the confinements are for related causes. The confinement must begin after the first contract anniversary and you must have been the owner continuously since the contract was issued (or have become the owner as the spousal beneficiary who continues the contract). The confinement must be prescribed by a physician and be medically necessary. This waiver

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


terminates on the annuity date. We will not accept additional payments once this waiver is used.

TERMINAL ILLNESS RIDER. After the first contract anniversary, we will waive the withdrawal charge if you or your joint owner are terminally ill and not expected to live more than 12 months; a physician certifies to your illness and life expectancy; you were not diagnosed with the terminal illness as of the date we issued your contract; and you have been the owner continuously since the contract was issued (or have become the owner as the spousal beneficiary who continues the contract). This waiver terminates on the annuity date. We will not accept additional payments once this waiver is used.


For contracts issued on and after May 1, 2005, the Nursing Home or Hospital Confinement rider and the Terminal Illness rider are not available for owners who are age 81 or older (on the contract issue date). Additional conditions and requirements apply to the Nursing Home or Hospital Confinement rider and the Terminal Illness rider. They are specified in the rider(s) that are part of your contract.


PREMIUM AND OTHER TAXES

We reserve the right to deduct from purchase payments, account balances, withdrawals, death benefits or income payments any taxes relating to the contracts (including, but not limited to, premium taxes) paid by us to any government entity. Examples of these taxes include, but are not limited to, premium tax, generation-skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. New York does not currently assess premium taxes on purchase payments you make. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the account balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. It is our current practice not to charge premium taxes until annuity payments begin.

TRANSFER FEE

We currently allow unlimited transfers without charge during the accumulation phase. However, we have reserved the right to limit the number of transfers to a maximum of 12 per year without charge and to charge a transfer fee of $25 for each transfer greater than 12 in any year. We are currently waiving the transfer fee, but reserve the right to charge it in the future. The transfer fee is deducted from the investment portfolio or fixed account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.

If the transfer is part of a pre-scheduled transfer program, it will not count in determining the transfer fee.

INCOME TAXES

We will deduct from the contract for any income taxes which we incur because of the contract. At the present time, we are not making any such deductions.

INVESTMENT PORTFOLIO EXPENSES

There are deductions from and expenses paid out of the assets of each investment portfolio, which are described in the fee table in this prospectus and the investment portfolio prospectuses. These deductions and expenses are not charges under the terms of the contract, but are represented in the share values of each investment portfolio.

5.  ANNUITY PAYMENTS

        (THE INCOME PHASE)

ANNUITY DATE

Under the contract you can receive regular income payments (referred to as ANNUITY PAYMENTS). You can choose the month and year in which those payments begin. We call that date the ANNUITY DATE. Your annuity date must be the first day of a calendar month and must be at least 30 days after we issue the contract. Annuity payments must begin by the first day of the calendar month following the annuitant's 90th birthday or 10 years from the date we issue your contract, whichever is later (this requirement may be changed by us).


When you purchase the contract, the annuity date will be the later of the first day of the calendar month after the annuitant's 90th birthday or 10 years from the date your contract was issued. You can change the annuity date at any time before the annuity date with 30 days prior notice to us.

Please be aware that once your contract is annuitized, you are ineligible to receive the death benefit you have selected. Additionally, if you have selected a living benefit rider such as the Guaranteed Minimum Income Benefit or a


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Guaranteed Withdrawal Benefit, annuitizing your contract terminates the rider, including any death benefit provided by the rider.

ANNUITY PAYMENTS


You (unless another payee is named) will receive the annuity payments during the income phase. The annuitant is the natural person(s) whose life we look to in the determination of annuity payments.

During the income phase, you have the same investment choices you had just before the start of the income phase. At the annuity date, you can choose whether payments will be:

..    fixed annuity payments, or

..    variable annuity payments, or

..    a combination of both.

If you don't tell us otherwise, your annuity payments will be based on the investment allocations that were in place just before the start of the income phase.


If you choose to have any portion of your annuity payments based on the investment portfolio(s), the dollar amount of your initial payment will vary and will depend upon three things:


1) the value of your contract in the investment portfolio(s) just before the start of the income phase,

2) the assumed investment return (AIR) (you select) used in the annuity table for the contract, and


3)   the annuity option elected.

Subsequent variable annuity payments will vary with the performance of the investment portfolios you selected. (For more information, see "Variable Annuity Payments" below.)

At the time you choose an annuity option, you select the AIR, which must be acceptable to us. Currently, you can select an AIR of 3% or 4%. You can change the AIR with 30 days notice to us prior to the annuity date. If you do not select an AIR, we will use 3%. If the actual performance exceeds the AIR, your variable annuity payments will increase. Similarly, if the actual investment performance is less than the AIR, your variable annuity payments will decrease.

Your variable annuity payment is based on ANNUITY UNITS. An annuity unit is an accounting device used to calculate the dollar amount of annuity payments. (For more information, see "Variable Annuity Payments" below.)


When selecting an AIR, you should keep in mind that a lower AIR will result in a lower initial variable annuity payment, but subsequent variable annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the investment portfolios. On the other hand, a higher AIR will result in a higher initial variable annuity payment than a lower AIR, but later variable annuity payments will rise more slowly or fall more rapidly.

In the event of a transfer during the income phase from a variable annuity payment option to a fixed annuity payment option, this may result in a reduction in the amount of annuity payments.

If you choose to have any portion of your annuity payments be a fixed annuity payment, the dollar amount of each fixed annuity payment will not change.

Annuity payments are made monthly (or at any frequency permitted under the contract) unless you have less than $5,000 to apply toward an annuity option. In that case, we may provide your annuity payment in a single lump sum instead of annuity payments. Likewise, if your annuity payments would be or become less than $100 a month, we have the right to change the frequency of payments so that your annuity payments are at least $100.

ANNUITY OPTIONS

You can choose among income plans. We call those ANNUITY OPTIONS. We ask you to choose an annuity option when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us.


If you do not choose an annuity option at the time you purchase the contract, Option 2, which provides a life annuity with 10 years of guaranteed annuity payments, will automatically be applied.


You can choose one of the following annuity options or any other annuity option acceptable to us. After annuity payments begin, you cannot change the annuity option.

OPTION 1. LIFE ANNUITY. Under this option, we will make annuity payments so long as the annuitant is alive. We stop making annuity payments after the annuitant's death. It is possible under this option to receive only one annuity payment if the annuitant dies before the due date of the second payment or to receive only two annuity

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


payments if the annuitant dies before the due date of the third payment, and so on.


OPTION 2. LIFE ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make annuity payments so long as the annuitant is alive. If, when the annuitant dies, we have made annuity payments for less than ten years, we will then continue to make annuity payments for the rest of the 10 year period.


OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. We will stop making annuity payments after the last survivor's death.


OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. If, at the last death of the annuitant and the joint annuitant, we have made annuity payments for less than ten years, we will then continue to make annuity payments for the rest of the 10 year period.

OPTION 5. PAYMENTS FOR A DESIGNATED PERIOD. We currently offer an annuity option under which fixed or variable monthly annuity payments are made for a selected number of years as approved by us, currently not less than 10 years. This annuity option may be limited or withdrawn by us in our discretion.

We may require proof of age or sex of an annuitant before making any annuity payments under the contract that are measured by the annuitant's life. If the age or sex of the annuitant has been misstated, the amount payable will be the amount that the account value would have provided at the correct age or sex. Once annuity payments have begun, any underpayments will be made up in one sum with the next annuity payment. Any overpayments will be deducted from future annuity payments until the total is repaid.

You may withdraw the commuted value of the payments remaining under the variable Payments for a Designated Period annuity option (Option 5). You may not commute the fixed Payments for a Designated Period annuity option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining guaranteed payments. For variable annuity options, the calculation of the commuted value will be done using the AIR applicable to the contract. (See "Annuity Payments" above.) For fixed annuity options, the calculation of the commuted value will be done using the then current annuity option rates.

There may be tax consequences resulting from the election of an annuity payment option containing a commutation feature (I.E., an annuity payment option that permits the withdrawal of a commuted value). (See "Federal Income Tax Status.")

Due to underwriting or Internal Revenue Code considerations, there may be limitations on payments to the survivor under Options 3 and 4 and/or the duration of the guarantee period under Options 2, 4, and 5.


In addition to the annuity options described above, we may offer an additional payment option that would allow your beneficiary to take distribution of the account value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from IRAs. (See "Federal Income Tax Status.") We intend to make this payment option available to both tax qualified and non-tax qualified contracts.

In the event that you purchased the contract as a tax qualified contract, you must take distribution of the account value in accordance with the minimum required distribution rules set forth in applicable tax law. (See "Federal Income Tax Status.") Under certain circumstances, you may satisfy those requirements by electing an annuity option. You may choose any death benefit available under the contract, but certain other contract provisions and programs will not be available. Upon your death, if annuity payments have already begun, the death benefit would be required to be distributed to your beneficiary at least as rapidly as under the method of distribution in effect at the time of your death.


VARIABLE ANNUITY PAYMENTS

The Adjusted Contract Value (the account value, less any applicable premium taxes, account fee, and any prorated rider charge) is determined on the annuity calculation date, which is a business day no more than five (5) business days before the annuity date. The first variable annuity payment


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



will be based upon the Adjusted Contract Value, the annuity option elected, the annuitant's age and sex, and the appropriate variable annuity option table. If, as of the annuity calculation date, the then current variable annuity option rates applicable to this class of contracts provide a first annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.

The dollar amount of variable annuity payments after the first payment is determined as follows:

..    The dollar amount of the first variable annuity payment is divided by the value of an annuity unit for each applicable investment portfolio as of the annuity calculation date. This establishes the number of annuity units for each payment. The number of annuity units for each applicable investment portfolio remains fixed during the annuity period, provided that transfers among the subaccounts will be made by converting the number of annuity units being transferred to the number of annuity units of the subaccount to which the transfer is made, and the number of annuity units will be adjusted for transfers to a fixed annuity option. Please see the Statement of Additional Information for details about making transfers during the Annuity Phase.

..    The fixed number of annuity units per payment in each investment portfolio is multiplied by the annuity unit value for that investment portfolio for the business day for which the annuity payment is being calculated. This result is the dollar amount of the payment for each applicable investment portfolio, less any account fee. The account fee will be deducted pro rata out of each annuity payment.

..    The total dollar amount of each variable annuity payment is the sum of all investment portfolio variable annuity payments.

ANNUITY UNIT. The initial annuity unit value for each investment portfolio of the Separate Account was set by us. The subsequent annuity unit value for each investment portfolio is determined by multiplying the annuity unit value for the immediately preceding business day by the net investment factor (see the Statement of Additional Information for a definition) for the investment portfolio for the current business day and multiplying the result by a factor for each day since the last business day which represents the daily equivalent of the AIR you elected.

FIXED ANNUITY PAYMENTS

The Adjusted Contract Value (defined above under "Variable Annuity Payments") on the day immediately preceding the annuity date will be used to determine a fixed annuity payment. The annuity payment will be based upon the annuity option elected and the appropriate annuity option table. If, as of the annuity calculation date, the then current annuity option rates applicable to this class of contracts provide an annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made. You may not make a transfer from the fixed annuity option to the variable annuity option.

GUARANTEED MINIMUM INCOME BENEFIT


At the time you buy the contract, you can elect the Guaranteed Minimum Income Benefit ("GMIB") rider. You may not have this benefit and a GWB rider in effect at the same time.

It is important to recognize that the "income base" (as described below) that is guaranteed by the GMIB is not available for cash withdrawals and does not establish or guarantee your account value or a minimum return for any investment portfolio. Rather, the GMIB is designed to provide you with a predictable minimum level of income for life after a minimum 10-year waiting period regardless of investment performance or actual account value, by providing a minimum guaranteed lifetime fixed income benefit in the form of fixed monthly annuity payments.


The amount of the benefit is determined by applying the income base (described below) at the time of exercise of the rider to the GMIB Annuity Table specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per annum. As with other pay-out types, the amount you receive as an income payment also depends on your age, your sex, and the annuity option you select. The annuity rates in the GMIB Annuity Table are conservative and a withdrawal charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your account value on your annuity date to then-current annuity purchase rates. In this case, you will receive the higher annuity payments. Your registered representative can provide you an illustration of the amounts you would receive if you exercised the rider.


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DESCRIPTION OF GMIB

You can only elect the GMIB at the time you purchase the contract and if you are age 75 or less. Once elected, the rider cannot be terminated except as described below. The GMIB may be exercised after a 10 year waiting period, up through age 85, within 30 days following a contract anniversary.

INCOME BASE. The INCOME BASE is the greater of (a) or (b) minus (c) below:

(a) Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. The Highest Anniversary Value is increased by additional purchase payments and will be reduced by the percentage reduction in account value caused by subsequent partial withdrawals. On each contract anniversary prior to your 81st birthday, the Highest Anniversary Value will be reset equal to the greater of the Highest Anniversary Value at that time or the account value on the date of the recalculation. After your 81st birthday, the Highest Anniversary Value will be increased for subsequent purchase payments and reduced by the percentage reduction in account value caused by subsequent partial withdrawals.

(b) Annual Increase Amount: On the issue date, the "Annual Increase Amount" is equal to your initial purchase payment. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

     (i) is purchase payments accumulated at the annual increase rate. The annual increase rate is 6% per year through the contract anniversary immediately prior to your 81st birthday, and 0% per year thereafter;

     (ii) is withdrawal adjustments accumulated at the annual increase rate. Withdrawal adjustments in a contract year are determined according to
          (1) or (2) as defined below:

          (1) The withdrawal adjustment for each withdrawal in a contract year is the value of the annual increase amount immediately prior to the withdrawal multiplied by the percentage reduction in account value attributable to that withdrawal; or

          (2) If total withdrawals in a contract year are 6% or less of the Annual Increase Amount on the issue date or previous contract anniversary, if later, the total withdrawal adjustments for that contract year will be set equal to the dollar amount of total withdrawals in that contract year. These withdrawal adjustments will replace the withdrawal adjustments defined in (1) above and will be treated as though the corresponding withdrawals occurred at the end of that contract year.

(c) An amount equal to the withdrawal charge which would be assessed upon a complete withdrawal plus premium and other taxes.

It is possible that the income base can be greater than your account value. The income base is not available for withdrawals and is only used for purposes of calculating the GMIB payments and charges for the GMIB rider.

OWNERSHIP. While the GMIB rider is in effect, the owner (or joint owners) and annuitant (or joint annuitants) must be the same. If a non-natural person owns the contract, then annuitant will be deemed to be the owner in determining the income base and GMIB payments. If joint owners are named, the age of the oldest owner will be used to determine the income base.

EXERCISING THE GMIB RIDER. When you elect to receive annuity payments under the GMIB, you have your choice of two fixed annuity options:

(1) Life annuity with 10 years of annuity payments guaranteed. For annuitization ages over 79, the guaranteed component of the life annuity is reduced as follows:

                  Age at Annuitization       Guarantee Period
                  --------------------       ----------------
                           80                        9
                           81                        8
                           82                        7
                           83                        6
                        84 and 85                    5


(2) Joint and last survivor annuity with 10 years of annuity payments guaranteed. Based on federal tax rules, this option is not available for Qualified Contracts where the difference in ages of the joint annuitants is greater


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



     than 10 years. (See "Annuity Payments (The Income Phase).")


Upon the exercise of the GMIB, your annuity payments will be the greater of:

..    The annuity payment determined by applying the amount of the Income Base to the GMIB Annuity Table; or

..    The annuity payment determined for the same annuity option in accordance with the base contract. (See "Annuity Payments (The Income Phase).")

TERMINATING THE GMIB RIDER. The GMIB rider will terminate upon the earliest of:

..    The date you elect to receive annuity payments either under the GMIB rider or the contract;

..    The 30th day following the contract anniversary immediately after your 85th birthday;

..    The date you make a complete withdrawal of your account value;

..    Death of the owner or death of the annuitant if a non-natural person owns the contract; or

..    A change for any reason of the owner, joint owner or the annuitant, if a non-natural person, owns the contract.


First MetLife Investors currently waives the contractual requirement that terminates the GMIB rider in the event of the death of the owner in circumstances where the spouse of the owner elects to continue the contract. (See "Death Benefit - General Death Benefit Provisions.") In such event, the GMIB rider will automatically continue unless the spouse elects to terminate the rider. We are permanently waiving this requirement with respect to purchasers of the contract offered by this prospectus who have elected GMIB.


When the GMIB rider terminates, the corresponding GMIB rider charge terminates.

GMIB, QUALIFIED CONTRACTS AND DECEDENT CONTRACTS


The GMIB may have limited usefulness in connection with a Qualified Contract, such as an IRA (see "Federal Income Tax Status - Taxation of Qualified Contracts"), in circumstances where, due to the ten-year waiting period after purchase the owner is unable to exercise the rider until after the required beginning date of required minimum distributions under the contract. In such event, required minimum distributions received from the contract will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of annuity payments under the GMIB. You should consult your tax adviser prior to electing a GMIB rider.

Additionally, the GMIB is not appropriate for purchase by a beneficiary under a decedent's Non-Qualified Contract (see "Federal Income Tax Status - Taxation of Non-Qualified Contracts") or IRA (or where otherwise offered, under any other contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the owner's death; however, the GMIB benefit may not be exercised until 10 years after purchase. It is not clear under these rules whether minimum distribution requirements will be met in all cases where income payments under a life contingent annuity (such as provided under the GMIB) do not begin until after the year following the year of death, as would be the case with a GMIB benefit purchased by such beneficiary. Even if minimum distribution requirements would be met, the value of such benefit may be adversely impacted or eliminated, depending on the beneficiary's own situation, because of required distributions prior to the time that the benefit could be exercised.


6. ACCESS TO YOUR MONEY

You (or in the case of a death benefit, your beneficiary) can have access to the money in your contract:

(1)  by making a withdrawal (either a partial or a complete withdrawal);

(2)  by electing to receive annuity payments; or

(3)  when a death benefit is paid to your beneficiary.

Under most circumstances, withdrawals can only be made during the accumulation phase.

You may establish a withdrawal plan under which you can receive substantially equal periodic payments in order to comply with the requirements of Sections 72(q) or (t) of the Code. Premature modification or termination of such

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


payments may result in substantial penalty taxes. (See "Federal Income Tax Status.")

When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the account value of the contract at the end of the business day when we receive a written request for a withdrawal:

..    less any applicable withdrawal charge;

..    less any premium or other tax;

..    less any account fee; and

..    less any applicable pro rata GMIB or GWB rider charge.

Unless you instruct us otherwise, any partial withdrawal will be made pro rata from the fixed account, the EDCA account and the investment portfolio(s) you selected. Under most circumstances the amount of any partial withdrawal must be for at least $500, or your entire interest in the investment portfolio, fixed account or EDCA account. We require that after a partial withdrawal is made you keep at least $2,000 in the contract. If the withdrawal would result in the account value being less than $2,000 after a partial withdrawal, we will treat the withdrawal request as a request for a full withdrawal.


We will pay the amount of any withdrawal from the Separate Account within seven days of when we receive the request in good order unless the suspension of payments or transfers provision is in effect. We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a contract owner's check that has not yet cleared (I.E., that could still be dishonored by the contract owner's banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the contract owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


How to withdraw all or part of your account value:

..    You must submit a request to our Annuity Service Center. (See "Other
     Information - Requests and Elections.")

..    You must provide satisfactory evidence of terminal illness or confinement to a nursing home if you would like to have the withdrawal charge waived. (See "Expenses - Reduction or Elimination of the Withdrawal Charge.")

..    You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed on them).

..    We have to receive your withdrawal request in our Annuity Service Center prior to the annuity date or owner's death.

There are limits to the amount you can withdraw from certain qualified plans including Qualified and TSA plans. (See "Federal Income Tax Status.")

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

SYSTEMATIC WITHDRAWAL PROGRAM

You may elect the Systematic Withdrawal Program at any time. We do not assess a charge for this program. This program provides an automatic payment to you of up to 10% of your total purchase payments each year. You can receive payments monthly or quarterly, provided that each payment must amount to at least $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next business day. While the Systematic Withdrawal Program is in effect you can make additional withdrawals. However, such withdrawals plus the systematic withdrawals will be considered when determining the applicability of any withdrawal charge. (For a discussion of the withdrawal charge, see "Expenses" above.)

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone payments for withdrawals or transfers for any period when:

..    the New York Stock Exchange is closed (other than customary weekend and holiday closings);

..    trading on the New York Stock Exchange is restricted;


..    an emergency exists, as determined by the Securities and Exchange
     Commission, as a result of which


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


     disposal of shares of the investment portfolios is not reasonably practicable or we cannot reasonably value the shares of the investment portfolios; or

..    during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We have reserved the right to defer payment for a withdrawal or transfer from the fixed account for the period permitted by law but not for more than six months.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an owner's ability to make certain transactions and thereby refuse to accept any requests for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

7. LIVING BENEFITS

GUARANTEED WITHDRAWAL BENEFIT

We offer an optional Guaranteed Withdrawal Benefit ("GWB") for an additional charge. There are two versions of the GWB under this contract:

..    Guaranteed Withdrawal Benefit I ("GWB I")

..    Enhanced Guaranteed Withdrawal Benefit ("Enhanced GWB")

CURRENTLY WE ONLY OFFER THE ENHANCED GWB RIDER. FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2006, WE ONLY OFFERED THE GWB I RIDER. The description of the Enhanced GWB rider follows the description of the GWB I rider below. If you purchase the GWB, you must elect it at the time you purchase the contract, prior to age 86. You may not have this benefit and a GMIB rider in effect at the same time. Once elected, the GWB rider may not be terminated except as stated below in the description of each version of the GWB.

Each version of the GWB rider guarantees that the entire amount of purchase payments you make during the period of time specified in your rider will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any contract year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, you can take specified annual withdrawals until the entire amount of the purchase payments you made during the time period specified in your rider has been returned to you.


THE GWB GUARANTEE MAY BE REDUCED IF YOUR ANNUAL WITHDRAWALS ARE GREATER THAN THE MAXIMUM AMOUNT ALLOWED, CALLED THE ANNUAL BENEFIT PAYMENT, WHICH IS DESCRIBED IN MORE DETAIL BELOW. The GWB does not establish or guarantee an account value or minimum return for any investment portfolio. The Benefit Base (as described below) cannot be taken as a lump sum. Income taxes and penalties may apply to your withdrawals, and withdrawal charges may apply to withdrawals during the first contract year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount. (See "Expenses-Withdrawal Charge.")

IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT THE GWB GUARANTEES THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE INITIAL GUARANTEED WITHDRAWAL AMOUNT. THIS REDUCTION MAY BE SIGNIFICANT AND MEANS THAT RETURN OF YOUR PURCHASE PAYMENTS MAY BE LOST. THE GWB RIDER CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE GUARANTEED WITHDRAWAL AMOUNT (WHICH DOES NOT DECREASE BECAUSE OF WITHDRAWALS) UNTIL TERMINATION OF THE RIDER.


IF THE GWB I RIDER IS IN EFFECT, WE WILL CONTINUE TO ASSESS THE GWB RIDER CHARGE EVEN IN THE CASE WHERE YOUR BENEFIT BASE, AS DESCRIBED BELOW, EQUALS ZERO. HOWEVER, IF THE ENHANCED GWB RIDER IS IN EFFECT, WE WILL NOT CONTINUE TO ASSESS THE GWB RIDER CHARGE IF YOUR BENEFIT BASE EQUALS ZERO.


The tax treatment of withdrawals under the GWB rider is uncertain. It is conceivable that the amount of potential gain could be determined based on the Benefit Base at the time of the withdrawal, if the Benefit Base is greater than the account value (prior to withdrawal charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the contract. Consult your tax advisor prior to purchase.

DESCRIPTION OF GUARANTEED WITHDRAWAL BENEFIT I

BENEFIT BASE. The Guaranteed Withdrawal Amount is the maximum TOTAL amount of money that you are guaranteed to receive over time under the GWB I rider. At issue, the Guaranteed Withdrawal Amount and the Benefit Base are both equal to your initial purchase payment plus the GWB Bonus Amount. At any subsequent point in time, the BENEFIT BASE is the remaining amount of money that you are guaranteed to receive through withdrawals under the GWB I rider. Your Benefit Base will change with each purchase payment, or as the result of an Optional Reset. Also, each withdrawal will reduce your Benefit Base. If negative investment performance reduces your account value below the Benefit Base, you are still guaranteed to be able to withdraw the entire amount of your Benefit Base.


The Benefit Base is equal to:

..    Your initial purchase payment, increased by the 5% GWB Bonus Amount;

..    Increased by each subsequent purchase payment, and by the 5% GWB Bonus
     Amount;


..    Reduced dollar for dollar by Benefits Paid, which are withdrawals
     (including any applicable withdrawal charge) and amounts applied to an annuity option (currently, you may not apply amounts less than your entire account value to an annuity option); and


..    If a Benefit Paid from your contract is not payable to the contract owner or the contract owner's bank account (or to the annuitant or the annuitant's bank account, if the owner is a non-natural person), or results in cumulative Benefits Paid for the current contract year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the account value, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your account value after the decrease for the Benefits Paid. The Benefit Base will also be reset as a result of an Optional Reset as described below.

(See section A of Appendix D for examples of how withdrawals affect the Benefit Base.)


ANNUAL BENEFIT PAYMENT. The ANNUAL BENEFIT PAYMENT is the maximum amount of your Benefit Base you may withdraw each contract year without adversely impacting the amount guaranteed to be available to you through withdrawals over time. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB WITHDRAWAL RATE (7%). The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of: (1) the Annual Benefit Payment before the subsequent purchase payment, and (2) the GWB Withdrawal Rate multiplied by the Benefit Base after the subsequent purchase payment. The Annual Benefit Payment will also be reset as a result of an Optional Reset as described below. You can continue to receive annual withdrawals in an amount equal to or less than your Annual Benefit Payment until your Benefit Base is depleted.


It is important that you carefully manage your annual withdrawals. To retain the guarantees of this rider, your annual withdrawals (including any applicable withdrawal charge) cannot exceed the Annual Benefit Payment each contract year. If a withdrawal from your contract does result in annual withdrawals (including any applicable withdrawal charge) during a contract year exceeding the Annual Benefit Payment, or if the withdrawal is not payable to the contract owner or the contract owner's bank account (or to the annuitant or the annuitant's bank account, if the owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your account value after the decrease for the withdrawal (including any applicable withdrawal charge) multiplied by the GWB Withdrawal Rate. This reduction may be significant. Furthermore, because the GWB rider charge is assessed as a percentage of the Guaranteed Withdrawal Amount, any decrease of the Annual Benefit Payment caused by an excess withdrawal results in an increase in the costs of the rider relative to the benefits you will receive.

(See sections B and C of Appendix D for examples of how withdrawals and subsequent purchase payments affect the Annual Benefit Payment.)

You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only a part of, or none of, your Annual Benefit Payment in any given contract year, your Annual Benefit Payment is not cumulative and your Benefit Base and Annual Benefit Payment will not increase. For example, if your Annual


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



Benefit Payment is 7% of your Benefit Base and you withdraw only 4% one year, you cannot then withdraw 10% the next year without exceeding your Annual Benefit Payment.

For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. A beneficiary under a decedent's IRA (or where otherwise offered, under any other contract that is being "continued" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases) may be required to take such withdrawals, which must commence, in accordance with tax regulations, by the end of the calendar year following the year of the owner's death. These required distributions may be larger than the Annual Benefit Payment and may therefore adversely impact your guarantee under the GWB I rider.


GUARANTEED WITHDRAWAL AMOUNT. We assess the GWB rider charge as a percentage of the GUARANTEED WITHDRAWAL AMOUNT, which is initially set at an amount equal to your initial purchase payment plus the GWB Bonus Amount. The Guaranteed Withdrawal Amount may increase with subsequent purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of: (1) the Guaranteed Withdrawal Amount before the purchase payment and (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will also be reset as a result of an Optional Reset as described below. If your Guaranteed Withdrawal Amount increases, the amount of the GWB I rider charge we deduct will increase because the rider charge is a percentage of your Guaranteed Withdrawal Amount.

OPTIONAL RESET. The purpose of an Optional Reset is to "lock-in" a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. Starting with the fifth contract anniversary (as long as it is prior to the owner's 86th birthday), you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount, provided that your account value is larger than the Benefit Base immediately before the reset. You may elect an Optional Reset at any subsequent contract anniversary prior to the owner's 86th birthday as long as it has been at least five years since the last Optional Reset. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit. The reset will:


..    Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the account value on the date of the reset;


..    Reset your Annual Benefit Payment equal to the account value on the date of the reset multiplied by the GWB Withdrawal Rate (7%); and


..    Reset the GWB I rider charge equal to the then current level we charge for the same rider at the time of the reset, up to the maximum charge of 0.95%.


An Optional Reset can also result in an increase of the Guaranteed Withdrawal Amount and the GWB I rider charge. However, locking in a higher Benefit Base by electing an Optional Reset can result in a decrease of the Annual Benefit Payment and the Guaranteed Withdrawal Amount if the account value before the reset was less than the Guaranteed Withdrawal Amount. Therefore, generally it may be beneficial to reset your Benefit Base only if your account value exceeds your Guaranteed Withdrawal Amount. However, any benefit of an Optional Reset also depends on the current GWB I rider charge. If the current charge in effect is higher than the charge you are paying, it may not be beneficial to reset your Benefit Base since we will begin applying the higher current charge at the time of the reset (even if the reset results in a decrease of your Annual Benefit Payment and/or your Guaranteed Withdrawal Amount).

We must receive your request for an Optional Reset in accordance with our administrative procedures (currently we require you to submit your request in writing to our Annuity Service Center) within the 30-day period ending on the day before the applicable contract anniversary. If the owner is a non-natural person, the annuitant's age is the basis for determining the birthday. If there are joint owners, the age of the oldest joint owner is used to determine the birthday. The Optional Reset will take effect on the next contract anniversary following our receipt of your written request.

WITHDRAWAL CHARGE. We will apply a withdrawal charge to withdrawals from purchase payments of up to 7% of purchase payments taken in the first seven years following receipt of the applicable purchase payment. (See "Expenses - Withdrawal Charge - Free Withdrawal

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


Amount" and "Access to Your Money - Systematic Withdrawal Program.")


TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% federal tax penalty may apply.

TERMINATION OF THE GWB I RIDER. The GWB I rider will terminate upon the earliest of:

(1)  the date you make a full withdrawal of your account value;

(2)  the date you apply all of your account value to an annuity option;

(3) the date there are insufficient funds to deduct the GWB I rider charge from your account value (whatever account value is available will be applied to pay the annual GWB I rider charge);

(4) the date we receive due proof of the owner's death and a beneficiary claim form, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract and the spouse is less than 85 years old, or the annuitant dies if the owner is a non-natural person; note: (a) if the spouse elects to continue the contract (so long as the spouse is less than 85 years old and the GWB I rider is in effect at the time of continuation), all terms and conditions of the GWB I rider will apply to the surviving spouse; and (b) we will not terminate the rider until we receive both due proof of the owner's death and a beneficiary claim form (from certain beneficiaries, such as a trust, we may require additional information, such as the trust document), which means we will continue to deduct the GWB I rider charge until we receive this information;

(5) a change of the owner or joint owners (or the annuitant if the owner is a non-natural person) for any reason; or

(6)  the termination of your contract.

ADDITIONAL INFORMATION. If you take a full withdrawal of your account value and the withdrawal does not exceed the Annual Benefit Payment, or your account value is reduced to zero because you do not have a sufficient account value to pay the GWB I rider charge and your Benefit Base after the withdrawal is greater than zero, we will commence making payments to the owner or joint owner (or to the annuitant if the owner is a non-natural person) on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code. If you or the joint owner (or the annuitant if the owner is a non-natural person) should die while these payments are being made, your beneficiary will receive these payments. No other death benefit will be paid.

If the owner or joint owner (or the annuitant if the owner is a non-natural person) should die while the GWB I rider is in effect, your beneficiary may elect to receive the Benefit Base as a death benefit in lieu of any other contractual death benefits. Otherwise, the provisions of those death benefits will determine the amount of the death benefit and no benefit will be payable under the GWB I rider.

If the beneficiary elects the Benefit Base as a death benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the owner (or the annuitant, if the owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to
Section 401(a)(9) of the Internal Revenue Code


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and Non-Qualified Contracts subject to Section 72(s)). If you terminate the GWB
I rider because (1) you make a total withdrawal of your account value; (2) your account value is insufficient to pay the GWB I rider charge; or (3) the contract owner or joint owner (or the annuitant, if the owner is a non-natural person) dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract and the spouse is less than 85 years old, you may not make additional purchase payments under the contract.


DESCRIPTION OF THE ENHANCED GUARANTEED WITHDRAWAL BENEFIT


We currently offer the Enhanced GWB rider instead of the GWB I rider. This version is the same as the GWB I rider described above, except with the following enhancements: (1) favorable treatment of required minimum distribution withdrawals; (2) availability of an optional reset every three contract years;
(3) waiver of the GWB rider charge if the Benefit Base is zero; and (4) ability to cancel the rider within a 90-day period following the fifth contract anniversary. A description of these features follows. Subject to state approval of the endorsement, we will endorse the contracts of owners who have elected the GWB I rider to provide them with enhancements (1), (2), and (3) described below.

REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. After the first contract year, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for that year, if such amounts are greater than your Annual Benefit Payment. YOU MUST BE ENROLLED IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Service Center.


OPTIONAL RESET. Starting with the third contract anniversary (as long as it is prior to the owner's 86th birthday), you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount. Similar to the Optional Reset described above for the GWB I rider, we must receive your request in writing within a 30-day period prior to that contract anniversary. You may elect an Optional Reset at any subsequent contract anniversary as long as it has been at least three years since the last Optional Reset and it is prior to the owner's 86th birthday.

GWB RIDER CHARGE. Unlike the GWB I rider described above, we will not continue to assess the GWB rider charge if your Benefit Base equals zero.


CANCELLATION OF THE ENHANCED GWB RIDER. You may elect to cancel the Enhanced GWB rider in accordance with our Administrative Procedures (currently we require you to submit your cancellation request in writing to our Annuity Service Center) during the 90-day period following your fifth contract anniversary. Such cancellation will take effect upon our receipt of your request. If you cancel the Enhanced GWB rider, you may not re-elect it.

GWB AND DECEDENT CONTRACTS

Note that the GWB I and Enhanced GWB are not appropriate for purchase by a beneficiary under a decedent's Non-Qualified Contract.


(See Appendix D for examples of the Enhanced GWB.)

8. PERFORMANCE

We periodically advertise subaccount performance relating to the investment portfolios. We will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the Separate Account product charges (including death benefit rider charge) and the investment portfolio expenses. It does not reflect the deduction of any applicable account fee, withdrawal charge or the GMIB or GWB rider charge. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures that reflect the deduction of the Separate Account product charges (including death benefit rider charge), account fee, withdrawal charge, GMIB or GWB rider charge, and the investment portfolio expenses.

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For periods starting prior to the date the contract was first offered, the performance will be based on the historical performance of the corresponding investment portfolios for the periods commencing from the date on which the particular investment portfolio was made available through the Separate Account.

In addition, the performance for the investment portfolios may be shown for the period commencing from the inception date of the investment portfolios. These figures should not be interpreted to reflect actual historical performance of the Separate Account.

We may, from time to time, include in our advertising and sales materials performance information for funds or investment accounts related to the investment portfolios and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

We may advertise the GMIB or GWB riders using illustrations showing how the benefit works with historical performance of specific investment portfolios or with a hypothetical rate of return (which rate will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the portfolio expenses of the underlying investment portfolios.

You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.

9. DEATH BENEFIT

UPON YOUR DEATH

If you die during the accumulation phase, we will pay a death benefit to your beneficiary(ies). The Principal Protection is the standard death benefit for your contract. At the time you purchase the contract, you can select the optional Annual Step-Up death benefit rider. If you are 80 years old or older at the effective date of your contract, you are not eligible to select the optional death benefit rider. For contracts issued prior to May 1, 2004, the Annual Step-Up is the standard death benefit for your contract. The death benefits are described below. Check your contract and riders for the specific provisions applicable. The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method. Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in good order.

If you have a joint owner, the death benefit will be paid when the first owner dies. Upon the death of either owner, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary, unless instructed otherwise.

If a non-natural person owns the contract, then the annuitant will be deemed to be the owner in determining the death benefit. If there are joint owners, the age of the oldest owner will be used to determine the death benefit amount.

STANDARD DEATH BENEFIT - PRINCIPAL PROTECTION

The death benefit will be the greater of:

(1)  the account value; or

(2) total purchase payments, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal.

If the owner is a natural person and the owner is changed to someone other than a spouse, the death benefit amount will be determined as defined above; however, subsection (2) will be changed to provide as follows: "the account value as of the effective date of the change of owner, increased by purchase payments received after the date of the change of owner, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal made after such date."

In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the death benefit amount will be determined in accordance with (1) or (2) above.

OPTIONAL DEATH BENEFIT - ANNUAL STEP-UP

If you select the Annual Step-Up death benefit rider, the death benefit will be the greatest of:

(1)  the account value; or

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(2)  total purchase payments, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal; or

(3)  the highest anniversary value, as defined below.

On the date we issue the contract, the highest anniversary value is equal to your initial purchase payment. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in account value attributable to each subsequent partial withdrawal. On each contract anniversary prior to your 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the account value on the date of the recalculation.

If the owner is a natural person and the owner is changed to someone other than a spouse, the death benefit is equal to the greatest of (1), (2) or (3); however, for purposes of calculating (2) and (3) above:

..    Subsection (2) is changed to provide: "The account value as of the effective date of the change of owner, increased by purchase payments received after the date of change of owner, and reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal made after such date;" and

..    for subsection (3), the highest anniversary value will be recalculated to equal your account value as of the effective date of the change of owner.

In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the death benefit is equal to the greatest of (1), (2) or (3).

GENERAL DEATH BENEFIT PROVISIONS

The death benefit amount remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to investment risk. This risk is borne by the beneficiary.


If the beneficiary under a tax qualified contract is the annuitant's spouse, the tax law generally allows distributions to begin by the year in which the annuitant would have reached 70 1/2 (which may be more or less than five years after the annuitant's death).


A beneficiary must elect the death benefit to be paid under one of the payment options (unless the owner has previously made the election). The entire death benefit must be paid within five years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. For non-qualified contracts, payment must begin within one year of the date of death. For tax qualified contracts, payment must begin no later than the end of the calendar year immediately following the year of death.


We may also offer a payment option, for both non-tax qualified contracts and certain tax qualified contracts, under which your beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts. If this option is elected, we will issue a new contract to your beneficiary in order to facilitate the distribution of payments. Your beneficiary may choose any optional death benefit available under the new contract. Upon the death of your beneficiary, the death benefit would be required to be distributed to your beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your beneficiary's death. (See "Federal Income Tax Status.") To the extent permitted under the tax law, and in accordance with our procedures, your designated beneficiary is permitted under our procedures to make additional purchase payments consisting of monies which are direct transfers (as permitted under tax law) from other tax qualified or non-tax qualified contracts, depending on which type of contract you own, held in the name of the decedent. Any such additional purchase payments would be subject to applicable withdrawal charges. Your beneficiary is also permitted to choose some of the optional benefits available under the contract, but certain contract provisions or programs may not be available.

If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days. Payment to the beneficiary under an annuity option may only be elected during the 60-day period beginning with the date we receive due proof of death. If we do not receive an election during such time, we will make a single lump sum payment to the beneficiary at the end of the 60-day period.


If the owner or a joint owner, who is not the annuitant, dies during the income phase, any remaining payments

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under the annuity option elected will continue at least as rapidly as under the method of distribution in effect at the time of the owner's death. Upon the death of the owner or a joint owner during the income phase, the beneficiary becomes the owner.

SPOUSAL CONTINUATION

If the primary beneficiary is the spouse of the owner, upon the owner's death, the beneficiary may elect to continue the contract in his or her own name. Upon such election, the account value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the owner. Any excess of the death benefit amount over the account value will be allocated to each applicable investment portfolio and/or the fixed account in the ratio that the account value in the investment portfolio and/or the fixed account bears to the total account value. Spousal continuation will not satisfy required minimum distribution rules for tax qualified contracts other than IRAs.

DEATH OF THE ANNUITANT

If the annuitant, not an owner or joint owner, dies during the accumulation phase, you automatically become the annuitant. You can select a new annuitant if you do not want to be the annuitant (subject to our then-current underwriting standards). However, if the owner is a non-natural person (for example, a corporation or a trust), then the death of the primary annuitant will be treated as the death of the owner, and a new annuitant may not be named.

Upon the death of the annuitant after annuity payments begin, the death benefit, if any, will be as provided for in the annuity option selected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

CONTROLLED PAYOUT


You may elect to have the death benefit proceeds paid to your beneficiary in the form of annuity payments for life or over a period of time that does not exceed your beneficiary's life expectancy. This election must be in writing in a form acceptable to us. You may revoke the election only in writing and only in a form acceptable to us. Upon your death, the beneficiary cannot revoke or modify your election. The Controlled Payout is only available to Non-Qualified Contracts (see "Federal Income Tax Status").


10. FEDERAL INCOME TAX STATUS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money, generally for retirement purposes. If you invest in an annuity contract as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a "Qualified Contract." The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. You should note that for any Qualified Contract, the tax deferred accrual feature is provided by the tax qualified retirement plan, and as a result there should be reasons other than tax deferral for acquiring the contract within a qualified plan.

If your annuity is independent of any formal retirement or pension plan, it is termed a "Non-Qualified Contract."

Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

TAXATION OF NON-QUALIFIED CONTRACTS

NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Non-Qualified Contracts owned by natural persons.

WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before

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the distribution over the owner's investment in the contract (generally, the premiums or other consideration paid for the contract, reduced by any amount previously distributed from the contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the owner's investment in the contract.

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.


It is conceivable that certain benefits or the charges for certain benefits such as any of the guaranteed death benefits and certain living benefits (E.G., the GWB riders), could be considered to be taxable each year as deemed distributions from the contract to pay for non-annuity benefits. We currently treat these charges and benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income until distributions are actually made. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charges or benefits could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.


The tax treatment of withdrawals under a Guaranteed Withdrawal Benefit is also uncertain. It is conceivable that the amount of potential gain could be determined based on the Benefit Base at the time of the withdrawal, if greater than the account value. This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the gross account value rather than the Benefit Base at the time of the withdrawal to determine gain. However, in cases where the maximum permitted withdrawal in any year under the GWB exceeds the gross account value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.

We reserve the right to change our tax reporting practices if we determine that they are not in accordance with IRS guidance (whether formal or informal).

ADDITIONAL PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:


..    made on or after the taxpayer reaches age 59 1/2;


..    made on or after the death of an owner;

..    attributable to the taxpayer's becoming disabled;

..    made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary; or

..    under certain immediate income annuities providing for substantially equal payments made at least annually.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. In general, the amount of each payment under a variable annuity payment option that can be excluded from federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of

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


such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated. Once the investment in the contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.

The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between the fixed account and variable investment portfolios, as well as transfers between investment portfolios after the annuity starting date. Consult your tax adviser.

TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Non-Qualified Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

See the Statement of Additional Information as well as "Death Benefit - General Death Benefit Provisions" in this prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the contract, a transfer or assignment of ownership of a Non-Qualified Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange or event should consult a tax adviser as to the tax consequences.

WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


MULTIPLE CONTRACTS. The tax law provides that deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your own tax advisor.


OWNERSHIP OF THE INVESTMENTS. In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the contract does not give the contract owner investment control over Separate Account assets, we reserve the right to modify the contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the contract.

FURTHER INFORMATION. We believe that the contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.


INDIVIDUAL RETIREMENT ACCOUNTS (IRAS). IRAs, as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2007, $4,000 plus, for an owner age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The contract (and appropriate IRA tax endorsements) have not yet been submitted to the IRS for review and approval as to form. Such approval is not required to constitute a valid Traditional IRA or SIMPLE IRA. Such approval does not constitute an IRS endorsement of the investment options and benefits offered under the contract. Traditional IRAs/SEPs, SIMPLE IRAs and Roth IRAs may not invest in life insurance. The contract may provide death benefits that could exceed the greater of premiums paid or the account balance. The final required minimum distribution income tax regulations generally treat such benefits as part of the annuity contract and not as life insurance and require the value of such benefits to be included in the participant's interest that is subject to the required minimum distribution rules.

SIMPLE IRA. A SIMPLE IRA permits certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $10,500 for 2007. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

ROTH IRA. A Roth IRA, as described in Code section 408A, permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.


PENSION PLANS. Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the contract. The contract includes optional death benefits that in some cases may exceed the greater of the premium payments or the account value.


TAX SHELTERED ANNUITIES. Tax Sheltered Annuities (TSA) that qualify under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.


Proposed income tax regulations issued in November 2004, would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract (or section 403(b)(7) custodial account), (b) significant restrictions on the ability of participants to direct proceeds between 403(b) annuity contracts and (c) new restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.


The proposed regulations will generally not be effective until taxable years beginning after December 31, 2007, at the earliest; and may not be relied on until issued in final form. However, certain aspects, including a proposed prohibition on use of life insurance under section 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final form.

SECTION 457(B) PLANS. An eligible 457(b) plan, while not actually a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, which must be a tax-exempt entity under section 501(c) of the Code, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

SEPARATE ACCOUNT CHARGES FOR DEATH BENEFITS. For contracts purchased under section 401(a) plans or 403(b) plans, certain death benefits could conceivably be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefits, in certain cases, may exceed this limitation employers using the contract in connection with such plans should consult their tax adviser. Additionally, it is conceivable that the explicit charges for, or the amount of the mortality and expense charges allocable to, such benefits may be considered taxable distributions.

OTHER TAX ISSUES. Qualified Contracts (including contracts under section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount that should have been, but was not, distributed.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of account value, as well as all living benefits) must be added to the account value in computing the amount required to be distributed over the applicable period.

The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax adviser to determine whether your variable income annuity will satisfy these rules for your own situation.

Distributions from Qualified Contracts generally are subject to withholding for the owner's federal income tax liability. The withholding rate varies according to the type of distribution and the owner's tax status. The owner will be provided the opportunity to elect not to have tax withheld from distributions.


"Eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457(b) plan that agrees to separately account for rollover contributions. Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

COMMUTATION FEATURES UNDER ANNUITY PAYMENT OPTIONS. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature are uncertain and the IRS may determine that the taxable amount of annuity payments and withdrawals received for any year could be greater than or less than the taxable amount reported by us. The exercise of the commutation feature also may result in adverse tax consequences including:


..    The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

..    The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.


..    The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to the U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.


TAX BENEFITS RELATED TO THE ASSETS OF THE SEPARATE ACCOUNT

We may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to contract owners because we are the owner of the assets from which the tax benefits are derived.


POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of the contract and do not intend the above discussion as tax advice.

11. OTHER INFORMATION

FIRST METLIFE INVESTORS


First MetLife Investors is a stock life insurance company that was organized under the laws of the State of New York on December 31, 1992. On June 1, 1995, a wholly owned subsidiary of General American Life Insurance Company purchased First MetLife Investors, which on that date changed its name to First Cova Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company acquired GenAmerica Corporation, the ultimate parent company of First MetLife Investors. We changed our name to First MetLife Investors Insurance Company on February 12, 2001. On December 31, 2002, First MetLife Investors became an indirect subsidiary of MetLife, Inc., the holding company of Metropolitan Life Insurance Company and a listed company on the New York Stock Exchange. On October 1, 2004, First MetLife Investors became a direct subsidiary of MetLife, Inc.

MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. First MetLife Investors is licensed to do business only in the State of New York.

For contracts issued on or before December 31, 2002, General American Life Insurance Company agreed to ensure that First MetLife Investors will have sufficient funds to meet obligations under the contracts. In the event an owner of such a contract presents a legitimate claim for payment, General American Life Insurance Company will pay such claim directly to the contract owner if First MetLife Investors is unable to make such payment. This guarantee is enforceable by such contract owners against General American Life Insurance Company directly without any requirement that contract owners first file a claim against First MetLife Investors. The guarantee agreement is binding on General American Life Insurance Company, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American Life Insurance Company's rating.

We are a member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

THE SEPARATE ACCOUNT

We have established a SEPARATE ACCOUNT, First MetLife Investors Variable Annuity Account One (Separate Account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the Separate Account under New York insurance law on December 31, 1992. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.

The assets of the Separate Account are held in First MetLife Investors' name on behalf of the Separate Account and legally belong to First MetLife Investors. The Separate Account is subject to the laws of the State of New York. However, those assets that underlie the contracts are not chargeable with liabilities arising out of any other business First MetLife Investors may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts First MetLife Investors may issue.

We reserve the right to transfer assets of the Separate Account to another account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your account value.


The amount of the guaranteed death benefit that exceeds the account value is paid from our general account. In addition, portions of the contract's guaranteed living benefits payable may exceed the amount of the account value and be paid from our general account. Benefit amounts paid from the general account are subject to the claims-paying ability of First MetLife Investors.


DISTRIBUTOR


We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (Distributor), 5 Park Plaza, Suite 1900, Irvine, CA 92614, for the distribution of the contracts. Distributor, and in certain cases, we, have entered into selling agreements with other selling firms for the sale of the contracts. We pay compensation to Distributor for sales of the contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.


Certain investment portfolios make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing shares of the investment portfolios. (See "Fee Tables and Examples - Investment Portfolio Expenses" and the fund prospectuses.) These payments range up to 0.25% of Separate Account assets invested in the particular investment portfolio.

SELLING FIRMS

As noted above, Distributor, and in certain cases, we, have entered into selling agreements with selling firms for the sale of the contracts. All selling firms receive commissions, and they may also receive some form of non-cash compensation. Certain selected selling firms receive additional compensation (described below under "Additional Compensation for Selected Selling Firms"). These commissions and other incentives or payments are not charged directly to contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from our general account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with the selling firms' internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

COMPENSATION PAID TO SELLING FIRMS. We and Distributor pay compensation to all selling firms in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable for contract sales and additional purchase payments by selling firms is 7% of purchase payments. Some selling firms may elect to receive a lower commission when a purchase payment is made, along with annual trail commissions up to 1.20% of account value (less purchase payments received within the previous 12 months) for so long as the contract remains in effect or as agreed in the selling agreement. We also pay commissions when a contract owner elects to begin receiving regular income payments (referred to as "annuity payments"). (See "Annuity Payments - The Income Phase.") Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.

Ask your registered representative for further information about what payments your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

ADDITIONAL COMPENSATION FOR SELECTED SELLING FIRMS. We and Distributor have entered into distribution arrangements with certain selected selling firms. Under these arrangements we and Distributor may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of our variable insurance contracts (including the contracts). Introduction fees are payments to selling firms in connection with the addition of our products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on account values of our variable insurance contracts (including account values of the contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the contracts in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives. We and Distributor have entered into such distribution agreements with selling firms identified in the Statement of Additional Information.


The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such additional compensation arrangements, ask your registered representative. (See the Statement of Additional Information - "Distribution" for a list of selling firms that received compensation during 2006, as well as the range of additional compensation paid.)


As described above in "Investment Options," certain investment portfolios offered in the contracts compensate us and/or certain affiliates for administrative or other services relating to the investment portfolios. These payments are based on a percentage of assets allocated to the portfolio. Pursuant to agreements with A.G. Edwards, we pay to them a percentage amount equal to all or a portion of these payments, and we pay similar percentage fees on assets allocated to certain portfolios of affiliated investment portfolios. As a result of these arrangements, A.G. Edwards may have an incentive to recommend to its customers the purchase of the contracts for which we pay amounts with respect to the investment portfolios. The fees may vary from investment portfolio to portfolio and they may be significant. It is conceivable that A.G. Edwards may have an incentive to recommend to customers, in connection with the A.G. Edwards asset allocation program, that they allocate purchase payments and account value to the investment portfolios that result in payment of amounts or payment of higher amounts. During 2006, the percentage fees ranged from 0.05% to 0.25%. For more information about the nature and extent of these fees, you should ask your A.G. Edwards registered representative.

Gallatin Asset Management, Inc., an affiliate of A.G. Edwards, serves as the subadviser of the Cyclical Growth and Income ETF Portfolio, the Cyclical Growth ETF Portfolio, the Strategic Growth and Income Portfolio, the Strategic Conservative Growth Portfolio, and the Strategic Growth Portfolio (the "Gallatin-Subadvised Portfolios"). Accordingly, A.G. Edwards may benefit from assets allocated to the Gallatin-Subadvised Portfolios to the extent such assets result in profits to Gallatin Asset Management, Inc. (See the Statement of Additional Information for Met Investors Series Trust for information on the management fees paid to Gallatin Asset Management, Inc. by Met Investors Advisory, LLC, the investment adviser of Met Investors Series Trust.) In addition, pursuant to agreements with A.G. Edwards, we pay to them a percentage fee on assets allocated to the Gallatin-Subadvised Portfolios in this and other contracts issued by us and/or our affiliates. It is conceivable that A.G. Edwards may have an incentive to recommend to customers that they allocate purchase payments and account value to the Gallatin-Subadvised Portfolios.


REQUESTS AND ELECTIONS

We will treat your request for a contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Service Center before the close of regular trading on the New York Stock Exchange on that day. We will treat your submission of a purchase payment as received by us if we receive a payment at our Annuity Service Center (or a designee receives a payment in accordance with the designee's administrative procedures) before the close of regular trading on the New York Stock Exchange on that day. If we receive the request, or if we (or our designee) receive the payment, after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request or payment will be treated as received on the next day when the New York Stock Exchange is open. Our Annuity Service Center is located at P.O. Box 10366, Des Moines, IA 50306-0366.

Requests for service may be made:

..    Through your registered representative


..    By telephone at (888) 562-2027, between the hours of 7:30AM and 5:30PM
     Central Time Monday through Thursday and 7:30AM and 5:00PM Central Time on Friday


..    In writing to our Annuity Service Center

..    By fax at (515) 457-4400 or

..    By Internet at www.metlifeinvestors.com

All other requests must be in written form, satisfactory to us.

We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Center to be effective. If acceptable to us, requests or elections relating to beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.

Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Center.

CONFIRMING TRANSACTIONS. We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

OWNERSHIP

OWNER. You, as the OWNER of the contract, have all the interest and rights under the contract.

These rights include the right to:

..    change the beneficiary.

..    change the annuitant before the annuity date (subject to our underwriting and administrative rules).

..    assign the contract (subject to limitation).

..    change the payment option.

..    exercise all other rights, benefits, options and privileges allowed by the contract or us.


The owner is as designated at the time the contract is issued, unless changed. Any change of owner is subject to our underwriting rules in effect at the time of the request.


JOINT OWNER. The contract can be owned by JOINT OWNERS, limited to two natural persons. Upon the death of either owner, the surviving owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary unless otherwise indicated.

BENEFICIARY. The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. If joint owners are named, unless you tell us otherwise, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary (unless you tell us otherwise).

ANNUITANT. The ANNUITANT is the natural person(s) on whose life we base annuity payments. You can change the annuitant at any time prior to the annuity date, unless an owner is not a natural person. Any reference to annuitant includes any joint annuitant under an annuity option. The owner and the annuitant do not have to be the same person except as required under certain sections of the Internal Revenue Code or under a GMIB rider (see "Annuity Payments (The Income Phase) - Guaranteed Minimum Income Benefit").


ASSIGNMENT. You can assign a Non-Qualified Contract at any time during your lifetime. We will not be bound by the assignment until the written notice of the assignment is recorded by us. We will not be liable for any payment or other action we take in accordance with the contract before we record the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.


If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

LEGAL PROCEEDINGS

In the ordinary course of business, First MetLife Investors, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, First MetLife Investors does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of

MetLife Investors Distribution Company to perform its contract with the Separate Account or of First MetLife Investors to meet its obligations under the contracts.

FINANCIAL STATEMENTS


Our financial statements and the financial statements of the Separate Account have been included in the SAI. The financial statements of General American Life have also been included in the SAI.


TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

     Company

     Experts

     Custodian

     Distribution

     Calculation of Performance Information

     Annuity Provisions

     Tax Status of the Contracts

     Condensed Financial Information

     Financial Statements

APPENDIX A
CONDENSED FINANCIAL INFORMATION


The following charts list the Condensed Financial Information (the accumulation unit value information for the accumulation units outstanding) for contracts issued as of December 31, 2006. See "Purchase - Accumulation Units" in the prospectus for information on how accumulation unit values are calculated. Chart 1 presents accumulation unit values for the lowest possible combination of separate account product charges and death benefit rider charges. Chart 2 presents accumulation unit values for the highest possible combination of such charges. The SAI contains the accumulation unit values for all other possible combinations of separate account product charges and death benefit rider charges. (See "Cover Page" for how to obtain a copy of the SAI.)


CHART 1


                                    1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 AIM VARIABLE INSURANCE FUNDS
 AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT (SERIES II)
   05/01/2004                             to  12/31/2004       19.834903         21.251446            0.0000
   01/01/2005                             to  12/31/2005       21.251446         22.777274            0.0000
   01/01/2006                             to  12/31/2006       22.777274         23.845946            0.0000
=============                            ==== ==========       =========         =========        ==========
 AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT (SERIES II)
   05/01/2004                             to  12/31/2004       15.412506         18.206389            0.0000
   01/01/2005                             to  12/31/2005       18.206389         21.153435          171.9118
   01/01/2006                             to  12/31/2006       21.153435         26.702840        1,399.7866
=============                            ==== ==========       =========         =========        ==========
 FIDELITY (Reg. TM) VARIABLE INSURANCE PRODUCTS
 VIP EQUITY-INCOME SUB-ACCOUNT (SERVICE CLASS 2)
   05/01/2004                             to  12/31/2004       48.855332         53.347764            0.0000
   01/01/2005                             to  12/31/2005       53.347764         55.594101            0.0000
   01/01/2006                             to  12/31/2006       55.594101         65.814753            0.0000
=============                            ==== ==========       =========         =========        ==========
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 TEMPLETON DEVELOPING MARKETS SECURITIES SUB-ACCOUNT (CLASS 2)
   05/01/2004                             to  12/31/2004        6.960610          8.557905        2,159.3919
   01/01/2005                             to  12/31/2005        8.557905         10.764717        4,614.5862
   01/01/2006                             to  12/31/2006       10.764717         13.610871        6,165.7404
=============                            ==== ==========       =========         =========        ==========
 TEMPLETON FOREIGN SECURITIES SUB-ACCOUNT (CLASS 2)
   05/01/2004                             to  12/31/2004       22.865318         26.352621        1,237.5188
   01/01/2005                             to  12/31/2005       26.352621         28.658472        1,045.8082
   01/01/2006                             to  12/31/2006       28.658472         34.356122        1,913.4815
=============                            ==== ==========       =========         =========        ==========
 MET INVESTORS SERIES TRUST
 MET/AIM CAPITAL APPRECIATION SUB-ACCOUNT (CLASS A)
   05/01/2006                             to  12/31/2006       15.099210         14.937184            0.0000
=============                            ==== ==========       =========         =========        ==========

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                    1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 MET/AIM SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005       11.448289         13.035149        35,121.4030
   01/01/2006                             to  12/31/2006       13.035149         14.692143        40,863.1766
=============                            ==== ==========       =========         =========        ===========
 MET/AIM SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY MFS (Reg. TM) NEW DISCOVERY SUB-ACCOUNT (SERVICE CLASS))
   05/01/2004                             to  12/31/2004       13.823168         14.565940         2,036.8427
   01/01/2005                             to  04/30/2005       14.565940         12.512507             0.0000
=============                            ==== ==========       =========         =========        ===========
 CYCLICAL GROWTH AND INCOME ETF SUB-ACCOUNT (CLASS B)
   09/30/2005                             to  12/31/2005       10.000000         10.132557             0.0000
   01/01/2006                             to  12/31/2006       10.132557         11.174895         2,021.8365
=============                            ==== ==========       =========         =========        ===========
 CYCLICAL GROWTH ETF SUB-ACCOUNT (CLASS B)
   09/30/2005                             to  12/31/2005       10.000000         10.170740             0.0000
   01/01/2006                             to  12/31/2006       10.170740         11.430018        12,266.1157
=============                            ==== ==========       =========         =========        ===========
 J.P. MORGAN QUALITY BOND SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  11/19/2004       14.664335         15.152734         1,705.2254
=============                            ==== ==========       =========         =========        ===========
 J.P. MORGAN SELECT EQUITY SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  11/19/2004       14.953016         16.069205             0.0000
=============                            ==== ==========       =========         =========        ===========
 LEGG MASON AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY JANUS AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  12/31/2004        6.611150          7.189929        45,289.7138
   01/01/2005                             to  12/31/2005        7.189929          8.060860        46,266.5427
   01/01/2006                             to  12/31/2006        8.060860          7.818713        55,271.3763
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       16.137459         17.204948        57,846.7109
   01/01/2005                             to  12/31/2005       17.204948         17.236958        64,115.2188
   01/01/2006                             to  12/31/2006       17.236958         18.571397        67,543.0854
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  (FORMERLY MFS (Reg. TM) HIGH INCOME SUB-ACCOUNT (SERVICE CLASS)
   05/01/2004                             to  12/31/2004       14.558790         15.650668         1,305.6127
   01/01/2005                             to  04/30/2005       15.650668         15.157397             0.0000
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  (FORMERLY VIP HIGH INCOME SUB-ACCOUNT (SERVICE CLASS 2))
   05/01/2004                             to  12/31/2004       16.605671         17.886929             0.0000
   01/01/2005                             to  04/30/2005       17.886929         17.207436             0.0000
=============                            ==== ==========       =========         =========        ===========

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                       1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       43.242312         47.937816        19,815.5006
  01/01/2005    to  12/31/2005       47.937816         48.925372        25,855.7185
  01/01/2006    to  12/31/2006       48.925372         56.884355        31,167.4647
============   ==== ==========       =========         =========       ============
 LORD ABBETT MID-CAP VALUE SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       20.314331         23.683379         1,830.7054
  01/01/2005    to  12/31/2005       23.683379         25.259591         3,650.8138
  01/01/2006    to  12/31/2006       25.259591         27.970108         5,848.3340
============   ==== ==========       =========         =========       ============
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        9.755208         11.208267        42,372.8417
  01/01/2005    to  12/31/2005       11.208267         12.880848        61,273.2139
  01/01/2006    to  12/31/2006       12.880848         16.092474        92,317.2322
============   ==== ==========       =========         =========       ============
 MONEY MARKET SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        9.999714          9.965778         3,168.1420
  01/01/2005    to  04/30/2005        9.965778          9.982068             0.0000
============   ==== ==========       =========         =========       ============
 NEUBERGER BERMAN REAL ESTATE SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005       12.499406         14.361086        31,366.5214
  01/01/2006    to  12/31/2006       14.361086         19.503665        34,475.1049
============   ==== ==========       =========         =========       ============
 NEUBERGER BERMAN REAL ESTATE SUB-ACCOUNT (CLASS B)
  (FORMERLY ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT SUB-ACCOUNT (CLASS B))
  05/01/2004    to  12/31/2004       15.206781         20.864603           600.7221
  01/01/2005    to  04/30/2005       20.864603         20.017625             0.0000
============   ==== ==========       =========         =========       ============
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        7.877115          8.370190       146,378.6929
  01/01/2005    to  12/31/2005        8.370190          8.651885       157,556.5445
  01/01/2006    to  12/31/2006        8.651885          9.190873       178,476.3395
============   ==== ==========       =========         =========       ============
 PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       11.676306         12.110712        56,067.7304
  01/01/2005    to  12/31/2005       12.110712         12.223413        86,336.1715
  01/01/2006    to  12/31/2006       12.223413         12.611070       148,756.4576
============   ==== ==========       =========         =========       ============
 MET/PUTNAM CAPITAL OPPORTUNITIES SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       12.771613         14.819977             0.0000
  01/01/2005    to  12/31/2005       14.819977         16.060762             0.0000
  01/01/2006    to  12/31/2006       16.060762         18.171642             0.0000
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                    1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 T. ROWE PRICE MID-CAP GROWTH SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004        6.284295          7.127233        88,995.1559
   01/01/2005                             to  12/31/2005        7.127233          8.064495       112,366.2205
   01/01/2006                             to  12/31/2006        8.064495          8.451316       136,354.3460
=============                            ==== ==========       =========         =========       ============
 THIRD AVENUE SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       11.999476         14.345408        50,250.5819
   01/01/2005                             to  12/31/2005       14.345408         16.352461        65,297.9291
   01/01/2006                             to  12/31/2006       16.352461         18.261325        75,158.9668
=============                            ==== ==========       =========         =========       ============
 VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005        9.998932         10.482927         2,912.0502
   01/01/2006                             to  12/31/2006       10.482927         12.009028        15,618.7333
=============                            ==== ==========       =========         =========       ============
 VAN KAMPEN MID-CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY LORD ABBETT GROWTH OPPORTUNITIES SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  12/31/2004        8.812961          9.792630             0.0000
   01/01/2005                             to  12/31/2005        9.792630         10.109348           833.6047
   01/01/2006                             to  12/31/2006       10.109348         10.814428         1,419.9235
=============                            ==== ==========       =========         =========       ============
 METROPOLITAN SERIES FUND, INC.
 BLACKROCK BOND INCOME SUB-ACCOUNT (CLASS B)
   11/19/2004                             to  12/31/2004       45.644690         45.825002             0.0000
   01/01/2005                             to  12/31/2005       45.825002         46.209352             0.0000
   01/01/2006                             to  12/31/2006       46.209352         47.501189           560.7078
=============                            ==== ==========       =========         =========       ============
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MONEY MARKET SUB-ACCOUNT (CLASS B))
   05/01/2005                             to  12/31/2005        9.982136         10.094014        15,099.6542
   01/01/2006                             to  12/31/2006       10.094014         10.417463        66,691.2808
=============                            ==== ==========       =========         =========       ============
 BLACKROCK STRATEGIC VALUE SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       16.173123         18.207351           535.0006
   01/01/2005                             to  12/31/2005       18.207351         18.675545           722.2320
   01/01/2006                             to  12/31/2006       18.675545         21.466160           420.5532
=============                            ==== ==========       =========         =========       ============
 CAPITAL GUARDIAN U.S. EQUITY SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       10.632445         11.417835             0.0000
   01/01/2005                             to  12/31/2005       11.417835         11.891041           475.2881
   01/01/2006                             to  12/31/2006       11.891041         12.892189           811.4080
=============                            ==== ==========       =========         =========       ============
 DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
   05/01/2004                             to  12/31/2004       11.077739         11.934370       132,380.2910
   01/01/2005                             to  12/31/2005       11.934370         12.974739       162,033.6756
   01/01/2006                             to  12/31/2006       12.974739         14.652624       195,254.4084
=============                            ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                       1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 FI INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B)
  (FORMERLY PUTNAM INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B))
  05/01/2004    to  12/31/2004       11.974762         13.688306             0.0000
  01/01/2005    to  12/31/2005       13.688306         15.888294             0.0000
  01/01/2006    to  12/31/2006       15.888294         18.228676             0.0000
============   ==== ==========       =========         =========        ===========
 FRANKLIN TEMPLETON SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        8.837372          9.791170             0.0000
  01/01/2005    to  12/31/2005        9.791170         10.089451         2,256.5897
  01/01/2006    to  12/31/2006       10.089451         10.927544         5,809.8236
============   ==== ==========       =========         =========        ===========
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        9.651722         10.496784        43,903.5479
  01/01/2005    to  12/31/2005       10.496784         11.764232        42,383.7329
  01/01/2006    to  12/31/2006       11.764232         11.905780        66,774.7781
============   ==== ==========       =========         =========        ===========
 MFS (Reg. TM) INVESTORS TRUST SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        7.729082          8.573655             0.0000
  01/01/2005    to  12/31/2005        8.573655          9.047333             0.0000
  01/01/2006    to  04/30/2006        9.047333          9.458778             0.0000
============   ==== ==========       =========         =========        ===========
 T. ROWE PRICE LARGE CAP SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       11.228408         12.175379         2,520.8481
  01/01/2005    to  12/31/2005       12.175379         12.779031         5,629.8657
  01/01/2006    to  12/31/2006       12.779031         14.239431        19,761.8740
============   ==== ==========       =========         =========        ===========
 T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY VIP GROWTH SUB-ACCOUNT (SERVICE CLASS 2))
  05/01/2004    to  12/31/2004       51.163633         53.195858         1,103.7349
  01/01/2005    to  12/31/2005       53.195858         55.400156         2,076.7910
  01/01/2006    to  04/30/2006       55.400156         57.897507             0.0000
============   ==== ==========       =========         =========        ===========
 T. ROWE PRICE SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       12.470698         13.304023             0.0000
  01/01/2005    to  12/31/2005       13.304023         14.539868             0.0000
  01/01/2006    to  12/31/2006       14.539868         14.873344             0.0000
============   ==== ==========       =========         =========        ===========
 WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       18.835831         19.981733             0.0000
  01/01/2005    to  12/31/2005       19.981733         20.229636             0.0000
  01/01/2006    to  12/31/2006       20.229636         20.932602             0.0000
============   ==== ==========       =========         =========        ===========

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                    1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 PIMCO VARIABLE INSURANCE TRUST
 PIMCO VIT HIGH YIELD SUB-ACCOUNT (ADMINISTRATIVE CLASS)
   05/01/2004                             to  12/31/2004       11.935368         12.947911             0.0000
   01/01/2005                             to  12/31/2005       12.947911         13.308426           410.8740
   01/01/2006                             to  12/31/2006       13.308426         14.333171         1,680.7392
=============                            ==== ==========       =========         =========       ============
 PIMCO VIT LOW DURATION SUB-ACCOUNT (ADMINISTRATIVE CLASS)
   05/01/2004                             to  12/31/2004       12.162693         12.240853             0.0000
   01/01/2005                             to  12/31/2005       12.240853         12.205636             0.0000
   01/01/2006                             to  12/31/2006       12.205636         12.527669             0.0000
=============                            ==== ==========       =========         =========       ============
 PIMCO VIT STOCKPLUS GROWTH AND INCOME SUB-ACCOUNT (ADMINISTRATIVE CLASS)
   05/01/2004                             to  12/31/2004       12.047022         13.152821             0.0000
   01/01/2005                             to  12/31/2005       13.152821         13.436290             0.0000
   01/01/2006                             to  12/31/2006       13.436290         15.239325             0.0000
=============                            ==== ==========       =========         =========       ============
 PUTNAM VARIABLE TRUST
 PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT (CLASS IB SHARES)
   05/01/2004                             to  12/31/2004       45.386183         49.298756             0.0000
   01/01/2005                             to  12/31/2005       49.298756         51.208076             0.0000
   01/01/2006                             to  12/31/2006       51.208076         58.591262             0.0000
=============                            ==== ==========       =========         =========       ============
 PUTNAM VT VISTA SUB-ACCOUNT (CLASS IB SHARES)
   05/01/2004                             to  12/31/2004       12.398267         14.133934             0.0000
   01/01/2005                             to  12/31/2005       14.133934         15.646903             0.0000
   01/01/2006                             to  12/31/2006       15.646903         16.287396             0.0000
=============                            ==== ==========       =========         =========       ============
 MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM
 METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT (CLASS B)
   05/01/2006                             to  12/31/2006       10.649911         11.183762       100,366.6768
=============                            ==== ==========       =========         =========       ============
 METLIFE MODERATE STRATEGY SUB-ACCOUNT (CLASS B)
   05/01/2006                             to  12/31/2006       11.061525         11.630632       563,015.5831
=============                            ==== ==========       =========         =========       ============
 MET INVESTORS SERIES TRUST - GALLATIN ASSET ALLOCATION PROGRAM
 STRATEGIC CONSERVATIVE GROWTH SUB-ACCOUNT (CLASS B)
   11/01/2006                             to  12/31/2006        9.949644         10.237889        11,234.8786
=============                            ==== ==========       =========         =========       ============
 STRATEGIC GROWTH SUB-ACCOUNT (CLASS B)
   11/01/2006                             to  12/31/2006        9.929644         10.315577             0.0000
=============                            ==== ==========       =========         =========       ============
 STRATEGIC GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
   11/01/2006                             to  12/31/2006        9.959644         10.201593             0.0000
=============                            ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)

CHART 2


                                    1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 AIM VARIABLE INSURANCE FUNDS
 AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT (SERIES II)
   05/01/2004                             to  12/31/2004       19.403176         20.761338             0.0000
   01/01/2005                             to  12/31/2005       20.761338         22.207661             0.0000
   01/01/2006                             to  12/31/2006       22.207661         23.203277             0.0000
=============                            ==== ==========       =========         =========        ===========
 AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT (SERIES II)
   05/01/2004                             to  12/31/2004       15.077094         17.786584             0.0000
   01/01/2005                             to  12/31/2005       17.786584         20.624526         3,965.7846
   01/01/2006                             to  12/31/2006       20.624526         25.983329         4,026.0200
=============                            ==== ==========       =========         =========        ===========
 FIDELITY (Reg. TM) VARIABLE INSURANCE PRODUCTS
 VIP EQUITY-INCOME SUB-ACCOUNT (SERVICE CLASS 2)
   05/01/2004                             to  12/31/2004       47.168508         51.437589             0.0000
   01/01/2005                             to  12/31/2005       51.437589         53.496731           144.2633
   01/01/2006                             to  12/31/2006       53.496731         63.205667           137.4097
=============                            ==== ==========       =========         =========        ===========
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 TEMPLETON DEVELOPING MARKETS SECURITIES SUB-ACCOUNT (CLASS 2)
   05/01/2004                             to  12/31/2004        6.847729          8.407970         9,238.5471
   01/01/2005                             to  12/31/2005        8.407970         10.555071        21,434.1561
   01/01/2006                             to  12/31/2006       10.555071         13.319212        25,613.6945
=============                            ==== ==========       =========         =========        ===========
 TEMPLETON FOREIGN SECURITIES SUB-ACCOUNT (CLASS 2)
   05/01/2004                             to  12/31/2004       22.322642         25.693100         1,631.3885
   01/01/2005                             to  12/31/2005       25.693100         27.885593         6,035.9229
   01/01/2006                             to  12/31/2006       27.885593         33.363009        12,370.0475
=============                            ==== ==========       =========         =========        ===========
 MET INVESTORS SERIES TRUST
 MET/AIM CAPITAL APPRECIATION SUB-ACCOUNT (CLASS A)
   05/01/2006                             to  12/31/2006       14.783359         14.605328             0.0000
=============                            ==== ==========       =========         =========        ===========
 MET/AIM SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005       11.402499         12.965826        87,535.3799
   01/01/2006                             to  12/31/2006       12.965826         14.584886        94,251.6135
=============                            ==== ==========       =========         =========        ===========
 MET/AIM SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY MFS (Reg. TM) NEW DISCOVERY SUB-ACCOUNT (SERVICE CLASS))
   05/01/2004                             to  12/31/2004       13.657809         14.372612         5,538.7319
   01/01/2005                             to  04/30/2005       14.372612         12.338375             0.0000
=============                            ==== ==========       =========         =========        ===========

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                    1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 CYCLICAL GROWTH AND INCOME ETF SUB-ACCOUNT (CLASS B)
   09/30/2005                             to  12/31/2005       10.000000         10.127506             0.0000
   01/01/2006                             to  12/31/2006       10.127506         11.147068        94,058.7167
=============                            ==== ==========       =========         =========       ============
 CYCLICAL GROWTH ETF SUB-ACCOUNT (CLASS B)
   09/30/2005                             to  12/31/2005       10.000000         10.165670             0.0000
   01/01/2006                             to  12/31/2006       10.165670         11.401556        90,102.7374
=============                            ==== ==========       =========         =========       ============
 J.P. MORGAN QUALITY BOND SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  11/19/2004       14.431310         14.895701         2,756.1620
=============                            ==== ==========       =========         =========       ============
 J.P. MORGAN SELECT EQUITY SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  11/19/2004       14.715388         15.796607             0.0000
=============                            ==== ==========       =========         =========       ============
 LEGG MASON AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY JANUS AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  12/31/2004        6.597854          7.165960       153,692.0100
   01/01/2005                             to  12/31/2005        7.165960          8.017990       124,795.4756
   01/01/2006                             to  12/31/2006        8.017990          7.761627       138,111.2617
=============                            ==== ==========       =========         =========       ============
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       16.104967         17.147561        88,505.9689
   01/01/2005                             to  12/31/2005       17.147561         17.145239        87,046.3647
   01/01/2006                             to  12/31/2006       17.145239         18.435781        83,371.9884
=============                            ==== ==========       =========         =========       ============
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  (FORMERLY MFS (Reg. TM) HIGH INCOME SUB-ACCOUNT (SERVICE CLASS)
   05/01/2004                             to  12/31/2004       14.305507         15.358021         2,390.9489
   01/01/2005                             to  04/30/2005       15.358021         14.864274             0.0000
=============                            ==== ==========       =========         =========       ============
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  (FORMERLY VIP HIGH INCOME SUB-ACCOUNT (SERVICE CLASS 2))
   05/01/2004                             to  12/31/2004       15.998431         17.210010             0.0000
   01/01/2005                             to  04/30/2005       17.210010         16.545435             0.0000
=============                            ==== ==========       =========         =========       ============
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       43.155329         47.778007        62,237.9798
   01/01/2005                             to  12/31/2005       47.778007         48.665131        69,251.9959
   01/01/2006                             to  12/31/2006       48.665131         56.469091        67,619.1876
=============                            ==== ==========       =========         =========       ============
 LORD ABBETT MID-CAP VALUE SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       20.043768         23.336992         6,171.2649
   01/01/2005                             to  12/31/2005       23.336992         24.840578        14,535.4897
   01/01/2006                             to  12/31/2006       24.840578         27.451333        22,541.0329
=============                            ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                       1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        9.735580         11.170897        91,186.4513
  01/01/2005    to  12/31/2005       11.170897         12.812338        92,350.3609
  01/01/2006    to  12/31/2006       12.812338         15.975005       126,791.4926
============   ==== ==========       =========         =========       ============
 MONEY MARKET SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        9.979567          9.932521        47,476.6178
  01/01/2005    to  04/30/2005        9.932521          9.942272             0.0000
============   ==== ==========       =========         =========       ============
 NEUBERGER BERMAN REAL ESTATE SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005       12.474308         14.313282        36,094.3837
  01/01/2006    to  12/31/2006       14.313282         19.400065        44,060.5876
============   ==== ==========       =========         =========       ============
 NEUBERGER BERMAN REAL ESTATE SUB-ACCOUNT (CLASS B)
  (FORMERLY ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT SUB-ACCOUNT (CLASS B))
  05/01/2004    to  12/31/2004       15.115025         20.711273         1,330.7397
  01/01/2005    to  04/30/2005       20.711273         19.857551             0.0000
============   ==== ==========       =========         =========       ============
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        7.861263          8.342276       214,788.6867
  01/01/2005    to  12/31/2005        8.342276          8.605857       225,658.2476
  01/01/2006    to  12/31/2006        8.605857          9.123759       222,447.0904
============   ==== ==========       =========         =========       ============
 PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       11.652784         12.070302        88,280.1840
  01/01/2005    to  12/31/2005       12.070302         12.158353       112,896.2008
  01/01/2006    to  12/31/2006       12.158353         12.518956       142,459.0355
============   ==== ==========       =========         =========       ============
 MET/PUTNAM CAPITAL OPPORTUNITIES SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       12.568596         14.565078             0.0000
  01/01/2005    to  12/31/2005       14.565078         15.753095             0.0000
  01/01/2006    to  12/31/2006       15.753095         17.788034             0.0000
============   ==== ==========       =========         =========       ============
 T. ROWE PRICE MID-CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        6.271657          7.103474        89,562.8713
  01/01/2005    to  12/31/2005        7.103474          8.021608       145,907.9142
  01/01/2006    to  12/31/2006        8.021608          8.389616       195,982.7087
============   ==== ==========       =========         =========       ============
 THIRD AVENUE SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       11.975352         14.297607       107,238.2308
  01/01/2005    to  12/31/2005       14.297607         16.265528       112,731.6390
  01/01/2006    to  12/31/2006       16.265528         18.128055       137,269.6314
============   ==== ==========       =========         =========       ============
 VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        9.998767         10.468869        16,065.7439
  01/01/2006    to  12/31/2006       10.468869         11.969030        52,431.1324
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                    1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 VAN KAMPEN MID-CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY LORD ABBETT GROWTH OPPORTUNITIES SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  12/31/2004        8.756346          9.716826         1,609.5350
   01/01/2005                             to  12/31/2005        9.716826         10.011111         1,767.7304
   01/01/2006                             to  12/31/2006       10.011111         10.687997         1,814.4425
=============                            ==== ==========       =========         =========       ============
 METROPOLITAN SERIES FUND, INC.
 BLACKROCK BOND INCOME SUB-ACCOUNT (CLASS B)
   11/19/2004                             to  12/31/2004       43.745889         43.908593             0.0000
   01/01/2005                             to  12/31/2005       43.908593         44.188654         1,273.6777
   01/01/2006                             to  12/31/2006       44.188654         45.333507         3,171.1301
=============                            ==== ==========       =========         =========       ============
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MONEY MARKET SUB-ACCOUNT (CLASS B))
   05/01/2005                             to  12/31/2005        9.942177         10.040284       123,613.0101
   01/01/2006                             to  12/31/2006       10.040284         10.341366       170,795.4661
=============                            ==== ==========       =========         =========       ============
 BLACKROCK STRATEGIC VALUE SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       16.049731         18.044500           654.5534
   01/01/2005                             to  12/31/2005       18.044500         18.471644         1,019.7880
   01/01/2006                             to  12/31/2006       18.471644         21.189493           607.8582
=============                            ==== ==========       =========         =========       ============
 CAPITAL GUARDIAN U.S. EQUITY SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       10.589837         11.357010             0.0000
   01/01/2005                             to  12/31/2005       11.357010         11.804135             0.0000
   01/01/2006                             to  12/31/2006       11.804135         12.772469        38,792.9255
=============                            ==== ==========       =========         =========       ============
 DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
   05/01/2004                             to  12/31/2004       11.055459         11.894586       247,828.3455
   01/01/2005                             to  12/31/2005       11.894586         12.905737       268,725.8698
   01/01/2006                             to  12/31/2006       12.905737         14.545670       340,554.1167
=============                            ==== ==========       =========         =========       ============
 FI INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B)
  (FORMERLY PUTNAM INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  12/31/2004       11.667009         13.318846             0.0000
   01/01/2005                             to  12/31/2005       13.318846         15.428671             0.0000
   01/01/2006                             to  12/31/2006       15.428671         17.666084         7,050.7630
=============                            ==== ==========       =========         =========       ============
 FRANKLIN TEMPLETON SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004        8.784337          9.719514           354.8310
   01/01/2005                             to  12/31/2005        9.719514          9.995667        12,893.1977
   01/01/2006                             to  12/31/2006        9.995667         10.804390        19,163.7468
=============                            ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                        1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                         NUMBER OF
                                   ACCUMULATION      ACCUMULATION       ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT          UNITS
                                   BEGINNING OF         END OF         OUTSTANDING AT
                                      PERIOD            PERIOD         END OF PERIOD
                                 ---------------   ---------------   -----------------
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        9.632312         10.461794         114,553.0550
  01/01/2005    to  12/31/2005       10.461794         11.701673         116,727.5317
  01/01/2006    to  12/31/2006       11.701673         11.818868         134,257.3777
============   ==== ==========       =========         =========         ============
 MFS (Reg. TM) INVESTORS TRUST SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        7.651943          8.476841             574.2851
  01/01/2005    to  12/31/2005        8.476841          8.927355             571.4043
  01/01/2006    to  04/30/2006        8.927355          9.327315               0.0000
============   ==== ==========       =========         =========         ============
 T. ROWE PRICE LARGE CAP SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       11.105880         12.026561           8,351.8790
  01/01/2005    to  12/31/2005       12.026561         12.597694          15,513.3176
  01/01/2006    to  12/31/2006       12.597694         14.009405          35,373.0958
============   ==== ==========       =========         =========         ============
 T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY VIP GROWTH SUB-ACCOUNT (SERVICE CLASS 2))
  05/01/2004    to  12/31/2004       49.396368         51.290314           3,102.2949
  01/01/2005    to  12/31/2005       51.290314         53.309267           7,472.3586
  01/01/2006    to  04/30/2006       53.309267         55.676368               0.0000
============   ==== ==========       =========         =========         ============
 T. ROWE PRICE SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       12.293010         13.097077               0.0000
  01/01/2005    to  12/31/2005       13.097077         14.285200               0.0000
  01/01/2006    to  12/31/2006       14.285200         14.583703             313.5519
============   ==== ==========       =========         =========         ============
 WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       18.480982         19.579325             353.6221
  01/01/2005    to  12/31/2005       19.579325         19.782744             541.6149
  01/01/2006    to  12/31/2006       19.782744         20.429400             449.1458
============   ==== ==========       =========         =========         ============
 PIMCO VARIABLE INSURANCE TRUST
 PIMCO VIT HIGH YIELD SUB-ACCOUNT (ADMINISTRATIVE CLASS)
  05/01/2004    to  12/31/2004       11.792697         12.776191               0.0000
  01/01/2005    to  12/31/2005       12.776191         13.105759           2,913.2401
  01/01/2006    to  12/31/2006       13.105759         14.086782           6,332.4594
============   ==== ==========       =========         =========         ============
 PIMCO VIT LOW DURATION SUB-ACCOUNT (ADMINISTRATIVE CLASS)
  05/01/2004    to  12/31/2004       12.036546         12.097844           2,606.1813
  01/01/2005    to  12/31/2005       12.097844         12.039003           2,921.9780
  01/01/2006    to  12/31/2006       12.039003         12.332021           3,815.3998
============   ==== ==========       =========         =========         ============
 PIMCO VIT STOCKPLUS GROWTH AND INCOME SUB-ACCOUNT (ADMINISTRATIVE CLASS)
  05/01/2004    to  12/31/2004       11.895202         12.969860               0.0000
  01/01/2005    to  12/31/2005       12.969860         13.222995               0.0000
  01/01/2006    to  12/31/2006       13.222995         14.967535               0.0000
============   ==== ==========       =========         =========         ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                    1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 PUTNAM VARIABLE TRUST
 PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT (CLASS IB SHARES)
   05/01/2004                             to  12/31/2004       43.934444         47.658643             0.0000
   01/01/2005                             to  12/31/2005       47.658643         49.405839             0.0000
   01/01/2006                             to  12/31/2006       49.405839         56.416590           193.8358
=============                            ==== ==========       =========         =========       ============
 PUTNAM VT VISTA SUB-ACCOUNT (CLASS IB SHARES)
   05/01/2004                             to  12/31/2004       12.217615         13.909535             0.0000
   01/01/2005                             to  12/31/2005       13.909535         15.367824             0.0000
   01/01/2006                             to  12/31/2006       15.367824         15.965015             0.0000
=============                            ==== ==========       =========         =========       ============
 MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM
 METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT (CLASS B)
   05/01/2006                             to  12/31/2006       10.618221         11.135709        67,208.8493
=============                            ==== ==========       =========         =========       ============
 METLIFE MODERATE STRATEGY SUB-ACCOUNT (CLASS B)
   05/01/2006                             to  12/31/2006       11.028614         11.580662       925,507.1147
=============                            ==== ==========       =========         =========       ============
 MET INVESTORS SERIES TRUST - GALLATIN ASSET ALLOCATION PROGRAM
 STRATEGIC CONSERVATIVE GROWTH SUB-ACCOUNT (CLASS B)
   11/01/2006                             to  12/31/2006        9.949589         10.235141        62,122.8965
=============                            ==== ==========       =========         =========       ============
 STRATEGIC GROWTH SUB-ACCOUNT (CLASS B)
   11/01/2006                             to  12/31/2006        9.929589         10.312809        67,935.1527
=============                            ==== ==========       =========         =========       ============
 STRATEGIC GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
   11/01/2006                             to  12/31/2006        9.959589         10.198856         7,120.1691
=============                            ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


DISCONTINUED INVESTMENT PORTFOLIOS. The following investment options are no longer available for allocations of new purchase payments or transfers of account value (excluding rebalancing and dollar cost averaging programs in existence at the time of closing): (a) Goldman Sachs Variable Insurance Trust:
Goldman Sachs Global Income Fund and Goldman Sachs Internet Tollkeeper Fund (closed effective April 25, 2002); (b) Scudder Variable Series II: Scudder Government & Agency Securities Portfolio and Scudder Small Cap Growth Portfolio (closed effective May 1, 2002); (c) Met Investors Series Trust: Lord Abbett Growth and Income Portfolio (Class A) and for contracts issued prior to May 1, 2002, Lord Abbett Bond Debenture Portfolio (Class A) (closed effective May 1,
2004) and for contracts issued prior to May 1, 2003, Lord Abbett Mid-Cap Value Portfolio (Class A), MFS (Reg. TM) Research International Portfolio (Class A);
T. Rowe Price Mid-Cap Growth Portfolio (Class A) (closed effective May 1, 2004); Third Avenue Small Cap Value Portfolio (Class A) (closed effective May 1, 2005); and Met/AIM Capital Appreciation Portfolio (Class E) (closed effective April 30,
2007); (d) PIMCO Variable Insurance Trust (Administrative Class): PIMCO VIT Total Return Portfolio (closed effective November 22, 2004); (e) AIM Variable Insurance Funds (Series II Shares): AIM V.I. Capital Appreciation Fund (closed effective May 1, 2006); (f) AIM Variable Insurance Funds (Series I Shares): AIM V.I. Capital Appreciation Fund (closed effective November 13, 2006); (g) Metropolitan Series Fund, Inc.: T. Rowe Price Small Cap Growth Portfolio (Class
A) (closed effective April 30, 2007).


Effective as of April 28, 2003, the following investment portfolios of the Met Investors Series Trust were merged: J.P. Morgan Enhanced Index Portfolio merged into the Lord Abbett Growth and Income Portfolio; J.P. Morgan International Equity Portfolio merged into the MFS (Reg. TM) Research International Portfolio; and Lord Abbett Developing Growth Portfolio merged into the Lord Abbett Growth Opportunities Portfolio. Effective as of May 1, 2004, the MFS (Reg. TM) Research Managers Portfolio was merged into the MFS (Reg. TM) Investors Trust Portfolio, both of the Metropolitan Series Fund, Inc.

Effective as of May 1, 2004, the following investment portfolios were replaced:
(a) AIM Variable Insurance Funds: for contracts issued on or after May 1, 2002, the AIM V.I. Premier Equity Fund (Series II) was replaced with the Lord Abbett Growth and Income Fund (Class B); (b) AllianceBernstein Variable Products Series Fund, Inc. (Class B): the AllianceBernstein Premier Growth Portfolio was replaced with the Janus Aggressive Growth Portfolio (Class B) of the Met Investors Series Trust; the AllianceBernstein Value Portfolio (closed effective May 1, 2003) was replaced with the Lord Abbett Growth and Income Portfolio (Class B) of the Met Investors Series Trust; and the AllianceBernstein Small Cap Value Portfolio (closed effective May 1, 2003) was replaced with the Third Avenue Small Cap Value Portfolio (Class B) of the Met Investors Series Trust;
(c) American Century Variable Portfolios, Inc.: the American Century VP Income & Growth Fund (closed effective May 1, 2003) was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of the Met Investors Series Trust; the American Century VP Value Fund (closed effective May 1, 2003) was replaced with the Lord Abbett Mid-Cap Value Portfolio (Class A) of the Met Investors Series Trust; and the American Century VP International Fund (closed effective May 1,
2003) was replaced with the MFS (Reg. TM) Research International Portfolio (Class A) of the Met Investors Series Trust; (d) Dreyfus Variable Investment Fund (Service Shares): the Dreyfus VIF - Disciplined Stock Portfolio (closed effective May 1, 2003) and the Dreyfus VIF - Appreciation Portfolio (closed effective May 1, 2003) were replaced with the Oppenheimer Capital Appreciation Portfolio (Class B) of the Met Investors Series Trust; (e) Franklin Templeton Variable Insurance Products Trust (Class 2): the Franklin Small Cap Fund (closed effective May 1, 2004) was replaced with the T. Rowe Price Small Cap Growth Fund (Class B) of the Metropolitan Series Fund, Inc.; and the Mutual Shares Securities Fund (closed effective May 1, 2004) was replaced with the Lord Abbett Growth and Income Portfolio (Class B) of the Met Investors Series Trust; (f) Goldman Sachs Variable Insurance Trust ("GSVIT"): the GSVIT Growth and Income Fund (closed effective May 1, 2002) was replaced with the Lord Abbett Growth and Income Fund (Class A) of the Met Investors Series Trust; and the GSVIT International Equity Fund (closed effective May 1, 2002) was replaced with the MFS (Reg. TM) Research International Portfolio (Class A) of the Met Investors Series Trust; (g) INVESCO Variable Investment Funds, Inc.: the INVESCO VIF-Dynamics Fund (closed

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)

effective May 1, 2003) was replaced with the T. Rowe Price Mid-Cap Growth Portfolio (Class A) of the Met Investors Series Trust; and the INVESCO VIF-High Yield Fund (closed effective May 1, 2002) was replaced with the Lord Abbett Bond Debenture Portfolio (Class A) of Met Investors Series Trust; (h) Liberty Variable Investments: the Newport Tiger Fund, Variable Series (Class A) (closed effective May 1, 2002) was replaced with the MFS (Reg. TM) Research International Portfolio (Class A) of the Met Investors Series Trust; (i) MFS (Reg. TM) Variable Insurance Trust (Service Class): MFS (Reg. TM) Research Series (closed effective May 1, 2003) was replaced with the Oppenheimer Capital Appreciation Portfolio (Class B) of the Met Investors Series Trust; MFS (Reg.
TM) Emerging Growth Series (closed effective May 1, 2004) was replaced with the
T. Rowe Price Large Cap Growth Portfolio (Class B) of the Metropolitan Series Fund; and the MFS (Reg. TM) Strategic Income Series (closed effective May 1,
2004) was replaced with the Salomon Brothers Strategic Bond Opportunities Portfolio (Class B) of the Metropolitan Series Fund; (j) Putnam Variable Trust (Class B): Putnam VT New Value Fund (closed effective May 1, 2003) was replaced with the Lord Abbett Growth and Income Fund (Class B) of the Met Investors Series Trust; and the Putnam VT International New Opportunities Fund (closed effective May 1, 2003) was replaced with the MFS (Reg. TM) Research International Portfolio of the Met Investors Series Trust; (k) Scudder Variable Series I, (Class B): the Scudder International Portfolio (closed effective May 1, 2003) was replaced with the MFS (Reg. TM) Research International Portfolio (Class B) of the Met Investors Series Trust.

Effective as of November 22, 2004, the following investment portfolios of the Met Investors Series Trust were merged: J.P. Morgan Select Equity Portfolio of the Met Investors Series Trust was merged into the Capital Guardian U.S. Equity Portfolio of the Metropolitan Series Fund, Inc.; and J.P. Morgan Quality Bond Portfolio of the Met Investors Series Trust was merged into the PIMCO Total Return Portfolio of the Met Investors Series Trust.

Effective as of May 1, 2005, the Money Market Portfolio of the Met Investors Series Trust merged into the BlackRock Money Market Portfolio of the Metropolitan Series Fund, Inc.

Effective as of May 1, 2005, the following investment portfolios were replaced:
(a) AIM Variable Insurance Funds: the AIM V.I. Premier Equity Fund (Series I) was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of the Met Investors Series Trust; (b) AllianceBernstein Variable Products Series Fund,
Inc.: the AllianceBernstein Real Estate Investment Portfolio (Class B) was replaced with the Neuberger Berman Real Estate Portfolio (Class B) of the Met Investors Series Trust; (c) the Dreyfus Stock Index Fund (Service Class) was replaced with the MetLife Stock Index Portfolio (Class B) of the Metropolitan Series Fund, Inc.; (d) MFS (Reg. TM) Variable Insurance Trust: the MFS (Reg. TM) High Income Series (Service Class) was replaced with the Lord Abbett Bond Debenture Portfolio (Class B) of the Met Investors Series Trust; and the MFS (Reg. TM) New Discovery Series (Service Class) was replaced with the Met/AIM Small Cap Growth Portfolio (Class B) of the Met Investors Series Trust; (e) Putnam Variable Trust: the Putnam VT International Equity Fund (Class IB) was replaced with the MFS (Reg. TM) Research International Portfolio (Class B) of the Met Investors Series Trust; (f) Scudder Variable Series II: the SVS Dreman Small Cap Value Portfolio (Class A) was replaced with the Third Avenue Small Cap Value Portfolio (Class A) of the Met Investors Series Trust; and (g) Fidelity Variable Insurance Products: the VIP High Income Portfolio (Service Class 2) was replaced with the Lord Abbett Bond Debenture Portfolio (Class B) of the Met Investors Series Trust.

Effective as of May 1, 2006, the MFS (Reg. TM) Investors Trust Portfolio (Class
B) of the Metropolitan Series Fund, Inc. merged into the Legg Mason Value Equity Portfolio (Class B) of the Met Investors Series Trust.

Effective as of May 1, 2006, Fidelity Variable Insurance Products: VIP Growth Portfolio (Service Class 2) was replaced with the T. Rowe Price Large Cap Growth Portfolio (Class B) of the Metropolitan Series Fund, Inc.

Effective as of May 1, 2006, the following investment portfolios were renamed:
(a) Metropolitan Series Fund, Inc.: Salomon Brothers Strategic Bond Opportunities Portfolio (Class B) was renamed Metropolitan Series Fund, Inc.:
Western Asset Management Strategic Bond Opportunities Portfolio (Class B); (b) Scudder Variable

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


Series II: Scudder Government & Agency Securities Portfolio (closed effective May 1, 2002) was renamed DWS Variable Series II: DWS Government & Agency Securities Portfolio (closed effective May 1, 2002); and (c) Scudder Variable Series II: Scudder Small Cap Growth Portfolio (closed effective May 1, 2002) was renamed DWS Variable Series II: DWS Small Cap Growth Portfolio (closed effective May 1, 2002).

Effective as of April 30, 2007, the Met/Putnam Capital Opportunities Portfolio (Class B) of the Met Investors Series Trust merged into the Lazard Mid-Cap Portfolio (Class B) of the Met Investors Series Trust.

Effective as of April 30, 2007, (a) AIM Variable Insurance Funds: AIM V.I. Capital Appreciation Fund (Series I Shares) (closed effective November 13, 2006) was replaced with Met Investors Series Trust: Met/AIM Capital Appreciation Portfolio (Class A); (b) AIM Variable Insurance Funds: AIM V.I. Capital Appreciation Fund (Series II Shares) (closed effective May 1, 2006) was replaced with Met Investors Series Trust: Met/AIM Capital Appreciation Portfolio (Class
E); (c) DWS Variable Series II: DWS Small Cap Growth Portfolio (Class A) (closed effective May 1, 2002) was replaced with Metropolitan Series Fund, Inc.: T. Rowe Price Small Cap Growth Portfolio (Class A); and (d) MFS (Reg. TM) Variable Insurance Trust: MFS (Reg. TM) Investors Trust Series (Service Class) was replaced with Metropolitan Series Fund, Inc.: Capital Guardian U.S. Equity Portfolio (Class B).


YOU SHOULD READ THE PROSPECTUSES FOR THESE DISCONTINUED INVESTMENT PORTFOLIOS FOR MORE INFORMATION ON FEES, CHARGES, INVESTMENT OBJECTIVES AND RISKS. A COPY OF THE FUND PROSPECTUSES HAS PREVIOUSLY BEEN PROVIDED TO YOU.

APPENDIX B

PARTICIPATING INVESTMENT PORTFOLIOS

Below are the advisers and subadvisers and investment objectives of each investment portfolio available under the contract. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

AIM VARIABLE INSURANCE FUNDS (SERIES II SHARES)

AIM Variable Insurance Funds is a mutual fund with multiple portfolios. AIM Advisors, Inc. is the investment adviser to each portfolio. The following Series II portfolios are available under the contract:

AIM V.I. INTERNATIONAL GROWTH FUND

INVESTMENT OBJECTIVE: The Fund's investment objective is to provide long-term growth of capital.

FIDELITY VARIABLE INSURANCE PRODUCTS (SERVICE CLASS 2)

Fidelity Variable Insurance Products is a variable insurance product portfolio fund with multiple portfolios. Fidelity Management & Research Company is the investment manager. FMR Co., Inc. is the subadviser for the fund. The following Service Class 2 portfolios are available under the contract:

VIP EQUITY-INCOME PORTFOLIO

INVESTMENT OBJECTIVE: The Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)

Franklin Templeton Variable Insurance Products Trust currently consists of 22 separate series (the Fund or Funds). Funds may be available in multiple classes:
Class 1, Class 2 and Class 3. The portfolios available in connection with your contract are Class 2 shares. Templeton Asset Management Ltd. is the investment adviser for the Templeton Developing Markets Securities Fund and Templeton Investment Counsel, LLC is the investment adviser for the Templeton Foreign Securities Fund. The following Class 2 portfolios are available under the contract:

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

INVESTMENT OBJECTIVE: The Fund's investment goal is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in emerging market investments. Emerging market investments generally include equity securities that trade in emerging markets or are issued by companies that derive significant revenue from goods, services, or sales produced, or have their principal activities or significant assets in emerging market countries.

TEMPLETON FOREIGN SECURITIES FUND

INVESTMENT OBJECTIVE: The Fund's investment goal is long-term capital growth.

MET INVESTORS SERIES TRUST (CLASS B OR CLASS A, AS NOTED)


Met Investors Series Trust is managed by Met Investors Advisory LLC, which is an affiliate of First MetLife Investors. Met Investors Series Trust is a mutual fund with multiple portfolios. The following Class B or Class A, as noted, portfolios are available under the contract:


MET/AIM CAPITAL APPRECIATION PORTFOLIO (CLASS A)

SUBADVISER: AIM Capital Management, Inc.


INVESTMENT OBJECTIVE: The Met/AIM Capital Appreciation Portfolio seeks capital appreciation.


MET/AIM SMALL CAP GROWTH PORTFOLIO

SUBADVISER: AIM Capital Management, Inc.

INVESTMENT OBJECTIVE: The Met/AIM Small Cap Growth Portfolio seeks long-term growth of capital.

CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

SUBADVISER: Gallatin Asset Management, Inc.

INVESTMENT OBJECTIVE: The Cyclical Growth and Income ETF Portfolio seeks growth of capital and income.

CYCLICAL GROWTH ETF PORTFOLIO

SUBADVISER: Gallatin Asset Management, Inc.

INVESTMENT OBJECTIVE: The Cyclical Growth ETF Portfolio seeks growth of capital.


LAZARD MID-CAP PORTFOLIO

SUBADVISER: Lazard Asset Management LLC

INVESTMENT OBJECTIVE: The Lazard Mid-Cap Portfolio seeks long-term growth of capital.

LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO (formerly Legg Mason Aggressive Growth Portfolio)

SUBADVISER: ClearBridge Advisors, LLC (formerly Janus Capital Management LLC)

INVESTMENT OBJECTIVE: The Legg Mason Partners Aggressive Growth Portfolio seeks capital appreciation.

LEGG MASON VALUE EQUITY PORTFOLIO

SUBADVISER: Legg Mason Capital Management, Inc.

INVESTMENT OBJECTIVE: The Legg Mason Value Equity Portfolio seeks long-term growth of capital.

LORD ABBETT BOND DEBENTURE PORTFOLIO


SUBADVISER: Lord, Abbett & Co. LLC


INVESTMENT OBJECTIVE: The Lord Abbett Bond Debenture Portfolio seeks high current income and the opportunity for capital appreciation to produce a high total return.

LORD ABBETT GROWTH AND INCOME PORTFOLIO


SUBADVISER: Lord, Abbett & Co. LLC


INVESTMENT OBJECTIVE: The Lord Abbett Growth and Income Portfolio seeks long-term growth of capital and income without excessive fluctuation in market value.


LORD ABBETT MID-CAP VALUE PORTFOLIO

SUBADVISER: Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE: The Lord Abbett Mid-Cap Value Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

MFS (Reg. TM) RESEARCH INTERNATIONAL PORTFOLIO


SUBADVISER: Massachusetts Financial Services Company


INVESTMENT OBJECTIVE: The MFS (Reg. TM) Research International Portfolio seeks capital appreciation.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

SUBADVISER: Neuberger Berman Management, Inc.

INVESTMENT OBJECTIVE: The Neuberger Berman Real Estate Portfolio seeks to provide total return through investment in real estate securities, emphasizing both capital appreciation and current income.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

SUBADVISER: OppenheimerFunds, Inc.

INVESTMENT OBJECTIVE: The Oppenheimer Capital Appreciation Portfolio seeks capital appreciation.

PIMCO TOTAL RETURN PORTFOLIO

SUBADVISER: Pacific Investment Management Company LLC

INVESTMENT OBJECTIVE: The PIMCO Total Return Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.


T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

SUBADVISER: T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE: The T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term growth of capital.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

SUBADVISER: Third Avenue Management LLC

INVESTMENT OBJECTIVE: The Third Avenue Small Cap Value Portfolio seeks long-term capital appreciation.

VAN KAMPEN COMSTOCK PORTFOLIO

SUBADVISER: Morgan Stanley Investment Management, Inc.

INVESTMENT OBJECTIVE: The Van Kampen Comstock Portfolio seeks capital growth and income.

VAN KAMPEN MID-CAP GROWTH PORTFOLIO (formerly Lord Abbett Growth Opportunities Portfolio)

SUBADVISER: Morgan Stanley Investment Management, Inc. (formerly Lord, Abbett & Co. LLC)

INVESTMENT OBJECTIVE: The Van Kampen Mid-Cap Growth Portfolio seeks capital appreciation.


METROPOLITAN SERIES FUND, INC. (CLASS B OR CLASS E, AS NOTED)

Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, LLC, an affiliate of First MetLife Investors, is the investment adviser to the portfolios. The following Class B or Class E, as noted, are available under the contract:

BLACKROCK BOND INCOME PORTFOLIO


SUBADVISER: BlackRock Advisors, LLC


INVESTMENT OBJECTIVE: The BlackRock Bond Income Portfolio seeks a competitive total return primarily from investing in fixed-income securities.

BLACKROCK MONEY MARKET PORTFOLIO


SUBADVISER: BlackRock Advisors, LLC


INVESTMENT OBJECTIVE: The BlackRock Money Market Portfolio seeks a high level of current income consistent with preservation of capital. An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio. During extended periods of low interest rates, the yields of the BlackRock Money Market Portfolio may become extremely low and possibly negative.

BLACKROCK STRATEGIC VALUE PORTFOLIO


SUBADVISER: BlackRock Advisors, LLC


INVESTMENT OBJECTIVE: The BlackRock Strategic Value Portfolio seeks a high total return, consisting principally of captial appreciation.

CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

SUBADVISER: Capital Guardian Trust Company

INVESTMENT OBJECTIVE: The Capital Guardian U.S. Equity Portfolio seeks long-term growth of capital.

DAVIS VENTURE VALUE PORTFOLIO (CLASS E)

SUBADVISER: Davis Selected Advisers, L.P. Davis Selected Advisers, L. P. may delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.

INVESTMENT OBJECTIVE: The Davis Venture Value Portfolio seeks growth of capital.

FI INTERNATIONAL STOCK PORTFOLIO

SUBADVISER: Fidelity Management & Research Company

INVESTMENT OBJECTIVE: The FI International Stock Portfolio seeks long-term growth of capital.

FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

SUBADVISER: Franklin Advisers, Inc.

INVESTMENT OBJECTIVE: The Franklin Templeton Small Cap Growth Portfolio seeks long-term capital growth.

JENNISON GROWTH PORTFOLIO

SUBADVISER: Jennison Associates LLC

INVESTMENT OBJECTIVE: The Jennison Growth Portfolio seeks long-term growth of capital.

METLIFE STOCK INDEX PORTFOLIO


SUBADVISER: MetLife Investment Advisors Company, LLC


INVESTMENT OBJECTIVE: The MetLife Stock Index Portfolio seeks to equal the performance of the Standard & Poor's 500 Composite Stock Price Index.

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

SUBADVISER: T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE: The T. Rowe Price Large Cap Growth Portfolio seeks long-term growth of capital and, secondarily, dividend income.

T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

SUBADVISER: T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE: The T. Rowe Price Small Cap Growth Portfolio seeks long-term capital growth.


WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SUBADVISER: Western Asset Management Company


INVESTMENT OBJECTIVE: The Western Asset Management Strategic Bond Opportunities Portfolio seeks to maximize total return consistent with preservation of capital.

PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS)

PIMCO Variable Insurance Trust is a mutual fund with multiple portfolios. Pacific Investment Management Company LLC is the investment adviser to each portfolio. The following Administrative Class portfolios are available under the contract:

PIMCO VIT HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE: The High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The High Yield Portfolio invests at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least Caa by Moody's or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality subject to a maximum of 5% of its total assets in securities rated Caa by Moody's or CCC by S&P, or if unrated, determined by PIMCO to be of comparable quality.

PIMCO VIT LOW DURATION PORTFOLIO

INVESTMENT OBJECTIVE: The Low Duration Portfolio seeks to maximize total return, consistent with preservation of capital and prudent investment management. The Low Duration Portfolio invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities.

PIMCO VIT STOCKSPLUS GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE: The StocksPLUS Growth and Income Portfolio seeks to achieve a total return which exceeds the total return performance of the S&P
500. The StocksPLUS Growth and Income Portfolio invests in common stocks, options, futures, options on futures and swaps. Under normal market conditions, the Portfolio invests substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed income instruments.

PUTNAM VARIABLE TRUST (CLASS IB)

Putnam Variable Trust is a mutual fund with multiple portfolios. Putnam Investment Management, LLC is the investment adviser to each portfolio. The following Class IB portfolios are available under the contract:

PUTNAM VT GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE: The Fund seeks capital growth and current income.

PUTNAM VT VISTA FUND


INVESTMENT OBJECTIVE: The Fund seeks capital appreciation.

MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM (CLASS B)

In addition to the Met Investors Series Trust portfolios listed above, the following Class B portfolios are available under the contract:

METLIFE DEFENSIVE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: The MetLife Defensive Strategy Portfolio seeks a high level of current income with growth of capital, a secondary objective.

METLIFE MODERATE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: The MetLife Moderate Strategy Portfolio seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.

MET INVESTORS SERIES TRUST - GALLATIN ASSET ALLOCATION PORTFOLIOS (CLASS B)

In addition to the Met Investors Series Trust portfolios and Met Investors Series Trust - MetLife Asset Allocation Program Portfolios listed above, the following Class B portfolios are also available under the contract:

STRATEGIC GROWTH AND INCOME PORTFOLIO

SUBADVISER: Gallatin Asset Management, Inc.

INVESTMENT OBJECTIVE: The Strategic Growth and Income Portfolio seeks both growth of capital and income where growth of capital takes precedence over income.

STRATEGIC CONSERVATIVE GROWTH PORTFOLIO

SUBADVISER: Gallatin Asset Management, Inc.

INVESTMENT OBJECTIVE: The Strategic Conservative Growth Portfolio seeks primarily growth of capital with a level of risk expected to be less than that of an investor fully invested in stocks.

STRATEGIC GROWTH PORTFOLIO

SUBADVISER: Gallatin Asset Management, Inc.

INVESTMENT OBJECTIVE: The Strategic Growth Portfolio seeks growth of capital.

APPENDIX C

EDCA EXAMPLES WITH MULTIPLE PURCHASE PAYMENTS

In order to show how the EDCA program works, we have created some examples. The examples are purely hypothetical and are for illustrative purposes only. The interest rate earned in an EDCA account will be 3%, plus any additional interest which we may declare from time to time. In addition, each bucket attributable to a subsequent purchase payment will earn interest at the then-current interest rate applied to new allocations to an EDCA account of the same monthly term.

6-MONTH EDCA

The following example demonstrates how the 6-month Enhanced Dollar Cost Averaging (EDCA) program operates when multiple purchase payments are allocated to the program. The example assumes that a $12,000 purchase payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $10,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 12% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $12,000 allocation amount by 6 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA Account Value are accumulated at the EDCA interest rate using the following formula:

Account Value 1st Payment Bucket (month 2) =

Account Value 1st Payment Bucket (month 1) x (1+EDCA Rate)(1/12) - EDCA Transfer Amount

At the beginning of the 4th month, a second purchase payment of $6,000 is allocated to the EDCA program. The entire $6,000 is allocated to the 2nd Payment Bucket where it is credited with a 10% effective annual interest rate. This second purchase payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $6,000 allocation amount divided by 6) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the account value in the 1st Payment Bucket until exhausted and then against the account value in the 2nd Payment Bucket until it is exhausted.

                                                                      ---- Account Values----
 Beg of     Amount Allocated         Actual             EDCA         1st Payment     2nd Payment
  Month          to EDCA         EDCA Transfer     Account Value        Bucket         Bucket
--------   ------------------   ---------------   ---------------   -------------   ------------
    1            12000               2000              10000            10000
    2                                2000               8095             8095
    3                                2000               6172             6172
    4             6000               3000               9230             3230           6000
    5                                3000               6309              261           6048
    6                                3000               3359                0           3359
    7                                3000                386                0            386
    8                                 389                  0                0              0
    9                                   0                  0                0              0
   10                                   0                  0                0              0
   11                                   0                  0                0              0
   12                                   0                  0                0              0
   13                                   0                  0                0              0
   14                                   0                  0                0              0
   15                                   0                  0                0              0

12-MONTH EDCA

The following example demonstrates how the 12-month Enhanced Dollar Cost Averaging (EDCA) program operates when multiple purchase payments are allocated to the program. The example assumes that a $24,000 purchase payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $22,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 12% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $24,000 allocation amount by 12 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA account value are accumulated at the EDCA interest rate using the following formula:

Account Value 1st Payment Bucket (month 2) =

Account Value 1st Payment Bucket (month 1) x

(1+EDCA Rate)(1/12) - EDCA Transfer Amount

At the beginning of the 6th month, a second purchase payment of $12,000 is allocated to the EDCA program. The entire $12,000 is allocated to the 2nd Payment Bucket where it is credited with a 10% effective annual interest rate. This second purchase payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $12,000 allocation amount divided by 12) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the account value in the 1st Payment Bucket until exhausted and then against the account value in the 2nd Payment Bucket until it is exhausted.

                                                                      ---- Account Values----
 Beg of     Amount Allocated         Actual             EDCA         1st Payment     2nd Payment
  Month          to EDCA         EDCA Transfer     Account Value        Bucket         Bucket
--------   ------------------   ---------------   ---------------   -------------   ------------
    1            24000               2000              22000            22000
    2                                2000              20209            20209
    3                                2000              18401            18401
    4                                2000              16575            16575
    5                                2000              14732            14732
    6            12000               3000              23872            11872          12000
    7                                3000              21801             8985          12096
    8                                3000              18262             6070          12192
    9                                3000              15417             3128          12289
   10                                3000              12545              157          12387
   11                                3000               9645                0           9645
   12                                3000               6722                0           6722
   13                                3000               3776                0           3776
   14                                3000                806                0            806
   15                                 812                  0                0              0

APPENDIX D

GUARANTEED WITHDRAWAL BENEFIT EXAMPLES


The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment portfolios chosen. The examples do not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties. The Guaranteed Withdrawal Benefit does not establish or guarantee an account value or minimum return for any investment portfolio. The Benefit Base cannot be taken as a lump sum.


A.   How Withdrawals Affect the Benefit Base

     1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 ($100,000 + 5% GWB Bonus Amount). Assume that the account value grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 - $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the account value of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.

     2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the account value shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the account value would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the account value of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.

B. How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%). If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Annual Benefit Payment would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350.

C.   How Withdrawals Affect the Annual Benefit Payment

     1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the account value by an additional $1,000, the account value would be reduced to $100,000 - $9,000 - $1,000 = $90,000. Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the account value after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.

     2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the account value had increased to $150,000, the account value would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the account value after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.

D. How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed Withdrawal Amount

An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent purchase payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Guaranteed
Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.

E.   Putting It All Together

     1.   When Withdrawals Do Not Exceed the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the account value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $7,350 at this time, your account value would be reduced to $50,000 - $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 - $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.

[GRAPHIC APPEARS HERE]


     Annual
     Benefit    Cumulative     Account    Benefit
     Payment    Withdrawals     Value      Base
     -------    -----------    -------    -------
 0         0              0    100,000    105,000
 1     7,350          7,350     85,000     97,650
 2     7,350          7,350     68,000     90,300
 3     7,350          7,350     50,000     82,950
 4     7,350          7,350     42,650     75,600
 5     7,350          7,350     35,300     68,250
 6     7,350          7,350     27,950     60,900
 7     7,350          7,350     20,600     53,550
 8     7,350          7,350     13,250     46,200
 9     7,350          7,350      5,900     38,850
10     7,350          7,350          0     31,500
11     7,350          7,350          0     24,150
12     7,350          7,350          0     16,800
13     7,350          7,350          0      9,450
14     7,350          7,350          0      2,100
15     2,100          2,100          0
16
17
18

     2.   When Withdrawals Do Exceed the Annual Benefit Payment


An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the account value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $10,000 at this time, your account value would be reduced to $50,000 - $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 -
$10,000 = $72,950. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting account value, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the account value after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% x $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.

[GRAPHIC APPEARS HERE]


     Annual
     Benefit    Cumulative    Account   Benefit
     Payment    Withdrawals    Value     Base
     -------    -----------  --------- ---------
 0   $     0       $     0   $ 100,000 $ 105,000
 1     7,350         7,350      85,000    97,650
 2     7,350         7,350      68,000    90,300
 3     7,350         7,350      50,000    82,950
 4     7,350        10,000      40,000    40,000
 5     2,800         2,800      37,200    37,200
 6     2,800         2,800      34,400    34,400
 7     2,800         2,800      31,600    31,600
 8     2,800         2,800      28,800    28,800
 9     2,800         2,800      26,000    26,000
10     2,800         2,800      23,200    23,200
11     2,800         2,800      20,400    20,400
12     2,800         2,800      17,600    17,600
13     2,800         2,800      14,800    14,800
14     2,800         2,800      12,000    12,000
15     2,800         2,800       9,200     9,200
16     2,800         2,800       6,400     6,400
17     2,800         2,800       3,600     3,600
18     2,800         2,800         800       800



F. How the Optional Reset Works If Elected on the 5th Contract Anniversary (may be elected prior to age 86) - GWB I


Assume that a contract had an initial purchase payment of $100,000 and the fee is .50%. The initial account value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.

The account value on the fifth contract anniversary grew due to market performance to $195,850. Assume the fee remains at .50%. If an Optional Reset is elected, the charge would remain at .50%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $195,850, and the Annual Benefit Payment would become 7% x $195,850 = $13,710.

The account value on the tenth contract anniversary grew due to market performance to $250,488. Assume the fee has been increased to .60%. If an Optional Reset is elected, the charge would increase to .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $250,488, and the Annual Benefit Payment would become 7% x $250,488 = $17,534.

The account value on the fifteenth contract anniversary grew due to market performance to $395,016. Assume the fee is still .60%. If an Optional Reset is elected, the charge would remain at .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $395,016, and the Annual Benefit Payment would become 7% x $395,016 = $27,651.

The period of time over which the Annual Benefit Payment may be taken would be lengthened.

[GRAPHIC APPEARS HERE]


       Annual
       Benefit     Cumulative      Account
       Payment     withdrawal       Value
     ----------    ----------    ------------
 1   $ 7,350.00    $ 7,350.00    $ 105,000.00
 2     7,350.00     14,700.00      125,000.00
 3     7,350.00     22,050.00      130,000.00
 4     7,350.00     29,400.00      145,000.00
 5     7,350.00     36,750.00      185,000.00
 6    13,709.50     50,459.50      195,850.00
 7    13,709.50     64,169.00      175,000.00
 8    13,709.50     77,878.50      185,200.00
 9    13,709.50     91,588.00      189,300.00
10    13,709.50    105,297.50      205,200.00
11    17,534.16    122,831.70      250,488.00
12    17,534.16    140,365.80      260,322.00
13    17,534.16    157,900.00      245,000.00
14    17,534.16    175,434.10      285,000.00
15    17,534.16    192,968.30      315,000.00
16    27,651.12    220,619.40      395,016.00
17    27,651.12    248,270.50      410,100.00
18    27,651.12    275,921.70      425,200.00
19    27,651.12    303,572.80      420,200.00
20    27,651.12    331,223.90      452,000.00



G. How the Optional Reset Works If Elected on the 3rd Contract Anniversary (may be elected prior to age 86) - ENHANCED GWB


Assume that a contract had an initial purchase payment of $100,000 and the fee is .50%. The initial account value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.

The account value on the third contract anniversary grew due to market performance to $148,350. Assume the fee remains at .50%. If an Optional Reset is elected, the charge would remain at .50%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $148,350, and the Annual Benefit Payment would become 7% x $148,350 = $10,385.

The account value on the sixth contract anniversary grew due to market performance to $179,859. Assume the fee has been increased to .60%. If an Optional Reset is elected, the charge would increase to .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% x $179,859 = $12,590.

The account value on the ninth contract anniversary grew due to market performance to $282,582. Assume the fee is still .60%. If an Optional Reset is elected, the charge would remain at .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% x $282,582 = $19,781.

The period of time over which the Annual Benefit Payment may be taken would be lengthened.

[GRAPHIC APPEARS HERE]


       Annual
       Benefit     Cumulative      Account
       Payment     withdrawals      Value
     ----------    -----------   ------------
 1         7350           7350         105000
 2         7350          14700         125000
 3         7350          22050         130000
 4        10385          32435         148350
 5        10385          42819         185000
 6        10385          53204         195000
 7        12590          65794         179859
 8        12590          78384         210000
 9        12590          90974         223000
10        19781         110755         282582
11        19781         130535         270000
12        19781         150316         278000
13            0              0         315000



H. How an Optional Reset May Increase the Benefit Base While Decreasing the Guaranteed Withdrawal Amount and Annual Benefit Payment


Assume that a contract had an initial purchase payment of $100,000. The initial account value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.

Assume that the Benefit Base is reduced to $70,000 due to 5 years of withdrawing $7,000 each year, but also assume that, due to positive market performance, the account value at the end of 5 years is $80,000. If an Optional Reset is elected, the Benefit Base would be reset from $70,000 to $80,000, the Guaranteed Withdrawal Amount would be reduced from $105,000 to $80,000, and the Annual Benefit Payment would be reduced from $7,350 to $5,600 ($80,000 x 7%).

Under these circumstances, the Optional Reset increases the Benefit Base (the remaining amount of money you are guaranteed to receive) by $10,000, but also reduces the Annual Benefit Payment, thereby lengthening the period of time over which you will receive the money. This Optional Reset also reduces the Guaranteed Withdrawal Amount, against which the GWB rider charge is calculated. If the GWB rider charge fee rate does not increase in connection with the Optional Reset, the reduced Guaranteed Withdrawal Amount will result in a reduction in the amount of the annual GWB rider charge.

I.   Annual Benefit Payment Continuing When Account Value Reaches Zero

Assume that a contract had an initial purchase payment of $100,000. The initial account value would be $100,000, the initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%).

Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year and assume that the account value was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to you (equal, on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.

In this situation (assuming monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the contract would then be $105,000.

[GRAPHIC APPEARS HERE]


     Annual
     Benefit     Benefit     Account
     Payment      Base        Value
     -------   ---------   ----------
 1   $ 7,350   $ 105,000   $  100,000
 2     7,350      97,650       73,000
 3     7,350      90,300       52,750
 4     7,350      82,950    37,562.50
 5     7,350      75,600    26,171.88
 6     7,350      68,250    17,628.91
 7     7,350      60,900    11,221.68
 8     7,350      53,550     6,416.26
 9     7,350      46,200     2,812.20
10     7,350      38,850     109.1461
11     7,350      31,500            0
12     7,350      24,150            0
13     7,350      16,800            0
14     7,350       9,450            0
15     2,100       2,100            0
16         0           0            0

                      METLIFE INVESTORS INSURANCE COMPANY
                METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                        SUPPLEMENT DATED APRIL 30, 2007
                                      TO
                       PROSPECTUSES DATED APRIL 30, 2007

This supplements the prospectuses, dated April 30, 2007, for the Class A and Class B contracts issued by MetLife Investors Insurance Company and First MetLife Investors Insurance Company (the "Companies"). If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 709-2811 to request a free copy.

After the close of business on April 27, 2007, the Companies substituted the Met/AIM Capital Appreciation Portfolio (Class A) of Met Investors Series Trust for the AIM V.I. Capital Appreciation Fund (Series I) of AIM Variable Insurance Funds. The Met/AIM Capital Appreciation Portfolio has been added to the contract solely to receive account values transferred from the AIM V.I. Capital Appreciation Fund pursuant to the substitution. The Met/AIM Capital Appreciation Portfolio is closed for new allocations of purchase payments and transfers of account value (except for existing rebalancing and dollar cost averaging programs). The information provided is for the year ended October 31, 2006./(1)/

Met/AIM Capital Appreciation Portfolio (Class A) of Met Investors Series Trust

a.  Subadviser: AIM Capital Management, Inc.

b. Investment Objective: The Met/AIM Capital Appreciation Portfolio seeks capital appreciation.

c.  Investment Portfolio Expenses (as a percentage of average daily net assets)



                 Management Fee/(2)/:                     0.77%
                 12b-1/Service Fee:                       0.00%
                 Other Expenses/(3)/:                     0.09%
                                                          ----
                 Total Annual Portfolio Expenses:         0.86%
                 Contractual Expense Subsidy or Deferral: 0.00%
                                                          ----
                 Net Total Annual Portfolio Expenses:     0.86%

-----------
(1) The investment portfolio's fiscal year end has been changed from October 31 to December 31. The fees and expenses shown are for the investment portfolio's last fiscal year ended October 31, 2006.

(2) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.

(3) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year. Other Expenses have also been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the investment portfolio for the entire fiscal year.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE



             5 Park Plaza, Suite 1900              (800) 709-2811
             Irvine, CA 92614



                                                                 SUPP-SUBAB0407

                                                  THE VARIABLE ANNUITY CONTRACT


                                                                       ISSUED BY


                                      FIRST METLIFE INVESTORS INSURANCE COMPANY



                                                                             AND



                           FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE



                                                                         CLASS B




                                                                  APRIL 30, 2007




This prospectus describes the flexible premium deferred variable annuity contract offered by First MetLife Investors Insurance Company (First
MetLife Investors or we or us). The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans.




                               The annuity contract has 27 investment choices -

a fixed account that offers an interest rate guaranteed by us, and 26 investment portfolios listed below. You can put your money in the fixed account and/or any of these investment portfolios. Effective for contracts issued on and after May 1, 2003, the fixed account is not available as an investment choice during the accumulation phase of the contract, except in connection with an enhanced dollar cost averaging program.



AMERICAN FUNDS INSURANCE SERIES

(CLASS 2):

     American Funds Global Growth Fund



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2):


     Templeton Growth Securities Fund


MET INVESTORS SERIES TRUST (CLASS B OR CLASS A, AS NOTED):


     Lazard Mid-Cap Portfolio


     Lord Abbett Bond Debenture Portfolio


     Lord Abbett Growth and Income Portfolio


     Lord Abbett Mid-Cap Value Portfolio

     MFS (Reg. TM) Research International Portfolio

     Oppenheimer Capital Appreciation Portfolio

     PIMCO Total Return Portfolio


     Pioneer Fund Portfolio (Class A)


     Pioneer Strategic Income Portfolio (Class A)


     Van Kampen Comstock Portfolio

     Van Kampen Mid-Cap Growth Portfolio

         (formerly Lord Abbett Growth Opportunities Portfolio)




METROPOLITAN SERIES FUND, INC. (CLASS B OR CLASS E, AS NOTED):

     BlackRock Bond Income Portfolio

     BlackRock Money Market Portfolio

     Capital Guardian U.S. Equity Portfolio

     Davis Venture Value Portfolio (Class E)


     Franklin Templeton Small Cap Growth Portfolio

     MFS (Reg. TM) Total Return Portfolio


     Oppenheimer Global Equity Portfolio



PUTNAM VARIABLE TRUST (CLASS IB):

     Putnam VT Equity Income Fund



MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM (CLASS B):

     MetLife Defensive Strategy Portfolio

     MetLife Moderate Strategy Portfolio

     MetLife Balanced Strategy Portfolio

     MetLife Growth Strategy Portfolio

     MetLife Aggressive Strategy Portfolio

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the First MetLife Investors Variable Annuity Contract.



To learn more about the First MetLife Investors Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated April 30, 2007. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 41 of this prospectus. For a free copy of the SAI, call us at (800) 709-2811, visit our website at WWW.METLIFEINVESTORS.COM, or write to us at: 5 Park Plaza, Suite 1900, Irvine, CA 92614.



The contracts:

..  are not bank deposits

..  are not FDIC insured

..  are not insured by any federal government agency

..  are not guaranteed by any bank or credit union

..  may be subject to loss of principal


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



April 30, 2007

TABLE OF CONTENTS                                              PAGE
                         PAGE





INDEX OF SPECIAL TERMS .................   4
HIGHLIGHTS .............................   5
FEE TABLES AND EXAMPLES ................   6
1. THE ANNUITY CONTRACT ................  11
     Market Timing .....................  11
2. PURCHASE ............................  12
     Purchase Payments .................  12
     Termination for Low Account Value .  12
     Allocation of Purchase Payments ...  12
     Free Look .........................  13
     Accumulation Units ................  13
     Account Value .....................  13
     Replacement of Contracts ..........  14
3. INVESTMENT OPTIONS ..................  14
     Transfers .........................  16
     Dollar Cost Averaging Programs ....  19
     Three Month Market Entry Program ..  21
     Automatic Rebalancing Program .....  21
     Description of the MetLife Asset
Allocation
       Program .........................  21
     Voting Rights .....................  22
     Substitution of Investment Options   22
4. EXPENSES ............................  22
     Product Charges ...................  22
     Account Fee .......................  23
     Withdrawal Charge .................  23
     Reduction or Elimination of the
Withdrawal
       Charge ..........................  24
     Premium and Other Taxes ...........  24
     Transfer Fee ......................  24
     Income Taxes ......................  25
     Investment Portfolio Expenses .....  25
5. ANNUITY PAYMENTS
     (THE INCOME PHASE) ................  25
     Annuity Date ......................  25
     Annuity Payments ..................  25
     Annuity Options ...................  26


6. ACCESS TO YOUR MONEY ................  28
     Systematic Withdrawal Program .....  28
     Suspension of Payments or            29
  Transfers
7. PERFORMANCE .........................  29
8. DEATH BENEFIT .......................  29
     Upon Your Death ...................  29
     Standard Death Benefit - Principal   30
  Protection
     Optional Death Benefit - Annual      30
  Step-Up
     General Death Benefit Provisions ..  30
     Spousal Continuation ..............  31
     Death of the Annuitant ............  31
     Controlled Payout .................  31
9. FEDERAL INCOME TAX STATUS ...........  32
     Taxation of Non-Qualified            32
  Contracts
     Taxation of Qualified Contracts ...  34
     Tax Benefits Related to the Assets
of the Separate
       Account .........................  37
     Possible Tax Law Changes ..........  37
10. OTHER INFORMATION ..................  37
     First MetLife Investors ...........  37
     The Separate Account ..............  37
     Distributor .......................  38
     Selling Firms .....................  38
     Requests and Elections ............  39
     Ownership .........................  40
     Legal Proceedings .................  40
     Financial Statements ..............  41
TABLE OF CONTENTS OF THE STATEMENT OF
ADDITIONAL INFORMATION .................  41
APPENDIX A ............................. A-1
     Condensed Financial Information ... A-1
APPENDIX B ............................. B-1
     Participating Investment            B-1
  Portfolios
APPENDIX C ............................. C-1
     EDCA Examples with Multiple         C-1
  Purchase Payments

INDEX OF SPECIAL TERMS


Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.




                                                                            PAGE

Account Value..............................................................13
Accumulation Phase.........................................................11
Accumulation Unit..........................................................13
Annuitant..................................................................40
Annuity Date...............................................................25
Annuity Options............................................................26
Annuity Payments...........................................................25
Annuity Units..............................................................25
Beneficiary................................................................40
Business Day...............................................................13
Fixed Account..............................................................11
Income Phase...............................................................11
Investment Portfolios......................................................14
Joint Owners...............................................................40
Owner......................................................................40
Purchase Payment...........................................................12
Separate Account...........................................................37

HIGHLIGHTS


The variable annuity contract that we are offering is a contract between you, the owner, and us, the insurance company, where you agree to make at least one purchase payment to us and we agree to make a series of annuity payments at a later date. The contract has a maximum issue age and you should consult with your registered representative. The contract provides a means for investing on a tax-deferred basis in our fixed account (excludes the accumulation phase for contracts issued on and after May 1, 2003) and the investment portfolios. The contract is intended for retirement savings or other long-term investment purposes. When you purchase the contract, you can choose fixed and variable income options.


The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the accumulation phase, we may assess a withdrawal charge of up to 7%. The income phase occurs when you or a designated payee begin receiving regular annuity payments from your contract. You and the annuitant (the person on whose life we base annuity payments) do not have to be the same, unless you purchase a tax qualified contract.



You can have annuity payments made on a variable basis, a fixed basis, or a combination of both. If you choose variable annuity payments, the amount of the variable annuity payments will depend upon the investment performance of the investment portfolio(s) you select for the income phase. If you choose fixed annuity payments, the amount of each payment will not change during the income phase.



TAX DEFERRAL AND QUALIFIED PLANS. The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans. For any tax qualified account (e.g., an IRA or 403(b) plan), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")



FREE LOOK. You may cancel the contract within 10 days after receiving it. You will receive whatever your contract is worth on the day that we receive your cancellation request and we will not deduct a withdrawal charge. The amount you receive may be more or less than your payment depending upon the performance of the investment portfolios. You bear the risk of any decline in account value. We do not refund any charges or deductions assessed during the free look period.


TAX PENALTY. The earnings in your contract are not taxed until you take money out of your contract. If you take money out of a non-qualified contract during the accumulation phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the income phase are considered partly a return of your original investment until your investment is returned.



NON-NATURAL PERSONS AS OWNERS. If the owner of a non-qualified annuity contract is not a natural person (e.g., a corporation, partnership or certain trusts), gains under the contract are generally not eligible for tax deferral. The owner of this contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). The owner of this contract can also be a beneficiary of a deceased person's contract that is an Individual Retirement Account or non-qualified deferred annuity. A contract generally may have two owners (both of whom must be individuals). The contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a SEP or SIMPLE IRA contract. Subject to state approval, certain retirement plans qualified under the Internal Revenue Code may purchase the contract.



INQUIRIES. If you need more information, please contact our Annuity Service Center at:



                    MetLife Investors Distribution Company

                                P.O. Box 10366
                          Des Moines, Iowa 50306-0366
                                 (800) 709-2811



ELECTRONIC DELIVERY. As an owner you may elect to receive electronic delivery of current prospectuses related to this contract, prospectuses and annual and semi-annual reports for the investment portfolios and other contract related documents.


Contact us at WWW.METLIFEINVESTORS.COM for more information and to enroll.

FEE TABLES AND EXAMPLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES TABLE



WITHDRAWAL CHARGE (Note 1)                7%
(as a percentage of purchase payments)
TRANSFER FEE (Note 2)                     $0 (First 12 per year)
                                          $25 (Thereafter)

--------------------------------------------------------------------------------

Note 1. If an amount withdrawn is determined to include the withdrawal of prior purchase payments, a withdrawal charge may be assessed. Withdrawal charges are calculated in accordance with the following. (See "Expenses - Withdrawal Charge.")



Number of Complete Years from    Withdrawal Charge
Receipt of Purchase Payment      (% of Purchase Payment)
------------------------------   ------------------------
               0                            7

               1                            6
               2                            6
               3                            5
               4                            4
               5                            3
               6                            2
         7 and thereafter                   0

Note 2. There is no charge for the first 12 transfers in a contract year; thereafter the fee is $25 per transfer. First MetLife Investors is currently waiving the transfer fee, but reserves the right to charge the fee in the future.




THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING INVESTMENT PORTFOLIO FEES AND EXPENSES.


--------------------------------------------------------------------------------

ACCOUNT FEE (Note 1)    $30


SEPARATE ACCOUNT ANNUAL EXPENSES*


(referred to as Separate Account Product Charges)

(as a percentage of average account value in the Separate Account)




Mortality and Expense Charge**               1.05%
Administration Charge                        0.25%
                                             ----
Total Separate Account Annual Expenses       1.30%
Death Benefit Rider Charge (Optional)
(as a percentage of average account
  value in the Separate Account)
Optional Death Benefit - Annual Step-Up      0.20%
Total Separate Account Annual Expenses
Including Charge for Optional Death          1.50%
  Benefit


--------------------------------------------------------------------------------


Note 1. An Account Fee of $30 is charged on the last day of each contract year if account value is less than $50,000. Different policies apply during the income phase of the contract. (See "Expenses").


* Certain charges and expenses for contracts issued before May 1, 2004 are different. Certain charges and expenses may not apply during the income phase of the contract. (See "Expenses").


** We are waiving the following amount of the Mortality and Expense Charge: an amount equal to the underlying fund expenses that are in excess of 0.91% for the subaccount investing in the Met/AIM Capital Appreciation Portfolio (Class
A).

--------------------------------------------------------------------------------

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE INVESTMENT PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH INVESTMENT PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUSES FOR THE INVESTMENT PORTFOLIOS AND IN THE FOLLOWING TABLES.





                                        Minimum       Maximum
                                        ----          ----

Total Annual Investment Portfolio       0.63%         1.30%
  Operating Expenses (expenses
that are deducted from investment
portfolio assets, including
management fees, 12b-1/service fees,
  and other expenses)


--------------------------------------------------------------------------------

FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE CONTRACTS, SEE "OTHER INFORMATION -


DISTRIBUTOR."

INVESTMENT PORTFOLIO EXPENSES

(as a percentage of the average daily net assets of an investment portfolio)


The following table is a summary. For more complete information on investment portfolio fees and expenses, please refer to the prospectus for each investment portfolio.






                                                                                   TOTAL     CONTRACTUAL    NET TOTAL
                                                         12B-1/                    ANNUAL      EXPENSE       ANNUAL
                                          MANAGEMENT    SERVICE       OTHER      PORTFOLIO     SUBSIDY      PORTFOLIO
                                             FEES         FEES     EXPENSES(1)    EXPENSES   OR DEFERRAL    EXPENSES
                                         ------------ ----------- ------------- ----------- ------------- ------------
AMERICAN FUNDS INSURANCE SERIES
 American Funds Global Growth Fund         0.55%       0.25%        0.03%         0.83%       0.00%         0.83%
FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST
 Templeton Growth Securities Fund          0.74%       0.25%        0.04%         1.03%       0.00%         1.03%
MET INVESTORS SERIES TRUST(2)
 Lazard Mid-Cap Portfolio                  0.70%       0.25%        0.06%         1.01%       0.00%         1.01%
 Lord Abbett Bond Debenture Portfolio      0.50%       0.25%        0.04%         0.79%       0.00%         0.79%
 Lord Abbett Growth and Income Portfolio   0.50%       0.25%        0.03%         0.78%       0.00%         0.78%
 Lord Abbett Mid-Cap Value Portfolio       0.68%       0.25%        0.07%         1.00%       0.00%         1.00%
 MFS (Reg. TM) Research International      0.72%       0.25%        0.14%         1.11%       0.00%         1.11%
  Portfolio
 Oppenheimer Capital Appreciation          0.57%       0.25%        0.05%         0.87%       0.00%         0.87%
 Portfolio(3)
 PIMCO Total Return Portfolio              0.50%       0.25%        0.05%         0.80%       0.00%         0.80%
 Pioneer Fund Portfolio(4)                 0.75%       0.00%        0.30%         1.05%       0.05%         1.00%
 Pioneer Strategic Income                  0.70%       0.00%        0.12%         0.82%       0.00%         0.82%
  Portfolio(3)(4)(5)
 Van Kampen Comstock Portfolio             0.61%       0.25%        0.04%         0.90%       0.00%         0.90%
 Van Kampen Mid-Cap Growth Portfolio(6)    0.70%       0.25%        0.27%         1.22%       0.06%         1.16%
METROPOLITAN SERIES FUND, INC.(7)
 BlackRock Bond Income Portfolio           0.39%       0.25%        0.07%         0.71%       0.01%         0.70%
 BlackRock Money Market Portfolio          0.34%       0.25%        0.04%         0.63%       0.01%         0.62%
 Capital Guardian U.S. Equity Portfolio    0.66%       0.25%        0.06%         0.97%       0.00%         0.97%
 Davis Venture Value Portfolio             0.71%       0.15%        0.04%         0.90%       0.00%         0.90%
 Franklin Templeton Small Cap Growth       0.90%       0.25%        0.15%         1.30%       0.00%         1.30%
 Portfolio(1)
 MFS (Reg. TM) Total Return Portfolio(8)   0.53%       0.25%        0.05%         0.83%       0.00%         0.83%
 Oppenheimer Global Equity Portfolio       0.53%       0.25%        0.09%         0.87%       0.00%         0.87%
PUTNAM VARIABLE TRUST
 Putnam VT Equity Income Fund              0.65%       0.25%        0.15%         1.05%       0.00%         1.05%

                                          MANAGEMENT   12B-1/SERVICE     OTHER
                                             FEES           FEES       EXPENSES
                                         ------------ --------------- ----------
MET INVESTORS SERIES TRUST -
 METLIFE ASSET ALLOCATION PROGRAM(2)

 MetLife Defensive Strategy Portfolio(9)   0.10%        0.25%          0.03%
 MetLife Moderate Strategy Portfolio(9)    0.08%        0.25%          0.02%
 MetLife Balanced Strategy Portfolio(9)    0.07%        0.25%          0.01%
 MetLife Growth Strategy Portfolio(9)      0.07%        0.25%          0.01%
 MetLife Aggressive Strategy               0.09%        0.25%          0.02%
  Portfolio(9)



                                                                                  NET TOTAL
                                                                                   ANNUAL
                                                                                  PORTFOLIO
                                                                                  EXPENSES
                                            TOTAL     CONTRACTUAL   NET TOTAL     INCLUDING
                                            ANNUAL      EXPENSE       ANNUAL     EXPENSES OF
                                          PORTFOLIO     SUBSIDY     PORTFOLIO    UNDERLYING
                                           EXPENSES   OR DEFERRAL    EXPENSES   PORTFOLIOS(9)
                                         ----------- ------------- ----------- --------------
MET INVESTORS SERIES TRUST -
 METLIFE ASSET ALLOCATION PROGRAM(2)

 MetLife Defensive Strategy Portfolio(9)  0.38%       0.03%         0.35%        0.98%
 MetLife Moderate Strategy Portfolio(9)   0.35%       0.00%         0.35%        1.02%
 MetLife Balanced Strategy Portfolio(9)   0.33%       0.00%         0.33%        1.03%
 MetLife Growth Strategy Portfolio(9)     0.33%       0.00%         0.33%        1.09%
 MetLife Aggressive Strategy              0.36%       0.01%         0.35%        1.13%
  Portfolio(9)





The Net Total Annual Portfolio Expenses have been restated to reflect contractual arrangements in effect as of May 1, 2007, under which investment advisers or managers of investment portfolios have agreed to waive and/or pay expenses of the portfolios. Each of these arrangements is in effect until at least April 30, 2008 (excluding optional extensions). Net Total Annual Portfolio Expenses have not been restated to reflect expense reductions that certain investment portfolios achieved as a result of directed brokerage arrangements. The investment portfolios provided the information on their expenses, and we have not independently verified the information. Unless otherwise indicated, the information provided is for the year ended December 31, 2006.


(1) Other Expenses may include amounts repaid to investment advisers or managers pursuant to contractual arrangements for prior waivers or payments of portfolio expenses. The amounts repaid per portfolio are:
    0.03% for the Franklin Templeton Small Cap Growth Portfolio.


(2) Other Expenses for the Met Investors Series Trust portfolios have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.


(3) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.


(4) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the investment portfolio for the entire fiscal year.


(5) The investment portfolio's fiscal year end has been changed from October 31 to December 31. The fees and expenses shown are for the investment portfolio's last fiscal year ended October 31, 2006.


(6) Due to a brokerage commission recapture not shown in the table, actual Net Total Annual Portfolio Expenses for the investment portfolio were 1.15% for the prior fiscal year.


(7) Other Expenses for the Metropolitan Series Fund, Inc. portfolios have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.


(8) The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.


(9) These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the

    Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear its pro rata portion of the operating expenses of the underlying portfolios in which the

    Portfolio invests, including the management fee. The weighted averages of the total operating expenses of the underlying portfolios, after any
                                                               -----
    applicable fee waivers and expense reimbursements, as of December 31,

    2006, were: 0.63% for the MetLife Defensive Strategy Portfolio, 0.67% for

    the MetLife Moderate Strategy Portfolio, 0.70% for the MetLife Balanced

    Strategy Portfolio, 0.76% for the MetLife Growth Strategy Portfolio and

    0.78% for the MetLife Aggressive Strategy Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolios, before any applicable fee
                                                     ------
    waivers and expense reimbursements, as of December 31, 2006, were: 1.01% for the MetLife Defensive Strategy Portfolio, 1.02% for the MetLife Moderate Strategy Portfolio, 1.03% for the MetLife Balanced Strategy Portfolio, 1.09% for the MetLife Growth Strategy Portfolio and 1.14% for the MetLife Aggressive Strategy Portfolio. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A contract owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by Met Investors Advisory LLC. (See the fund prospectus for a description of each Portfolio's target allocation.)

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND INVESTMENT PORTFOLIO FEES AND EXPENSES.


THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME: (A) MAXIMUM AND (B) MINIMUM FEES AND EXPENSES OF ANY OF THE INVESTMENT PORTFOLIOS (BEFORE SUBSIDY AND/OR DEFERRAL). ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


CHART 1. Chart 1 assumes you select the optional Annual Step-Up Death Benefit rider, which is the most expensive way to purchase the contract.


(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:




                      Time Periods
   1 year         3 years        5 years       10 years
------------   ------------   ------------   ------------
   (a)$986      (a)$1,417      (a)$1,852      (a)$3,144
   (b)$919      (b)$1,216      (b)$1,519      (b)$2,486


(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:




                     Time Periods
   1 year       3 years       5 years       10 years
------------   ---------   ------------   ------------
   (a)$286      (a)$877     (a)$1,492      (a)$3,144
   (b)$219      (b)$676     (b)$1,159      (b)$2,486





CHART 2. Chart 2 assumes you do not select the optional death benefit, which is the least expensive way to purchase the contract.



(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:




                      Time Periods
   1 year         3 years        5 years       10 years
------------   ------------   ------------   ------------
   (a)$966      (a)$1,357      (a)$1,753      (a)$2,953
   (b)$899      (b)$1,156      (b)$1,417      (b)$2,280


(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:




                     Time Periods
   1 year       3 years       5 years       10 years
------------   ---------   ------------   ------------
   (a)$266      (a)$817     (a)$1,393      (a)$2,953
   (b)$199      (b)$616     (b)$1,057      (b)$2,280




The Examples should not be considered a representation of past or future expenses or annual rates of return of any investment portfolio. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples. Condensed financial information containing the accumulation unit value history appears in Appendix A of this prospectus as well as in the SAI.

1. THE ANNUITY CONTRACT

This prospectus describes the Variable Annuity Contract offered by us.


The variable annuity contract is a contract between you as the owner, and us, the insurance company, where we promise to pay an income to you, in the form of annuity payments, beginning on a designated date that you select. Until you decide to begin receiving annuity payments, your annuity is in the ACCUMULATION PHASE. Once you begin receiving annuity payments, your contract switches to the INCOME PHASE.


The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract. For any tax qualified account (e.g., an IRA, 401 plan or 403(b) plan), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Tax Status.")


The contract is called a variable annuity because you can choose among the investment portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment portfolio(s) you select. The amount of the annuity payments you receive during the income phase from the variable annuity portion of the contract also depends, in part, upon the investment performance of the investment portfolio(s) you select for the income phase. We do not guarantee the investment performance of the variable annuity portion. You bear the full investment risk for all amounts allocated to the variable annuity portion.


Except as described below, the contract also contains a FIXED ACCOUNT. The fixed account is not offered by this prospectus. The fixed account offers an interest rate that is guaranteed by us. If you select the fixed account, your money will be placed with our other general account assets, and the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the total interest credited to your contract. The fixed account is part of our general account. Our general account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the general account. If you select a fixed annuity payment option during the income phase, payments are made from our general account assets.


The amount of the annuity payments you receive during the income phase from a fixed annuity payment option of the contract will remain level for the entire income phase, provided that the payment may increase in the event you make a transfer from a variable annuity payment option to the fixed annuity payment. Please see the terms of your actual contract for more detailed information.


EFFECTIVE FOR CONTRACTS ISSUED ON AND AFTER MAY 1, 2003, THE FIXED ACCOUNT OF FIRST METLIFE INVESTORS IS NOT AVAILABLE AS AN INVESTMENT CHOICE DURING THE ACCUMULATION PHASE OF THE CONTRACT, EXCEPT IN CONNECTION WITH AN ENHANCED DOLLAR COST AVERAGING PROGRAM, AND NO TRANSFER WILL BE PERMITTED INTO THE FIXED ACCOUNT UNTIL THE INCOME PHASE OF THE CONTRACT. ALL REFERENCES IN THIS PROSPECTUS TO INVESTMENTS IN OR TRANSFERS INTO THE FIXED ACCOUNT DURING THE ACCUMULATION PHASE (EXCEPT FOR THE ENHANCED DOLLAR COST AVERAGING PROGRAM) SHALL ONLY APPLY TO CONTRACTS ISSUED PRIOR TO MAY 1, 2003.



As owner of the contract, you exercise all interests and rights under the contract. You can change the owner at any time, subject to our underwriting rules (a change of ownership may terminate certain optional riders). The contract may be owned generally by joint owners (limited to two natural persons). We provide more information on this under "Other Information - Ownership."



MARKET TIMING


We have policies and procedures that attempt to detect transfer activity that may adversely affect other owners or investment portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (I.E., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the frequency and size of transfers into and out of particular investment portfolios made by owners within given periods of time and/or investigating transfer activity identified by the investment portfolios on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.


Our market timing policies and procedures are discussed in more detail in "Investment Options - Transfers - Market Timing."




2. PURCHASE

PURCHASE PAYMENTS


A PURCHASE PAYMENT is the money you give us to invest in the contract. The initial purchase payment is due on the date the contract is issued. Subject to the minimum and maximum payment requirements (see below), you may make additional purchase payments.


.. The minimum initial purchase payment we will accept is $5,000 when the contract is purchased as a non-qualified contract.


..  If you are purchasing the contract as part of an IRA (Individual Retirement
     Annuity), 401(k) or other qualified plan, the minimum we will accept is $2,000.


.. If you want to make an initial purchase payment of $1 million or more, or an additional purchase payment that would cause your total purchase payments to exceed $1 million, you will need our prior approval.


.. You can make additional purchase payments of $500 or more to either type of contract (qualified and non-qualified) unless you have elected an electronic funds transfer program approved by us, in which case the minimum additional purchase payment is $100 per month.



..  We will accept a different amount if required by federal tax law.


.. We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access to Your Money.")


.. We will not accept purchase payments made with cash, money orders, or travelers checks.



We reserve the right to reject any application or purchase payment and to limit future purchase payments.


TERMINATION FOR LOW ACCOUNT VALUE



We may terminate your contract by paying you the account value in one sum if, prior to the annuity date, you do not make purchase payments for three consecutive contract years, the total amount of purchase payments made, less any partial withdrawals, is less than $2,000 or any lower amount required by federal tax laws, and the account value on or after the end of such three year period is less than $2,000. Accordingly, no contract will be terminated due solely to negative investment performance. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA, Roth IRA, SEP, SIMPLE IRA or other Qualified Contract.



ALLOCATION OF PURCHASE PAYMENTS


When you purchase a contract, we will allocate your purchase payment to the fixed account and/or any of the investment portfolios you have selected. You may not choose more than 18 investment portfolios (including the fixed account) at the time your initial purchase payment is allocated. Each allocation must be at least $500 and must be in whole numbers.


We have reserved the right to restrict payments to the fixed account if any of the following conditions exist:


.. the credited interest rate on the fixed account is equal to the guaranteed minimum rate; or


.. your account value in the fixed account equals or exceeds our published maximum for fixed account allocation (currently, there is no limit); or


..  a transfer was made out of the fixed account within the previous 180 days.


If you make additional purchase payments, we will allocate them in the same way as your first purchase payment unless you tell us otherwise. However, if you make an additional purchase payment and you have an EDCA or DCA program in effect, we will allocate your additional payments to the investment portfolios selected under the EDCA or DCA program unless you tell us otherwise. You may change your allocation instructions at any time by notifying us in writing, by calling us or by Internet. You may not choose more than 18 investment portfolios (including the fixed account) at the time you submit a subsequent purchase payment. If you wish to allocate the payment to more than 18 investment portfolios (including the fixed account), you must notify us of your chosen allocation one or more days prior to submitting the payment. If there are joint owners, unless we are instructed to the contrary, we will accept allocation instructions from either joint owner.



Once we receive your purchase payment and the necessary information, we will issue your contract and allocate your first purchase payment within 2 business days. A BUSINESS DAY is each day that the New York Stock Exchange is open for business. A business day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. (See "Other Information
- Requests and Elections.") However, if you allocate purchase payments to a discontinued investment portfolio (see Appendix A), we will request reallocation instructions or, if unable to obtain such instructions, we will return your purchase payment to you.



FREE LOOK


If you change your mind about owning this contract, you can cancel it within 10 days after receiving it. We ask that you submit your request to cancel in writing, signed by you, to our Annuity Service Center. When you cancel the contract within this "free look" period, we will not assess a withdrawal charge. You will receive back whatever your contract is worth on the day we receive your request. This may be more or less than your payment depending upon the performance of the portfolios you allocated your purchase payment to during the free look period. This means that you bear the risk of any decline in the value of your contract during the free look period. We do not refund any charges or deductions assessed during the free look period.


ACCUMULATION UNITS


The portion of your account value allocated to the Separate Account will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of this portion of your account value, we use a unit of measure we call an ACCUMULATION UNIT. (An accumulation unit works like a share of a mutual fund.)


Every business day we determine the value of an accumulation unit for each of the investment portfolios by multiplying the accumulation unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:


1) dividing the net asset value per share of the investment portfolio at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the investment portfolio as of that day, by the net asset value per share of the investment portfolio for the previous business day, and


2) multiplying it by one minus the Separate Account product charges (including any death benefit rider charge) for each day since the last business day and any charges for taxes.


The value of an accumulation unit may go up or down from day to day.


When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment portfolio by the value of the accumulation unit for that investment portfolio.


We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each day (generally 4:00 p.m. Eastern
Time) and then credit your contract.


EXAMPLE:


   On Monday we receive an additional purchase payment of $5,000 from you before 4:00 p.m. Eastern Time. You have told us you want this to go to the Lord Abbett Growth and Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Lord Abbett Growth and Income Portfolio is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Lord Abbett Growth and Income Portfolio.


ACCOUNT VALUE


ACCOUNT VALUE is equal to the sum of your interests in the investment portfolios, the fixed account, and the EDCA account. Your interest in each investment portfolio is determined by multiplying the number of accumulation units for that portfolio by the value of the accumulation unit.

REPLACEMENT OF CONTRACTS



From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. The account value of this contract attributable to the exchanged assets will not be subject to any withdrawal charge or be eligible for the Enhanced Dollar Cost Averaging program or the Three Month Market Entry Program (see "Investment Options - Dollar Cost Averaging Programs"). Any additional purchase payments contributed to the new contract will be subject to all fees and charges, including the withdrawal charge described in the current prospectus for the new contract. The fees and charges in the new contract may be higher (or lower) and the benefits may be different. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.



Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the contract until we have received the initial premium from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.




3. INVESTMENT OPTIONS

The contract offers 26 INVESTMENT PORTFOLIOS, which are listed below. Additional investment portfolios may be available in the future.



YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY. COPIES OF THESE PROSPECTUSES WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR CONTRACT. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: FIRST METLIFE INVESTORS INSURANCE COMPANY, ANNUITY SERVICE CENTER, P.O. BOX 10366, DES MOINES, IOWA 50306-0366, (800) 709-2811. YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://


WWW.SEC.GOV. CERTAIN INVESTMENT PORTFOLIOS DESCRIBED IN THE FUND PROSPECTUSES MAY NOT BE AVAILABLE WITH YOUR CONTRACT. (SEE APPENDIX A.) APPENDIX B CONTAINS A SUMMARY OF ADVISERS AND SUBADVISERS, AND INVESTMENT OBJECTIVES AND STRATEGIES FOR EACH INVESTMENT PORTFOLIO.


The investment objectives and policies of certain of the investment portfolios may be similar to the investment objectives and policies of other mutual funds that certain of the portfolios' investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds may have the same investment advisers.


Shares of the investment portfolios may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to qualified plans. Due to differences in tax treatment and other considerations, the interests of various owners participating in, and the interests of qualified plans investing in the investment portfolios may conflict. The investment portfolios will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.



CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT PORTFOLIOS. An investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or subadviser of an investment portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the contracts and, in our role as an intermediary, with respect to the investment portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from investment portfolio assets. Contract owners, through their indirect investment in the investment portfolios, bear the costs of these advisory fees (see the investment portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay us more than others. These percentages currently range up to 0.50%.


Additionally, an investment adviser or subadviser of an investment portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of the contracts.


We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers, MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the investment portfolios. We will benefit accordingly from assets allocated to the investment portfolios to the extent they result in profits to the advisers. (See "Fee Tables and Examples - Investment Portfolio Expenses" for information on the management fees paid by the investment portfolios and the Statement of Additional Information for the investment portfolios for information on the management fees paid by the advisers to the subadvisers.)


Certain investment portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An investment portfolio's 12b-1 Plan, if any, is described in more detail in the investment portfolio's prospectus. (See "Fee Tables and Examples - Investment Portfolio Expenses" and "Distributor.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an investment portfolio's 12b-1 Plan decrease the investment portfolio's investment return.


We select the investment portfolios offered through this contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the investment portfolio's adviser or subadviser is one of our affiliates or whether the investment portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than to those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the investment portfolios periodically and may remove an investment portfolio or limit its availability to new purchase payments and/or transfers of account value if we determine that the investment portfolio no longer meets one or more of the selection criteria, and/or if the investment portfolio has not attracted significant allocations from contract owners. In some cases, we have included investment portfolios based on recommendations made by selling firms.


WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR INVESTMENT PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE INVESTMENT PORTFOLIOS YOU HAVE CHOSEN.


We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Other Information - Distributor.")

AMERICAN FUNDS INSURANCE SERIES (CLASS 2)

American Funds Insurance Series is a trust with multiple portfolios. Capital Research and Management Company is the investment adviser to each portfolio. The following Class 2 portfolio is available under the contract:


     American Funds Global Growth Fund



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)


Franklin Templeton Variable Insurance Products Trust currently consists of 22 separate series (the Fund or Funds). Funds may be available in multiple classes: Class 1, Class 2 and Class 3. Templeton Global Advisors Limited is the investment adviser for the Templeton Growth Securities Fund. The following Class 2 portfolio is available under the contract:


     Templeton Growth Securities Fund



MET INVESTORS SERIES TRUST (CLASS B OR CLASS A, AS NOTED)


Met Investors Series Trust is a mutual fund with multiple portfolios. Met Investors Advisory LLC (Met Investors Advisory), an affiliate of First MetLife Investors, is the investment manager of Met Investors Series Trust. Met Investors Advisory has engaged subadvisers to provide investment advice for the individual investment portfolios. (See Appendix B for the names of the subadvisers.) The following Class B or Class A, as noted, portfolios are available under the contract:


     Lazard Mid-Cap Portfolio


     Lord Abbett Bond Debenture Portfolio


     Lord Abbett Growth and Income Portfolio


     Lord Abbett Mid-Cap Value Portfolio

     MFS (Reg. TM) Research International Portfolio

     Oppenheimer Capital Appreciation Portfolio

     PIMCO Total Return Portfolio


     Pioneer Fund Portfolio (Class A)


     Pioneer Strategic Income Portfolio (Class A)


     Van Kampen Comstock Portfolio

     Van Kampen Mid-Cap Growth Portfolio

         (formerly Lord Abbett Growth Opportunities Portfolio)




METROPOLITAN SERIES FUND, INC. (CLASS B OR CLASS E, AS NOTED)

Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, LLC (MetLife Advisers), an affiliate of First MetLife Investors, is the investment adviser to the portfolios. MetLife Advisers has engaged subadvisers to provide investment advice for the individual investment portfolios. (See Appendix B for the names of the subadvisers.) The following Class B or Class E, as noted, portfolios are available under the contract:


     BlackRock Bond Income Portfolio

     BlackRock Money Market Portfolio

     Capital Guardian U.S. Equity Portfolio

     Davis Venture Value Portfolio (Class E)


     Franklin Templeton Small Cap Growth Portfolio

     MFS (Reg. TM) Total Return Portfolio


     Oppenheimer Global Equity Portfolio



PUTNAM VARIABLE TRUST (CLASS IB)

Putnam Variable Trust is a mutual fund with multiple portfolios. Putnam Investment Management, LLC is the investment adviser to each portfolio. The following Class IB portfolios are available under the contract:


     Putnam VT Equity Income Fund



MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM (CLASS B)

In addition to the portfolios listed above under Met Investors Series Trust, the following Class B portfolios are available under the contract:


     MetLife Defensive Strategy Portfolio

     MetLife Moderate Strategy Portfolio

     MetLife Balanced Strategy Portfolio

     MetLife Growth Strategy Portfolio

     MetLife Aggressive Strategy Portfolio


TRANSFERS


GENERAL. You can transfer a portion of your account value among the fixed account (excludes the accumulation phase for contracts issued on and after May 1, 2003) and the investment portfolios. The contract provides that you can make a maximum of 12 transfers every year and that each transfer is made without charge. We measure a year from the anniversary of the day we issued your contract. We currently allow unlimited transfers but reserve the right to limit this in the future. We may also limit transfers in circumstances of market timing or other transfers we determine are or would be to the disadvantage of other contract owners. (See "Investment Options - Transfers -

Market Timing.") We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a charge were to be imposed, it would be $25 for each transfer over 12 in a year. The transfer fee will be deducted from the investment portfolio or fixed account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.


You can make a transfer to or from the fixed account and to or from any investment portfolio, subject to the limitations below. All transfers made on the same business day will be treated as one transfer. Transfers received before the close of trading on the New York Stock Exchange will take effect as of the end of the business day. The following apply to any transfer:


.. Your request for transfer must clearly state which investment portfolio(s) or the fixed account are involved in the transfer.


..  Your request for transfer must clearly state how much the transfer is for.


.. The minimum amount you can transfer is $500 from an investment portfolio, or your entire interest in the investment portfolio, if less (this does not apply to pre-scheduled transfer programs).



.. The minimum amount that may be transferred from the fixed account is $500, or your entire interest in the fixed account. Transfers out of the fixed account during the accumulation phase are limited to the greater of: (a) 25% of the fixed account value at the beginning of the contract year, or
     (b) the amount transferred out of the fixed account in the prior contract year. Currently we are not imposing these restrictions on transfers out of the fixed account, but we have the right to reimpose them at any time.



.. You may not make a transfer to more than 18 investment portfolios (including the fixed account) at any time if the request is made by telephone to our voice response system or by Internet. A request to transfer to more than 18 investment portfolios (including the fixed account) may be made by calling or writing our Annuity Service Center.


During the accumulation phase, to the extent permitted by applicable law, during times of drastic economic or market conditions, we may suspend the transfer privilege temporarily without notice and treat transfer requests based on their separate components (a redemption order with simultaneous request for purchase of another investment portfolio). In such a case, the redemption order would be processed at the source investment portfolio's next determined accumulation unit value. However, the purchase of the new investment portfolio would be effective at the next determined accumulation unit value for the new investment portfolio only after we receive the proceeds from the source investment portfolio, or we otherwise receive cash on behalf of the source investment portfolio.


For transfers during the accumulation phase, we have reserved the right to restrict transfers to the fixed account if any one of the following conditions exist:


..  The credited interest rate is equal to the guaranteed minimum rate;


.. Your account value in the fixed account equals or exceeds our published maximum for fixed account contract values (currently, there is no limit); or


..  A transfer was made out of the fixed account within the previous 180 days.


During the income phase, you cannot make transfers from a fixed annuity payment option to the investment portfolios. You can, however, make transfers during the income phase from the investment portfolios to a fixed annuity payment option and among the investment portfolios.


TRANSFERS BY TELEPHONE OR OTHER MEANS. You may elect to make transfers by telephone, Internet or other means acceptable to us. To elect this option, you must first provide us with a notice or agreement in a form that we may require. If you own the contract with a joint owner, unless we are instructed otherwise, we will accept instructions from either you or the other owner. (See "Other Information - Requests and Elections.")


All transfers made on the same day will be treated as one transfer. A transfer will be made as of the end of the business day when we receive a notice containing all the required information necessary to process the request. We will consider telephone and Internet requests received after 4:00 p.m. Eastern Time to be received the following business day.


PRE-SCHEDULED TRANSFER PROGRAM. There are certain programs that involve transfers that are pre-scheduled. When a transfer is made as a result of such a program, we do not count the transfer in determining the applicability of any transfer fee and certain minimums do not apply. The current pre-scheduled transfers are made in conjunction with the following:
Dollar Cost Averaging, Three Month Market Entry and Automatic Rebalancing Programs.



MARKET TIMING. Frequent requests from contract owners to transfer account value may dilute the value of an investment portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying investment portfolios and may disrupt portfolio management strategy, requiring a portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the investment portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the contracts (E.G., annuitants and beneficiaries).



We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment portfolios (i.e., the American Funds Global Growth Fund, the Templeton Growth Securities Fund, and the Lord Abbett Bond Debenture, MFS (Reg. TM) Research International, Pioneer Strategic Income, Franklin Templeton Small Cap Growth, and Oppenheimer Global Equity Portfolios), and we monitor transfer activity in those portfolios (the "Monitored Portfolios"). In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current account value; and (3) two or more "round-trips" involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.



We do not believe that other investment portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain investment portfolios, we rely on the underlying investment portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.


Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other owners or other persons who have an interest in the contracts, we require all future transfer requests to or from any Monitored Portfolios or other identified investment portfolios under that contract to be submitted with an original signature.



Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.


The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those investment portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the contracts. We do not accommodate market timing in any investment portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The investment portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, investment portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the investment portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the investment portfolios, we have entered into a written agreement, as required by SEC regulation, with each investment portfolio or its principal underwriter that obligates us to provide to the investment portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the investment portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading policies established by the investment portfolio.


In addition, contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the investment portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the investment portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the investment portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the investment portfolios. If an investment portfolio believes that an omnibus order reflects one or more transfer requests from contract owners engaged in disruptive trading activity, the investment portfolio may reject the entire omnibus order.



In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the investment portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the investment portfolio prospectuses for more details.


DOLLAR COST AVERAGING PROGRAMS


We offer two dollar cost averaging programs as described below. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You can elect only one dollar cost averaging program at a time. The dollar cost averaging programs are available only during the accumulation phase.


We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no additional charge for participating in any of the dollar cost averaging programs. If you participate in any of the dollar cost averaging programs, the transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus.


The two dollar cost averaging programs are:


1.    STANDARD DOLLAR COST AVERAGING (DCA)


     This program allows you to systematically transfer a set amount each month from the fixed account or from a money market investment portfolio to any of the other available investment portfolio(s) you select. We provide certain exceptions from our normal fixed account restrictions to accommodate dollar cost averaging programs. These transfers are made on a date you select or, if you do not select a date, on the date that a purchase payment or account value is allocated to the dollar cost averaging program.



You can make subsequent purchase payments while you have an active DCA program in effect, provided, however, that no amount will be allocated to the DCA program without your express direction. (See "Purchase - Allocation of Purchase Payments.") If you make such an addition to your existing DCA program, the DCA transfer amount will not be increased; however, the number of months over which transfers are made is increased, unless otherwise elected in writing. You can terminate the program at any time, at which point transfers under the program will stop.


2.    ENHANCED DOLLAR COST AVERAGING PROGRAM (EDCA)

     The Enhanced Dollar Cost Averaging (EDCA) Program allows you to systematically transfer amounts from the EDCA account in the general account to any available investment portfolio(s) you select. Except as discussed below, only new purchase payments or portions thereof can be allocated to an EDCA account. The transfer amount will be equal to the amount allocated to the EDCA account divided by a specified number of months (currently 6 or 12 months). For example, a $12,000 allocation to a 6-month program will consist of six $2,000 transfers, and a final transfer of the interest processed separately as a seventh transfer.


You can make subsequent purchase payments while you have an active EDCA account in effect, provided, however, that no amount will be allocated to the EDCA account without your express direction. (See "Purchase - Allocation of Purchase Payments.") When a subsequent purchase payment is allocated by you to your existing EDCA account we create "buckets" within your EDCA account.


.. The EDCA transfer amount will be increased by the subsequent purchase payment divided by the number of EDCA months (6 or 12 months as you selected) and thereby accelerates the time period over which transfers are made.


.. Each allocation (bucket) resulting from a subsequent purchase payment will earn interest at the then current interest rate applied to new allocations to an EDCA account of the same monthly term.


.. Allocations (buckets) resulting from each purchase payment, along with the interest credited, will be transferred on a first-in, first-out basis. Using the example above, a subsequent $6,000 allocation to a 6 month EDCA will increase the EDCA transfer amount from $2,000 to $3,000 ($2,000 plus $6,000/6). This increase will have the effect of accelerating the rate at which the 1st payment bucket is exhausted.


(See Appendix C for further examples of EDCA with multiple purchase payments.)


The interest rate earned in an EDCA account will be the minimum guaranteed rate, plus any additional interest which we may declare from time to time. The interest rate earned in an EDCA account is paid over time on declining amounts in the EDCA account. Therefore, the amount of interest payments you receive will decrease as amounts are systematically transferred from the EDCA account to any investment portfolio, and the effective interest rate earned will therefore be less than the declared interest rate.



The first transfer we make under the EDCA program is the date your purchase payment is allocated to your EDCA account. Subsequent transfers will be made each month thereafter on the same day. However, transfers will be made on the 1st day of the following month for purchase payments allocated on the 29th, 30th, or 31st day of a month. If the selected day is not a business day, the transfer will be deducted from the EDCA account on the selected day but will be applied to the investment portfolios on the next business day. EDCA interest will not be credited on the transfer amount between the selected day and the next business day. Transfers will continue on a monthly basis until all amounts are transferred from your EDCA account. Your EDCA account will be terminated as of the last transfer.


If you decide you no longer want to participate in the EDCA program, and your contract was issued prior to May 1, 2005, all money remaining in your EDCA account will be transferred to the BlackRock Money Market Portfolio, unless you specify otherwise. If your contract was issued on or after May 1, 2005, all money remaining in your EDCA account will be transferred to the investment portfolio(s) in accordance with the percentages you have chosen for the EDCA program, unless you specify otherwise.


THREE MONTH MARKET ENTRY PROGRAM


Alternatively, you can participate in the Three Month Market Entry Program which operates in the same manner as the Enhanced Dollar Cost Averaging Program, except it is of 3 months duration.


AUTOMATIC REBALANCING PROGRAM


Once your money has been allocated to the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance quarterly, semi-annually or annually.


An automatic rebalancing program is intended to transfer account value from those portfolios that have increased in value to those that have declined or not increased as much in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Automatic rebalancing does not guarantee profits, nor does it assure that you will not have losses.


We will measure the rebalancing periods from the anniversary of the date we issued your contract. If a dollar cost averaging (either DCA or EDCA) program is in effect, rebalancing allocations will be based on your current DCA or EDCA allocations. If you are not participating in a dollar cost averaging program, we will make allocations based upon your current purchase payment allocations, unless you tell us otherwise.


The Automatic Rebalancing Program is available only during the accumulation phase. There is no additional charge for participating in the Automatic Rebalancing Program. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.



EXAMPLE:


   Assume that you want your initial purchase payment split between 2 investment portfolios. You want 40% to be in the Lord Abbett Bond Debenture Portfolio and 60% to be in the Van Kampen Mid-Cap Growth Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Lord Abbett Bond Debenture Portfolio now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we will sell some of your units in the Lord Abbett Bond Debenture Portfolio to bring its value back to 40% and use the money to buy more units in the Van Kampen Mid-Cap Growth Portfolio to increase those holdings to 60%.



DESCRIPTION OF THE METLIFE ASSET ALLOCATION PROGRAM



The MetLife Asset Allocation Program consists of the following five MetLife asset allocation portfolios (Class B), each of which is a portfolio of the Met Investors Series Trust. Met Investors Advisory LLC ("Met Investors Advisory"), an affiliate of ours, is the investment manager of the MetLife asset allocation portfolios.


METLIFE ASSET ALLOCATION PROGRAM PORTFOLIOS
-------------------------------------------



     MetLife Defensive Strategy Portfolio

     MetLife Moderate Strategy Portfolio

     MetLife Balanced Strategy Portfolio

     MetLife Growth Strategy Portfolio

     MetLife Aggressive Strategy Portfolio


Each portfolio is well diversified and was designed on established principles of asset allocation and risk tolerance. Each portfolio will invest substantially all of its assets in the Class A shares of other investment portfolios of the Met Investors Series Trust or of the Metropolitan Series Fund, Inc., which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable. Each portfolio has a target allocation among the three types of asset classes (equity, fixed income and cash/money market). Met Investors Advisory establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the underlying investment portfolios in which a portfolio invests based on, among other things, the underlying investment portfolios' investment objectives and policies, Met Investors Advisory's investment process, its outlook for the economy, interest rates, financial markets and historical performance of each underlying investment portfolio and/or asset class. At least annually, Met Investors Advisory will evaluate each portfolio's target allocation between equity and fixed income securities, including the allocation among sub-classes of these asset classes, based on the portfolio's risk profile. At the same time, Met Investors Advisory will also consider whether to make changes to each portfolio's underlying investment portfolio target. (See the fund prospectus for a description of each portfolio's target allocation.)


Met Investors Advisory has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the portfolios and to investment in the underlying investment portfolios, which may assist Met Investors Advisory in determining the underlying investment portfolios that may be available for investment and with the selection of and allocation of each portfolio's investments among the underlying investment portfolios. Met Investors Advisory is responsible for paying the consulting fees.



VOTING RIGHTS



We are the legal owner of the investment portfolio shares. However, we believe that when an investment portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other affected owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.



SUBSTITUTION OF INVESTMENT OPTIONS


If investment in the investment portfolios or a particular investment portfolio is no longer possible, in our judgment becomes inappropriate for purposes of the contract, or for any other reason in our sole discretion, we may substitute another investment portfolio or investment portfolios without your consent. The substituted investment portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close investment portfolios to allocation of purchase payments or account value, or both, at any time in our sole discretion.




4. EXPENSES

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:


PRODUCT CHARGES



SEPARATE ACCOUNT PRODUCT CHARGES. Each day, we make a deduction for our Separate Account product charges (which consist of the mortality and expense charge, the administration charge and the charges related to any death benefit riders). We do this as part of our calculation of the value of the accumulation units and the annuity units (I.E., during the accumulation phase and the income phase).



MORTALITY AND EXPENSE CHARGE. We assess a daily mortality and expense charge which is equal, on an annual basis, to 1.05% of the average daily net asset value of each investment portfolio. For contracts issued prior to May 1, 2004, the mortality and expense charge on an annual basis is 1.15% of the average daily net asset value of each investment portfolio.


This charge compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the contract. These guarantees include making annuity payments that will not change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the contract. The charge also compensates us for expense risks we assume to cover contract maintenance expenses. These expenses may include issuing contracts, maintaining records, making and maintaining subaccounts available under the contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the contract, including programs like transfers and dollar cost averaging. If the mortality and expense charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses or for any other purpose.


ADMINISTRATION CHARGE. This charge is equal, on an annual basis, to 0.25% of the average daily net asset value of each investment portfolio. This charge, together with the account fee (see below), is for the expenses associated with the administration of the contract. Some of these expenses are: issuing contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the contracts.


DEATH BENEFIT RIDER CHARGE. If you select the optional Annual Step-Up Death Benefit rider, we assess a daily charge during the accumulation phase equal, on an annual basis, to 0.20% of the average daily net asset value of each investment portfolio.


ACCOUNT FEE


During the accumulation phase, every contract year on your contract anniversary (the anniversary of the date when your contract was issued), we will deduct $30 from your contract as an account fee for the prior contract year if your account value is less than $50,000. If you make a complete withdrawal from your contract, the full account fee will be deducted from the account value regardless of the amount of your account value. During the accumulation phase, the account fee is deducted pro rata from the investment portfolios. This charge is for administrative expenses (see above). This charge cannot be increased.


A pro rata portion of the charge will be deducted from the account value on the annuity date if this date is other than a contract anniversary. If your account value on the annuity date is at least $50,000, then we will not deduct the account fee. After the annuity date, the charge will be collected monthly out of the annuity payment, regardless of the size of your contract.


WITHDRAWAL CHARGE


During the accumulation phase, you can make a withdrawal from your contract (either a partial or a complete withdrawal). If the amount you withdraw is determined to include the withdrawal of any of your prior purchase payments, a withdrawal charge is assessed against the purchase payment withdrawn. To determine if your withdrawal includes prior purchase payments, amounts are withdrawn from your contract in the following order:


1. Earnings in your contract (earnings are equal to your account value, less purchase payments not previously withdrawn); then


2.    The free withdrawal amount described below; then


3. Purchase payments not previously withdrawn, in the order such purchase payments were made: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn.


FREE WITHDRAWAL AMOUNT. The free withdrawal amount for each contract year after the first (there is no free withdrawal amount in the first contract year) is equal to 10% of your total purchase payments, less the total free withdrawal amount previously withdrawn in the same contract year. Also, we currently will not assess the withdrawal charge on amounts withdrawn during the first contract year under the Systematic Withdrawal Program. Any unused free withdrawal amount in one contract year does not carry over to the next contract year.


The withdrawal charge is calculated at the time of each withdrawal in accordance with the following:



Number of Complete Years from        Withdrawal Charge
Receipt of Purchase Payment       (% of Purchase Payment)
------------------------------   ------------------------
  0                                         7
  1                                         6
  2                                         6
  3                                         5
  4                                         4
  5                                         3
  6                                         2
  7 and thereafter                          0

For a partial withdrawal, the withdrawal charge is deducted from the remaining account value, if sufficient. If the remaining account value is not sufficient, the withdrawal charge is deducted from the amount withdrawn.


If the account value is smaller than the total of all purchase payments, the withdrawal charge only applies up to the account value.


We do not assess the withdrawal charge on any payments paid out as annuity payments or as death benefits. In addition, we will not assess the withdrawal charge on required minimum distributions from qualified contracts but only as to amounts required to be distributed from this contract. We do not assess the withdrawal charge on earnings in your contract.


NOTE: For tax purposes, earnings from non-qualified contracts are considered to come out first.


REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE


GENERAL. We may elect to reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with us. We may not deduct a withdrawal charge under a contract issued to an officer, director, employee, or a family member of an officer, director, or employee of ours or any of our affiliates and we may not deduct a withdrawal charge under a contract issued to an officer, director or employee or family member of an officer, director or employee of a broker-dealer which is participating in the offering of the contract. In lieu of a withdrawal charge waiver, we may provide an account value credit.


NURSING HOME OR HOSPITAL CONFINEMENT RIDER. We will not impose a withdrawal charge if, after you have owned the contract for one year, you or your joint owner becomes confined to a nursing home and/or hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a 6 month break in confinement and the confinements are for related causes. The confinement must begin after the first contract anniversary and you must have been the owner continuously since the contract was issued (or have become the owner as the spousal beneficiary who continues the contract). The confinement must be prescribed by a physician and be medically necessary. This waiver terminates on the annuity date. We will not accept additional payments once this waiver is used.


TERMINAL ILLNESS RIDER. After the first contract anniversary, we will waive the withdrawal charge if you or your joint owner are terminally ill and not expected to live more than 12 months; a physician certifies to your illness and life expectancy; you were not diagnosed with the terminal illness as of the date we issued your contract; and you have been the owner continuously since the contract was issued (or have become the owner as the spousal beneficiary who continues the contract). This waiver terminates on the annuity date. We will not accept additional payments once this waiver is used.



For contracts issued on and after May 1, 2005, the Nursing Home or Hospital Confinement rider and the Terminal Illness rider are not available for owners who are age 81 or older (on the contract issue date). Additional conditions and requirements apply to the Nursing Home or Hospital Confinement rider and the Terminal Illness rider. They are specified in the rider(s) that are part of your contract.



PREMIUM AND OTHER TAXES


We reserve the right to deduct from purchase payments, account balances, withdrawals, death benefits or income payments any taxes relating to the contracts (including, but not limited to, premium taxes) paid by us to any government entity. Examples of these taxes include, but are not limited to, premium tax, generation-skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. New York does not currently assess premium taxes on purchase payments you make. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the account balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. It is our current practice not to charge premium taxes until annuity payments begin.


TRANSFER FEE


We currently allow unlimited transfers without charge during the accumulation phase. However, we have reserved the right to limit the number of transfers to a maximum of 12 per year without charge and to charge a transfer fee of $25 for each transfer greater than 12 in any year. We are currently waiving the transfer fee, but reserve the right to charge it in the future. The transfer fee is deducted from the investment portfolio or fixed account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.


If the transfer is part of a pre-scheduled transfer program, it will not count in determining the transfer fee.

INCOME TAXES


We will deduct from the contract for any income taxes which we incur because of the contract. At the present time, we are not making any such deductions.


INVESTMENT PORTFOLIO EXPENSES


There are deductions from and expenses paid out of the assets of each investment portfolio, which are described in the fee table in this prospectus and the investment portfolio prospectuses. These deductions and expenses are not charges under the terms of the contract, but are represented in the share values of each investment portfolio.




5.  ANNUITY PAYMENTS

        (THE INCOME PHASE)

ANNUITY DATE


Under the contract you can receive regular income payments (referred to as ANNUITY PAYMENTS). You can choose the month and year in which those payments begin. We call that date the ANNUITY DATE. Your annuity date must be the first day of a calendar month and must be at least 30 days after we issue the contract. Annuity payments must begin by the first day of the calendar month following the annuitant's 90th birthday or 10 years from the date we issue your contract, whichever is later (this requirement may be changed by us).



When you purchase the contract, the annuity date will be the later of the first day of the calendar month after the annuitant's 90th birthday or 10 years from the date your contract was issued. You can change the annuity date at any time before the annuity date with 30 days prior notice to us.


Please be aware that once your contract is annuitized, you are ineligible to receive the death benefit you have selected.


ANNUITY PAYMENTS



You (unless another payee is named) will receive the annuity payments during the income phase. The annuitant is the natural person(s) whose life we look to in the determination of annuity payments.


During the income phase, you have the same investment choices you had just before the start of the income phase. At the annuity date, you can choose whether payments will be:


..  fixed annuity payments, or


..  variable annuity payments, or


..  a combination of both.


If you don't tell us otherwise, your annuity payments will be based on the investment allocations that were in place just before the start of the income phase.



If you choose to have any portion of your annuity payments based on the investment portfolio(s), the dollar amount of your initial payment will vary and will depend upon three things:



1) the value of your contract in the investment portfolio(s) just before the start of the income phase,


2) the assumed investment return (AIR) (you select) used in the annuity table for the contract, and



3)    the annuity option elected.


Subsequent variable annuity payments will vary with the performance of the investment portfolios you selected. (For more information, see "Variable Annuity Payments" below.)


At the time you choose an annuity option, you select the AIR, which must be acceptable to us. Currently, you can select an AIR of 3% or 4%. You can change the AIR with 30 days notice to us prior to the annuity date. If you do not select an AIR, we will use 3%. If the actual performance exceeds the AIR, your variable annuity payments will increase. Similarly, if the actual investment performance is less than the AIR, your variable annuity payments will decrease.



Your variable annuity payment is based on ANNUITY UNITS. An annuity unit is an accounting device used to calculate the dollar amount of annuity payments. (For more information, see "Variable Annuity Payments" below.)



When selecting an AIR, you should keep in mind that a lower AIR will result in a lower initial variable annuity payment, but subsequent variable annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the investment portfolios. On the other hand, a higher AIR will result in a higher initial variable annuity payment than a lower AIR, but later variable annuity payments will rise more slowly or fall more rapidly.

In the event of a transfer during the income phase from a variable annuity payment option to a fixed annuity payment option, this may result in a reduction in the amount of annuity payments.


If you choose to have any portion of your annuity payments be a fixed annuity payment, the dollar amount of each fixed annuity payment will not change.


Annuity payments are made monthly (or at any frequency permitted under the contract) unless you have less than $5,000 to apply toward an annuity option. In that case, we may provide your annuity payment in a single lump sum instead of annuity payments. Likewise, if your annuity payments would be or become less than $100 a month, we have the right to change the frequency of payments so that your annuity payments are at least $100.


ANNUITY OPTIONS


You can choose among income plans. We call those ANNUITY OPTIONS. We ask you to choose an annuity option when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us.



If you do not choose an annuity option at the time you purchase the contract, Option 2, which provides a life annuity with 10 years of guaranteed annuity payments, will automatically be applied.



You can choose one of the following annuity options or any other annuity option acceptable to us. After annuity payments begin, you cannot change the annuity option.


OPTION 1. LIFE ANNUITY. Under this option, we will make annuity payments so long as the annuitant is alive. We stop making annuity payments after the annuitant's death. It is possible under this option to receive only one annuity payment if the annuitant dies before the due date of the second payment or to receive only two annuity payments if the annuitant dies before the due date of the third payment, and so on.



OPTION 2. LIFE ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make annuity payments so long as the annuitant is alive. If, when the annuitant dies, we have made annuity payments for less than ten years, we will then continue to make annuity payments for the rest of the 10 year period.



OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. We will stop making annuity payments after the last survivor's death.



OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. If, at the last death of the annuitant and the joint annuitant, we have made annuity payments for less than ten years, we will then continue to make annuity payments for the rest of the 10 year period.


OPTION 5. PAYMENTS FOR A DESIGNATED PERIOD. We currently offer an annuity option under which fixed or variable monthly annuity payments are made for a selected number of years as approved by us, currently not less than 10 years. This annuity option may be limited or withdrawn by us in our discretion.


We may require proof of age or sex of an annuitant before making any annuity payments under the contract that are measured by the annuitant's life. If the age or sex of the annuitant has been misstated, the amount payable will be the amount that the account value would have provided at the correct age or sex. Once annuity payments have begun, any underpayments will be made up in one sum with the next annuity payment. Any overpayments will be deducted from future annuity payments until the total is repaid.


You may withdraw the commuted value of the payments remaining under the variable Payments for a Designated Period annuity option (Option 5). You may not commute the fixed Payments for a Designated Period annuity option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining guaranteed payments. For variable annuity options, the calculation of the commuted value will be done using the AIR applicable to the contract. (See "Annuity Payments" above.) For fixed annuity options, the calculation of the commuted value will be done using the then current annuity option rates.



There may be tax consequences resulting from the election of an annuity payment option containing a commutation feature (I.E., an annuity payment option that permits the withdrawal of a commuted value). (See "Federal Income Tax Status.")


Due to underwriting or Internal Revenue Code considerations, there may be limitations on payments to the survivor under Options 3 and 4 and/or the duration of the guarantee period under Options 2, 4, and 5.



In addition to the annuity options described above, we may offer an additional payment option that would allow your beneficiary to take distribution of the account value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from IRAs. (See "Federal Income Tax Status.") We intend to make this payment option available to both tax qualified and non-tax qualified contracts.


In the event that you purchased the contract as a tax qualified contract, you must take distribution of the account value in accordance with the minimum required distribution rules set forth in applicable tax law. (See "Federal Income Tax Status.") Under certain circumstances, you may satisfy those requirements by electing an annuity option. You may choose any death benefit available under the contract, but certain other contract provisions and programs will not be available. Upon your death, if annuity payments have already begun, the death benefit would be required to be distributed to your beneficiary at least as rapidly as under the method of distribution in effect at the time of your death.




VARIABLE ANNUITY PAYMENTS

The Adjusted Contract Value (the account value, less any applicable premium taxes and account fee) is determined on the annuity calculation date, which is a business day no more than five (5) business days before the annuity date. The first variable annuity payment will be based upon the Adjusted Contract Value, the annuity option elected, the annuitant's age and sex, and the appropriate variable annuity option table. If, as of the annuity calculation date, the then current variable annuity option rates applicable to this class of contracts provide a first annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.


The dollar amount of variable annuity payments after the first payment is determined as follows:


.. The dollar amount of the first variable annuity payment is divided by the value of an annuity unit for each applicable investment portfolio as of the annuity calculation date. This establishes the number of annuity units for each payment. The number of annuity units for each applicable investment portfolio remains fixed during the annuity period, provided that transfers among the subaccounts will be made by converting the number of annuity units being transferred to the number of annuity units of the subaccount to which the transfer is made, and the number of annuity units will be adjusted for transfers to a fixed annuity option. Please see the Statement of Additional Information for details about making transfers during the Annuity Phase.


.. The fixed number of annuity units per payment in each investment portfolio is multiplied by the annuity unit value for that investment portfolio for the business day for which the annuity payment is being calculated. This result is the dollar amount of the payment for each applicable investment portfolio, less any account fee. The account fee will be deducted pro rata out of each annuity payment.


.. The total dollar amount of each variable annuity payment is the sum of all investment portfolio variable annuity payments.


ANNUITY UNIT. The initial annuity unit value for each investment portfolio of the Separate Account was set by us. The subsequent annuity unit value for each investment portfolio is determined by multiplying the annuity unit value for the immediately preceding business day by the net investment factor (see the Statement of Additional Information for a definition) for the investment portfolio for the current business day and multiplying the result by a factor for each day since the last business day which represents the daily equivalent of the AIR you elected.



FIXED ANNUITY PAYMENTS

The Adjusted Contract Value (defined above under "Variable Annuity Payments") on the day immediately preceding the annuity date will be used to determine a fixed annuity payment. The annuity payment will be based upon the annuity option elected and the appropriate annuity option table. If, as of the annuity calculation date, the then current annuity option rates applicable to this class of contracts provide an annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made. You may not make a transfer from the fixed annuity option to the variable annuity option.




6. ACCESS TO YOUR MONEY


You (or in the case of a death benefit, your beneficiary) can have access to the money in your contract:


(1)    by making a withdrawal (either a partial or a complete withdrawal);


(2)    by electing to receive annuity payments; or


(3)    when a death benefit is paid to your beneficiary.


Under most circumstances, withdrawals can only be made during the accumulation phase.


You may establish a withdrawal plan under which you can receive substantially equal periodic payments in order to comply with the requirements of Sections 72(q) or (t) of the Code. Premature modification or termination of such payments may result in substantial penalty taxes. (See "Federal Income Tax Status.")


When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the account value of the contract at the end of the business day when we receive a written request for a withdrawal:


..  less any applicable withdrawal charge;


..  less any premium or other tax; and


..  less any account fee.


Unless you instruct us otherwise, any partial withdrawal will be made pro rata from the fixed account, the EDCA account and the investment portfolio(s) you selected. Under most circumstances the amount of any partial withdrawal must be for at least $500, or your entire interest in the investment portfolio, fixed account or EDCA account. We require that after a partial withdrawal is made you keep at least $2,000 in the contract. If the withdrawal would result in the account value being less than $2,000 after a partial withdrawal, we will treat the withdrawal request as a request for a full withdrawal.



We will pay the amount of any withdrawal from the Separate Account within seven days of when we receive the request in good order unless the suspension of payments or transfers provision is in effect. We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a contract owner's check that has not yet cleared (I.E., that could still be dishonored by the contract owner's banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the contract owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.



How to withdraw all or part of your account value:


o You must submit a request to our Annuity Service Center. (See "Other Information - Requests and Elections.")


o You must provide satisfactory evidence of terminal illness or confinement to a nursing home if you would like to have the withdrawal charge waived. (See "Expenses - Reduction or Elimination of the Withdrawal Charge.")


o You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed on them).


o We have to receive your withdrawal request in our Annuity Service Center prior to the annuity date or owner's death.


There are limits to the amount you can withdraw from certain qualified plans including Qualified and TSA plans. (See "Federal Income Tax Status.")


INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.


SYSTEMATIC WITHDRAWAL PROGRAM


You may elect the Systematic Withdrawal Program at any time. We do not assess a charge for this program. This program provides an automatic payment to you of up to 10% of your total purchase payments each year. You can receive payments monthly or quarterly, provided that each payment must amount to at least $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next business day. While the Systematic Withdrawal Program is in effect you can make additional withdrawals. However, such withdrawals plus the systematic withdrawals will be considered when determining the applicability of any withdrawal charge. (For a discussion of the withdrawal charge, see "Expenses" above.)


INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS.


SUSPENSION OF PAYMENTS OR TRANSFERS


We may be required to suspend or postpone payments for withdrawals or transfers for any period when:


.. the New York Stock Exchange is closed (other than customary weekend and holiday closings);


..  trading on the New York Stock Exchange is restricted;



..  an emergency exists, as determined by the Securities and Exchange
     Commission, as a result of which disposal of shares of the investment portfolios is not reasonably practicable or we cannot reasonably value the shares of the investment portfolios; or



.. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.


We have reserved the right to defer payment for a withdrawal or transfer from the fixed account for the period permitted by law but not for more than six months.


Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an owner's ability to make certain transactions and thereby refuse to accept any requests for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.




7. PERFORMANCE

We periodically advertise subaccount performance relating to the investment portfolios. We will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the Separate Account product charges (including the death benefit rider charge) and the investment portfolio expenses. It does not reflect the deduction of any applicable account fee or withdrawal charge. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures that reflect the deduction of the Separate Account product charges (including death benefit rider charge), account fee, withdrawal charges, and the investment portfolio expenses.


For periods starting prior to the date the contract was first offered, the performance will be based on the historical performance of the corresponding investment portfolios for the periods commencing from the date on which the particular investment portfolio was made available through the Separate Account.


In addition, the performance for the investment portfolios may be shown for the period commencing from the inception date of the investment portfolios. These figures should not be interpreted to reflect actual historical performance of the Separate Account.


We may, from time to time, include in our advertising and sales materials performance information for funds or investment accounts related to the investment portfolios and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.


You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.




8. DEATH BENEFIT

UPON YOUR DEATH


If you die during the accumulation phase, we will pay a death benefit to your beneficiary(ies). The Principal Protection is the standard death benefit for your contract. At the time you purchase the contract, you can select the optional Annual Step-Up death benefit rider. If you are 80 years old or older at the effective date of your contract, you are not eligible to select the optional death benefit rider. For contracts issued prior to May 1, 2004, the Annual Step-Up is the standard death benefit for your contract.

The death benefits are described below. Check your contract and riders for the specific provisions applicable. The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method. Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in good order.


If you have a joint owner, the death benefit will be paid when the first owner dies. Upon the death of either owner, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary, unless instructed otherwise.


If a non-natural person owns the contract, then the annuitant will be deemed to be the owner in determining the death benefit. If there are joint owners, the age of the oldest owner will be used to determine the death benefit amount.


STANDARD DEATH BENEFIT - PRINCIPAL PROTECTION


The death benefit will be the greater of:


(1)    the account value; or


(2) total purchase payments, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal.


If the owner is a natural person and the owner is changed to someone other than a spouse, the death benefit amount will be determined as defined above; however, subsection (2) will be changed to provide as follows: "the account value as of the effective date of the change of owner, increased by purchase payments received after the date of the change of owner, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal made after such date."


In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the death benefit amount will be determined in accordance with (1) or (2) above.


OPTIONAL DEATH BENEFIT - ANNUAL STEP-UP


If you select the Annual Step-Up death benefit rider, the death benefit will be the greatest of:


(1)    the account value; or


(2) total purchase payments, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal; or


(3)    the highest anniversary value, as defined below.


On the date we issue the contract, the highest anniversary value is equal to your initial purchase payment. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in account value attributable to each subsequent partial withdrawal. On each contract anniversary prior to your 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the account value on the date of the recalculation.


If the owner is a natural person and the owner is changed to someone other than a spouse, the death benefit is equal to the greatest of (1), (2) or (3); however, for purposes of calculating (2) and (3) above:


.. Subsection (2) is changed to provide: "The account value as of the effective date of the change of owner, increased by purchase payments received after the date of change of owner, and reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal made after such date;" and


.. for subsection (3), the highest anniversary value will be recalculated to equal your account value as of the effective date of the change of owner.


In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the death benefit is equal to the greatest of (1), (2) or (3).


GENERAL DEATH BENEFIT PROVISIONS


The death benefit amount remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to investment risk. This risk is borne by the beneficiary.



If the beneficiary under a tax qualified contract is the annuitant's spouse, the tax law generally allows distributions to begin by the year in which the annuitant would have reached 70 1/2 (which may be more or less than five years after the annuitant's death).



A beneficiary must elect the death benefit to be paid under one of the payment options (unless the owner has previously made the election). The entire death benefit must be paid within five years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. For non-qualified contracts, payment must begin within one year of the date of death. For tax qualified contracts, payment must begin no later than the end of the calendar year immediately following the year of death.



We may also offer a payment option, for both non-tax qualified contracts and certain tax qualified contracts, under which your beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts. If this option is elected, we will issue a new contract to your beneficiary in order to facilitate the distribution of payments. Your beneficiary may choose any optional death benefit available under the new contract. Upon the death of your beneficiary, the death benefit would be required to be distributed to your beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your beneficiary's death. (See "Federal Income Tax Status.") To the extent permitted under the tax law, and in accordance with our procedures, your designated beneficiary is permitted under our procedures to make additional purchase payments consisting of monies which are direct transfers (as permitted under tax law) from other tax qualified or non-tax qualified contracts, depending on which type of contract you own, held in the name of the decedent. Any such additional purchase payments would be subject to applicable withdrawal charges. Your beneficiary is also permitted to choose some of the optional benefits available under the contract, but certain contract provisions or programs may not be available.


If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days. Payment to the beneficiary under an annuity option may only be elected during the 60-day period beginning with the date we receive due proof of death. If we do not receive an election during such time, we will make a single lump sum payment to the beneficiary at the end of the 60-day period.



If the owner or a joint owner, who is not the annuitant, dies during the income phase, any remaining payments under the annuity option elected will continue at least as rapidly as under the method of distribution in effect at the time of the owner's death. Upon the death of the owner or a joint owner during the income phase, the beneficiary becomes the owner.


SPOUSAL CONTINUATION


If the primary beneficiary is the spouse of the owner, upon the owner's death, the beneficiary may elect to continue the contract in his or her own name. Upon such election, the account value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the owner. Any excess of the death benefit amount over the account value will be allocated to each applicable investment portfolio and/or the fixed account in the ratio that the account value in the investment portfolio and/or the fixed account bears to the total account value. Spousal continuation will not satisfy required minimum distribution rules for tax qualified contracts other than IRAs.


DEATH OF THE ANNUITANT


If the annuitant, not an owner or joint owner, dies during the accumulation phase, you automatically become the annuitant. You can select a new annuitant if you do not want to be the annuitant (subject to our then-current underwriting standards). However, if the owner is a non-natural person (for example, a corporation or a trust), then the death of the primary annuitant will be treated as the death of the owner, and a new annuitant may not be named.


Upon the death of the annuitant after annuity payments begin, the death benefit, if any, will be as provided for in the annuity option selected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.


CONTROLLED PAYOUT



You may elect to have the death benefit proceeds paid to your beneficiary in the form of annuity payments for life or over a period of time that does not exceed your beneficiary's life expectancy. This election must be in writing in a form acceptable to us. You may revoke the election only in writing and only in a form acceptable to us. Upon your death, the beneficiary cannot revoke or modify your election. The Controlled Payout is only available to Non-Qualified Contracts (see "Federal Income Tax Status").





9. FEDERAL INCOME TAX STATUS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a contract.


When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money, generally for retirement purposes. If you invest in an annuity contract as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a "Qualified Contract." The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. You should note that for any Qualified Contract, the tax deferred accrual feature is provided by the tax qualified retirement plan, and as a result there should be reasons other than tax deferral for acquiring the contract within a qualified plan.


If your annuity is independent of any formal retirement or pension plan, it is termed a "Non-Qualified Contract."


Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.


TAXATION OF NON-QUALIFIED CONTRACTS


NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.


The following discussion generally applies to Non-Qualified Contracts owned by natural persons.


WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the owner's investment in the contract (generally, the premiums or other consideration paid for the contract, reduced by any amount previously distributed from the contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the owner's investment in the contract.


In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.



It is conceivable that certain benefits or the charges for certain benefits such as any of the guaranteed death benefits, could be considered to be taxable each year as deemed distributions from the contract to pay for non-annuity benefits. We currently treat these charges and benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income until distributions are actually made. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charges or benefits could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.



We reserve the right to change our tax reporting practices if we determine that they are not in accordance with IRS guidance (whether formal or informal).


ADDITIONAL PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:



..  made on or after the taxpayer reaches age 59 1/2;



..  made on or after the death of an owner;


..  attributable to the taxpayer's becoming disabled;


.. made as part of a series of substantially equal periodic payment (at least annually) for the life (or life



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


     expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary; or


o under certain immediate income annuities providing for substantially equal payments made at least annually.


Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.


ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. In general, the amount of each payment under a variable annuity payment option that can be excluded from federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated. Once the investment in the contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.


The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between the fixed account and variable investment portfolios, as well as transfers between investment portfolios after the annuity starting date. Consult your tax adviser.


TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Non-Qualified Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.


See the Statement of Additional Information as well as "Death Benefit - General Death Benefit Provisions" in this prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.


TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the contract, a transfer or assignment of ownership of a Non-Qualified Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange or event should consult a tax adviser as to the tax consequences.


WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.



MULTIPLE CONTRACTS. The tax law provides that deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your own tax advisor.



OWNERSHIP OF THE INVESTMENTS. In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the contract does not give the contract owner investment control over Separate Account assets, we reserve the right to modify the contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the contract.


FURTHER INFORMATION. We believe that the contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."


TAXATION OF QUALIFIED CONTRACTS


The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.



INDIVIDUAL RETIREMENT ACCOUNTS (IRAS). IRAs, as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2007, $4,000 plus, for an owner age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The contract (and appropriate IRA tax endorsements) have not yet been submitted to the IRS for review and approval as to form. Such approval is not required to constitute a valid Traditional IRA or SIMPLE IRA. Such approval does not constitute an IRS endorsement of the investment options and benefits offered under the contract. Traditional IRAs/SEPs, SIMPLE IRAs and Roth IRAs may not invest in life insurance. The contract may provide death benefits that could exceed the greater of premiums paid or the account balance. The final required minimum distribution income tax regulations generally treat such benefits as part of the annuity contract and not as life insurance and require the value of such benefits to be included in the participant's interest that is subject to the required minimum distribution rules.


SIMPLE IRA. A SIMPLE IRA permits certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $10,500 for 2007. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.


ROTH IRA. A Roth IRA, as described in Code section 408A, permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.



PENSION PLANS. Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the contract. The contract includes optional death benefits that in some cases may exceed the greater of the premium payments or the account value.



TAX SHELTERED ANNUITIES. Tax Sheltered Annuities (TSA) that qualify under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.



Proposed income tax regulations issued in November 2004, would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract (or section 403(b)(7) custodial account), (b) significant restrictions on the ability of participants to direct proceeds between 403(b) annuity contracts and
(c) new restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.



The proposed regulations will generally not be effective until taxable years beginning after December 31, 2007, at the earliest; and may not be relied on until issued in final form. However, certain aspects, including a proposed prohibition on use of life insurance under section 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final form.



SECTION 457(B) PLANS. An eligible 457(b) plan, while not actually a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, which must be a tax-exempt entity under section 501(c) of the Code, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental section 457(b) plan are taxable and are subject to federal income tax withholding as wages.


SEPARATE ACCOUNT CHARGES FOR DEATH BENEFITS. For contracts purchased under section 401(a) plans or 403(b) plans, certain death benefits could conceivably be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefits, in certain cases, may exceed this limitation employers using the contract in connection with such plans should consult their tax adviser. Additionally, it is conceivable that the explicit charges for, or the amount of the mortality and expense charges allocable to, such benefits may be considered taxable distributions.


OTHER TAX ISSUES. Qualified Contracts (including contracts under section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount that should have been, but was not, distributed.


Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of account value, as well as all living benefits) must be added to the account value in computing the amount required to be distributed over the applicable period.


The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax adviser to determine whether your variable income annuity will satisfy these rules for your own situation.


Distributions from Qualified Contracts generally are subject to withholding for the owner's federal income tax liability. The withholding rate varies according to the type of distribution and the owner's tax status. The owner will be provided the opportunity to elect not to have tax withheld from distributions.



"Eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457(b) plan that agrees to separately account for rollover contributions. Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.


COMMUTATION FEATURES UNDER ANNUITY PAYMENT OPTIONS. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature are uncertain and the IRS may determine that the taxable amount of annuity payments and withdrawals received for any year could be greater than or less than the taxable amount reported by us. The exercise of the commutation feature also may result in adverse tax consequences including:


.. The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.


.. The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.



.. The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.


A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.


FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.


GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.


ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to the U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

TAX BENEFITS RELATED TO THE ASSETS OF THE SEPARATE ACCOUNT


We may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to contract owners because we are the owner of the assets from which the tax benefits are derived.



POSSIBLE TAX LAW CHANGES


Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the contract.


We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of the contract and do not intend the above discussion as tax advice.




10. OTHER INFORMATION

FIRST METLIFE INVESTORS



First MetLife Investors is a stock life insurance company that was organized under the laws of the State of New York on December 31, 1992. On June 1, 1995, a wholly owned subsidiary of General American Life Insurance Company purchased First MetLife Investors, which on that date changed its name to First Cova Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company acquired GenAmerica Corporation, the ultimate parent company of First MetLife Investors. We changed our name to First MetLife Investors Insurance Company on February 12, 2001. On December 31, 2002, First MetLife Investors became an indirect subsidiary of MetLife, Inc., the holding company of Metropolitan Life Insurance Company and a listed company on the New York Stock Exchange. On October 1, 2004, First MetLife Investors became a direct subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. First MetLife Investors is licensed to do business only in the State of New York.



For contracts issued on or before December 31, 2002, General American Life Insurance Company agreed to ensure that First MetLife Investors will have sufficient funds to meet obligations under the contracts. In the event an owner of such a contract presents a legitimate claim for payment, General American Life Insurance Company will pay such claim directly to the contract owner if First MetLife Investors is unable to make such payment. This guarantee is enforceable by such contract owners against General American Life Insurance Company directly without any requirement that contract owners first file a claim against First MetLife Investors. The guarantee agreement is binding on General American Life Insurance Company, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American Life Insurance Company's rating.


We are a member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


THE SEPARATE ACCOUNT


We have established a SEPARATE ACCOUNT, First MetLife Investors Variable Annuity Account One (Separate Account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the Separate Account under New York insurance law on December 31, 1992. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.


The assets of the Separate Account are held in First MetLife Investors' name on behalf of the Separate Account and legally belong to First MetLife Investors. The Separate Account is subject to the laws of the State of New York. However, those assets that underlie the contracts are not chargeable with liabilities arising out of any other business First MetLife Investors may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts First MetLife Investors may issue.


We reserve the right to transfer assets of the Separate Account to another account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your account value.

The amount of the guaranteed death benefit that exceeds the account value is paid from our general account. In addition, portions of the contract's guaranteed living benefits payable may exceed the amount of the account value and be paid from our general account. Benefit amounts paid from the general account are subject to the claims-paying ability of First MetLife Investors.



DISTRIBUTOR



We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (Distributor), 5 Park Plaza, Suite 1900, Irvine, CA 92614, for the distribution of the contracts. Distributor, and in certain cases, we, have entered into selling agreements with other selling firms for the sale of the contracts. We pay compensation to Distributor for sales of the contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.



Certain investment portfolios make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing shares of the investment portfolios. (See "Fee Tables and Examples - Investment Portfolio Expenses" and the fund prospectuses.) These payments range up to 0.25% of Separate Account assets invested in the particular investment portfolio.



We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of purchase payments allocated to the American Funds Global Growth Fund for the services it provides in marketing the Fund's shares in connection with the contract.



SELLING FIRMS


As noted above, Distributor, and in certain cases, we, have entered into selling agreements with selling firms for the sale of the contracts. All selling firms receive commissions, and they may also receive some form of non-cash compensation. Certain selected selling firms receive additional compensation (described below under "Additional Compensation for Selected Selling Firms"). These commissions and other incentives or payments are not charged directly to contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from our general account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with the selling firms' internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.


COMPENSATION PAID TO SELLING FIRMS. We and Distributor pay compensation to all selling firms in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable for contract sales and additional purchase payments by selling firms is 7% of purchase payments. Some selling firms may elect to receive a lower commission when a purchase payment is made, along with annual trail commissions up to 1.20% of account value (less purchase payments received within the previous 12 months) for so long as the contract remains in effect or as agreed in the selling agreement. We also pay commissions when a contract owner elects to begin receiving regular income payments (referred to as "annuity payments"). (See "Annuity Payments - The Income Phase.") Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.


Ask your registered representative for further information about what payments your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.


ADDITIONAL COMPENSATION FOR SELECTED SELLING FIRMS. We and Distributor have entered into distribution arrangements with certain selected selling firms. Under these arrangements we and Distributor may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of our variable insurance contracts (including the contracts). Introduction fees are payments to selling firms in connection with the addition of our products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on account values of our variable insurance contracts (including account values of the contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the contracts in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives. We and Distributor have entered into such distribution agreements with selling firms identified in the Statement of Additional Information.



The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such additional compensation arrangements, ask your registered representative. (See the Statement of Additional Information - "Distribution" for a list of selling firms that received compensation during 2006, as well as the range of additional compensation paid.)



REQUESTS AND ELECTIONS


We will treat your request for a contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Service Center before the close of regular trading on the New York Stock Exchange on that day. We will treat your submission of a purchase payment as received by us if we receive a payment at our Annuity Service Center (or a designee receives a payment in accordance with the designee's administrative procedures) before the close of regular trading on the New York Stock Exchange on that day. If we receive the request, or if we (or our designee) receive the payment, after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request or payment will be treated as received on the next day when the New York Stock Exchange is open. Our Annuity Service Center is located at P.O. Box 10366, Des Moines, IA 50306-0366.


Requests for service may be made:


..  Through your registered representative



..  By telephone at (800) 709-2811, between the hours of 7:30AM and 5:30PM
     Central Time Monday through Thursday and 7:30AM and 5:00PM Central Time on Friday



..  In writing to our Annuity Service Center


..  By fax at (515) 457-4400 or


..  By Internet at www.metlifeinvestors.com


All other requests must be in written form, satisfactory to us.


We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Center to be effective. If acceptable to us, requests or elections relating to beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.


Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Center.


CONFIRMING TRANSACTIONS. We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


OWNERSHIP


OWNER. You, as the OWNER of the contract, have all the interest and rights under the contract.


These rights include the right to:


..  change the beneficiary.


.. change the annuitant before the annuity date (subject to our underwriting and administrative rules).


..  assign the contract (subject to limitation).


..  change the payment option.


.. exercise all other rights, benefits, options and privileges allowed by the contract or us.



The owner is as designated at the time the contract is issued, unless changed. Any change of owner is subject to our underwriting rules in effect at the time of the request.



JOINT OWNER. The contract can be owned by JOINT OWNERS, limited to two natural persons. Upon the death of either owner, the surviving owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary unless otherwise indicated.


BENEFICIARY. The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. If joint owners are named, unless you tell us otherwise, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary (unless you tell us otherwise).


ANNUITANT. The ANNUITANT is the natural person(s) on whose life we base annuity payments. You can change the annuitant at any time prior to the annuity date, unless an owner is not a natural person. Any reference to annuitant includes any joint annuitant under an annuity option. The owner and the annuitant do not have to be the same person except as required under certain sections of the Internal Revenue Code.



ASSIGNMENT. You can assign a Non-Qualified Contract at any time during your lifetime. We will not be bound by the assignment until the written notice of the assignment is recorded by us. We will not be liable for any payment or other action we take in accordance with the contract before we record the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.



If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.


LEGAL PROCEEDINGS


In the ordinary course of business, First MetLife Investors, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, First MetLife Investors does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of First MetLife Investors to meet its obligations under the contracts.

FINANCIAL STATEMENTS



Our financial statements and the financial statements of the Separate Account have been included in the SAI. The financial statements of General American Life have also been included in the SAI.




TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


     Company

     Experts

     Custodian

     Distribution

     Calculation of Performance Information

     Annuity Provisions

     Tax Status of the Contracts

     Condensed Financial Information

     Financial Statements

APPENDIX A
CONDENSED FINANCIAL INFORMATION


The following chart lists the Condensed Financial Information (the accumulation unit value information for the accumulation units outstanding) for contracts issued as of December 31, 2006. See "Purchase - Accumulation Units" in the prospectus for information on how accumulation unit values are calculated. Chart 1 presents accumulation unit values for the lowest possible combination of separate account product charges and death benefit rider charges. Chart 2 presents accumulation unit values for the highest possible combination of such charges. The SAI contains the accumulation unit values for all other possible combinations of separate account product charges and death benefit rider charges. (See "Cover Page" for how to obtain a copy of the SAI.)



CHART 1





                                    1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 AMERICAN FUNDS INSURANCE SERIES
 AMERICAN FUNDS GLOBAL GROWTH SUB-ACCOUNT (CLASS 2)
   11/13/2006                             to  12/31/2006       25.235947         26.149010             0.0000
=============                            ==== ==========       =========         =========        ===========
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 TEMPLETON GROWTH SECURITIES SUB-ACCOUNT (CLASS 2)
   05/01/2006                             to  12/31/2006       17.006765         18.820644             0.0000
=============                            ==== ==========       =========         =========        ===========
 MET INVESTORS SERIES TRUST
 J.P. MORGAN QUALITY BOND SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  11/19/2004       14.664335         15.152734         1,705.2254
=============                            ==== ==========       =========         =========        ===========
 J.P. MORGAN SELECT EQUITY SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  11/19/2004       14.953016         16.069205             0.0000
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT AMERICA'S VALUE SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       12.332467         13.946009             0.0000
   01/01/2005                             to  12/31/2005       13.946009         14.309969             0.0000
   01/01/2006                             to  12/31/2006       14.309969         16.209510             0.0000
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       16.137459         17.204948        57,846.7109
   01/01/2005                             to  12/31/2005       17.204948         17.236958        64,115.2188
   01/01/2006                             to  12/31/2006       17.236958         18.571397        67,543.0854
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       43.242312         47.937816        19,815.5006
   01/01/2005                             to  12/31/2005       47.937816         48.925372        25,855.7185
   01/01/2006                             to  12/31/2006       48.925372         56.884355        31,167.4647
=============                            ==== ==========       =========         =========        ===========

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                                    1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 LORD ABBETT MID CAP VALUE SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       20.314331         23.683379         1,830.7054
   01/01/2005                             to  12/31/2005       23.683379         25.259591         3,650.8138
   01/01/2006                             to  12/31/2006       25.259591         27.970108         5,848.3340
=============                            ==== ==========       =========         =========       ============
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004        9.755208         11.208267        42,372.8417
   01/01/2005                             to  12/31/2005       11.208267         12.880848        61,273.2139
   01/01/2006                             to  12/31/2006       12.880848         16.092474        92,317.2322
=============                            ==== ==========       =========         =========       ============
 MONEY MARKET SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004        9.999714          9.965778         3,168.1420
   01/01/2005                             to  04/30/2005        9.965778          9.982068             0.0000
=============                            ==== ==========       =========         =========       ============
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005        7.962826          8.651885       157,556.5445
   01/01/2006                             to  12/31/2006        8.651885          9.190873       178,476.3395
=============                            ==== ==========       =========         =========       ============
 PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       11.676306         12.110712        56,067.7304
   01/01/2005                             to  12/31/2005       12.110712         12.223413        86,336.1715
   01/01/2006                             to  12/31/2006       12.223413         12.611070       148,756.4576
=============                            ==== ==========       =========         =========       ============
 PIONEER FUND SUB-ACCOUNT (CLASS A)
   05/01/2006                             to  12/31/2006       18.457266         19.948784             0.0000
=============                            ==== ==========       =========         =========       ============
 PIONEER MID-CAP VALUE SUB-ACCOUNT (CLASS A)
   05/01/2006                             to  12/31/2006       11.410889         12.093953             0.0000
=============                            ==== ==========       =========         =========       ============
 PIONEER STRATEGIC INCOME SUB-ACCOUNT (CLASS A)
   05/01/2006                             to  12/31/2006       18.351894         19.075652             0.0000
=============                            ==== ==========       =========         =========       ============
 MET/PUTNAM CAPITAL OPPORTUNITIES SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       12.771613         14.819977             0.0000
   01/01/2005                             to  12/31/2005       14.819977         16.060762             0.0000
   01/01/2006                             to  12/31/2006       16.060762         18.171642             0.0000
=============                            ==== ==========       =========         =========       ============
 VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005        9.998932         10.482927         2,912.0502
   01/01/2006                             to  12/31/2006       10.482927         12.009028        15,618.7333
=============                            ==== ==========       =========         =========       ============
 VAN KAMPEN MID-CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY LORD ABBETT GROWTH OPPORTUNITIES SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  12/31/2004        8.812961          9.792630             0.0000
   01/01/2005                             to  12/31/2005        9.792630         10.109348           833.6047
   01/01/2006                             to  12/31/2006       10.109348         10.814428         1,419.9235
=============                            ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                                    1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 METROPOLITAN SERIES FUND, INC.
 BLACKROCK BOND INCOME SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005       45.981915         46.209352             0.0000
   01/01/2006                             to  12/31/2006       46.209352         47.501189           560.7078
=============                            ==== ==========       =========         =========       ============
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MONEY MARKET SUB-ACCOUNT (CLASS B))
   05/01/2005                             to  12/31/2005        9.982136         10.094014        15,099.6542
   01/01/2006                             to  12/31/2006       10.094014         10.417463        66,691.2808
=============                            ==== ==========       =========         =========       ============
 CAPITAL GUARDIAN U.S. EQUITY SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       10.632445         11.417835             0.0000
   01/01/2005                             to  12/31/2005       11.417835         11.891041           475.2881
   01/01/2006                             to  12/31/2006       11.891041         12.892189           811.4080
=============                            ==== ==========       =========         =========       ============
 DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
   05/01/2004                             to  12/31/2004       11.077739         11.934370       132,380.2910
   01/01/2005                             to  12/31/2005       11.934370         12.974739       162,033.6756
   01/01/2006                             to  12/31/2006       12.974739         14.652624       195,254.4084
=============                            ==== ==========       =========         =========       ============
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005        9.787225         11.764232        42,383.7329
   01/01/2006                             to  12/31/2006       11.764232         11.905780        66,774.7781
=============                            ==== ==========       =========         =========       ============
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY MET/PUTNAM VOYAGER SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  12/31/2004        4.242724          4.432154             0.0000
   01/01/2005                             to  04/30/2005        4.432154          4.077964             0.0000
=============                            ==== ==========       =========         =========       ============
 MFS (Reg. TM) TOTAL RETURN SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       37.396362         40.689761             0.0000
   01/01/2005                             to  12/31/2005       40.689761         41.310730             0.0000
   01/01/2006                             to  12/31/2006       41.310730         45.644853             0.0000
=============                            ==== ==========       =========         =========       ============
 OPPENHEIMER GLOBAL EQUITY SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005       14.483434         16.974149             0.0000
   01/01/2006                             to  12/31/2006       16.974149         19.495245             0.0000
=============                            ==== ==========       =========         =========       ============
 PUTNAM VARIABLE TRUST
 PUTNAM VT EQUITY INCOME SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       12.035463         13.280968             0.0000
   01/01/2005                             to  12/31/2005       13.280968         13.831712             0.0000
   01/01/2006                             to  12/31/2006       13.831712         16.226421             0.0000
=============                            ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                                     1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                    NUMBER OF
                                                             ACCUMULATION      ACCUMULATION       ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT           UNITS
                                                             BEGINNING OF         END OF         OUTSTANDING AT
                                                                PERIOD            PERIOD          END OF PERIOD
                                                           ---------------   ---------------   ------------------
 PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT (CLASS IB)
   05/01/2004                             to  12/31/2004       45.386183         49.298756                0.0000
   01/01/2005                             to  12/31/2005       49.298756         51.208076                0.0000
   01/01/2006                             to  12/31/2006       51.208076         58.591262                0.0000
=============                            ==== ==========       =========         =========        ==============
 MET INVESTORS SERIES TRUST - ASSET ALLOCATION PROGRAM (CLASS B)
 METLIFE AGGRESSIVE STRATEGY SUB-ACCOUNT
   05/01/2006                             to  12/31/2006       12.473677         13.070727          285,957.5428
=============                            ==== ==========       =========         =========        ==============
 METLIFE BALANCED STRATEGY SUB-ACCOUNT
   05/01/2006                             to  12/31/2006       11.531194         12.152378        1,224,571.3236
=============                            ==== ==========       =========         =========        ==============
 METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT
   05/01/2006                             to  12/31/2006       10.649911         11.183762          100,366.6768
=============                            ==== ==========       =========         =========        ==============
 METLIFE GROWTH STRATEGY SUB-ACCOUNT
   05/01/2006                             to  12/31/2006       12.150898         12.813215          724,717.2599
=============                            ==== ==========       =========         =========        ==============
 METLIFE MODERATE STRATEGY SUB-ACCOUNT
   05/01/2006                             to  12/31/2006       11.061525         11.630632          563,015.5831
=============                            ==== ==========       =========         =========        ==============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)

CHART 2





                                    1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 AMERICAN FUNDS INSURANCE SERIES
 AMERICAN FUNDS GLOBAL GROWTH SUB-ACCOUNT (CLASS 2)
   11/13/2006                             to  12/31/2006       24.758243         25.647561         9,256.2289
=============                            ==== ==========       =========         =========       ============
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 TEMPLETON GROWTH SECURITIES SUB-ACCOUNT (CLASS 2)
   05/01/2006                             to  12/31/2006       16.905742         18.684055         1,018.3030
=============                            ==== ==========       =========         =========       ============
 MET INVESTORS SERIES TRUST
 J.P. MORGAN QUALITY BOND SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  11/19/2004       14.431310         14.895701         2,756.1620
=============                            ==== ==========       =========         =========       ============
 J.P. MORGAN SELECT EQUITY SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  11/19/2004       14.715388         15.796607             0.0000
=============                            ==== ==========       =========         =========       ============
 LORD ABBETT AMERICA'S VALUE SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       12.307654         13.899516             0.0000
   01/01/2005                             to  12/31/2005       13.899516         14.233852             0.0000
   01/01/2006                             to  12/31/2006       14.233852         16.091175             0.0000
=============                            ==== ==========       =========         =========       ============
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       16.104967         17.147561        88,505.9689
   01/01/2005                             to  12/31/2005       17.147561         17.145239        87,046.3647
   01/01/2006                             to  12/31/2006       17.145239         18.435781        83,371.9884
=============                            ==== ==========       =========         =========       ============
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       43.155329         47.778007        62,237.9798
   01/01/2005                             to  12/31/2005       47.778007         48.665131        69,251.9959
   01/01/2006                             to  12/31/2006       48.665131         56.469091        67,619.1876
=============                            ==== ==========       =========         =========       ============
 LORD ABBETT MID CAP VALUE SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       20.043768         23.336992         6,171.2649
   01/01/2005                             to  12/31/2005       23.336992         24.840578        14,535.4897
   01/01/2006                             to  12/31/2006       24.840578         27.451333        22,541.0329
=============                            ==== ==========       =========         =========       ============
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004        9.735580         11.170897        91,186.4513
   01/01/2005                             to  12/31/2005       11.170897         12.812338        92,350.3609
   01/01/2006                             to  12/31/2006       12.812338         15.975005       126,791.4926
=============                            ==== ==========       =========         =========       ============
 MONEY MARKET SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004        9.979567          9.932521        47,476.6178
   01/01/2005                             to  04/30/2005        9.932521          9.942272             0.0000
=============                            ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                                     1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                   NUMBER OF
                                                             ACCUMULATION      ACCUMULATION       ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT          UNITS
                                                             BEGINNING OF         END OF         OUTSTANDING AT
                                                                PERIOD            PERIOD         END OF PERIOD
                                                           ---------------   ---------------   -----------------
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005        7.930965          8.605857         225,658.2476
   01/01/2006                             to  12/31/2006        8.605857          9.123759         222,447.0904
=============                            ==== ==========       =========         =========         ============
 PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       11.652784         12.070302          88,280.1840
   01/01/2005                             to  12/31/2005       12.070302         12.158353         112,896.2008
   01/01/2006                             to  12/31/2006       12.158353         12.518956         142,459.0355
=============                            ==== ==========       =========         =========         ============
 PIONEER FUND SUB-ACCOUNT (CLASS A)
   05/01/2006                             to  12/31/2006       18.010841         19.440487             699.1381
=============                            ==== ==========       =========         =========         ============
 PIONEER MID-CAP VALUE SUB-ACCOUNT (CLASS A)
   05/01/2006                             to  12/31/2006       11.387288         12.052945               0.0000
=============                            ==== ==========       =========         =========         ============
 PIONEER STRATEGIC INCOME SUB-ACCOUNT (CLASS A)
   05/01/2006                             to  12/31/2006       18.280518         18.976282          16,651.3306
=============                            ==== ==========       =========         =========         ============
 MET/PUTNAM CAPITAL OPPORTUNITIES SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       12.568596         14.565078               0.0000
   01/01/2005                             to  12/31/2005       14.565078         15.753095               0.0000
   01/01/2006                             to  12/31/2006       15.753095         17.788034               0.0000
=============                            ==== ==========       =========         =========         ============
 VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005        9.998767         10.468869          16,065.7439
   01/01/2006                             to  12/31/2006       10.468869         11.969030          52,431.1324
=============                            ==== ==========       =========         =========         ============
 VAN KAMPEN MID-CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY LORD ABBETT GROWTH OPPORTUNITIES SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  12/31/2004        8.756346          9.716826           1,609.5350
   01/01/2005                             to  12/31/2005        9.716826         10.011111           1,767.7304
   01/01/2006                             to  12/31/2006       10.011111         10.687997           1,814.4425
=============                            ==== ==========       =========         =========         ============
 METROPOLITAN SERIES FUND, INC.
 BLACKROCK BOND INCOME SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005       44.029505         44.188654           1,273.6777
   01/01/2006                             to  12/31/2006       44.188654         45.333507           3,171.1301
=============                            ==== ==========       =========         =========         ============
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MONEY MARKET SUB-ACCOUNT (CLASS B))
   05/01/2005                             to  12/31/2005        9.942177         10.040284         123,613.0101
   01/01/2006                             to  12/31/2006       10.040284         10.341366         170,795.4661
=============                            ==== ==========       =========         =========         ============
 CAPITAL GUARDIAN U.S. EQUITY SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       10.589837         11.357010               0.0000
   01/01/2005                             to  12/31/2005       11.357010         11.804135               0.0000
   01/01/2006                             to  12/31/2006       11.804135         12.772469          38,792.9255
=============                            ==== ==========       =========         =========         ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                                     1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                   NUMBER OF
                                                             ACCUMULATION      ACCUMULATION       ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT          UNITS
                                                             BEGINNING OF         END OF         OUTSTANDING AT
                                                                PERIOD            PERIOD         END OF PERIOD
                                                           ---------------   ---------------   -----------------
 DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
   05/01/2004                             to  12/31/2004       11.055459         11.894586         247,828.3455
   01/01/2005                             to  12/31/2005       11.894586         12.905737         268,725.8698
   01/01/2006                             to  12/31/2006       12.905737         14.545670         340,554.1167
=============                            ==== ==========       =========         =========       ==============
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005        9.748079         11.701673         116,727.5317
   01/01/2006                             to  12/31/2006       11.701673         11.818868         134,257.3777
=============                            ==== ==========       =========         =========       ==============
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY MET/PUTNAM VOYAGER SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  12/31/2004        4.208800          4.390890               0.0000
   01/01/2005                             to  04/30/2005        4.390890          4.037361               0.0000
=============                            ==== ==========       =========         =========       ==============
 MFS (Reg. TM) TOTAL RETURN SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       36.145109         39.276210             252.9255
   01/01/2005                             to  12/31/2005       39.276210         39.796170             278.4631
   01/01/2006                             to  12/31/2006       39.796170         43.883806             286.1492
=============                            ==== ==========       =========         =========       ==============
 OPPENHEIMER GLOBAL EQUITY SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005       14.248694         16.676933               0.0000
   01/01/2006                             to  12/31/2006       16.676933         19.115723           2,027.3709
=============                            ==== ==========       =========         =========       ==============
 PUTNAM VARIABLE TRUST
 PUTNAM VT EQUITY INCOME SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       12.011184         13.236617               0.0000
   01/01/2005                             to  12/31/2005       13.236617         13.758065               0.0000
   01/01/2006                             to  12/31/2006       13.758065         16.107881               0.0000
=============                            ==== ==========       =========         =========       ==============
 PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT (CLASS IB)
   05/01/2004                             to  12/31/2004       43.934444         47.658643               0.0000
   01/01/2005                             to  12/31/2005       47.658643         49.405839               0.0000
   01/01/2006                             to  12/31/2006       49.405839         56.416590             193.8358
=============                            ==== ==========       =========         =========       ==============
 MET INVESTORS SERIES TRUST - ASSET ALLOCATION PROGRAM (CLASS B)
 METLIFE AGGRESSIVE STRATEGY SUB-ACCOUNT
   05/01/2006                             to  12/31/2006       12.436578         13.014582         443,952.7953
=============                            ==== ==========       =========         =========       ==============
 METLIFE BALANCED STRATEGY SUB-ACCOUNT
   05/01/2006                             to  12/31/2006       11.496890         12.100171       1,643,377.1230
=============                            ==== ==========       =========         =========       ==============
 METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT
   05/01/2006                             to  12/31/2006       10.618221         11.135709          67,208.8493
=============                            ==== ==========       =========         =========       ==============
 METLIFE GROWTH STRATEGY SUB-ACCOUNT
   05/01/2006                             to  12/31/2006       12.114755         12.758172       1,646,645.3112
=============                            ==== ==========       =========         =========       ==============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                                    1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                 NUMBER OF
                                                           ACCUMULATION      ACCUMULATION       ACCUMULATION
                                                          UNIT VALUE AT     UNIT VALUE AT          UNITS
                                                           BEGINNING OF         END OF         OUTSTANDING AT
                                                              PERIOD            PERIOD         END OF PERIOD
                                                         ---------------   ---------------   -----------------
 METLIFE MODERATE STRATEGY SUB-ACCOUNT
   05/01/2006                           to  12/31/2006       11.028614         11.580662         925,507.1147
=============                          ==== ==========       =========         =========         ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


DISCONTINUED INVESTMENT PORTFOLIOS. The following investment portfolios are no longer available for allocations of new purchase payments or transfers of account value (excluding rebalancing and dollar cost averaging programs in existence at the time of closing): (a) Met Investors Series Trust: T. Rowe Price Mid Cap Growth Portfolio (closed effective May 1, 2003); Jennison Growth Portfolio (closed effective May 1, 2005); Legg Mason Value Equity Portfolio (Class B) (closed effective May 1, 2006); and Met/AIM Capital Appreciation Portfolio (Class A) (closed effective April 30, 2007); (b) Franklin Templeton Variable Insurance Products Trust: Templeton Foreign Securities Fund (closed effective May 1, 2003); (c) Metropolitan Series Fund, Inc.: FI International Stock Portfolio (formerly Putnam International Stock Portfolio) (closed effective December 19, 2003); T. Rowe Price Small Cap Growth Portfolio and T. Rowe Price Large Cap Growth Portfolio (closed effective May 1, 2004); and (d) Putnam Variable Trust (Class IB): Putnam VT Growth and Income Fund (closed effective May 1, 2006).



Effective as of April 28, 2003, the following investment portfolios of the Met Investors Series Trust were merged: J.P. Morgan Enhanced Index Portfolio merged into the Lord Abbett Growth and Income Portfolio; J.P. Morgan International Equity Portfolio merged into the MFS (Reg. TM) Research International Portfolio; and Lord Abbett Developing Growth Portfolio merged into the Lord Abbett Growth Opportunities Portfolio.


Effective as of May 1, 2004, the following investment portfolios were replaced:
(a) Franklin Templeton Variable Insurance Products Trust: Franklin Large Cap Growth Securities Fund (closed effective May 1, 2003) was replaced with the T. Rowe Price Large Cap Portfolio (Class B) of the Metropolitan Series Fund, Inc.; and Mutual Shares Securities Fund (closed effective May 1, 2003) was replaced with the Lord Abbett Growth and Income Portfolio (Class B) of the Met Investors Series Trust; and (b) AIM Variable Insurance Funds: AIM V.I. Premier Equity Fund (Series II) (closed effective May 1, 2003) was replaced with the Lord Abbett Growth and Income Portfolio (Class B) of the Met Investors Series Trust.



Effective as of November 22, 2004, the following investment portfolios were merged: J.P. Morgan Select Equity Portfolio of the Met Investors Series Trust merged into the Capital Guardian U.S. Equity Portfolio of the Metropolitan Series Fund, Inc.; and J.P. Morgan Quality Bond Portfolio of Met Investors Series Trust merged into the PIMCO Total Return Portfolio of Met Investors Series Trust.


Effective as of May 1, 2005, the following portfolios were merged: Met/Putnam Voyager Portfolio merged into the Jennison Growth Portfolio; and Money Market Portfolio merged into BlackRock Money Market Portfolio.



Effective as of May 1, 2006, Metropolitan Series Fund, Inc.: MFS (Reg. TM) Investors Trust Series (closed effective May 1, 2003) merged into Met Investors Series Trust: Legg Mason Value Equity Portfolio (Class B).


Effective as of April 30, 2007, the following investment portfolios were merged: (a) approximately 65% of the Lord Abbett America's Value Portfolio (Class B) of the Met Investors Series Trust merged into the Lord Abbett Mid-Cap Value Portfolio (Class B) of the Met Investors Series Trust, and the remainder (approximately 35%) of the Lord Abbett America's Value Portfolio (Class B) of the Met Investors Series Trust merged into the Lord Abbett Bond Debenture Portfolio (Class B) of the Met Investors Series Trust; (b) the Pioneer Mid-Cap Value Portfolio (Class A) of the Met Investors Series Trust merged into the Lazard Mid-Cap Portfolio (Class B) of the Met Investors Series Trust; and (c) the Met/Putnam Capital Opportunities Portfolio (Class B) of the Met Investors Series Trust merged into the Lazard Mid-Cap Portfolio (Class B) of the Met Investors Series Trust.


Effective as of April 30, 2007, AIM Variable Insurance Funds: AIM VI Capital Appreciation Fund (Series I) (closed effective May 1, 2002) was replaced with the Met/AIM Capital Appreciation Portfolio (Class A) of the Met Investors Series Trust.



YOU SHOULD READ THE PROSPECTUSES FOR THESE DISCONTINUED INVESTMENT PORTFOLIOS FOR MORE INFORMATION ON FEES, CHARGES, INVESTMENT OBJECTIVES AND RISKS. A COPY OF THE FUND PROSPECTUSES HAS PREVIOUSLY BEEN PROVIDED TO YOU.

APPENDIX B

PARTICIPATING INVESTMENT PORTFOLIOS


Below are the advisers and subadvisers and investment objectives of each investment portfolio available under the contract. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.



AMERICAN FUNDS INSURANCE SERIES

(CLASS 2)


American Funds Insurance Series is a trust with multiple portfolios. Capital Research and Management Company is the investment adviser to each portfolio. The following Class 2 portfolio is available under the contract:


AMERICAN FUNDS GLOBAL GROWTH FUND


INVESTMENT OBJECTIVE: The American Funds Global Growth Fund seeks capital appreciation through stocks.


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)


Franklin Templeton Variable Insurance Products Trust currently consists of 22 separate series (the Fund or Funds). Funds may be available in multiple classes: Class 1, Class 2 and Class 3. Templeton Global Advisors Limited is the investment adviser for the Templeton Growth Securities Fund. The following Class 2 portfolio is available under the contract:


TEMPLETON GROWTH SECURITIES FUND


INVESTMENT OBJECTIVE: The Fund's investment goal is long-term capital growth.


MET INVESTORS SERIES TRUST (CLASS B OR CLASS A, AS NOTED)


Met Investors Series Trust is managed by Met Investors Advisory LLC, which is an affiliate of First MetLife Investors. Met Investors Series Trust is a mutual fund with multiple portfolios. The following Class B or Class A, as noted, portfolios are available under the contract:


LAZARD MID-CAP PORTFOLIO


SUBADVISER: Lazard Asset Management LLC


INVESTMENT OBJECTIVE: The Lazard Mid-Cap Portfolio seeks long-term growth of capital.


LORD ABBETT BOND DEBENTURE PORTFOLIO



SUBADVISER: Lord, Abbett & Co. LLC



INVESTMENT OBJECTIVE: The Lord Abbett Bond Debenture Portfolio seeks high current income and the opportunity for capital appreciation to produce a high total return.


LORD ABBETT GROWTH AND INCOME PORTFOLIO



SUBADVISER: Lord, Abbett & Co. LLC



INVESTMENT OBJECTIVE: The Lord Abbett Growth and Income Portfolio seeks long-term growth of capital and income without excessive fluctuation in market value.



LORD ABBETT MID-CAP VALUE PORTFOLIO


SUBADVISER: Lord, Abbett & Co. LLC


INVESTMENT OBJECTIVE: The Lord Abbett Mid-Cap Value Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.


MFS (Reg. TM) RESEARCH INTERNATIONAL PORTFOLIO


SUBADVISER: Massachusetts Financial Services Company


INVESTMENT OBJECTIVE: The MFS (Reg. TM) Research International Portfolio seeks capital appreciation.


OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO


SUBADVISER: OppenheimerFunds, Inc.


INVESTMENT OBJECTIVE: The Oppenheimer Capital Appreciation Portfolio seeks capital appreciation.


PIMCO TOTAL RETURN PORTFOLIO


SUBADVISER: Pacific Investment Management Company LLC


INVESTMENT OBJECTIVE: The PIMCO Total Return Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.


PIONEER FUND PORTFOLIO (CLASS A)


SUBADVISER: Pioneer Investment Management, Inc.


INVESTMENT OBJECTIVE: The Pioneer Fund Portfolio seeks reasonable income and capital growth.

PIONEER STRATEGIC INCOME PORTFOLIO (CLASS A)



SUBADVISER: Pioneer Investment Management, Inc.



INVESTMENT OBJECTIVE: The Pioneer Strategic Income Portfolio seeks a high level of current income.


VAN KAMPEN COMSTOCK PORTFOLIO


SUBADVISER: Morgan Stanley Investment Management, Inc.


INVESTMENT OBJECTIVE: The Van Kampen Comstock Portfolio seeks capital growth and income.


VAN KAMPEN MID-CAP GROWTH PORTFOLIO (formerly Lord Abbett Growth Opportunities Portfolio)


SUBADVISER: Morgan Stanley Investment Management, Inc. (formerly Lord, Abbett & Co. LLC)


INVESTMENT OBJECTIVE: The Van Kampen Mid-Cap Growth Portfolio seeks capital appreciation.


METROPOLITAN SERIES FUND, INC. (CLASS B OR CLASS E, AS NOTED)



Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, LLC, an affiliate of First MetLife Investors, is the investment adviser to the portfolios. The following Class B or Class E, as noted, portfolios are available under the contract:


BLACKROCK BOND INCOME PORTFOLIO



SUBADVISER: BlackRock Advisors, LLC



INVESTMENT OBJECTIVE: The BlackRock Bond Income Portfolio seeks a competitive total return primarily from investing in fixed-income securities.


BLACKROCK MONEY MARKET PORTFOLIO



SUBADVISER: BlackRock Advisors, LLC



INVESTMENT OBJECTIVE: The BlackRock Money Market Portfolio seeks a high level of current income consistent with preservation of capital. An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio.


During extended periods of low interest rates, the yields of the BlackRock Money Market Portfolio may become extremely low and possibly negative.


CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO


SUBADVISER: Capital Guardian Trust Company


INVESTMENT OBJECTIVE: The Capital Guardian U.S. Equity Portfolio seeks long-term growth of capital.


DAVIS VENTURE VALUE PORTFOLIO (CLASS E)


SUBADVISER: Davis Selected Advisers, L.P. Davis Selected Advisers, L.P. may delegate any of its responsibilities to Davis Selected Advisers - NY, Inc., a wholly-owned subsidiary.



INVESTMENT OBJECTIVE: The Davis Venture Value Portfolio seeks growth of capital.


FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO


SUBADVISER: Franklin Advisers, Inc.


INVESTMENT OBJECTIVE: The Franklin Templeton Small Cap Growth Portfolio seeks long-term capital growth.



MFS (Reg. TM) TOTAL RETURN PORTFOLIO


SUBADVISER: Massachusetts Financial Services Company


INVESTMENT OBJECTIVE: The MFS (Reg. TM) Total Return Portfolio seeks a favorable total return through investment in a diversified portfolio.


OPPENHEIMER GLOBAL EQUITY PORTFOLIO


SUBADVISER: OppenheimerFunds, Inc.


INVESTMENT OBJECTIVE: The Oppenheimer Global Equity Portfolio seeks capital appreciation.


PUTNAM VARIABLE TRUST (CLASS IB)


Putnam Variable Trust is a mutual fund with multiple portfolios. Putnam Investment Management, LLC is the investment adviser to each portfolio. The following Class IB portfolio is available under the contract:


PUTNAM VT EQUITY INCOME FUND


INVESTMENT OBJECTIVE: The Fund seeks current income. Capital growth is a secondary objective when consistent with seeking current income.


MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM (CLASS B)


In addition to the Met Investors Series Trust Portfolios listed above, the following Class B portfolios are available under the contract:

METLIFE DEFENSIVE STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Defensive Strategy Portfolio seeks a high level of current income with growth of capital, a secondary objective.


METLIFE MODERATE STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Moderate Strategy Portfolio seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.


METLIFE BALANCED STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Balanced Strategy Portfolio seeks a balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.


METLIFE GROWTH STRATEGY PORTFOLIO



INVESTMENT OBJECTIVE: The MetLife Growth Strategy Portfolio seeks growth of capital.



METLIFE AGGRESSIVE STRATEGY PORTFOLIO



INVESTMENT OBJECTIVE: The MetLife Aggressive Strategy Portfolio seeks growth of capital.

APPENDIX C

EDCA EXAMPLES WITH MULTIPLE PURCHASE PAYMENTS

In order to show how the EDCA program works, we have created some examples. The examples are purely hypothetical and are for illustrative purposes only. The interest rate earned in an EDCA account will be 3%, plus any additional interest which we may declare from time to time. In addition, each bucket attributable to a subsequent purchase payment will earn interest at the then-current interest rate applied to new allocations to an EDCA account of the same monthly term.


6-MONTH EDCA

The following example demonstrates how the 6-month Enhanced Dollar Cost Averaging (EDCA) program operates when multiple purchase payments are allocated to the program. The example assumes that a $12,000 purchase payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $10,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 12% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $12,000 allocation amount by 6 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA Account Value are accumulated at the EDCA interest rate using the following formula:


Account Value 1st Payment Bucket (month 2) =


Account Value 1st Payment Bucket (month 1) x (1+EDCA Rate)(1/12) - EDCA Transfer Amount


At the beginning of the 4th month, a second purchase payment of $6,000 is allocated to the EDCA program. The entire $6,000 is allocated to the 2nd Payment Bucket where it is credited with a 10% effective annual interest rate. This second purchase payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $6,000 allocation amount divided by 6) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the account value in the 1st Payment Bucket until exhausted and then against the account value in the 2nd Payment Bucket until it is exhausted.



                                                                      ---- Account Values----
 Beg of     Amount Allocated         Actual             EDCA         1st Payment     2nd Payment
  Month          to EDCA         EDCA Transfer     Account Value        Bucket         Bucket
--------   ------------------   ---------------   ---------------   -------------   ------------
    1            12000               2000              10000            10000
    2                                2000               8095             8095
    3                                2000               6172             6172
    4             6000               3000               9230             3230           6000
    5                                3000               6309              261           6048
    6                                3000               3359                0           3359
    7                                3000                386                0            386
    8                                 389                  0                0              0
    9                                   0                  0                0              0
   10                                   0                  0                0              0
   11                                   0                  0                0              0
   12                                   0                  0                0              0
   13                                   0                  0                0              0
   14                                   0                  0                0              0
   15                                   0                  0                0              0

12-MONTH EDCA

The following example demonstrates how the 12-month Enhanced Dollar Cost Averaging (EDCA) program operates when multiple purchase payments are allocated to the program. The example assumes that a $24,000 purchase payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $22,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 12% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $24,000 allocation amount by 12 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA account value are accumulated at the EDCA interest rate using the following formula:


Account Value 1st Payment Bucket (month 2) =


Account Value 1st Payment Bucket (month 1) x


(1+EDCA Rate)(1/12) - EDCA Transfer Amount


At the beginning of the 6th month, a second purchase payment of $12,000 is allocated to the EDCA program. The entire $12,000 is allocated to the 2nd Payment Bucket where it is credited with a 10% effective annual interest rate. This second purchase payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $12,000 allocation amount divided by 12) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the account value in the 1st Payment Bucket until exhausted and then against the account value in the 2nd Payment Bucket until it is exhausted.



                                                                      ---- Account Values----
 Beg of     Amount Allocated         Actual             EDCA         1st Payment     2nd Payment
  Month          to EDCA         EDCA Transfer     Account Value        Bucket         Bucket
--------   ------------------   ---------------   ---------------   -------------   ------------
    1            24000               2000              22000            22000
    2                                2000              20209            20209
    3                                2000              18401            18401
    4                                2000              16575            16575
    5                                2000              14732            14732
    6            12000               3000              23872            11872          12000
    7                                3000              21801             8985          12096
    8                                3000              18262             6070          12192
    9                                3000              15417             3128          12289
   10                                3000              12545              157          12387
   11                                3000               9645                0           9645
   12                                3000               6722                0           6722
   13                                3000               3776                0           3776
   14                                3000                806                0            806
   15                                 812                  0                0              0

                      STATEMENT OF ADDITIONAL INFORMATION



                 INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT

                                   ISSUED BY


              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE



                                      AND



                   FIRST METLIFE INVESTORS INSURANCE COMPANY



                         CLASS VA, CLASS AA AND CLASS B


THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED APRIL 30, 2007, FOR THE INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT THAT IS DESCRIBED HEREIN.



THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS WRITE US AT: P.O. BOX 10366, DES MOINES, IOWA 50306-0366, OR CALL (800) 343-8496.



THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 30, 2007.


SAI-407NYVAAAB

TABLE OF CONTENTS                                              PAGE
                         PAGE





INDEX OF SPECIAL TERMS .................  2
COMPANY ................................  2
EXPERTS ................................  2
CUSTODIAN ..............................  3
DISTRIBUTION ...........................  3
     Reduction or Elimination of the
Withdrawal
       Charge ..........................  4
CALCULATION OF PERFORMANCE
INFORMATION ............................  5
     Total Return ......................  5
     Historical Unit Values ............  5
     Reporting Agencies ................  5


ANNUITY PROVISIONS .....................  6
     Variable Annuity ..................  6
     Fixed Annuity .....................  7
     Mortality and Expense Guarantee ...  7
     Legal or Regulatory Restrictions     7
  on Transactions
TAX STATUS OF THE CONTRACTS ............  7
CONDENSED FINANCIAL INFORMATION ........ 10
  CLASS VA ............................... 10
  CLASS AA ............................... 15
  CLASS B ................................ 27
     FINANCIAL STATEMENTS .............. 32

COMPANY

First MetLife Investors Insurance Company (First MetLife Investors or the Company) was organized under the laws of the State of New York on December 31, 1992. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company purchased First MetLife Investors which on that date changed its name to First Cova Financial Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company acquired GenAmerica Corporation, the ultimate parent company of First MetLife Investors. On December 31, 2002. First MetLife Investors became an indirect subsidiary of MetLife, Inc. (MetLife), the holding company of Metropolitan Life Insurance Company and a listed company on the New York Stock Exchange. MetLife is a leading provider of insurance and financial products and services to individual and group customers. We changed our name to First MetLife Investors Insurance Company on February 12, 2001. On October 1, 2004, First MetLife Investors became a direct subsidiary of MetLife.




On December 31, 2002, MetLife entered into a net worth maintenance agreement with the Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause the Company to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2006, the capital and surplus of the Company was in excess of these minimum capital and surplus levels. MetLife and the Company entered into the agreement in part to enhance and maintain the financial strength of the Company as set forth in the agreement. Creditors of the Company (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of the Company with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to the Company. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if the Company attains a financial strength rating from Standard & Poor's Corp.
without giving weight to the support of the agreement, that is the same as or better than its rating of such rating agency with such support.



First MetLife Investors is presently licensed to do business only in the State of New York.


We are a member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.




EXPERTS


The financial statements of First MetLife Investors Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in method of accounting for certain non-traditional long duration contracts and separate accounts as required by accounting guidance adopted on January 1, 2004), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 E. Kennedy Boulevard, Tampa, Florida 33602.


The financial statements of the sub-accounts of the First MetLife Investors Variable Annuity Account One included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 100 South 4th Street, St. Louis, Missouri 63102.


The consolidated financial statements of General American Life Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in method of accounting for defined benefit pension and other postretirement plans and for certain non-traditional long duration contracts and separate accounts as required by accounting guidance adopted on December 31, 2006 and January 1, 2004, respectively), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 E. Kennedy Boulevard, Tampa, Florida 33602.




CUSTODIAN

First MetLife Investors Insurance Company, 200 Park Avenue, New York, NY 10166, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.




DISTRIBUTION

Information about the distribution of the contracts is contained in the prospectus. (See "Other Information.") Additional information is provided below.


The contracts are offered to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.


MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the contracts. Distributor is a Missouri corporation and its home office is located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. In December 2004, MetLife Investors Distribution Company, which was then a Delaware corporation, was merged into General American Distributors, Inc., and the name of the surviving corporation was changed to MetLife Investors Distribution Company. Distributor is an indirect, wholly-owned subsidiary of MetLife, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD, Inc. Distributor is not a member of the Securities Investor Protection Corporation. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.



Distributor (including its predecessor) received sales compensation with respect to all contracts issued from the Separate Account in the following amounts during the periods indicated: Fiscal year Aggregate Amount of

Commissions Paid to
Distributor Aggregate Amount of
Commissions Retained

by Distributor After
Payments to Selling

Firms 2004 $11,902,127 $0 2005 $10,662,978 $0 2006
$14,882,386
$0


Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the contracts.



As noted in the prospectus, we and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms during 2006 ranged from $4,222,378 to $0. The amount of commissions paid to selected selling firms during 2006 ranged from $27,395,528 to $0. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected selling firms during 2006 ranged from $36,723,309 to $0. For purposes of calculating such amounts, the amount of compensation received by a selling firm may include additional compensation received by the firm for the sale of insurance products issued by our affiliates within the MetLife Investors group of companies (MetLife Investors Insurance Company and MetLife Investors USA Insurance Company).


The following list sets forth the names of selling firms that received additional compensation in 2006 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the contracts). The selling firms are listed in alphabetical order.

A.G. Edwards & Sons, Inc.

Citibank

Commonwealth
Edward Jones
Firstar Investments
HSBC Brokerage
J.J.B. Hilliard, W.L. Lyons, Inc.
Linsco Private Ledger Corp.
RBC Dain Rauscher, Inc.
Stifer, Nicolaus & Co., Incorporated

UBS Financial Services, Inc.

Wachovia Securities, LLC



As described in "Investment Options" in the prospectus, certain investment portfolios offered in the contracts compensate us and/or certain affiliates for administrative or other services relating to the investment portfolios. These payments are based on a percentage of assets allocated to the portfolio. Pursuant to agreements with A.G. Edwards & Sons, Inc. ("A.G. Edwards"), we pay to them a percentage amount equal to all or a portion of these payments, and we pay similar percentage fees on assets allocated to certain portfolios of affiliated investment portfolios. As a result of these arrangements, A.G. Edwards may have an incentive to recommend to its customers the purchase of the contract for which we pay amounts with respect to the investment portfolios. The fees may vary from investment portfolio to portfolio and they may be significant. It is conceivable that A.G. Edwards may have an incentive to recommend to customers, in connection with the A.G. Edwards asset allocation program, that they allocate purchase payments and account value to the investment portfolios that result in payment of amounts or payment of higher amounts. During 2006, the percentage fees ranged from 0.05% to 0.25%. For more information about the nature and extent of these fees, you should ask your A.G. Edwards registered representative.



There are other broker dealers who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.


REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE


The amount of the withdrawal charge on the contracts may be reduced or eliminated when sales of the contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the withdrawal charge will be determined by the Company after examination of all the relevant factors such as:


1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of contracts with fewer sales contacts.


2. The total amount of purchase payments to be received will be considered. Per contract sales expenses are likely to be less on larger purchase payments than on smaller ones.


3. Any prior or existing relationship with the Company will be considered. Per contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the contract with fewer sales contacts.


4. There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.


If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction or elimination of the withdrawal charge.


The withdrawal charge may be eliminated when the contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction or elimination of the withdrawal charge be permitted where the reduction or elimination will be unfairly discriminatory to any person. In lieu of a withdrawal charge waiver, we may provide an account value credit.

CALCULATION OF PERFORMANCE INFORMATION

TOTAL RETURN


From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.


Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the separate account product charges, the expenses for the underlying investment portfolio being advertised, and any applicable account fee, withdrawal charge and/or GMIB rider charge. Premium taxes are not reflected. The deduction of such charges would reduce any percentage increase or make greater any percentage decrease.


The hypothetical value of a contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable account fee and any applicable sales charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:


  P (1 + T)n = ERV


Where:


  P = a hypothetical initial payment of $1,000


  T = average annual total return


  n = number of years


  ERV =  ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods used.


The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any applicable withdrawal charge, GMIB or GWB charge. Premium taxes are not reflected. The deduction of such charges would reduce any percentage increase or make greater any percentage decrease.


Owners should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what the total return may be in any future period.


HISTORICAL UNIT VALUES


The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.


In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.


REPORTING AGENCIES


The Company may also distribute sales literature which compares the performance of the accumulation unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.


The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of thousands of investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.


The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.


Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.




ANNUITY PROVISIONS

VARIABLE ANNUITY


A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount in proportion to the amount that the net investment factor exceeds the assumed investment return selected.


The Adjusted Contract Value (contract value, less any applicable premium taxes and account fee) will be applied to the applicable Annuity Table to determine the first annuity payment. The Adjusted Contract Value is determined on the annuity calculation date, which is a business day no more than five (5) business days before the annuity date. The dollar amount of the first variable annuity payment is determined as follows: The first variable annuity payment will be based upon the annuity option elected, the annuitant's age and sex, and the appropriate variable annuity option table. If, as of the annuity calculation date, the then current variable annuity option rates applicable to this class of contracts provide a first annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.


The dollar amount of variable annuity payments after the first payment is determined as follows:


1. the dollar amount of the first variable annuity payment is divided by the value of an annuity unit for each applicable investment portfolio as of the annuity calculation date. This establishes the number of annuity units for each monthly payment. The number of annuity units for each applicable investment portfolio remains fixed during the annuity period, unless you transfer values from the investment portfolio to another investment portfolio;


2. the fixed number of annuity units per payment in each investment portfolio is multiplied by the annuity unit value for that investment portfolio for the business day for which the annuity payment is being calculated. This result is the dollar amount of the payment for each applicable investment portfolio, less any account fee. The account fee will be deducted pro rata out of each annuity payment.


The total dollar amount of each variable annuity payment is the sum of all investment portfolio variable annuity payments.


ANNUITY UNIT - The initial annuity unit value for each investment portfolio of the Separate Account was set by us.



The subsequent annuity unit value for each investment portfolio is determined by multiplying the annuity unit value for the immediately preceding business day by the net investment factor for the investment portfolio for the current business day and multiplying the result by a factor for each day since the last business day which represents the daily equivalent of the AIR you elected.



(1) the dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each monthly payment. The number of annuity units remains fixed during the annuity payment period.


(2) the fixed number of annuity units is multiplied by the annuity unit value for the last valuation period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment.


NET INVESTMENT FACTOR - The net investment factor for each investment portfolio is determined by dividing A by B and multiplying by (1-C) where:


    A is (i)    the net asset value per share of the portfolio at the end of the current business day; plus

         (ii) any dividend or capital gains per share declared on behalf of such portfolio that has an ex-dividend date as of the current business day.


    B is    the net asset value per share of the portfolio for the immediately preceding business day.


    C is (i)    the separate account product charges and for each day since the last business day. The daily charge is equal to the annual separate account product charges divided by 365; plus


         (ii) a charge factor, if any, for any taxes or any tax reserve we have established as a result of the operation of the Separate Account.


Transfers During the Annuity Phase:


o  You may not make a transfer from the fixed account to the Separate Account;


o Transfers among the subaccounts will be made by converting the number of annuity units being transferred to the number of annuity units of the subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units; and


o You may make a transfer from the variable annuity option to the fixed annuity option. The amount transferred from a subaccount of the Separate Account will be equal to the product of "(a)" multiplied by "(b)" multiplied by "(c)", where (a) is the number of annuity units representing your interest in the subaccount per annuity payment; (b) is the annuity unit value for the subaccount; and (c) is the present value of $1.00 per payment period for the remaining annuity benefit period based on the attained age of the annuitant at the time of transfer, calculated using the same actuarial basis as the variable annuity rates applied on the annuity date for the annuity option elected. Amounts transferred to the fixed annuity option will be applied under the annuity option elected at the attained age of the annuitant at the time of the transfer using the fixed annuity option table. If at the time of transfer, the then current fixed annuity option rates applicable to this class of contracts provide a greater payment, the greater payment will be made. All amounts and annuity unit values will be determined as of the end of the business day on which the Company receives a notice.


FIXED ANNUITY



A fixed annuity is a series of payments made during the annuity phase which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The Adjusted Contract Value on the day immediately preceding the annuity date will be used to determine the fixed annuity monthly payment. The monthly annuity payment will be based upon the annuity option elected and the appropriate annuity option table. If, as of the annuity calculation date, the then current annuity option rates applicable to this class of contracts provide an annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.



MORTALITY AND EXPENSE GUARANTEE


The Company guarantees that the dollar amount of each annuity payment after the first annuity payment will not be affected by variations in mortality or expense experience.


LEGAL OR REGULATORY RESTRICTIONS ON TRANSACTIONS


If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to block a contract owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, death benefits or continue making annuity payments until instructions are received from the appropriate regulator.




TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.



DIVERSIFICATION. In order for your Non-Qualified Contract to be considered an annuity contract for federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. However, the tax law concerning these rules is subject to change and to different interpretations. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their contracts. Consult your tax adviser prior to purchase.


REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract (or on the death of, or change in, any primary annuitant where the contract is owned by a non-natural person). Specifically, Section 72(s) requires that: (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.



The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.


Other rules may apply to Qualified Contracts.



MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS. Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for 5% or more owners). If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e., determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.



Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value) must be added to the account value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your tax adviser as to how these rules affect your contract.


MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH. Upon the death of the contract owner and/or annuitant of a Qualified Contract, the funds remaining in the contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply in the case of an IRA where the beneficiary is the surviving spouse which allow the spouse to assume the contract as owner. Alternative rules permit a spousal beneficiary under a qualified contract, including an IRA, to defer the minimum distribution requirements until the end of the year in which the deceased spouse would have attained age 70 1/2 or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates.

CONDENSED FINANCIAL INFORMATION



The following charts list the Condensed Financial Information (the accumulation unit value information for the accumulation units outstanding) for contracts issued as of December 31, 2006. See "Purchase - Accumulation Units" in the prospectus for information on how accumulation unit values are calculated. The charts present accumulation unit values based upon which riders you select. The charts are in addition to the charts in the prospectus.



CLASS VA





                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 MET INVESTORS SERIES TRUST
 MET/AIM SMALL CAP GROWTH SUB-ACCOUNT
  10/30/2002    to  12/31/2002        8.463565          8.472945           659.4062
  01/01/2003    to  12/31/2003        8.472945         11.602508         1,910.0040
  01/01/2004    to  12/31/2004       11.602508         12.176705         2,454.6826
  01/01/2005    to  12/31/2005       12.176705         13.000440        16,975.7359
  01/01/2006    to  12/31/2006       13.000440         14.638413        14,013.1168
============   ==== ==========       =========         =========        ===========
 GOLDMAN SACHS MID-CAP VALUE SUB-ACCOUNT
  05/01/2004    to  12/31/2004        9.998849         11.971801           298.4523
  01/01/2005    to  12/31/2005       11.971801         13.285850           354.6628
  01/01/2006    to  12/31/2006       13.285850         15.157506           354.6628
============   ==== ==========       =========         =========        ===========
 HARRIS OAKMARK INTERNATIONAL SUB-ACCOUNT
  10/30/2002    to  12/31/2002        8.635255          8.832552           193.7673
  01/01/2003    to  12/31/2003        8.832552         11.755482         2,039.3445
  01/01/2004    to  12/31/2004       11.755482         13.970748         3,724.2255
  01/01/2005    to  12/31/2005       13.970748         15.738453         3,473.4598
  01/01/2006    to  12/31/2006       15.738453         19.997636         3,412.3007
============   ==== ==========       =========         =========        ===========
 LAZARD MID-CAP SUB-ACCOUNT
  10/30/2002    to  12/31/2002        9.483862          9.665975            10.0000
  01/01/2003    to  12/31/2003        9.665975         12.026501         1,373.7314
  01/01/2004    to  12/31/2004       12.026501         13.566810           750.0953
  01/01/2005    to  12/31/2005       13.566810         14.456870           725.3353
  01/01/2006    to  12/31/2006       14.456870         16.348558           717.7279
============   ==== ==========       =========         =========        ===========
 LEGG MASON AGGRESSIVE GROWTH SUB-ACCOUNT
  (FORMERLY JANUS AGGRESSIVE GROWTH SUB-ACCOUNT)
  10/30/2002    to  12/31/2002        5.427334          5.200438           652.1177
  01/01/2003    to  12/31/2003        5.200438          6.712800         3,799.9444
  01/01/2004    to  12/31/2004        6.712800          7.177933        65,870.8065
  01/01/2005    to  12/31/2005        7.177933          8.039394        50,898.1842
  01/01/2006    to  12/31/2006        8.039394          7.790114        41,352.0629
============   ==== ==========       =========         =========        ===========
 LEGG MASON VALUE EQUITY SUB-ACCOUNT
  11/07/2005    to  12/31/2005       10.247260         10.625522             0.0000
  01/01/2006    to  12/31/2006       10.625522         11.167932        29,601.5217
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 LOOMIS SAYLES GLOBAL MARKETS SUB-ACCOUNT
  05/01/2006    to  12/31/2006        9.988849         10.339483             0.0000
============   ==== ==========       =========         =========        ===========
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT
  10/30/2002    to  12/31/2002       13.064969         13.705136         5,661.9526
  01/01/2003    to  12/31/2003       13.705136         16.103871        20,561.1636
  01/01/2004    to  12/31/2004       16.103871         17.176230        18,511.1512
  01/01/2005    to  12/31/2005       17.176230         17.191034        28,047.0600
  01/01/2006    to  12/31/2006       17.191034         18.503458        23,869.5039
============   ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT
  10/30/2002    to  12/31/2002       33.126810         33.421284         4,234.4157
  01/01/2003    to  12/31/2003       33.421284         43.085314         8,105.9118
  01/01/2004    to  12/31/2004       43.085314         47.857828        10,963.9496
  01/01/2005    to  12/31/2005       47.857828         48.795052         5,284.7123
  01/01/2006    to  12/31/2006       48.795052         56.676303         4,392.7837
============   ==== ==========       =========         =========        ===========
 MFS (Reg. TM) EMERGING MARKETS EQUITY SUB-ACCOUNT
  05/01/2006    to  12/31/2006        9.988849         10.478532             0.0000
============   ==== ==========       =========         =========        ===========
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT
  10/30/2002    to  12/31/2002        7.219350          7.289280         1,896.2515
  01/01/2003    to  12/31/2003        7.289280          9.491245         3,868.1930
  01/01/2004    to  12/31/2004        9.491245         11.189560         9,254.3834
  01/01/2005    to  12/31/2005       11.189560         12.850864         7,396.7334
  01/01/2006    to  12/31/2006       12.850864         16.047013         4,180.7119
============   ==== ==========       =========         =========        ===========
 MONEY MARKET SUB-ACCOUNT
  10/30/2002    to  12/31/2002       10.131401         10.122875           876.9102
  01/01/2003    to  12/31/2003       10.122875         10.025490         9,585.7913
  01/01/2004    to  12/31/2004       10.025490          9.949131         1,143.9346
  01/01/2005    to  04/30/2005        9.949131          9.962144             0.0000
============   ==== ==========       =========         =========        ===========
 NEUBERGER BERMAN REAL ESTATE SUB-ACCOUNT
  05/01/2004    to  12/31/2004        9.998849         12.833645             0.0000
  01/01/2005    to  12/31/2005       12.833645         14.337160        14,000.9392
  01/01/2006    to  12/31/2006       14.337160         19.451786        10,105.1697
============   ==== ==========       =========         =========        ===========
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT
  10/30/2002    to  12/31/2002        6.386502          6.283863         2,872.2497
  01/01/2003    to  12/31/2003        6.283863          7.964318        11,706.3753
  01/01/2004    to  12/31/2004        7.964318          8.356218        11,743.6700
  01/01/2005    to  12/31/2005        8.356218          8.628835         4,589.0843
  01/01/2006    to  12/31/2006        8.628835          9.157247         4,954.7569
============   ==== ==========       =========         =========        ===========
 PIMCO INFLATION PROTECTED BOND SUB-ACCOUNT
  05/01/2003    to  12/31/2003       10.000000         10.435925             0.0000
  01/01/2004    to  12/31/2004       10.435925         11.217736           556.5779
  01/01/2005    to  12/31/2005       11.217736         11.215657           689.2223
  01/01/2006    to  12/31/2006       11.215657         11.102944           689.2223
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 PIMCO TOTAL RETURN SUB-ACCOUNT
  10/30/2002    to  12/31/2002       11.140421         11.355362        51,024.5764
  01/01/2003    to  12/31/2003       11.355362         11.679662       103,151.6902
  01/01/2004    to  12/31/2004       11.679662         12.090485       108,382.5282
  01/01/2005    to  12/31/2005       12.090485         12.190831        96,239.4683
  01/01/2006    to  12/31/2006       12.190831         12.564918        84,956.6688
============   ==== ==========       =========         =========       ============
 MET/PUTNAM RESEARCH SUB-ACCOUNT
  10/30/2002    to  12/31/2002        6.334875          6.298411           186.8630
  01/01/2003    to  12/31/2003        6.298411          7.722500           176.2071
  01/01/2004    to  11/19/2004        7.722500          7.933271           181.9115
============   ==== ==========       =========         =========       ============
 RCM GLOBAL TECHNOLOGY SUB-ACCOUNT
  10/30/2002    to  12/31/2002        2.908840          2.960358            12.1589
  01/01/2003    to  12/31/2003        2.960358          4.599830         1,812.0154
  01/01/2004    to  12/31/2004        4.599830          4.340121         2,265.6593
  01/01/2005    to  12/31/2005        4.340121          4.751414         2,719.2210
  01/01/2006    to  12/31/2006        4.751414          4.936039         2,509.6438
============   ==== ==========       =========         =========       ============
 T. ROWE PRICE MID-CAP GROWTH SUB-ACCOUNT
  10/30/2002    to  12/31/2002        4.587918          4.545270         1,303.5603
  01/01/2003    to  12/31/2003        4.545270          6.124338        38,932.7802
  01/01/2004    to  12/31/2004        6.124338          7.115346        41,832.8542
  01/01/2005    to  12/31/2005        7.115346          8.043025        37,015.6615
  01/01/2006    to  12/31/2006        8.043025          8.420410        28,999.0937
============   ==== ==========       =========         =========       ============
 THIRD AVENUE SMALL CAP VALUE SUB-ACCOUNT
  10/30/2002    to  12/31/2002        7.715812          8.232502           298.5017
  01/01/2003    to  12/31/2003        8.232502         11.480838         4,026.4423
  01/01/2004    to  12/31/2004       11.480838         14.321488         4,856.2263
  01/01/2005    to  12/31/2005       14.321488         16.308935         4,334.0489
  01/01/2006    to  12/31/2006       16.308935         18.194563         4,797.1456
============   ==== ==========       =========         =========       ============
 TURNER MID-CAP GROWTH SUB-ACCOUNT
  05/01/2004    to  12/31/2004        9.998849         11.115049           875.3682
  01/01/2005    to  12/31/2005       11.115049         12.205834           951.2599
  01/01/2006    to  12/31/2006       12.205834         12.767461           905.9215
============   ==== ==========       =========         =========       ============
 VAN KAMPEN COMSTOCK SUB-ACCOUNT
  05/01/2005    to  12/31/2005        9.998849         10.475896         2,416.1290
  01/01/2006    to  12/31/2006       10.475896         11.989012         2,580.3993
============   ==== ==========       =========         =========       ============
 METROPOLITAN SERIES FUND, INC.
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MONEY MARKET SUB-ACCOUNT (CLASS B))
  05/01/2005    to  12/31/2005        9.962131         10.067108         1,506.1577
  01/01/2006    to  12/31/2006       10.067108         10.379339         1,528.5288
============   ==== ==========       =========         =========       ============

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
  10/30/2002    to  12/31/2002        8.295268          8.357717         1,879.7995
  01/01/2003    to  12/31/2003        8.357717         10.774657        51,132.3303
  01/01/2004    to  12/31/2004       10.774657         11.914458        62,017.0154
  01/01/2005    to  12/31/2005       11.914458         12.940186        55,913.7510
  01/01/2006    to  12/31/2006       12.940186         14.599039        44,108.4589
============   ==== ==========       =========         =========        ===========
 HARRIS OAKMARK FOCUSED VALUE SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002       10.335789         10.713489         1,103.1435
  01/01/2003    to  12/31/2003       10.713489         13.979999         9,191.0874
  01/01/2004    to  12/31/2004       13.979999         15.115774         9,724.9868
  01/01/2005    to  12/31/2005       15.115774         16.353241         4,751.6475
  01/01/2006    to  12/31/2006       16.353241         18.089623         4,857.8146
============   ==== ==========       =========         =========        ===========
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        7.954124          7.628086           986.1596
  01/01/2003    to  12/31/2003        7.628086          9.755498         4,019.9572
  01/01/2004    to  12/31/2004        9.755498         10.479270         5,940.5229
  01/01/2005    to  12/31/2005       10.479270         11.732904         3,331.0108
  01/01/2006    to  12/31/2006       11.732904         11.862235         5,886.8681
============   ==== ==========       =========         =========        ===========
 METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        8.392961          8.289818         1,031.9781
  01/01/2003    to  12/31/2003        8.289818         10.453078         1,196.2503
  01/01/2004    to  12/31/2004       10.453078         11.366871         1,203.8796
  01/01/2005    to  12/31/2005       11.366871         11.701349         1,030.7293
  01/01/2006    to  12/31/2006       11.701349         13.294095         1,029.1218
============   ==== ==========       =========         =========        ===========
 WESTERN ASSET MANAGEMENT U.S. GOVERNMENT SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005       15.802857         15.786672             0.0000
  01/01/2006    to  12/31/2006       15.786672         16.177236             0.0000
============   ==== ==========       =========         =========        ===========
 MET INVESTORS SERIES TRUST - ASSET ALLOCATION PROGRAM (CLASS B)
 METLIFE AGGRESSIVE STRATEGY SUB-ACCOUNT
  11/22/2004    to  12/31/2004       10.302502         10.691554             0.0000
  01/01/2005    to  12/31/2005       10.691554         11.637720             0.0000
  01/01/2006    to  12/31/2006       11.637720         13.042619             0.0000
============   ==== ==========       =========         =========        ===========
 METLIFE BALANCED STRATEGY SUB-ACCOUNT
  11/22/2004    to  12/31/2004       10.102642         10.395455             0.0000
  01/01/2005    to  12/31/2005       10.395455         10.981407             0.0000
  01/01/2006    to  12/31/2006       10.981407         12.126242             0.0000
============   ==== ==========       =========         =========        ===========
 METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT
  11/22/2004    to  12/31/2004        9.942753         10.111501             0.0000
  01/01/2005    to  12/31/2005       10.111501         10.418004             0.0000
  01/01/2006    to  12/31/2006       10.418004         11.159705             0.0000
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 METLIFE GROWTH STRATEGY SUB-ACCOUNT
  11/22/2004    to  12/31/2004       10.242545         10.606431     0.0000
  01/01/2005    to  12/31/2005       10.606431         11.413760     0.0000
  01/01/2006    to  12/31/2006       11.413760         12.785659     0.0000
============   ==== ==========       =========         =========     ======
 METLIFE MODERATE STRATEGY SUB-ACCOUNT
  11/22/2004    to  12/31/2004       10.012704         10.231750     0.0000
  01/01/2005    to  12/31/2005       10.231750         10.676378     0.0000
  01/01/2006    to  12/31/2006       10.676378         11.605616     0.0000
============   ==== ==========       =========         =========     ======

The following charts list the Condensed Financial Information (the accumulation unit value information for the accumulation units outstanding) for contracts issued as of December 31, 2006. See "Purchase - Accumulation Units" in the prospectus for information on how accumulation unit values are calculated. The charts present accumulation unit values based upon which riders you select. The charts are in addition to the charts in the prospectus.



CLASS AA





                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 AIM VARIABLE INSURANCE FUNDS
 AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT (SERIES I)
  10/30/2002    to  12/31/2002        4.930068          4.709108        13,395.6115
  01/01/2003    to  12/31/2003        4.709108          6.014516        11,499.9594
  01/01/2004    to  12/31/2004        6.014516          6.323643        11,952.6412
  01/01/2005    to  12/31/2005        6.323643          6.786995        10,597.5936
  01/01/2006    to  12/31/2006        6.786995          7.114541        10,825.3611
============   ==== ==========       =========         =========        ===========
 AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT (SERIES II )
  10/30/2002    to  12/31/2002        4.922436          4.703955            16.8688
  01/01/2003    to  12/31/2003        4.703955          5.992296             0.0000
  01/01/2004    to  12/31/2004        5.992296          6.282954             0.0000
  01/01/2005    to  12/31/2005        6.282954          6.727353             0.0000
  01/01/2006    to  12/31/2006        6.727353         12.463475             0.0000
============   ==== ==========       =========         =========        ===========
 AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT (SERIES I)
  10/30/2002    to  12/31/2002        4.903964          4.988754         4,647.6850
  01/01/2003    to  12/31/2003        4.988754          6.349153         5,404.2787
  01/01/2004    to  12/31/2004        6.349153          7.763568         5,176.5412
  01/01/2005    to  12/31/2005        7.763568          9.028527         1,456.9869
  01/01/2006    to  12/31/2006        9.028527         11.417135           772.4923
============   ==== ==========       =========         =========        ===========
 AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT (SERIES II )
  10/30/2002    to  12/31/2002        4.898472          4.979427            16.4044
  01/01/2003    to  12/31/2003        4.979427          6.314488             0.0000
  01/01/2004    to  12/31/2004        6.314488          7.702444             0.0000
  01/01/2005    to  12/31/2005        7.702444         14.236421           359.8515
  01/01/2006    to  12/31/2006       14.236421         17.953306           343.7919
============   ==== ==========       =========         =========        ===========
 FIDELITY (Reg. TM) VARIABLE INSURANCE PRODUCTS
 VIP EQUITY-INCOME SUB-ACCOUNT (SERVICE CLASS 2)
  10/30/2002    to  12/31/2002        8.997392          9.102437             8.4640
  01/01/2003    to  12/31/2003        9.102437         11.671358             0.0000
  01/01/2004    to  12/31/2004       11.671358         12.801496         2,929.5018
  01/01/2005    to  12/31/2005       12.801496         13.327240         2,914.8497
  01/01/2006    to  12/31/2006       13.327240         15.761654         3,124.8753
============   ==== ==========       =========         =========        ===========

                                    1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 TEMPLETON DEVELOPING MARKETS SECURITIES SUB-ACCOUNT (CLASS 2)
   10/30/2002                             to  12/31/2002        6.431340          6.870187           582.5421
   01/01/2003                             to  12/31/2003        6.870187         10.364889         4,786.3473
   01/01/2004                             to  12/31/2004       10.364889         12.746084         7,556.2786
   01/01/2005                             to  12/31/2005       12.746084         16.016930         6,575.6356
   01/01/2006                             to  12/31/2006       16.016930         20.231568         4,276.1447
=============                            ==== ==========       =========         =========        ===========
 TEMPLETON FOREIGN SECURITIES SUB-ACCOUNT (CLASS 2)
   10/30/2002                             to  12/31/2002        7.033947          7.161705         1,241.6644
   01/01/2003                             to  12/31/2003        7.161705          9.337160         5,811.1764
   01/01/2004                             to  12/31/2004        9.337160         10.912970        11,300.8540
   01/01/2005                             to  12/31/2005       10.912970         11.856027        10,006.3307
   01/01/2006                             to  12/31/2006       11.856027         14.198986        11,311.8897
=============                            ==== ==========       =========         =========        ===========
 MET INVESTORS SERIES TRUST
 MET/AIM CAPITAL APPRECIATION SUB-ACCOUNT (CLASS A)
   05/01/2006                             to  12/31/2006       14.940428         14.770303             0.0000
=============                            ==== ==========       =========         =========        ===========
 MET/AIM SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005       11.425372         13.000440        16,975.7359
   01/01/2006                             to  12/31/2006       13.000440         14.638413        14,013.1168
=============                            ==== ==========       =========         =========        ===========
 MET/AIM SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY MFS (Reg. TM) NEW DISCOVERY SUB-ACCOUNT (SERVICE CLASS))
   10/30/2002                             to  12/31/2002        5.593008          5.407779         2,469.1898
   01/01/2003                             to  12/31/2003        5.407779          7.115415        30,851.9373
   01/01/2004                             to  12/31/2004        7.115415          7.451877        32,241.4095
   01/01/2005                             to  04/30/2005        7.451877          6.399259             0.0000
=============                            ==== ==========       =========         =========        ===========
 CYCLICAL GROWTH AND INCOME ETF SUB-ACCOUNT (CLASS B)
   09/30/2005                             to  12/31/2005       10.000000         10.130031             0.0000
   01/01/2006                             to  12/31/2006       10.130031         11.160973             0.0000
=============                            ==== ==========       =========         =========        ===========
 CYCLICAL GROWTH ETF SUB-ACCOUNT (CLASS B)
   09/30/2005                             to  12/31/2005       10.000000         10.168205             0.0000
   01/01/2006                             to  12/31/2006       10.168205         11.415778         6,745.1570
=============                            ==== ==========       =========         =========        ===========
 JANUS AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY ALLIANCEBERNSTEIN PREMIER GROWTH SUB-ACCOUNT (CLASS B))
   10/30/2002                             to  12/31/2002        9.403988          8.706807         1,048.5632
   01/01/2003                             to  12/31/2003        8.706807         10.592078        33,877.6144
   01/01/2004                             to  04/30/2004       10.592078         10.484133        36,194.4204
=============                            ==== ==========       =========         =========        ===========
 J.P. MORGAN ENHANCED INDEX SUB-ACCOUNT (CLASS B)
   10/30/2002                             to  12/31/2002       12.816193         12.656819           189.0536
   01/01/2003                             to  04/25/2003       12.656819         13.147480           183.5781
=============                            ==== ==========       =========         =========        ===========
 J.P. MORGAN INTERNATIONAL EQUITY SUB-ACCOUNT (CLASS B)
   10/30/2002                             to  12/31/2002        8.519355          8.654755           307.6857
   01/01/2003                             to  04/25/2003        8.654755          8.409175           299.2623
=============                            ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 J.P. MORGAN QUALITY BOND SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002       14.083922         14.351445         2,499.9856
  01/01/2003    to  12/31/2003       14.351445         14.683714        31,834.2260
  01/01/2004    to  11/19/2004       14.683714         15.066905        37,054.3843
============   ==== ==========       =========         =========        ===========
 J.P. MORGAN SELECT EQUITY SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002       11.455383         11.496546         1,916.7875
  01/01/2003    to  12/31/2003       11.496546         15.100620         2,346.0208
  01/01/2004    to  11/19/2004       15.100620         16.257944         2,426.8073
============   ==== ==========       =========         =========        ===========
 LEGG MASON AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY JANUS AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B))
  05/01/2004    to  12/31/2004        6.604499          7.177933        65,870.8065
  01/01/2005    to  12/31/2005        7.177933          8.039394        50,898.1842
  01/01/2006    to  12/31/2006        8.039394          7.790114        41,352.0629
============   ==== ==========       =========         =========        ===========
 LEGG MASON VALUE EQUITY SUB-ACCOUNT (CLASS B)
  (FORMERLY MFS (Reg. TM) INVESTORS TRUST SUB-ACCOUNT (SERVICE CLASS))
  10/30/2002    to  12/31/2002        8.217192          8.041738             8.5472
  01/01/2003    to  12/31/2003        8.041738          9.661587             0.0000
  01/01/2004    to  12/31/2004        9.661587         10.586787             0.0000
  01/01/2005    to  12/31/2005       10.586787         11.173251             0.0000
  01/01/2006    to  12/31/2006       11.173251         12.416839             0.0000
============   ==== ==========       =========         =========        ===========
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS A)
  05/01/2004    to  12/31/2004       16.252965         17.331204         8,662.3498
  01/01/2005    to  12/31/2005       17.331204         17.400043             0.0000
  01/01/2006    to  12/31/2006       17.400043         18.763978             0.0000
============   ==== ==========       =========         =========        ===========
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS A)
  (FORMERLY INVESCO VIF - HIGH YIELD SUB-ACCOUNT))
  10/30/2002    to  12/31/2002        6.831453          7.198007            11.3218
  01/01/2003    to  12/31/2003        7.198007          8.875049             0.0000
  01/01/2004    to  04/30/2004        8.875049          9.011550             0.0000
============   ==== ==========       =========         =========        ===========
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002       13.064969         13.705136         5,661.9526
  01/01/2003    to  12/31/2003       13.705136         16.103871        20,561.1636
  01/01/2004    to  12/31/2004       16.103871         17.176230        18,511.1512
  01/01/2005    to  12/31/2005       17.176230         17.191034        28,047.0600
  01/01/2006    to  12/31/2006       17.191034         18.503458        23,869.5039
============   ==== ==========       =========         =========        ===========
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  (FORMERLY MFS (Reg. TM) HIGH INCOME SUB-ACCOUNT (SERVICE CLASS)
  10/30/2002    to  12/31/2002        9.220148          9.625843           282.3915
  01/01/2003    to  12/31/2003        9.625843         11.172186        29,252.8499
  01/01/2004    to  12/31/2004       11.172186         11.988395        29,683.4103
  01/01/2005    to  04/30/2005       11.988395         11.606763             0.0000
============   ==== ==========       =========         =========        ===========

                                    1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  (FORMERLY VIP HIGH INCOME SUB-ACCOUNT (SERVICE CLASS 2))
   10/30/2002                             to  12/31/2002        8.665628          9.193222             9.8505
   01/01/2003                             to  12/31/2003        9.193222         11.490888             0.0000
   01/01/2004                             to  12/31/2004       11.490888         12.393944             0.0000
   01/01/2005                             to  04/30/2005       12.393944         11.919231             0.0000
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT DEVELOPING GROWTH SUB-ACCOUNT (CLASS B)
   10/30/2002                             to  12/31/2002        7.331147          7.412032           391.9936
   01/01/2003                             to  04/25/2003        7.412032          7.526499           382.4384
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS A)
   05/01/2004                             to  12/31/2004       43.409333         48.171871           120.7444
   01/01/2005                             to  12/31/2005       48.171871         49.250312           120.6086
   01/01/2006                             to  12/31/2006       49.250312         57.322718           126.3117
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS A)
  (FORMERLY AIM V.I. PREMIER EQUITY SUB-ACCOUNT (SERIES I))
   10/30/2002                             to  12/31/2002        4.850792          4.755943        10,435.0712
   01/01/2003                             to  12/31/2003        4.755943          5.866104         8,505.4882
   01/01/2004                             to  04/30/2004        5.866104          5.758357         8,740.9823
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS A)
  (FOMERLY AMERICAN CENTURY VP INCOME AND GROWTH SUB-ACCOUNT)
   10/30/2002                             to  12/31/2002        6.528374          6.538203         1,388.2580
   01/01/2003                             to  12/31/2003        6.538203          8.339884         3,481.1348
   01/01/2004                             to  04/30/2004        8.339884          8.419097         3,516.5407
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS A)
  (FORMERLY GOLDMAN SACHS GROWTH AND INCOME SUB-ACCOUNT)
   10/30/2002                             to  12/31/2002        7.465424          7.568604            10.9400
   01/01/2003                             to  12/31/2003        7.568604          9.281577             0.0000
   01/01/2004                             to  04/30/2004        9.281577          9.460724             0.0000
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
   10/30/2002                             to  12/31/2002       33.126810         33.421284         4,234.4157
   01/01/2003                             to  12/31/2003       33.421284         43.085314         8,105.9118
   01/01/2004                             to  12/31/2004       43.085314         47.857828        10,963.9496
   01/01/2005                             to  12/31/2005       47.857828         48.795052         5,284.7123
   01/01/2006                             to  12/31/2006       48.795052         56.676303         4,392.7837
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  (FORMERLY AIM V.I. PREMIER EQUITY SERIES SUB-ACCOUNT (SERIES II))
   10/30/2002                             to  12/31/2002        4.843708          4.745813            16.2224
   01/01/2003                             to  12/31/2003        4.745813          5.841895         1,019.9771
   01/01/2004                             to  04/30/2004        5.841895          5.728458         1,302.7536
=============                            ==== ==========       =========         =========        ===========

                                    1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  (FORMERLY ALLIANCE BERNSTEIN VPS VALUE SUB-ACCOUNT (CLASS B))
   10/30/2002                             to  12/31/2002        8.407258          8.563449            10.0000
   01/01/2003                             to  12/31/2003        8.563449         10.847816             0.0000
   01/01/2004                             to  04/30/2004       10.847816         10.875436             0.0000
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  (FORMERLY (FRANKLIN TEMPLETON) MUTUAL SHARES SECURITIES SUB-ACCOUNT (CLASS 2))
   10/30/2002                             to  12/31/2002       10.547551         10.637552         1,429.2905
   01/01/2003                             to  12/31/2003       10.637552         13.127728         2,652.1903
   01/01/2004                             to  04/30/2004       13.127728         13.339526         2,795.0396
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  (FORMERLY PUTNAM VT NEW VALUE SUB-ACCOUNT (CLASS IB))
   10/30/2002                             to  12/31/2002       10.082601         10.622335             7.4990
   01/01/2003                             to  12/31/2003       10.622335         13.876698             0.0000
   01/01/2004                             to  04/30/2004       13.876698         13.962049             0.0000
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT MID-CAP VALUE SUB-ACCOUNT (CLASS A)
   05/01/2004                             to  12/31/2004       20.447743         23.866772        12,089.2194
   01/01/2005                             to  12/31/2005       23.866772         25.484343             0.0000
   01/01/2006                             to  12/31/2006       25.484343         28.270682             0.0000
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT MID-CAP VALUE SUB-ACCOUNT (CLASS A)
  (FORMERLY AMERICAN CENTURY VP VALUE SUB-ACCOUNT)
   10/30/2002                             to  12/31/2002       10.419284         10.709523           524.3864
   01/01/2003                             to  12/31/2003       10.709523         13.619029           553.0995
   01/01/2004                             to  04/30/2004       13.619029         14.047055           553.6261
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT MID-CAP VALUE SUB-ACCOUNT (CLASS B)
   10/30/2002                             to  12/31/2002       14.919694         15.565227        11,127.7626
   01/01/2003                             to  12/31/2003       15.565227         19.320918        26,931.0387
   01/01/2004                             to  12/31/2004       19.320918         23.719979        30,430.0924
   01/01/2005                             to  12/31/2005       23.719979         25.273416        15,839.0992
   01/01/2006                             to  12/31/2006       25.273416         27.957521        12,724.3942
=============                            ==== ==========       =========         =========        ===========
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS A)
   05/01/2004                             to  12/31/2004        9.799014         11.267259             0.0000
   01/01/2005                             to  12/31/2005       11.267259         12.974461             0.0000
   01/01/2006                             to  12/31/2006       12.974461         16.237795             0.0000
=============                            ==== ==========       =========         =========        ===========
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS A)
  (FORMERLY AMERICAN CENTURY VP INTERNATIONAL SUB-ACCOUNT)
   10/30/2002                             to  12/31/2002        5.624501          5.643647            11.3694
   01/01/2003                             to  12/31/2003        5.643647          6.929297             0.0000
   01/01/2004                             to  04/30/2004        6.929297          6.999389             0.0000
=============                            ==== ==========       =========         =========        ===========
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS A)
  (FORMERLY (LIBERTY) NEWPORT TIGER FUND, VARIABLE SERIES SUB-ACCOUNT (CLASS A))
   10/30/2002                             to  12/31/2002        8.453843          8.432185             8.3775
   01/01/2003                             to  12/31/2003        8.432185         12.039793             0.0000
   01/01/2004                             to  04/30/2004       12.039793         12.099773             0.0000
=============                            ==== ==========       =========         =========        ===========

                                    1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS A)
  (FORMERLY GOLDMAN SACHS INTERNATIONAL EQUITY SUB-ACCOUNT (CALSS A))
   10/30/2002                             to  12/31/2002        7.710881          7.843897             8.6754
   01/01/2003                             to  12/31/2003        7.843897         10.480095             0.0000
   01/01/2004                             to  04/30/2004       10.480095         10.233746             0.0000
=============                            ==== ==========       =========         =========        ===========
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
   10/30/2002                             to  12/31/2002        7.219350          7.289280         1,896.2515
   01/01/2003                             to  12/31/2003        7.289280          9.491245         3,868.1930
   01/01/2004                             to  12/31/2004        9.491245         11.189560         9,254.3834
   01/01/2005                             to  12/31/2005       11.189560         12.850864         7,396.7334
   01/01/2006                             to  12/31/2006       12.850864         16.047013         4,180.7119
=============                            ==== ==========       =========         =========        ===========
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
  (FORMERLY PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES SUB-ACCOUNT (CLASS IB SHARES))
   10/30/2002                             to  12/31/2002        8.122434          8.281257             8.6229
   01/01/2003                             to  12/31/2003        8.281257         10.878096             0.0000
   01/01/2004                             to  04/30/2004       10.878096         10.787203             0.0000
=============                            ==== ==========       =========         =========        ===========
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
  (FORMERLY PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT (CLASS IB SHARES))
   10/30/2002                             to  12/31/2002       10.242250         10.498595         1,409.6842
   01/01/2003                             to  12/31/2003       10.498595         13.306143         1,875.0075
   01/01/2004                             to  12/31/2004       13.306143         15.245624         1,277.5282
   01/01/2005                             to  04/30/2005       15.245624         14.807213             0.0000
=============                            ==== ==========       =========         =========        ===========
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
  (FORMERLY SCUDDER INTERNATIONAL SUB-ACCOUNT (CLASS B))
   10/30/2002                             to  12/31/2002        4.869769          4.918752           984.7845
   01/01/2003                             to  12/31/2003        4.918752          6.185145         1,115.9183
   01/01/2004                             to  04/30/2004        6.185145          6.288503         1,094.4207
=============                            ==== ==========       =========         =========        ===========
 MONEY MARKET SUB-ACCOUNT (CLASS B)
   10/30/2002                             to  12/31/2002       10.131401         10.122875           876.9102
   01/01/2003                             to  12/31/2003       10.122875         10.025490         9,585.7913
   01/01/2004                             to  12/31/2004       10.025490          9.949131         1,143.9346
   01/01/2005                             to  04/30/2005        9.949131          9.962144             0.0000
=============                            ==== ==========       =========         =========        ===========
 NEUBERGER BERMAN REAL ESTATE SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005       12.486848         14.337160        14,000.9392
   01/01/2006                             to  12/31/2006       14.337160         19.451786        10,105.1697
=============                            ==== ==========       =========         =========        ===========
 NEUBERGER BERMAN REAL ESTATE SUB-ACCOUNT (CLASS B)
  (FORMERLY ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT SUB-ACCOUNT (CLASS B))
   10/30/2002                             to  12/31/2002        9.750716         10.282946           539.4539
   01/01/2003                             to  12/31/2003       10.282946         14.097215        12,812.0779
   01/01/2004                             to  12/31/2004       14.097215         18.804577        12,989.6145
   01/01/2005                             to  04/30/2005       18.804577         18.035334             0.0000
=============                            ==== ==========       =========         =========        ===========

                                    1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004        7.869183          8.356218        11,743.6700
   01/01/2005                             to  12/31/2005        8.356218          8.628835         4,589.0843
   01/01/2006                             to  12/31/2006        8.628835          9.157247         4,954.7569
=============                            ==== ==========       =========         =========       ============
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
  (FORMERLY DREYFUS VIF - APPRECIATION SUB-ACCOUNT (SERVICE SHARES))
   10/30/2002                             to  12/31/2002        7.422494          7.238554         2,980.6990
   01/01/2003                             to  12/31/2003        7.238554          8.624669         3,261.9098
   01/01/2004                             to  04/30/2004        8.624669          8.667666         3,293.1986
=============                            ==== ==========       =========         =========       ============
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
  (FORMERLY DREYFUS VIF - DISCIPLINED STOCK SUB-ACCOUNT (SERVICE SHARES))
   10/30/2002                             to  12/31/2002        6.171136          5.996300            11.3608
   01/01/2003                             to  12/31/2003        5.996300          7.291438             0.0000
   01/01/2004                             to  04/30/2004        7.291438          7.202509             0.0000
=============                            ==== ==========       =========         =========       ============
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
  (FORMERLY MFS (Reg. TM) RESEARCH SUB-ACCOUNT (SERVICE CLASS))
   10/30/2002                             to  12/31/2002        8.154526          8.045246         1,106.4435
   01/01/2003                             to  12/31/2003        8.045246          9.866625         1,168.8913
   01/01/2004                             to  04/30/2004        9.866625         10.053375         1,168.8913
=============                            ==== ==========       =========         =========       ============
 PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
   10/30/2002                             to  12/31/2002       11.140421         11.355362        51,024.5764
   01/01/2003                             to  12/31/2003       11.355362         11.679662       103,151.6902
   01/01/2004                             to  12/31/2004       11.679662         12.090485       108,382.5282
   01/01/2005                             to  12/31/2005       12.090485         12.190831        96,239.4683
   01/01/2006                             to  12/31/2006       12.190831         12.564918        84,956.6688
=============                            ==== ==========       =========         =========       ============
 MET/PUTNAM CAPITAL OPPORTUNITIES SUB-ACCOUNT (CLASS B)
   10/30/2002                             to  12/31/2002       10.848819         11.082847           226.1868
   01/01/2003                             to  12/31/2003       11.082847         14.019403         1,040.2674
   01/01/2004                             to  12/31/2004       14.019403         16.357674         1,035.9969
   01/01/2005                             to  12/31/2005       16.357674         17.709541             0.0000
   01/01/2006                             to  12/31/2006       17.709541         20.017152             0.0000
=============                            ==== ==========       =========         =========       ============
 T. ROWE PRICE MID-CAP GROWTH SUB-ACCOUNT (CLASS A)
   05/01/2004                             to  12/31/2004        6.336384          7.192372         1,634.2554
   01/01/2005                             to  12/31/2005        7.192372          8.147300           269.5515
   01/01/2006                             to  12/31/2006        8.147300          8.561663           254.0254
=============                            ==== ==========       =========         =========       ============
 T. ROWE PRICE MID-CAP GROWTH SUB-ACCOUNT (CLASS A)
  (FORMERLY INVESCO VIF - DYNAMICS SUB-ACCOUNT)
   10/30/2002                             to  12/31/2002        4.904521          4.836232         2,100.8587
   01/01/2003                             to  12/31/2003        4.836232          6.572879         2,410.8440
   01/01/2004                             to  04/30/2004        6.572879          6.709481         2,425.2225
=============                            ==== ==========       =========         =========       ============

                                    1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 T. ROWE PRICE MID-CAP GROWTH SUB-ACCOUNT (CLASS B)
   10/30/2002                             to  12/31/2002        4.587918          4.545270         1,303.5603
   01/01/2003                             to  12/31/2003        4.545270          6.124338        38,932.7802
   01/01/2004                             to  12/31/2004        6.124338          7.115346        41,832.8542
   01/01/2005                             to  12/31/2005        7.115346          8.043025        37,015.6615
   01/01/2006                             to  12/31/2006        8.043025          8.420410        28,999.0937
=============                            ==== ==========       =========         =========        ===========
 THIRD AVENUE SMALL CAP VALUE SUB-ACCOUNT (CLASS A)
   05/01/2005                             to  12/31/2005       13.852441         16.432461             0.0000
   01/01/2006                             to  12/31/2006       16.432461         18.373348             0.0000
=============                            ==== ==========       =========         =========        ===========
 THIRD AVENUE SMALL CAP VALUE SUB-ACCOUNT (CLASS A)
  (FORMERLY SVS DREMAN SMALL CAP VALUE SUB-ACCOUNT (SERIES II))
   10/30/2002                             to  12/31/2002       10.262878         10.564399         4,730.8711
   01/01/2003                             to  12/31/2003       10.564399         14.796272         4,720.8711
   01/01/2004                             to  12/31/2004       14.796272         18.387501         4,840.1886
   01/01/2005                             to  04/30/2005       18.387501         17.270453             0.0000
=============                            ==== ==========       =========         =========        ===========
 THIRD AVENUE SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       11.987410         14.321488         4,856.2263
   01/01/2005                             to  12/31/2005       14.321488         16.308935         4,334.0489
   01/01/2006                             to  12/31/2006       16.308935         18.194563         4,797.1456
=============                            ==== ==========       =========         =========        ===========
 THIRD AVENUE SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
  (FORMERLY ALLIANCE BERNSTEIN VPS SMALL CAP VALUE SUB-ACCOUNT (CLASS B))
   10/30/2002                             to  12/31/2002        9.650012         10.244108            10.0000
   01/01/2003                             to  12/31/2003       10.244108         14.232675             0.0000
   01/01/2004                             to  04/30/2004       14.232675         14.431880             0.0000
=============                            ==== ==========       =========         =========        ===========
 VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005        9.998849         10.475896         2,416.1290
   01/01/2006                             to  12/31/2006       10.475896         11.989012         2,580.3993
=============                            ==== ==========       =========         =========        ===========
 VAN KAMPEN MID-CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY LORD ABBETT GROWTH OPPORTUNITIES SUB-ACCOUNT (CLASS B))
   10/30/2002                             to  12/31/2002        6.852817          6.573580         1,818.1465
   01/01/2003                             to  12/31/2003        6.573580          8.796747         6,069.1032
   01/01/2004                             to  12/31/2004        8.796747          9.753649         7,507.6464
   01/01/2005                             to  12/31/2005        9.753649         10.059071         2,865.3746
   01/01/2006                             to  12/31/2006       10.059071         10.749914         2,859.5128
=============                            ==== ==========       =========         =========        ===========
 METROPOLITAN SERIES FUND, INC.
 BLACKROCK BOND INCOME SUB-ACCOUNT (CLASS B)
   11/19/2004                             to  12/31/2004       44.822579         44.856392             0.0000
   01/01/2005                             to  12/31/2005       44.856392         45.187527            33.1922
   01/01/2006                             to  12/31/2006       45.187527         46.404498           161.9672
=============                            ==== ==========       =========         =========        ===========
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MONEY MARKET SUB-ACCOUNT (CLASS B))
   05/01/2005                             to  12/31/2005        9.962131         10.067108         1,506.1577
   01/01/2006                             to  12/31/2006       10.067108         10.379339         1,528.5288
=============                            ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 BLACKROCK STRATEGIC VALUE SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       16.111298         18.125728             0.0000
  01/01/2005    to  12/31/2005       18.125728         18.573296             0.0000
  01/01/2006    to  12/31/2006       18.573296         21.327353             0.0000
============   ==== ==========       =========         =========        ===========
 CAPITAL GUARDIAN U.S. EQUITY SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        7.676069          7.816345         4,833.6752
  01/01/2003    to  12/31/2003        7.816345         10.593988         7,740.3150
  01/01/2004    to  12/31/2004       10.593988         11.387381        29,109.0023
  01/01/2005    to  12/31/2005       11.387381         11.847505        19,939.7766
  01/01/2006    to  12/31/2006       11.847505         12.832183         5,733.2526
============   ==== ==========       =========         =========        ===========
 DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
  10/30/2002    to  12/31/2002        8.295268          8.357717         1,879.7995
  01/01/2003    to  12/31/2003        8.357717         10.774657        51,132.3303
  01/01/2004    to  12/31/2004       10.774657         11.914458        62,017.0154
  01/01/2005    to  12/31/2005       11.914458         12.940186        55,913.7510
  01/01/2006    to  12/31/2006       12.940186         14.599039        44,108.4589
============   ==== ==========       =========         =========        ===========
 FI INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B)
  (FORMERLY PUTNAM INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B))
  05/01/2003    to  12/31/2003       10.000000         12.622994        27,935.8107
  01/01/2004    to  12/31/2004       12.622994         14.684894        26,584.1235
  01/01/2005    to  12/31/2005       14.684894         17.028072        21,458.2870
  01/01/2006    to  12/31/2006       17.028072         19.516872        14,793.0023
============   ==== ==========       =========         =========        ===========
 FRANKLIN TEMPLETON SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        8.810810          9.755269             0.0000
  01/01/2005    to  12/31/2005        9.755269         10.042441         3,618.3152
  01/01/2006    to  12/31/2006       10.042441         10.865781         1,512.4122
============   ==== ==========       =========         =========        ===========
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        9.642010         10.479270             0.0000
  01/01/2005    to  12/31/2005       10.479270         11.732904         3,331.0108
  01/01/2006    to  12/31/2006       11.732904         11.862235         5,886.8681
============   ==== ==========       =========         =========        ===========
 METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005       10.894299         11.701349         1,030.7293
  01/01/2006    to  12/31/2006       11.701349         13.294095         1,029.1218
============   ==== ==========       =========         =========        ===========
 METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)
  (FORMERLY DREYFUS STOCK INDEX FUND SUB-ACCOUNT (SERVICE SHARES))
  10/30/2002    to  12/31/2002        6.160867          6.085947            11.3169
  01/01/2003    to  12/31/2003        6.085947          7.685052             0.0000
  01/01/2004    to  12/31/2004        7.685052          8.362426             0.0000
  01/01/2005    to  04/30/2005        8.362426          7.978882             0.0000
============   ==== ==========       =========         =========        ===========

                                    1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 MFS (Reg. TM) INVESTORS TRUST SUB-ACCOUNT (CLASS B)
   10/30/2002                             to  12/31/2002        8.464558          8.286021           590.0408
   01/01/2003                             to  12/31/2003        8.286021          9.930208        40,205.3399
   01/01/2004                             to  12/31/2004        9.930208         10.885772        42,116.9312
   01/01/2005                             to  12/31/2005       10.885772         11.475744        32,031.0536
   01/01/2006                             to  04/30/2006       11.475744         11.993749             0.0000
=============                            ==== ==========       =========         =========        ===========
 MFS (Reg. TM) INVESTORS TRUST SUB-ACCOUNT (CLASS B)
  (FORMERLY MFS (Reg. TM) RESEARCH MANAGERS SUB-ACCOUNT (CLASS B))
   05/01/2003                             to  12/31/2003       10.000000         11.829026             0.0000
   01/01/2004                             to  04/30/2004       11.829026         12.045271             0.0000
=============                            ==== ==========       =========         =========        ===========
 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SUB-ACCOUT (CLASS B)
  (FORMERLY MFS (Reg. TM) STRATEGIC INCOME SUB-ACCOUNT (SERVICE CLASS))
   10/30/2002                             to  12/31/2002       11.318604         11.671485           229.9644
   01/01/2003                             to  12/31/2003       11.671485         12.671349         4,701.2072
   01/01/2004                             to  04/30/2004       12.671349         12.638233         4,821.3442
=============                            ==== ==========       =========         =========        ===========
 T. ROWE PRICE LARGE CAP SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       11.166965         12.100728         4,659.0693
   01/01/2005                             to  12/31/2005       12.100728         12.688022         4,320.5788
   01/01/2006                             to  12/31/2006       12.688022         14.123929        10,872.6315
=============                            ==== ==========       =========         =========        ===========
 T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY MFS (Reg. TM) EMERGING GROWTH SUB-ACCOUNT (SERVICE CLASS))
   10/30/2002                             to  12/31/2002        8.062620          7.806484             6.8140
   01/01/2003                             to  12/31/2003        7.806484         10.002331         1,095.3154
   01/01/2004                             to  04/30/2004       10.002331         10.208412         1,095.3154
=============                            ==== ==========       =========         =========        ===========
 T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY VIP GROWTH SUB-ACCOUNT (SERVICE CLASS 2))
   10/30/2002                             to  12/31/2002        8.861055          8.668190           756.5410
   01/01/2003                             to  12/31/2003        8.668190         11.329334         6,494.9214
   01/01/2004                             to  12/31/2004       11.329334         11.520218        11,971.8736
   01/01/2005                             to  12/31/2005       11.520218         11.985630        14,947.7367
   01/01/2006                             to  04/30/2006       11.985630         12.521875        15,151.7332
=============                            ==== ==========       =========         =========        ===========
 T. ROWE PRICE SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       12.381520         13.200126         7,085.8711
   01/01/2005                             to  12/31/2005       13.200126         14.411949         5,536.1217
   01/01/2006                             to  12/31/2006       14.411949         14.727785         4,871.9940
=============                            ==== ==========       =========         =========        ===========
 T. ROWE PRICE SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY FRANKLIN SMALL CAP SUB-ACCOUNT (CLASS 2))
   10/30/2002                             to  12/31/2002        8.354841          8.578154           559.9834
   01/01/2003                             to  12/31/2003        8.578154         11.609599         3,851.6981
   01/01/2004                             to  04/30/2004       11.609599         11.828180         6,767.9970
=============                            ==== ==========       =========         =========        ===========
 WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       18.657531         19.779469         3,274.9371
   01/01/2005                             to  12/31/2005       19.779469         20.004902         2,540.8205
   01/01/2006                             to  12/31/2006       20.004902         20.679426         2,659.3936
=============                            ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 PIMCO VARIABLE INSURANCE TRUST
 PIMCO VIT HIGH YIELD SUB-ACCOUNT (ADMINISTRATIVE CLASS)
  10/30/2002    to  12/31/2002        8.940923          9.698219          829.3200
  01/01/2003    to  12/31/2003        9.698219         11.756845          878.9077
  01/01/2004    to  12/31/2004       11.756845         12.701643        1,203.8552
  01/01/2005    to  12/31/2005       12.701643         13.042286        2,192.6704
  01/01/2006    to  12/31/2006       13.042286         14.032539        1,725.3528
============   ==== ==========       =========         =========        ==========
 PIMCO VIT LOW DURATION SUB-ACCOUNT (ADMINISTRATIVE CLASS)
  10/30/2002    to  12/31/2002       11.857230         11.980090          433.4490
  01/01/2003    to  12/31/2003       11.980090         12.091203        2,134.1181
  01/01/2004    to  12/31/2004       12.091203         12.141475        5,359.3176
  01/01/2005    to  12/31/2005       12.141475         12.094474        3,806.0255
  01/01/2006    to  12/31/2006       12.094474         12.401200        3,912.6951
============   ==== ==========       =========         =========        ==========
 PIMCO VIT STOCKPLUS GROWTH AND INCOME SUB-ACCOUNT (ADMINISTRATIVE CLASS)
  10/30/2002    to  12/31/2002        6.388952          6.379619          559.8096
  01/01/2003    to  12/31/2003        6.379619          8.202163          548.5635
  01/01/2004    to  12/31/2004        8.202163          8.962166          553.6449
  01/01/2005    to  12/31/2005        8.962166          9.146194            0.0000
  01/01/2006    to  12/31/2006        9.146194         10.363197            0.0000
============   ==== ==========       =========         =========        ==========
 PIMCO VIT TOTAL RETURN SUB-ACCOUNT (ADMINISTRATIVE CLASS)
  10/30/2002    to  12/31/2002       12.008500         12.362084            9.1929
  01/01/2003    to  12/31/2003       12.362084         12.806587            0.0000
  01/01/2004    to  12/31/2004       12.806587         13.240421            0.0000
  01/01/2005    to  12/31/2005       13.240421         13.377174            0.0000
  01/01/2006    to  12/31/2006       13.377174         13.699800            0.0000
============   ==== ==========       =========         =========        ==========
 PUTNAM VARIABLE TRUST
 PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT (CLASS IB SHARES)
  10/30/2002    to  12/31/2002        8.875915          8.965451            8.2108
  01/01/2003    to  12/31/2003        8.965451         11.261659            0.0000
  01/01/2004    to  12/31/2004       11.261659         12.338602            0.0000
  01/01/2005    to  12/31/2005       12.338602         12.803698            0.0000
  01/01/2006    to  12/31/2006       12.803698         14.635138            0.0000
============   ==== ==========       =========         =========        ==========
 PUTNAM VT VISTA SUB-ACCOUNT (CLASS IB SHARES)
  10/30/2002    to  12/31/2002        7.772600          7.552586            7.3976
  01/01/2003    to  12/31/2003        7.552586          9.917688            0.0000
  01/01/2004    to  12/31/2004        9.917688         11.599128            0.0000
  01/01/2005    to  12/31/2005       11.599128         12.827966            0.0000
  01/01/2006    to  12/31/2006       12.827966         13.339755            0.0000
============   ==== ==========       =========         =========        ==========

                                    1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 DWS VARIABLE SERIES II
 DWS GOVERNMENT AND AGENCY SECURITIES VIP SUB-ACCOUNT (SERIES II)
   10/30/2002                             to  12/31/2002       12.953306         13.044457             8.4617
   01/01/2003                             to  12/31/2003       13.044457         13.153468             0.0000
   01/01/2004                             to  12/31/2004       13.153468         13.456753             0.0000
   01/01/2005                             to  12/31/2005       13.456753         13.611711             0.0000
   01/01/2006                             to  12/31/2006       13.611711         13.981782             0.0000
=============                            ==== ==========       =========         =========        ===========
 DWS SMALL CAP GROWTH VIP SUB-ACCOUNT (SERIES II)
   10/30/2002                             to  12/31/2002        6.190492          6.286321             8.7533
   01/01/2003                             to  12/31/2003        6.286321          8.241190             0.0000
   01/01/2004                             to  12/31/2004        8.241190          9.022074             0.0000
   01/01/2005                             to  12/31/2005        9.022074          9.526020             0.0000
   01/01/2006                             to  12/31/2006        9.526020          9.888667             0.0000
=============                            ==== ==========       =========         =========        ===========
 MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM
 METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT (CLASS B)
   05/01/2006                             to  12/31/2006       10.634052         11.159705             0.0000
=============                            ==== ==========       =========         =========        ===========
 METLIFE MODERATE STRATEGY SUB-ACCOUNT (CLASS B)
   05/01/2006                             to  12/31/2006       11.045054         11.605616             0.0000
=============                            ==== ==========       =========         =========        ===========
 MET INVESTORS SERIES TRUST - GALLATIN ASSET ALLOCATION PROGRAM
 STRATEGIC CONSERVATIVE GROWTH SUB-ACCOUNT (CLASS B)
   11/01/2006                             to  12/31/2006        9.949616         10.236515        50,458.0147
=============                            ==== ==========       =========         =========        ===========
 STRATEGIC GROWTH SUB-ACCOUNT (CLASS B)
   11/01/2006                             to  12/31/2006        9.929616         10.314193         4,513.7159
=============                            ==== ==========       =========         =========        ===========
 STRATEGIC GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
   11/01/2006                             to  12/31/2006        9.959616         10.200224        49,468.0010
=============                            ==== ==========       =========         =========        ===========

The following charts list the Condensed Financial Information (the accumulation unit value information for the accumulation units outstanding) for contracts issued as of December 31, 2006. See "Purchase - Accumulation Units" in the prospectus for information on how accumulation unit values are calculated. The charts present accumulation unit values based upon which riders you select. The charts are in addition to the charts in the prospectus.



CLASS B





                                    1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 AMERICAN FUNDS INSURANCE SERIES
 AMERICAN FUNDS GLOBAL GROWTH SUB-ACCOUNT (CLASS 2)
   11/13/2006                             to  12/31/2006       24.995714         25.896824             0.0000
=============                            ==== ==========       =========         =========        ===========
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 TEMPLETON FOREIGN SECURITIES SUB-ACCOUNT (CLASS 2)
   10/30/2002                             to  12/31/2002        7.033947          7.161705         1,241.6644
   01/01/2003                             to  12/31/2003        7.161705          9.337160         5,811.1764
   01/01/2004                             to  12/31/2004        9.337160         10.912970        11,300.8540
   01/01/2005                             to  12/31/2005       10.912970         11.856027        10,006.3307
   01/01/2006                             to  12/31/2006       11.856027         14.198986        11,311.8897
=============                            ==== ==========       =========         =========        ===========
 MET INVESTORS SERIES TRUST
 J.P. MORGAN ENHANCED INDEX SUB-ACCOUNT (CLASS B)
   10/30/2002                             to  12/31/2002       12.816193         12.656819           189.0536
   01/01/2003                             to  04/24/2003       12.656819         13.147480           183.5781
=============                            ==== ==========       =========         =========        ===========
 J.P. MORGAN INTERNATIONAL EQUITY SUB-ACCOUNT (CLASS B)
   10/30/2002                             to  12/31/2002        8.519355          8.654755           307.6857
   01/01/2003                             to  04/24/2003        8.654755          8.409175           299.2623
=============                            ==== ==========       =========         =========        ===========
 J.P. MORGAN QUALITY BOND SUB-ACCOUNT (CLASS B)
   10/30/2002                             to  12/31/2002       14.083922         14.351445         2,499.9856
   01/01/2003                             to  12/31/2003       14.351445         14.683714        31,834.2260
   01/01/2004                             to  11/19/2004       14.683714         15.066905        37,054.3843
=============                            ==== ==========       =========         =========        ===========
 J.P. MORGAN SELECT EQUITY SUB-ACCOUNT (CLASS B)
   10/30/2002                             to  12/31/2002       11.455383         11.496546         1,916.7875
   01/01/2003                             to  12/31/2003       11.496546         15.100620         2,346.0208
   01/01/2004                             to  11/19/2004       15.100620         16.257944         2,426.8073
=============                            ==== ==========       =========         =========        ===========
 LEGG MASON VALUE EQUITY SUB-ACCOUNT (CLASS B)
  (FORMERLY METROPOLITAN SERIES FUND, INC. - MFS (Reg. TM) INVESTORS TRUST SUB-ACCOUNT (CLASS B))
   10/30/2002                             to  12/31/2002        8.464558          8.286021           590.0408
   01/01/2003                             to  12/31/2003        8.286021          9.930208        40,205.3399
   01/01/2004                             to  12/31/2004        9.930208         10.885772        42,116.9312
   01/01/2005                             to  12/31/2005       10.885772         11.475744        32,031.0536
   01/01/2006                             to  04/30/2006       11.475744         11.993749             0.0000
=============                            ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 LORD ABBETT AMERICA'S VALUE SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003       10.000000         11.992867         2,862.9451
  01/01/2004    to  12/31/2004       11.992867         13.922739         2,848.1289
  01/01/2005    to  12/31/2005       13.922739         14.271853             0.0000
  01/01/2006    to  12/31/2006       14.271853         16.150224             0.0000
============   ==== ==========       =========         =========        ===========
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002       13.064969         13.705136         5,661.9526
  01/01/2003    to  12/31/2003       13.705136         16.103871        20,561.1636
  01/01/2004    to  12/31/2004       16.103871         17.176230        18,511.1512
  01/01/2005    to  12/31/2005       17.176230         17.191034        28,047.0600
  01/01/2006    to  12/31/2006       17.191034         18.503458        23,869.5039
============   ==== ==========       =========         =========        ===========
 LORD ABBETT DEVELOPING GROWTH SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        7.331147          7.412032           391.9936
  01/01/2003    to  04/25/2003        7.412032          7.526499           382.4384
============   ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS A)
  05/01/2004    to  12/31/2004       43.409333         48.171871           120.7444
  01/01/2005    to  12/31/2005       48.171871         49.250312           120.6086
  01/01/2006    to  12/31/2006       49.250312         57.322718           126.3117
============   ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002       33.126810         33.421284         4,234.4157
  01/01/2003    to  12/31/2003       33.421284         43.085314         8,105.9118
  01/01/2004    to  12/31/2004       43.085314         47.857828        10,963.9496
  01/01/2005    to  12/31/2005       47.857828         48.795052         5,284.7123
  01/01/2006    to  12/31/2006       48.795052         56.676303         4,392.7837
============   ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  (FORMERLY AIM V.I.PREMIER EQUITY SUB-ACCOUNT (SERIES II))
  10/30/2002    to  12/31/2002        4.843708          4.745813            16.2224
  01/01/2003    to  12/31/2003        4.745813          5.841895         1,019.9771
  01/01/2004    to  04/30/2004        5.841895          5.728458         1,302.7536
============   ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  (FORMERLY (FRANKLIN TEMPLETON) MUTUAL SHARES SECURITIES SUB-ACCOUNT (CLASS 2))
  10/30/2002    to  12/31/2002       10.547551         10.637552         1,429.2905
  01/01/2003    to  12/31/2003       10.637552         13.127728         2,652.1903
  01/01/2004    to  04/30/2004       13.127728         13.339526         2,795.0396
============   ==== ==========       =========         =========        ===========
 LORD ABBETT MID CAP VALUE SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002       14.919694         15.565227        11,127.7626
  01/01/2003    to  12/31/2003       15.565227         19.320918        26,931.0387
  01/01/2004    to  12/31/2004       19.320918         23.719979        30,430.0924
  01/01/2005    to  12/31/2005       23.719979         25.273416        15,839.0992
  01/01/2006    to  12/31/2006       25.273416         27.957521        12,724.3942
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        7.219350          7.289280         1,896.2515
  01/01/2003    to  12/31/2003        7.289280          9.491245         3,868.1930
  01/01/2004    to  12/31/2004        9.491245         11.189560         9,254.3834
  01/01/2005    to  12/31/2005       11.189560         12.850864         7,396.7334
  01/01/2006    to  12/31/2006       12.850864         16.047013         4,180.7119
============   ==== ==========       =========         =========        ===========
 MONEY MARKET SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002       10.131401         10.122875           876.9102
  01/01/2003    to  12/31/2003       10.122875         10.025490         9,585.7913
  01/01/2004    to  12/31/2004       10.025490          9.949131         1,143.9346
  01/01/2005    to  04/30/2005        9.949131          9.962144             0.0000
============   ==== ==========       =========         =========        ===========
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        7.946876          8.628835         4,589.0843
  01/01/2006    to  12/31/2006        8.628835          9.157247         4,954.7569
============   ==== ==========       =========         =========        ===========
 PIONEER FUND SUB-ACCOUNT (CLASS A)
  05/01/2006    to  12/31/2006       18.232687         19.692996             0.0000
============   ==== ==========       =========         =========        ===========
 PIONEER MID-CAP VALUE SUB-ACCOUNT (CLASS A)
  05/01/2006    to  12/31/2006       11.399082         12.073431             0.0000
============   ==== ==========       =========         =========        ===========
 PIONEER STRATEGIC INCOME SUB-ACCOUNT (CLASS A)
  05/01/2006    to  12/31/2006       18.498247         19.215033             0.0000
============   ==== ==========       =========         =========        ===========
 MET/PUTNAM CAPITAL OPPORTUNITIES SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002       10.848819         11.082847           226.1868
  01/01/2003    to  12/31/2003       11.082847         14.019403         1,040.2674
  01/01/2004    to  12/31/2004       14.019403         16.357674         1,035.9969
  01/01/2005    to  12/31/2005       16.357674         17.709541             0.0000
  01/01/2006    to  12/31/2006       17.709541         20.017152             0.0000
============   ==== ==========       =========         =========        ===========
 T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       11.166965         12.100728         4,659.0693
  01/01/2005    to  12/31/2005       12.100728         12.688022         4,320.5788
  01/01/2006    to  12/31/2006       12.688022         14.123929        10,872.6315
============   ==== ==========       =========         =========        ===========
 T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT (CLASS 2))
  10/30/2002    to  12/31/2002       10.248734         10.077786         2,406.5256
  01/01/2003    to  12/31/2003       10.077786         12.615636         1,473.9140
  01/01/2004    to  04/30/2004       12.615636         12.630169         1,463.6292
============   ==== ==========       =========         =========        ===========
 T. ROWE PRICE MID CAP GROWTH SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        4.587918          4.545270         1,303.5603
  01/01/2003    to  12/31/2003        4.545270          6.124338        38,932.7802
  01/01/2004    to  12/31/2004        6.124338          7.115346        41,832.8542
  01/01/2005    to  12/31/2005        7.115346          8.043025        37,015.6615
  01/01/2006    to  12/31/2006        8.043025          8.420410        28,999.0937
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 T. ROWE PRICE SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       12.381520         13.200126         7,085.8711
  01/01/2005    to  12/31/2005       13.200126         14.411949         5,536.1217
  01/01/2006    to  12/31/2006       14.411949         14.727785         4,871.9940
============   ==== ==========       =========         =========        ===========
 VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        9.998849         10.475896         2,416.1290
  01/01/2006    to  12/31/2006       10.475896         11.989012         2,580.3993
============   ==== ==========       =========         =========        ===========
 VAN KAMPEN MID-CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY LORD ABBETT GROWTH OPPORTUNITIES SUB-ACCOUNT (CLASS B))
  10/30/2002    to  12/31/2002        6.852817          6.573580         1,818.1465
  01/01/2003    to  12/31/2003        6.573580          8.796747         6,069.1032
  01/01/2004    to  12/31/2004        8.796747          9.753649         7,507.6464
  01/01/2005    to  12/31/2005        9.753649         10.059071         2,865.3746
  01/01/2006    to  12/31/2006       10.059071         10.749914         2,859.5128
============   ==== ==========       =========         =========        ===========
 METROPOLITAN SERIES FUND, INC.
 BLACKROCK BOND INCOME SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005       44.994946         45.187527            33.1922
  01/01/2006    to  12/31/2006       45.187527         46.404498           161.9672
============   ==== ==========       =========         =========        ===========
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MONEY MARKET SUB-ACCOUNT (CLASS B))
  05/01/2005    to  12/31/2005        9.962131         10.067108         1,506.1577
  01/01/2006    to  12/31/2006       10.067108         10.379339         1,528.5288
============   ==== ==========       =========         =========        ===========
 CAPITAL GUARDIAN U.S. EQUITY SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        7.676069          7.816345         4,833.6752
  01/01/2003    to  12/31/2003        7.816345         10.593988         7,740.3150
  01/01/2004    to  12/31/2004       10.593988         11.387381        29,109.0023
  01/01/2005    to  12/31/2005       11.387381         11.847505        19,939.7766
  01/01/2006    to  12/31/2006       11.847505         12.832183         5,733.2526
============   ==== ==========       =========         =========        ===========
 DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
  10/30/2002    to  12/31/2002        8.295268          8.357717         1,879.7995
  01/01/2003    to  12/31/2003        8.357717         10.774657        51,132.3303
  01/01/2004    to  12/31/2004       10.774657         11.914458        62,017.0154
  01/01/2005    to  12/31/2005       11.914458         12.940186        55,913.7510
  01/01/2006    to  12/31/2006       12.940186         14.599039        44,108.4589
============   ==== ==========       =========         =========        ===========
 FI INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B)
  (FORMERLY PUTNAM INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B))
  05/01/2003    to  12/31/2003       10.000000         12.622994        27,935.8107
  01/01/2004    to  12/31/2004       12.622994         14.684894        26,584.1235
  01/01/2005    to  12/31/2005       14.684894         17.028072        21,458.2870
  01/01/2006    to  12/31/2006       17.028072         19.516872        14,793.0023
============   ==== ==========       =========         =========        ===========
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        9.767628         11.732904         3,331.0108
  01/01/2006    to  12/31/2006       11.732904         11.862235         5,886.8681
============   ==== ==========       =========         =========        ===========

                                    1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY MET/PUTNAM VOYAGER SUB-ACCOUNT (CLASS B))
   05/01/2003                             to  12/31/2003       10.000000         11.731978            0.0000
   01/01/2004                             to  12/31/2004       11.731978         12.108329            0.0000
   01/01/2005                             to  04/30/2005       12.108329         11.137070            0.0000
=============                            ==== ==========       =========         =========        ==========
 MFS (Reg. TM) TOTAL RETURN SUB-ACCOUNT (CLASS B)
   05/01/2002                             to  12/31/2002       10.000000          9.123353          288.6972
   01/01/2003                             to  12/31/2003        9.123353         10.501575        1,732.9316
   01/01/2004                             to  12/31/2004       10.501575         11.493282        2,053.4547
   01/01/2005                             to  12/31/2005       11.493282         11.657051        1,580.7692
   01/01/2006                             to  12/31/2006       11.657051         12.867217        1,580.4625
=============                            ==== ==========       =========         =========        ==========
 OPPENHEIMER GLOBAL EQUITY SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005       14.365585         16.824885            0.0000
   01/01/2006                             to  12/31/2006       16.824885         19.304552            0.0000
=============                            ==== ==========       =========         =========        ==========
 PUTNAM VARIABLE TRUST
 PUTNAM VT EQUITY INCOME SUB-ACCOUNT (CLASS B)
   05/01/2003                             to  12/31/2003       10.000000         12.037577        2,812.0988
   01/01/2004                             to  12/31/2004       12.037577         13.272548        2,807.3588
   01/01/2005                             to  12/31/2005       13.272548         13.809168            0.0000
   01/01/2006                             to  12/31/2006       13.809168         16.183832            0.0000
=============                            ==== ==========       =========         =========        ==========
 PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT (CLASS IB)
   10/30/2002                             to  12/31/2002        8.875915          8.965451            8.2108
   01/01/2003                             to  12/31/2003        8.965451         11.261659            0.0000
   01/01/2004                             to  12/31/2004       11.261659         12.338602            0.0000
   01/01/2005                             to  12/31/2005       12.338602         12.803698            0.0000
   01/01/2006                             to  12/31/2006       12.803698         14.635138            0.0000
=============                            ==== ==========       =========         =========        ==========
 MET INVESTORS SERIES TRUST - ASSET ALLOCATION PROGRAM (CLASS B)
 METLIFE AGGRESSIVE STRATEGY SUB-ACCOUNT
   05/01/2006                             to  12/31/2006       12.455111         13.042619            0.0000
=============                            ==== ==========       =========         =========        ==========
 METLIFE BALANCED STRATEGY SUB-ACCOUNT
   05/01/2006                             to  12/31/2006       11.514026         12.126242            0.0000
=============                            ==== ==========       =========         =========        ==========
 METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT
   05/01/2006                             to  12/31/2006       10.634052         11.159705            0.0000
=============                            ==== ==========       =========         =========        ==========
 METLIFE GROWTH STRATEGY SUB-ACCOUNT
   05/01/2006                             to  12/31/2006       12.132810         12.785659            0.0000
=============                            ==== ==========       =========         =========        ==========
 METLIFE MODERATE STRATEGY SUB-ACCOUNT
   05/01/2006                             to  12/31/2006       11.045054         11.605616            0.0000
=============                            ==== ==========       =========         =========        ==========

FINANCIAL STATEMENTS



The financial statements of the Separate Account, the Company and General American Life Insurance Company are included herein.


The financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.


The financial statements of General American Life Insurance Company are included because for contracts issued on or before December 31, 2002, General American Life Insurance Company agreed to ensure that the Company will have sufficient funds to meet its obligations under the contracts.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

   FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                      AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of First MetLife Investors Insurance Company

We have audited the accompanying balance sheets of First MetLife Investors Insurance Company (the "Company") as of December 31, 2006 and 2005, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of First MetLife Investors Insurance Company at December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts as required by accounting guidance which the Company adopted on January 1, 2004.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
April 11, 2007

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                 2006         2005
                                                              ----------   ----------
ASSETS
INVESTMENTS:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $106,439 and $169,906,
     respectively)..........................................  $  107,110   $  170,467
  Mortgage loans on real estate.............................      14,292        7,834
  Short-term investments....................................      14,146        6,649
                                                              ----------   ----------
          Total investments.................................     135,548      184,950
Cash and cash equivalents...................................      29,642        6,307
Accrued investment income...................................       1,357        1,977
Premiums and other receivables..............................     628,893      577,052
Deferred policy acquisition costs and value of business
  acquired..................................................      78,931       41,017
Current income tax receivable...............................      17,897           --
Deferred income tax receivable..............................          --        2,324
Other assets................................................      52,138       21,677
Separate account assets.....................................   1,265,756      676,597
                                                              ----------   ----------
          Total assets......................................  $2,210,162   $1,511,901
                                                              ==========   ==========


LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits....................................  $   13,861   $    5,915
  Policyholder account balances.............................     751,043      733,095
  Other policyholder funds..................................       1,759        1,688
  Current income tax payable................................          --            2
  Deferred income tax liability.............................      18,866           --
  Other liabilities.........................................      15,781        8,297
  Separate account liabilities..............................   1,265,756      676,597
                                                              ----------   ----------
          Total liabilities.................................   2,067,066    1,425,594
                                                              ----------   ----------
CONTINGENCIES AND GUARANTEES (NOTE 8)

STOCKHOLDER'S EQUITY:
Common stock, par value $10 per share; 200,000 shares
  authorized, issued and outstanding........................       2,000        2,000
Additional paid-in capital..................................     119,819       70,921
Retained earnings...........................................      20,925       13,140
Accumulated other comprehensive income......................         352          246
                                                              ----------   ----------
          Total stockholder's equity........................     143,096       86,307
                                                              ----------   ----------
          Total liabilities and stockholder's equity........  $2,210,162   $1,511,901
                                                              ==========   ==========

                See accompanying notes to financial statements.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                              STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN THOUSANDS)

                                                               2006      2005      2004
                                                              -------   -------   -------
REVENUES
Premiums....................................................  $ 9,102   $ 2,026   $   383
Universal life and investment-type product policy fees......   19,249    11,771     5,110
Net investment income.......................................    9,606     9,499     9,533
Other revenues..............................................   24,453    25,303    24,466
Net investment gains (losses)...............................   (1,447)   (1,694)    1,126
                                                              -------   -------   -------
          Total revenues....................................   60,963    46,905    40,618
                                                              -------   -------   -------
EXPENSES
Policyholder benefits and claims............................    8,095     2,033     2,465
Interest credited to policyholder account balances..........   31,372    30,741    26,065
Other expenses..............................................   11,093     6,368    12,439
                                                              -------   -------   -------
          Total expenses....................................   50,560    39,142    40,969
                                                              -------   -------   -------
Income (loss) before provision (benefit) for income tax.....   10,403     7,763      (351)
Provision (benefit) for income tax..........................    2,618     2,397      (188)
                                                              -------   -------   -------
Income (loss) before cumulative effect of a change in
  accounting, net of income tax.............................    7,785     5,366      (163)
Cumulative effect of a change in accounting, net of income
  tax.......................................................       --        --        12
                                                              -------   -------   -------
Net income (loss)...........................................  $ 7,785   $ 5,366   $  (151)
                                                              =======   =======   =======

                See accompanying notes to financial statements.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN THOUSANDS)

                                                                            ACCUMULATED
                                                   ADDITIONAL                  OTHER
                                          COMMON    PAID-IN     RETAINED   COMPREHENSIVE
                                          STOCK     CAPITAL     EARNINGS   INCOME (LOSS)    TOTAL
                                          ------   ----------   --------   -------------   --------
Balance at January 1, 2004..............  $2,000    $ 32,721    $ 7,925       $2,188       $ 44,834
Capital contribution -- See Note 9......              10,000                                 10,000
Comprehensive income (loss):
  Net loss..............................                           (151)                       (151)
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                      (1,346)        (1,346)
                                                                                           --------
  Comprehensive income (loss)...........                                                     (1,497)
                                          ------    --------    -------       ------       --------
Balance at December 31, 2004............  2,000       42,721      7,774          842         53,337
Capital contribution -- See Note 9......              28,200                                 28,200
Comprehensive income (loss):
  Net income............................                          5,366                       5,366
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                        (596)          (596)
                                                                                           --------
  Comprehensive income..................                                                      4,770
                                          ------    --------    -------       ------       --------
Balance at December 31, 2005............  2,000       70,921     13,140          246         86,307
Capital contribution -- See Note 9......              30,000                                 30,000
Capital contribution of Intangible
  Asset -- See Note 9...................              18,898                                 18,898
Comprehensive income:
  Net income............................                          7,785                       7,785
  Other comprehensive income:
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                         106            106
                                                                                           --------
  Comprehensive income..................                                                      7,891
                                          ------    --------    -------       ------       --------
Balance at December 31, 2006............  $2,000    $119,819    $20,925       $  352       $143,096
                                          ======    ========    =======       ======       ========

                See accompanying notes to financial statements.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                            STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN THOUSANDS)

                                                              2006        2005        2004
                                                            ---------   ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss).........................................  $   7,785   $   5,366   $    (151)
Adjustments to reconcile net income (loss) to net cash
  used in operating activities:
     Amortization of premiums and accretion of discounts
       associated with investments, net...................        118         563       1,244
     (Gains) losses from sales of investments, net........      1,448       1,738      (1,171)
     Interest credited to policyholder account balances...     31,372      30,741      26,065
     Universal life and investment-type product policy
       fees...............................................    (19,249)    (11,771)     (5,110)
     Change in accrued investment income..................        620         (29)         15
     Change in premiums and other receivables.............    (51,127)    (76,575)   (260,032)
     Change in deferred policy acquisition costs, net.....    (37,860)      2,582     (19,589)
     Change in insurance-related liabilities..............      8,329       6,389         569
     Change in income tax payable.........................      3,234       2,874      (5,372)
     Change in other assets...............................     15,584       7,381       5,131
     Change in other liabilities..........................      7,455     (13,735)     18,315
                                                            ---------   ---------   ---------
Net cash used in operating activities.....................    (32,291)    (44,476)   (240,086)
                                                            ---------   ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities............................    161,929     132,636      89,135
     Mortgage loans on real estate........................        998          67          54
  Purchases of:
     Fixed maturity securities............................   (101,092)   (124,031)   (100,910)
     Mortgage loans on real estate........................     (7,454)         --      (7,955)
  Net change in short-term investments....................     (7,497)       (223)     (3,875)
  Other, net..............................................        (79)          1         (11)
                                                            ---------   ---------   ---------
Net cash provided by (used in) investing activities.......     46,805       8,450     (23,562)
                                                            ---------   ---------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.............................................    638,698     355,337     527,351
     Withdrawals..........................................   (659,877)   (359,559)   (259,116)
  Capital contribution....................................     30,000      28,200      10,000
                                                            ---------   ---------   ---------
Net cash provided by financing activities.................      8,821      23,978     278,235
                                                            ---------   ---------   ---------
Change in cash and cash equivalents.......................     23,335     (12,048)     14,587
Cash and cash equivalents, beginning of year..............      6,307      18,355       3,768
                                                            ---------   ---------   ---------
CASH AND CASH EQUIVALENTS, END OF YEAR....................  $  29,642   $   6,307   $  18,355
                                                            =========   =========   =========
Supplemental disclosures of cash flow information:
  Net cash paid (refunded) during the year for:
     Income tax...........................................  $      --   $  (2,458)  $   2,526
                                                            =========   =========   =========
  Non-cash transactions during the year:
     Contribution of intangible assets, net of deferred
       income tax -- See Note 9...........................  $  18,898   $      --   $      --
                                                            =========   =========   =========

                See accompanying notes to financial statements.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                         NOTES TO FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

BUSINESS

     First MetLife Investors Insurance Company (the "Company"), a New York domiciled life insurance company, is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). On October 1, 2004, the Company was sold from MetLife Investors Insurance Company ("MLIIC"), a wholly-owned subsidiary of MetLife, to MetLife.

     The Company markets and services variable annuities, single premium deferred annuities, immediate annuities, traditional life and universal life products. The Company is licensed to do business in the state of New York. Most of the policies issued present no significant mortality or longevity risk to the Company, but rather represent investment deposits by the policyholders. Life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

BASIS OF PRESENTATION

     Certain amounts in the prior year periods' financial statements have been reclassified to conform with the 2006 presentation.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most critical estimates include those used in determining:

         i) the fair value of investments in the absence of quoted market values;

        ii) investment impairments;

       iii) the recognition of income on certain investments;

        iv) the fair value of and accounting for derivatives;

         v) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the amortization of value of business acquired ("VOBA");

        vi) the liability for future policyholder benefits;

       vii) accounting for income taxes and the valuation of deferred tax assets;

      viii) accounting for reinsurance transactions; and

        ix) the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

Investments

     The Company's investments are in fixed maturity securities, mortgage loans on real estate and short-term investments. The accounting policies related to each are as follows:

     Fixed Maturity Securities. The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

     Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Interest income is recorded as part of net investment income.

     Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

     The cost of fixed maturity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

     The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for six months or greater.

     Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost;
(ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than amortized cost (See also Note 2) ; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

     Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

     Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments and the determination of fair values.

     The determination of the amount of allowances and impairments, as applicable, are described above by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

     The recognition of income on certain investments (e.g., loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The fair values of publicly held fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the financial statements.

     Derivative Financial Instruments. Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is a risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses) or in policyholder benefits and claims for economic hedges of liabilities embedded in certain variable annuity products offered by the Company. The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and measurement of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the financial statements of the Company from that previously reported.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of income within interest income or interest expense to match the location of the hedged item. The Company does not have any fair value hedges.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of income within interest income or interest expense to match the location of the hedged item. The Company does not have any cash flow hedges.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the balance sheet and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income
(loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the financial statements and that their related changes in fair value could materially affect reported net income.

     Cash and Cash Equivalents. The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

     Deferred Policy Acquisition Costs and Value of Business Acquired. The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance and non-participating whole life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

     Sales Inducements. The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

     Goodwill. Goodwill is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair value is determined using a market multiple, a discounted cash flow model, or a cost approach. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

     The Company recognized no impairments of goodwill during the years ended December 31, 2006, 2005 and 2004. Goodwill was $177 thousand as of December 31, 2006 and 2005.

     Liability for Future Policy Benefits and Policyholder Account
Balances. The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance and traditional annuities. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. The interest rate for the aggregate future policy benefit liabilities is approximately 5%.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 5% to 8%.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts as follows:

     - Annuity guaranteed death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitization that may be elected by the contractholder.

     The Company establishes policyholder account balances ("PAB") for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risk associated with GMWB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risk associated with GMAB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     - The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase to liabilities from future policy benefits, negatively affecting net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     PABs relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs are equal to:(i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 2% to 14% less expenses, mortality charges and withdrawals.

     Other Policyholder Funds. Other policyholder funds include policy and contract claims, unearned revenue liabilities and premiums received in advance.

     The liability for policy and contract claims generally relates to incurred but not reported death claims, as well as, claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its term life contracts as premium received in advance and applies the cash received to premiums when due.

     Recognition of Insurance Revenue and Related Benefits. Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Other Revenues. Other revenues primarily include fee income on financial reinsurance treaties. Such fees are recognized in the period in which services are performed.

     Income Taxes. The Company's accounting for income taxes represents management's best estimate of various events and transactions. Effective January 1, 2006, the Company began filing a consolidated Federal income

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

tax return with MetLife's includable affiliates. Prior to 2006, the Company filed a separate U.S. Federal income tax return.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

      (i) future taxable income, exclusive of reversing temporary differences and carryforwards;

      (ii) future reversals of existing taxable temporary differences;

      (iii) taxable income in prior carryback years; and

      (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 7) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events such as changes in tax legislation could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

     Reinsurance. The Company enters into reinsurance transactions as a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid and the liabilities ceded related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid on the reinsurance of in-force blocks, as well as amounts paid related to new business, are recorded as ceded premiums and ceded future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract. Premiums, fees and policyholder benefits and claims are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Separate Accounts. Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

     Litigation Contingencies. The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's net income or cash flows in particular quarterly or annual periods.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

      (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

      (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

      (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

      (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's financial statements.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

Other Pronouncements

     Effective November 15, 2006, the Company adopted Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's financial statements.

     In June 2005, the FASB completed its review of Emerging Issues Task Force ("EITF") Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's financial statements and has provided the required disclosures.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP 03-1") as interpreted by a Technical Practice Aid ("TPA"), issued by the American Institute of Certified Public Accountants ("AICPA") and FSP No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1"). SOP 03-1 provides guidance on: (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased the liability for future policyholder benefits for changes in the methodology related to various guaranteed minimum death and annuitization benefits and for determining liabilities for certain universal life insurance contracts by $12 thousand, which was reported as a cumulative effect of a change in accounting. This amount is net of corresponding changes in DAC, including unearned revenue liability under certain variable annuity and life contracts and income tax.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, the Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on an instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of: (i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at initial recognition under SFAS 133 which is to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is currently evaluating the impact of SFAS 157 on the Company's financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's financial statements.

     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's evaluation work completed to date, the Company expects adoption to have an insignificant impact on the company's financial statements.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets--an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February 2007 related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs are effective concurrently with the adoption of the SOP. The Company estimates that the adoption of SOP 05-1 as of January 1, 2007 will not result in any material cumulative effect on earnings. In addition, the Company estimates that accelerated DAC and VOBA amortization will not materially reduce 2007 net income.

2.  INVESTMENTS

FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the amortized cost, gross unrealized gain and loss and estimated fair value of the Company's fixed maturity securities, the percentage that each sector represents by the total fixed maturity securities holdings at:

                                                                   DECEMBER 31, 2006
                                                   --------------------------------------------------
                                                               GROSS UNREALIZED
                                                   AMORTIZED   -----------------   ESTIMATED    % OF
                                                     COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                   ---------   --------   ------   ----------   -----
                                                                     (IN THOUSANDS)
U.S. corporate securities........................  $ 60,554     $1,042     $665     $ 60,931     56.9%
Residential mortgage-backed securities...........    22,169        351       59       22,461     21.0
Commercial mortgage-backed securities............    11,516         --       63       11,453     10.7
Foreign corporate securities.....................    10,007         58      158        9,907      9.2
U.S. Treasury/agency securities..................     1,325         35        1        1,359      1.3
Foreign government securities....................       868        131       --          999      0.9
                                                   --------     ------     ----     --------    -----
  Total fixed maturity securities................  $106,439     $1,617     $946     $107,110    100.0%
                                                   ========     ======     ====     ========    =====

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                                                 DECEMBER 31, 2005
                                                 --------------------------------------------------
                                                             GROSS UNREALIZED
                                                 AMORTIZED   -----------------   ESTIMATED    % OF
                                                   COST       GAIN      LOSS     FAIR VALUE   TOTAL
                                                 ---------   -------   -------   ----------   -----
                                                                   (IN THOUSANDS)
U.S. corporate securities......................  $ 87,153    $1,525    $1,194     $ 87,484     51.3%
Residential mortgage-backed securities.........    18,057        14       191       17,880     10.5
Commercial mortgage-backed securities..........    25,004        --       350       24,654     14.5
Foreign corporate securities...................    10,106        --        90       10,016      5.9
U.S. Treasury/agency securities................    13,905       189        13       14,081      8.2
Asset-backed securities........................    10,685        69         5       10,749      6.3
Foreign government securities..................     4,996       607        --        5,603      3.3
                                                 --------    ------    ------     --------    -----
  Total fixed maturity securities..............  $169,906    $2,404    $1,843     $170,467    100.0%
                                                 ========    ======    ======     ========    =====

     The Company held foreign currency derivatives with notional amounts of $2,677 thousand to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2006. The Company held no foreign currency derivatives at December 31, 2005.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $8,801 thousand and $16,150 thousand at December 31, 2006 and 2005, respectively. These securities had net unrealized gains of $805 thousand and $1,271 thousand at December 31, 2006 and 2005, respectively. The Company did not have any non-income producing fixed maturity securities at December 31, 2006 and 2005.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                              DECEMBER 31,
                                             -----------------------------------------------
                                                      2006                     2005
                                             ----------------------   ----------------------
                                             AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                               COST      FAIR VALUE     COST      FAIR VALUE
                                             ---------   ----------   ---------   ----------
                                                             (IN THOUSANDS)
Due in one year or less....................  $  6,500     $  7,200    $ 18,736     $ 18,819
Due after one year through five years......    19,063       19,198      35,520       35,919
Due after five years through ten years.....    41,832       41,238      43,261       43,090
Due after ten years........................     5,359        5,560      18,643       19,356
                                             --------     --------    --------     --------
          Subtotal.........................    72,754       73,196     116,160      117,184
Mortgage-backed and asset-backed
  securities...............................    33,685       33,914      53,746       53,283
                                             --------     --------    --------     --------
          Total fixed maturity
            securities.....................  $106,439     $107,110    $169,906     $170,467
                                             ========     ========    ========     ========

     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Sales or disposals of fixed maturity securities classified as available-for-sale are as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                        -----------------------------
                                                          2006       2005      2004
                                                        --------   --------   -------
                                                               (IN THOUSANDS)
Proceeds..............................................  $129,579   $108,935   $44,241
Gross investment gains................................  $    894   $    429   $ 1,806
Gross investment losses...............................  $ (2,233)  $ (1,942)  $  (624)

UNREALIZED LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                               DECEMBER 31, 2006
                                    ------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER
                                     LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                    ----------------------   ----------------------   ----------------------
                                    ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                      FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                      VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                    ---------   ----------   ---------   ----------   ---------   ----------
                                                  (IN THOUSANDS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities.........   $31,492       $347       $ 9,681       $318       $41,173       $665
Residential mortgage-backed
  securities......................        --         --         2,706         59         2,706         59
Commercial mortgage-backed
  securities......................     9,970         41         1,482         22        11,452         63
Foreign corporate securities......     7,429        158            --         --         7,429        158
U.S. Treasury/agency securities...       695          1            --         --           695          1
                                     -------       ----       -------       ----       -------       ----
  Total fixed maturity
     securities...................   $49,586       $547       $13,869       $399       $63,455       $946
                                     =======       ====       =======       ====       =======       ====
Total number of securities in an
  unrealized loss position........        29                       10                       39
                                     =======                  =======                  =======

                                                               DECEMBER 31, 2005
                                    ------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER
                                     LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                    ----------------------   ----------------------   ----------------------
                                    ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                      FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                      VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                    ---------   ----------   ---------   ----------   ---------   ----------
                                                  (IN THOUSANDS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities.........   $28,473      $  656      $14,711       $538       $43,184      $1,194
Residential mortgage-backed
  securities......................    17,555         191           --         --        17,555         191
Commercial mortgage-backed
  securities......................    24,653         350           --         --        24,653         350
Foreign corporate securities......     2,016          79          488         11         2,504          90
U.S. Treasury/agency securities...     5,798          13           --         --         5,798          13
Asset-backed securities...........     2,585           5          175         --         2,760           5
                                     -------      ------      -------       ----       -------      ------
  Total fixed maturity
     securities...................   $81,080      $1,294      $15,374       $549       $96,454      $1,843
                                     =======      ======      =======       ====       =======      ======
Total number of securities in an
  unrealized loss position........        45                       11                       56
                                     =======                  =======                  =======

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the amortized cost, gross unrealized losses and number of securities for fixed maturities where the estimated fair value had declined and remained below amortized cost by less than 20%, or 20% or more at:

                                                                 DECEMBER 31, 2006
                                           --------------------------------------------------------------
                                                                 GROSS UNREALIZED
                                             AMORTIZED COST            LOSS          NUMBER OF SECURITIES
                                           ------------------   ------------------   --------------------
                                           LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN    20% OR
                                              20%       MORE       20%       MORE       20%        MORE
                                           ---------   ------   ---------   ------   ----------   -------
                                                    (IN THOUSANDS, EXCEPT NUMBER OF SECURITIES)
Less than six months.....................   $32,603    $  --      $202      $  --        20          --
Six months or greater but less than nine
  months.................................     1,396       --        23         --         2          --
Nine months or greater but less than
  twelve months..........................    16,134       --       322         --         7          --
Twelve months or greater.................    14,268       --       399         --        10          --
                                            -------    -----      ----      -----        --        ----
  Total..................................   $64,401    $  --      $946      $  --        39          --
                                            =======    =====      ====      =====        ==        ====

                                                                 DECEMBER 31, 2005
                                           --------------------------------------------------------------
                                                                 GROSS UNREALIZED
                                             AMORTIZED COST            LOSS          NUMBER OF SECURITIES
                                           ------------------   ------------------   --------------------
                                           LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN    20% OR
                                              20%       MORE       20%       MORE       20%        MORE
                                           ---------   ------   ---------   ------   ----------   -------
                                                    (IN THOUSANDS, EXCEPT NUMBER OF SECURITIES)
Less than six months.....................   $69,415    $  --     $1,030     $  --        35          --
Six months or greater but less than nine
  months.................................     1,492       --         57        --         3          --
Nine months or greater but less than
  twelve months..........................    11,467       --        207        --         7          --
Twelve months or greater.................    15,923       --        549        --        11          --
                                            -------    -----     ------     -----        --        ----
  Total..................................   $98,297    $  --     $1,843     $  --        56          --
                                            =======    =====     ======     =====        ==        ====

     At December 31, 2006 the Company had $946 thousand of unrealized losses related to securities with an unrealized loss position of less than 20% of amortized cost, which represented less than 2% of the amortized cost of such securities. At December 31, 2005, the Company had $1,843 thousand, of unrealized losses related to securities with an unrealized loss position of less than 20% of amortized cost, which represented 2%, of the amortized cost of such securities.

     As of December 31, 2006 and 2005, there were no unrealized losses related to securities with an unrealized loss position greater than 20% of amortized cost.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     At December 31, 2006 and 2005, the Company had $946 thousand and $1,843 thousand, respectively, of gross unrealized loss related to its fixed maturity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
SECTOR:
  U.S. corporate securities.................................    70%     65%
  Residential mortgage-backed securities....................     6      10
  Commercial mortgage-backed securities.....................     7      19
  Foreign corporate securities..............................    17       5
  U.S. Treasury/agency securities...........................    --       1
                                                               ---     ---
     Total..................................................   100%    100%
                                                               ===     ===
INDUSTRY:
  Industrial................................................    39%     47%
  Utility...................................................    29      15
  Finance...................................................    19       7
  Mortgage-backed...........................................    13      29
  Government................................................    --       1
  Other.....................................................    --       1
                                                               ---     ---
     Total..................................................   100%    100%
                                                               ===     ===

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

ASSETS ON DEPOSIT

     The Company had fixed maturity securities on deposit with regulatory agencies with a fair market value of $1,098 thousand and $1,081 thousand at December 31, 2006 and 2005, respectively.

MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate are categorized as follows:

                                                                 DECEMBER 31,
                                                     ------------------------------------
                                                           2006                2005
                                                     -----------------   ----------------
                                                     AMOUNT    PERCENT   AMOUNT   PERCENT
                                                     -------   -------   ------   -------
                                                                (IN THOUSANDS)
Commercial mortgage loans..........................  $ 6,828      48%    $7,834     100%
Agricultural mortgage loans........................    7,464      52         --      --
                                                     -------     ---     ------     ---
  Subtotal.........................................   14,292     100%     7,834     100%
                                                                 ===                ===
Less: Valuation allowances                                --                 --
                                                     -------             ------
  Mortgage loans on real estate....................  $14,292             $7,834
                                                     =======             ======

     Mortgage loans on real estate are collateralized by properties in the United States. At December 31, 2006, 32%, 16% and 14% of the value of the Company's mortgage loans on real estate were located in Texas, Alabama and California, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2006     2005     2004
                                                             ------   ------   ------
                                                                  (IN THOUSANDS)
Fixed maturity securities..................................  $8,318   $8,656   $8,912
Mortgage loans on real estate..............................     440      384      221
Cash, cash equivalents and short-term investments..........     989      471      411
Other......................................................       1       --       --
                                                             ------   ------   ------
  Total investment income..................................   9,748    9,511    9,544
Less: Investment expenses..................................     142       12       11
                                                             ------   ------   ------
  Net investment income....................................  $9,606   $9,499   $9,533
                                                             ======   ======   ======

     For the years ended December 31, 2006, 2005 and 2004, affiliated investment income of $497 thousand, $221 thousand and $158 thousand, respectively, related to short-term investments, is included in the table above.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           --------------------------
                                                            2006      2005      2004
                                                           -------   -------   ------
                                                                 (IN THOUSANDS)
Fixed maturity securities................................  $(1,339)  $(1,513)  $1,182
Mortgage loans on real estate............................       --        45      (45)
Derivatives..............................................     (117)     (229)     (11)
Other....................................................        9         3       --
                                                           -------   -------   ------
  Net investment gains (losses)..........................  $(1,447)  $(1,694)  $1,126
                                                           =======   =======   ======

     For the years ended December 31, 2006, 2005 and 2004, affiliated net investment gains (losses) of ($413) thousand, $113 thousand and $438 thousand, respectively, are included in the table above.

     The Company periodically disposes of fixed maturity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     The Company had no losses from fixed maturity securities deemed other-than-temporarily impaired, included within net investment gains (losses) for the years ended December 31, 2006, 2005 and 2004.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                              2006     2005      2004
                                                             ------   ------   --------
                                                                   (IN THOUSANDS)
Fixed maturity securities..................................  $ 671    $ 561    $ 2,545
Amounts allocated from DAC and VOBA........................   (129)    (183)    (1,249)
Deferred income tax........................................   (190)    (132)      (454)
                                                             -----    -----    -------
Net unrealized investment gains (losses)...................  $ 352    $ 246    $   842
                                                             =====    =====    =======

     The changes in net unrealized investment gains (losses) are as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2006    2005      2004
                                                             ----   -------   -------
                                                                  (IN THOUSANDS)
Balance, January 1,........................................  $246   $   842   $ 2,188
Unrealized gains (losses) during the year..................   110    (1,984)   (3,102)
Unrealized gains (losses) relating to DAC and VOBA.........    54     1,066     1,032
Deferred income tax........................................   (58)      322       724
                                                             ----   -------   -------
Balance, December 31,......................................  $352   $   246   $   842
                                                             ====   =======   =======
Net change in unrealized investment gains (losses).........  $106   $  (596)  $(1,346)
                                                             ====   =======   =======

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

3.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:

                                                 DECEMBER 31, 2006                 DECEMBER 31, 2005
                                          -------------------------------   -------------------------------
                                                      CURRENT MARKET OR                 CURRENT MARKET OR
                                                          FAIR VALUE                        FAIR VALUE
                                          NOTIONAL   --------------------   NOTIONAL   --------------------
                                           AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                          --------   ------   -----------   --------   ------   -----------
                                                                   (IN THOUSANDS)
Interest rate swaps.....................  $10,000     $--        $254       $10,000     $--        $234
Foreign currency swaps..................    2,677      --           9            --      --          --
                                          -------     ---        ----       -------     ---        ----
  Total.................................  $12,677     $--        $263       $10,000     $--        $234
                                          =======     ===        ====       =======     ===        ====

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:

                                                                   REMAINING LIFE
                                             -----------------------------------------------------------
                                                           AFTER ONE    AFTER FIVE
                                                              YEAR        YEARS
                                             ONE YEAR OR    THROUGH      THROUGH     AFTER TEN
                                                LESS       FIVE YEARS   TEN YEARS      YEARS      TOTAL
                                             -----------   ----------   ----------   ---------   -------
                                                                   (IN THOUSANDS)
Interest rate swaps........................    $   --       $10,000        $--          $--      $10,000
Foreign currency swaps.....................     2,677            --         --           --        2,677
                                               ------       -------        ---          ---      -------
  Total....................................    $2,677       $10,000        $--          $--      $12,677
                                               ======       =======        ===          ===      =======

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:

                                                 DECEMBER 31, 2006                 DECEMBER 31, 2005
                                          -------------------------------   -------------------------------
                                                          FAIR VALUE                        FAIR VALUE
                                          NOTIONAL   --------------------   NOTIONAL   --------------------
                                           AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                          --------   ------   -----------   --------   ------   -----------
                                                                   (IN THOUSANDS)
Non-qualifying..........................  $12,677     $--        $263       $10,000     $--        $234
                                          -------     ---        ----       -------     ---        ----
  Total.................................  $12,677     $--        $263       $10,000     $--        $234
                                          =======     ===        ====       =======     ===        ====

     The Company recognized ($69) thousand and $29 thousand of net investment gains (losses) from non-qualifying hedge settlement payments for the years ended December 31, 2006 and 2005, respectively. The Company did not recognize any net investment gains (losses) from non-qualifying settlement payments for the year ended December 31, 2004.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps to economically hedge its exposure to interest rate volatility; and
(ii) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates.

     For the years ended December 31, 2006, 2005 and 2004, the Company recognized as net investment gains (losses), excluding embedded derivatives, changes in fair value of ($30) thousand, ($258) thousand and ($11) thousand, respectively, related to derivatives that do not qualify for hedge accounting.

CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. At both December 31, 2006 and 2005, the Company was not required to pledge and was not entitled to receive any collateral related to derivatives instruments.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

4.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                             DAC      VOBA     TOTAL
                                                           -------   ------   -------
                                                                 (IN THOUSANDS)
Balance at January 1, 2004...............................  $20,795   $1,117   $21,912
  Capitalizations........................................   29,169       --    29,169
                                                           -------   ------   -------
          Subtotal.......................................   49,964    1,117    51,081
                                                           -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses).......................      188       12       200
     Unrealized investment gains (losses)................     (978)     (54)   (1,032)
     Other expenses......................................    9,944     (574)    9,370
                                                           -------   ------   -------
          Total amortization.............................    9,154     (616)    8,538
                                                           -------   ------   -------
  Less: Dispositions and other...........................        8        2        10
                                                           -------   ------   -------
Balance at December 31, 2004.............................   40,802    1,731    42,533
  Capitalizations........................................    4,435       --     4,435
                                                           -------   ------   -------
          Subtotal.......................................   45,237    1,731    46,968
                                                           -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses).......................     (250)     (16)     (266)
     Unrealized investment gains (losses)................     (948)    (118)   (1,066)
     Other expenses......................................    6,209    1,074     7,283
                                                           -------   ------   -------
          Total amortization.............................    5,011      940     5,951
                                                           -------   ------   -------
Balance at December 31, 2005.............................   40,226      791    41,017
  Capitalizations........................................   38,916       --    38,916
                                                           -------   ------   -------
          Subtotal.......................................   79,142      791    79,933
                                                           -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses).......................   (1,764)       1    (1,763)
     Unrealized investment gains (losses)................      (39)     (15)      (54)
     Other expenses......................................    2,733       86     2,819
                                                           -------   ------   -------
          Total amortization.............................      930       72     1,002
                                                           -------   ------   -------
Balance at December 31, 2006.............................  $78,212   $  719   $78,931
                                                           =======   ======   =======

     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $190 thousand in 2007, $153 thousand in 2008, $90 thousand in 2009, $58 thousand in 2010 and $56 thousand in 2011.

     Amortization of VOBA and DAC is related to: (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     In the normal course of business, the Company reviews and updates the assumptions used in establishing DAC and VOBA amortization. During 2005, the Company revised its assumptions to include the impact of variable annuity rider fees. As a result of the updated assumption, the Company re-estimated the cumulative amortization and recorded a cumulative benefit of $2,700 thousand, before income tax, causing a decrease in amortization related to other expenses for the year ended December 31, 2005. During 2004, the Company updated significant parts of the underlying assumptions used to establish DAC and VOBA amortization. As a result of the updated assumption, the Company re-estimated the cumulative amortization and recorded a cumulative charge of $4,000 thousand, before income tax, causing an increase in amortization related to other expenses for the year ended December 31, 2004.

5.  INSURANCE

VALUE OF DISTRIBUTION AGREEMENTS

     On November 30, 2006, the Company received a capital contribution from MetLife of $18,898 thousand in the form of intangible assets related to the value of distribution agreements ("VODA") of $19,514 thousand, net of deferred income tax of $616 thousand, for which the Company receives the benefit. The VODA originated through MetLife's acquisition of Travelers Insurance Company, ("Travelers"), a subsidiary of Citigroup, Inc., ("Citigroup") and is reported within other assets in the amount of $19,501 thousand at December 31, 2006. Amortization expense for the year ended December 31, 2006 was $13 thousand.

     The VODA reflects the estimated fair value of the Citigroup/Travelers distribution agreement acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreement. The weighted average amortization period of the VODA is 16 years. If actual experience under the distribution agreement differs from expectations, the amortization will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the VODA. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value the VODA.

     The estimated future amortization expense allocated to other expenses for the next five years for VODA is $279 thousand in 2007, $471 thousand in 2008, $628 thousand in 2009, $807 thousand in 2010 and $969 thousand in 2011.

SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                          ---------------------------
                                                           2006      2005      2004
                                                          -------   -------   -------
                                                                (IN THOUSANDS)
Balance, January 1,.....................................  $20,290   $11,907   $ 3,548
Capitalization..........................................   13,654     9,336    10,739
Amortization............................................   (1,883)     (953)   (2,380)
                                                          -------   -------   -------
Balance, December 31,...................................  $32,061   $20,290   $11,907
                                                          =======   =======   =======

     The events described in Note 4 above that impacted DAC and VOBA amortization had a similar impact on the amortization of sales inducements. For the year ended December 31, 2005, the Company recorded a cumulative benefit of $800 thousand, before income tax, causing a decrease in amortization. For the year ended December 31, 2004, the Company recorded a cumulative charge of $300 thousand, before income tax, causing an increase in amortization.

                                 ANNUAL REPORT

                                      OF

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                                      OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               DECEMBER 31, 2006

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders of
First MetLife Investors Insurance Company and
Contract Owners of First MetLife Investors Variable Annuity Account One

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts (as disclosed in Appendix A) comprising First MetLife Investors Variable Annuity Account One (the "Separate Account") of First MetLife Investors Insurance Company as of December 31, 2006, the related statements of operations for each of the periods in the year then ended, and the statements of changes in net assets for each of the periods in the two year period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the sub-accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of First MetLife Investors Variable Annuity Account One of First MetLife Investors Insurance Company as of December 31, 2006, the results of their operations for each of the periods in the year then ended, and the changes in their net assets for each of the periods in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 6, 2007

                                  APPENDIX A

 Lord Abbett Growth and Income          Harris Oakmark Focused Value
   Sub-Account                          Sub-Account
 Lord Abbett Bond Debenture Sub-Account Jennison Growth Sub-Account
 Lord Abbett Mid-Cap Value Sub-Account MFS Total Return Sub-Account Met/Putnam Capital Opportunities
   Sub-Account                          MFS Investors Trust Sub-Account
 Oppenheimer Capital Appreciation       Capital Guardian U.S. Equity
   Sub-Account                          Sub-Account
 Legg Mason Aggressive Growth           Western Asset Management Strategic
   Sub-Account                          Bond
 Van Kampen Mid-Cap Growth Sub-Account    Opportunities Sub-Account
 PIMCO Total Return Sub-Account         Western Asset Management U.S.
                                        Government
 RCM Global Technology Sub-Account        Sub-Account
 T Rowe Price Mid Cap Growth
   Sub-Account                          T Rowe Price Small-Cap Sub-Account
 MFS Research International Sub-Account T Rowe Price Large-Cap Sub-Account
 Lazard Mid-Cap Sub-Account             Franklin Templeton Small-Cap Growth
                                        Sub-Account
 Met/AIM Small-Cap Growth Sub-Account   BlackRock Strategic Value Sub-Account
 Harris Oakmark International
   Sub-Account                          Oppenheimer Global Equity Sub-Account
 Third Avenue Small-Cap Value
   Sub-Account                          FI Large Cap Sub-Account
 PIMCO Inflation Protected Bond
   Sub-Account                          FI Value Leaders Sub-Account
 Lord Abbett America's Value            MetLife Aggressive Allocation
   Sub-Account                          Sub-Account
 Neuberger Berman Real Estate           MetLife Conservative Allocation
   Sub-Account                          Sub-Account
 Turner Mid Cap Growth Sub-Account      MetLife Conservative to Moderate
                                        Allocation
 Goldman Sachs Mid-Cap Value
   Sub-Account                            Sub-Account
 MetLife Defensive Strategy Sub-Account MetLife Moderate Allocation
                                        Sub-Account
 MetLife Moderate Strategy Sub-Account  MetLife Moderate to Aggressive
                                        Allocation Sub-Account
 MetLife Balanced Strategy Sub-Account  PIMCO High Yield Sub-Account
 MetLife Growth Strategy Sub-Account    PIMCO Low Duration Sub-Account
 MetLife Aggressive Strategy            PIMCO StocksPLUS Growth & Income
   Sub-Account                          Sub-Account
 Cyclical Growth ETF Sub-Account        Pioneer VCT Mid-Cap Value Sub-Account
 Cyclical Growth & Income ETF           American Funds Global Growth
   Sub-Account                          Sub-Account
 Van Kampen Comstock Sub-Account        American Funds Growth and Income
                                        Sub-Account
 Legg Mason Value Equity Sub-Account    American Funds Growth Sub-Account
 MFS Emerging Markets Equity            Van Kampen UIF Equity and Income
   Sub-Account                          Sub-Account
 Loomis Sayles Global Markets           Van Kampen UIF U.S. Real Estate
   Sub-Account                          Securities
 Met/AIM Capital Appreciation
   Sub-Account                            Sub-Account
 BlackRock High Yield Sub-Account       Van Kampen LIT Comstock Sub-Account
 Janus Capital Appreciation Sub-Account Van Kampen LIT Strategic Growth
                                        Sub-Account
 MFS Value Sub-Account                  Van Kampen LIT Growth and Income
                                        Sub-Account
 Pioneer Fund Sub-Account               LMPV Global High Yield Bond
                                        Sub-Account
 Pioneer Mid-Cap Value Sub-Account      LMPV Small-Cap Growth Sub-Account
 Pioneer Strategic Income Sub-Account   LMPV Investors Sub-Account
 Dreman Small Cap Value Sub-Account     LMPV Capital and Income Sub-Account
 BlackRock Large Cap Core Sub-Account   LMPV Equity Index Sub-Account
 Strategic Growth and Income
   Sub-Account                          LMPV Fundamental Value Sub-Account
 Strategic Conservative Growth
   Sub-Account                          LMPV Capital Appreciation Sub-Account
 Strategic Growth Sub-Account           LMPV Growth & Income Sub-Account
 Russell Multi-Style Equity Sub-Account LMPV Adjustable Rate Income
                                        Sub-Account
 Russell Aggressive Equity Sub-Account  LMPV Aggressive Growth Sub-Account
 Russell Non-U.S. Sub-Account           LMPV Large-Cap Growth Sub-Account
 Russell Core Bond Sub-Account          LMPV Large-Cap Value Sub-Account
                                        LMPV Money Market Sub-Account
                                        LMPV Social Awareness Stock
                                        Sub-Account
                                        LMPV Multiple Discipline Balanced
                                        All-Cap Growth &
                                          Value Sub-Account
                                        LMPV Multiple Discipline All-Cap
                                        Growth and Value
                                          Sub-Account

 Russell Real Estate Securities         LMPV Multiple Discipline Large-Cap
   Sub-Account                          Growth and Value
 AIM V.I. Capital Appreciation
   Sub-Account                            Sub-Account
 AIM V.I. International Growth          LMPV Multiple Discipline Global
   Sub-Account                          All-Cap Growth and
 AllianceBernstein Large Cap Growth
   Sub-Account                            Value Sub-Account
 Putnam Growth & Income Sub-Account     LMPV Dividend Strategy Sub-Account
 Putnam Equity Income Sub-Account       LMPV Lifestyle Balanced Sub-Account
 Putnam Vista Sub-Account               LMPV Lifestyle Growth Sub-Account
 Putnam Small-Cap Value Sub-Account     LMPV Lifestyle High Growth Sub-Account
 Templeton Foreign Securities           TST AIM Capital Appreciation
   Sub-Account                          Sub-Account
 Templeton Developing Markets
   Securities Sub-Account               TST Equity Income Sub-Account
 Templeton Growth Securities
   Sub-Account                          Janus Capital Appreciation Sub-Account
 Franklin Mutual Shares Securities
   Sub-Account                          TST Large Cap Sub-Account
 Franklin Income Securities Sub-Account TST Moderate Aggressive Sub-Account
 Fidelity Equity-Income Sub-Account     TST Moderate Sub-Account
 Fidelity Mid-Cap Sub-Account           TST MFS Total Return Sub-Account
 Fidelity Contrafund Sub-Account        TST MFS Value Sub-Account
 MetLife Stock Index Sub-Account        TST Pioneer Fund Sub-Account
 FI International Stock Sub-Account     TST Pioneer Mid Cap Value Sub-Account
 BlackRock Bond Income Sub-Account      TST Pioneer Strategic Income
                                        Sub-Account
 BlackRock Money Market Sub-Account     TST Style Focus Small Cap Growth
                                        Sub-Account
 Davis Venture Value Sub-Account        TST Style Focus Small Cap Value
                                        Sub-Account
                                        Travelers Managed Income Sub-Account

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2006

                                                      LORD ABBETT    LORD ABBETT BOND
                                                   GROWTH AND INCOME    DEBENTURE
                                                      SUB-ACCOUNT      SUB-ACCOUNT
                                                   ----------------- ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND"):
Lord Abbett Growth and Income Portfolio
 1,417,040 shares; cost $36,547,888............... $     41,381,778  $             --
Lord Abbett Bond Debenture Portfolio
 1,809,557 shares; cost $22,114,676...............               --        22,493,574
Lord Abbett Mid-Cap Value Portfolio
 209,630 shares; cost $4,257,704..................               --                --
Met/Putnam Capital Opportunities Portfolio
 29,880 shares; cost $421,462.....................               --                --
Oppenheimer Capital Appreciation Portfolio
 2,391,678 shares; cost $19,878,525...............               --                --
Legg Mason Aggressive Growth Portfolio
 1,440,186 shares; cost $10,598,311...............               --                --
Van Kampen Mid-Cap Portfolio
 40,864 shares; cost $376,303.....................               --                --
PIMCO Total Return Portfolio
 2,434,971 shares; cost $28,143,663...............               --                --
RCM Global Technology Portfolio
 677,827 shares; cost $3,085,782..................               --                --
T. Rowe Price Mid-Cap Growth Portfolio
 1,738,958 shares; cost $13,149,948...............               --                --
MFS Research International Portfolio
 1,624,201 shares; cost $19,332,395...............               --                --
Lazard Mid-Cap Portfolio
 542,825 shares; cost $7,170,660..................               --                --
Met/AIM Small-Cap Growth Portfolio
 962,332 shares; cost $11,784,477.................               --                --
Harris Oakmark International Portfolio
 1,967,955 shares; cost $28,731,534...............               --                --
Third Avenue Small-Cap Value Portfolio
 1,597,181 shares; cost $23,159,603...............               --                --
PIMCO Inflation Protected Bond Portfolio
 2,365,281 shares; cost $25,073,997...............               --                --
Lord Abbett America's Value Portfolio
 9,402 shares; cost $130,381......................               --                --
Neuberger Berman Real Estate Portfolio
 670,768 shares; cost $9,109,204..................               --                --
Turner Mid-Cap Growth Portfolio
 438,081 shares; cost $4,863,158..................               --                --
Goldman Sachs Mid-Cap Value Portfolio
 1,107,641 shares; cost $13,946,441...............               --                --
                                                   ----------------  ----------------
Total Investments.................................       41,381,778        22,493,574
Due from First MetLife Investors Insurance Company               --                --
                                                   ----------------  ----------------
Total Assets......................................       41,381,778        22,493,574
LIABILITIES:
Due to First MetLife Investors Insurance Company..             (220)             (124)
                                                   ----------------  ----------------
NET ASSETS........................................ $     41,381,558  $     22,493,450
                                                   ================  ================
Outstanding Units.................................          738,630         1,228,977
Unit Fair Values.................................. $47.17 to $61.44  $17.79 to $19.63

  The accompanying notes are an integral part of these financial statements.

   LORD ABBETT         MET/PUTNAM           OPPENHEIMER         LEGG MASON        VAN KAMPEN          PIMCO
  MID-CAP VALUE   CAPITAL OPPORTUNITIES CAPITAL APPRECIATION AGGRESSIVE GROWTH      MID-CAP        TOTAL RETURN
   SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
----------------  --------------------- -------------------- ----------------- ----------------  ----------------
$             --    $             --      $            --     $            --  $             --  $             --
              --                  --                   --                  --                --                --
       4,732,245                  --                   --                  --                --                --
              --             451,643                   --                  --                --                --
              --                  --           22,004,317                  --                --                --
              --                  --                   --          11,494,738                --                --
              --                  --                   --                  --           421,375                --
              --                  --                   --                  --                --        28,489,320
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
----------------    ----------------      ---------------     ---------------  ----------------  ----------------
       4,732,245             451,643           22,004,317          11,494,738           421,375        28,489,320
              --                  --                   --                  --                --                --
----------------    ----------------      ---------------     ---------------  ----------------  ----------------
       4,732,245             451,643           22,004,317          11,494,738           421,375        28,489,320
            (297)                (82)                (159)               (148)              (93)             (100)
----------------    ----------------      ---------------     ---------------  ----------------  ----------------
$      4,731,948    $        451,561      $    22,004,158     $    11,494,590  $        421,282  $     28,489,220
================    ================      ===============     ===============  ================  ================
         172,728              23,746            2,427,342           1,487,231            39,178         2,293,346
$25.47 to $29.45    $16.42 to $20.65      $8.88 to $11.27     $7.55 to $10.77  $10.20 to $11.17  $11.92 to $13.06

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                          RCM        T. ROWE PRICE
                                                   GLOBAL TECHNOLOGY MID-CAP GROWTH
                                                      SUB-ACCOUNT     SUB-ACCOUNT
                                                   ----------------- --------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND"):
Lord Abbett Growth and Income Portfolio
 1,417,040 shares; cost $36,547,888...............  $           --   $           --
Lord Abbett Bond Debenture Portfolio
 1,809,557 shares; cost $22,114,676...............              --               --
Lord Abbett Mid-Cap Value Portfolio
 209,630 shares; cost $4,257,704..................              --               --
Met/Putnam Capital Opportunities Portfolio
 29,880 shares; cost $421,462.....................              --               --
Oppenheimer Capital Appreciation Portfolio
 2,391,678 shares; cost $19,878,525...............              --               --
Legg Mason Aggressive Growth Portfolio
 1,440,186 shares; cost $10,598,311...............              --               --
Van Kampen Mid-Cap Portfolio
 40,864 shares; cost $376,303.....................              --               --
PIMCO Total Return Portfolio
 2,434,971 shares; cost $28,143,663...............              --               --
RCM Global Technology Portfolio
 677,827 shares; cost $3,085,782..................       3,606,037               --
T. Rowe Price Mid-Cap Growth Portfolio
 1,738,958 shares; cost $13,149,948...............              --       14,972,484
MFS Research International Portfolio
 1,624,201 shares; cost $19,332,395...............              --               --
Lazard Mid-Cap Portfolio
 542,825 shares; cost $7,170,660..................              --               --
Met/AIM Small-Cap Growth Portfolio
 962,332 shares; cost $11,784,477.................              --               --
Harris Oakmark International Portfolio
 1,967,955 shares; cost $28,731,534...............              --               --
Third Avenue Small-Cap Value Portfolio
 1,597,181 shares; cost $23,159,603...............              --               --
PIMCO Inflation Protected Bond Portfolio
 2,365,281 shares; cost $25,073,997...............              --               --
Lord Abbett America's Value Portfolio
 9,402 shares; cost $130,381......................              --               --
Neuberger Berman Real Estate Portfolio
 670,768 shares; cost $9,109,204..................              --               --
Turner Mid-Cap Growth Portfolio
 438,081 shares; cost $4,863,158..................              --               --
Goldman Sachs Mid-Cap Value Portfolio
 1,107,641 shares; cost $13,946,441...............              --               --
                                                    --------------   --------------
Total Investments.................................       3,606,037       14,972,484
Due from First MetLife Investors Insurance Company              --               --
                                                    --------------   --------------
Total Assets......................................       3,606,037       14,972,484
LIABILITIES:
Due to First MetLife Investors Insurance Company..            (219)             (81)
                                                    --------------   --------------
NET ASSETS........................................  $    3,605,818   $   14,972,403
                                                    ==============   ==============
Outstanding Units.................................         739,279        1,797,997
Unit Fair Values..................................  $4.78 to $4.95   $8.16 to $8.75

  The accompanying notes are an integral part of these financial statements.

         MFS                LAZARD           MET/AIM        HARRIS OAKMARK     THIRD AVENUE             PIMCO
RESEARCH INTERNATIONAL      MID-CAP      SMALL-CAP GROWTH   INTERNATIONAL     SMALL-CAP VALUE  INFLATION PROTECTED BOND
     SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
---------------------- ----------------  ----------------  ----------------  ----------------  ------------------------
   $             --    $             --  $             --  $             --  $             --      $             --
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
         24,283,674                  --                --                --                --                    --
                 --           7,414,986                --                --                --                    --
                 --                  --        12,889,564                --                --                    --
                 --                  --                --        37,135,315                --                    --
                 --                  --                --                --        27,823,370                    --
                 --                  --                --                --                --            23,865,683
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
   ----------------    ----------------  ----------------  ----------------  ----------------      ----------------
         24,283,674           7,414,986        12,889,564        37,135,315        27,823,370            23,865,683
                 --                  --                --                --                --                    --
   ----------------    ----------------  ----------------  ----------------  ----------------      ----------------
         24,283,674           7,414,986        12,889,564        37,135,315        27,823,370            23,865,683
               (143)                (72)             (266)              (63)              (85)                  (30)
   ----------------    ----------------  ----------------  ----------------  ----------------      ----------------
   $     24,283,531    $      7,414,914  $     12,889,298  $     37,135,252  $     27,823,285      $     23,865,653
   ================    ================  ================  ================  ================      ================
          1,526,158             458,517           890,085         1,878,405         1,544,932             2,171,062
   $15.21 to $22.61    $15.89 to $16.41  $14.08 to $14.76  $19.43 to $20.07  $17.73 to $23.09      $10.74 to $11.14

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                      LORD ABBETT    NEUBERGER BERMAN
                                                    AMERICA'S VALUE    REAL ESTATE
                                                      SUB-ACCOUNT      SUB-ACCOUNT
                                                   ----------------  ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND"):
Lord Abbett Growth and Income Portfolio
 1,417,040 shares; cost $36,547,888............... $             --  $             --
Lord Abbett Bond Debenture Portfolio
 1,809,557 shares; cost $22,114,676...............               --                --
Lord Abbett Mid-Cap Value Portfolio
 209,630 shares; cost $4,257,704..................               --                --
Met/Putnam Capital Opportunities Portfolio
 29,880 shares; cost $421,462.....................               --                --
Oppenheimer Capital Appreciation Portfolio
 2,391,678 shares; cost $19,878,525...............               --                --
Legg Mason Aggressive Growth Portfolio
 1,440,186 shares; cost $10,598,311...............               --                --
Van Kampen Mid-Cap Portfolio
 40,864 shares; cost $376,303.....................               --                --
PIMCO Total Return Portfolio
 2,434,971 shares; cost $28,143,663...............               --                --
RCM Global Technology Portfolio
 677,827 shares; cost $3,085,782..................               --                --
T. Rowe Price Mid-Cap Growth Portfolio
 1,738,958 shares; cost $13,149,948...............               --                --
MFS Research International Portfolio
 1,624,201 shares; cost $19,332,395...............               --                --
Lazard Mid-Cap Portfolio
 542,825 shares; cost $7,170,660..................               --                --
Met/AIM Small-Cap Growth Portfolio
 962,332 shares; cost $11,784,477.................               --                --
Harris Oakmark International Portfolio
 1,967,955 shares; cost $28,731,534...............               --                --
Third Avenue Small-Cap Value Portfolio
 1,597,181 shares; cost $23,159,603...............               --                --
PIMCO Inflation Protected Bond Portfolio
 2,365,281 shares; cost $25,073,997...............               --                --
Lord Abbett America's Value Portfolio
 9,402 shares; cost $130,381......................          146,293                --
Neuberger Berman Real Estate Portfolio
 670,768 shares; cost $9,109,204..................               --        12,114,452
Turner Mid-Cap Growth Portfolio
 438,081 shares; cost $4,863,158..................               --                --
Goldman Sachs Mid-Cap Value Portfolio
 1,107,641 shares; cost $13,946,441...............               --                --
                                                   ----------------  ----------------
Total Investments.................................          146,293        12,114,452
Due from First MetLife Investors Insurance Company               --                --
                                                   ----------------  ----------------
Total Assets......................................          146,293        12,114,452
LIABILITIES:
Due to First MetLife Investors Insurance Company..              (18)             (116)
                                                   ----------------  ----------------
NET ASSETS........................................ $        146,275  $     12,114,336
                                                   ================  ================
Outstanding Units.................................            8,887           625,172
Unit Fair Values.................................. $16.09 to $16.54  $18.99 to $34.33

  The accompanying notes are an integral part of these financial statements.

                           TURNER         GOLDMAN SACHS
                       MID-CAP GROWTH     MID-CAP VALUE
                        SUB-ACCOUNT        SUB-ACCOUNT
                      ----------------  ----------------
                      $             --  $             --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                             5,554,866                --
                                    --        15,950,027
                      ----------------  ----------------
                             5,554,866        15,950,027
                                    --                --
                      ----------------  ----------------
                             5,554,866        15,950,027
                                  (170)              (13)
                      ----------------  ----------------
                      $      5,554,696  $     15,950,014
                      ================  ================
                               438,391         1,060,750
                      $12.58 to $12.96  $14.94 to $15.38

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                      METLIFE            METLIFE
                                                                 DEFENSIVE STRATEGY MODERATE STRATEGY
                                                                    SUB-ACCOUNT        SUB-ACCOUNT
                                                                 ------------------ -----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND") -- (CONTINUED)
MetLife Defensive Strategy Portfolio
 3,863,912 shares; cost $39,797,705.............................  $     42,850,789  $             --
MetLife Moderate Strategy Portfolio
 8,546,477 shares; cost $90,450,649.............................                --        98,797,273
MetLife Balanced Strategy Portfolio
 19,021,717 shares; cost $207,032,336...........................                --                --
MetLife Growth Strategy Portfolio
 21,731,696 shares; cost $243,529,129...........................                --                --
MetLife Aggressive Strategy Portfolio
 3,967,883 shares; cost $46,096,433.............................                --                --
Cyclical Growth ETF Portfolio
 120,585 shares; cost $1,266,436................................                --                --
Cyclical Growth & Income ETF Portfolio
 96,237 shares; cost $1,041,510.................................                --                --
Van Kampen ComStock Portfolio
 474,875 shares; cost $5,167,422................................                --                --
Legg Mason Value Equity Portfolio
 537,929 shares; cost $5,623,444................................                --                --
MFS Emerging Markets Equity Portfolio
 159,517 shares; cost $1,495,826................................                --                --
Loomis Sayles Global Markets Portfolio
 144,704 shares; cost $1,409,009................................                --                --
Met/AIM Capital Appreciation Portfolio
 19,446 shares; cost $223,763...................................                --                --
BlackRock High Yield Portfolio
 7,423 shares; cost $63,110.....................................                --                --
Janus Capital Appreciation Portfolio
 1,825 shares; cost $130,656....................................                --                --
MFS Value Portfolio
 28,043 shares; cost $387,416...................................                --                --
Pioneer Fund Portfolio
 18,077 shares; cost $245,556...................................                --                --
Pioneer Mid-Cap Value Portfolio
 62,487 shares; cost $694,312...................................                --                --
Pioneer Strategic Income Portfolio
 380,151 shares; cost $3,657,951................................                --                --
Dreman Small-Cap Value Portfolio
 59,958 shares; cost $755,867...................................                --                --
BlackRock Large-Cap Core Portfolio
 12,488 shares; cost $132,522...................................                --                --
Strategic Growth & Income Portfolio
 56,204 shares; cost $578,069...................................                --                --
Strategic Conservative Growth Portfolio
 122,689 shares; cost $1,267,492................................                --                --
Strategic Growth Portfolio
 71,773 shares; cost $749,745...................................                --                --
                                                                  ----------------  ----------------
Total Investments...............................................        42,850,789        98,797,273
Due from First MetLife Investors Insurance Company..............                --                --
                                                                  ----------------  ----------------
Total Assets....................................................        42,850,789        98,797,273
LIABILITIES:
Due to First MetLife Investors Insurance Company................               (32)               --
                                                                  ----------------  ----------------
NET ASSETS......................................................  $     42,850,757  $     98,797,273
                                                                  ================  ================
Outstanding Units...............................................         3,865,426         8,561,073
Unit Fair Values................................................  $11.03 to $12.30  $11.47 to $11.77

  The accompanying notes are an integral part of these financial statements.

     METLIFE          METLIFE            METLIFE           CYCLICAL           CYCLICAL          VAN KAMPEN
BALANCED STRATEGY GROWTH STRATEGY  AGGRESSIVE STRATEGY    GROWTH ETF     GROWTH & INCOME ETF     COMSTOCK
   SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
----------------- ---------------- ------------------- ----------------  ------------------- ----------------
$             --  $             --  $             --   $             --   $             --   $             --
              --                --                --                 --                 --                 --
     231,113,862                --                --                 --                 --                 --
              --       279,686,927                --                 --                 --                 --
              --                --        52,296,692                 --                 --                 --
              --                --                --          1,373,465                 --                 --
              --                --                --                 --          1,071,116                 --
              --                --                --                 --                 --          5,655,766
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
----------------  ----------------  ----------------   ----------------   ----------------   ----------------
     231,113,862       279,686,927        52,296,692          1,373,465          1,071,116          5,655,766
              --                 1                 1                 --                 --                 --
----------------  ----------------  ----------------   ----------------   ----------------   ----------------
     231,113,862       279,686,928        52,296,693          1,373,465          1,071,116          5,655,766
             (56)               --                --                (42)               (44)              (296)
----------------  ----------------  ----------------   ----------------   ----------------   ----------------
$    231,113,806  $    279,686,928  $     52,296,693   $      1,373,423   $      1,071,072   $      5,655,470
================  ================  ================   ================   ================   ================
      19,173,566        22,007,855         4,032,224            120,406             96,081            473,672
$11.98 to $12.30  $12.64 to $12.97  $12.89 to $13.23   $11.40 to $11.43   $11.15 to $11.17   $11.81 to $12.12

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                    LEGG MASON       MFS EMERGING
                                                                   VALUE EQUITY     MARKETS EQUITY
                                                                   SUB-ACCOUNT       SUB-ACCOUNT
                                                                 ----------------  ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND") -- (CONTINUED)
MetLife Defensive Strategy Portfolio
 3,863,912 shares; cost $39,797,705............................. $             --  $             --
MetLife Moderate Strategy Portfolio
 8,546,477 shares; cost $90,450,649.............................               --                --
MetLife Balanced Strategy Portfolio
 19,021,717 shares; cost $207,032,336...........................               --                --
MetLife Growth Strategy Portfolio
 21,731,696 shares; cost $243,529,129...........................               --                --
MetLife Aggressive Strategy Portfolio
 3,967,883 shares; cost $46,096,433.............................               --                --
Cyclical Growth ETF Portfolio
 120,585 shares; cost $1,266,436................................               --                --
Cyclical Growth & Income ETF Portfolio
 96,237 shares; cost $1,041,510.................................               --                --
Van Kampen ComStock Portfolio
 474,875 shares; cost $5,167,422................................               --                --
Legg Mason Value Equity Portfolio
 537,929 shares; cost $5,623,444................................        5,992,530                --
MFS Emerging Markets Equity Portfolio
 159,517 shares; cost $1,495,826................................               --         1,673,329
Loomis Sayles Global Markets Portfolio
 144,704 shares; cost $1,409,009................................               --                --
Met/AIM Capital Appreciation Portfolio
 19,446 shares; cost $223,763...................................               --                --
BlackRock High Yield Portfolio
 7,423 shares; cost $63,110.....................................               --                --
Janus Capital Appreciation Portfolio
 1,825 shares; cost $130,656....................................               --                --
MFS Value Portfolio
 28,043 shares; cost $387,416...................................               --                --
Pioneer Fund Portfolio
 18,077 shares; cost $245,556...................................               --                --
Pioneer Mid-Cap Value Portfolio
 62,487 shares; cost $694,312...................................               --                --
Pioneer Strategic Income Portfolio
 380,151 shares; cost $3,657,951................................               --                --
Dreman Small-Cap Value Portfolio
 59,958 shares; cost $755,867...................................               --                --
BlackRock Large-Cap Core Portfolio
 12,488 shares; cost $132,522...................................               --                --
Strategic Growth & Income Portfolio
 56,204 shares; cost $578,069...................................               --                --
Strategic Conservative Growth Portfolio
 122,689 shares; cost $1,267,492................................               --                --
Strategic Growth Portfolio
 71,773 shares; cost $749,745...................................               --                --
                                                                 ----------------  ----------------
Total Investments...............................................        5,992,530         1,673,329
Due from First MetLife Investors Insurance Company..............               --                --
                                                                 ----------------  ----------------
Total Assets....................................................        5,992,530         1,673,329
LIABILITIES:
Due to First MetLife Investors Insurance Company................             (224)              (79)
                                                                 ----------------  ----------------
NET ASSETS...................................................... $      5,992,306  $      1,673,250
                                                                 ================  ================
Outstanding Units...............................................          538,300           159,951
Unit Fair Values................................................ $11.05 to $11.25  $10.42 to $10.49

  The accompanying notes are an integral part of these financial statements.

 LOOMIS SAYLES          MET/AIM            BLACKROCK            JANUS                MFS             PIONEER
 GLOBAL MARKETS   CAPITAL APPRECIATION    HIGH YIELD     CAPITAL APPRECIATION       VALUE             FUND
  SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
----------------  -------------------- ----------------  -------------------- ----------------  ----------------
$             --    $             --   $             --   $              --   $             --  $             --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
       1,496,240                  --                 --                  --                 --                --
              --             210,602                 --                  --                 --                --
              --                  --             66,209                  --                 --                --
              --                  --                 --             141,687                 --                --
              --                  --                 --                  --            399,329                --
              --                  --                 --                  --                 --           264,478
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
----------------    ----------------   ----------------   -----------------   ----------------  ----------------
       1,496,240             210,602             66,209             141,687            399,329           264,478
              --                  --                 --                  --                 --                --
----------------    ----------------   ----------------   -----------------   ----------------  ----------------
       1,496,240             210,602             66,209             141,687            399,329           264,478
            (171)                (36)               (84)               (105)              (129)              (94)
----------------    ----------------   ----------------   -----------------   ----------------  ----------------
$      1,496,069    $        210,566   $         66,125   $         141,582   $        399,200  $        264,384
================    ================   ================   =================   ================  ================
         144,971              14,923              4,049               1,236             25,279            13,904
$10.28 to $10.35    $13.35 to $14.94   $15.62 to $16.62   $97.82 to $120.96   $15.02 to $16.20  $17.53 to $21.42

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                      PIONEER          PIONEER
                                                                   MID-CAP VALUE   STRATEGIC INCOME
                                                                    SUB-ACCOUNT      SUB-ACCOUNT
                                                                 ----------------  ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND") -- (CONTINUED)
MetLife Defensive Strategy Portfolio
 3,863,912 shares; cost $39,797,705............................. $             --  $             --
MetLife Moderate Strategy Portfolio
 8,546,477 shares; cost $90,450,649.............................               --                --
MetLife Balanced Strategy Portfolio
 19,021,717 shares; cost $207,032,336...........................               --                --
MetLife Growth Strategy Portfolio
 21,731,696 shares; cost $243,529,129...........................               --                --
MetLife Aggressive Strategy Portfolio
 3,967,883 shares; cost $46,096,433.............................               --                --
Cyclical Growth ETF Portfolio
 120,585 shares; cost $1,266,436................................               --                --
Cyclical Growth & Income ETF Portfolio
 96,237 shares; cost $1,041,510.................................               --                --
Van Kampen ComStock Portfolio
 474,875 shares; cost $5,167,422................................               --                --
Legg Mason Value Equity Portfolio
 537,929 shares; cost $5,623,444................................               --                --
MFS Emerging Markets Equity Portfolio
 159,517 shares; cost $1,495,826................................               --                --
Loomis Sayles Global Markets Portfolio
 144,704 shares; cost $1,409,009................................               --                --
Met/AIM Capital Appreciation Portfolio
 19,446 shares; cost $223,763...................................               --                --
BlackRock High Yield Portfolio
 7,423 shares; cost $63,110 ....................................               --                --
Janus Capital Appreciation Portfolio
 1,825 shares; cost $130,656....................................               --                --
MFS Value Portfolio
 28,043 shares; cost $387,416...................................               --                --
Pioneer Fund Portfolio
 18,077 shares; cost $245,556...................................               --                --
Pioneer Mid-Cap Value Portfolio
 62,487 shares; cost $694,312...................................          746,094                --
Pioneer Strategic Income Portfolio
 380,151 shares; cost $3,657,951................................               --         3,596,230
Dreman Small-Cap Value Portfolio
 59,958 shares; cost $755,867...................................               --                --
BlackRock Large-Cap Core Portfolio
 12,488 shares; cost $132,522...................................               --                --
Strategic Growth & Income Portfolio
 56,204 shares; cost $578,069...................................               --                --
Strategic Conservative Growth Portfolio
 122,689 shares; cost $1,267,492................................               --                --
Strategic Growth Portfolio
 71,773 shares; cost $749,745...................................               --                --
                                                                 ----------------  ----------------
Total Investments...............................................          746,094         3,596,230
Due from First MetLife Investors Insurance Company..............               --                --
                                                                 ----------------  ----------------
Total Assets....................................................          746,094         3,596,230
LIABILITIES:
Due to First MetLife Investors Insurance Company................             (142)             (166)
                                                                 ----------------  ----------------
NET ASSETS...................................................... $        745,952  $      3,596,064
                                                                 ================  ================
Outstanding Units...............................................           62,109           194,292
Unit Fair Values................................................ $11.89 to $12.21  $17.28 to $20.43

  The accompanying notes are an integral part of these financial statements.

     DREMAN          BLACKROCK          STRATEGIC          STRATEGIC
 SMALL-CAP VALUE   LARGE-CAP CORE    GROWTH & INCOME  CONSERVATIVE GROWTH STRATEGIC GROWTH
   SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
----------------  ----------------  ----------------  ------------------- ----------------
$             --  $             --  $             --   $             --   $             --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
         825,627                --                --                 --                 --
              --           139,863                --                 --                 --
              --                --           577,211                 --                 --
              --                --                --          1,267,372                 --
              --                --                --                 --            747,157
----------------  ----------------  ----------------   ----------------   ----------------
         825,627           139,863           577,211          1,267,372            747,157
              --                --                --                 --                 --
----------------  ----------------  ----------------   ----------------   ----------------
         825,627           139,863           577,211          1,267,372            747,157
            (223)              (23)               (9)                --                 --
----------------  ----------------  ----------------   ----------------   ----------------
$        825,404  $        139,840  $        577,202   $      1,267,372   $        747,157
================  ================  ================   ================   ================
          60,240            12,560            56,588            123,816             72,449
$13.57 to $13.78  $10.53 to $11.40  $10.19 to $10.26   $10.23 to $10.33   $10.31 to $10.40

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                              RUSSELL            RUSSELL
                                                                         MULTI-STYLE EQUITY AGGRESSIVE EQUITY
                                                                            SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------ -----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
RUSSELL INVESTMENT FUNDS ("RUSSELL FUND"):
Russell Multi-Style Equity Portfolio
 13,927 shares; cost $162,976...........................................      $207,932           $    --
Russell Aggressive Equity Portfolio
 2,957 shares; cost $35,331.............................................            --            42,728
Russell Non-U.S. Portfolio
 3,360 shares; cost $30,469.............................................            --                --
Russell Core Bond Portfolio
 28,703 shares; cost $294,686...........................................            --                --
Russell Real Estate Securities Portfolio
 4,262 shares; cost $53,902.............................................            --                --
AIM VARIABLE INSURANCE PORTFOLIOS, INC. ("AIM FUND"):
AIM V.I. Capital Appreciation Portfolio
 2,937 shares; cost $62,945.............................................            --                --
AIM V.I. International Growth Portfolio
 5,383 shares; cost $129,035............................................            --                --
ALLIANCE VARIABLE PRODUCTS SERIES PORTFOLIO, INC. ("ALLIANCE FUND"):
Alliance Bernstein Large-Cap Growth Portfolio
 150 shares; cost $3,812................................................            --                --
PUTNAM VARIABLE TRUST ("PUTNAM FUND"):
Putnam Growth & Income Portfolio
 7,260 shares; cost $175,285............................................            --                --
Putnam Equity Income Portfolio
 5,167 shares; cost $71,317.............................................            --                --
Putnam Vista Portfolio
 28,803 shares; cost $483,135...........................................            --                --
Putnam Small-Cap Value Portfolio
 4,148 shares; cost $95,026.............................................            --                --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("TEMPLETON FUND"):
Templeton Foreign Securities Portfolio
 362,069 shares; cost $6,066,147........................................            --                --
Templeton Developing Markets Securities Portfolio
 350,762 shares; cost $4,067,169........................................            --                --
Templeton Growth Securities Portfolio
 14,651 shares; cost $215,950...........................................            --                --
Templeton Mutual Shares Portfolio
 29,257 shares; cost $557,737...........................................
Franklin Income Securities Portfolio
 278,337 shares; cost $4,567,014........................................            --                --
FIDELITY VARIABLE INSURANCE PRODUCTS PORTFOLIO ("FIDELITY FUND"):
Fidelity Equity-Income Portfolio
 2,240 shares; cost $54,128.............................................            --                --
Fidelity Mid-Cap Portfolio
 10,495 shares; cost $341,338...........................................            --                --
Fidelity VIP Contrafund Portfolio
 214,998 shares; cost $6,865,917........................................            --                --
                                                                              --------           -------
Total Investments.......................................................       207,932            42,728
Due from First MetLife Investors Insurance Company......................            --                --
                                                                              --------           -------
Total Assets............................................................       207,932            42,728
LIABILITIES:
Due to First MetLife Investors Insurance Company........................            (1)               (4)
                                                                              --------           -------
NET ASSETS..............................................................      $207,931           $42,724
                                                                              ========           =======
Outstanding Units.......................................................        22,268             3,030
Unit Fair Values........................................................      $   9.34           $ 14.10

  The accompanying notes are an integral part of these financial statements.

  RUSSELL     RUSSELL          RUSSELL               AIM V.I.             AIM V.I.       ALLIANCEBERNSTEIN
 NON-U.S.    CORE BOND  REAL ESTATE SECURITIES CAPITAL APPRECIATION INTERNATIONAL GROWTH LARGE-CAP GROWTH
SUB-ACCOUNT SUB-ACCOUNT      SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
----------- ----------- ---------------------- -------------------- -------------------- -----------------
  $    --    $     --          $    --           $            --      $             --   $             --
       --          --               --                        --                    --                 --
   50,440          --               --                        --                    --                 --
       --     291,051               --                        --                    --                 --
       --          --           90,968                        --                    --                 --
       --          --               --                    77,016                    --                 --
       --          --               --                        --               156,998                 --
       --          --               --                        --                    --              3,955
       --          --               --                        --                    --                 --
       --          --               --                        --                    --                 --
       --          --               --                        --                    --                 --
       --          --               --                        --                    --                 --
       --          --               --                        --                    --                 --
       --          --               --                        --                    --                 --
       --          --               --                        --                    --                 --
       --          --               --                        --                    --                 --
       --          --               --                        --                    --                 --
       --          --               --                        --                    --                 --
       --          --               --                        --                    --                 --
  -------    --------          -------           ---------------      ----------------   ----------------
   50,440     291,051           90,968                    77,016               156,998              3,955
       --          --               --                         1                    --                 --
  -------    --------          -------           ---------------      ----------------   ----------------
   50,440     291,051           90,968                    77,017               156,998              3,955
       (3)         --              (11)                       --                   (19)               (14)
  -------    --------          -------           ---------------      ----------------   ----------------
  $50,437    $291,051          $90,957           $        77,017      $        156,979   $          3,941
  =======    ========          =======           ===============      ================   ================
    3,995      21,347            2,667                    10,825                 6,542                119
  $ 12.63    $  13.63          $ 34.10           $7.04 to $23.85      $11.27 to $26.70   $31.84 to $33.74

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006


                                                                              PUTNAM            PUTNAM
                                                                          GROWTH & INCOME    EQUITY INCOME
                                                                            SUB-ACCOUNT       SUB-ACCOUNT
                                                                         ----------------  ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
RUSSELL INVESTMENT FUNDS ("RUSSELL FUND"):
Russell Multi-Style Equity Portfolio
 13,927 shares; cost $162,976........................................... $             --  $             --
Russell Aggressive Equity Portfolio
 2,957 shares; cost $35,331.............................................               --                --
Russell Non-U.S. Portfolio
 3,360 shares; cost $30,469.............................................               --                --
Russell Core Bond Portfolio
 28,703 shares; cost $294,686...........................................               --                --
Russell Real Estate Securities Portfolio
 4,262 shares; cost $53,902.............................................               --                --
AIM VARIABLE INSURANCE PORTFOLIOS, INC. ("AIM FUND"):
AIM V.I. Capital Appreciation Portfolio
 2,937 shares; cost $62,945.............................................               --                --
AIM V.I. International Growth Portfolio
 5,383 shares; cost $129,035............................................               --                --
ALLIANCE VARIABLE PRODUCTS SERIES PORTFOLIO, INC. ("ALLIANCE FUND"):
Alliance Bernstein Large-Cap Growth Portfolio
 150 shares; cost $3,812................................................               --                --
PUTNAM VARIABLE TRUST ("PUTNAM FUND"):
Putnam Growth & Income Portfolio
 7,260 shares; cost $175,285............................................          214,144                --
Putnam Equity Income Portfolio
 5,167 shares; cost $71,317.............................................               --            81,588
Putnam Vista Portfolio
 28,803 shares; cost $483,135...........................................               --                --
Putnam Small-Cap Value Portfolio
 4,148 shares; cost $95,026.............................................               --                --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("TEMPLETON FUND"):
Templeton Foreign Securities Portfolio
 362,069 shares; cost $6,066,147........................................               --                --
Templeton Developing Markets Securities Portfolio
 350,762 shares; cost $4,067,169........................................               --                --
Templeton Growth Securities Portfolio
 14,651 shares; cost $215,950...........................................               --                --
Templeton Mutual Shares Portfolio
 29,257 shares; cost $557,737...........................................
Franklin Income Securities Portfolio
 278,337 shares; cost $4,567,014........................................               --                --
FIDELITY VARIABLE INSURANCE PRODUCTS PORTFOLIO ("FIDELITY FUND"):
Fidelity Equity-Income Portfolio
 2,240 shares; cost $54,128.............................................               --                --
Fidelity Mid-Cap Portfolio
 10,495 shares; cost $341,338...........................................               --                --
Fidelity VIP Contrafund Portfolio
 214,998 shares; cost $6,865,917........................................               --                --
                                                                         ----------------  ----------------
Total Investments.......................................................          214,144            81,588
Due from First MetLife Investors Insurance Company......................               --                --
                                                                         ----------------  ----------------
Total Assets............................................................          214,144            81,588
LIABILITIES:
Due to First MetLife Investors Insurance Company........................              (54)              (56)
                                                                         ----------------  ----------------
NET ASSETS.............................................................. $        214,090  $         81,532
                                                                         ================  ================
Outstanding Units.......................................................           14,830             4,947
Unit Fair Values........................................................ $13.24 to $65.01  $16.11 to $16.56

  The accompanying notes are an integral part of these financial statements.

                                                     TEMPLETON
  PUTNAM         PUTNAM           TEMPLETON          DEVELOPING         TEMPLETON         TEMPLETON
   VISTA     SMALL-CAP VALUE  FOREIGN SECURITIES MARKETS SECURITIES GROWTH SECURITIES   MUTUAL SHARES
SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
----------- ----------------  ------------------ ------------------ ----------------- ----------------
 $     --   $             --   $             --   $             --  $             --  $             --
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
  430,897                 --                 --                 --                --                --
       --            100,680                 --                 --                --                --
       --                 --          6,779,440                 --                --                --
       --                 --                 --          4,838,106                --                --
       --                 --                 --                 --           233,385                --
                                                                                               598,886
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
 --------   ----------------   ----------------   ----------------  ----------------  ----------------
  430,897            100,680          6,779,440          4,838,106           233,385           598,886
       --                 --                 --                 --                --                --
 --------   ----------------   ----------------   ----------------  ----------------  ----------------
  430,897            100,680          6,779,440          4,838,106           233,385           598,886
       --                (57)               (98)              (140)             (102)              (16)
 --------   ----------------   ----------------   ----------------  ----------------  ----------------
 $430,897   $        100,623   $      6,779,342   $      4,837,966  $        233,283  $        598,870
 ========   ================   ================   ================  ================  ================
   64,173              3,849            362,978            295,586            11,905            25,799
 $   6.71   $25.46 to $26.25   $13.82 to $37.24   $12.21 to $21.44  $18.41 to $20.01  $22.56 to $23.73

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                          FRANKLIN INCOME      FIDELITY
                                                                            SECURITIES       EQUITY-INCOME
                                                                            SUB-ACCOUNT       SUB-ACCOUNT
                                                                         ----------------  ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
RUSSELL INVESTMENT FUNDS ("RUSSELL FUND"):
Russell Multi-Style Equity Portfolio
 13,927 shares; cost $162,976........................................... $             --  $             --
Russell Aggressive Equity Portfolio
 2,957 shares; cost $35,331.............................................               --                --
Russell Non-U.S. Portfolio
 3,360 shares; cost $30,469.............................................               --                --
Russell Core Bond Portfolio
 28,703 shares; cost $294,686...........................................               --                --
Russell Real Estate Securities Portfolio
 4,262 shares; cost $53,902.............................................               --                --
AIM VARIABLE INSURANCE PORTFOLIOS, INC. ("AIM FUND"):
AIM V.I. Capital Appreciation Portfolio
 2,937 shares; cost $62,945.............................................               --                --
AIM V.I. International Growth Portfolio
 5,383 shares; cost $129,035............................................               --                --
ALLIANCE VARIABLE PRODUCTS SERIES PORTFOLIO, INC. ("ALLIANCE FUND"):
Alliance Bernstein Large-Cap Growth Portfolio
 150 shares; cost $3,812................................................               --                --
PUTNAM VARIABLE TRUST ("PUTNAM FUND"):
Putnam Growth & Income Portfolio
 7,260 shares; cost $175,285............................................               --                --
Putnam Equity Income Portfolio
 5,167 shares; cost $71,317.............................................               --                --
Putnam Vista Portfolio
 28,803 shares; cost $483,135...........................................               --                --
Putnam Small-Cap Value Portfolio
 4,148 shares; cost $95,026.............................................               --                --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("TEMPLETON FUND"):
Templeton Foreign Securities Portfolio
 362,069 shares; cost $6,066,147........................................               --                --
Templeton Developing Markets Securities Portfolio
 350,762 shares; cost $4,067,169........................................               --                --
Templeton Growth Securities Portfolio
 14,651 shares; cost $215,950...........................................               --                --
Templeton Mutual Shares Portfolio
 29,257 shares; cost $557,737...........................................
Franklin Income Securities Portfolio
 278,337 shares; cost $4,567,014........................................        4,831,936                --
FIDELITY VARIABLE INSURANCE PRODUCTS PORTFOLIO ("FIDELITY FUND"):
Fidelity Equity-Income Portfolio
 2,240 shares; cost $54,128.............................................               --            57,960
Fidelity Mid-Cap Portfolio
 10,495 shares; cost $341,338...........................................               --                --
Fidelity VIP Contrafund Portfolio
 214,998 shares; cost $6,865,917........................................               --                --
                                                                         ----------------  ----------------
Total Investments.......................................................        4,831,936            57,960
Due from First MetLife Investors Insurance Company......................               --                --
                                                                         ----------------  ----------------
Total Assets............................................................        4,831,936            57,960
LIABILITIES:
Due to First MetLife Investors Insurance Company........................              (85)              (22)
                                                                         ----------------  ----------------
NET ASSETS.............................................................. $      4,831,851  $         57,938
                                                                         ================  ================
Outstanding Units.......................................................          112,418             3,262
Unit Fair Values........................................................ $38.83 to $45.21  $15.76 to $65.81


  The accompanying notes are an integral part of these financial statements.

                          FIDELITY          FIDELITY
                           MID-CAP         CONTRAFUND
                         SUB-ACCOUNT       SUB-ACCOUNT
                      ----------------  ----------------
                      $             --  $             --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                               359,466                --
                                    --         6,746,644
                      ----------------  ----------------
                               359,466         6,746,644
                                    --                --
                      ----------------  ----------------
                               359,466         6,746,644
                                   (47)              (73)
                      ----------------  ----------------
                      $        359,419  $      6,746,571
                      ================  ================
                                10,070           170,987
                      $34.80 to $35.93  $36.99 to $40.96

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                     METLIFE              FI
                                                                   STOCK INDEX    INTERNATIONAL STOCK
                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                ----------------  -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND"):
MetLife Stock Index Portfolio
 466,516 shares; cost $14,894,363.............................. $     16,505,346   $             --
FI International Stock Portfolio
 32,579 shares; cost $374,965..................................               --            498,457
BlackRock Bond Income Portfolio
 7,214 shares; cost $759,152...................................               --                 --
BlackRock Money Market Portfolio
 214,777 shares; cost $21,477,617..............................               --                 --
Davis Venture Value Portfolio
 1,445,403 shares; cost $40,503,039............................               --                 --
Harris Oakmark Focused Value Portfolio
 70,499 shares; cost $16,519,663...............................               --                 --
Jennison Growth Portfolio
 1,297,351 shares; cost $13,936,321 ...........................               --                 --
MFS Total Return Portfolio
 23,556 shares; cost $3,454,481................................               --                 --
Capital Guardian U.S. Equity Portfolio
 58,791 shares; cost $720,048..................................               --                 --
Western Asset Management Strategic Bond Opportunities Portfolio
 6,093 shares; cost $74,918....................................               --                 --
Western Asset Management U.S. Government Portfolio
 246,900 shares; cost $2,953,786...............................               --                 --
T. Rowe Price Small-Cap Growth Portfolio
 5,267 shares; cost $66,401....................................               --                 --
T. Rowe Price Large-Cap Growth Portfolio
 64,801 shares; cost $902,609..................................               --                 --
Franklin Templeton Small Cap Growth Portfolio
 26,599 shares; cost $276,032..................................               --                 --
BlackRock Strategic Value Portfolio
 1,254 shares; cost $21,575....................................               --                 --
Oppenheimer Global Equity Portfolio
 3,882 shares; cost $59,912....................................               --                 --
FI Large-Cap Portfolio
 9,906 shares; cost $141,639...................................               --                 --
Fl Value Leaders
 933 shares; cost $180,241.....................................               --                 --
MetLife Aggressive Portfolio
 39,866 shares; cost $443,036..................................               --                 --
MetLife Conservative Portfolio
 56,902 shares; cost $597,372..................................               --                 --
MetLife Conservative to Moderate Portfolio
 13,470 shares; cost $143,570..................................               --                 --
MetLife Moderate Portfolio
 256,391 shares; cost $2,804,181...............................               --                 --
MetLife Moderate to Aggressive Portfolio
 218,162 shares; cost $2,473,756...............................               --                 --
                                                                ----------------   ----------------
Total Investments..............................................       16,505,346            498,457
Due from First MetLife Investors Insurance Company.............               --                 --
                                                                ----------------   ----------------
Total Assets...................................................       16,505,346            498,457
LIABILITIES:
Due to First MetLife Investors Insurance Company...............              (87)               (52)
                                                                ----------------   ----------------
NET ASSETS..................................................... $     16,505,259   $        498,405
                                                                ================   ================
Outstanding Units..............................................        1,255,895             26,246
Unit Fair Values............................................... $12.91 to $13.34   $16.59 to $19.91

  The accompanying notes are an integral part of these financial statements.

    BLACKROCK        BLACKROCK       DAVIS VENTURE    HARRIS OAKMARK      JENNISON            MFS
   BOND INCOME      MONEY MARKET         VALUE        FOCUSED VALUE        GROWTH         TOTAL RETURN
   SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
----------------  ---------------- ----------------  ----------------  ---------------  ----------------
$             --  $             -- $             --  $             --  $            --  $             --
              --                --               --                --               --                --
         777,411                --               --                --               --                --
              --        21,477,617               --                --               --                --
              --                --       50,502,373                --               --                --
              --                --               --        18,595,572               --                --
              --                --               --                --       16,385,548                --
              --                --               --                --               --         3,659,371
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
----------------  ---------------- ----------------  ----------------  ---------------  ----------------
         777,411        21,477,617       50,502,373        18,595,572       16,385,548         3,659,371
              --                21               --                --               --                --
----------------  ---------------- ----------------  ----------------  ---------------  ----------------
         777,411        21,477,638       50,502,373        18,595,572       16,385,548         3,659,371
            (100)               --              (63)             (107)             (39)             (163)
----------------  ---------------- ----------------  ----------------  ---------------  ----------------
$        777,311  $     21,477,638 $     50,502,310  $     18,595,465  $    16,385,509  $      3,659,208
================  ================ ================  ================  ===============  ================
          17,516         2,096,094        3,498,617         1,040,267        1,396,542            86,321
$38.47 to $54.01  $10.06 to $10.78 $14.15 to $41.15  $17.53 to $18.16  $5.09 to $13.84  $12.87 to $50.86

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                CAPITAL GUARDIAN    WESTERN ASSET MANAGEMENT
                                                                  U.S. EQUITY     STRATEGIC BOND OPPORTUNITIES
                                                                  SUB-ACCOUNT             SUB-ACCOUNT
                                                                ----------------  ----------------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND"):
MetLife Stock Index Portfolio
 466,516 shares; cost $14,894,363.............................. $             --        $             --
FI International Stock Portfolio
 32,579 shares; cost $374,965..................................               --                      --
BlackRock Bond Income Portfolio
 7,214 shares; cost $759,152...................................               --                      --
BlackRock Money Market Portfolio
 214,777 shares; cost $21,477,617..............................               --                      --
Davis Venture Value Portfolio
 1,445,403 shares; cost $40,503,039............................               --                      --
Harris Oakmark Focused Value Portfolio
 70,499 shares; cost $16,519,663...............................               --                      --
Jennison Growth Portfolio
 1,297,351 shares; cost $13,936,321 ...........................               --                      --
MFS Total Return Portfolio
 23,556 shares; cost $3,454,481................................               --                      --
Capital Guardian U.S. Equity Portfolio
 58,791 shares; cost $720,048..................................          778,173                      --
Western Asset Management Strategic Bond Opportunities Portfolio
 6,093 shares; cost $74,918....................................               --                  76,344
Western Asset Management U.S. Government Portfolio
 246,900 shares; cost $2,953,786...............................               --                      --
T. Rowe Price Small-Cap Growth Portfolio
 5,267 shares; cost $66,401....................................               --                      --
T. Rowe Price Large-Cap Growth Portfolio
 64,801 shares; cost $902,609..................................               --                      --
Franklin Templeton Small Cap Growth Portfolio
 26,599 shares; cost $276,032..................................               --                      --
BlackRock Strategic Value Portfolio
 1,254 shares; cost $21,575....................................               --                      --
Oppenheimer Global Equity Portfolio
 3,882 shares; cost $59,912....................................               --                      --
FI Large-Cap Portfolio
 9,906 shares; cost $141,639...................................               --                      --
Fl Value Leaders
 933 shares; cost $180,241.....................................               --                      --
MetLife Aggressive Portfolio
 39,866 shares; cost $443,036..................................               --                      --
MetLife Conservative Portfolio
 56,902 shares; cost $597,372..................................               --                      --
MetLife Conservative to Moderate Portfolio
 13,470 shares; cost $143,570..................................               --                      --
MetLife Moderate Portfolio
 256,391 shares; cost $2,804,181...............................               --                      --
MetLife Moderate to Aggressive Portfolio
 218,162 shares; cost $2,473,756...............................               --                      --
                                                                ----------------        ----------------
Total Investments..............................................          778,173                  76,344
Due from First MetLife Investors Insurance Company.............               --                      --
                                                                ----------------        ----------------
Total Assets...................................................          778,173                  76,344
LIABILITIES:
Due to First MetLife Investors Insurance Company...............              (35)                    (23)
                                                                ----------------        ----------------
NET ASSETS..................................................... $        778,138        $         76,321
                                                                ================        ================
Outstanding Units..............................................           60,688                   3,696
Unit Fair Values............................................... $12.77 to $13.23        $20.43 to $22.38

  The accompanying notes are an integral part of these financial statements.

WESTERN ASSET MANAGEMENT  T. ROWE PRICE     T. ROWE PRICE    FRANKLIN TEMPLETON     BLACKROCK        OPPENHEIMER
    U.S. GOVERNMENT      SMALL-CAP GROWTH  LARGE-CAP GROWTH   SMALL-CAP GROWTH   STRATEGIC VALUE    GLOBAL EQUITY
      SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
------------------------ ----------------  ----------------  ------------------ ----------------  ----------------
    $             --     $             --  $             --   $             --  $             --  $             --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
           3,026,010                   --                --                 --                --                --
                  --               81,216                --                 --                --                --
                  --                   --           984,480                 --                --                --
                  --                   --                --            287,001                --                --
                  --                   --                --                 --            21,951                --
                  --                   --                --                 --                --            65,218
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
    ----------------     ----------------  ----------------   ----------------  ----------------  ----------------
           3,026,010               81,216           984,480            287,001            21,951            65,218
                  --                   --                --                 --                --                --
    ----------------     ----------------  ----------------   ----------------  ----------------  ----------------
           3,026,010               81,216           984,480            287,001            21,951            65,218
                (155)                 (26)               (7)               (28)              (42)              (66)
    ----------------     ----------------  ----------------   ----------------  ----------------  ----------------
    $      3,025,855     $         81,190  $        984,473   $        286,973  $         21,909  $         65,152
    ================     ================  ================   ================  ================  ================
             192,698                5,516            69,795             26,486             1,028             3,382
    $14.50 to $16.38     $14.58 to $15.70  $14.01 to $14.89   $10.62 to $10.93  $20.78 to $22.25  $18.38 to $20.58

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                       FI                FL
                                                                    LARGE CAP       VALUE LEADERS
                                                                   SUB-ACCOUNT       SUB-ACCOUNT
                                                                ----------------  ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND"):
MetLife Stock Index Portfolio
 466,516 shares; cost $14,894,363.............................. $             --  $             --
FI International Stock Portfolio
 32,579 shares; cost $374,965..................................               --                --
BlackRock Bond Income Portfolio
 7,214 shares; cost $759,152...................................               --                --
BlackRock Money Market Portfolio
 214,777 shares; cost $21,477,617..............................               --                --
Davis Venture Value Portfolio
 1,445,403 shares; cost $40,503,039............................               --                --
Harris Oakmark Focused Value Portfolio
 70,499 shares; cost $16,519,663...............................               --                --
Jennison Growth Portfolio
 1,297,351 shares; cost $13,936,321 ...........................               --                --
MFS Total Return Portfolio
 23,556 shares; cost $3,454,481................................               --                --
Capital Guardian U.S. Equity Portfolio
 58,791 shares; cost $720,048..................................               --                --
Western Asset Management Strategic Bond Opportunities Portfolio
 6,093 shares; cost $74,918....................................               --                --
Western Asset Management U.S. Government Portfolio
 246,900 shares; cost $2,953,786...............................               --                --
T. Rowe Price Small-Cap Growth Portfolio
 5,267 shares; cost $66,401....................................               --                --
T. Rowe Price Large-Cap Growth Portfolio
 64,801 shares; cost $902,609..................................               --                --
Franklin Templeton Small Cap Growth Portfolio
 26,599 shares; cost $276,032..................................               --                --
BlackRock Strategic Value Portfolio
 1,254 shares; cost $21,575....................................               --                --
Oppenheimer Global Equity Portfolio
 3,882 shares; cost $59,912....................................               --                --
FI Large-Cap Portfolio
 9,906 shares; cost $141,639...................................          149,775                --
Fl Value Leaders
 933 shares; cost $180,241.....................................               --           194,017
MetLife Aggressive Portfolio
 39,866 shares; cost $443,036..................................               --                --
MetLife Conservative Portfolio
 56,902 shares; cost $597,372..................................               --                --
MetLife Conservative to Moderate Portfolio
 13,470 shares; cost $143,570..................................               --                --
MetLife Moderate Portfolio
 256,391 shares; cost $2,804,181...............................               --                --
MetLife Moderate to Aggressive Portfolio
 218,162 shares; cost $2,473,756...............................               --                --
                                                                ----------------  ----------------
Total Investments..............................................          149,775           194,017
Due from First MetLife Investors Insurance Company.............               --                --
                                                                ----------------  ----------------
Total Assets...................................................          149,775           194,017
LIABILITIES:
Due to First MetLife Investors Insurance Company...............             (113)              (80)
                                                                ----------------  ----------------
NET ASSETS..................................................... $        149,662  $        193,937
                                                                ================  ================
Outstanding Units..............................................            8,734             9,168
Unit Fair Values............................................... $16.16 to $17.74  $19.83 to $21.76

  The accompanying notes are an integral part of these financial statements.

       METLIFE                METLIFE                       METLIFE                     METLIFE
AGGRESSIVE ALLOCATION CONSERVATIVE ALLOCATION CONSERVATIVE TO MODERATE ALLOCATION MODERATE ALLOCATION
     SUB-ACCOUNT            SUB-ACCOUNT                   SUB-ACCOUNT                 SUB-ACCOUNT
--------------------- ----------------------- ----------------------------------- -------------------
  $             --       $             --              $             --            $             --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
           487,964                     --                            --                          --
                --                599,743                            --                          --
                --                     --                       148,435                          --
                --                     --                            --                   2,943,372
                --                     --                            --                          --
  ----------------       ----------------              ----------------            ----------------
           487,964                599,743                       148,435                   2,943,372
                --                     --                            --                          --
  ----------------       ----------------              ----------------            ----------------
           487,964                599,743                       148,435                   2,943,372
               (51)                   (27)                          (47)                        (23)
  ----------------       ----------------              ----------------            ----------------
  $        487,913       $        599,716              $        148,388            $      2,943,349
  ================       ================              ================            ================
            39,044                 55,733                        13,244                     251,739
  $12.39 to $12.57       $10.65 to $10.81              $11.10 to $11.26            $11.58 to $11.75

             METLIFE
MODERATE TO AGGRESSIVE ALLOCATION
           SUB-ACCOUNT
---------------------------------
        $             --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
               2,604,857
        ----------------
               2,604,857
                      --
        ----------------
               2,604,857
                      --
        ----------------
        $      2,604,857
        ================
                 218,070
        $11.84 to $12.01

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                         PIMCO            PIMCO
                                                                    HIGH YIELD BOND    LOW DURATION
                                                                      SUB-ACCOUNT      SUB-ACCOUNT
                                                                   ----------------  ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
PIMCO VARIABLE INSURANCE TRUST ("PIMCO FUND"):
PIMCO High Bond Portfolio
 16,489 shares; cost $134,619..................................... $        137,519  $             --
PIMCO Low Duration Portfolio
 11,623 shares; cost $119,005.....................................               --           116,932
PIONEER VARIABLE CONTRACTS TRUST: ("PIONEER FUND")
Pioneer VCT Mid-Cap Portfolio
 10,288 shares; cost $198,423.....................................               --                --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUNDS"):
American Funds Global Growth Portfolio
 226,958 shares; cost $4,814,887..................................               --                --
American Funds Growth and Income Portfolio
 171,994 shares; cost $6,896,264..................................               --                --
American Funds Growth Portfolio
 151,309 shares; cost $9,223,078..................................               --                --
MORGAN STANLEY VARIABLE INVESTMENT SERIES ("MORGAN STANLEY FUND"):
Van Kampen UIF Equity and Income Portfolio
 103,077 shares; cost $1,472,354..................................               --                --
Van Kampen UIF U.S. Real Estate Securities Portfolio
 24,514 shares; cost $683,055.....................................               --                --
VAN KAMPEN LIFE INVESTMENT TRUST: ("VAN KAMPEN FUND")
Van Kampen LIT Comstock Portfolio
 31,116 shares; cost $429,730.....................................               --                --
Van Kampen LIT Strategic Growth Portfolio
 6,488 shares; cost $176,923......................................               --                --
Van Kampen LIT Growth and Income Portfolio
 22,519 shares; cost $464,699.....................................               --                --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I: ("LMPV I FUND")
Legg Mason Partners Variable Global High Yield Bond Portfolio
 128,705 shares; cost $1,281,719..................................               --                --
Legg Mason Partners Variable Small-Cap Growth Portfolio
 73,905 shares; cost $1,054,940...................................               --                --
Legg Mason Partners Variable Investors Portfolio
 8,620 shares; cost $135,995......................................               --                --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II: ("LMPV II FUND")
Legg Mason Partners Variable Capital and Income Portfolio
 61,114 shares; cost $684,366.....................................               --                --
Legg Mason Partners Variable Equity Index Portfolio
 85,946 shares; cost $2,792,596...................................               --                --
                                                                   ----------------  ----------------
Total Investments.................................................          137,519           116,932
Due from First MetLife Investors Insurance Company................               --                --
                                                                   ----------------  ----------------
Total Assets......................................................          137,519           116,932
LIABILITIES:
Due to First MetLife Investors Insurance Company..................              (14)              (22)
                                                                   ----------------  ----------------
NET ASSETS........................................................ $        137,505  $        116,910
                                                                   ================  ================
Outstanding Units.................................................            9,739             9,448
Unit Fair Values.................................................. $14.03 to $14.33  $12.33 to $12.53

  The accompanying notes are an integral part of these financial statements.

     PIONEER       AMERICAN FUNDS    AMERICAN FUNDS      AMERICAN FUNDS        VAN KAMPEN                VAN KAMPEN
VCT MID-CAP VALUE  GLOBAL GROWTH     GROWTH & INCOME         GROWTH        UIF EQUITY & INCOME UIF U.S. REAL ESTATE SECURITIES
   SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT               SUB-ACCOUNT
----------------- ----------------  -----------------  ------------------  ------------------- -------------------------------
$             --  $             --  $              --  $               --   $             --          $             --
              --                --                 --                  --                 --                        --
         208,220                --                 --                  --                 --                        --
              --         5,285,847                 --                  --                 --                        --
              --                --          7,256,421                  --                 --                        --
              --                --                 --           9,695,869                 --                        --
              --                --                 --                  --          1,534,814                        --
              --                --                 --                  --                 --                   719,719
              --                --                 --                  --                 --                        --
              --                --                 --                  --                 --                        --
              --                --                 --                  --                 --                        --
              --                --                 --                  --                 --                        --
              --                --                 --                  --                 --                        --
              --                --                 --                  --                 --                        --
              --                --                 --                  --                 --                        --
              --                --                 --                  --                 --                        --
----------------  ----------------  -----------------  ------------------   ----------------          ----------------
         208,220         5,285,847          7,256,421           9,695,869          1,534,814                   719,719
              --                --                 --                  --                 89                        --
----------------  ----------------  -----------------  ------------------   ----------------          ----------------
         208,220         5,285,847          7,256,421           9,695,869          1,534,903                   719,719
             (93)             (183)               (44)               (153)               (36)                      (31)
----------------  ----------------  -----------------  ------------------   ----------------          ----------------
$        208,127  $      5,285,664  $       7,256,377  $        9,695,716   $      1,534,867          $        719,688
================  ================  =================  ==================   ================          ================
           6,585           209,756             67,192              65,239            103,030                    23,991
$30.41 to $31.88  $23.74 to $27.58  $94.31 to $115.89  $129.74 to $159.43   $14.74 to $14.96          $29.52 to $30.20

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                      VAN KAMPEN          VAN KAMPEN
                                                                     LIT COMSTOCK    LIT STRATEGIC GROWTH
                                                                     SUB-ACCOUNT         SUB-ACCOUNT
                                                                   ----------------  --------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
PIMCO VARIABLE INSURANCE TRUST ("PIMCO FUND"):
PIMCO High Bond Portfolio
 16,489 shares; cost $134,619..................................... $             --     $           --
PIMCO Low Duration Portfolio
 11,623 shares; cost $119,005.....................................               --                 --
PIONEER VARIABLE CONTRACTS TRUST: ("PIONEER FUND")
Pioneer VCT Mid-Cap Portfolio
 10,288 shares; cost $198,423.....................................               --                 --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUNDS"):
American Funds Global Growth Portfolio
 226,958 shares; cost $4,814,887..................................               --                 --
American Funds Growth and Income Portfolio
 171,994 shares; cost $6,896,264..................................               --                 --
American Funds Growth Portfolio
 151,309 shares; cost $9,223,078..................................               --                 --
MORGAN STANLEY VARIABLE INVESTMENT SERIES ("MORGAN STANLEY FUND"):
Van Kampen UIF Equity and Income Portfolio
 103,077 shares; cost $1,472,354..................................               --                 --
Van Kampen UIF U.S. Real Estate Securities Portfolio
 24,514 shares; cost $683,055.....................................               --                 --
VAN KAMPEN LIFE INVESTMENT TRUST: ("VAN KAMPEN FUND")
Van Kampen LIT Comstock Portfolio
 31,116 shares; cost $429,730.....................................          457,400                 --
Van Kampen LIT Strategic Growth Portfolio
 6,488 shares; cost $176,923......................................               --            185,154
Van Kampen LIT Growth and Income Portfolio
 22,519 shares; cost $464,699.....................................               --                 --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I: ("LMPV I FUND")
Legg Mason Partners Variable Global High Yield Bond Portfolio
 128,705 shares; cost $1,281,719..................................               --                 --
Legg Mason Partners Variable Small-Cap Growth Portfolio
 73,905 shares; cost $1,054,940...................................               --                 --
Legg Mason Partners Variable Investors Portfolio
 8,620 shares; cost $135,995......................................               --                 --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II: ("LMPV II FUND")
Legg Mason Partners Variable Capital and Income Portfolio
 61,114 shares; cost $684,366.....................................               --                 --
Legg Mason Partners Variable Equity Index Portfolio
 85,946 shares; cost $2,792,596...................................               --                 --
                                                                   ----------------     --------------
Total Investments.................................................          457,400            185,154
Due from First MetLife Investors Insurance Company................               --                 --
                                                                   ----------------     --------------
Total Assets......................................................          457,400            185,154
LIABILITIES:
Due to First MetLife Investors Insurance Company..................              (72)               (34)
                                                                   ----------------     --------------
NET ASSETS........................................................ $        457,328     $      185,120
                                                                   ================     ==============
Outstanding Units.................................................           29,778             38,312
Unit Fair Values.................................................. $15.09 to $15.48     $4.63 to $4.87

  The accompanying notes are an integral part of these financial statements.

    VAN KAMPEN               LMPV                LMPV              LMPV              LMPV              LMPV
LIT GROWTH & INCOME GLOBAL HIGH YIELD BOND SMALL-CAP GROWTH      INVESTORS     CAPITAL & INCOME  EQUITY INDEX FUND
    SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT
------------------- ---------------------- ----------------  ----------------  ----------------  -----------------
 $             --      $             --    $             --  $             --  $             --   $            --
               --                    --                  --                --                --                --
               --                    --                  --                --                --                --
               --                    --                  --                --                --                --
               --                    --                  --                --                --                --
               --                    --                  --                --                --                --
               --                    --                  --                --                --                --
               --                    --                  --                --                --                --
               --                    --                  --                --                --                --
               --                    --                  --                --                --                --
          494,511                    --                  --                --                --                --
               --             1,265,167                  --                --                --                --
               --                    --           1,083,444                --                --                --
               --                    --                  --           142,655                                  --
               --                    --                  --                --           705,256                --
               --                    --                  --                --                --         2,930,866
 ----------------      ----------------    ----------------  ----------------  ----------------   ---------------
          494,511             1,265,167           1,083,444           142,655           705,256         2,930,866
               --                    --                  --                --                --                --
 ----------------      ----------------    ----------------  ----------------  ----------------   ---------------
          494,511             1,265,167           1,083,444           142,655           705,256         2,930,866
              (65)                 (138)                (80)              (36)               (9)             (111)
 ----------------      ----------------    ----------------  ----------------  ----------------   ---------------
 $        494,446      $      1,265,029    $      1,083,364  $        142,619  $        705,247   $     2,930,755
 ================      ================    ================  ================  ================   ===============
           35,031                77,538              82,352             8,665            60,594           110,285
 $13.84 to $14.19      $15.48 to $16.73    $12.81 to $13.36  $15.74 to $17.05  $11.58 to $11.66   $9.61 to $28.80

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                                                   LMPV
                                                                                             FUNDAMENTAL VALUE
                                                                                                SUB-ACCOUNT
                                                                                             -----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II: ("LMPV II FUND") -- (CONTINUED)
Legg Mason Partners Variable Fundamental Value Portfolio
 95,798 shares; cost $2,136,589............................................................. $      2,183,231
Legg Mason Partners Variable Appreciation Portfolio
 57,949 shares; cost $1,513,048.............................................................               --
Legg Mason Partners Variable Growth & Income Portfolio
 17,935 shares; cost $183,958...............................................................               --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III: ("LMPV III FUND")
Legg Mason Partners Variable Adjustable Rate Income Portfolio
 11,885 shares; cost $120,928...............................................................               --
Legg Mason Partners Variable Aggressive Growth Portfolio
 336,361 shares; cost $5,177,825............................................................               --
Legg Mason Partners Variable Large-Cap Growth Portfolio
 9,832 shares; cost $148,181................................................................               --
Legg Mason Partners Variable Large-Cap Value Portfolio
 5,978 shares; cost $120,722................................................................               --
Legg Mason Partners Variable Money Market Portfolio
 4,420,616 shares; cost $4,420,616..........................................................               --
Legg Mason Partners Variable Social Awareness Stock Portfolio
 269 shares; cost $6,637....................................................................               --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV: ("LMPV IV FUND")
Legg Mason Partners Variable Balanced Multiple Discipline All-Cap Growth and Value Portfolio
 148,192 shares; cost $2,082,848............................................................               --
Legg Mason Partners Variable Multiple Discipline All-Cap Growth and Value Portfolio
 30,627 shares; cost $484,420...............................................................               --
Legg Mason Partners Variable Multiple Discipline Large-Cap Growth and Value Portfolio
 1,911 shares; cost $30,489.................................................................               --
Legg Mason Partners Variable Multiple Discipline Global All-Cap Growth and Value Portfolio
 58,898 shares; cost $1,002,578.............................................................               --
LEGG MASON PARTNERS INVESTMENT SERIES: ("LMPI FUND")
Legg Mason Partners Variable Dividend Strategy Portfolio
 14,034 shares; cost $136,990...............................................................               --
LEGG MASON PARTNERS LIFESTYLE SERIES: ("LMPL FUND")
Legg Mason Partners Variable Lifestyle Balanced Portfolio
 16,427 shares; cost $204,492...............................................................               --
Legg Mason Partners Variable Lifestyle Growth Portfolio
 448 shares; cost $4,899....................................................................               --
Legg Mason Partners Variable Lifestyle High Growth Portfolio
 100 shares; cost $1,399....................................................................               --
                                                                                             ----------------
Total Investments...........................................................................        2,183,231
Due from First MetLife Investors Insurance Company..........................................               --
                                                                                             ----------------
Total Assets................................................................................        2,183,231
LIABILITIES:
Due to First MetLife Investors Insurance Company............................................             (120)
                                                                                             ----------------
NET ASSETS.................................................................................. $      2,183,111
                                                                                             ================
Outstanding Units...........................................................................           63,532
Unit Fair Values............................................................................ $31.66 to $35.61

                                                                                                     LMPV
                                                                                             CAPITAL APPRECIATION
                                                                                                 SUB-ACCOUNT
                                                                                             --------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II: ("LMPV II FUND") -- (CONTINUED)
Legg Mason Partners Variable Fundamental Value Portfolio
 95,798 shares; cost $2,136,589.............................................................   $             --
Legg Mason Partners Variable Appreciation Portfolio
 57,949 shares; cost $1,513,048.............................................................          1,550,135
Legg Mason Partners Variable Growth & Income Portfolio
 17,935 shares; cost $183,958...............................................................                 --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III: ("LMPV III FUND")
Legg Mason Partners Variable Adjustable Rate Income Portfolio
 11,885 shares; cost $120,928...............................................................                 --
Legg Mason Partners Variable Aggressive Growth Portfolio
 336,361 shares; cost $5,177,825............................................................                 --
Legg Mason Partners Variable Large-Cap Growth Portfolio
 9,832 shares; cost $148,181................................................................                 --
Legg Mason Partners Variable Large-Cap Value Portfolio
 5,978 shares; cost $120,722................................................................                 --
Legg Mason Partners Variable Money Market Portfolio
 4,420,616 shares; cost $4,420,616..........................................................                 --
Legg Mason Partners Variable Social Awareness Stock Portfolio
 269 shares; cost $6,637....................................................................                 --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV: ("LMPV IV FUND")
Legg Mason Partners Variable Balanced Multiple Discipline All-Cap Growth and Value Portfolio
 148,192 shares; cost $2,082,848............................................................                 --
Legg Mason Partners Variable Multiple Discipline All-Cap Growth and Value Portfolio
 30,627 shares; cost $484,420...............................................................                 --
Legg Mason Partners Variable Multiple Discipline Large-Cap Growth and Value Portfolio
 1,911 shares; cost $30,489.................................................................                 --
Legg Mason Partners Variable Multiple Discipline Global All-Cap Growth and Value Portfolio
 58,898 shares; cost $1,002,578.............................................................                 --
LEGG MASON PARTNERS INVESTMENT SERIES: ("LMPI FUND")
Legg Mason Partners Variable Dividend Strategy Portfolio
 14,034 shares; cost $136,990...............................................................                 --
LEGG MASON PARTNERS LIFESTYLE SERIES: ("LMPL FUND")
Legg Mason Partners Variable Lifestyle Balanced Portfolio
 16,427 shares; cost $204,492...............................................................                 --
Legg Mason Partners Variable Lifestyle Growth Portfolio
 448 shares; cost $4,899....................................................................                 --
Legg Mason Partners Variable Lifestyle High Growth Portfolio
 100 shares; cost $1,399....................................................................                 --
                                                                                               ----------------
Total Investments...........................................................................          1,550,135
Due from First MetLife Investors Insurance Company..........................................                 --
                                                                                               ----------------
Total Assets................................................................................          1,550,135
LIABILITIES:
Due to First MetLife Investors Insurance Company............................................               (229)
                                                                                               ----------------
NET ASSETS..................................................................................   $      1,549,906
                                                                                               ================
Outstanding Units...........................................................................             50,231
Unit Fair Values............................................................................   $27.95 to $32.05

  The accompanying notes are an integral part of these financial statements.

      LMPV                 LMPV                LMPV              LMPV              LMPV              LMPV
 GROWTH & INCOME  ADJUSTABLE RATE INCOME AGGRESSIVE GROWTH LARGE-CAP GROWTH   LARGE-CAP VALUE    MONEY MARKET
   SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
----------------  ---------------------- ----------------- ----------------  ----------------  ----------------
$             --     $             --    $             --  $             --  $             --  $             --
              --                   --                  --                --                --                --
         196,743                   --                  --                --                --                --
              --              117,422                  --                --                --                --
              --                   --           5,435,592                --                --                --
              --                   --                  --           155,045                --                --
              --                   --                  --                --           129,787                --
              --                   --                  --                --                --         4,420,616
              --                   --                  --                --                --                --
              --                   --                  --                --                --                --
              --                   --                  --                --                --                --
              --                   --                  --                --                --                --
              --                   --                  --                --                --                --
              --                   --                  --                --                --                --
              --                   --                  --                --                --                --
              --                   --                  --                --                --                --
              --                   --                  --                --                --                --
----------------     ----------------    ----------------  ----------------  ----------------  ----------------
         196,743              117,422           5,435,592           155,045           129,787         4,420,616
              --                   --                  --                --                --                --
----------------     ----------------    ----------------  ----------------  ----------------  ----------------
         196,743              117,422           5,435,592           155,045           129,787         4,420,616
             (59)                 (65)               (117)             (126)              (48)              (87)
----------------     ----------------    ----------------  ----------------  ----------------  ----------------
$        196,684     $        117,357    $      5,435,475  $        154,919  $        129,739  $      4,420,529
================     ================    ================  ================  ================  ================
          19,100               11,506             402,453            11,283             5,283           340,316
$10.05 to $10.35     $10.04 to $10.33    $13.12 to $13.68  $13.11 to $14.18  $23.80 to $25.02  $11.93 to $13.35

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONCLUDED)
                               DECEMBER 31, 2006


                                                                                                      LMPV
                                                                                             SOCIAL AWARENESS STOCK
                                                                                                  SUB-ACCOUNT
                                                                                             ----------------------
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III: ("LMPV III FUND") -- (CONTINUED)
Legg Mason Partners Variable Fundamental Value Portfolio
 95,798 shares; cost $2,136,589.............................................................    $             --
Legg Mason Partners Variable Appreciation Portfolio
 57,949 shares; cost $1,513,048.............................................................                  --
Legg Mason Partners Variable Growth & Income Portfolio
 17,935 shares; cost $183,958...............................................................                  --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III: ("LMPV III FUND")
Legg Mason Partners Variable Adjustable Rate Income Portfolio
 11,885 shares; cost $120,928...............................................................                  --
Legg Mason Partners Variable Aggressive Growth Portfolio
 336,361 shares; cost $5,177,825............................................................                  --
Legg Mason Partners Variable Large-Cap Growth Portfolio
 9,832 shares; cost $148,181................................................................                  --
Legg Mason Partners Variable Large-Cap Value Portfolio
 5,978 shares; cost $120,722................................................................                  --
Legg Mason Partners Variable Money Market Portfolio
 4,420,616 shares; cost $4,420,616..........................................................                  --
Legg Mason Partners Variable Social Awareness Stock Portfolio
 269 shares; cost $6,637....................................................................               7,259
LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV: ("LMPV IV FUND")
Legg Mason Partners Variable Balanced Multiple Discipline All-Cap Growth and Value Portfolio
 148,192 shares; cost $2,082,848............................................................                  --
Legg Mason Partners Variable Multiple Discipline All-Cap Growth and Value Portfolio
 30,627 shares; cost $484,420...............................................................                  --
Legg Mason Partners Variable Multiple Discipline Large-Cap Growth and Value Portfolio
 1,911 shares; cost $30,489.................................................................                  --
Legg Mason Partners Variable Multiple Discipline Global All-Cap Growth and Value Portfolio
 58,898 shares; cost $1,002,578.............................................................                  --
LEGG MASON PARTNERS INVESTMENT SERIES: ("LMPI FUND")
Legg Mason Partners Variable Dividend Strategy Portfolio
 14,034 shares; cost $136,990...............................................................                  --
LEGG MASON PARTNERS LIFESTYLE SERIES: ("LMPL FUND")
Legg Mason Partners Variable Lifestyle Balanced Portfolio
 16,427 shares; cost $204,492...............................................................                  --
Legg Mason Partners Variable Lifestyle Growth Portfolio
 448 shares; cost $4,899....................................................................                  --
Legg Mason Partners Variable Lifestyle High Growth Portfolio
 100 shares; cost $1,399....................................................................                  --
                                                                                                ----------------
Total Investments...........................................................................               7,259
Due from First MetLife Investors Insurance Company..........................................                  --
                                                                                                ----------------
Total Assets................................................................................               7,259
LIABILITIES:
Due to First MetLife Investors Insurance Company............................................                 (42)
                                                                                                ----------------
NET ASSETS..................................................................................    $          7,217
                                                                                                ================
Outstanding Units...........................................................................                 260
Unit Fair Values............................................................................    $26.26 to $27.85

                                                                                                         LMPV
                                                                                             MULTIPLE DISCIPLINE BALANCED
                                                                                                ALL-CAP GROWTH & VALUE
                                                                                                     SUB-ACCOUNT
                                                                                             ----------------------------
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III: ("LMPV III FUND") -- (CONTINUED)
Legg Mason Partners Variable Fundamental Value Portfolio
 95,798 shares; cost $2,136,589.............................................................       $             --
Legg Mason Partners Variable Appreciation Portfolio
 57,949 shares; cost $1,513,048.............................................................                     --
Legg Mason Partners Variable Growth & Income Portfolio
 17,935 shares; cost $183,958...............................................................                     --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III: ("LMPV III FUND")
Legg Mason Partners Variable Adjustable Rate Income Portfolio
 11,885 shares; cost $120,928...............................................................                     --
Legg Mason Partners Variable Aggressive Growth Portfolio
 336,361 shares; cost $5,177,825............................................................                     --
Legg Mason Partners Variable Large-Cap Growth Portfolio
 9,832 shares; cost $148,181................................................................                     --
Legg Mason Partners Variable Large-Cap Value Portfolio
 5,978 shares; cost $120,722................................................................                     --
Legg Mason Partners Variable Money Market Portfolio
 4,420,616 shares; cost $4,420,616..........................................................                     --
Legg Mason Partners Variable Social Awareness Stock Portfolio
 269 shares; cost $6,637....................................................................                     --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV: ("LMPV IV FUND")
Legg Mason Partners Variable Balanced Multiple Discipline All-Cap Growth and Value Portfolio
 148,192 shares; cost $2,082,848............................................................              2,105,811
Legg Mason Partners Variable Multiple Discipline All-Cap Growth and Value Portfolio
 30,627 shares; cost $484,420...............................................................                     --
Legg Mason Partners Variable Multiple Discipline Large-Cap Growth and Value Portfolio
 1,911 shares; cost $30,489.................................................................                     --
Legg Mason Partners Variable Multiple Discipline Global All-Cap Growth and Value Portfolio
 58,898 shares; cost $1,002,578.............................................................                     --
LEGG MASON PARTNERS INVESTMENT SERIES: ("LMPI FUND")
Legg Mason Partners Variable Dividend Strategy Portfolio
 14,034 shares; cost $136,990...............................................................                     --
LEGG MASON PARTNERS LIFESTYLE SERIES: ("LMPL FUND")
Legg Mason Partners Variable Lifestyle Balanced Portfolio
 16,427 shares; cost $204,492...............................................................                     --
Legg Mason Partners Variable Lifestyle Growth Portfolio
 448 shares; cost $4,899....................................................................                     --
Legg Mason Partners Variable Lifestyle High Growth Portfolio
 100 shares; cost $1,399....................................................................                     --
                                                                                                   ----------------
Total Investments...........................................................................              2,105,811
Due from First MetLife Investors Insurance Company..........................................                 31,457
                                                                                                   ----------------
Total Assets................................................................................              2,137,268
LIABILITIES:
Due to First MetLife Investors Insurance Company............................................                    (57)
                                                                                                   ----------------
NET ASSETS..................................................................................       $      2,137,211
                                                                                                   ================
Outstanding Units...........................................................................                147,857
Unit Fair Values............................................................................       $14.18 to $14.70


  The accompanying notes are an integral part of these financial statements.

         LMPV                 LMPV                    LMPV
 MULTIPLE DISCIPLINE   MULTIPLE DISCIPLINE MULTIPLE DISCIPLINE GLOBAL       LMPV               LMPV              LMPV
ALL-CAP GROWTH & VALUE LARGE-CAP GROWTH &    ALL-CAP GROWTH & VALUE   DIVIDEND STRATEGY LIFESTYLE BALANCED LIFESTYLE GROWTH
     SUB-ACCOUNT        VALUE SUB-ACCOUNT         SUB-ACCOUNT            SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
---------------------- ------------------- -------------------------- ----------------- ------------------ ----------------
   $             --     $             --        $             --       $           --    $             --  $             --
                 --                   --                      --                   --                  --                --
                 --                   --                      --                   --                  --                --
                 --                   --                      --                   --                  --                --
                 --                   --                      --                   --                  --                --
                 --                   --                      --                   --                  --                --
                 --                   --                      --                   --                  --                --
                 --                   --                      --                   --                  --                --
                 --                   --                      --                   --                  --                --
                 --                   --                      --                   --                  --                --
            502,902                   --                      --                   --                  --                --
                 --               30,378                      --                   --                  --                --
                 --                   --               1,057,227                   --                  --                --
                 --                   --                      --              140,898                  --                --
                 --                   --                      --                   --             205,662                --
                 --                   --                      --                   --                                 5,132
                 --                   --                      --                   --                                    --
   ----------------     ----------------        ----------------       --------------    ----------------  ----------------
            502,902               30,378               1,057,227              140,898             205,662             5,132
                 --                   --                      --                   --                  --                --
   ----------------     ----------------        ----------------       --------------    ----------------  ----------------
            502,902               30,378               1,057,227              140,898             205,662             5,132
               (121)                 (10)                   (102)                (113)                (66)              (24)
   ----------------     ----------------        ----------------       --------------    ----------------  ----------------
   $        502,781     $         30,368        $      1,057,125       $      140,785    $        205,596  $          5,108
   ================     ================        ================       ==============    ================  ================
             30,227                1,896                  59,137               14,850              13,022               351
   $16.19 to $16.82     $15.58 to $16.19        $17.41 to $18.08       $9.04 to $9.59    $15.26 to $15.88  $13.97 to $14.53

        LMPV
LIFESTYLE HIGH GROWTH
     SUB-ACCOUNT
---------------------
  $             --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
             1,423
  ----------------
             1,423
                --
  ----------------
             1,423
                (4)
  ----------------
  $          1,419
  ================
                93
  $14.59 to $15.18

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2006


                                            LORD ABBETT     LORD ABBETT    LORD ABBETT
                                         GROWTH AND INCOME BOND DEBENTURE MID-CAP VALUE
                                            SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                                         ----------------- -------------- -------------
                                               2006             2006          2006
                                         ----------------- -------------- -------------
NET INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................    $  495,056       $1,343,208     $ 10,971
Expenses:
 Mortality and expense risk charges.....       477,786          290,717       36,228
 Administrative charges.................        83,680           51,306        6,355
                                            ----------       ----------     --------
Total expenses..........................       561,466          342,023       42,583
                                            ----------       ----------     --------
Net investment (loss) income............       (66,410)       1,001,185      (31,612)
                                            ----------       ----------     --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security
 transactions...........................       248,966          (18,472)      75,949
Realized gain distributions.............     2,613,622               --      177,607
                                            ----------       ----------     --------
Net realized gains (losses) on
 investments............................     2,862,588          (18,472)     253,556
Change in unrealized appreciation
 (depreciation) of investments..........     2,256,347          505,205      187,559
                                            ----------       ----------     --------
Net realized and unrealized gains
 (losses) on investments................     5,118,935          486,733      441,115
                                            ----------       ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............    $5,052,525       $1,487,918     $409,503
                                            ==========       ==========     ========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

 MET/PUTNAM   OPPENHEIMER  LEGG MASON  VAN KAMPEN                   RCM                         MFS
   CAPITAL      CAPITAL    AGGRESSIVE    MID-CAP      PIMCO       GLOBAL    T. ROWE PRICE    RESEARCH      LAZARD
OPPORTUNITIES APPRECIATION   GROWTH      GROWTH    TOTAL RETURN TECHNOLOGY  MID-CAP GROWTH INTERNATIONAL   MID-CAP
 SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT
------------- ------------ ----------- ----------- ------------ ----------- -------------- ------------- -----------
    2006          2006        2006        2006         2006        2006          2006          2006         2006
------------- ------------ ----------- ----------- ------------ ----------- -------------- ------------- -----------
   $   145     $   16,734   $      --    $    --     $517,974    $     --     $      --     $  297,515    $ 19,985
     2,868        278,391     153,388      3,796      309,931      44,100       183,993        264,746      92,842
       396         49,315      26,837        606       55,324       7,706        32,914         46,560      16,511
   -------     ----------   ---------    -------     --------    --------     ---------     ----------    --------
     3,264        327,706     180,225      4,402      365,255      51,806       216,907        311,306     109,353
   -------     ----------   ---------    -------     --------    --------     ---------     ----------    --------
    (3,119)      (310,972)   (180,225)    (4,402)     152,719     (51,806)     (216,907)       (13,791)    (89,368)
   -------     ----------   ---------    -------     --------    --------     ---------     ----------    --------
     1,106         82,647     146,969      5,635      (28,903)     37,736       267,938        526,536      12,161
    21,492        146,627     607,787     16,037        8,300          --       429,503      1,294,003     783,415
   -------     ----------   ---------    -------     --------    --------     ---------     ----------    --------
    22,598        229,274     754,756     21,672      (20,603)     37,736       697,441      1,820,539     795,576
    11,616      1,263,646    (948,573)     8,149      574,245     139,307        73,112      2,314,881     110,148
   -------     ----------   ---------    -------     --------    --------     ---------     ----------    --------
    34,214      1,492,920    (193,817)    29,821      553,642     177,043       770,553      4,135,420     905,724
   -------     ----------   ---------    -------     --------    --------     ---------     ----------    --------
   $31,095     $1,181,948   $(374,042)   $25,419     $706,361    $125,237     $ 553,646     $4,121,629    $816,356
   =======     ==========   =========    =======     ========    ========     =========     ==========    ========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                             HARRIS
                                             MET/AIM         OAKMARK     THIRD AVENUE
                                         SMALL-CAP GROWTH INTERNATIONAL SMALL-CAP VALUE
                                           SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                                         ---------------- ------------- ---------------
                                               2006           2006           2006
                                         ---------------- ------------- ---------------
NET INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................    $       --     $  724,489     $  102,932
Expenses:
 Mortality and expense risk charges.....       165,020        432,616        339,737
 Administrative charges.................        28,993         75,996         59,358
                                            ----------     ----------     ----------
Total expenses..........................       194,013        508,612        399,095
                                            ----------     ----------     ----------
Net investment (loss) income............      (194,013)       215,877       (296,163)
                                            ----------     ----------     ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security
 transactions...........................       166,101        788,765        361,744
Realized gain distributions.............     1,601,209      1,986,401      1,555,326
                                            ----------     ----------     ----------
Net realized gains (losses) on
 investments............................     1,767,310      2,775,166      1,917,070
Change in unrealized appreciation
 (depreciation) of investments..........      (248,115)     4,127,407        913,556
                                            ----------     ----------     ----------
Net realized and unrealized gains
 (losses) on investments................     1,519,195      6,902,573      2,830,626
                                            ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............    $1,325,182     $7,118,450     $2,534,463
                                            ==========     ==========     ==========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

    PIMCO      LORD ABBETT  NEUBERGER    TURNER       GOLDMAN      METLIFE     METLIFE      METLIFE      METLIFE
  INFLATION     AMERICA'S  BERMAN REAL   MID-CAP       SACHS      DEFENSIVE   MODERATE     BALANCED      GROWTH
PROTECTED BOND    VALUE      ESTATE      GROWTH    MID-CAP VALUE  STRATEGY    STRATEGY     STRATEGY     STRATEGY
 SUB-ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
-------------- ----------- ----------- ----------- ------------- ----------- -----------  -----------  -----------
     2006         2006        2006        2006         2006         2006        2006         2006         2006
-------------- ----------- ----------- ----------- ------------- ----------- -----------  -----------  -----------
 $   857,955     $ 2,195   $   79,346   $     --    $       --   $    2,023  $     6,096  $    14,360  $    15,634
     330,005         793      120,138     70,289       182,764      473,064    1,036,568    2,499,394    3,006,118
      58,001         301       21,158     12,212        31,448       80,082      182,032      433,091      523,698
 -----------     -------   ----------   --------    ----------   ----------  -----------  -----------  -----------
     388,006       1,094      141,296     82,501       214,212      553,146    1,218,600    2,932,485    3,529,816
 -----------     -------   ----------   --------    ----------   ----------  -----------  -----------  -----------
     469,949       1,101      (61,950)   (82,501)     (214,212)    (551,123)  (1,212,504)  (2,918,125)  (3,514,182)
 -----------     -------   ----------   --------    ----------   ----------  -----------  -----------  -----------
    (159,822)        313      250,276    127,091       444,159      189,702      384,503      830,711      194,803
     654,692       1,999      425,091     57,121        95,308      198,552      524,660      980,952    1,158,756
 -----------     -------   ----------   --------    ----------   ----------  -----------  -----------  -----------
     494,870       2,312      675,367    184,212       539,467      388,254      909,163    1,811,663    1,353,559
  (1,277,727)     13,331    1,965,489     82,970     1,363,460    2,604,311    6,691,783   18,916,804   27,095,555
 -----------     -------   ----------   --------    ----------   ----------  -----------  -----------  -----------
    (782,857)     15,643    2,640,856    267,182     1,902,927    2,992,565    7,600,946   20,728,467   28,449,114
 -----------     -------   ----------   --------    ----------   ----------  -----------  -----------  -----------
 $  (312,908)    $16,744   $2,578,906   $184,681    $1,688,715   $2,441,442  $ 6,388,442  $17,810,342  $24,934,932
 ===========     =======   ==========   ========    ==========   ==========  ===========  ===========  ===========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                            CYCLICAL
                                               METLIFE        CYCLICAL   GROWTH & INCOME
                                         AGGRESSIVE STRATEGY GROWTH ETF        ETF
                                             SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT
                                         ------------------- ----------- ---------------
                                                2006            2006          2006
                                         ------------------- ----------- ---------------
NET INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................     $    2,980       $ 13,380       $12,353
Expenses:
 Mortality and expense risk charges.....        504,853         11,753         3,536
 Administrative charges.................         89,852          2,274           704
                                             ----------       --------       -------
Total expenses..........................        594,705         14,027         4,240
                                             ----------       --------       -------
Net investment (loss) income............       (591,725)          (647)        8,113
                                             ----------       --------       -------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security
 transactions...........................        243,332            719           168
Realized gain distributions.............        216,693          3,908            65
                                             ----------       --------       -------
Net realized gains (losses) on
 investments............................        460,025          4,627           233
Change in unrealized appreciation
 (depreciation) of investments..........      4,468,333        107,482        29,606
                                             ----------       --------       -------
Net realized and unrealized gains
 (losses) on investments................      4,928,358        112,109        29,839
                                             ----------       --------       -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............     $4,336,633       $111,462       $37,952
                                             ==========       ========       =======

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                              MFS                        MET/AIM                   JANUS
VAN KAMPEN   LEGG MASON     EMERGING    LOOMIS SAYLES    CAPITAL     BLACKROCK    CAPITAL        MFS       PIONEER
 COMSTOCK   VALUE EQUITY MARKETS EQUITY GLOBAL MARKETS APPRECIATION HIGH YIELD  APPRECIATION    VALUE       FUND
SUB-ACCOUNT SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
----------- ------------ -------------- -------------- ------------ ----------- ------------ ----------- -----------
   2006         2006        2006 (B)       2006 (B)      2006 (B)      2006         2006        2006        2006
----------- ------------ -------------- -------------- ------------ ----------- ------------ ----------- -----------
 $     --     $     --      $ 13,291       $13,522       $    341     $   --      $    --      $ 4,567     $    --
   41,114       40,152         6,012         5,589          1,119        407          806        1,922       1,458
    7,372        3,941           629           530             99         35           72          177         134
 --------     --------      --------       -------       --------     ------      -------      -------     -------
   48,486       44,093         6,641         6,119          1,218        442          878        2,099       1,592
 --------     --------      --------       -------       --------     ------      -------      -------     -------
  (48,486)     (44,093)        6,650         7,403           (877)      (442)        (878)       2,468      (1,592)
 --------     --------      --------       -------       --------     ------      -------      -------     -------
   28,036        8,184         2,871         4,071            532         12           (5)         462          47
   25,184      110,263            --            --         25,376         --           --       15,710          --
 --------     --------      --------       -------       --------     ------      -------      -------     -------
   53,220      118,447         2,871         4,071         25,908         12           (5)      16,172          47
  480,136      369,410       177,503        87,231        (13,161)     3,099       11,031       11,913      18,922
 --------     --------      --------       -------       --------     ------      -------      -------     -------
  533,356      487,857       180,374        91,302         12,747      3,111       11,026       28,085      18,969
 --------     --------      --------       -------       --------     ------      -------      -------     -------
 $484,870     $443,764      $187,024       $98,705       $ 11,870     $2,669      $10,148      $30,553     $17,377
 ========     ========      ========       =======       ========     ======      =======      =======     =======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006


                                            PIONEER        PIONEER          DREMAN
                                         MID-CAP VALUE STRATEGIC INCOME SMALL-CAP VALUE
                                          SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT
                                         ------------- ---------------- ---------------
                                             2006            2006            2006
                                         ------------- ---------------- ---------------
NET INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................    $ 1,658        $163,818         $ 3,349
Expenses:
 Mortality and expense risk charges.....      4,973          20,094           4,183
 Administrative charges.................        468           1,916             385
                                            -------        --------         -------
Total expenses..........................      5,441          22,010           4,568
                                            -------        --------         -------
Net investment (loss) income............     (3,783)        141,808          (1,219)
                                            -------        --------         -------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security
 transactions...........................         34             865             302
Realized gain distributions.............     10,297              --           2,005
                                            -------        --------         -------
Net realized gains (losses) on
 investments............................     10,331             865           2,307
Change in unrealized appreciation
 (depreciation) of investments..........     51,782         (61,721)         69,760
                                            -------        --------         -------
Net realized and unrealized gains
 (losses) on investments................     62,113         (60,856)         72,067
                                            -------        --------         -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............    $58,330        $ 80,952         $70,848
                                            =======        ========         =======

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

 BLACKROCK   STRATEGIC   STRATEGIC                 RUSSELL     RUSSELL                             RUSSELL
 LARGE-CAP   GROWTH &   CONSERVATIVE  STRATEGIC  MULTI-STYLE AGGRESSIVE    RUSSELL     RUSSELL   REAL ESTATE
   CORE       INCOME       GROWTH      GROWTH      EQUITY      EQUITY     NON-U.S.    CORE BOND  SECURITIES
SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
----------- ----------- ------------ ----------- ----------- ----------- ----------- ----------- -----------
   2006      2006 (C)     2006 (C)    2006 (C)      2006        2006        2006        2006        2006
----------- ----------- ------------ ----------- ----------- ----------- ----------- ----------- -----------
  $   --       $ 534       $ 832       $ 1,005     $ 1,865     $   79      $1,133      $12,871     $ 1,565
     451         205         517           343       2,431        505         570        3,551         990
      42          24          77            38         292         61          69          426         119
  ------       -----       -----       -------     -------     ------      ------      -------     -------
     493         229         594           381       2,723        566         639        3,977       1,109
  ------       -----       -----       -------     -------     ------      ------      -------     -------
    (493)        305         238           624        (858)      (487)        494        8,894         456
  ------       -----       -----       -------     -------     ------      ------      -------     -------
      54          --           3            (2)        480        258       1,073          (47)        968
      --          --          --            --          --      5,386         984           --       6,507
  ------       -----       -----       -------     -------     ------      ------      -------     -------
      54          --           3            (2)        480      5,644       2,057          (47)      7,475
   7,341        (858)       (120)       (2,588)     21,274       (154)      6,739       (2,311)     15,295
  ------       -----       -----       -------     -------     ------      ------      -------     -------
   7,395        (858)       (117)       (2,590)     21,754      5,490       8,796       (2,358)     22,770
  ------       -----       -----       -------     -------     ------      ------      -------     -------
  $6,902       $(553)      $ 121       $(1,966)    $20,896     $5,003      $9,290      $ 6,536     $23,226
  ======       =====       =====       =======     =======     ======      ======      =======     =======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006


                                           AIM V.I.     AIM V.I.
                                           CAPITAL    INTERNATIONAL ALLIANCEBERNSTEIN
                                         APPRECIATION    GROWTH     LARGE-CAP GROWTH
                                         SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT
                                         ------------ ------------- -----------------
                                             2006         2006            2006
                                         ------------ ------------- -----------------
NET INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................   $    44       $ 1,932          $ --
Expenses:
 Mortality and expense risk charges.....       959         2,078            14
 Administrative charges.................       115           410            --
                                           -------       -------          ----
Total expenses..........................     1,074         2,488            14
                                           -------       -------          ----
Net investment (loss) income............    (1,030)         (556)          (14)
                                           -------       -------          ----
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security
 transactions...........................       868        24,277            --
Realized gain distributions.............        --            --            --
                                           -------       -------          ----
Net realized gains (losses) on
 investments............................       868        24,277            --
Change in unrealized appreciation
 (depreciation) of investments..........     3,710        16,264           143
                                           -------       -------          ----
Net realized and unrealized gains
 (losses) on investments................     4,578        40,541           143
                                           -------       -------          ----
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............   $ 3,548       $39,985          $129
                                           =======       =======          ====

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                                                             TEMPLETON               FRANKLIN
  PUTNAM      PUTNAM                  PUTNAM     TEMPLETON  DEVELOPING   TEMPLETON    MUTUAL     FRANKLIN
 GROWTH &     EQUITY      PUTNAM     SMALL-CAP    FOREIGN     MARKETS     GROWTH      SHARES      INCOME
  INCOME      INCOME       VISTA       VALUE    SECURITIES  SECURITIES  SECURITIES  SECURITIES  SECURITIES
SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
   2006        2006        2006        2006        2006        2006        2006        2006        2006
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
  $ 3,306     $   652    $     --     $   --     $ 33,279    $ 26,054     $   424     $ 1,373    $ 40,855
    2,181         416       5,338        383       41,149      31,505         967       2,526      23,806
      316         140         641         35        7,228       5,588          87         422       2,323
  -------     -------    --------     ------     --------    --------     -------     -------    --------
    2,497         556       5,979        418       48,377      37,093       1,054       2,948      26,129
  -------     -------    --------     ------     --------    --------     -------     -------    --------
      809          96      (5,979)      (418)     (15,098)    (11,039)       (630)     (1,575)     14,726
  -------     -------    --------     ------     --------    --------     -------     -------    --------
      415          36     (23,191)      (376)      20,911      64,426          75       4,659         934
    4,563       1,764          --         --           --          --       1,181       3,498       5,465
  -------     -------    --------     ------     --------    --------     -------     -------    --------
    4,978       1,800     (23,191)      (376)      20,911      64,426       1,256       8,157       6,399
   21,005       8,938      52,537      5,654      663,735     635,092      17,435      41,149     264,922
  -------     -------    --------     ------     --------    --------     -------     -------    --------
   25,983      10,738      29,346      5,278      684,646     699,518      18,691      49,306     271,321
  -------     -------    --------     ------     --------    --------     -------     -------    --------
  $26,792     $10,834    $ 23,367     $4,860     $669,548    $688,479     $18,061     $47,731    $286,047
  =======     =======    ========     ======     ========    ========     =======     =======    ========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006


                                            FIDELITY     FIDELITY    FIDELITY
                                          EQUITY-INCOME   MID-CAP   CONTRAFUND
                                           SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
                                          ------------- ----------- -----------
                                              2006         2006        2006
                                          ------------- ----------- -----------
 NET INVESTMENT INCOME (LOSS):
 Income:
  Dividends..............................    $1,524       $    --    $  44,041
 Expenses:
  Mortality and expense risk charges.....       593         1,466       39,189
  Administrative charges.................       122           149        3,782
                                             ------       -------    ---------
 Total expenses..........................       715         1,615       42,971
                                             ------       -------    ---------
 Net investment (loss) income............       809        (1,615)       1,070
                                             ------       -------    ---------
 NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
 Realized gains (losses) from security
  transactions...........................        74          (142)       2,211
 Realized gain distributions.............     6,347            --      473,686
                                             ------       -------    ---------
 Net realized gains (losses) on
  investments............................     6,421          (142)     475,897
 Change in unrealized appreciation
  (depreciation) of investments..........     1,395        18,128     (119,273)
                                             ------       -------    ---------
 Net realized and unrealized gains
  (losses) on investments................     7,816        17,986      356,624
                                             ------       -------    ---------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..............    $8,625       $16,371    $ 357,694
                                             ======       =======    =========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                 FI        BLACKROCK   BLACKROCK     DAVIS       HARRIS                                  MFS
  METLIFE   INTERNATIONAL    BOND        MONEY      VENTURE      OAKMARK     JENNISON       MFS       INVESTORS
STOCK INDEX     STOCK       INCOME      MARKET       VALUE    FOCUSED VALUE   GROWTH    TOTAL RETURN    TRUST
SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT
----------- ------------- ----------- ----------- ----------- ------------- ----------- ------------ -----------
   2006         2006         2006        2006        2006         2006         2006         2006        2006
----------- ------------- ----------- ----------- ----------- ------------- ----------- ------------ -----------
$  223,516     $ 5,427      $ 6,953    $727,314   $  278,871   $   15,294    $      --    $  3,618    $  1,503
   194,451       5,064        4,906     228,111      587,359      239,567      204,818      18,633       1,504
    34,671       1,058          660      39,916      103,994       41,919       35,874       1,958         318
----------     -------      -------    --------   ----------   ----------    ---------    --------    --------
   229,122       6,122        5,566     268,027      691,353      281,486      240,692      20,591       1,822
----------     -------      -------    --------   ----------   ----------    ---------    --------    --------
    (5,606)       (695)       1,387     459,287     (412,482)    (266,192)    (240,692)    (16,973)       (319)
----------     -------      -------    --------   ----------   ----------    ---------    --------    --------
   368,063      58,066       (1,567)         --      759,520      224,908      206,655      (4,807)     70,542
   450,832          --          125          --           --    1,618,575       12,526       2,488      30,467
----------     -------      -------    --------   ----------   ----------    ---------    --------    --------
   818,895      58,066       (1,442)         --      759,520    1,843,483      219,181      (2,319)    101,009
 1,002,441         543       18,598          --    4,920,590      135,429      256,533     202,536     (82,846)
----------     -------      -------    --------   ----------   ----------    ---------    --------    --------
 1,821,336      58,609       17,156          --    5,680,110    1,978,912      475,714     200,217      18,163
----------     -------      -------    --------   ----------   ----------    ---------    --------    --------
$1,815,730     $57,914      $18,543    $459,287   $5,267,628   $1,712,720    $ 235,022    $183,244    $ 17,844
==========     =======      =======    ========   ==========   ==========    =========    ========    ========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                     WESTERN ASSET
                                           CAPITAL     MANAGEMENT    WESTERN ASSET
                                          GUARDIAN   STRATEGIC BOND   MANAGEMENT
                                         U.S. EQUITY OPPORTUNITIES  U.S. GOVERNMENT
                                         SUB-ACCOUNT  SUB-ACCOUNT     SUB-ACCOUNT
                                         ----------- -------------- ---------------
                                            2006          2006           2006
                                         ----------- -------------- ---------------
NET INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................   $ 6,830       $3,497         $15,759
Expenses:
 Mortality and expense risk charges.....     9,272          879          20,469
 Administrative charges.................     1,755          169           3,548
                                           -------       ------         -------
Total expenses..........................    11,027        1,048          24,017
                                           -------       ------         -------
Net investment (loss) income............    (4,197)       2,449          (8,258)
                                           -------       ------         -------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security
 transactions...........................    34,123          459          (4,879)
Realized gain distributions.............     9,211          594              --
                                           -------       ------         -------
Net realized gains (losses) on
 investments............................    43,334        1,053          (4,879)
Change in unrealized appreciation
 (depreciation) of investments..........    10,530         (997)         71,466
                                           -------       ------         -------
Net realized and unrealized gains
 (losses) on investments................    53,864           56          66,587
                                           -------       ------         -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............   $49,667       $2,505         $58,329
                                           =======       ======         =======

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                             FRANKLIN
T. ROWE PRICE T. ROWE PRICE  TEMPLETON   BLACKROCK                                            METLIFE     METLIFE
  SMALL-CAP     LARGE-CAP    SMALL-CAP   STRATEGIC   OPPENHEIMER      FI           FL       AGGRESSIVE  CONSERVATIVE
   GROWTH        GROWTH       GROWTH       VALUE    GLOBAL EQUITY  LARGE-CAP  VALUE LEADERS ALLOCATION   ALLOCATION
 SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
------------- ------------- ----------- ----------- ------------- ----------- ------------- ----------- ------------
    2006          2006         2006        2006         2006       2006 (B)       2006         2006         2006
------------- ------------- ----------- ----------- ------------- ----------- ------------- ----------- ------------
   $    --      $  1,692      $    --     $    25      $  161       $   --       $    --      $    --      $   --
       999        13,739        3,667         302         266          837         1,348        3,101         841
       204         2,832          753          55          34           70           125          290          81
   -------      --------      -------     -------      ------       ------       -------      -------      ------
     1,203        16,571        4,420         357         300          907         1,473        3,391         922
   -------      --------      -------     -------      ------       ------       -------      -------      ------
    (1,203)      (14,879)      (4,420)       (332)       (139)        (907)       (1,473)      (3,391)       (922)
   -------      --------      -------     -------      ------       ------       -------      -------      ------
     3,051       161,798       13,694      (1,147)        162          (15)         (368)           3         198
        --            --       11,665       6,209         139           --            --           --          --
   -------      --------      -------     -------      ------       ------       -------      -------      ------
     3,051       161,798       25,359       5,062         301          (15)         (368)           3         198
        47       (13,702)       3,019      (1,021)      5,120        8,136        13,776       44,928       2,371
   -------      --------      -------     -------      ------       ------       -------      -------      ------
     3,098       148,096       28,378       4,041       5,421        8,121        13,408       44,931       2,569
   -------      --------      -------     -------      ------       ------       -------      -------      ------
   $ 1,895      $133,217      $23,958     $ 3,709      $5,282       $7,214       $11,935      $41,540      $1,647
   =======      ========      =======     =======      ======       ======       =======      =======      ======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006



                                               METLIFE                                  METLIFE
                                           CONSERVATIVE TO         METLIFE            MODERATE TO
                                         MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION
                                             SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                         ------------------- ------------------- ---------------------
                                                2006                2006                 2006
                                         ------------------- ------------------- ---------------------
NET INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................       $   --             $     --             $     --
Expenses:
 Mortality and expense risk charges.....          495               14,131               13,077
 Administrative charges.................           43                1,385                1,230
                                               ------             --------             --------
Total expenses..........................          538               15,516               14,307
                                               ------             --------             --------
Net investment (loss) income............         (538)             (15,516)             (14,307)
                                               ------             --------             --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security
 transactions...........................           27                8,150                 (709)
Realized gain distributions.............           --                   --                   --
                                               ------             --------             --------
Net realized gains (losses) on
 investments............................           27                8,150                 (709)
Change in unrealized appreciation
 (depreciation) of investments..........        4,865              139,191              131,101
                                               ------             --------             --------
Net realized and unrealized gains
 (losses) on investments................        4,892              147,341              130,392
                                               ------             --------             --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............       $4,354             $131,825             $116,085
                                               ======             ========             ========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                            PIMCO      PIONEER    AMERICAN    AMERICAN                               VAN KAMPEN
   PIMCO                 STOCKSPLUS      VCT        FUNDS       FUNDS     AMERICAN    VAN KAMPEN        UIF
HIGH YIELD     PIMCO      GROWTH &     MID-CAP     GLOBAL     GROWTH &      FUNDS    UIF EQUITY & U.S. REAL ESTATE
   BOND     LOW DURATION   INCOME       VALUE      GROWTH      INCOME      GROWTH       INCOME       SECURITIES
SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT    SUB-ACCOUNT
----------- ------------ ----------- ----------- ----------- ----------- ----------- ------------ ----------------
   2006         2006        2006        2006        2006        2006        2006         2006           2006
----------- ------------ ----------- ----------- ----------- ----------- ----------- ------------ ----------------
  $ 9,142      $4,720      $   179     $    --    $ 14,971    $ 88,898    $ 63,221     $ 2,589        $   351
    1,607       1,352           65         670      29,649      38,381      52,950       5,231          1,925
      331         255            7          60       2,909       3,700       5,117         528            195
  -------      ------      -------     -------    --------    --------    --------     -------        -------
    1,938       1,607           72         730      32,558      42,081      58,067       5,759          2,120
  -------      ------      -------     -------    --------    --------    --------     -------        -------
    7,204       3,113          107        (730)    (17,587)     46,817       5,154      (3,170)        (1,769)
  -------      ------      -------     -------    --------    --------    --------     -------        -------
      920        (251)       1,834        (817)         35      (9,194)        (57)     (2,222)         6,902
       --          --           --       1,837          --      44,192      17,877       4,927          2,106
  -------      ------      -------     -------    --------    --------    --------     -------        -------
      920        (251)       1,834       1,020          35      34,998      17,820       2,705          9,008
    2,901          18       (1,258)      9,797     470,960     360,157     472,791      61,519         36,664
  -------      ------      -------     -------    --------    --------    --------     -------        -------
    3,821        (233)         576      10,817     470,995     395,155     490,611      64,224         45,672
  -------      ------      -------     -------    --------    --------    --------     -------        -------
  $11,025      $2,880      $   683     $10,087    $453,408    $441,972    $495,765     $61,054        $43,903
  =======      ======      =======     =======    ========    ========    ========     =======        =======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                          VAN KAMPEN   VAN KAMPEN   VAN KAMPEN
                                              LIT     LIT STRATEGIC LIT GROWTH
                                           COMSTOCK      GROWTH      & INCOME
                                          SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                                          ----------- ------------- -----------
                                             2006         2006         2006
                                          ----------- ------------- -----------
 NET INVESTMENT INCOME (LOSS):
 Income:
  Dividends..............................   $    --      $   --       $    --
 Expenses:
  Mortality and expense risk charges.....     1,782         799         1,947
  Administrative charges.................       173          77           195
                                            -------      ------       -------
 Total expenses..........................     1,955         876         2,142
                                            -------      ------       -------
 Net investment (loss) income............    (1,955)       (876)       (2,142)
                                            -------      ------       -------
 NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
 Realized gains (losses) from security
  transactions...........................       419         391         4,558
 Realized gain distributions.............        --          --            --
                                            -------      ------       -------
 Net realized gains (losses) on
  investments............................       419         391         4,558
 Change in unrealized appreciation
  (depreciation) of investments..........    27,670       8,231        29,812
                                            -------      ------       -------
 Net realized and unrealized gains
  (losses) on investments................    28,089       8,622        34,370
                                            -------      ------       -------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..............   $26,134      $7,746       $32,228
                                            =======      ======       =======

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

   LMPV
  GLOBAL       LMPV                    LMPV                     LMPV         LMPV        LMPV        LMPV
HIGH YIELD   SMALL-CAP     LMPV      CAPITAL &      LMPV     FUNDAMENTAL   CAPITAL     GROWTH &   ADJUSTABLE
   BOND       GROWTH     INVESTORS    INCOME    EQUITY INDEX    VALUE    APPRECIATION   INCOME    RATE INCOME
SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
----------- ----------- ----------- ----------- ------------ ----------- ------------ ----------- -----------
   2006        2006        2006        2006         2006        2006         2006        2006        2006
----------- ----------- ----------- ----------- ------------ ----------- ------------ ----------- -----------
 $ 69,454     $    --     $ 2,047     $11,883     $ 44,685    $ 32,855     $15,996      $ 1,483     $ 5,305
    6,956       7,369         854       3,243       25,759      10,155       6,761          792         682
      662         691          76         330        1,442         980         646           77          56
 --------     -------     -------     -------     --------    --------     -------      -------     -------
    7,618       8,060         930       3,573       27,201      11,135       7,407          869         738
 --------     -------     -------     -------     --------    --------     -------      -------     -------
   61,836      (8,060)      1,117       8,310       17,484      21,720       8,589          614       4,567
 --------     -------     -------     -------     --------    --------     -------      -------     -------
    4,065        (447)         38       6,787       17,008        (145)      5,619          100           7
    6,944      51,203       3,163       4,328       35,348      79,363      41,182           64          --
 --------     -------     -------     -------     --------    --------     -------      -------     -------
   11,009      50,756       3,201      11,115       52,356      79,218      46,801          164           7
  (16,552)     28,504       6,660      20,890      138,270      46,642      37,087       12,785      (3,506)
 --------     -------     -------     -------     --------    --------     -------      -------     -------
   (5,543)     79,260       9,861      32,005      190,626     125,860      83,888       12,949      (3,499)
 --------     -------     -------     -------     --------    --------     -------      -------     -------
 $ 56,293     $71,200     $10,978     $40,315     $208,110    $147,580     $92,477      $13,563     $ 1,068
 ========     =======     =======     =======     ========    ========     =======      =======     =======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006




                                              LMPV        LMPV        LMPV
                                           AGGRESSIVE   LARGE-CAP   LARGE-CAP
                                             GROWTH      GROWTH       VALUE
                                           SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                                           ----------- ----------- -----------
                                              2006        2006        2006
                                           ----------- ----------- -----------
  NET INVESTMENT INCOME (LOSS):
  Income:
   Dividends..............................  $     --     $  232      $ 1,546
  Expenses:
   Mortality and expense risk charges.....    29,297        706          649
   Administrative charges.................     2,851         63           60
                                            --------     ------      -------
  Total expenses..........................    32,148        769          709
                                            --------     ------      -------
  Net investment (loss) income............   (32,148)      (537)         837
                                            --------     ------      -------
  NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS:
  Realized gains (losses) from security
   transactions...........................       608         16          142
  Realized gain distributions.............     5,771         --        2,274
                                            --------     ------      -------
  Net realized gains (losses) on
   investments............................     6,379         16        2,416
  Change in unrealized appreciation
   (depreciation) of investments..........   257,767      6,864        9,065
                                            --------     ------      -------
  Net realized and unrealized gains
   (losses) on investments................   264,146      6,880       11,481
                                            --------     ------      -------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS..............  $231,998     $6,343      $12,318
                                            ========     ======      =======

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                              LMPV
                            MULTIPLE         LMPV           LMPV           LMPV
                LMPV       DISCIPLINE      MULTIPLE       MULTIPLE       MULTIPLE
               SOCIAL       BALANCED      DISCIPLINE     DISCIPLINE     DISCIPLINE      LMPV        LMPV        LMPV
    LMPV      AWARENESS     ALL-CAP        ALL CAP       LARGE-CAP    GLOBAL ALL-CAP  DIVIDEND    LIFESTYLE   LIFESTYLE
MONEY MARKET    STOCK    GROWTH & VALUE GROWTH & VALUE GROWTH & VALUE GROWTH & VALUE  STRATEGY    BALANCED     GROWTH
SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
------------ ----------- -------------- -------------- -------------- -------------- ----------- ----------- -----------
    2006        2006          2006           2006           2006           2006         2006        2006        2006
------------ ----------- -------------- -------------- -------------- -------------- ----------- ----------- -----------
  $72,659       $ 37        $31,643        $ 3,075         $  228        $11,284       $2,877      $5,530       $ 92
   20,797         38         11,709          2,793            102          8,463          566         709         24
    2,100          4          1,079            265              9            822           57          67         --
  -------       ----        -------        -------         ------        -------       ------      ------       ----
   22,897         42         12,788          3,058            111          9,285          623         776         24
  -------       ----        -------        -------         ------        -------       ------      ------       ----
   49,762         (5)        18,855             17            117          1,999        2,254       4,754         68
  -------       ----        -------        -------         ------        -------       ------      ------       ----
       --         --           (228)           131            690             48        2,180        (169)        --
       --         --         57,866         21,612            720         26,150           --          --         --
  -------       ----        -------        -------         ------        -------       ------      ------       ----
       --         --         57,638         21,743          1,410         26,198        2,180        (169)        --
       --        622         22,963         18,482           (111)        54,649        3,908       1,170        233
  -------       ----        -------        -------         ------        -------       ------      ------       ----
       --        622         80,601         40,225          1,299         80,847        6,088       1,001        233
  -------       ----        -------        -------         ------        -------       ------      ------       ----
  $49,762       $617        $99,456        $40,242         $1,416        $82,846       $8,342      $5,755       $301
  =======       ====        =======        =======         ======        =======       ======      ======       ====

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                            LMPV       TST AIM
                                          LIFESTYLE    CAPITAL         TST
                                         HIGH GROWTH APPRECIATION EQUITY INCOME
                                         SUB-ACCOUNT SUB-ACCOUNT   SUB-ACCOUNT
                                         ----------- ------------ -------------
                                            2006       2006 (A)     2006 (A)
                                         ----------- ------------ -------------
NET INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................     $14         $ --        $   235
Expenses:
 Mortality and expense risk charges.....       4            4             20
 Administrative charges.................      --           --              2
                                             ---         ----        -------
Total expenses..........................       4            4             22
                                             ---         ----        -------
Net investment (loss) income............      10           (4)           213
                                             ---         ----        -------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security
 transactions...........................      --          (19)        (1,846)
Realized gain distributions.............      --           23          1,791
                                             ---         ----        -------
Net realized gains (losses) on
 investments............................      --            4            (55)
Change in unrealized appreciation
 (depreciation) of investments..........      24           --             --
                                             ---         ----        -------
Net realized and unrealized gains
 (losses) on investments................      24            4            (55)
                                             ---         ----        -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............     $34         $ --        $   158
                                             ===         ====        =======

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

   JANUS                     TST                     TST                     TST         TST
  CAPITAL        TST      MODERATE       TST      MFS TOTAL      TST       PIONEER   PIONEER MID
APPRECIATION  LARGE CAP  AGGRESSIVE   MODERATE     RETURN     MFS VALUE     FUND      CAP VALUE
SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------
  2006 (A)    2006 (A)    2006 (A)    2006 (A)    2006 (A)    2006 (A)    2006 (A)    2006 (A)
------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------
   $  --       $   101    $  9,298     $ 2,503     $ 2,063      $ --        $241        $   1
       8            16         220         176         120        15          19           20
       1             2          20          18          12         1           2            2
   -----       -------    --------     -------     -------      ----        ----        -----
       9            18         240         194         132        16          21           22
   -----       -------    --------     -------     -------      ----        ----        -----
      (9)           83       9,058       2,309       1,931       (16)        220          (21)
   -----       -------    --------     -------     -------      ----        ----        -----
    (293)       (1,451)    (46,695)     (7,287)     (3,073)      203         (16)        (186)
     306         1,238      40,135       6,771       2,239        80          --           --
   -----       -------    --------     -------     -------      ----        ----        -----
      13          (213)     (6,560)       (516)       (834)      283         (16)        (186)
      --            --          --          --          --        --          --           --
   -----       -------    --------     -------     -------      ----        ----        -----
      13          (213)     (6,560)       (516)       (834)      203         (16)        (186)
   -----       -------    --------     -------     -------      ----        ----        -----
   $   4       $  (130)   $  2,498     $ 1,793     $ 1,097      $267        $204        $(207)
   =====       =======    ========     =======     =======      ====        ====        =====

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONCLUDED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                             TST         TST         TST
                                           PIONEER   STYLE FOCUS STYLE FOCUS  TRAVELERS
                                          STRATEGIC   SMALL CAP   SMALL CAP    MANAGED
                                           INCOME      GROWTH       VALUE      INCOME
                                         SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                                         ----------- ----------- ----------- -----------
                                          2006 (A)    2006 (A)    2006 (A)    2006 (A)
                                         ----------- ----------- ----------- -----------
NET INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................    $ --        $  3        $ --        $ 225
Expenses:
 Mortality and expense risk charges.....      68          34          16           16
 Administrative charges.................       7           3           1            2
                                            ----        ----        ----        -----
Total expenses..........................      75          37          17           18
                                            ----        ----        ----        -----
Net investment (loss) income............     (75)        (34)        (17)         207
                                            ----        ----        ----        -----
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security
 transactions...........................     533         (57)        345         (241)
Realized gain distributions.............      --         983          45           --
                                            ----        ----        ----        -----
Net realized gains (losses) on
 investments............................     533         926         390         (241)
Change in unrealized appreciation
 (depreciation) of investments..........      --          --          --           --
                                            ----        ----        ----        -----
Net realized and unrealized gains
 (losses) on investments................     533         926         390         (241)
                                            ----        ----        ----        -----
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............    $458        $892        $373        $ (34)
                                            ====        ====        ====        =====

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                               LORD ABBETT            LORD ABBETT BOND
                                                            GROWTH AND INCOME             DEBENTURE
                                                               SUB-ACCOUNT               SUB-ACCOUNT
                                                        ------------------------  ------------------------
                                                            2006         2005         2006         2005
                                                        -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)......................... $   (66,410) $  (229,776) $ 1,001,185  $   509,523
  Net realized gain (loss) on investments..............   2,862,588    1,753,891      (18,472)     368,011
  Change in unrealized appreciation (depreciation) of
   investments.........................................   2,256,347   (1,143,131)     505,205     (943,646)
                                                        -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from
   operations..........................................   5,052,525      380,984    1,487,918      (66,112)
                                                        -----------  -----------  -----------  -----------
From capital transactions:
  Payments received from contract owners...............   8,200,601    5,015,535    2,413,168    1,827,237
  Transfers between Sub-accounts (including fixed
   account), net.......................................     233,782   (7,024,362)    (111,278)  (4,854,293)
  Transfers for contract benefits and terminations.....  (1,665,189)  (1,278,966)  (1,035,994)  (1,150,271)
  Contract maintenance charges.........................    (114,872)     (90,773)     (68,369)     (62,521)
                                                        -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from
   capital transactions................................   6,654,322   (3,378,566)   1,197,527   (4,239,848)
                                                        -----------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS...............................  11,706,847   (2,997,582)   2,685,445   (4,305,960)
NET ASSETS - BEGINNING OF PERIOD.......................  29,674,711   32,672,293   19,808,005   24,113,965
                                                        -----------  -----------  -----------  -----------
NET ASSETS - END OF PERIOD............................. $41,381,558  $29,674,711  $22,493,450  $19,808,005
                                                        ===========  ===========  ===========  ===========

                                                              LORD ABBETT
                                                             MID-CAP VALUE
                                                              SUB-ACCOUNT
                                                        ----------------------
                                                           2006        2005
                                                        ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)......................... $  (31,612) $  (11,668)
  Net realized gain (loss) on investments..............    253,556     103,048
  Change in unrealized appreciation (depreciation) of
   investments.........................................    187,559       4,600
                                                        ----------  ----------
  Net increase (decrease) in net assets resulting from
   operations..........................................    409,503      95,980
                                                        ----------  ----------
From capital transactions:
  Payments received from contract owners...............  2,168,436     209,803
  Transfers between Sub-accounts (including fixed
   account), net.......................................    696,379     107,261
  Transfers for contract benefits and terminations.....    (90,838)    (68,460)
  Contract maintenance charges.........................     (3,462)     (2,548)
                                                        ----------  ----------
  Net increase (decrease) in net assets resulting from
   capital transactions................................  2,770,515     246,056
                                                        ----------  ----------
NET CHANGE IN NET ASSETS...............................  3,180,018     342,036
NET ASSETS - BEGINNING OF PERIOD.......................  1,551,930   1,209,894
                                                        ----------  ----------
NET ASSETS - END OF PERIOD............................. $4,731,948  $1,551,930
                                                        ==========  ==========

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

MET/PUTNAM CAPITAL         OPPENHEIMER               LEGG MASON             VAN KAMPEN
   OPPORTUNITIES      CAPITAL APPRECIATION        AGGRESSIVE GROWTH       MID-CAP GROWTH
    SUB-ACCOUNT            SUB-ACCOUNT               SUB-ACCOUNT            SUB-ACCOUNT
------------------  ------------------------  ------------------------  ------------------
  2006      2005        2006         2005         2006         2005       2006      2005
--------  --------  -----------  -----------  -----------  -----------  --------  --------
$ (3,119) $ (1,573) $  (310,972) $  (289,496) $  (180,225) $  (157,846) $ (4,402) $ (3,297)
  22,598     6,565      229,274      169,022      754,756      407,238    21,672    30,602

  11,616     7,101    1,263,646      569,717     (948,573)     686,681     8,149   (18,597)
--------  --------  -----------  -----------  -----------  -----------  --------  --------

  31,095    12,093    1,181,948      449,243     (374,042)     936,073    25,419     8,708
--------  --------  -----------  -----------  -----------  -----------  --------  --------
 101,208     2,002    2,899,105    2,458,853    1,592,212    1,672,675   153,475     6,542

 193,830    (1,206)     550,468   (4,118,756)     661,554   (3,672,496)   27,126    15,952
  (8,482)  (24,682)    (870,776)    (791,421)    (493,583)    (499,842)  (19,527)  (32,179)
     (61)      (60)     (67,023)     (59,366)     (40,046)     (33,249)      (80)      (88)
--------  --------  -----------  -----------  -----------  -----------  --------  --------

 286,495   (23,946)   2,511,774   (2,510,690)   1,720,137   (2,532,912)  160,994    (9,773)
--------  --------  -----------  -----------  -----------  -----------  --------  --------
 317,590   (11,853)   3,693,722   (2,061,447)   1,346,095   (1,596,839)  186,413    (1,065)
 133,971   145,824   18,310,436   20,371,883   10,148,495   11,745,334   234,869   235,934
--------  --------  -----------  -----------  -----------  -----------  --------  --------
$451,561  $133,971  $22,004,158  $18,310,436  $11,494,590  $10,148,495  $421,282  $234,869
========  ========  ===========  ===========  ===========  ===========  ========  ========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                  PIMCO                 RCM GLOBAL
                                                              TOTAL RETURN              TECHNOLOGY
                                                               SUB-ACCOUNT              SUB-ACCOUNT
                                                        ------------------------  ----------------------
                                                            2006         2005        2006        2005
                                                        -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)......................... $   152,719  $  (275,899) $  (51,806) $  (38,340)
  Net realized gain (loss) on investments..............     (20,603)      58,244      37,736       8,141
  Change in unrealized appreciation (depreciation) of
   investments.........................................     574,245      297,235     139,307     200,224
                                                        -----------  -----------  ----------  ----------
  Net increase (decrease) in net assets resulting from
   operations..........................................     706,361       79,580     125,237     170,025
                                                        -----------  -----------  ----------  ----------
From capital transactions:
  Payments received from contract owners...............   7,559,636    3,384,359     851,835     443,414
  Transfers between Sub-accounts (including fixed
   account), net.......................................   2,900,675   (1,416,541)     65,276    (671,463)
  Transfers for contract benefits and terminations.....    (817,465)    (863,862)    (95,657)    (60,768)
  Contract maintenance charges.........................     (66,638)     (51,133)     (9,966)     (8,296)
                                                        -----------  -----------  ----------  ----------
  Net increase (decrease) in net assets resulting from
   capital transactions................................   9,576,208    1,052,823     811,488    (297,113)
                                                        -----------  -----------  ----------  ----------
NET CHANGE IN NET ASSETS...............................  10,282,569    1,132,403     936,725    (127,088)
NET ASSETS - BEGINNING OF PERIOD.......................  18,206,651   17,074,248   2,669,093   2,796,181
                                                        -----------  -----------  ----------  ----------
NET ASSETS - END OF PERIOD............................. $28,489,220  $18,206,651  $3,605,818  $2,669,093
                                                        ===========  ===========  ==========  ==========

                                                              T. ROWE PRICE
                                                             MID-CAP GROWTH
                                                               SUB-ACCOUNT
                                                        ------------------------
                                                            2006         2005
                                                        -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)......................... $  (216,907) $  (135,728)
  Net realized gain (loss) on investments..............     697,441      463,074
  Change in unrealized appreciation (depreciation) of
   investments.........................................      73,112      759,374
                                                        -----------  -----------
  Net increase (decrease) in net assets resulting from
   operations..........................................     553,646    1,086,720
                                                        -----------  -----------
From capital transactions:
  Payments received from contract owners...............   4,494,171    2,557,582
  Transfers between Sub-accounts (including fixed
   account), net.......................................    (123,561)    (287,193)
  Transfers for contract benefits and terminations.....    (341,081)    (310,555)
  Contract maintenance charges.........................     (40,502)     (26,177)
                                                        -----------  -----------
  Net increase (decrease) in net assets resulting from
   capital transactions................................   3,989,027    1,933,657
                                                        -----------  -----------
NET CHANGE IN NET ASSETS...............................   4,542,673    3,020,377
NET ASSETS - BEGINNING OF PERIOD.......................  10,429,730    7,409,353
                                                        -----------  -----------
NET ASSETS - END OF PERIOD............................. $14,972,403  $10,429,730
                                                        ===========  ===========

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

      MFS RESEARCH                 LAZARD                   MET/AIM               HARRIS OAKMARK
      INTERNATIONAL               MID-CAP              SMALL-CAP GROWTH            INTERNATIONAL
       SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
------------------------  -----------------------  ------------------------  ------------------------
    2006         2005        2006         2005         2006         2005         2006         2005
-----------  -----------  ----------  -----------  -----------  -----------  -----------  -----------
$   (13,791) $  (153,324) $  (89,368) $  (101,231) $  (194,013) $  (165,239) $   215,877  $  (325,023)
  1,820,539    1,221,892     795,576      915,921    1,767,310      330,722    2,775,166    1,374,602

  2,314,881      724,443     110,148     (420,471)    (248,115)     401,669    4,127,407    1,263,576
-----------  -----------  ----------  -----------  -----------  -----------  -----------  -----------

  4,121,629    1,793,011     816,356      394,219    1,325,182      567,152    7,118,450    2,313,155
-----------  -----------  ----------  -----------  -----------  -----------  -----------  -----------
  6,435,687    3,135,501     890,534    1,630,118    1,602,217    1,285,939    7,915,025    5,671,736
   (130,350)  (2,757,928)   (241,337)  (1,414,470)     159,041   (2,661,650)     (60,361)  (3,650,835)
   (522,414)    (524,186)   (398,370)    (295,150)    (521,256)    (399,539)  (1,057,133)    (568,932)
    (61,343)     (37,766)    (21,729)     (16,702)     (42,657)     (36,648)    (106,844)     (63,414)
-----------  -----------  ----------  -----------  -----------  -----------  -----------  -----------

  5,721,580     (184,379)    229,098      (96,204)   1,197,345   (1,811,898)   6,690,687    1,388,555
-----------  -----------  ----------  -----------  -----------  -----------  -----------  -----------
  9,843,209    1,608,632   1,045,454      298,015    2,522,527   (1,244,746)  13,809,137    3,701,710
 14,440,322   12,831,690   6,369,460    6,071,445   10,366,771   11,611,517   23,326,115   19,624,405
-----------  -----------  ----------  -----------  -----------  -----------  -----------  -----------
$24,283,531  $14,440,322  $7,414,914  $ 6,369,460  $12,889,298  $10,366,771  $37,135,252  $23,326,115
===========  ===========  ==========  ===========  ===========  ===========  ===========  ===========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                      THIRD AVENUE                  PIMCO
                                                                     SMALL-CAP VALUE      INFLATION PROTECTED BOND
                                                                       SUB-ACCOUNT               SUB-ACCOUNT
                                                                ------------------------  ------------------------
                                                                    2006         2005         2006         2005
                                                                -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)................................. $  (296,163) $  (279,784) $   469,949  $  (368,087)
  Net realized gain (loss) on investments......................   1,917,070    1,223,082      494,870      205,294
  Change in unrealized appreciation (depreciation) of
   investments.................................................     913,556    1,160,896   (1,277,727)      71,576
                                                                -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from
   operations..................................................   2,534,463    2,104,194     (312,908)     (91,217)
                                                                -----------  -----------  -----------  -----------
From capital transactions:
  Payments received from contract owners.......................   6,284,257    5,316,600    3,102,916    3,572,462
  Transfers between Sub-accounts (including fixed
   account), net...............................................    (209,913)  (3,952,278)    (741,520)  (3,180,172)
  Transfers for contract benefits and terminations.............    (678,986)    (528,395)  (1,074,439)  (1,207,984)
  Contract maintenance charges.................................     (81,788)     (52,988)     (84,022)     (69,478)
                                                                -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from capital
   transactions................................................   5,313,570      782,939    1,202,935     (885,172)
                                                                -----------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS.......................................   7,848,033    2,887,133      890,027     (976,389)
NET ASSETS - BEGINNING OF PERIOD...............................  19,975,252   17,088,119   22,975,626   23,952,015
                                                                -----------  -----------  -----------  -----------
NET ASSETS - END OF PERIOD..................................... $27,823,285  $19,975,252  $23,865,653  $22,975,626
                                                                ===========  ===========  ===========  ===========

                                                                    LORD ABBETT
                                                                  AMERICA'S VALUE
                                                                    SUB-ACCOUNT
                                                                ------------------
                                                                  2006      2005
                                                                --------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)................................. $  1,101  $   (975)
  Net realized gain (loss) on investments......................    2,312    10,767
  Change in unrealized appreciation (depreciation) of
   investments.................................................   13,331    (7,527)
                                                                --------  --------
  Net increase (decrease) in net assets resulting from
   operations..................................................   16,744     2,265
                                                                --------  --------
From capital transactions:
  Payments received from contract owners.......................       --    22,417
  Transfers between Sub-accounts (including fixed
   account), net...............................................   28,428    31,442
  Transfers for contract benefits and terminations.............   (4,195)  (12,226)
  Contract maintenance charges.................................      (11)       (3)
                                                                --------  --------
  Net increase (decrease) in net assets resulting from capital
   transactions................................................   24,222    41,630
                                                                --------  --------
NET CHANGE IN NET ASSETS.......................................   40,966    43,895
NET ASSETS - BEGINNING OF PERIOD...............................  105,309    61,414
                                                                --------  --------
NET ASSETS - END OF PERIOD..................................... $146,275  $105,309
                                                                ========  ========

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

        NEUBERGER                  TURNER                                             METLIFE
   BERMAN REAL ESTATE          MID-CAP GROWTH           GOLDMAN SACHS           DEFENSIVE STRATEGY
       SUB-ACCOUNT              SUB-ACCOUNT        MID-CAP VALUE SUB-ACCOUNT        SUB-ACCOUNT
------------------------  -----------------------  -----------------------   ------------------------
    2006         2005        2006         2005         2006         2005         2006         2005
-----------  -----------  ----------  -----------  -----------   ----------  -----------  -----------
$   (61,950) $   (87,857) $  (82,501) $   (60,535) $  (214,212)  $  (57,903) $  (551,123) $   (40,777)
    675,367      472,967     184,212      312,815      539,467      849,591      388,254       36,566

  1,965,489      168,170      82,970       46,038    1,363,460     (117,526)   2,604,311      456,555
-----------  -----------  ----------  -----------  -----------   ----------  -----------  -----------

  2,578,906      553,280     184,681      298,318    1,688,715      674,162    2,441,442      452,344
-----------  -----------  ----------  -----------  -----------   ----------  -----------  -----------
  3,525,758    1,574,003   1,183,669      744,731    4,321,014    4,405,539   12,526,436    9,092,935

    234,163   (1,199,930)    288,900   (1,155,793)     373,576     (462,584)  13,854,467    3,597,244
   (308,859)    (241,395)   (157,249)    (131,034)    (279,121)    (196,780)  (1,579,736)    (207,249)
    (26,035)     (16,614)    (17,106)     (12,791)     (42,874)     (16,768)     (57,844)     (16,054)
-----------  -----------  ----------  -----------  -----------   ----------  -----------  -----------

  3,425,027      116,064   1,298,214     (554,887)   4,372,595    3,729,407   24,743,323   12,466,876
-----------  -----------  ----------  -----------  -----------   ----------  -----------  -----------
  6,003,933      669,344   1,482,895     (256,569)   6,061,310    4,403,569   27,184,765   12,919,220
  6,110,403    5,441,059   4,071,801    4,328,370    9,888,704    5,485,135   15,665,992    2,746,772
-----------  -----------  ----------  -----------  -----------   ----------  -----------  -----------
$12,114,336  $ 6,110,403  $5,554,696  $ 4,071,801  $15,950,014   $9,888,704  $42,850,757  $15,665,992
===========  ===========  ==========  ===========  ===========   ==========  ===========  ===========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                             METLIFE                    METLIFE
                                                        MODERATE STRATEGY          BALANCED STRATEGY
                                                           SUB-ACCOUNT                SUB-ACCOUNT
                                                    ------------------------  --------------------------
                                                        2006         2005         2006          2005
                                                    -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)..................... $(1,212,504) $   (49,069) $ (2,918,125) $     32,302
  Net realized gain (loss) on investments..........     909,163      125,962     1,811,663       238,243
  Change in unrealized appreciation (depreciation)
   of investments..................................   6,691,783    1,671,717    18,916,804     5,089,576
                                                    -----------  -----------  ------------  ------------
  Net increase (decrease) in net assets resulting
   from operations.................................   6,388,442    1,748,610    17,810,342     5,360,121
                                                    -----------  -----------  ------------  ------------
From capital transactions:
  Payments received from contract owners...........  31,610,882   20,932,938    80,059,830    56,547,502
  Transfers between Sub-accounts (including fixed
   account), net...................................  15,989,986   16,095,731    24,838,594    48,415,193
  Transfers for contract benefits and
   terminations....................................  (2,900,686)  (1,112,585)  (13,674,357)   (3,240,243)
  Contract maintenance charges.....................    (242,309)     (88,445)     (549,466)     (146,963)
                                                    -----------  -----------  ------------  ------------
  Net increase (decrease) in net assets resulting
   from capital transactions.......................  44,457,873   35,827,639    90,674,601   101,575,489
                                                    -----------  -----------  ------------  ------------
NET CHANGE IN NET ASSETS...........................  50,846,315   37,576,249   108,484,943   106,935,610
NET ASSETS - BEGINNING OF PERIOD...................  47,950,958   10,374,709   122,628,863    15,693,253
                                                    -----------  -----------  ------------  ------------
NET ASSETS - END OF PERIOD......................... $98,797,273  $47,950,958  $231,113,806  $122,628,863
                                                    ===========  ===========  ============  ============

                                                              METLIFE
                                                          GROWTH STRATEGY
                                                            SUB-ACCOUNT
                                                    --------------------------
                                                        2006          2005
                                                    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)..................... $ (3,514,182) $   (424,212)
  Net realized gain (loss) on investments..........    1,353,559     1,514,244
  Change in unrealized appreciation (depreciation)
   of investments..................................   27,095,555     8,568,944
                                                    ------------  ------------
  Net increase (decrease) in net assets resulting
   from operations.................................   24,934,932     9,658,976
                                                    ------------  ------------
From capital transactions:
  Payments received from contract owners...........   94,393,723    78,410,151
  Transfers between Sub-accounts (including fixed
   account), net...................................   22,656,025    24,723,435
  Transfers for contract benefits and
   terminations....................................   (6,094,864)   (2,290,340)
  Contract maintenance charges.....................     (642,959)     (267,007)
                                                    ------------  ------------
  Net increase (decrease) in net assets resulting
   from capital transactions.......................  110,311,925   100,576,239
                                                    ------------  ------------
NET CHANGE IN NET ASSETS...........................  135,246,857   110,235,215
NET ASSETS - BEGINNING OF PERIOD...................  144,440,071    34,204,856
                                                    ------------  ------------
NET ASSETS - END OF PERIOD......................... $279,686,928  $144,440,071
                                                    ============  ============

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

         METLIFE                CYCLICAL             CYCLICAL            VAN KAMPEN
   AGGRESSIVE STRATEGY         GROWTH ETF       GROWTH & INCOME ETF       COMSTOCK
       SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
------------------------  --------------------  ------------------- --------------------
    2006         2005        2006     2005 (B)     2006    2005 (B)    2006     2005 (B)
-----------  -----------  ----------  --------  ---------- -------- ----------  --------
$  (591,725) $   (81,585) $     (647) $     (4) $    8,113          $  (48,486) $  3,498
    460,025      127,732       4,627        --         233              53,220       535

  4,468,333    1,676,228     107,482      (453)     29,606             480,136     8,208
-----------  -----------  ----------  --------  ----------   ---    ----------  --------

  4,336,633    1,722,375     111,462      (457)     37,952    --       484,870    12,241
-----------  -----------  ----------  --------  ----------   ---    ----------  --------
 22,501,017    9,675,030   1,026,109        --     686,820    --     3,475,736   712,550

  3,423,699    9,183,188     120,862   115,278     345,942    --       768,492   258,851
   (634,713)    (225,914)        566        --         358    --       (32,527)  (19,113)
    (97,135)     (45,050)       (397)       --          --    --        (5,382)     (248)
-----------  -----------  ----------  --------  ----------   ---    ----------  --------

 25,192,868   18,587,254   1,147,140   115,278   1,033,120    --     4,206,319   952,040
-----------  -----------  ----------  --------  ----------   ---    ----------  --------
 29,529,501   20,309,629   1,258,602   114,821   1,071,072    --     4,691,189   964,281
 22,767,192    2,457,563     114,821        --          --    --       964,281        --
-----------  -----------  ----------  --------  ----------   ---    ----------  --------
$52,296,693  $22,767,192  $1,373,423  $114,821  $1,071,072   $--    $5,655,470  $964,281
===========  ===========  ==========  ========  ==========   ===    ==========  ========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                                  LEGG MASON        MFS EMERGING
                                                                                 VALUE EQUITY      MARKETS EQUITY
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT
                                                                             -------------------  ----------------
                                                                                2006     2005 (B)  2006 (C)   2005
                                                                             ----------  -------- ----------  ----
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $  (44,093) $    (5) $    6,650  $--
  Net realized gain (loss) on investments...................................    118,447       --       2,871   --
  Change in unrealized appreciation (depreciation) of investments...........    369,410     (324)    177,503   --
                                                                             ----------  -------  ----------  ---
  Net increase (decrease) in net assets resulting from operations...........    443,764     (329)    187,024   --
                                                                             ----------  -------  ----------  ---
From capital transactions:
  Payments received from contract owners....................................  3,928,103   23,464   1,203,989   --
  Transfers between Sub-accounts (including fixed account), net.............  1,659,905    7,624     287,134   --
  Transfers for contract benefits and terminations..........................    (68,513)      (2)     (4,806)  --
  Contract maintenance charges..............................................     (1,710)      --         (91)  --
                                                                             ----------  -------  ----------  ---
  Net increase (decrease) in net assets resulting from capital transactions.  5,517,785   31,086   1,486,226   --
                                                                             ----------  -------  ----------  ---
NET CHANGE IN NET ASSETS....................................................  5,961,549   30,757   1,673,250   --
NET ASSETS - BEGINNING OF PERIOD............................................     30,757       --          --   --
                                                                             ----------  -------  ----------  ---
NET ASSETS - END OF PERIOD.................................................. $5,992,306  $30,757  $1,673,250  $--
                                                                             ==========  =======  ==========  ===

                                                                              LOOMIS SAYLES
                                                                              GLOBAL MARKETS
                                                                               SUB-ACCOUNT
                                                                             ----------------
                                                                              2006 (C)   2005
                                                                             ----------  ----
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $    7,403  $--
  Net realized gain (loss) on investments...................................      4,071   --
  Change in unrealized appreciation (depreciation) of investments...........     87,231   --
                                                                             ----------  ---
  Net increase (decrease) in net assets resulting from operations...........     98,705   --
                                                                             ----------  ---
From capital transactions:
  Payments received from contract owners....................................    831,490   --
  Transfers between Sub-accounts (including fixed account), net.............    573,648   --
  Transfers for contract benefits and terminations..........................     (7,408)  --
  Contract maintenance charges..............................................       (366)  --
                                                                             ----------  ---
  Net increase (decrease) in net assets resulting from capital transactions.  1,397,364   --
                                                                             ----------  ---
NET CHANGE IN NET ASSETS....................................................  1,496,069   --
NET ASSETS - BEGINNING OF PERIOD............................................         --   --
                                                                             ----------  ---
NET ASSETS - END OF PERIOD.................................................. $1,496,069  $--
                                                                             ==========  ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

        MET/AIM             BLACKROCK           JANUS                 MFS
   CAPITAL APPRECIATION    HIGH YIELD     CAPITAL APPRECIATION       VALUE
      SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT
   -------------------- ----------------- -------------------- ------------------
     2006     2005 (D)    2006   2005 (D)   2006     2005 (D)    2006    2005 (D)
   --------   --------  -------  -------- --------   --------  --------  --------
   $   (877)    $--     $  (442)   $--    $   (878)    $--     $  2,468    $--
     25,908      --          12     --          (5)     --       16,172     --
    (13,161)     --       3,099     --      11,031      --       11,913     --
   --------     ---     -------    ---    --------     ---     --------    ---
     11,870      --       2,669     --      10,148      --       30,553     --
   --------     ---     -------    ---    --------     ---     --------    ---
     23,257      --      63,062     --      64,066      --      204,640     --
    189,095      --         382     --      67,301      --      164,314     --
    (13,656)     --          12     --          67      --         (307)    --
         --      --          --     --          --      --           --     --
   --------     ---     -------    ---    --------     ---     --------    ---
    198,696      --      63,456     --     131,434      --      368,647     --
   --------     ---     -------    ---    --------     ---     --------    ---
    210,566      --      66,125     --     141,582      --      399,200     --
         --      --          --     --          --      --           --     --
   --------     ---     -------    ---    --------     ---     --------    ---
   $210,566     $--     $66,125    $--    $141,582     $--     $399,200    $--
   ========     ===     =======    ===    ========     ===     ========    ===

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                        PIONEER            PIONEER             PIONEER
                                                                          FUND          MID-CAP VALUE      STRATEGIC INCOME
                                                                      SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
                                                                   ------------------ ------------------ --------------------
                                                                     2006    2005 (D)   2006    2005 (D)    2006     2005 (D)
                                                                   --------  -------- --------  -------- ----------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $ (1,592)   $--    $ (3,783)   $--    $  141,808    $--
  Net realized gain (loss) on investments.........................       47     --      10,331     --           865     --
  Change in unrealized appreciation (depreciation) of investments.   18,922     --      51,782     --       (61,721)    --
                                                                   --------    ---    --------    ---    ----------    ---
  Net increase (decrease) in net assets resulting from operations.   17,377     --      58,330     --        80,952     --
                                                                   --------    ---    --------    ---    ----------    ---
From capital transactions:
  Payments received from contract owners..........................   87,739     --     488,071     --     2,424,947     --
  Transfers between Sub-accounts (including fixed account), net...  159,433     --     200,963     --     1,106,680     --
  Transfers for contract benefits and terminations................     (165)    --      (1,412)    --       (16,515)    --
  Contract maintenance charges....................................       --     --          --     --            --     --
                                                                   --------    ---    --------    ---    ----------    ---
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................  247,007     --     687,622     --     3,515,112     --
                                                                   --------    ---    --------    ---    ----------    ---
NET CHANGE IN NET ASSETS..........................................  264,384     --     745,952     --     3,596,064     --
NET ASSETS - BEGINNING OF PERIOD..................................       --     --          --     --            --     --
                                                                   --------    ---    --------    ---    ----------    ---
NET ASSETS - END OF PERIOD........................................ $264,384    $--    $745,952    $--    $3,596,064    $--
                                                                   ========    ===    ========    ===    ==========    ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

      DREMAN           BLACKROCK         STRATEGIC         STRATEGIC       STRATEGIC
 SMALL-CAP VALUE     LARGE CAP CORE   GROWTH & INCOME CONSERVATIVE GROWTH   GROWTH
   SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
------------------ ------------------ --------------- ------------------- -----------
  2006    2005 (D)   2006    2005 (D)    2006 (F)          2006 (F)        2006 (F)
--------  -------- --------  -------- --------------- ------------------- -----------
$ (1,219)   $--    $   (493)   $--       $    305         $      238       $    624
   2,307     --          54     --             --                  3             (2)
  69,760     --       7,341     --           (858)              (120)        (2,588)
--------    ---    --------    ---       --------         ----------       --------
  70,848     --       6,902     --           (553)               121         (1,966)
--------    ---    --------    ---       --------         ----------       --------
 608,494     --      28,226     --             --                 --             --
 147,292     --     104,712     --        577,982          1,266,789        744,730
  (1,230)    --          --     --           (227)               462          4,393
      --     --          --     --             --                 --             --
--------    ---    --------    ---       --------         ----------       --------

 754,556     --     132,938     --        577,755          1,267,251        749,123
--------    ---    --------    ---       --------         ----------       --------
 825,404     --     139,840     --        577,202          1,267,372        747,157
      --     --          --     --             --                 --             --
--------    ---    --------    ---       --------         ----------       --------
$825,404    $--    $139,840    $--       $577,202         $1,267,372       $747,157
========    ===    ========    ===       ========         ==========       ========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                                   RUSSELL            RUSSELL
                                                                             MULTI-STYLE EQUITY  AGGRESSIVE EQUITY
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT
                                                                             ------------------  ----------------
                                                                               2006      2005      2006     2005
                                                                             --------  --------  -------  -------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $   (858) $   (576) $  (487) $ 2,996
  Net realized gain (loss) on investments...................................      480       311    5,644      176
  Change in unrealized appreciation (depreciation) of investments...........   21,274    10,496     (154)  (1,405)
                                                                             --------  --------  -------  -------
  Net increase (decrease) in net assets resulting from operations...........   20,896    10,231    5,003    1,767
                                                                             --------  --------  -------  -------
From capital transactions:
  Payments received from contract owners....................................       --        --       --       --
  Transfers between Sub-accounts (including fixed account), net.............      293    (1,020)     (43)    (170)
  Transfers for contract benefits and terminations..........................       --        --       (3)       1
  Contract maintenance charges..............................................      (20)      (21)      (2)      (2)
                                                                             --------  --------  -------  -------
  Net increase (decrease) in net assets resulting from capital transactions.      273    (1,041)     (48)    (171)
                                                                             --------  --------  -------  -------
NET CHANGE IN NET ASSETS....................................................   21,169     9,190    4,955    1,596
NET ASSETS - BEGINNING OF PERIOD............................................  186,762   177,572   37,769   36,173
                                                                             --------  --------  -------  -------
NET ASSETS - END OF PERIOD.................................................. $207,931  $186,762  $42,724  $37,769
                                                                             ========  ========  =======  =======

                                                                                  RUSSELL
                                                                                 NON-U.S.
                                                                                SUB-ACCOUNT
                                                                             ----------------
                                                                               2006     2005
                                                                             -------  -------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $   494  $    78
  Net realized gain (loss) on investments...................................   2,057      410
  Change in unrealized appreciation (depreciation) of investments...........   6,739    4,158
                                                                             -------  -------
  Net increase (decrease) in net assets resulting from operations...........   9,290    4,646
                                                                             -------  -------
From capital transactions:
  Payments received from contract owners....................................      --       --
  Transfers between Sub-accounts (including fixed account), net.............  (1,643)  (1,063)
  Transfers for contract benefits and terminations..........................      (2)       1
  Contract maintenance charges..............................................     (11)     (11)
                                                                             -------  -------
  Net increase (decrease) in net assets resulting from capital transactions.  (1,656)  (1,073)
                                                                             -------  -------
NET CHANGE IN NET ASSETS....................................................   7,634    3,573
NET ASSETS - BEGINNING OF PERIOD............................................  42,803   39,230
                                                                             -------  -------
NET ASSETS - END OF PERIOD.................................................. $50,437  $42,803
                                                                             =======  =======

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

        RUSSELL            RUSSELL            AIM V.I. CAPITAL       AIM V.I.
       CORE BOND      REAL ESTATE SECURITIES    APPRECIATION    INTERNATIONAL GROWTH
      SUB-ACCOUNT        SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT
  ------------------  ---------------------  -----------------  ------------------
    2006      2005      2006        2005       2006     2005      2006       2005
  --------  --------   -------     -------   -------  --------  --------   --------
  $  8,894  $  6,099  $   456     $   460    $(1,030) $   (953) $   (556)  $   (154)
       (47)    2,826    7,475       6,248        868    (2,318)   24,277      1,666
    (2,311)   (7,237)  15,295         320      3,710     8,370    16,264      8,058
  --------  --------   -------     -------   -------  --------  --------   --------
     6,536     1,688   23,226       7,028      3,548     5,099    39,985      9,570
  --------  --------   -------     -------   -------  --------  --------   --------
        --        --       --          --      5,138     4,292    43,647     28,651
     2,353     2,530     (960)       (278)       126   (12,776)  (20,421)    25,717
        (2)        3      (10)         --     (3,715)     (267)   (9,425)      (377)
       (23)      (23)      (3)         (3)        (6)       (6)     (513)       (43)
  --------  --------   -------     -------   -------  --------  --------   --------
     2,328     2,510     (973)       (281)     1,543    (8,757)   13,288     53,948
  --------  --------   -------     -------   -------  --------  --------   --------
     8,864     4,198   22,253       6,747      5,091    (3,658)   53,273     63,518
   282,187   277,989   68,704      61,957     71,926    75,584   103,706     40,188
  --------  --------   -------     -------   -------  --------  --------   --------
  $291,051  $282,187  $90,957     $68,704    $77,017  $ 71,926  $156,979   $103,706
  ========  ========   =======     =======   =======  ========  ========   ========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                             ALLIANCEBERNSTEIN       PUTNAM
                                                                             LARGE CAP GROWTH    GROWTH & INCOME
                                                                               SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ----------------  ------------------
                                                                              2006    2005 (D)   2006      2005
                                                                             ------   -------- --------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $  (14)    $--    $    809  $    861
  Net realized gain (loss) on investments...................................     --      --       4,978     2,092
  Change in unrealized appreciation (depreciation) of investments...........    143      --      21,005     3,802
                                                                             ------     ---    --------  --------
  Net increase (decrease) in net assets resulting from operations...........    129      --      26,792     6,755
                                                                             ------     ---    --------  --------
From capital transactions:
  Payments received from contract owners....................................  3,812      --      17,802     8,233
  Transfers between Sub-accounts (including fixed account), net.............     --      --       3,351    27,031
  Transfers for contract benefits and terminations..........................     --      --         (58)   (2,804)
  Contract maintenance charges..............................................     --      --          (4)       (4)
                                                                             ------     ---    --------  --------
  Net increase (decrease) in net assets resulting from capital transactions.  3,812      --      21,091    32,456
                                                                             ------     ---    --------  --------
NET CHANGE IN NET ASSETS....................................................  3,941      --      47,883    39,211
NET ASSETS - BEGINNING OF PERIOD............................................     --      --     166,207   126,996
                                                                             ------     ---    --------  --------
NET ASSETS - END OF PERIOD.................................................. $3,941     $--    $214,090  $166,207
                                                                             ======     ===    ========  ========

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                 PUTNAM              PUTNAM              PUTNAM
             EQUITY INCOME           VISTA          SMALL CAP VALUE
              SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
           -----------------  -------------------  ------------------
             2006     2005       2006      2005      2006    2005 (D)
           -------  --------  ---------  --------  --------  --------
           $    96  $    (33) $  (5,979) $ (6,298) $   (418)   $--
             1,800    12,060    (23,191)   (3,968)     (376)    --
             8,938   (10,369)    52,537    59,400     5,654     --
           -------  --------  ---------  --------  --------    ---
            10,834     1,658     23,367    49,134     4,860     --
           -------  --------  ---------  --------  --------    ---
                --    16,813     22,755    28,057   104,120     --
            22,511   (26,194)       173    (2,532)   (8,674)    --
                (6)   (7,484)  (107,782)   (1,021)      317     --
                (3)       (3)        (2)       (2)       --     --
           -------  --------  ---------  --------  --------    ---
            22,502   (16,868)   (84,856)   24,502    95,763     --
           -------  --------  ---------  --------  --------    ---
            33,336   (15,210)   (61,489)   73,636   100,623     --
            48,196    63,406    492,386   418,750        --     --
           -------  --------  ---------  --------  --------    ---
           $81,532  $ 48,196  $ 430,897  $492,386  $100,623    $--
           =======  ========  =========  ========  ========    ===

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                                               TEMPLETON
                                                                     TEMPLETON FOREIGN    DEVELOPING MARKETS    TEMPLETON GROWTH
                                                                        SECURITIES            SECURITIES           SECURITIES
                                                                        SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT
                                                                   --------------------  --------------------  ------------------
                                                                      2006       2005       2006       2005      2006    2005 (D)
                                                                   ----------  --------  ----------  --------  --------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $  (15,098) $   (843) $  (11,039) $   (511) $   (630)   $--
  Net realized (losses) gains from security transactions..........     20,911     7,796      64,426     7,491     1,256     --
  Change in unrealized appreciation (depreciation) of investments.    663,735    24,345     635,092    78,045    17,435     --
                                                                   ----------  --------  ----------  --------  --------    ---
  Net increase (decrease) in net assets resulting from operations.    669,548    31,298     688,479    85,025    18,061     --
                                                                   ----------  --------  ----------  --------  --------    ---
From capital transactions:
  Payments received from contract owners..........................  3,732,132    81,021   2,908,980   107,403   187,880     --
  Transfers between Sub-accounts (including fixed account), net...  1,997,142    32,231     793,306    38,889    29,593     --
  Transfers for contract benefits and terminations................    (24,572)  (14,472)    (35,045)   (3,793)   (2,251)    --
  Contract maintenance charges....................................     (1,387)     (822)     (1,503)     (916)       --     --
                                                                   ----------  --------  ----------  --------  --------    ---
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................  5,703,315    97,958   3,665,738   141,583   215,222     --
                                                                   ----------  --------  ----------  --------  --------    ---
NET CHANGE IN NET ASSETS..........................................  6,372,863   129,256   4,354,217   226,608   233,283     --
NET ASSETS - BEGINNING OF PERIOD..................................    406,479   277,223     483,749   257,141        --     --
                                                                   ----------  --------  ----------  --------  --------    ---
NET ASSETS - END OF PERIOD........................................ $6,779,342  $406,479  $4,837,966  $483,749  $233,283    $--
                                                                   ==========  ========  ==========  ========  ========    ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

       FRANKLIN                  FRANKLIN           FIDELITY           FIDELITY
  MUTUAL SHARES SECURITIES  INCOME SECURITIES     EQUITY-INCOME        MID-CAP
     SUB-ACCOUNT               SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
  ------------------------ -------------------- ----------------  ------------------
    2006       2005 (D)       2006     2005 (D)   2006     2005     2006    2005 (D)
   --------    --------    ----------  -------- -------  -------  --------  --------
  $ (1,575)      $--       $   14,726    $--    $   809  $   (25) $ (1,615)   $--
     8,157        --            6,399     --      6,421    1,342      (142)    --
    41,149        --          264,922     --      1,395      434    18,128     --
   --------      ---       ----------    ---    -------  -------  --------    ---
    47,731        --          286,047     --      8,625    1,751    16,371     --
   --------      ---       ----------    ---    -------  -------  --------    ---
   632,032        --        2,536,902     --         --    7,500   309,632     --
   (69,880)       --        2,028,129     --      2,976       --    34,044     --
   (11,013)       --          (19,227)    --          6       (2)     (628)    --
        --        --               --     --       (234)    (186)       --     --
   --------      ---       ----------    ---    -------  -------  --------    ---
   551,139        --        4,545,804     --      2,748    7,312   343,048     --
   --------      ---       ----------    ---    -------  -------  --------    ---
   598,870        --        4,831,851     --     11,373    9,063   359,419     --
        --        --               --     --     46,565   37,502        --     --
   --------      ---       ----------    ---    -------  -------  --------    ---
  $598,870       $--       $4,831,851    $--    $57,938  $46,565  $359,419    $--
   ========      ===       ==========    ===    =======  =======  ========    ===

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                         FIDELITY                METLIFE
                                                                        CONTRAFUND             STOCK INDEX
                                                                       SUB-ACCOUNT             SUB-ACCOUNT
                                                                   -------------------- ------------------------
                                                                      2006     2005 (D)     2006         2005
                                                                   ----------  -------- -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $    1,070    $--    $    (5,606) $   (41,511)
  Net realized (losses) gains from security transactions..........    475,897     --        818,895      613,648
  Change in unrealized appreciation (depreciation) of
   investments....................................................   (119,273)    --      1,002,441     (159,135)
                                                                   ----------    ---    -----------  -----------
  Net increase (decrease) in net assets resulting from operations.    357,694     --      1,815,730      413,002
                                                                   ----------    ---    -----------  -----------
From capital transactions:
  Payments received from contract owners..........................  4,214,977     --      3,503,492    5,893,335
  Transfers between Sub-accounts (including fixed account), net...  2,229,330     --       (634,292)  (3,147,350)
  Transfers for contract benefits and terminations................    (55,430)    --       (549,652)    (718,399)
  Contract maintenance charges....................................         --     --        (45,209)     (26,492)
                                                                   ----------    ---    -----------  -----------
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................  6,388,877     --      2,274,339    2,001,094
                                                                   ----------    ---    -----------  -----------
NET CHANGE IN NET ASSETS..........................................  6,746,571     --      4,090,069    2,414,096
NET ASSETS - BEGINNING OF PERIOD..................................         --     --     12,415,190   10,001,094
                                                                   ----------    ---    -----------  -----------
NET ASSETS - END OF PERIOD........................................ $6,746,571    $--    $16,505,259  $12,415,190
                                                                   ==========    ===    ===========  ===========

                                                                           FI
                                                                   INTERNATIONAL STOCK
                                                                       SUB-ACCOUNT
                                                                   ------------------
                                                                     2006      2005
                                                                   --------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $   (695) $ (3,281)
  Net realized (losses) gains from security transactions..........   58,066    21,781
  Change in unrealized appreciation (depreciation) of
   investments....................................................      543    32,393
                                                                   --------  --------
  Net increase (decrease) in net assets resulting from operations.   57,914    50,893
                                                                   --------  --------
From capital transactions:
  Payments received from contract owners..........................  196,500        --
  Transfers between Sub-accounts (including fixed account), net...  (90,307)  (50,853)
  Transfers for contract benefits and terminations................  (29,549)  (23,542)
  Contract maintenance charges....................................   (1,546)   (1,490)
                                                                   --------  --------
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................   75,098   (75,885)
                                                                   --------  --------
NET CHANGE IN NET ASSETS..........................................  133,012   (24,992)
NET ASSETS - BEGINNING OF PERIOD..................................  365,393   390,385
                                                                   --------  --------
NET ASSETS - END OF PERIOD........................................ $498,405  $365,393
                                                                   ========  ========

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

    BLACKROCK              BLACKROCK               DAVIS VENTURE            HARRIS OAKMARK
   BOND INCOME           MONEY MARKET                  VALUE                 FOCUSED VALUE
   SUB-ACCOUNT            SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
-----------------  ------------------------  ------------------------  ------------------------
  2006      2005       2006         2005         2006         2005         2006         2005
--------  -------  -----------  -----------  -----------  -----------  -----------  -----------
$  1,387  $ 1,329  $   459,287  $    67,151  $  (412,482) $  (372,990) $  (266,192) $  (233,246)
  (1,442)     316           --           --      759,520    1,278,107    1,843,483      570,684
  18,598   (1,087)          --           --    4,920,590    1,742,393      135,429      664,485
--------  -------  -----------  -----------  -----------  -----------  -----------  -----------
  18,543      558      459,287       67,151    5,267,628    2,647,510    1,712,720    1,001,923
--------  -------  -----------  -----------  -----------  -----------  -----------  -----------
 649,700   60,768   14,829,676    6,569,582   13,231,232    6,674,059    2,345,163    3,261,913
  27,263    6,409   (1,177,226)   5,144,374   (1,630,198)  (6,661,088)    (483,163)  (2,240,134)
    (992)  (2,601)  (4,218,317)    (330,354)  (1,539,929)  (1,260,283)    (808,424)    (457,639)
    (299)      --      (31,127)      (4,275)    (136,232)    (104,401)     (59,803)     (45,483)
--------  -------  -----------  -----------  -----------  -----------  -----------  -----------
 675,672   64,576    9,403,006   11,379,327    9,924,873   (1,351,713)     993,773      518,657
--------  -------  -----------  -----------  -----------  -----------  -----------  -----------
 694,215   65,134    9,862,293   11,446,478   15,192,501    1,295,797    2,706,493    1,520,580
  83,096   17,962   11,615,345      168,867   35,309,809   34,014,012   15,888,972   14,368,392
--------  -------  -----------  -----------  -----------  -----------  -----------  -----------
$777,311  $83,096  $21,477,638  $11,615,345  $50,502,310  $35,309,809  $18,595,465  $15,888,972
========  =======  ===========  ===========  ===========  ===========  ===========  ===========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005


                                                                                                      MFS
                                                                        JENNISON GROWTH          TOTAL RETURN
                                                                          SUB-ACCOUNT             SUB-ACCOUNT
                                                                   ------------------------  --------------------
                                                                       2006         2005        2006       2005
                                                                   -----------  -----------  ----------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $  (240,692) $  (185,170) $  (16,973) $    (84)
  Net realized (losses) gains from security transactions..........     219,181      343,140      (2,319)    2,681
  Change in unrealized appreciation (depreciation) of investments.     256,533      985,639     202,536    (1,402)
                                                                   -----------  -----------  ----------  --------
  Net increase (decrease) in net assets resulting from operations.     235,022    1,143,609     183,244     1,195
                                                                   -----------  -----------  ----------  --------
From capital transactions:
  Payments received from contract owners..........................   3,192,761    2,316,024   2,378,309    29,021
  Transfers between Sub-accounts (including fixed account), net...   1,130,302   (3,403,020)  1,034,203    45,007
  Transfers for contract benefits and terminations................    (479,668)    (493,127)    (34,713)  (10,578)
  Contract maintenance charges....................................     (48,933)     (37,605)         (9)       (6)
                                                                   -----------  -----------  ----------  --------
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................   3,794,462   (1,617,728)  3,377,790    63,444
                                                                   -----------  -----------  ----------  --------
NET CHANGE IN NET ASSETS..........................................   4,029,484     (474,119)  3,561,034    64,639
NET ASSETS - BEGINNING OF PERIOD..................................  12,356,025   12,830,144      98,174    33,535
                                                                   -----------  -----------  ----------  --------
NET ASSETS - END OF PERIOD........................................ $16,385,509  $12,356,025  $3,659,208  $ 98,174
                                                                   ===========  ===========  ==========  ========

                                                                           MFS
                                                                     INVESTORS TRUST
                                                                       SUB-ACCOUNT
                                                                   -------------------
                                                                    2006 (E)    2005
                                                                   ---------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $    (319) $ (4,838)
  Net realized (losses) gains from security transactions..........   101,009    16,735
  Change in unrealized appreciation (depreciation) of investments.   (82,846)    7,587
                                                                   ---------  --------
  Net increase (decrease) in net assets resulting from operations.    17,844    19,484
                                                                   ---------  --------
From capital transactions:
  Payments received from contract owners..........................     4,034        --
  Transfers between Sub-accounts (including fixed account), net...  (404,094)  (62,681)
  Transfers for contract benefits and terminations................   (10,667)  (25,531)
  Contract maintenance charges....................................       (86)   (1,646)
                                                                   ---------  --------
  Net increase (decrease) in net assets resulting from capital transactions...................................................  (410,813)  (89,858)
                                                                   ---------  --------
NET CHANGE IN NET ASSETS..........................................  (392,969)  (70,374)
NET ASSETS - BEGINNING OF PERIOD..................................   392,969   463,343
                                                                   ---------  --------
NET ASSETS - END OF PERIOD........................................ $      --  $392,969
                                                                   =========  ========

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                     WESTERN ASSET MANAGEMENT
  CAPITAL GUARDIAN    STRATEGIC BOND          WESTERN ASSET MANAGEMENT   T. ROWE PRICE
    U.S. EQUITY        OPPORTUNITIES             U.S. GOVERNMENT        SMALL-CAP GROWTH
    SUB-ACCOUNT         SUB-ACCOUNT                SUB-ACCOUNT            SUB-ACCOUNT
-------------------  -----------------------  -----------------------  -----------------
   2006      2005      2006         2005         2006       2005 (B)     2006     2005
---------  --------    -------     -------     ----------   --------   -------  --------
$  (4,197) $ (5,881) $ 2,449      $ 1,101     $   (8,258)   $ (1,257)  $(1,203) $ (1,243)
   43,334    12,671    1,053        1,680         (4,879)       (488)    3,051     2,045
   10,530    10,533     (997)      (1,966)        71,466         758        47     7,084
---------  --------    -------     -------     ----------   --------   -------  --------
   49,667    17,323    2,505          815         58,329        (987)    1,895     7,886
---------  --------    -------     -------     ----------   --------   -------  --------
  461,291    11,459    5,000        3,750      1,657,278     122,458     5,425        --
 (147,042)   15,364   (1,236)       3,308      1,118,527      88,916    (7,386)       54
  (17,238)  (46,155)  (2,959)      (5,992)       (17,380)       (106)   (4,719)  (14,827)
   (1,155)   (1,058)    (286)        (284)        (1,048)       (132)     (333)     (339)
---------  --------    -------     -------     ----------   --------   -------  --------
  295,856   (20,390)     519          782      2,757,377     211,136    (7,013)  (15,112)
---------  --------    -------     -------     ----------   --------   -------  --------
  345,523    (3,067)   3,024        1,597      2,815,706     210,149    (5,118)   (7,226)
  432,615   435,682   73,297       71,700        210,149          --    86,308    93,534
---------  --------    -------     -------     ----------   --------   -------  --------
$ 778,138  $432,615  $76,321      $73,297     $3,025,855    $210,149   $81,190  $ 86,308
=========  ========    =======     =======     ==========   ========   =======  ========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                        T. ROWE PRICE      FRANKLIN TEMPLETON      BLACKROCK
                                                                      LARGE-CAP GROWTH      SMALL-CAP GROWTH    STRATEGIC VALUE
                                                                         SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT
                                `                                  ----------------------  ------------------  -----------------
                                                                      2006        2005       2006      2005      2006      2005
                                                                   ----------  ----------  --------  --------  --------  -------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $  (14,879) $   (9,443) $ (4,420) $ (1,229) $   (332) $ 1,284
  Net realized (losses) gains from security transactions..........    161,798       9,092    25,359     1,702     5,062      287
  Change in unrealized appreciation (depreciation) of investments.    (13,702)     53,919     3,019     7,699    (1,021)    (292)
                                                                   ----------  ----------  --------  --------  --------  -------
  Net increase (decrease) in net assets resulting from operations.    133,217      53,568    23,958     8,172     3,709    1,279
                                                                   ----------  ----------  --------  --------  --------  -------
From capital transactions:
  Payments received from contract owners..........................    212,902     268,046    84,686   104,232     2,267    5,136
  Transfers between Sub-accounts (including fixed account), net...   (401,329)    219,885    (5,244)   73,242   (16,301)   4,479
  Transfers for contract benefits and terminations................    (25,344)    (47,292)   (3,432)     (917)      (22)       3
  Contract maintenance charges....................................     (3,355)     (2,564)     (976)     (197)      (69)    (124)
                                                                   ----------  ----------  --------  --------  --------  -------
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................   (217,126)    438,075    75,034   176,360   (14,125)   9,494
                                                                   ----------  ----------  --------  --------  --------  -------
NET CHANGE IN NET ASSETS..........................................    (83,909)    491,643    98,992   184,532   (10,416)  10,773
NET ASSETS - BEGINNING OF PERIOD..................................  1,068,382     576,739   187,981     3,449    32,325   21,552
                                                                   ----------  ----------  --------  --------  --------  -------
NET ASSETS - END OF PERIOD........................................ $  984,473  $1,068,382  $286,973  $187,981  $ 21,909  $32,325
                                                                   ==========  ==========  ========  ========  ========  =======

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

      OPPENHEIMER            FL                 FL              METLIFE
     GLOBAL EQUITY       LARGE CAP        VALUE LEADERS    AGGRESSIVE ALLOCATION
      SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
   ----------------  ------------------ ------------------ ---------------------
     2006     2005     2006    2005 (D)   2006    2005 (D)   2006      2005 (D)
   -------  -------  --------  -------- --------  --------  --------   --------
   $  (139) $    (9) $   (907)   $--    $ (1,473)   $--    $ (3,391)     $--
       301      (33)      (15)    --        (368)    --           3       --
     5,120      186     8,136     --      13,776     --      44,928       --
   -------  -------  --------    ---    --------    ---     --------     ---
     5,282      144     7,214     --      11,935     --      41,540       --
   -------  -------  --------    ---    --------    ---     --------     ---
    50,612       --    70,024     --     104,990     --      95,819       --
     5,467    6,534    72,717     --      77,224     --     350,136       --
      (101)  (2,786)     (293)    --        (212)    --         418       --
        --       --        --     --          --     --          --
   -------  -------  --------    ---    --------    ---     --------     ---
    55,978    3,748   142,448     --     182,002     --     446,373       --
   -------  -------  --------    ---    --------    ---     --------     ---
    61,260    3,892   149,662     --     193,937     --     487,913       --
     3,892       --        --     --          --     --          --       --
   -------  -------  --------    ---    --------    ---     --------     ---
   $65,152  $ 3,892  $149,662    $--    $193,937    $--    $487,913      $--
   =======  =======  ========    ===    ========    ===     ========     ===

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                        METLIFE            METLIFE
                                                                      CONSERVATIVE     CONSERVATIVE TO      METLIFE MODERATE
                                                                       ALLOCATION     MODERATE ALLOCATION      ALLOCATION
                                                                      SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                   ------------------ ------------------  --------------------
                                                                     2006    2005 (D)   2006     2005 (D)    2006     2005 (D)
                                                                   --------  -------- --------   -------- ----------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $   (922)   $--    $   (538)    $--    $  (15,516)   $--
  Net realized (losses) gains from security transactions..........      198     --          27      --         8,150     --
  Change in unrealized appreciation (depreciation) of investments.    2,371     --       4,865      --       139,191     --
                                                                   --------    ---    --------     ---    ----------    ---
  Net increase (decrease) in net assets resulting from operations.    1,647     --       4,354      --       131,825     --
                                                                   --------    ---    --------     ---    ----------    ---
From capital transactions:
  Payments received from contract owners..........................  518,236     --      90,000      --     1,866,422     --
  Transfers between Sub-accounts (including fixed account), net...   74,280     --      54,056      --       968,443     --
  Transfers for contract benefits and terminations................    5,553     --         (22)     --       (23,341)    --
  Contract maintenance charges....................................       --     --          --      --            --     --
                                                                   --------    ---    --------     ---    ----------    ---
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................  598,069     --     144,034      --     2,811,524     --
                                                                   --------    ---    --------     ---    ----------    ---
NET CHANGE IN NET ASSETS..........................................  599,716     --     148,388      --     2,943,349     --
NET ASSETS - BEGINNING OF PERIOD..................................       --     --          --      --            --     --
                                                                   --------    ---    --------     ---    ----------    ---
NET ASSETS - END OF PERIOD........................................ $599,716    $--    $148,388     $--    $2,943,349    $--
                                                                   ========    ===    ========     ===    ==========    ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

        METLIFE                                                      PIMCO
  MODERATE TO AGGRESSIVE       PIMCO               PIMCO          STOCKSPLUS
       ALLOCATION            HIGH YIELD        LOW DURATION     GROWTH & INCOME
      SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
  ---------------------- -----------------  ------------------  ---------------
     2006      2005 (D)    2006      2005     2006      2005      2006    2005
  ----------   --------  --------  -------  --------  --------  -------  ------
  $  (14,307)    $--     $  7,204  $ 1,980  $  3,113  $  1,657  $   107  $   49
        (709)     --          920        3      (251)      (11)   1,834      27
     131,101      --        2,901     (397)       18    (2,058)  (1,258)     22
  ----------     ---     --------  -------  --------  --------  -------  ------
     116,085      --       11,025    1,586     2,880      (412)     683      98
  ----------     ---     --------  -------  --------  --------  -------  ------
   1,434,090      --       56,835   35,127    22,284     4,404       --      --
   1,055,055      --       (1,290)  20,366    (9,906)    1,754       --     205
        (373)     --         (865)      10       (11)        1   (5,950)      2
          --      --         (445)    (135)     (354)     (329)      --      --
  ----------     ---     --------  -------  --------  --------  -------  ------
   2,488,772      --       54,235   55,368    12,013     5,830   (5,950)    207
  ----------     ---     --------  -------  --------  --------  -------  ------
   2,604,857      --       65,260   56,954    14,893     5,418   (5,267)    305
          --      --       72,245   15,291   102,017    96,599    5,267   4,962
  ----------     ---     --------  -------  --------  --------  -------  ------
  $2,604,857     $--     $137,505  $72,245  $116,910  $102,017  $    --  $5,267
  ==========     ===     ========  =======  ========  ========  =======  ======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005


                                                                      PIONEER VCT        AMERICAN FUNDS       AMERICAN FUNDS
                                                                     MID-CAP VALUE       GLOBAL GROWTH       GROWTH & INCOME
                                                                      SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                                                   ------------------ -------------------- --------------------
                                                                     2006    2005 (D)    2006     2005 (D)    2006     2005 (D)
                                                                   --------  -------- ----------  -------- ----------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $   (730)   $--    $  (17,587)   $--    $   46,817    $--
  Net realized (losses) gains from security transactions..........    1,020     --            35     --        34,998     --
  Change in unrealized appreciation (depreciation) of investments.    9,797     --       470,960     --       360,157     --
                                                                   --------    ---    ----------    ---    ----------    ---
  Net increase (decrease) in net assets resulting from operations.   10,087     --       453,408     --       441,972     --
                                                                   --------    ---    ----------    ---    ----------    ---
From capital transactions:
  Payments received from contract owners..........................  195,963     --     3,632,449     --     5,251,492     --
  Transfers between Sub-accounts (including fixed account), net...    2,367     --     1,221,649     --     1,609,494     --
  Transfers for contract benefits and terminations................     (290)    --       (21,842)    --       (46,581)    --
  Contract maintenance charges....................................       --     --            --     --            --     --
                                                                   --------    ---    ----------    ---    ----------    ---
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................  198,040     --     4,832,256     --     6,814,405     --
                                                                   --------    ---    ----------    ---    ----------    ---
NET CHANGE IN NET ASSETS..........................................  208,127     --     5,285,664     --     7,256,377     --
NET ASSETS - BEGINNING OF PERIOD..................................       --     --            --     --            --     --
                                                                   --------    ---    ----------    ---    ----------    ---
NET ASSETS - END OF PERIOD........................................ $208,127    $--    $5,285,664    $--    $7,256,377    $--
                                                                   ========    ===    ==========    ===    ==========    ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                                               VAN KAMPEN
   AMERICAN FUNDS         VAN KAMPEN       UIF U.S. REAL ESTATE     VAN KAMPEN
       GROWTH        UIF EQUITY AND INCOME     SECURITIES          LIT COMSTOCK
    SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-------------------- --------------------  -------------------- ------------------
   2006     2005 (D)    2006      2005 (D)   2006     2005 (D)    2006    2005 (D)
----------  -------- ----------   -------- --------   --------  --------  --------
$    5,154    $--    $   (3,170)    $--    $ (1,769)    $--     $ (1,955)   $--
    17,820     --         2,705      --       9,008      --          419     --
   472,791     --        61,519      --      36,664      --       27,670     --
----------    ---    ----------     ---    --------     ---     --------    ---
   495,765     --        61,054      --      43,903      --       26,134     --
----------    ---    ----------     ---    --------     ---     --------    ---
 6,766,739     --     1,404,229      --     605,414      --      412,074     --
 2,495,705     --        78,103      --      71,166      --       22,732     --
   (62,493)    --        (8,519)     --        (795)     --       (3,612)    --
        --     --            --      --          --      --           --     --
----------    ---    ----------     ---    --------     ---     --------    ---
 9,199,951     --     1,473,813      --     675,785      --      431,194     --
----------    ---    ----------     ---    --------     ---     --------    ---
 9,695,716     --     1,534,867      --     719,688      --      457,328     --
        --     --            --      --          --      --           --     --
----------    ---    ----------     ---    --------     ---     --------    ---
$9,695,716    $--    $1,534,867     $--    $719,688     $--     $457,328    $--
==========    ===    ==========     ===    ========     ===     ========    ===

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                                                                    LMPV
                                                                       VAN KAMPEN           VAN KAMPEN          GLOBAL HIGH
                                                                   LIT STRATEGIC GROWTH LIT GROWTH & INCOME      YIELD BOND
                                                                      SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                                                   -------------------- ------------------  --------------------
                                                                     2006     2005 (D)    2006     2005 (D)    2006     2005 (D)
                                                                   --------   --------  --------   -------- ----------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $   (876)    $--     $ (2,142)    $--    $   61,836    $--
  Net realized (losses) gains from security transactions..........      391      --        4,558      --        11,009     --
  Change in unrealized appreciation (depreciation) of investments.    8,231      --       29,812      --       (16,552)    --
                                                                   --------     ---     --------     ---    ----------    ---
  Net increase (decrease) in net assets resulting from operations.    7,746      --       32,228      --        56,293     --
                                                                   --------     ---     --------     ---    ----------    ---
From capital transactions:
  Payments received from contract owners..........................  182,678      --      456,989      --       883,128     --
  Transfers between Sub-accounts (including fixed account), net...      184      --       16,930      --       327,167     --
  Transfers for contract benefits and terminations................   (5,488)     --      (11,701)     --        (1,559)    --
  Contract maintenance charges....................................       --      --           --      --            --     --
                                                                   --------     ---     --------     ---    ----------    ---
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................  177,374      --      462,218      --     1,208,736     --
                                                                   --------     ---     --------     ---    ----------    ---
NET CHANGE IN NET ASSETS..........................................  185,120      --      494,446      --     1,265,029     --
NET ASSETS - BEGINNING OF PERIOD..................................       --      --           --      --            --     --
                                                                   --------     ---     --------     ---    ----------    ---
NET ASSETS - END OF PERIOD........................................ $185,120     $--     $494,446     $--    $1,265,029    $--
                                                                   ========     ===     ========     ===    ==========    ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.


        LMPV                                      LMPV                LMPV
  SMALL-CAP GROWTH          LMPV           CAPITAL AND INCOME     EQUITY INDEX
    SUB-ACCOUNT      INVESTORS SUB-ACCOUNT    SUB-ACCOUNT         SUB-ACCOUNT
-------------------- --------------------- ------------------ --------------------
   2006     2005 (D)   2006      2005 (D)    2006    2005 (D)    2006     2005 (D)
----------  --------  --------   --------  --------  -------- ----------  --------
$   (8,060)   $--    $  1,117      $--     $  8,310    $--    $   17,484    $--
    50,756     --       3,201       --       11,115     --        52,356     --
    28,504     --       6,660       --       20,890     --       138,270     --
----------    ---     --------     ---     --------    ---    ----------    ---
    71,200     --      10,978       --       40,315     --       208,110     --
----------    ---     --------     ---     --------    ---    ----------    ---
   491,964     --     105,752       --      611,619     --     2,688,106     --
   525,525     --      26,130       --       70,820     --        41,881     --
    (5,325)    --        (241)      --      (17,507)    --        (7,342)    --
        --     --          --       --           --     --            --     --
----------    ---     --------     ---     --------    ---    ----------    ---
 1,012,164     --     131,641       --      664,932     --     2,722,645     --
----------    ---     --------     ---     --------    ---    ----------    ---
 1,083,364     --     142,619       --      705,247     --     2,930,755     --
        --     --          --       --           --     --            --     --
----------    ---     --------     ---     --------    ---    ----------    ---
$1,083,364    $--    $142,619      $--     $705,247    $--    $2,930,755    $--
==========    ===     ========     ===     ========    ===    ==========    ===

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005


                                                                           LMPV                 LMPV                LMPV
                                                                    FUNDAMENTAL VALUE   CAPITAL APPRECIATION  GROWTH & INCOME
                                                                       SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                                                   -------------------- -------------------- ------------------
                                                                      2006     2005 (D)    2006     2005 (D)   2006    2005 (D)
                                                                   ----------  -------- ----------  -------- --------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $   21,720    $--    $    8,589    $--    $    614    $--
  Net realized (losses) gains from security transactions..........     79,218     --        46,801     --         164     --
  Change in unrealized appreciation (depreciation) of investments.     46,642     --        37,087     --      12,785     --
                                                                   ----------    ---    ----------    ---    --------    ---
  Net increase (decrease) in net assets resulting from operations.    147,580     --        92,477     --      13,563     --
                                                                   ----------    ---    ----------    ---    --------    ---
From capital transactions:
  Payments received from contract owners..........................  1,539,428     --     1,195,020     --     179,419     --
  Transfers between Sub-accounts (including fixed account), net...    509,988     --       272,306     --       3,705     --
  Transfers for contract benefits and terminations................    (13,885)    --        (9,897)    --          (3)    --
  Contract maintenance charges....................................         --     --            --     --          --     --
                                                                   ----------    ---    ----------    ---    --------    ---
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................  2,035,531     --     1,457,429     --     183,121     --
                                                                   ----------    ---    ----------    ---    --------    ---
NET CHANGE IN NET ASSETS..........................................  2,183,111     --     1,549,906     --     196,684     --
NET ASSETS - BEGINNING OF PERIOD..................................         --     --            --     --          --     --
                                                                   ----------    ---    ----------    ---    --------    ---
NET ASSETS - END OF PERIOD........................................ $2,183,111    $--    $1,549,906    $--    $196,684    $--
                                                                   ==========    ===    ==========    ===    ========    ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

        LMPV                    LMPV                LMPV               LMPV
 ADJUSTABLE RATE INCOME  AGGRESSIVE GROWTH    LARGE-CAP GROWTH   LARGE-CAP VALUE
    SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
 ---------------------- -------------------- ------------------ ------------------
   2006      2005 (D)      2006     2005 (D)   2006    2005 (D)   2006    2005 (D)
  --------   --------   ----------  -------- --------  -------- --------  --------
 $  4,567      $--      $  (32,148)   $--    $   (537)   $--    $    837    $--
        7       --           6,379     --          16     --       2,416     --
   (3,506)      --         257,767     --       6,864     --       9,065     --
  --------     ---      ----------    ---    --------    ---    --------    ---
    1,068       --         231,998     --       6,343     --      12,318     --
  --------     ---      ----------    ---    --------    ---    --------    ---
   93,910       --       3,742,780     --      69,738     --     119,630     --
   22,447       --       1,504,348     --      78,847     --         (27)    --
      (68)      --         (43,651)    --          (9)    --      (2,182)    --
       --       --              --     --          --     --          --     --
  --------     ---      ----------    ---    --------    ---    --------    ---
  116,289       --       5,203,477     --     148,576     --     117,421     --
  --------     ---      ----------    ---    --------    ---    --------    ---
  117,357       --       5,435,475     --     154,919     --     129,739     --
       --       --              --     --          --     --          --     --
  --------     ---      ----------    ---    --------    ---    --------    ---
 $117,357      $--      $5,435,475    $--    $154,919    $--    $129,739    $--
  ========     ===      ==========    ===    ========    ===    ========    ===

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005


                                                                                                  LMPV SOCIAL
                                                                                  LMPV             AWARENESS
                                                                              MONEY MARKET           STOCK
                                                                               SUB-ACCOUNT        SUB-ACCOUNT
                                                                          --------------------- ----------------
                                                                              2006     2005 (D)  2006   2005 (D)
                                                                          -----------  -------- ------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)........................................... $    49,762    $--    $   (5)   $--
  Net realized (losses) gains from security transactions.................          --     --        --     --
  Change in unrealized appreciation (depreciation) of investments........          --     --       622     --
                                                                          -----------    ---    ------    ---
  Net increase (decrease) in net assets resulting from operations........      49,762     --       617     --
                                                                          -----------    ---    ------    ---
From capital transactions:
  Payments received from contract owners.................................   6,193,137     --     6,000     --
  Transfers between Sub-accounts (including fixed account), net..........  (1,638,637)    --       600     --
  Transfers for contract benefits and terminations.......................    (183,733)    --        --     --
  Contract maintenance charges...........................................          --     --        --     --
                                                                          -----------    ---    ------    ---
  Net increase (decrease) net assets resulting from capital transactions.   4,370,767     --     6,600     --
                                                                          -----------    ---    ------    ---
NET CHANGE IN NET ASSETS.................................................   4,420,529     --     7,217     --
NET ASSETS - BEGINNING OF PERIOD.........................................          --     --        --     --
                                                                          -----------    ---    ------    ---
NET ASSETS - END OF PERIOD............................................... $ 4,420,529    $--    $7,217    $--
                                                                          ===========    ===    ======    ===

                                                                             LMPV MULTIPLE
                                                                          DISCIPLINE BALANCED
                                                                           ALL-CAP GROWTH &
                                                                                 VALUE
                                                                              SUB-ACCOUNT
                                                                          -------------------
                                                                             2006    2005 (D)
                                                                          ---------- --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)........................................... $   18,855   $--
  Net realized (losses) gains from security transactions.................     57,638    --
  Change in unrealized appreciation (depreciation) of investments........     22,963    --
                                                                          ----------   ---
  Net increase (decrease) in net assets resulting from operations........     99,456    --
                                                                          ----------   ---
From capital transactions:
  Payments received from contract owners.................................    500,202    --
  Transfers between Sub-accounts (including fixed account), net..........  1,524,276    --
  Transfers for contract benefits and terminations.......................     13,277    --
  Contract maintenance charges...........................................         --    --
                                                                          ----------   ---
  Net increase (decrease) net assets resulting from capital transactions.  2,037,755    --
                                                                          ----------   ---
NET CHANGE IN NET ASSETS.................................................  2,137,211    --
NET ASSETS - BEGINNING OF PERIOD.........................................         --    --
                                                                          ----------   ---
NET ASSETS - END OF PERIOD............................................... $2,137,211   $--
                                                                          ==========   ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                               LMPV
         LMPV            MULTIPLE DISCIPLINE         LMPV
  MULTIPLE DISCIPLINE    LARGE-CAP GROWTH &  MULTIPLE DISCIPLINE GLOBAL        LMPV
  ALL-CAP GROWTH & VALUE       VALUE         ALL-CAP GROWTH & VALUE     DIVIDEND STRATEGY
     SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT               SUB-ACCOUNT
  ---------------------- ------------------- -------------------------- ------------------
    2006      2005 (D)     2006    2005 (D)     2006        2005 (D)      2006    2005 (D)
   --------   --------   -------   --------   ----------    --------    --------  --------
  $     17      $--      $   117     $--     $    1,999       $--       $  2,254    $--
    21,743       --        1,410      --         26,198        --          2,180     --
    18,482       --         (111)     --         54,649        --          3,908     --
   --------     ---      -------     ---      ----------      ---       --------    ---
    40,242       --        1,416      --         82,846        --          8,342     --
   --------     ---      -------     ---      ----------      ---       --------    ---
   285,495       --        6,460      --        910,794        --        118,918     --
   180,660       --       22,422      --         67,283        --         13,724     --
    (3,616)      --           70      --         (3,798)       --           (199)    --
        --       --           --      --             --        --             --     --
   --------     ---      -------     ---      ----------      ---       --------    ---
   462,539       --       28,952      --        974,279        --        132,443     --
   --------     ---      -------     ---      ----------      ---       --------    ---
   502,781       --       30,368      --      1,057,125        --        140,785     --
        --       --           --      --             --        --             --     --
   --------     ---      -------     ---      ----------      ---       --------    ---
  $502,781      $--      $30,368     $--     $1,057,125       $--       $140,785    $--
   ========     ===      =======     ===      ==========      ===       ========    ===

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                                                                   LMPV
                                                                                 LMPV              LMPV       LIFESTYLE HIGH
                                                                          LIFESTYLE BALANCED LIFESTYLE GROWTH     GROWTH
                                                                             SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                                                                          ------------------ ---------------- ---------------
                                                                            2006    2005 (D)  2006   2005 (D)  2006  2005 (D)
                                                                          --------  -------- ------  -------- ------ --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)........................................... $  4,754    $--    $   68    $--    $   10   $--
  Net realized (losses) gains from security transactions.................     (169)    --        --     --        --    --
  Change in unrealized appreciation (depreciation) of investments........    1,170     --       233     --        24    --
                                                                          --------    ---    ------    ---    ------   ---
  Net increase (decrease) in net assets resulting from operations........    5,755     --       301     --        34    --
                                                                          --------    ---    ------    ---    ------   ---
From capital transactions:
  Payments received from contract owners.................................  174,286     --     4,815     --     1,384    --
  Transfers between Sub-accounts (including fixed account), net..........   25,100     --        10     --        --    --
  Transfers for contract benefits and terminations.......................      455     --       (18)    --         1    --
  Contract maintenance charges...........................................       --     --        --     --        --    --
                                                                          --------    ---    ------    ---    ------   ---
  Net increase (decrease) net assets resulting from capital transactions.  199,841     --     4,807     --     1,385    --
                                                                          --------    ---    ------    ---    ------   ---
NET CHANGE IN NET ASSETS.................................................  205,596     --     5,108     --     1,419    --
NET ASSETS - BEGINNING OF PERIOD.........................................       --     --        --     --        --    --
                                                                          --------    ---    ------    ---    ------   ---
NET ASSETS - END OF PERIOD............................................... $205,596    $--    $5,108    $--    $1,419   $--
                                                                          ========    ===    ======    ===    ======   ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

          TST AIM                  TST             JANUS                  TST
       CAPITAL APPRECIATION   EQUITY INCOME   CAPITAL APPRECIATION     LARGE CAP
        SUB-ACCOUNT            SUB-ACCOUNT      SUB-ACCOUNT           SUB-ACCOUNT
       -------------------- ----------------- -------------------- ------------------
       2006     2005 (D)      2006   2005 (D)  2006     2005 (D)     2006    2005 (D)
       ----     --------    -------  --------  -----    --------   --------  --------
       $(4)       $--       $   213    $--    $  (9)      $--            83    $--
         4         --           (55)    --       13        --          (213)    --
        --         --            --     --       --        --            --     --
       ---        ---       -------    ---     -----      ---      --------    ---
        --         --           158     --        4        --          (130)    --
       ---        ---       -------    ---     -----      ---      --------    ---
        --         --         8,250     --      450        --        31,213     --
        (5)        --        (8,401)    --     (454)       --       (30,946)    --
         5         --            (7)    --       --        --          (137)    --
        --         --            --     --       --        --            --     --
       ---        ---       -------    ---     -----      ---      --------    ---
        --         --          (158)    --       (4)       --           130     --
       ---        ---       -------    ---     -----      ---      --------    ---
        --         --            --     --       --        --            --     --
        --         --            --     --       --        --            --     --
       ---        ---       -------    ---     -----      ---      --------    ---
       $--        $--       $    --    $--    $  --       $--      $     --    $--
       ===        ===       =======    ===     =====      ===      ========    ===

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                                  TST                TST
                                                                          MODERATE AGGRESSIVE      MODERATE
                                                                              SUB-ACCOUNT        SUB-ACCOUNT
                                                                          ------------------- ------------------
                                                                             2006    2005 (D)   2006    2005 (D)
                                                                          ---------  -------- --------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)........................................... $   9,058    $--    $  2,309    $--
  Net realized (losses) gains from security transactions.................    (6,560)    --        (516)    --
  Change in unrealized appreciation (depreciation) of investments........        --     --          --     --
                                                                          ---------    ---    --------    ---
  Net increase (decrease) in net assets resulting from operations........     2,498     --       1,793     --
                                                                          ---------    ---    --------    ---
From capital transactions:
  Payments received from contract owners.................................   484,430     --      95,870     --
  Transfers between Sub-accounts (including fixed account), net..........  (487,206)    --     (97,663)    --
  Transfers for contract benefits and terminations.......................       278     --          --     --
  Contract maintenance charges...........................................        --     --          --     --
                                                                          ---------    ---    --------    ---
  Net increase (decrease) net assets resulting from capital transactions.    (2,498)    --      (1,793)    --
                                                                          ---------    ---    --------    ---
NET CHANGE IN NET ASSETS.................................................        --     --          --     --
NET ASSETS - BEGINNING OF PERIOD.........................................        --     --          --     --
                                                                          ---------    ---    --------    ---
NET ASSETS - END OF PERIOD............................................... $      --    $--    $     --    $--
                                                                          =========    ===    ========    ===

                                                                                  TST
                                                                           MFS TOTAL RETURN
                                                                              SUB-ACCOUNT
                                                                          -------------------
                                                                             2006    2005 (D)
                                                                          ---------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)........................................... $   1,931    $--
  Net realized (losses) gains from security transactions.................      (834)    --
  Change in unrealized appreciation (depreciation) of investments........        --     --
                                                                          ---------    ---
  Net increase (decrease) in net assets resulting from operations........     1,097     --
                                                                          ---------    ---
From capital transactions:
  Payments received from contract owners.................................   165,135     --
  Transfers between Sub-accounts (including fixed account), net..........  (166,159)    --
  Transfers for contract benefits and terminations.......................       (73)    --
  Contract maintenance charges...........................................        --     --
                                                                          ---------    ---
  Net increase (decrease) net assets resulting from capital transactions.    (1,097)    --
                                                                          ---------    ---
NET CHANGE IN NET ASSETS.................................................        --     --
NET ASSETS - BEGINNING OF PERIOD.........................................        --     --
                                                                          ---------    ---
NET ASSETS - END OF PERIOD............................................... $      --    $--
                                                                          =========    ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

          TST               TST                TST                   TST
       MFS VALUE        PIONEER FUND    PIONEER MID CAP VALUE PIONEER STRATEGIC INCOME
      SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT           SUB-ACCOUNT
   ----------------- ------------------ --------------------- ------------------------
     2006   2005 (D)   2006    2005 (D)   2006      2005 (D)    2006       2005 (D)
   -------  -------- --------  --------  --------   --------   --------    --------
   $   (16)   $--    $    220    $--    $    (21)     $--     $    (75)      $--
       283     --         (16)    --        (186)      --          533        --
        --     --          --     --          --       --           --        --
   -------    ---    --------    ---     --------     ---      --------      ---
       267     --         204     --        (207)      --          458        --
   -------    ---    --------    ---     --------     ---      --------      ---
     2,000     --      20,000     --      61,033       --       65,824        --
    (2,268)    --     (20,208)    --     (60,825)      --      (66,325)       --
         1     --           4     --          (1)      --           43        --
        --     --          --     --          --       --           --        --
   -------    ---    --------    ---     --------     ---      --------      ---
      (267)    --        (204)    --         207       --         (458)       --
   -------    ---    --------    ---     --------     ---      --------      ---
        --     --          --     --          --       --           --        --
        --     --          --     --          --       --           --        --
   -------    ---    --------    ---     --------     ---      --------      ---
   $    --    $--    $     --    $--    $     --      $--     $     --       $--
   =======    ===    ========    ===     ========     ===      ========      ===

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                                 TST                TST
                                                                          STYLE FOCUS SMALL     STYLE FOCUS        TRAVELERS
                                                                              CAP GROWTH      SMALL CAP VALUE    MANAGED INCOME
                                                                             SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                                                          ------------------ ----------------- ------------------
                                                                            2006    2005 (D)   2006   2005 (D)   2006    2005 (D)
                                                                          --------  -------- -------  -------- --------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)........................................... $    (34)   $--    $   (17)   $--    $    207    $--
  Net realized (losses) gains from security transactions.................      926     --        390     --        (241)    --
  Change in unrealized appreciation (depreciation) of investments........       --     --         --     --          --     --
                                                                          --------    ---    -------    ---    --------    ---
  Net increase (decrease) in net assets resulting from operations........      892     --        373     --         (34)    --
                                                                          --------    ---    -------    ---    --------    ---
From capital transactions:
  Payments received from contract owners.................................   43,588     --      9,000     --      13,545     --
  Transfers between Sub-accounts (including fixed account), net..........  (44,473)    --     (9,383)    --     (13,503)    --
  Transfers for contract benefits and terminations.......................       (7)    --         10     --          (8)    --
  Contract maintenance charges...........................................       --     --         --     --          --     --
                                                                          --------    ---    -------    ---    --------    ---
  Net increase (decrease) net assets resulting from capital transactions.     (892)    --       (373)    --          34     --
                                                                          --------    ---    -------    ---    --------    ---
NET CHANGE IN NET ASSETS.................................................       --     --         --     --          --     --
NET ASSETS - BEGINNING OF PERIOD.........................................       --     --         --     --          --     --
                                                                          --------    ---    -------    ---    --------    ---
NET ASSETS - END OF PERIOD............................................... $     --    $--    $    --    $--    $     --    $--
                                                                          ========    ===    =======    ===    ========    ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1.  BUSINESS

First MetLife Investors Variable Annuity Account One (the "Separate Account"), a separate account of First MetLife Investors Insurance Company ("FMLI"), was established by the Board of Directors of FMLI on December 31, 1992 to support FMLI's operations with respect to certain variable annuity contracts ("Contracts"). FMLI is a wholly owned subsidiary of MetLife, Inc ("MLI"). The separate account was registered as a unit investment trust on January 21, 1994 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Department of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual Separate Account for financial reporting purposes. Each Sub-Account invests its assets exclusively in shares of corresponding portfolios, series or funds (with the same name) within the Met Investors Fund, Russell Fund, AIM Fund, Alliance Fund, Putnam Fund, Templeton Fund, Fidelity Fund, Metropolitan Fund, PIMCO Fund, Pioneer Fund, American Fund, Morgan Stanley Fund, Van Kampen Fund, LMPV I Fund, LMPV II Fund, LMPV III Fund, LMPV IV Fund, LMPV I Fund and LMPV L Fund (collectively, the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of FMLI. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from FMLI's other assets and liabilities. The portion of the Separate Account's assets attributable to the Contracts is not chargeable with liabilities arising out of any other business FMLI may conduct.

The following Sub-Accounts were available for investment as of December 31, 2006:

             Lord Abbett Growth and     Fidelity Equity-Income
               Income Sub-Account*      Sub-Account
             Lord Abbett Bond           Fidelity Mid-Cap
               Debenture Sub-Account*   Sub-Account
             Lord Abbett Mid-Cap Value  Fidelity Contrafund
               Sub-Account*             Sub-Account
             Met/Putnam Capital
               Opportunities            MetLife Stock Index
               Sub-Account              Sub-Account
             Oppenheimer Capital        FI International Stock
               Appreciation Sub-Account Sub-Account
             Legg Mason Aggressive      BlackRock Bond Income
               Growth Sub-Account*      Sub-Account*
             Van Kampen Mid-Cap Growth  BlackRock Money Market
               Sub-Account              Sub-Account*
             PIMCO Total Return         Davis Venture Value
               Sub-Account              Sub-Account
             RCM Global Technology      Harris Oakmark Focused
               Sub-Account              Value Sub-Account
             T Rowe Price Mid Cap       Jennison Growth
               Growth Sub-Account*      Sub-Account
             MFS Research
               International            MFS Total Return
               Sub-Account*             Sub-Account
             Lazard Mid-Cap Sub-Account Capital Guardian U.S.
                                        Equity Sub-Account
             Met/AIM Small-Cap Growth
               Sub-Account*
             Harris Oakmark             Western Asset Management
               International            Strategic Bond
               Sub-Account              Opportunities Sub-Account*
             Third Avenue Small-Cap
               Value Sub-Account*       Western Asset Management
             PIMCO Inflation Protected  U.S. Government
               Bond Sub-Account         Sub-Account*
             Lord Abbett America's      T Rowe Price Small-Cap
               Value Sub-Account        Sub-Account
             Neuberger Berman Real      T Rowe Price Large-Cap
               Estate Sub-Account*      Sub-Account
             Turner Mid Cap Growth      Franklin Templeton
               Sub-Account              Small-Cap Growth
                                        Sub-Account
             Goldman Sachs Mid-Cap      BlackRock Strategic Value
               Value Sub-Account        Sub-Account
             MetLife Defensive          Oppenheimer Global Equity
               Strategy Sub-Account     Sub-Account
             MetLife Moderate Strategy
               Sub-Account              FI Large Cap Sub-Account
             MetLife Balanced Strategy  FI Value Leaders
               Sub-Account              Sub-Account
             MetLife Growth Strategy    MetLife Aggressive
               Sub-Account              Allocation Sub-Account
                                        MetLife Conservative
                                        Allocation Sub-Account
                                        MetLife Conservative to
                                        Moderate Allocation
                                        Sub-Account

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

1.  BUSINESS -- (CONTINUED)

             MetLife Aggressive         PIMCO High Yield
               Strategy Sub-Account     Sub-Account
             Cyclical Growth ETF        PIMCO Low Duration
               Sub-Account              Sub-Account
             Cyclical Growth & Income   PIMCO StocksPLUS Growth &
               ETF Sub-Account          Income Sub-Account**
             Van Kampen Comstock        Pioneer VCT Mid-Cap Value
               Sub-Account              Sub-Account
             Legg Mason Value Equity    American Funds Global
               Sub-Account              Growth Sub-Account
             MFS Emerging Markets       American Funds Growth and
               Equity Sub-Account       Income Sub-Account
             Loomis Sayles Global       American Funds Growth
               Markets Sub-Account      Sub-Account
             Met/AIM Capital            Van Kampen UIF Equity and
               Appreciation Sub-Account Income Sub-Account
             BlackRock High Yield       Van Kampen UIF U.S. Real
               Sub-Account              Estate
                                        SecuritiesSub-Account
             Janus Capital Appreciaton  Van Kampen LIT Comstock
               Sub-Account              Sub-Account
             MFS Value Sub-Account      Van Kampen LIT Strategic
                                        Growth Sub-Account
             Pioneer Fund Sub-Account   Van Kampen LIT Growth and
                                        Income Sub-Account
             Pioneer Mid-Cap Value      LMPV Global High Yield
               Sub-Account              Bond Sub-Account
             Pioneer Strategic Income   LMPV Small-Cap Growth
               Sub-Account              Sub-Account
             Dreman Small Cap Value
               Sub-Account              LMPV Investors Sub-Account
             BlackRock Large Cap Core   LMPV Capital and Income
               Sub-Account              Sub-Account
             Strategic Growth and       LMPV Equity Index
               Income Sub-Account       Sub-Account
             Strategic Conservative     LMPV Fundamental Value
               Growth Sub-Account       Sub-Account
             Strategic Growth           LMPV Capital Appreciation
               Sub-Account              Sub-Account
             Russell Multi-Style        LMPV Growth and Income
               Equity Sub-Account       Sub-Account
             Russell Aggressive Equity  LMPV Adjustable Rate
               Sub-Account              Income Sub-Account
             Russell Non-U.S.           LMPV Aggressive Growth
               Sub-Account              Sub-Account
             Russell Core Bond          LMPV Large-Cap Growth
               Sub-Account              Sub-Account
             Russell Real Estate        LMPV Large-Cap Value
               Securities Sub-Account   Sub-Account
             AIM V.I. Capital           LMPV Money Market
               Appreciation Sub-Account Sub-Account
             AIM V.I. International     LMPV Social Awareness
               Growth Sub-Account       Stock Sub-Account
             AllianceBernstein
               Large-Cap Growth
               Sub-Account              LMPV Multiple Discipline
             DWS Small Cap Growth       Balanced All-Cap Growth
               Sub-Account**            and Value Sub-Account
             DWS Government & Agency
               Securities Sub-Account** LMPV Multiple Discipline
             Putnam Growth & Income     All-Cap Growth and Value
               Sub-Account*             Sub-Account
             Putnam Equity Income       LMPV Multiple Discipline
               Sub-Account              Large-Cap Growth and
             Putnam Vista Sub-Account   Value Sub-Account
             Putnam Small-Cap Value
               Sub-Account              LMPV Multiple Discipline
             Templeton Foreign          Global All-Cap Growth and
               Securities Sub-Account   Value Sub-Account
             Templeton Developing       LMPV Premier Selections
               Markets Securities       All-Cap Growth
               Sub-Account              Sub-Account**
             Templeton Growth           LMPV Dividend Strategy
               Securities Sub-Account   Sub-Account
             Franklin Mutual Shares     LMPV Lifestyle Balanced
               Securities Sub-Account   Sub-Account
             Franklin Income            LMPV Lifestyle Growth
               Securities Sub-Account   Sub-Account
             MetLife Moderate           LMPV Lifestyle High
             Allocation Sub-Account     Growth Sub-Account*
             MetLife Moderate to
             Aggressive Allocation
             Sub-Account

* These Sub-Accounts within the Separate Account invest in two or more share classes within the underlying portfolios of the funds that may assess 12b-1 fees.
** These Sub-Accounts had no net assets as of December 31, 2006.

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

1.  BUSINESS -- (CONTINUED)

The operations of the Sub-Accounts changed as follows during the years ended 2006 and 2005:

For the year ended December 31, 2006:

NAME CHANGES:

             OLD NAME                    NEW NAME
             --------                    --------
             Salomon Brothers U.S.       Western Asset Management
               Government Sub-Account      U.S. Government
                                           Sub-Account
             Salomon Brothers            Western Asset Management
               Strategic Bond            Strategic Bond
               Opportunities Sub-Account Opportunities Sub-Account
             Scudder Government &        DWS Government & Agency
               Agency Securities         Securities Sub-Account
               Sub-Account
             Scudder Small Cap Growth    DWS Small Cap Growth
               Sub-Account               Sub-Account
             Scudder International       DWS International
               Sub-Account               Sub-Account
             Scudder Small Cap Growth    DWS Small Cap Growth
               Sub-Account               Sub-Account
             Greenwich Street            LMPV Appreciation
               Appreciation Sub-Account  Sub-Account
             Greenwich Street Capital    LMPV Capital and Income
               and Income Sub-Account    Sub-Account
             Greenwich Street Equity     LMPV Equity Index
               Index Sub-Account         Sub-Account
             LMPV High Yield Bond        LMPV Global High Yield
               Sub-Account               Bond Sub-Account
             Mercury Large Cap Core      BlackRock Large Cap Core
               Sub-Account               Sub-Account
             Van Kampen LIT Emerging     Van Kampen LIT Strategic
               Growth Sub-Account        Growth Sub-Account
             Federated High Yield        BlackRock High Yield
               Sub-Account               Sub-Account
             Greenwich Street Series     LMPV Fundamental Value
               Fund -- Fundamental       Sub-Account
               Value Sub-Account
             Salomon Brothers Variable   LMPV High Yield Bond
               High Yield Bond           Sub-Account
               Sub-Account
             Salomon Brothers Variable   LMPV Investors Sub-Account
               Investors Sub-Account
             Salomon Brothers Variable   LMPV Small Cap Growth
               Small Cap Growth          Sub-Account
               Sub-Account
             Smith Barney Allocation     LMPV Lifestyle Balanced
               Series Inc. -- Select     Sub-Account
               Balanced Sub-Account
             Smith Barney Allocation     LMPV Lifestyle Growth
               Series Inc. -- Select     Sub-Account
               Growth Sub-Account
             Smith Barney Allocation     LMPV Lifestyle High
               Series Inc. -- Select     Growth Sub-Account
               High Growth Sub-Account
             Smith Barney Dividend       LMPV Dividend Strategy
               Strategy Sub-Account      Sub-Account
             Smith Barney Growth and     LMPV Growth and Income
               Income Sub-Account        Sub-Account
             Smith Barney Premier        LMPV Premier Selections
               Selections All Cap        All Cap Growth Sub-Account
               Growth Sub-Account
             Multiple Discipline         LMPV Multiple
               Portfolio -- All Cap      Discipline -- All Cap
               Growth & Value            Growth & Value
             Multiple Discipline         LMPV Multiple
               Portfolio -- Balanced       Discipline -- Balanced
               All Cap Growth & Value      All Cap Growth and Value
             Multiple Discipline         LMPV Multiple
               Portfolio -- Global All     Discipline -- Global
               Cap Growth & Value          All Cap Growth and Value
             Multiple Discipline         LMPV Multiple
               Portfolio -- Large Cap      Discipline -- Large Cap
               Growth & Value              Growth and Value
             SB Adjustable Rate Income   LMPV Adjustable Rate
               Sub-Account               Income Sub-Account
             Smith Barney Aggressive     LMPV Aggressive Growth
               Growth Sub-Account        Sub-Account
             Smith Barney Large Cap      LMPV Large Cap Value
               Value Sub-Account         Sub-Account
             Smith Barney Large          LMPV Large Cap Growth
               Capitalization Growth     Sub-Account
               Sub-Account
             Smith Barney Money Market   LMPV Money Market
               Sub-Account               Sub-Account
             Social Awareness Stock      LMPV Social Awareness
               Sub-Account               Stock Sub-Account
             Lord Abbet Growth           Van Kampen Mid-Cap Growth
               Opportunities             Sub-Account
               Sub-Account
             Janus Aggressive Growth     Legg Mason Aggressive
               Sub-Account               Growth Sub-Account

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


1.  BUSINESS -- (CONTINUED)

MERGERS:

             OLD PORTFOLIO              NEW PORTFOLIO
             -------------              -------------
             MFS Investors Trust        Legg Mason Value Equity
             TST Convertible            Lord Abbett Bond
               Securities Portfolio     Debenture Portfolio
             TST Federated High Yield   Federated High Yield
               Portfolio                Portfolio
             Capital Appreciation Fund  Janus Capital
                                        Appreciation Portfolio
             TST AIM Capital            MET/AIM Small Cap Growth
               Appreciation Portfolio   Portfolio
             TST MFS Value Portfolio    MFS Value Portfolio
             TST Pioneer Fund Portfolio Pioneer Fund Portfolio
             TST Pioneer Mid Cap Value  Pioneer Mid Cap Value
               Portfolio                Portfolio
             TST Pioneer Strategic      Pioneer Strategic Income
               Income Portfolio         Portfolio
             TST Style Focus Series:
               Small Cap Value          Dreman Small Cap Value
               Portfolio                Portfolio
             TST Mercury Large Cap      Mercury Large Cap Core
               Core Portfolio           Portfolio
             TST Equity Income
               Portfolio                FI Value Leaders Portfolio
             TST MFS Total Return
               Portfolio                MFS Total Return Portfolio
             TST U.S. Government        Western Asset Management
               Securities Portfolio     U. S. Government Portfolio
             TST Travelers Managed      BlackRock Bond Income
               Income Portfolio         Portfolio
             TST Managed Allocation
               Series: Aggressive       MetLife Aggressive
               Portfolio                Allocation Portfolio
             TST Managed Allocation
               Series:                  MetLife Conservative to
               Moderate-Conservative    Moderate Allocation
               Portfolio                Portfolio
             TST Managed Allocation
               Series: Conservative     MetLife Conservative
               Portfolio                Allocation Portfolio
             TST Managed Allocation
               Series:                  MetLife Moderate to
               Moderate-Aggressive      Aggressive Allocation
               Portfolio                Portfolio
             TST Managed Allocation
               Series: Moderate         MetLife Moderate
               Portfolio                Allocation Portfolio
             TST Style Focus Series:
               Small Cap Growth         Met/AIM Small Cap Growth
               Portfolio                Portfolio
             TST Large Cap Portfolio    FI Large Cap Portfolio

ADDITIONS:
             Loomis Sayles Global       MFS Emerging Markets
               Markets Sub-Account      Equity Sub-Account
             Fl Large Cap Sub-Account   Strategic Growth Sub
                                        Account
             Met/AIM Capital            Strategic Conservative
               Appreciation Sub-Account Growth Sub-Account
             Strategic Growth and
               Income Sub-Account

SUBSTITUTIONS:
             Fidelity VIP Growth        T. Rowe Price Large Cap
               Portfolio                Growth Portfolio
             Lazard Retirement Small    Third Avenue Small Cap
               Cap Portfolio            Value Portfolio
             Oppenheimer Capital
               Appreciation Fund/VA     Oppenheimer Capital
               Portfolio                Appreciation Portfolio

For the year ended December 31, 2005:

NAME CHANGES:

             OLD NAME                   NEW NAME
             --------                   --------
             Met\AIM Mid-Cap Core
               Equity Sub-Account       Lazard Mid-Cap Sub-Account
             PIMCO Innovation           RCM Global Technology
               Sub-Account              Sub-Account
             State Street Research      BlackRock Money Market
               Money Market Sub-Account Sub-Account
             State Street Research      BlackRock Bond Income
               Bond Income Sub-Account  Sub-Account
             State Street Research      BlackRock Strategic
               Aurora Sub-Account       Sub-Account

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


1.  BUSINESS -- (CONTINUED)

ADDITIONS:

                           Third Avenue Small Cap
                             Value Sub-Account
                           Neuberger Berman Real
                             Estate Sub-Account
                           Van Kampen Comstock
                             Sub-Account
                           BlackRock Money Market
                             Sub-Account
                           Oppenheimer Global Equity
                             Sub-Account
                           Salomon Brothers U.S.
                             Government Sub-Account
                           Cyclical Growth ETF
                             Sub-Account
                           Cyclical Growth & Income
                             ETF Sub-Account
                           AllianceBernstein Large
                             Cap Growth Sub-Account
                           Oppenheimer Capital
                             Appreciation Sub-Account
                           Putnam Small Cap Value
                             Sub-Account
                           Franklin Mutual Shares
                             Securities Sub-Account
                           Templeton VIP Income
                             Securities Sub-Account
                           Fidelity Mid Cap
                             Sub-Account
                           Fidelity Contrafund
                             Sub-Account
                           Lazard Retirement Small
                             Cap Sub-Account
                           Pioneer VCT Mid Cap Value
                             Sub-Account
                           American Funds Global
                             Growth Sub-Account
                           American Funds Growth and
                             Income Sub-Account
                           American Funds Growth
                             Sub-Account
                           Van Kampen UIF Equity and
                             Income Sub-Account
                           Van Kampen UIF U.S. Real
                             Estate Securities
                             Sub-Account
                           Salomon Brothers Variable
                             High Yield Bond
                             Sub-Account
                           Salomon Brothers Variable
                             Small Cap Sub-Account
                           Salomon Brothers VSF
                             Investors Sub-Account
                           Van Kampen LIT Comstock
                             Sub-Account
                           Van Kampen LIT Emerging
                             Growth Sub-Account
                           Van Kampen LIT Growth and
                             Income Sub-Account
                           Smith Barney Allocation
                             Select Balanced
                             Sub-Account
                           Smith Barney Allocation
                             Select Growth
                             Sub-Account
                           Smith Barney Allocation
                             Select High Growth
                             Sub-Account
                           Smith Barney Capital and
                             Income Sub-Account
                           Smith Barney Equity Index
                             Sub-Account
                           Smith Barney Greenwich
                             Street Fundamental
                             Value Sub-Account
                           Smith Barney Greenwich
                             Street Appreciation
                             Sub-Account
                           Smith Barney Greenwich
                             Street Equity Index
                             Sub-Account
                           Smith Barney IS Dividend
                             Strategy Account
                           Smith Barney IS Growth
                             and Income Account
                           Smith Barney Multiple
                             Disciplined Balanced
                             All Cap Growth and
                             Value Sub-Account
                           Smith Barney Multiple
                             Disciplined All Cap
                             Growth and Value
                             Sub-Account
                           Smith Barney Multiple
                             Disciplined Large Cap
                             Growth and Value Sub-
                             Account
                           Smith Barney Multiple
                             Disciplined Global All
                             Cap Growth and Value
                             Sub-Account
                           Smith Barney Premier
                             Selections All Cap
                             Growth Sub-Account
                           Salomon Brothers
                             Adjustable Rate Income
                             Sub-Account
                           Smith Barney Aggressive
                             Growth Sub-Account
                           Smith Barney Large Cap
                             Growth Sub-Account
                           Smith Barney Large Cap
                             Value Sub-Account

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


1.  BUSINESS -- (CONCLUDED)

                           Smith Barney Money Market
                             Sub-Account
                           Smith Barney Social
                             Awareness Stock
                             Sub-Account
                           Travelers AIM Capital
                             Appreciation Sub-Account
                           Travelers Convertible
                             Securities Sub-Account
                           Travelers Equity Income
                             Sub-Account
                           Travelers Federated High
                             Yield Sub-Account
                           Travelers Janus
                             Appreciation Sub-Account
                           Travelers Large Cap
                             Sub-Account
                           Travelers Managed
                             Allocation Aggressive
                             Sub-Account
                           Travelers Managed
                             Allocation Conservative
                             Sub-Account
                           Travelers Managed
                             Allocation Moderate
                             Aggressive Sub-Account
                           Travelers Managed
                             Allocation Moderate
                             Conservative Sub-Account
                           Travelers Managed
                             Allocation Moderate
                             Sub-Account
                           Travelers Mercury Large
                             Cap Core Sub-Account
                           Travelers MFS Total
                             Return Sub-Account
                           Travelers MFS Value
                             Sub-Account
                           Travelers Pioneer Fund
                             Sub-Account
                           Travelers Pioneer Mid Cap
                             Value Sub-Account
                           Travelers Pioneer
                             Strategic Income
                             Sub-Account
                           Travelers Style Focus
                             Series Small Cap Growth
                             Sub-Account
                           Travelers Style Focus
                             Series Small Cap Value
                             Sub-Account
                           Travelers Managed Income
                             Sub-Account
                           Travelers U.S. Government
                             Securities Sub-Account
                           Legg Mason Value Equity
                             Sub-Account

2.  SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable annuity separate accounts registered as unit investment trusts.

    A. VALUATION OF INVESTMENTS

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation. Changes in fair values are recorded in the Statement of Operations.

    B. SECURITY TRANSACTIONS

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

    C. FEDERAL INCOME TAXES

       The operations of the Separate Account are included in the Federal income tax return of FMLI, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, FMLI does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. FMLI will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the Contracts.

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

2.  SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

    D. ANNUITY PAYOUTS

       Net Assets allocated to contracts in the payout period are computed according to the Annuity 2000 Mortality Table. The assumed investment return is 3.0 percent. The mortality risk is fully borne by FMLI and may result in additional amounts being transferred into the variable annuity account by FMLI to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to FMLI.

    E. ESTIMATES

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

    F. PURCHASE PAYMENTS

       Purchase payments received by FMLI are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

    G. RECLASSIFICATIONS

       In prior year Statement of Operations, the Separate Account reported dividend income and realized gain distributions collectively as dividend income. The realized gain distributions have been reclassified and now appear as a separate line item in the Statement of Operations for all periods presented. In the prior year financial statements, the realized gain distributions were included in the calculations of the investment income ratios. These distributions were appropriately excluded from the current year calculations and prior year periods have been adjusted to conform to the current year presentation. These reclassifications had no effect on the net assets of the Sub-Accounts or unit values of the Contracts.

       In prior year financial statements, the Separate Account presented certain Sub-Accounts holding classes of shares of the same portfolio separately and reported them as multiple Sub-Accounts. In the current year financial statements, these Sub-Accounts have been combined and reported as one Sub-Account. The Sub-Accounts in the Statement of Operations and Statements of Changes in Net Assets for all prior periods have been reclassified and reported on a combined basis to conform with the current years presentation. Combining these Sub-Accounts had no effect on the net assets of the Sub-Account or the unit value of the Contracts.

       Certain amounts in the prior year financial statements have been reclassified to conform with the amounts in the current year financial statements.

3.  EXPENSES AND RELATED PARTY TRANSACTIONS

For Contracts, FMLI deducts a daily charge from the net assets of the Separate Account Sub-Accounts that ranges from an annual rate of 0.75% to an annual rate of 2.90%. This charge varies according to the product specifications. The mortality risks assumed by FMLI arise from its contractual obligation to make annuity payments after the annuity date for the life of the annuitant and to waive the withdrawal charge in the event of the death of the contract owner. The administrative fees cover the cost of establishing and maintaining the Contracts and the Separate Account. These charges result in the reduction of unit values.

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

3.  EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

For Contracts with a contingent deferred sales charge, there is no deduction from purchase payments for sales fees at the time a Contract is purchased. However, if all or a portion of the contract value is withdrawn, FMLI deducts a withdrawal charge from the contract value or payment to the contract owner. The withdrawal charge is imposed on withdrawals of contract values attributable to purchase payments within a certain number of years after receipt and is equal to a flat percentage of the purchase payment withdrawn or a declining scale, depending on the product. For certain Contracts, after the first contract anniversary, provided the contract value exceeds $5,000, the contract owner may make one withdrawal each contract year of up to 10% of the aggregate purchase payments (on deposit for more than one year) without incurring a withdrawal charge. For certain other contracts, after the first contract anniversary, the contract owner may withdraw up to 10% of the aggregate purchase payments each contract year, without incurring a withdrawal charge. During the first contract year, FMLI currently does not assess the surrender fee on amounts withdrawn under the systematic withdrawal program. These charges result in the redemption of units.

For Contracts with a sales charge, FMLI deducts a sales charge from the gross purchase payment before the payment is allocated to the Separate Account and or a fixed account. The amount of the sales charge depends on the contract owner's investment at the time of payment as follows:

                 OWNER'S                 SALES CHARGE AS A % OF
                 INVESTMENT              GROSS PURCHASE PAYMENT
                 ----------              ----------------------
                 less than $50,000                5.75%
                 $50,000 -- $99,999.99            4.50%
                 $100,000 -- $249,999.99          3.50%
                 $250,000 -- $499,999.99          2.50%
                 $500,000 -- $999,999.99          2.00%
                 $1,000,000 or more               1.00%

During the accumulation phase, FMLI imposes an annual contract maintenance fee of $30 on Contracts with account values less than $50,000 on the contract anniversary. This fee covers the cost of contract administration for the previous year and is deducted pro rata from the Separate Account Sub-Accounts (and for some Contracts, the fixed account as well) for which account value is allocated. The charge is taken from account value on a full withdrawal or on the annuity date if such annuity date is other than the contract anniversary date. During the income phase, the charge is collected from each annuity payment, regardless of contract size. Subject to certain restrictions, the contract owner may transfer all or a portion of the accumulated value of the contract among the available Sub-Accounts and the fixed rate account. After 12 transfers are made in a contract year, FMLI may deduct a transfer fee of the lesser of $25 per additional transfer (or, for certain contracts, if less, 2% of the amount transferred) from the contract value. Transfers made in a dollar cost averaging program are not subject to the transfer fee. These charges result in the redemption of units.

Currently, FMLI advances any premium taxes due at the time purchase payments are made and deducts premium taxes at the time annuity payments begin. FMLI reserves the right to deduct premium taxes when incurred.

For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


4.  PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from the sales of investments for the period ended December 31, 2006 for each Sub-Account were as follows:

                                                    PURCHASES      SALES
                                                   ------------ -----------
    Lord Abbett Growth and Income Sub-Account..... $ 11,229,812 $ 2,028,060
    Lord Abbett Bond Debenture Sub-Account........    4,000,540   1,801,703
    Lord Abbett Mid-Cap Value Sub-Account.........    3,177,078     260,266
    Met/Putnam Capital Opportunities Sub-Account..      316,746      11,796
    Oppenheimer Capital Appreciation Sub-Account..    3,636,986   1,289,391
    Legg Mason Aggressive Growth Sub-Account......    3,248,034   1,100,189
    Van Kampen Mid-Cap Growth Sub-Account.........      196,796      24,073
    PIMCO Total Return Sub-Account................   10,746,963   1,009,635
    RCM Global Technology Sub-Account.............    1,035,471     275,571
    T Rowe Price Mid Cap Growth Sub-Account.......    5,411,179   1,209,474
    MFS Research International Sub-Account........    8,674,436   1,672,503
    Lazard Mid Cap Sub-Account....................    1,758,016     834,798
    Met/AIM Small Cap Growth Sub-Account..........    3,958,524   1,353,716
    Harris Oakmark International Sub-Account......   11,744,635  2 ,851,607
    Third Avenue Small Cap Value Sub-Account......    7,981,876   1,409,058
    PIMCO Inflation Protected Bond Sub-Account....    5,302,839   2,975,233
    Lord Abbett America's Value Sub-Account.......       33,025       5,685
    Neuberger Berman Real Estate Sub-Account......    4,453,118     664,835
    Turner Mid-Cap Growth Sub-Account.............    1,883,711     610,709
    Goldman Sachs Mid Cap Value Sub-Account.......    6,117,461   1,863,759
    MetLife Defensive Strategy Sub-Account........   27,258,519   2,867,738
    MetLife Moderate Strategy Sub-Account.........   48,334,485   4,564,456
    MetLife Balanced Strategy Sub-Account.........   96,900,006   8,162,522
    MetLife Growth Strategy Sub-Account...........  109,288,553   1,332,055
    MetLife Aggressive Strategy Sub-Account.......   26,638,488   1,820,654
    Cyclical Growth ETF Sub-Account...............    1,164,766      14,323
    Cyclical Growth & Income ETF Sub-Account......    1,044,909       3,567
    Legg Mason Value Equity Sub-Account...........    6,012,383     428,205
    MFS Emerging Markets Equity Sub-Account (b)...    1,548,307      55,353
    Loom is Sayles Global Markets Sub-Account (b).    1,460,850      55,914
    Met/AIM Capital Appreciation Sub-Account......      237,458      14,228
    BlackRock High Yield Sub-Account..............       63,456         358
    Janus Capital Appreciation Sub-Account........      131,382         722
    MFS Value Sub-Account.........................      392,395       5,442
    Pioneer Fund Sub-Account......................      246,557       1,048
    Pioneer Mid-Cap Value Sub-Account.............      898,864       5,347
    Pioneer Strategic Income Sub-Account..........    3,785,462     128,376
    Dreman Small Cap Value Sub-Account............      787,813      32,248
    BlackRock Large Cap Core Sub-Account..........      133,046         577
    Strategic Growth & Income Sub-Account (c).....      578,266         197
    Strategic Conservative Growth Sub-Account (c).    1,268,047         558
    Strategic Growth Sub-Account (c)..............      750,127         381
    Russell Multi-Style Equity Sub-Account........        2,290       2,873
    Russell Aggressive Equity Sub-Account.........        5,736         881
    Russell Non-U.S. Sub-Account..................        2,504       2,679
    Russell Core Bond Sub-Account.................       15,629       4,406
    Russell Real Estate Sub-Account...............        8,072       2,072
    AIM V.I. Capital Appreciation Sub-Account.....        5,385       4,874
    AIM V.I. International Growth Sub-Account.....       95,415      82,665
    AllianceBernstein Large Cap Growth Sub-Account        3,812          --
    Putnam Growth & Income Sub-Account............       29,160       2,643
    Putnam Equity Income Sub-Account..............       24,905         487
    Putnam Vista Sub-Account......................       23,676     114,513

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

4.  PURCHASES AND SALES OF INVESTMENTS -- (CONTINUED)

                                                                   PURCHASES     SALES
                                                                  ----------- -----------
Putnam Small Cap Value Sub-Account............................... $   104,367 $     8,965
Templeton Foreign Securities Sub-Account.........................   5,751,333      63,019
Templeton Developing Markets Securities Sub-Account..............   3,792,248     137,410
Templeton Growth Securities Sub-Account..........................     250,004      34,129
Franklin Mutual Shares Securities Sub-Account....................     755,312     202,234
Franklin Income Securities Sub-Account...........................   4,639,806      73,726
Fidelity Equity-Income Sub-Account...............................      11,197       1,273
Fidelity Mid Cap Sub-Account.....................................     352,653      11,174
Fidelity Contrafund Sub-Account..................................   6,905,509      41,802
Fidelity Growth Sub-Account......................................     107,916     843,521
MetLife Stock Index Sub-Account..................................   6,404,834   3,685,182
FI International Stock Sub-Account...............................     213,192     138,737
BlackRock Bond Income Sub-Account................................     732,760      55,430
BlackRock Money Market Sub-Account...............................  25,443,126  15,580,749
Davis Venture Value Sub-Account..................................  13,527,992   4,015,538
Harris Oakmark Focused Value Sub-Account.........................   4,524,249   2,177,990
Jennison Growth Sub-Account......................................   4,735,711   1,169,377
MFS Total Return Sub-Account.....................................   3,689,749     326,270
MFS Investors Trust Sub-Account (a)..............................      36,344     417,009
Capital Guardian US Equity Sub-Account...........................     530,386     229,479
Western Asset Management Strategic Bond Opportunities Sub-Account      16,401      12,817
Western Asset Management US Government Sub-Account...............   3,010,682     261,408
T.Rowe Price Small Cap Growth Sub-Account........................       7,083      15,274
T.Rowe Price Large Cap Growth Sub-Account........................   1,011,532     507,927
Franklin Templeton Small Cap Growth Sub-Account..................     216,855     134,547
BlackRock Strategic Value Sub-Account............................       9,014      17,218
Oppenheimer Global Equity Sub-Account............................      59,966       3,920
FI Large Cap Sub-Account.........................................     142,357         703
FI Value Leaders Sub-Account.....................................     192,831      12,222
MetLife Aggressive Allocation Sub-Account........................     445,620       2,587
MetLife Conservative Allocation Sub-Account......................     601,207       4,033
MetLife Conservative Moderate Allocation Sub-Account.............     143,914         371
MetLife Moderate Allocation Sub-Account..........................   3,077,404     281,373
MetLife Moderate Aggressive Allocation Sub-Account...............   2,506,309      31,844
PIMCO High Yield Sub-Account.....................................     122,922      61,467
PIMCO Low Duration Sub-Account...................................      28,196      13,048
PIMCO StocksPlus Growth & Income Sub-Account.....................         179       6,021
American Funds Global Growth Sub-Account.........................   4,845,118      30,266
American Funds Growth & Income Sub-Account.......................   7,137,002     231,544
American Funds Growth Sub-Account................................   9,230,250       7,115
Van Kampen UIF Equity & Income Sub-Account.......................   1,726,394     251,818
Van Kampen UIF US Real Estate Securities Sub-Account.............     750,409      74,256
Van Kampen LIT Comstock Sub-Account..............................   4,906,472     293,848
Van Kampen LIT Strategic Growth Sub-Account......................     182,427       5,894
Van Kampen LIT Growth & Income Sub-Account.......................     525,525      65,384
LMPV Global High Yield Bond Sub-Account..........................   1,413,327     135,673
LMPV Small Cap Growth Sub-Account................................   1,062,100       6,713
LMPV Investors Sub-Account.......................................     136,672         716
LMPV Capital and Income Sub-Account..............................     798,410     120,831
LMPV Equity Index Sub-Account....................................   3,333,152     557,565
LMPV Fundamental Value Sub-Account...............................   2,373,347     236,613
LMPV Appreciation Sub-Account....................................   1,787,547     280,118
LMPV Growth and Income Sub-Account...............................     186,661       2,803
LMPV Adjustable Rate Income Sub-Account..........................     121,263         341
LMPV Aggressive Growth Sub-Account...............................   5,325,221     148,002
LMPV Large Cap Growth Sub-Account................................     148,951         786

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

4.  PURCHASES AND SALES OF INVESTMENTS -- (CONCLUDED)

                                                                        PURCHASES      SALES
                                                                       ------------ -----------
LMPV Large Cap Value Sub-Account...................................... $    123,811 $     3,231
LMPV Money Market Sub-Account.........................................    5,654,205   1,233,589
LMPV Social Awareness Stock Sub-Account...............................        6,637          --
LMPV Multiple Discipline Balanced All Cap Growth and Value Sub-Account    2,130,859      16,193
LMPV Multiple Discipline All Cap Growth and Value Sub-Account.........      508,803      24,513
LMPV Multiple Discipline Large Cap Growth and Value Sub-Account.......       62,733      32,935
LMPV Multiple Discipline Global All Cap Growth and Value Sub-Account..    1,010,909       8,379
LMPV Dividend Strategy Sub-Account....................................      167,092      32,282
LMPV Lifestyle Balanced Sub-Account...................................      264,531      59,871
LMPV Lifestyle Growth Sub-Account.....................................        4,899          --
LMPV Lifestyle High Growth Sub-Account................................        1,399          --
TST AIM Capital Appreciation Sub-Account (a)..........................        4,314       4,295
TST Equity Income Sub-Account (a).....................................       22,064      20,219
Janus Capital Appreciation Sub-Account (a)............................        8,489       8,196
TST Large Cap Sub-Account (a).........................................       32,414      30,963
TST Moderate-Aggressive Sub-Account (a)...............................      548,924     502,229
TST Moderate Sub-Account (a)..........................................      105,136      97,849
TST MFS Total Return Sub-Account (a)..................................      189,708     186,634
TST MFS Value Sub-Account (a).........................................       14,168      14,371
TST Pioneer Fund Sub-Account (a)......................................       29,139      29,123
TST Pioneer Mid Cap Value Sub-Account (a).............................       70,244      70,058
TST Pioneer Strategic Income Sub-Account (a)..........................       92,072      92,606
TST Style Focus Small Cap Growth Sub-Account (a)......................       53,816      53,760
TST Style Focus Small Cap Value Sub-Account (a).......................       15,702      16,047
TST Managed Income Sub-Account (a)....................................       14,616      14,375
                                                                       ------------ -----------
Total................................................................. $575,276,061 $78,546,216
                                                                       ============ ===========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                    LORD ABBETT     LORD ABBETT    LORD ABBETT       MET/PUTNAM
                                 GROWTH AND INCOME BOND DEBENTURE MID-CAP VALUE CAPITAL OPPORTUNITIES
                                    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT
                                 ----------------- -------------- ------------- ---------------------
Outstanding at December 31, 2005      613,017        1,161,736        61,418            7,503
Activity during 2006:
  Issued........................      213,776          230,209       127,150           16,730
  Redeemed......................      (88,163)        (162,968)      (15,840)            (487)
                                     --------        ---------       -------           ------
Outstanding at December 31, 2006      738,630        1,228,977       172,728           23,746
                                     ========        =========       =======           ======
Outstanding at December 31, 2004      686,692        1,412,729        50,979            8,868
Activity during 2005:
  Issued........................      154,353          243,015        16,784            1,170
  Redeemed......................     (228,028)        (494,008)       (6,345)          (2,535)
                                     --------        ---------       -------           ------
Outstanding at December 31, 2005      613,017        1,161,736        61,418            7,503
                                     ========        =========       =======           ======

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

    OPPENHEIMER         LEGG MASON       VAN KAMPEN      PIMCO            RCM        T. ROWE PRICE           MFS
CAPITAL APPRECIATION AGGRESSIVE GROWTH MID-CAP GROWTH TOTAL RETURN GLOBAL TECHNOLOGY MID-CAP GROWTH RESEARCH INTERNATIONAL
    SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT
-------------------- ----------------- -------------- ------------ ----------------- -------------- ----------------------
     2,138,330           1,268,613         23,110      1,506,218        566,844        1,308,056          1,127,580
       541,769             416,286         18,031      1,036,134        251,028          760,907            660,867
      (252,757)           (197,668)        (1,963)      (249,006)       (78,593)        (270,966)          (262,289)
     ---------           ---------         ------      ---------       --------        ---------          ---------
     2,427,342           1,487,231         39,178      2,293,346        739,279        1,797,997          1,526,158
     =========           =========         ======      =========       ========        =========          =========
     2,451,425           1,641,597         23,999      1,420,766        648,449        1,047,882          1,150,008
       467,085             283,243          4,144        457,066        168,868          522,666            387,304
      (780,180)           (656,227)        (5,033)      (371,614)      (250,473)        (262,492)          (409,732)
     ---------           ---------         ------      ---------       --------        ---------          ---------
     2,138,330           1,268,613         23,110      1,506,218        566,844        1,308,056          1,127,580
     =========           =========         ======      =========       ========        =========          =========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                   LAZARD        MET/AIM             HARRIS          THIRD AVENUE
                                   MID-CAP   SMALL-CAP GROWTH OAKMARK INTERNATIONAL SMALL-CAP VALUE
                                 SUB-ACCOUNT   SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                 ----------- ---------------- --------------------- ---------------
Outstanding at December 31, 2005   444,232        804,060           1,495,693          1,233,981
Activity during 2006:
  Issued........................    88,227        234,966             716,089            474,837
  Redeemed......................   (73,942)      (148,941)           (333,377)          (163,886)
                                  --------       --------           ---------          ---------
Outstanding at December 31, 2006   458,517        890,085           1,878,405          1,544,932
                                  ========       ========           =========          =========
Outstanding at December 31, 2004   450,243        959,387           1,413,422          1,199,890
Activity during 2005:
  Issued........................   147,890        174,090             579,212            476,046
  Redeemed......................  (153,901)      (329,417)           (496,941)          (441,955)
                                  --------       --------           ---------          ---------
Outstanding at December 31, 2005   444,232        804,060           1,495,693          1,233,981
                                  ========       ========           =========          =========

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

         PIMCO             LORD ABBETT   NEUBERGER BERMAN     TURNER     GOLDMAN SACHS      METLIFE            METLIFE
INFLATION PROTECTED BOND AMERICA'S VALUE   REAL ESTATE    MID-CAP GROWTH MID-CAP VALUE DEFENSIVE STRATEGY MODERATE STRATEGY
      SUB-ACCOUNT          SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT
------------------------ --------------- ---------------- -------------- ------------- ------------------ -----------------
       2,063,635              7,280           425,688         335,209        748,084       1,508,431          4,506,020
         527,032              1,915           300,239         174,175        502,040       2,692,618          4,938,235
        (419,605)              (308)         (100,755)        (70,993)      (189,374)       (335,623)          (883,182)
       ---------             ------          --------        --------      ---------       ---------          ---------
       2,171,062              8,887           625,172         438,391      1,060,750       3,865,426          8,561,073
       =========             ======          ========        ========      =========       =========          =========
       2,145,251              4,394           424,738         390,175        459,049         271,751          1,014,442
         637,175              8,135           220,566         106,013        471,216       1,400,691          3,869,032
        (718,791)            (5,249)         (219,616)       (160,979)      (182,181)       (164,011)          (377,454)
       ---------             ------          --------        --------      ---------       ---------          ---------
       2,063,635              7,280           425,688         335,209        748,084       1,508,431          4,506,020
       =========             ======          ========        ========      =========       =========          =========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                      METLIFE          METLIFE           METLIFE        CYCLICAL
                                 BALANCED STRATEGY GROWTH STRATEGY AGGRESSIVE STRATEGY GROWTH ETF
                                    SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                                 ----------------- --------------- ------------------- -----------
Outstanding at December 31, 2005    11,206,666       12,697,225         1,961,998         11,292
Activity during 2006:
  Issued........................    10,316,085       10,366,735         2,366,420        109,281
  Redeemed......................    (2,349,185)      (1,056,105)         (296,194)          (167)
                                    ----------       ----------         ---------        -------
Outstanding at December 31, 2006    19,173,566       22,007,855         4,032,224        120,406
                                    ==========       ==========         =========        =======
Outstanding at December 31, 2004     1,510,309        3,226,645           229,952             --
Activity during 2005:
  Issued........................    10,455,329       11,714,142         1,814,499         11,292
  Redeemed......................      (758,972)      (2,243,562)          (82,453)            --
                                    ----------       ----------         ---------        -------
Outstanding at December 31, 2005    11,206,666       12,697,225         1,961,998         11,292
                                    ==========       ==========         =========        =======

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

     CYCLICAL       VAN KAMPEN   LEGG MASON            MFS            LOOMIS SAYLES        MET/AIM         BLACKROCK
GROWTH & INCOME ETF  COMSTOCK   VALUE EQUITY EMERGING MARKETS EQUITY GLOBAL MARKETS  CAPITAL APPRECIATION HIGH YIELD
    SUB-ACCOUNT     SUB-ACCOUNT SUB-ACCOUNT      SUB-ACCOUNT (B)     SUB-ACCOUNT (B)     SUB-ACCOUNT      SUB-ACCOUNT
------------------- ----------- ------------ ----------------------- --------------- -------------------- -----------
          --           92,205       2,896                 --                  --                --              --
      96,083          432,246     590,960            168,806             152,970            15,868           4,049
          (2)         (50,779)    (55,556)            (8,855)             (7,999)             (945)             --
      ------          -------     -------            -------             -------            ------           -----
      96,081          473,672     538,300            159,951             144,971            14,923           4,049
      ======          =======     =======            =======             =======            ======           =====
          --               --          --                 --                  --                --              --
          --          128,703       2,896                 --                  --                --              --
          --          (36,498)         --                 --                  --                --              --
      ------          -------     -------            -------             -------            ------           -----
          --           92,205       2,896                 --                  --                --              --
      ======          =======     =======            =======             =======            ======           =====

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                        JANUS             MFS       PIONEER      PIONEER
                                 CAPITAL APPRECIATION    VALUE       FUND     MID-CAP VALUE
                                     SUB-ACCOUNT      SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT
                                 -------------------- ----------- ----------- -------------
Outstanding at December 31, 2005           --               --          --           --
Activity during 2006:
  Issued........................        1,236           25,573      13,918       62,325
  Redeemed......................           --             (294)        (14)        (216)
                                        -----           ------      ------       ------
Outstanding at December 31, 2006        1,236           25,279      13,904       62,109
                                        =====           ======      ======       ======
Outstanding at December 31, 2004           --               --          --           --
Activity during 2005:
  Issued........................           --               --          --           --
  Redeemed......................           --               --          --           --
                                        -----           ------      ------       ------
Outstanding at December 31, 2005           --               --          --           --
                                        =====           ======      ======       ======

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

    PIONEER          DREMAN        BLACKROCK       STRATEGIC         STRATEGIC         STRATEGIC         RUSSELL
STRATEGIC INCOME SMALL-CAP VALUE LARGE-CAP CORE GROWTH & INCOME CONSERVATIVE GROWTH     GROWTH      MULTI-STYLE EQUITY
  SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT (C)   SUB-ACCOUNT (C)   SUB-ACCOUNT (C)    SUB-ACCOUNT
---------------- --------------- -------------- --------------- ------------------- --------------- ------------------
         --              --              --             --                 --               --            22,238
    205,832          63,122          12,575         56,588            123,816           72,449                49
    (11,540)         (2,882)            (15)            --                 --               --               (19)
    -------          ------          ------         ------            -------           ------            ------
    194,292          60,240          12,560         56,588            123,816           72,449            22,268
    =======          ======          ======         ======            =======           ======            ======
         --              --              --             --                 --               --            22,366
         --              --              --             --                 --               --                 1
         --              --              --             --                 --               --              (129)
    -------          ------          ------         ------            -------           ------            ------
         --              --              --             --                 --               --            22,238
    =======          ======          ======         ======            =======           ======            ======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                      RUSSELL        RUSSELL     RUSSELL          RUSSELL
                                 AGGRESSIVE EQUITY  NON-U.S.    CORE BOND  REAL ESTATE SECURITIES
                                    SUB-ACCOUNT    SUB-ACCOUNT SUB-ACCOUNT      SUB-ACCOUNT
                                 ----------------- ----------- ----------- ----------------------
Outstanding at December 31, 2005       3,032          4,134      21,169            2,699
Activity during 2006:
  Issued........................          20             33         212               --
  Redeemed......................         (22)          (172)        (34)             (32)
                                       -----          -----      ------            -----
Outstanding at December 31, 2006       3,030          3,995      21,347            2,667
                                       =====          =====      ======            =====
Outstanding at December 31, 2004       3,046          4,247      20,979            2,711
Activity during 2005:
  Issued........................           4              1         192               --
  Redeemed......................         (18)          (114)         (2)             (12)
                                       -----          -----      ------            -----
Outstanding at December 31, 2005       3,032          4,134      21,169            2,699
                                       =====          =====      ======            =====

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

      AIM V.I.             AIM V.I.       ALLIANCEBERNSTEIN     PUTNAM         PUTNAM       PUTNAM        PUTNAM
CAPITAL APPRECIATION INTERNATIONAL GROWTH LARGE-CAP GROWTH  GROWTH & INCOME EQUITY INCOME    VISTA    SMALL-CAP VALUE
    SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
-------------------- -------------------- ----------------- --------------- ------------- ----------- ---------------
       10,598                5,955                --            13,684          3,446        76,454           --
          772                4,297               119             1,164          1,502         3,543        4,215
         (545)              (3,710)               --               (18)            (1)      (15,824)        (366)
       ------               ------               ---            ------         ------       -------        -----
       10,825                6,542               119            14,830          4,947        64,173        3,849
       ======               ======               ===            ======         ======       =======        =====
       11,953                5,177                --            10,749          4,758        72,122           --
          710                4,543                --             3,351          4,280         4,933           --
       (2,065)              (3,765)               --              (416)        (5,592)         (601)          --
       ------               ------               ---            ------         ------       -------        -----
       10,598                5,955                --            13,684          3,446        76,454           --
       ======               ======               ===            ======         ======       =======        =====

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                     TEMPLETON      TEMPLETON DEVELOPING     TEMPLETON             FRANKIN
                                 FOREIGN SECURITIES  MARKETS SECURITIES  GROWTH SECURITIES MUTUAL SHARES SECURITIES
                                    SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                 ------------------ -------------------- ----------------- ------------------------
Outstanding at December 31, 2005       24,853              38,709                 --                    --
Activity during 2006:
  Issued........................      348,929             277,642             13,930                35,610
  Redeemed......................      (10,804)            (20,765)            (2,025)               (9,811)
                                      -------             -------             ------                ------
Outstanding at December 31, 2006      362,978             295,586             11,905                25,799
                                      =======             =======             ======                ======
Outstanding at December 31, 2004       21,677              23,767                 --                    --
Activity during 2005:
  Issued........................        5,764              16,611                 --                    --
  Redeemed......................       (2,588)             (1,669)                --                    --
                                      -------             -------             ------                ------
Outstanding at December 31, 2005       24,853              38,709                 --                    --
                                      =======             =======             ======                ======

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

    FRANKLIN        FIDELITY     FIDELITY    FIDELITY     METLIFE           FI           BLACKROCK
INCOME SECURITIES EQUITY-INCOME   MID-CAP   CONTRAFUND  STOCK INDEX INTERNATIONAL STOCK BOND INCOME
   SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
----------------- ------------- ----------- ----------- ----------- ------------------- -----------
          --          3,059           --           --    1,070,187        21,458           1,827
     115,519            224       10,456      175,142      562,765        12,676          16,847
      (3,101)           (21)        (386)      (4,155)    (377,057)       (7,888)         (1,158)
     -------          -----       ------      -------    ---------        ------          ------
     112,418          3,262       10,070      170,987    1,255,895        26,246          17,516
     =======          =====       ======      =======    =========        ======          ======
          --          2,930           --           --      885,194        26,584             380
          --            144           --           --      858,301            98           1,505
          --            (15)          --           --     (673,308)       (5,224)            (58)
     -------          -----       ------      -------    ---------        ------          ------
          --          3,059           --           --    1,070,187        21,458           1,827
     =======          =====       ======      =======    =========        ======          ======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                  BLACKROCK       DAVIS     HARRIS OAKMARK  JENNISON
                                 MONEY MARKET VENTURE VALUE FOCUSED VALUE    GROWTH
                                 SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                 ------------ ------------- -------------- -----------
Outstanding at December 31, 2005   1,164,068    2,751,510       980,663     1,062,311
Activity during 2006:
  Issued........................   3,448,323    1,301,514       249,492       515,916
  Redeemed......................  (2,516,297)    (554,407)     (189,888)     (181,685)
                                  ----------    ---------     ---------     ---------
Outstanding at December 31, 2006   2,096,094    3,498,617     1,040,267     1,396,542
                                  ==========    =========     =========     =========
Outstanding at December 31, 2004      17,035    2,872,840       956,965     1,231,304
Activity during 2005:
  Issued........................   1,986,464      816,665       318,917       298,561
  Redeemed......................    (839,431)    (937,995)     (295,219)     (467,554)
                                  ----------    ---------     ---------     ---------
Outstanding at December 31, 2005   1,164,068    2,751,510       980,663     1,062,311
                                  ==========    =========     =========     =========

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

    MFS            MFS       CAPITAL GUARDIAN   WESTERN ASSET MANAGEMENT   WESTERN ASSET MANAGEMENT  T. ROWE PRICE
TOTAL RETURN INVESTORS TRUST   U.S. EQUITY    STRATEGIC BOND OPPORTUNITIES     U.S. GOVERNMENT      SMALL-CAP GROWTH
SUB-ACCOUNT  SUB-ACCOUNT (A)   SUB-ACCOUNT            SUB-ACCOUNT                SUB-ACCOUNT          SUB-ACCOUNT
------------ --------------- ---------------- ---------------------------- ------------------------ ----------------
    3,672         34,370          36,422                 3,670                      13,519                5,989
   92,845            433          42,352                   632                     198,067                  484
  (10,196)       (34,803)        (18,086)                 (606)                    (18,888)                (957)
  -------        -------         -------                 -----                     -------               ------
   86,321             --          60,688                 3,696                     192,698                5,516
  =======        =======         =======                 =====                     =======               ======
    2,306         42,691          38,206                 3,629                          --                7,086
    1,841            180           4,447                   357                      20,594                   36
     (475)        (8,501)         (6,231)                 (316)                     (7,075)              (1,133)
  -------        -------         -------                 -----                     -------               ------
    3,672         34,370          36,422                 3,670                      13,519                5,989
  =======        =======         =======                 =====                     =======               ======

 T. ROWE PRICE
LARGE-CAP GROWTH
  SUB-ACCOUNT
----------------
     28,908
     79,685
    (38,798)
    -------
     69,795
    =======
     18,267
     15,327
     (4,686)
    -------
     28,908
    =======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                     FRANKLIN
                                    TEMPLETON        BLACKROCK     OPPENHEIMER        FI
                                 SMALL-CAP GROWTH STRATEGIC VALUE GLOBAL EQUITY    LARGE CAP
                                   SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT (B)
                                 ---------------- --------------- ------------- ---------------
Outstanding at December 31, 2005      18,768           1,742            218             --
Activity during 2006:
  Issued........................      20,745             151          3,384          8,735
  Redeemed......................     (13,027)           (865)          (220)            (1)
                                     -------           -----          -----          -----
Outstanding at December 31, 2006      26,486           1,028          3,382          8,734
                                     =======           =====          =====          =====
Outstanding at December 31, 2004         355           1,190             --             --
Activity during 2005:
  Issued........................      18,642             560            386             --
  Redeemed......................        (229)             (8)          (168)            --
                                     -------           -----          -----          -----
Outstanding at December 31, 2005      18,768           1,742            218             --
                                     =======           =====          =====          =====

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

              METLIFE     METLIFE          METLIFE                           METLIFE MODERATE
 FI VALUE   AGGRESSIVE  CONSERVATIVE   CONSERVATIVE TO         METLIFE        TO AGGRESSIVE      PIMCO
  LEADERS   ALLOCATION   ALLOCATION  MODERATE ALLOCATION MODERATE ALLOCATION    ALLOCATION    HIGH YIELD
SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
----------- ----------- ------------ ------------------- ------------------- ---------------- -----------
      --          --           --              --                   --                --         5,517
   9,736      39,044       56,036          13,244              276,866           220,098         8,991
    (568)         --         (303)             --              (25,127)           (2,028)       (4,769)
   -----      ------       ------          ------              -------           -------        ------
   9,168      39,044       55,733          13,244              251,739           218,070         9,739
   =====      ======       ======          ======              =======           =======        ======
      --          --           --              --                   --                --         1,204
      --          --           --              --                   --                --         4,330
      --          --           --              --                   --                --           (17)
   -----      ------       ------          ------              -------           -------        ------
      --          --           --              --                   --                --         5,517
   =====      ======       ======          ======              =======           =======        ======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:


                                    PIMCO     PIMCO STOCKSPLUS      PIONEER      AMERICAN FUNDS
                                 LOW DURATION GROWTH & INCOME  VCT MID CAP VALUE GLOBAL GROWTH
                                 SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                                 ------------ ---------------- ----------------- --------------
Outstanding at December 31, 2005    8,448            576                --               --
Activity during 2006:
  Issued........................    1,954             --             6,676          213,113
  Redeemed......................     (954)          (576)              (91)          (3,357)
                                    -----           ----             -----          -------
Outstanding at December 31, 2006    9,448             --             6,585          209,756
                                    =====           ====             =====          =======
Outstanding at December 31, 2004    7,965            554                --               --
Activity during 2005:
  Issued........................      510             22                --               --
  Redeemed......................      (27)            --                --               --
                                    -----           ----             -----          -------
Outstanding at December 31, 2005    8,448            576                --               --
                                    =====           ====             =====          =======

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

                                                      VAN KAMPEN
AMERICAN FUNDS  AMERICAN FUNDS     VAN KAMPEN        UIF U.S REAL     VAN KAMPEN       VAN KAMPEN          VAN KAMPEN
GROWTH & INCOME     GROWTH     UIF EQUITY & INCOME ESTATE SECURITIES LIT COMSTOCK LIT STRATEGIC GROWTH LIT GROWTH & INCOME
  SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT          SUB-ACCOUNT
--------------- -------------- ------------------- ----------------- ------------ -------------------- -------------------
        --              --                --                --              --               --                  --
    71,319          67,044           122,894            27,366          30,927           39,513              40,760
    (4,127)         (1,805)          (19,864)           (3,375)         (1,149)          (1,201)             (5,729)
    ------          ------           -------            ------          ------           ------              ------
    67,192          65,239           103,030            23,991          29,778           38,312              35,031
    ======          ======           =======            ======          ======           ======              ======
        --              --                --                --              --               --                  --
        --              --                --                --              --               --                  --
        --              --                --                --              --               --                  --
    ------          ------           -------            ------          ------           ------              ------
        --              --                --                --              --               --                  --
    ======          ======           =======            ======          ======           ======              ======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                          LMPV                LMPV            LMPV            LMPV
                                 GLOBAL HIGH YIELD BOND SMALL-CAP GROWTH INVESTORS FUND CAPITAL & INCOME
                                      SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                 ---------------------- ---------------- -------------- ----------------
Outstanding at December 31, 2005             --                  --             --               --
Activity during 2006:
  Issued........................         88,893              83,631          8,668           71,975
  Redeemed......................        (11,355)             (1,279)            (3)         (11,381)
                                        -------              ------          -----          -------
Outstanding at December 31, 2006         77,538              82,352          8,665           60,594
                                        =======              ======          =====          =======
Outstanding at December 31, 2004             --                  --             --               --
Activity during 2005:
  Issued........................             --                  --             --               --
  Redeemed......................             --                  --             --               --
                                        -------              ------          -----          -------
Outstanding at December 31, 2005             --                  --             --               --
                                        =======              ======          =====          =======

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

    LMPV           LMPV                LMPV              LMPV                LMPV                LMPV              LMPV
EQUITY INDEX FUNDAMENTAL VALUE CAPITAL APPRECIATION GROWTH & INCOME ADJUSTABLE RATE INCOME AGGRESSIVE GROWTH LARGE-CAP GROWTH
SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT
------------ ----------------- -------------------- --------------- ---------------------- ----------------- ----------------
       --             --                  --                --                  --                   --               --
  131,202         73,165              62,886            19,325              11,513              435,224           11,325
  (20,917)        (9,633)            (12,655)             (225)                 (7)             (32,771)             (42)
  -------         ------             -------            ------              ------              -------           ------
  110,285         63,532              50,231            19,100              11,506              402,453           11,283
  =======         ======             =======            ======              ======              =======           ======
       --             --                  --                --                  --                   --               --
       --             --                  --                --                  --                   --               --
       --             --                  --                --                  --                   --               --
  -------         ------             -------            ------              ------              -------           ------
       --             --                  --                --                  --                   --               --
  =======         ======             =======            ======              ======              =======           ======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                                                               LMPV MULTIPLE
                                                                                 DISCIPLINE
                                      LMPV           LMPV       LMPV SOCIAL   BALANCED ALL-CAP
                                 LARGE-CAP VALUE MONEY MARKET AWARENESS STOCK  GROWTH & VALUE
                                   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                                 --------------- ------------ --------------- ----------------
Outstanding at December 31, 2005         --              --          --                --
Activity during 2006:
  Issued........................      5,407         757,513         260           149,280
  Redeemed......................       (124)       (417,197)         --            (1,423)
                                      -----        --------         ---           -------
Outstanding at December 31, 2006      5,283         340,316         260           147,857
                                      =====        ========         ===           =======
Outstanding at December 31, 2004         --              --          --                --
Activity during 2005:
  Issued........................         --              --          --                --
  Redeemed......................         --              --          --                --
                                      -----        --------         ---           -------
Outstanding at December 31, 2005         --              --          --                --
                                      =====        ========         ===           =======

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

                   LMPV MULTIPLE  LMPV MULTIPLE
  LMPV MULTIPLE      DISCIPLINE     DISCIPLINE
DISCIPLINE ALL-CAP   LARGE-CAP    GLOBAL ALL-CAP LMPV DIVIDEND LMPV LIFESTYLE LMPV LIFESTYLE LMPV LIFESTYLE
  GROWTH & VALUE   GROWTH & VALUE GROWTH & VALUE   STRATEGY       BALANCED        GROWTH      HIGH GROWTH
   SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
------------------ -------------- -------------- ------------- -------------- -------------- --------------
          --               --             --            --             --           --             --
      33,300            4,041         59,553        18,379         17,169          351             93
      (3,073)          (2,145)          (416)       (3,529)        (4,147)          --             --
      ------           ------         ------        ------         ------          ---             --
      30,227            1,896         59,137        14,850         13,022          351             93
      ======           ======         ======        ======         ======          ===             ==
          --               --             --            --             --           --             --
          --               --             --            --             --           --             --
          --               --             --            --             --           --             --
      ------           ------         ------        ------         ------          ---             --
          --               --             --            --             --           --             --
      ======           ======         ======        ======         ======          ===             ==

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                           TST                  TST              JANUS               TST
                                 AIM CAPITAL APPRECIATION  EQUITY INCOME  CAPITAL APPRECIATION    LARGE CAP
                                     SUB-ACCOUNT (A)      SUB-ACCOUNT (A)   SUB-ACCOUNT (A)    SUB-ACCOUNT (A)
                                 ------------------------ --------------- -------------------- ---------------
Outstanding at December 31, 2005             --                  --                --                  --
Activity during 2006:
  Issued........................            298                 977                74               1,814
  Redeemed......................           (298)               (977)              (74)             (1,814)
                                           ----                ----               ---              ------
Outstanding at December 31, 2006             --                  --                --                  --
                                           ====                ====               ===              ======
Outstanding at December 31, 2004             --                  --                --                  --
Activity during 2005:
  Issued........................             --                  --                --                  --
  Redeemed......................             --                  --                --                  --
                                           ----                ----               ---              ------
Outstanding at December 31, 2005             --                  --                --                  --
                                           ====                ====               ===              ======

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

        TST               TST             TST              TST             TST                TST            TST PIONEER
MODERATE AGGRESSIVE    MODERATE     MFS TOTAL RETURN    MFS VALUE     PIONEER FUND   PIONEER MID CAP VALUE STRATEGIC INCOME
  SUB-ACCOUNT (A)   SUB-ACCOUNT (A) SUB-ACCOUNT (A)  SUB-ACCOUNT (A) SUB-ACCOUNT (A)    SUB-ACCOUNT (A)    SUB-ACCOUNT (A)
------------------- --------------- ---------------- --------------- --------------- --------------------- ----------------
           --               --               --              --              --                 --                  --
       44,435            8,785            7,564           1,003           1,669              6,128               5,200
      (44,435)          (8,785)          (7,564)         (1,003)         (1,669)            (6,128)             (5,200)
      -------           ------           ------          ------          ------             ------              ------
           --               --               --              --              --                 --                  --
      =======           ======           ======          ======          ======             ======              ======
           --               --               --              --              --                 --                  --
           --               --               --              --              --                 --                  --
           --               --               --              --              --                 --                  --
      -------           ------           ------          ------          ------             ------              ------
           --               --               --              --              --                 --                  --
      =======           ======           ======          ======          ======             ======              ======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONCLUDED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                 TST STYLE FOCUS  TST STYLE FOCUS    TRAVELERS
                                 SMALL CAP GROWTH SMALL CAP VALUE MANAGED INCOME
                                 SUB-ACCOUNT (A)  SUB-ACCOUNT (A) SUB-ACCOUNT (A)
                                 ---------------- --------------- ---------------
Outstanding at December 31, 2005          --              --             --
Activity during 2006:
  Issued........................       1,247           4,093            945
  Redeemed......................      (1,247)         (4,093)          (945)
                                      ------          ------           ----
Outstanding at December 31, 2006          --              --             --
                                      ======          ======           ====
Outstanding at December 31, 2004          --              --             --
Activity during 2005:
  Issued........................          --              --             --
  Redeemed......................          --              --             --
                                      ------          ------           ----
Outstanding at December 31, 2005          --              --             --
                                      ======          ======           ====

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                   LORD ABBETT       LORD ABBETT       LORD ABBETT          MET/PUTNAM
                                                GROWTH AND INCOME   BOND DEBENTURE    MID-CAP VALUE    CAPITAL OPPORTUNITIES
                                                   SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT
                                                ------------------ ---------------- ------------------ ---------------------
2006
Units..........................................            738,630        1,228,977            172,728              23,746
Unit Fair Value, Lowest to Highest (1).........   $47.17 to $61.44 $17.79 to $19.63   $25.47 to $29.45    $16.42 to $20.65
Net Assets.....................................        $41,381,558      $22,493,450         $4,731,948            $451,561
Investment Income Ratio to Net Assets (2)......              1.44%            6.46%              0.38%               0.06%
Expenses as a Percent of Average Net Assets (3)       2.30%, 0.75%     1.95%, 0.75%       2.30%, 0.75%        2.25%, 0.75%
Total Return, Lowest to Highest (4)............   15.11% to 16.91%   7.05% to 8.33%    9.63% to 11.34%    12.08% to 13.77%
2005
Units..........................................            613,017        1,161,736             61,418               7,503
Unit Fair Value, Lowest to Highest (1).........   $40.97 to $52.55 $16.75 to $18.12   $23.23 to $26.45    $14.65 to $17.91
Net Assets.....................................        $29,674,712      $19,808,005         $1,551,929            $133,972
Investment Income Ratio to Net Assets (2)......              0.83%            4.08%              0.53%               0.28%
Expenses as a Percent of Average Net Assets (3)       2.30%, 0.75%    1.95% , 0.75%      2.30% , 0.75%       2.25% , 1.40%
Total Return, Lowest to Highest (4)............     1.05% to 2.62%  -0.46% to 0.74%     5.60% to 7.24%      7.35% to 8.97%
2004
Units..........................................            686,692        1,412,729             50,979               8,868
Unit Fair Value, Lowest to Highest (1).........    $46.9 to $51.21 $16.83 to $17.98   $23.34 to $24.66     $14.57 to $16.5
Net Assets.....................................        $32,672,292      $24,113,965         $1,209,894            $145,824
Investment Income Ratio to Net Assets (2)......              0.47%            3.90%              3.20%               0.00%
Expenses as a Percent of Average Net Assets (3)      1.75% ,% 0.75    1.95% , 0.75%      1.50% , 0.75%        1.50%, 1.40%
Total Return, Lowest to Highest (4)............   10.47% to 11.51%   6.07% to 7.00%   16.43% to 23.09%    16.46% to 16.89%
2003
Units..........................................            324,168          880,323             40,042               8,244
Unit Fair Value, Lowest to Highest (1).........   $42.25 to $43.71 $15.87 to $15.34   $19.32 to $19.60    $14.02 to $14.22
Net Assets.....................................        $13,905,959      $14,115,330           $775,315            $115,389
Investment Income Ratio to Net Assets (2)......              2.30%           15.10%              5.88%               0.00%
Expenses as a Percent of Average Net Assets (3)      1.95% , 0.85%    1.95% , 0.85%      1.40% , 0.85%       1.40% , 0.85%
Total Return, Lowest to Highest (4)............   24.23% to 29.63%  9.17% to 18.15%   24.13% to 24.81%    26.50% to 27.19%
2002
Units..........................................             20,773           15,944             24,156               7,312
Unit Fair Value, Lowest to Highest (1).........   $33.17 to $33.72 $13.60 to $13.83   $15.57 to $15.71    $11.08 to $11.18
Net Assets.....................................           $695,725         $219,012           $376,917             $80,995
Investment Income Ratio to Net Assets (2)......              0.95%            8.66%              0.58%               0.09%
Expenses as a Percent of Average Net Assets (3)      0.85% , 1.85%    0.85% , 1.85%      0.85% , 1.40%       0.85% , 1.40%
Total Return, Lowest to Highest (4)............ -19.62% to -18.81% -2.40% to -1.42% -10.84% to -10.35%  -22.29% to -22.15%

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

    OPPENHEIMER         LEGG MASON          VAN KAMPEN           PIMCO              RCM           T. ROWE PRICE
CAPITAL APPRECIATION AGGRESSIVE GROWTH    MID-CAP GROWTH   TOTAL RETURN BOND GLOBAL TECHNOLOGY    MID-CAP GROWTH
    SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
-------------------- ------------------ ------------------ ----------------- ------------------ ------------------
          2,427,342           1,487,231             39,178        2,293,346             739,279          1,797,997
    $8.88 to $11.27     $7.55 to $10.77   $10.20 to $11.17 $11.92 to $13.06      $4.78 to $4.95     $8.16 to $8.75
        $22,004,158         $11,494,590           $421,282      $28,489,220          $3,605,818        $14,972,403
              0.08%               0.00%              0.00%            2.31%               0.00%              0.00%
       1.95%, 0.75%        1.95%, 1.30%       2.30%, 0.75%     2.30%, 0.75%        1.95%, 1.30%       1.95%, 0.75%
     5.54% to 6.81%    -3.63% to -3.00%     5.91% to 7.56%   2.15% to 3.74%      3.32% to 3.99%     4.12% to 5.37%
          2,138,330           1,268,613             23,110        1,506,218             566,844          1,308,056
    $8.41 to $10.60     7.84% to 11.10%    $9.63 to $10.38 11.67% to 12.59%      $4.63 to $4.76     $7.84 to $8.30
        $18,310,436         $10,148,495           $234,870      $18,206,649          $2,669,094        $10,429,730
              0.00%               0.00%              0.00%            0.00%               0.00%              0.00%
       1.95%, 1.40%        1.95%, 1.40%       2.30%, 0.75%     2.30%, 0.75%        1.30%, 1.95%       1.95%, 0.75%
     2.70% to 3.93%    11.39% to 12.27%     2.21% to 3.80%  -0.07% to 1.49%      8.88% to 9.59%   13.28% to 13.77%
          2,451,425           1,640,597             23,999        1,420,766             648,449          1,047,882
    $8.19 to $10.24      $7.03 to $9.89    $9.72 to $10.00 $11.85 to $12.40      $4.25 to $4.35     $6.97 to $7.22
        $20,371,884         $11,745,335           $235,934      $17,074,248          $2,796,181         $7,409,353
              8.26%               0.00%              0.00%            8.66%               0.13%              0.00%
       1.95%, 1.40%        1.95%, 1.40%       1.50%, 0.75%     1.95%, 0.75%        0.13%, 1.30%       1.95%, 0.85%
     4.34% to 5.56%      6.34% to 7.04%   10.97% to 11.52%   1.78% to 4.10%    -6.17% to -5.55%   12.09% to 16.82%
          1,122,087             633,579             18,516          825,180              89,637             20,499
     $7.85 to $7.97      $6.61 to $6.72     $8.80 to $8.93 $11.69 to $11.51      $4.53 to $4.60     $6.03 to $6.18
         $8,893,967          $4,231,075           $166,556       $9,599,035            $410,903         $5,002,558
             41.41%               0.00%              0.00%           31.51%               1.55%              0.00%
       1.95%, 1.30%        1.95%, 1.30%       1.40%, 0.85%     1.95%, 1.30%        1.30%, 1.95%       1.95%, 0.85%
   21.23% to 21.75%    21.47% to 22.00%   33.82% to 34.56%   0.20% to 0.64%    38.66% to 39.26%   28.24% to 35.48%
              3,238                 707              1,842           51,163                 109              1,388
     $6.24 to $6.28      $5.16 to $5.20     $6.57 to $6.63 $11.27 to $11.36      $2.94 to $2.96     $4.51 to $4.56
            $20,337              $3,676            $12,114         $580,973                $320             $6,310
              0.01%               0.00%              0.00%            0.00%               0.00%              0.00%
       1.40%, 1.85%        1.40%, 1.85%       0.85%, 1.40%     1.40%, 1.85%        1.40%, 1.85%       0.85%, 1.85%
 -26.12% to -25.78%  -29.16% to -28.84% -25.47% to -25.05%   7.29% to 7.77%  -51.64% to -51.42% -45.07% to -44.51%

         MFS
RESEARCH INTERNATIONAL
     SUB-ACCOUNT
----------------------
          1,526,158
   $15.21 to $22.61
        $24,283,531
              1.55%
       2.30%, 0.75%
   23.69% to 25.62%
          1,127,580
   $12.30 to $18.06
        $14,440,322
              0.38%
       2.30%, 1.40%
   13.78% to 15.55%
          1,150,008
   $10.97 to $15.68
        $12,831,690
              0.35%
       1.95%, 1.40%
   15.31% to 18.06%
            250,325
    $9.35 to $13.28
         $2,402,405
              3.16%
       1.95%, 1.40%
   28.93% to 32.80%
             12,429
     $7.23 to $7.32
            $90,253
              0.44%
       0.85%, 1.85%
  13.42% to -12.55%

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                     LAZARD             MET/AIM              HARRIS           THIRD AVENUE
                                                     MID-CAP        SMALL-CAP GROWTH  OAKMARK INTERNATIONAL  SMALL-CAP VALUE
                                                   SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                                ------------------ ------------------ --------------------- ------------------
2006
Units..........................................            458,517            890,085           1,878,405            1,544,932
Unit Fair Value, Lowest to Highest (1).........   $15.89 to $16.41   $14.08 to $14.76    $19.43 to $20.07     $17.73 to $23.09
Net Assets.....................................         $7,414,914        $12,889,298         $37,135,252          $27,823,285
Investment Income Ratio to Net Assets (2)......              0.30%              0.00%               2.36%                0.43%
Expenses as a Percent of Average Net Assets (3)       1.95%, 1.30%       2.30%, 1.30%        1.95%, 1.30%         2.30%, 1.30%
Total Return, Lowest to Highest (4)............   12.47% to 13.20%   11.33% to 12.71%    26.37% to 27.19%     13.82% to 11.67%
2005
Units..........................................            444,232            804,060           1,495,693            1,233,981
Unit Fair Value, Lowest to Highest (1).........   $12.14 to $14.50   $12.70 to $13.04    $15.38 to $15.78     $16.49 to $15.49
Net Assets.....................................         $6,369,460        $10,366,771         $23,326,113          $19,975,250
Investment Income Ratio to Net Assets (2)......              0.06%              0.00%               0.00%                0.00%
Expenses as a Percent of Average Net Assets (3)       1.95%, 1.30%       1.95%, 1.30%        1.95%, 1.30%         1.95%, 1.30%
Total Return, Lowest to Highest (4)............     5.98% to 6.67%     6.18% to 6.87%    12.04% to 12.77%     13.26% to 18.70%
2004
Units..........................................            450,243            959,387           1,413,422            1,199,890
Unit Fair Value, Lowest to Highest (1).........   $13.33 to $13.59   $11.96 to $12.20    $13.72 to $13.99     $14.11 to $14.35
Net Assets.....................................         $6,071,445        $11,611,517         $19,624,405          $17,088,119
Investment Income Ratio to Net Assets (2)......              0.00%              0.00%               0.00%                3.17%
Expenses as a Percent of Average Net Assets (3)       1.95%, 1.30%       1.95%, 1.30%        1.95%, 1.30%         1.95%, 1.30%
Total Return, Lowest to Highest (4)............   12.19% to 12.92%     4.37% to 5.09%    18.19% to 18.96%     24.06% to 24.87%
2003
Units..........................................            255,646            260,329             471,982              491,798
Unit Fair Value, Lowest to Highest (1).........   $11.88 to $12.03   $11.46 to $11.61    $11.61 to $11.76     $11.38 to $11.49
Net Assets.....................................         $3,062,287         $3,008,422          $5,525,344           $5,627,516
Investment Income Ratio to Net Assets (2)......              0.00%              0.00%               0.00%               20.65%
Expenses as a Percent of Average Net Assets (3)       1.95%, 1.30%       1.95%, 1.30%        1.95%, 1.30%         1.95%, 1.30%
Total Return, Lowest to Highest (4)............   23.16% to 23.70%   32.76% to 33.33%    32.50% to 34.41%     35.03% to 35.61%
2002
Units..........................................              1,585                692                 227                2,119
Unit Fair Value, Lowest to Highest (1).........     $9.61 to $9.70     $8.43 to $8.47      $8.78 to $8.83       $8.21 to $8.23
Net Assets.....................................            $15,269             $5,877              $2,011              $17,420
Investment Income Ratio to Net Assets (2)......              0.06%              0.00%               0.34%                0.82%
Expenses as a Percent of Average Net Assets (3)       1.40%, 1.85%       1.40%, 1.85%        1.40%, 1.85%         1.40%, 1.85%
Total Return, Lowest to Highest (4)............ -12.45% to -12.06% -28.83% to -28.51%  -19.59% to -19.23%   -17.92% to -17.68%

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

          PIMCO             LORD ABBETT    NEUBERGER BERMAN      TURNER       GOLDMAN SACHS        METLIFE
INFLATION PROTECTION BOND AMERICA'S VALUE    REAL ESTATE     MID-CAP GROWTH   MID-CAP VALUE   DEFENSIVE STRATEGY
       SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
------------------------- ---------------- ---------------- ---------------- ---------------- ------------------
             2,171,062               8,887          625,172          438,391        1,060,750         3,865,426
      $10.74 to $11.14    $16.09 to $16.54 $18.99 to $34.33 $12.58 to $12.96 $14.94 to $15.38  $11.03 to $12.30
           $23,865,653            $146,275      $12,114,336       $5,554,696      $15,950,014       $42,850,757
                 3.67%               1.78%            0.92%            0.00%            0.00%             0.01%
          2.30%, 1.30%        1.50%, 0.75%     2.30%, 1.30%     1.95%, 0.85%     1.95%, 0.85%      1.95%, 0.75%
      -1.89% to -0.91%    13.05% to 13.90% 34.46% to 35.81%   4.03% to 5.18% 13.46% to 14.71%    6.53% to 7.82%
             2,063,635               7,280          425,688          335,209          748,084         1,508,431
      $10.95 to $11.25    $14.23 to $14.52 $14.12 to $25.24 $12.09 to $12.32 $13.16 to $13.41  $10.35 to $10.43
           $22,975,626            $105,310       $6,110,404       $4,071,802       $9,888,705       $15,665,992
                 0.00%               0.00%            0.00%            0.00%            0.82%             1.30%
         2.30% , 1.30%        1.50%, 0.75%     2.30%, 1.40%     1.95%, 0.85%     1.95%, 0.85%      1.95%, 1.30%
       -0.91% to 0.08%      2.41% to 3.17% 10.72% to 15.05%  9.21% to 10.42% 10.37% to 11.59%    2.47% to 3.13%
             2,145,251               4,394          424,738          390,175          459,049           271,751
      $11.12 to $11.24    $13.90 to $14.07 $12.78 to $12.84 $11.07 to $11.12 $11.93 to $11.98  $10.10 to $10.11
           $23,952,015             $61,414       $5,441,059       $4,328,370       $5,485,135        $2,746,772
                 7.41%               3.45%            7.43%            0.00%            2.19%             8.71%
         1.95% , 1.30%        1.50%, 0.75%     1.95%, 1.30%     1.95%, 1.30%     1.95%, 1.30%      1.95%, 1.30%
   6.90% to 7.6011.51%    12.93% to 13.50% 27.88% to 28.44% 10.76% to 11.24% 19.30% to 19.81%    1.64% to 1.71%
               747,082               2,863               --               --               --                --
      $10.40 to $10.44    $11.99 to $12.04              $--              $--              $--               $--
            $7,781,066             $34,335              $--              $--              $--               $--
                 0.00%               0.00%               --               --               --                --
          1.95%, 1.30%        1.40%, 0.85%               --               --               --                --
        3.98% to 4.43%    19.93% to 20.37%               --               --               --                --
                    --                  --               --               --               --                --
                   $--                 $--              $--              $--              $--               $--
                   $--                 $--              $--              $--              $--               $--
                    --                  --               --               --               --                --
                    --                  --               --               --               --                --
                    --                  --               --               --               --                --

     METLIFE
MODERATE STRATEGY
   SUB-ACCOUNT
-----------------
       8,561,073
$11.47 to $11.77
     $98,797,273
           0.01%
    1.95%, 0.75%
  8.11% to 9.41%
       4,506,020
$10.61 to $10.69
     $47,950,957
           1.55%
    1.95%, 1.30%
  3.77% to 4.45%
       1,014,442
$10.22 to $10.23
     $10,374,709
           6.62%
    1.95%, 1.30%
  2.13% to 2.20%
              --
             $--
             $--
              --
              --
              --
              --
             $--
             $--
              --
              --
              --

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                     METLIFE          METLIFE            METLIFE       CYCLICAL GROWTH
                                                BALANCED STRATEGY GROWTH STRATEGY  AGGRESSIVE STRATEGY       ETF
                                                   SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                                ----------------- ---------------- ------------------- ----------------
2006
Units..........................................       19,173,566        22,007,855         4,032,224            120,406
Unit Fair Value, Lowest to Highest (1)......... $11.98 to $12.30  $12.64 to $12.97  $12.89 to $13.23   $11.40 to $11.43
Net Assets.....................................     $231,113,806      $279,686,928       $52,296,693         $1,373,423
Investment Income Ratio to Net Assets (2)......            0.01%             0.01%             0.01%              1.40%
Expenses as a Percent of Average Net Assets (3)     1.95%, 0.75%      1.95%, 0.75%      1.95%, 0.75%       1.50%, 1.30%
Total Return, Lowest to Highest (4)............  9.82% to 11.14%  11.41% to 12.75%  11.46% to 12.80%   12.16% to 12.38%
2005
Units..........................................       11,206,666        12,697,225         1,961,998             11,292
Unit Fair Value, Lowest to Highest (1)......... $10.91 to $10.99  $11.34 to $11.34  $11.56 to $11.65             $10.17
Net Assets.....................................     $122,628,863      $144,440,071       $22,767,192           $114,821
Investment Income Ratio to Net Assets (2)......            1.69%             1.31%             1.14%              0.00%
Expenses as a Percent of Average Net Assets (3)     1.95%, 1.30%      1.95%, 1.30%      1.95%, 1.30%              1.30%
Total Return, Lowest to Highest (4)............    5.06 to 5.74%    7.02% to 7.72%    8.25% to 8.96%     1.66% to 1.71%
2004
Units..........................................        1,510,309         3,226,645           229,952                 --
Unit Fair Value, Lowest to Highest (1)......... $10.39 to $10.40  $10.60 to $10.61  $10.68 to $10.69                $--
Net Assets.....................................      $15,693,253       $34,204,856        $2,457,563                $--
Investment Income Ratio to Net Assets (2)......            4.75%             3.00%             1.06%                 --
Expenses as a Percent of Average Net Assets (3)    1.95% , 1.30%     1.95% , 1.30%     1.95% , 1.30%                 --
Total Return, Lowest to Highest (4)............   2.84% to 2.91%    3.49% to 3.56%    3.72% to 3.79%                 --
2003
Units..........................................               --                --                --                 --
Unit Fair Value, Lowest to Highest (1).........              $--               $--               $--                $--
Net Assets.....................................              $--               $--               $--                $--
Investment Income Ratio to Net Assets (2)......               --                --                --                 --
Expenses as a Percent of Average Net Assets (3)               --                --                --                 --
Total Return, Lowest to Highest (4)............               --                --                --                 --
2002
Units..........................................               --                --                --                 --
Unit Fair Value, Lowest to Highest (1).........              $--               $--               $--                $--
Net Assets.....................................              $--               $--               $--                $--
Investment Income Ratio to Net Assets (2)......               --                --                --                 --
Expenses as a Percent of Average Net Assets (3)               --                --                --                 --
Total Return, Lowest to Highest (4)............               --                --                --                 --

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

     CYCLICAL         VAN KAMPEN        LEGG MASON     MFS EMERGING     LOOMIS SAYLES         MET/AIM           BLACKROCK
GROWTH & INCOME ETF    COMSTOCK        VALUE EQUITY   MARKETS EQUITY   GLOBAL MARKETS   CAPITAL APPRECIATION   HIGH YIELD
    SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT (B)  SUB-ACCOUNT (B)    SUB-ACCOUNT (B)      SUB-ACCOUNT
------------------- ---------------- ---------------- ---------------- ---------------- -------------------- ----------------
           96,081            473,672          538,300          159,951          144,971             14,923              4,049
 $11.15 to $11.17   $11.81 to $12.12 $11.05 to $11.25 $10.42 to $10.49 $10.28 to $10.35   $13.35 to $14.94   $15.62 to $16.62
       $1,071,072         $5,655,470       $5,992,306       $1,673,250       $1,496,069           $210,566            $66,125
            3.67%              0.00%            0.00%            1.84%            2.14%              0.38%              0.00%
    1.50% , 1.30%      2.30% , 0.75%    2.30% , 0.75%    2.25% , 1.30%    2.25% , 1.30%      2.30% , 1.30%      2.30% , 1.70%
 10.07% to 10.29%   13.42% to 15.19%   4.17% to 5.79%   4.19% to 4.86%   2.81% to 3.46%     4.46% to 5.51%     7.32% to 7.97%
               --             92,205            2,896               --               --                 --                 --
           $10.13   $10.41 to $10.52 $10.61 to $10.63              $--              $--                $--                $--
              $--           $964,282          $30,758              $--              $--                $--                $--
            0.00%              2.15%            0.00%               --               --                 --                 --
            1.30%      2.30% , 0.75%    2.30% , 1.30%               --               --                 --                 --
   1.28% to 1.33%     4.15% to 5.22%   6.10% to 6.28%               --               --                 --                 --
               --                 --               --               --               --                 --                 --
              $--                $--              $--              $--              $--                $--                $--
              $--                $--              $--              $--              $--                $--                $--
               --                 --               --               --               --                 --                 --
               --                 --               --               --               --                 --                 --
               --                 --               --               --               --                 --                 --
               --                 --               --               --               --                 --                 --
              $--                $--              $--              $--              $--                $--                $--
              $--                $--              $--              $--              $--                $--                $--
               --                 --               --               --               --                 --                 --
               --                 --               --               --               --                 --                 --
               --                 --               --               --               --                 --                 --
               --
               --                 --               --               --               --                 --                 --
              $--                $--              $--              $--              $--                $--                $--
              $--                $--              $--              $--              $--                $--                $--
               --                 --               --               --               --                 --                 --
               --                 --               --               --               --                 --                 --
               --                 --               --               --               --                 --                 --

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                       JANUS               MFS            PIONEER          PIONEER
                                                CAPITAL APPRECIATION      VALUE            FUND         MID-CAP VALUE
                                                    SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT (B)  SUB-ACCOUNT (B)
                                                -------------------- ---------------- ---------------- ----------------
2006
Units..........................................              1,236             25,279           13,904           62,109
Unit Fair Value, Lowest to Highest (1).........  $97.82 to $120.96   $15.02 to $16.20 $17.53 to $21.42 $11.89 to $12.21
Net Assets.....................................           $141,582           $399,200         $264,384         $745,952
Investment Income Ratio to Net Assets (2)......              0.00%              2.72%            0.17%            0.38%
Expenses as a Percent of Average Net Assets (3)       2.30%, 1.40%       2.30%, 1.40%     2.30%, 0.75%     2.30%, 0.75%
Total Return, Lowest to Highest (4)............     0.74% to 1.65%   18.58% to 19.65% 13.30% to 15.06% 10.01% to 11.72%
2005
Units..........................................                 --                 --               --               --
Unit Fair Value, Lowest to Highest (1).........  $97.10 to $119.00   $12.66 to $13.54 $15.48 to $17.23 $10.81 to $10.88
Net Assets.....................................                $--                $--              $--              $--
Investment Income Ratio to Net Assets (2)......              0.00%              0.00%            0.00%            0.00%
Expenses as a Percent of Average Net Assets (3)       2.30%, 1.40%       2.30%, 1.40%     2.30%, 1.40%     2.30%, 1.40%
Total Return, Lowest to Highest (4)............     6.14% to 6.29%     2.54% to 2.71%   3.86% to 4.02%   5.94% to 6.10%
2004
Units..........................................                 --                 --               --               --
Unit Fair Value, Lowest to Highest (1).........                $--                $--              $--              $--
Net Assets.....................................                $--                $--              $--              $--
Investment Income Ratio to Net Assets (2)......                 --                 --               --               --
Expenses as a Percent of Average Net Assets (3)                 --                 --               --               --
Total Return, Lowest to Highest (4)............                 --                 --               --               --
2003
Units..........................................                 --                 --               --               --
Unit Fair Value, Lowest to Highest (1).........                $--                $--              $--              $--
Net Assets.....................................                $--                $--              $--              $--
Investment Income Ratio to Net Assets (2)......                 --                 --               --               --
Expenses as a Percent of Average Net Assets (3)                 --                 --               --               --
Total Return, Lowest to Highest (4)............                 --                 --               --               --
2002
Units..........................................                 --                 --               --               --
Unit Fair Value, Lowest to Highest (1).........                $--                $--              $--              $--
Net Assets.....................................                $--                $--              $--              $--
Investment Income Ratio to Net Assets (2)......                 --                 --               --               --
Expenses as a Percent of Average Net Assets (3)                 --                 --               --               --
Total Return, Lowest to Highest (4)............                 --                 --               --               --

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

    PIONEER          DREMAN          BLACKROCK        STRATEGIC          STRATEGIC         STRATEGIC          RUSSELL
STRATEGIC INCOME SMALL CAP VALUE   LARGE CAP CORE  GROWTH & INCOME  CONSERVATIVE GROWTH     GROWTH       MULTI-STYLE EQUITY
SUB-ACCOUNT (B)    SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT (C)    SUB-ACCOUNT (C)   SUB-ACCOUNT (C)     SUB-ACCOUNT
---------------- ---------------- ---------------- ---------------- ------------------- ---------------- ------------------
         194,292           60,240           12,560           56,588           123,816             72,449        22,268
$17.28 to $20.43 $13.57 to $13.78 $10.53 to $11.40 $10.19 to $10.26  $10.23 to $10.33   $10.31 to $10.40         $9.34
      $3,596,064         $825,404         $139,840         $577,202        $1,267,372           $747,157      $207,931
           9.32%            0.91%            0.00%            0.09%             0.11%              0.13%         0.95%
    2.25%, 0.75%     2.30%, 1.40%     2.30%, 1.40%     1.90%, 1.30%      1.90%, 1.30%       1.90%, 1.30%         1.40%
  3.95% to 5.51% 21.42% to 22.51% 11.66% to 12.66%   1.93% to 2.02%    2.30% to 2.38%     3.07% to 3.16%        11.18%
              --               --               --               --                --                 --        22,238
$16.62 to $18.33            $9.53              $--              $--               $--                $--         $8.40
             $--              $--              $--              $--               $--                $--      $186,762
           0.00%            0.00%               --               --                --                 --         1.07%
   2.25% , 1.40%            1.40%               --               --                --                 --         1.40%
  2.48% to 2.62%            5.59%               --               --                --                 --         5.78%
              --         4,840.00               --               --                --                 --        22,366
             $--           $18.39              $--              $--               $--                $--         $7.94
             $--          $88,999              $--              $--               $--                $--      $177,572
              --            0.87%               --               --                --                 --         0.74%
              --            1.40%               --               --                --                 --         1.40%
              --           24.27%               --               --                --                 --         8.28%
              --            4,721               --               --                --                 --        22,537
             $--           $14.80              $--              $--               $--                $--         $7.33
             $--          $69,851              $--              $--               $--                $--      $165,243
              --            1.21%               --               --                --                 --         0.82%
              --            1.40%               --               --                --                 --         1.40%
              --           40.06%               --               --                --                 --        27.70%
              --            4,730               --               --                --                 --        29,748
             $--           $10.56              $--              $--               $--                $--          5.77
             $--          $49,979              $--              $--               $--                $--      $171,653
              --            0.41%               --               --                --                 --         0.68%
              --            1.40%               --               --                --                 --         1.40%
              --          -12.58%               --               --                --                 --        -24.26

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                     RUSSELL        RUSSELL     RUSSELL          RUSSELL
                                                AGGRESSIVE EQUITY  NON-U.S.    CORE BOND  REAL ESTATE SECURITIES
                                                   SUB-ACCOUNT    SUB-ACCOUNT SUB-ACCOUNT      SUB-ACCOUNT
                                                ----------------- ----------- ----------- ----------------------
2006
Units..........................................        3,030          3,995      21,347            2,667
Unit Fair Value, Lowest to Highest (1).........       $14.10         $12.63      $13.63           $34.10
Net Assets.....................................      $42,724        $50,437    $291,051          $90,957
Investment Income Ratio to Net Assets (2)......        0.19%          2.46%       4.51%            1.96%
Expenses as a Percent of Average Net Assets (3)        1.40%          1.40%       1.40%            1.40%
Total Return, Lowest to Highest (4)............       13.20%         21.93%       2.28%           33.96%
2005
Units..........................................        3,032          4,134      21,169            2,699
Unit Fair Value, Lowest to Highest (1).........       $12.46         $10.36      $13.33           $2,546
Net Assets.....................................      $37,769        $42,803    $282,187          $68,704
Investment Income Ratio to Net Assets (2)......        0.18%          1.58%       3.57%            2.11%
Expenses as a Percent of Average Net Assets (3)        1.40%          1.40%       1.40%            1.40%
Total Return, Lowest to Highest (4)............        4.89%         12.11%       0.60%           11.39%
2004
Units..........................................        3,046             42      20,979            2,711
Unit Fair Value, Lowest to Highest (1).........       $11.88          $9.24      $13.25           $22.85
Net Assets.....................................      $36,173        $39,230    $277,989          $61,957
Investment Income Ratio to Net Assets (2)......        3.79%          1.95%       4.28%            8.49%
Expenses as a Percent of Average Net Assets (3)        1.40%          1.40%       1.40%            1.40%
Total Return, Lowest to Highest (4)............       13.13%         16.65%       3.21%           33.01%
2003
Units..........................................        3,061          4,500      21,058            2,766
Unit Fair Value, Lowest to Highest (1).........       $10.50          $7.92      $12.84           $17.18
Net Assets.....................................      $32,131        $35,627    $270,377          $47,530
Investment Income Ratio to Net Assets (2)......        4.79%          1.66%       4.44%           11.19%
Expenses as a Percent of Average Net Assets (3)        1.40%          1.40%       1.40%            1.40%
Total Return, Lowest to Highest (4)............       43.58%         36.86%       4.68%           35.30%
2002
Units..........................................        3,085         15,555      20,541            2,768
Unit Fair Value, Lowest to Highest (1).........         7.31           5.79       12.27            12.70
Net Assets.....................................      $22,553        $90,005    $251,948          $35,145
Investment Income Ratio to Net Assets (2)......        0.00%          2.03%       3.28%            6.09%
Expenses as a Percent of Average Net Assets (3)        1.40%          1.40%       1.40%            1.40%
Total Return, Lowest to Highest (4)............      -20.18%        -16.33%       7.33%            2.36%

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

      AIM V.I.             AIM V.I.       ALLIANCEBERNSTEIN      PUTNAM            PUTNAM            PUTNAM
CAPITAL APPRECIATION INTERNATIONAL GROWTH LARGE-CAP GROWTH   GROWTH & INCOME    EQUITY INCOME         VISTA
    SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
-------------------- -------------------- ----------------- ------------------ ---------------- ------------------
             10,825                6,542               119              14,830            4,947             64,173
    $7.04 to $23.85     $11.27 to $26.70  $31.84 to $33.74    $13.24 to $65.01 $16.11 to $16.56              $6.71
            $77,017             $156,979            $3,941            $214,090          $81,532           $430,897
              0.06%                1.15%             0.00%               1.71%            1.04%              0.00%
      1.50% , 1.30%        1.50% , 1.30%     1.90% , 1.50%       1.50% , 0.75%    1.50% , 0.75%              1.40%
     4.48% to 4.69%     25.98% to 26.23%  -2.54% to -2.15%    14.19% to 15.05% 17.08% to 17.96%              4.26%
             10,598                5,955                --              13,684            3,446             76,454
    $6.79 to $22.78      $9.03 to $21.15  $32.67 to $34.49    $11.56 to $56.51 $13.76 to $14.04    $6.44 to $15.65
            $71,926             $103,706               $--            $166,207          $48,196           $492,386
              0.06%                0.96%             0.00%               1.85%            1.07%              0.00%
       1.40%, 1.30%         1.40%, 1.30%      1.90%, 1.50%        1.40%, 0.75%     1.50%, 0.75%       1.40%, 1.30%
     6.97% to 7.33%     15.96% to 16.29%    5.62% to 5.69%      3.67% to 4.44%   3.94% to 4.72%   10.48% to 10.92%
             11,953                5,177                --              10,749            4,758             72,122
    $6.28 to $20.76      $7.76 to $18.21               $--    $11.11 to $54.11 $12.24 to $13.40    $5.81 to $11.60
            $75,584              $40,188               $--            $126,996          $63,406           $418,750
              0.00%                0.65%                --               1.70%            0.12%              0.00%
       1.40%, 1.50%         1.40%, 1.30%                --        1.40%, 0.75%     1.50%, 0.75%              1.40%
     4.85% to 7.00%     17.97% to 22.28%                --      8.48% to 9.81% 10.20% to 10.75%   16.95% to 17.25%
             11,500                5,404                --               9,973            4,316             66,067
     $5.99 to $6.01       $6.31 to $6.35               $--    $10.11 to $11.30 $12.06 to $12.08     $4.95 to $9.92
            $69,167              $34,313               $--            $103,393          $52,019           $327,172
              0.00%                0.86%                --               2.57%            0.00%              0.00%
              1.40%                1.40%                --       1.40% , 0.85%    1.40% , 0.85%              1.40%
   27.39% to 27.72%     26.81% to 27.27%                --    23.55% to 25.92% 20.38% to 20.82%   31.32% to 31.57%
             13,414                4,664                --               7,137               --             57,422
     $4.70 to $4.71       $4.98 to $4.99               $--      $8.03 to $8.97               --     $3.76 to $7.55
            $63,160              $23,268               $--             $57,419              $--           $216,168
              0.00%                0.55%                --               3.47%               --              0.00%
              1.40%                1.40%                --               1.40%               --              1.40%
 -25.55% to -25.41%   -17.10% to -16.85%                --  -20.12% to -19.92%               -- -31.57% to -31.35%

    PUTNAM
SMALL-CAP VALUE
  SUB-ACCOUNT
----------------
           3,849
$25.46 to $26.25
        $100,623
           0.00%
   1.90% , 1.50%
15.09% to 15.55%
              --
$22.12 to $22.72
             $--
           0.00%
    1.90%, 1.50%
  3.95% to 4.02%
              --
             $--
             $--
              --
              --
              --
              --
             $--
             $--
              --
              --
              --
              --
             $--
             $--
              --
              --
              --

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                    TEMPLETON      TEMPLETON DEVELOPING     TEMPLETON
                                                FOREIGN SECURITIES  MARKETS SECURITIES  GROWTH SECURITIES
                                                   SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                ------------------ -------------------- -----------------
2006
Units..........................................            362,978            295,586             11,905
Unit Fair Value, Lowest to Highest (1).........   $13.82 to $37.24   $12.21 to $21.44   $18.41 to $20.01
Net Assets.....................................         $6,779,342         $4,837,966           $233,283
Investment Income Ratio to Net Assets (2)......              1.10%              1.10%              0.42%
Expenses as a Percent of Average Net Assets (3)       2.30%, 0.75%       2.30%, 1.30%       1.90%, 0.75%
Total Return, Lowest to Highest (4)............   18.69% to 20.54%   25.19% to 26.44%   19.52% to 20.90%
2005
Units..........................................             24,853             38,709                 --
Unit Fair Value, Lowest to Highest (1).........   $11.52 to $30.90    $9.76 to $16.93   $15.41 to $16.65
Net Assets.....................................           $406,480           $483,750                $--
Investment Income Ratio to Net Assets (2)......              1.14%              1.23%              0.00%
Expenses as a Percent of Average Net Assets (3)      1.40% , 0.75%      2.30% , 1.40%      1.90% , 1.40%
Total Return, Lowest to Highest (4)............     7.67% to 9.35%   24.54% to 25.99%     6.82% to 7.35%
2004
Units..........................................             21,677             23,767                 --
Unit Fair Value, Lowest to Highest (1).........   $10.57 to $25.69    $8.41 to $13.44             $15.51
Net Assets.....................................           $277,223           $257,141                $--
Investment Income Ratio to Net Assets (2)......              1.04%              1.57%              0.00%
Expenses as a Percent of Average Net Assets (3)      1.40% , 1.50%      1.50% , 1.40%              1.40%
Total Return, Lowest to Highest (4)............   15.10% to 17.52%   22.78% to 23.09%             14.41%
2003
Units..........................................             12,422              9,089                 --
Unit Fair Value, Lowest to Highest (1).........     $9.02 to $9.47   $10.36 to $10.91             $13.56
Net Assets.....................................           $113,890            $96,579                $--
Investment Income Ratio to Net Assets (2)......              2.85%              4.92%              0.00%
Expenses as a Percent of Average Net Assets (3)      1.40% , 0.85%              1.40%              1.40%
Total Return, Lowest to Highest (4)............   30.38% to 31.09%   50.87% to 51.60%             30.30%
2002
Units..........................................              7,135              4,455                  8
Unit Fair Value, Lowest to Highest (1).........     $6.90 to $7.23     $6.87 to $7.20             $10.40
Net Assets.....................................            $49,550            $31,875                $78
Investment Income Ratio to Net Assets (2)......              1.74%              1.72%              2.25%
Expenses as a Percent of Average Net Assets (3)              1.40%              1.40%              1.40%
Total Return, Lowest to Highest (4)............ -19.70% to -19.25%   -1.54% to -1.35%            -19.62%

                                                        FRANKLIN
                                                MUTUAL SHARES SECURITIES
                                                      SUB-ACCOUNT
                                                ------------------------
2006
Units..........................................                25,799
Unit Fair Value, Lowest to Highest (1).........      $22.56 to $23.73
Net Assets.....................................              $598,870
Investment Income Ratio to Net Assets (2)......                 0.72%
Expenses as a Percent of Average Net Assets (3)          1.90%, 1.40%
Total Return, Lowest to Highest (4)............      16.16% to 16.74%
2005
Units..........................................                    --
Unit Fair Value, Lowest to Highest (1).........                   $--
Net Assets.....................................                   $--
Investment Income Ratio to Net Assets (2)......                    --
Expenses as a Percent of Average Net Assets (3)                    --
Total Return, Lowest to Highest (4)............                    --
2004
Units..........................................                    --
Unit Fair Value, Lowest to Highest (1).........                   $--
Net Assets.....................................                   $--
Investment Income Ratio to Net Assets (2)......                    --
Expenses as a Percent of Average Net Assets (3)                    --
Total Return, Lowest to Highest (4)............                    --
2003
Units..........................................                 2,652
Unit Fair Value, Lowest to Highest (1).........      $13.13 to $13.25
Net Assets.....................................               $34,817
Investment Income Ratio to Net Assets (2)......                 0.00%
Expenses as a Percent of Average Net Assets (3)         1.40% , 0.85%
Total Return, Lowest to Highest (4)............      23.41% to 24.09%
2002
Units..........................................                 1,438
Unit Fair Value, Lowest to Highest (1).........      $10.60 to $10.70
Net Assets.....................................               $15,304
Investment Income Ratio to Net Assets (2)......                 1.01%
Expenses as a Percent of Average Net Assets (3)         0.85% , 1.40%
Total Return, Lowest to Highest (4)............    -13.04% to -12.56%

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

    FRANKLIN         FIDELITY         FIDELITY         FIDELITY           METLIFE               FI             BLACKROCK
INCOME SECURITIES  EQUITY-INCOME       MID-CAP        CONTRAFUND        STOCK INDEX     INTERNATIONAL STOCK   BOND INCOME
   SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
----------------- ---------------- ---------------- ---------------- ------------------ ------------------- ----------------
         112,418             3,262           10,070          170,987          1,255,895            26,246             17,516
$38.83 to $45.21  $15.76 to $65.81 $34.80 to $35.93 $36.99 to $40.96   $12.91 to $13.34  $16.59 to $19.91   $38.47 to $54.01
      $4,831,851           $57,938         $359,419       $6,746,571        $16,505,259          $498,405           $777,311
           1.91%             3.01%            0.00%            1.28%              1.59%             1.25%              1.91%
   2.25% , 1.40%     1.50% , 1.30%    1.90% , 1.50%    2.25% , 1.40%      1.95% , 1.30%     1.90% , 0.75%      2.30% , 0.75%
15.62% to 16.60%  18.15% to 18.38% 10.29% to 10.73%  9.11% to 10.04%   12.97% to 13.70%  14.05% to 15.36%     1.90% to 3.36%
              --             3,059               --               --          1,070,187            21,458              1,827
$33.28 to $38.78  $53.50 to $55.59 $31.55 to $32.45 $37.22 to $33.90   $11.43 to $11.73  $14.55 to $17.22   $41.32 to $52.26
             $--           $46,565              $--              $--        $12,415,191          $365,393            $83,096
           0.00%             1.32%            0.00%            0.00%              1.26%             0.46%              3.04%
    2.25%, 1.40%      1.50%, 1.30%     1.90%, 1.50%     2.25%, 1.40%       1.95%, 1.30%      1.90%, 0.75%       1.80%, 0.75%
  0.82% to 0.96%    4.00% to 4.21%   6.98% to 7.04%   4.82% to 4.97%     2.37% to 3.03%  15.38% to 16.71%      0.34% to 1.39
              --             2,930               --               --            885,194            26,584                380
             $--  $12.80 to $51.44              $--              $--   $11.17 to $11.39  $13.32 to $14.82             $47.26
             $--           $37,502              $--              $--        $10,001,094          $390,385            $17,962
              --             2.18%               --               --              0.53%             1.18%              0.00%
              --     1.40% , 1.50%               --               --      1.95% , 1.30%     1.50% , 0.85%              1.40%
              --    9.05% to 9.68%               --               --     8.14% to 8.85%  14.16% to 16.98%              4.39%
              --                --               --               --            278,373            27,936                 --
             $--            $11.67              $--              $--   $10.33 to $10.46  $12.62 to $12.67                $--
             $--               $--              $--              $--         $2,900,578          $352,634                $--
              --             0.00%               --               --              4.10%             0.00%                 --
              --             1.40%               --               --      1.95% , 1.30%     1.40% , 0.85%                 --
              --            28.22%               --               --   20.71% to 26.10%  26.23% to 26.69%                 --
              --                 8               --               --              1,068                --                 --
             $--              9.10              $--              $--     $8.24 to $8.29               $--                $--
             $--               $77              $--              $--             $8,845               $--                $--
              --             1.16%               --               --              0.71%                --                 --
              --             1.40%               --               --      1.40% , 1.85%                --                 --
              --           -18.31%               --               -- -23.94% to -23.60%                --                 --

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                   BLACKROCK           DAVIS          HARRIS OAKMARK       JENNISON
                                                  MONEY MARKET     VENTURE VALUE      FOCUSED VALUE         GROWTH
                                                  SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
                                                ---------------- ------------------ ------------------ ------------------
2006
Units..........................................        2,096,094          3,498,617          1,040,267          1,396,542
Unit Fair Value, Lowest to Highest (1)......... $10.06 to $10.78   $14.15 to $41.15   $17.53 to $18.16    $5.09 to $13.84
Net Assets.....................................      $21,477,638        $50,502,310        $18,595,465        $16,385,509
Investment Income Ratio to Net Assets (2)......            4.48%              0.67%              0.09%              0.00%
Expenses as a Percent of Average Net Assets (3)     1.95%, 0.75%       1.95%, 0.75%       1.95%, 1.30%       1.95%, 0.75%
Total Return, Lowest to Highest (4)............   2.54% to 3.77%   12.20% to 13.55%   10.01% to 10.73%     0.55% to 1.76%
2005
Units..........................................        1,164,088          2,751,510            980,663          1,062,311
Unit Fair Value, Lowest to Highest (1)......... $19.81 to $10.39   $12.61 to $36.24   $15.94 to $16.40    $11.50 to $5.07
Net Assets.....................................      $11,615,345        $35,309,808        $15,888,971        $12,356,023
Investment Income Ratio to Net Assets (2)......            2.86%              0.51%              0.00%              0.00%
Expenses as a Percent of Average Net Assets (3)     1.95%, 0.75%       1.95%, 0.75%       1.95%, 1.30%       1.95%, 1.30%
Total Return, Lowest to Highest (4)............   0.69% to 1.49%     8.02% to 9.32%     7.60% to 8.29%   11.35% to 11.52%
2004
Units..........................................           17,035          2,872,840            956,965          1,231,304
Unit Fair Value, Lowest to Highest (1).........            $9.91   $11.68 to $33.15   $14.81 to $15.14   $10.33 to $10.50
Net Assets.....................................         $168,867        $34,014,012        $14,368,392        $12,830,144
Investment Income Ratio to Net Assets (2)......            1.04%              0.32%              1.06%              0.01%
Expenses as a Percent of Average Net Assets (3)            1.40%       1.95%, 0.75%       1.95%, 1.30%       1.95%, 1.30%
Total Return, Lowest to Highest (4)............           -0.42%     8.13% to 9.97%     7.53% to 8.23%     6.83% to 7.53%
2003
Units..........................................           17,035            810,758            515,944            457,207
Unit Fair Value, Lowest to Highest (1).........            $9.96   $10.62 to $10.87   $13.78 to $13.99     $9.67 to $9.76
Net Assets.....................................         $169,583         $8,699,165         $7,178,434         $4,444,619
Investment Income Ratio to Net Assets (2)......            0.00%              0.00%              5.22%              0.05%
Expenses as a Percent of Average Net Assets (3)            1.40%       1.95%, 0.85%       1.95%, 1.30%       1.95%, 1.30%
Total Return, Lowest to Highest (4)............           -0.45%   25.46% to 29.63%   27.32% to 27.88%   20.45% to 20.98%
2002
Units..........................................               --              1,927              5,330              1,023
Unit Fair Value, Lowest to Highest (1).........              $--     $8.29 to $8.39   $10.63 to $10.71        $7.61 $7.63
Net Assets.....................................              $--            $21,724            $56,911             $7,806
Investment Income Ratio to Net Assets (2)......               --              1.53%              0.05%              0.00%
Expenses as a Percent of Average Net Assets (3)               --       0.85%, 1.85%       1.40%, 1.85%       1.40%, 1.85%
Total Return, Lowest to Highest (4)............               -- -18.08% to -18.26% -10.73% to -10.33% -23.95% to -23.72%

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

      MFS               MFS          CAPITAL GUARDIAN    WESTERN ASSET MANAGEMENT   WESTERN ASSET MANAGEMENT  T. ROWE PRICE
  TOTAL RETURN    INVESTORS TRUST      U.S. EQUITY     STRATEGIC BOND OPPORTUNITIES      US GOVERNMENT       SMALL-CAP GROWTH
  SUB-ACCOUNT     SUB-ACCOUNT (A)      SUB-ACCOUNT             SUB-ACCOUNT                SUB-ACCOUNT          SUB-ACCOUNT
---------------- ------------------ ------------------ ---------------------------- ------------------------ ----------------
          86,321                 --             60,688                  3,696                    192,698                5,516
$12.87 to $50.86                $--   $12.77 to $13.23       $20.43 to $22.38           $14.50 to $16.38     $14.58 to $15.70
      $3,659,208                $--           $778,138                $76,321                 $3,025,855              $81,190
           3.11%              0.38%              0.91%                  4.69%                      1.09%                0.00%
    2.30%, 0.75%       1.50%, 0.75%       1.50%, 0.75%           1.50%, 0.75%               2.30%, 1.30%         1.50%, 0.75%
  9.43% to 11.1%     4.56% to 4.82%     8.20% to 9.02%         3.27% to 4.04%             1.56% to 2.58%       2.09% to 2.86%
           3,672             34,370             36,422                  3,670                     13,519                5,989
 $39.8 to $45.78     $8.93 to $9.39   $11.80 to $12.13       $19.78 to $21.51           $14.28 to $15.96     $14.29 to $15.26
         $98,175           $392,969           $432,614                $73,297                   $210,149              $86,308
           0.98%              0.21%              0.01%                  2.94%                      0.00%                0.00%
    1.50%, 0.75%       1.50%, 0.75%       1.50%, 0.75%           1.50%, 0.75%               2.30%, 1.30%         1.50%, 0.75%
  1.32% to 2.08%     5.31% to 6.11%     3.94% to 4.72%         1.04% to 1.80%            -.70% to -.40 %       9.07% to 9.89%
           2,306             42,691             38,206                  3,629                         --                7,086
$39.28 to $44.85    $8.48 to $11.05   $11.36 to $11.59       $19.58 to $19.98                        $--     $13.10 to $13.20
         $33,535           $463,343           $435,682                $71,700                        $--              $93,534
           2.94%              0.33%              0.92%                  0.00%                         --                0.00%
    1.50%, 0.75%       1.50%, 0.85%       1.50%, 0.75%           1.50%, 1.30%                         --         1.50%, 1.40%
  8.66% to 9.20%   10.23% to 10.78%    7.24% to 14.55%         5.94% to 6.08%                         --       6.54% to 6.61%
           1,733             40,205              7,740                     --                         --                   --
$10.50 to $10.60    $9.93 to $10.02   $10.59 to $10.69                    $--                        $--                  $--
         $18,199           $399,247            $82,001                    $--                        $--                  $--
           7.14%              0.91%              3.79%                     --                         --                   --
    1.40%, 0.85%       1.40%, 0.85%       1.40%, 0.85%                     --                         --                   --
15.11% to 15.74%   19.84% to 20.50%   35.54% to 36.28%                     --                         --                   --
             300                602              4,846                     --                         --                   --
  $9.12 to $9.16     $8.29 to $8.32     $7.82 to $7.85                    $--                        $--                  $--
          $2,734             $4,986            $37,880                    $--                        $--                  $--
           0.00%              0.00%              0.00%                     --                         --                   --
    0.85%, 1.40%       0.85%, 1.40%       0.85%, 1.40%                     --                         --                   --
-6.83% to -6.31% -21.44% to -21.00% -21.84% to -21.55%                     --                         --                   --

 T. ROWE PRICE
LARGE-CAP GROWTH
  SUB-ACCOUNT
----------------
          69,795
$14.01 to $14.89
        $984,473
           0.10%
    1.50%, 0.75%
11.21% to 12.04%
          54,209
$12.60 to $55.40
      $1,068,383
           0.35%
    1.50%, 0.75%
  3.94% to 5.54%
          34,445
$12.03 to $53.20
        $576,739
           0.07%
    1.50%, 1.30%
  3.83% to 8.29%
        6,495.00
          $11.33
         $73,583
            0.01
            0.01
            0.31
          757.00
           $8.67
          $6,558
            0.00
            0.01
         -31.27%

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:


                                                FRANKLIN TEMPLETON    BLACKROCK       OPPENHEIMER          FI
                                                 SMALL-CAP GROWTH  STRATEGIC VALUE   GLOBAL EQUITY      LARGE CAP
                                                   SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT (B)
                                                ------------------ ---------------- ---------------- ----------------
2006
Units..........................................            26,486             1,028            3,382            8,734
Unit Fair Value, Lowest to Highest (1).........  $10.62 to $10.93  $20.78 to $22.25 $18.38 to $20.58 $16.16 to $17.74
Net Assets.....................................          $286,973           $21,909          $65,152         $149,662
Investment Income Ratio to Net Assets (2)......             0.00%             0.10%            0.67%            0.13%
Expenses as a Percent of Average Net Assets (3)      1.80%, 1.30%      1.80%, 0.75%     1.90%, 0.75%     2.30%, 1.40%
Total Return, Lowest to Highest (4)............    7.77% to 8.31%  14.37% to 15.57% 14.17% to 15.48%   3.73% to 4.67%
2005
Units..........................................             1,742             1,742              218               --
Unit Fair Value, Lowest to Highest (1)......... $18.17 to $19.258  $18.17 to $19.25 $16.10 to $17.82              $--
Net Assets.....................................          $187,981           $32,325           $3,892              $--
Investment Income Ratio to Net Assets (2)......             0.00%             0.00%            0.00%               --
Expenses as a Percent of Average Net Assets (3)      1.80%, 1.30%      1.80%, 0.75%     1.90%, 0.75%               --
Total Return, Lowest to Highest (4)............    2.06% to 3.14%    2.06% to 3.14% 16.73% to 16.73%               --
2004
Units..........................................             1,190             1,190               --               --
Unit Fair Value, Lowest to Highest (1).........  $18.04 to $18.21  $18.04 to $18.21              $--              $--
Net Assets.....................................            $3,449           $21,552              $--              $--
Investment Income Ratio to Net Assets (2)......             0.00%             0.00%               --               --
Expenses as a Percent of Average Net Assets (3)      1.50%, 1.40%      1.50%, 1.30%               --               --
Total Return, Lowest to Highest (4)............  12.43% to 12.58%  12.43% to 12.58%               --               --
2003
Units..........................................                --                --               --               --
Unit Fair Value, Lowest to Highest (1).........               $--               $--              $--              $--
Net Assets.....................................               $--               $--              $--              $--
Investment Income Ratio to Net Assets (2)......                --                --               --               --
Expenses as a Percent of Average Net Assets (3)                --                --               --               --
Total Return, Lowest to Highest (4)............                --                --               --               --
2002
Units..........................................                --                --               --               --
Unit Fair Value, Lowest to Highest (1).........               $--               $--              $--              $--
Net Assets.....................................               $--               $--              $--              $--
Investment Income Ratio to Net Assets (2)......                --                --               --               --
Expenses as a Percent of Average Net Assets (3)                --                --               --               --
Total Return, Lowest to Highest (4)............                --                --               --               --

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

                                           METLIFE            METLIFE                                  METLIFE
      FI                METLIFE          CONSERVATIVE     CONSERVATIVE TO         METLIFE            MODERATE TO
 VALUE LEADERS   AGGRESSIVE ALLOCATION    ALLOCATION    MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION
  SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
---------------- --------------------- ---------------- ------------------- ------------------- ---------------------
           9,168             39,044              55,733            13,244             251,739              218,070
$19.83 to $21.76   $12.39 to $12.57    $10.65 to $10.81  $11.10 to $11.26    $11.58 to $11.75     $11.84 to $12.01
        $193,937           $487,913            $599,716          $148,388          $2,943,349           $2,604,857
           0.00%              0.00%               0.00%             0.00%               0.00%                0.00%
    2.30%, 1.40%       2.25%, 1.40%        2.25%, 1.40%      2.25%, 1.40%        2.25%, 1.40%         2.25%, 1.40%
  7.04% to 8.00%   11.82% to 12.78%      3.88% to 4.76%    6.08% to 6.98%      8.31% to 9.23%      9.59% to 10.53%
              --                 --                  --                --                  --                   --
             $--                $--                 $--               $--                 $--                  $--
             $--                $--                 $--               $--                 $--                  $--
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --
             $--                $--                 $--               $--                 $--                  $--
             $--                $--                 $--               $--                 $--                  $--
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --
             $--                $--                 $--               $--                 $--                  $--
             $--                $--                 $--               $--                 $--                  $--
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --
             $--                $--                 $--               $--                 $--                  $--
             $--                $--                 $--               $--                 $--                  $--
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --

     PIMCO
HIGH YIELD BOND
  SUB-ACCOUNT
----------------
           9,739
$14.03 to $14.33
        $137,505
           6.91%
    1.50%, 1.30%
  7.49% to 7.70%
           5,517
$13.11 to $13.31
         $72,246
           6.23%
    1.50%, 1.30%
  2.58% to 2.78%
           1,204
$12.78 to $12.95
         $15,291
           7.44%
    1.50%, 1.30%
  8.34% to 8.48%
             879
          $11.76
         $10,333
          13.07%
           1.40%
          21.23%
             829
            9.70
             $81
          11.25%
           1.40%
          -2.56%

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                     PIMCO       PIMCO STOCKSPLUS      PIONEER       AMERICAN FUNDS
                                                  LOW DURATION   GROWTH & INCOME  VCT MID CAP VALUE  GLOBAL GROWTH
                                                  SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                                                ---------------- ---------------- ----------------- ----------------
2006
Units..........................................            9,448               --            6,585           209,756
Unit Fair Value, Lowest to Highest (1)......... $12.33 to $12.53 $10.36 to $15.24 $30.41 to $31.88  $23.74 to $27.58
Net Assets.....................................         $116,910              $--         $208,127        $5,285,664
Investment Income Ratio to Net Assets (2)......            4.20%            3.26%            0.00%             0.56%
Expenses as a Percent of Average Net Assets (3)     1.50%, 1.30%     1.50%, 1.30%     1.90%, 1.50%      2.30%, 0.75%
Total Return, Lowest to Highest (4)............   2.43% to 2.64% 13.19% to 13.42% 10.16% to 10.60%  17.70% to 19.53%
2005
Units..........................................            8,448              576               --                --
Unit Fair Value, Lowest to Highest (1)......... $12.04 to $12.21 $13.22 to $13.44              $--  $20.14 to $20.17
Net Assets.....................................         $102,017           $5,267              $--               $--
Investment Income Ratio to Net Assets (2)......            2.81%            2.40%               --             0.00%
Expenses as a Percent of Average Net Assets (3)     1.50%, 1.30%     1.50%, 1.30%               --      2.30%, 1.40%
Total Return, Lowest to Highest (4)............ -0.49% to -0.29%   1.95% to 2.16%               --    7.09% to 7.25%
2004
Units..........................................            7,965              554               --                --
Unit Fair Value, Lowest to Highest (1)......... $12.10 to $12.24 $12.97 to $13.15              $--               $--
Net Assets.....................................          $96,599           $4,962              $--               $--
Investment Income Ratio to Net Assets (2)......            1.86%            1.73%               --                --
Expenses as a Percent of Average Net Assets (3)     1.50%, 1.30%     1.50%, 1.30%               --                --
Total Return, Lowest to Highest (4)............   0.51% to 0.64%   9.03% to 9.18%               --                --
2003
Units..........................................            2,134              550               --                --
Unit Fair Value, Lowest to Highest (1).........           $12.09            $8.20              $--               $--
Net Assets.....................................          $25,804           $4,499              $--               $--
Investment Income Ratio to Net Assets (2)......            7.14%            2.04%               --                --
Expenses as a Percent of Average Net Assets (3)            1.40%            1.40%               --                --
Total Return, Lowest to Highest (4)............            0.93%           28.57%               --                --
2002
Units..........................................              434              559               --                --
Unit Fair Value, Lowest to Highest (1).........            11.98             6.38              $--               $--
Net Assets.....................................          $13,236           $3,571              $--               $--
Investment Income Ratio to Net Assets (2)......            8.06%            2.63%               --                --
Expenses as a Percent of Average Net Assets (3)            1.40%            1.40%               --                --
Total Return, Lowest to Highest (4)............               6%          -21.33%               --                --

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

 AMERICAN FUNDS     AMERICAN FUNDS       VAN KAMPEN                VAN KAMPEN               VAN KAMPEN         VAN KAMPEN
 GROWTH & INCOME        GROWTH       UIF EQUITY & INCOME UIF U.S. REAL ESTATE SECURITIES   LIT COMSTOCK   LIT STRATEGIC GROWTH
   SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT               SUB-ACCOUNT             SUB-ACCOUNT        SUB-ACCOUNT
----------------- ------------------ ------------------- ------------------------------- ---------------- --------------------
           67,192             65,239           103,030                    23,991                   29,778            38,312
$94.31 to $115.89 $129.74 to $159.43  $14.74 to $14.96          $29.52 to $30.20         $15.09 to $15.48    $4.63 to $4.87
       $7,256,377         $9,695,716        $1,534,867                 $ 719,688                 $457,328          $185,120
            2.61%              1.35%             0.41%                     0.14%                    0.00%             0.00%
     2.30%, 1.40%       2.30%, 1.40%      1.90%, 1.50%              1.90%, 1.50%             1.90%, 1.50%      2.30%, 1.50%
 12.59% to 13.61%     7.72% to 8.69%  10.46% to 10.91%          35.46% to 36.00%         13.87% to 14.32%    0.30% to 1.10%
               --                 --                --                        --                       --                --
$83.76 to $102.01 $120.44 to $146.68  $13.34 to $13.49          $21.80 to $22.20         $13.26 to $13.54               $--
              $--                $--               $--                       $--                      $--               $--
            0.00%              0.00%             0.00%                     0.00%                    0.00%                --
     2.30%, 1.40%       2.30%, 1.40%      1.90%, 1.50%              1.90%, 1.50%             1.90%, 1.50%                --
   4.51% to 4.66%     6.63% to 6.78%    2.16% to 2.22%            7.52% to 7.59%           4.60% to 4.67%                --
               --                 --                --                        --                       --                --
              $--                $--               $--                       $--                      $--               $--
              $--                $--               $--                       $--                      $--               $--
               --                 --                --                        --                       --                --
               --                 --                --                        --                       --                --
               --                 --                --                        --                       --                --
               --                 --                --                        --                       --                --
              $--                $--               $--                       $--                      $--               $--
              $--                $--               $--                       $--                      $--               $--
               --                 --                --                        --                       --                --
               --                 --                --                        --                       --                --
               --                 --                --                        --                       --                --
               --                 --                --                        --                       --                --
              $--                $--               $--                       $--                      $--               $--
              $--                $--               $--                       $--                      $--               $--
               --                 --                --                        --                       --                --
               --                 --                --                        --                       --                --
               --                 --                --                        --                       --                --

    VAN KAMPEN
LIT GROWTH & INCOME
    SUB-ACCOUNT
-------------------
           35,031
 $13.84 to $14.19
         $494,446
            0.00%
     1.90%, 1.50%
 13.80% to 14.25%
               --
 $12.16 to $12.42
              $--
            0.00%
     1.90%, 1.50%
   2.34% to 2.41%
               --
              $--
              $--
               --
               --
               --
               --
              $--
              $--
               --
               --
               --
               --
              $--
              $--
               --
               --
               --

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                         LMPV                LMPV            LMPV              LMPV
                                                GLOBAL HIGH YIELD BOND SMALL-CAP GROWTH    INVESTORS     CAPITAL & INCOME
                                                     SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                                                ---------------------- ---------------- ---------------- ----------------
2006
Units..........................................              77,538              82,352            8,665           60,594
Unit Fair Value, Lowest to Highest (1).........    $15.48 to $16.73    $12.81 to $13.36 $15.74 to $17.05 $11.58 to $11.66
Net Assets.....................................          $1,265,029          $1,083,364         $142,619         $705,247
Investment Income Ratio to Net Assets (2)......              11.37%               0.00%            2.94%            3.18%
Expenses as a Percent of Average Net Assets (3)        2.30%, 1.40%        2.30%, 1.40%     2.30%, 1.40%     1.90%, 1.50%
Total Return, Lowest to Highest (4)............      8.13% to 9.11%    10.21% to 11.20% 15.58% to 16.62%   9.10% to 9.54%
2005
Units..........................................                  --                  --               --               --
Unit Fair Value, Lowest to Highest (1).........                 $--                 $--              $--              $--
Net Assets.....................................                 $--                 $--              $--              $--
Investment Income Ratio to Net Assets (2)......                  --                  --               --               --
Expenses as a Percent of Average Net Assets (3)                  --                  --               --               --
Total Return, Lowest to Highest (4)............                  --                  --               --               --
2004
Units..........................................                  --                  --               --               --
Unit Fair Value, Lowest to Highest (1).........                 $--                 $--              $--              $--
Net Assets.....................................                 $--                 $--              $--              $--
Investment Income Ratio to Net Assets (2)......                  --                  --               --               --
Expenses as a Percent of Average Net Assets (3)                  --                  --               --               --
Total Return, Lowest to Highest (4)............                  --                  --               --               --
2003
Units..........................................                  --                  --               --               --
Unit Fair Value, Lowest to Highest (1).........                 $--                 $--              $--              $--
Net Assets.....................................                 $--                 $--              $--              $--
Investment Income Ratio to Net Assets (2)......                  --                  --               --               --
Expenses as a Percent of Average Net Assets (3)                  --                  --               --               --
Total Return, Lowest to Highest (4)............                  --                  --               --               --
2002
Units..........................................                  --                  --               --               --
Unit Fair Value, Lowest to Highest (1).........                 $--                 $--              $--              $--
Net Assets.....................................                 $--                 $--              $--              $--
Investment Income Ratio to Net Assets (2)......                  --                  --               --               --
Expenses as a Percent of Average Net Assets (3)                  --                  --               --               --
Total Return, Lowest to Highest (4)............                  --                  --               --               --

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

      LMPV             LMPV                LMPV              LMPV                 LMPV                LMPV
  EQUITY INDEX   FUNDAMENTAL VALUE CAPITAL APPRECIATION GROWTH & INCOME  ADJUSTABLE RATE INCOME AGGRESSIVE GROWTH
  SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
---------------- ----------------- -------------------- ---------------- ---------------------- -----------------
         110,285           63,532              50,231             19,100              11,506             402,453
 $9.61 to $28.80 $31.66 to $35.61    $27.95 to $32.05   $10.05 to $10.35    $10.04 to $10.33    $13.12 to $13.68
      $2,930,755       $2,183,111          $1,549,906           $196,684            $117,357          $5,435,475
           2.72%            3.56%               2.55%              1.47%               9.45%               0.00%
    2.90%, 1.40%     2.30%, 1.40%        2.30%, 1.40%       1.90%, 1.50%        2.25%, 1.40%        2.30%, 1.40%
12.11% to 13.52% 14.15% to 15.18%    12.19% to 13.21%   10.37% to 10.81%      1.79% to 2.66%      6.32% to 7.28%
              --               --                  --                 --                  --                  --
             $--              $--                 $--                $--                 $--                 $--
             $--              $--                 $--                $--                 $--                 $--
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --
             $--              $--                 $--                $--                 $--                 $--
             $--              $--                 $--                $--                 $--                 $--
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --
             $--              $--                 $--                $--                 $--                 $--
             $--              $--                 $--                $--                 $--                 $--
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --
             $--              $--                 $--                $--                 $--                 $--
             $--              $--                 $--                $--                 $--                 $--
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --

      LMPV
LARGE-CAP GROWTH
  SUB-ACCOUNT
----------------
          11,283
$13.11 to $14.18
        $154,919
           0.34%
    2.30%, 1.40%
  2.22% to 3.15%
              --
             $--
             $--
              --
              --
              --
              --
             $--
             $--
              --
              --
              --
              --
             $--
             $--
              --
              --
              --
              --
             $--
             $--
              --
              --
              --

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:


                                                     LMPV              LMPV                LMPV
                                                LARGE-CAP VALUE    MONEY MARKET   SOCIAL AWARENESS STOCK
                                                  SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT
                                                ---------------- ---------------- ----------------------
2006
Units..........................................            5,283          340,316                 260
Unit Fair Value, Lowest to Highest (1)......... $23.80 to $25.02 $11.93 to $13.35    $26.26 to $27.85
Net Assets.....................................         $129,739       $4,420,529              $7,217
Investment Income Ratio to Net Assets (2)......            2.18%            3.31%               0.57%
Expenses as a Percent of Average Net Assets (3)     1.90%, 1.50%     2.30%, 1.40%        1.90%, 1.50%
Total Return, Lowest to Highest (4)............ 16.05% to 16.52%   2.26% to 3.18%      5.67% to 6.09%
2005
Units..........................................               --               --                  --
Unit Fair Value, Lowest to Highest (1).........              $--              $--                 $--
Net Assets.....................................              $--              $--                 $--
Investment Income Ratio to Net Assets (2)......               --               --                  --
Expenses as a Percent of Average Net Assets (3)               --               --                  --
Total Return, Lowest to Highest (4)............               --               --                  --
2004
Units..........................................               --               --                  --
Unit Fair Value, Lowest to Highest (1).........              $--              $--                 $--
Net Assets.....................................              $--              $--                 $--
Investment Income Ratio to Net Assets (2)......               --               --                  --
Expenses as a Percent of Average Net Assets (3)               --               --                  --
Total Return, Lowest to Highest (4)............               --               --                  --
2003
Units..........................................               --               --                  --
Unit Fair Value, Lowest to Highest (1).........              $--              $--                 $--
Net Assets.....................................              $--              $--                 $--
Investment Income Ratio to Net Assets (2)......               --               --                  --
Expenses as a Percent of Average Net Assets (3)               --               --                  --
Total Return, Lowest to Highest (4)............               --               --                  --
2002
Units..........................................               --               --                  --
Unit Fair Value, Lowest to Highest (1).........              $--              $--                 $--
Net Assets.....................................              $--              $--                 $--
Investment Income Ratio to Net Assets (2)......               --               --                  --
Expenses as a Percent of Average Net Assets (3)               --               --                  --
Total Return, Lowest to Highest (4)............               --               --                  --

                                                            LMPV
                                                MULTIPLE DISCIPLINE BALANCED
                                                   ALL-CAP GROWTH & VALUE
                                                        SUB-ACCOUNT
                                                ----------------------------
2006
Units..........................................                147,857
Unit Fair Value, Lowest to Highest (1).........       $14.18 to $14.70
Net Assets.....................................             $2,137,211
Investment Income Ratio to Net Assets (2)......                  2.95%
Expenses as a Percent of Average Net Assets (3)           2.25%, 1.40%
Total Return, Lowest to Highest (4)............        9.67% to 10.61%
2005
Units..........................................                     --
Unit Fair Value, Lowest to Highest (1).........                    $--
Net Assets.....................................                    $--
Investment Income Ratio to Net Assets (2)......                     --
Expenses as a Percent of Average Net Assets (3)                     --
Total Return, Lowest to Highest (4)............                     --
2004
Units..........................................                     --
Unit Fair Value, Lowest to Highest (1).........                    $--
Net Assets.....................................                    $--
Investment Income Ratio to Net Assets (2)......                     --
Expenses as a Percent of Average Net Assets (3)                     --
Total Return, Lowest to Highest (4)............                     --
2003
Units..........................................                     --
Unit Fair Value, Lowest to Highest (1).........                    $--
Net Assets.....................................                    $--
Investment Income Ratio to Net Assets (2)......                     --
Expenses as a Percent of Average Net Assets (3)                     --
Total Return, Lowest to Highest (4)............                     --
2002
Units..........................................                     --
Unit Fair Value, Lowest to Highest (1).........                    $--
Net Assets.....................................                    $--
Investment Income Ratio to Net Assets (2)......                     --
Expenses as a Percent of Average Net Assets (3)                     --
Total Return, Lowest to Highest (4)............                     --

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

         LMPV                    LMPV                      LMPV
 MULTIPLE DISCIPLINE     MULTIPLE DISCIPLINE    MULTIPLE DISCIPLINE GLOBAL       LMPV               LMPV              LMPV
ALL-CAP GROWTH & VALUE LARGE-CAP GROWTH & VALUE   ALL-CAP GROWTH & VALUE   DIVIDEND STRATEGY LIFESTYLE BALANCED LIFESTYLE GROWTH
     SUB-ACCOUNT             SUB-ACCOUNT               SUB-ACCOUNT            SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
---------------------- ------------------------ -------------------------- ----------------- ------------------ ----------------
             30,227                   1,896                    59,137                14,850             13,022               351
   $16.19 to $16.82        $15.58 to $16.19          $17.41 to $18.08        $9.04 to $9.59   $15.26 to $15.88  $13.97 to $14.53
           $502,781                 $30,368                $1,057,125              $140,785           $205,596            $5,108
              1.11%                   1.58%                     1.54%                 4.29%              5.52%             2.21%
       2.30%, 1.40%            2.30%, 1.40%              2.30%, 1.40%          2.30%, 1.50%       1.90%, 1.50%      1.90%, 1.50%
   11.04% to 12.04%         9.73% to 10.72%          12.59% to 13.60%      15.26% to 16.18%     6.19% to 6.61%    6.81% to 7.24%
                 --                      --                        --                    --                 --                --
                $--                     $--                       $--                   $--                $--               $--
                $--                     $--                       $--                   $--                $--               $--
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --
                $--                     $--                       $--                   $--                $--               $--
                $--                     $--                       $--                   $--                $--               $--
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --
                $--                     $--                       $--                   $--                $--               $--
                $--                     $--                       $--                   $--                $--               $--
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --
                $--                     $--                       $--                   $--                $--               $--
                $--                     $--                       $--                   $--                $--               $--
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --

        LMPV
LIFESTYLE HIGH GROWTH
     SUB-ACCOUNT
---------------------
                93
  $14.59 to $15.18
            $1,419
             0.99%
      1.90%, 1.50%
    7.41% to 7.84%
                --
               $--
               $--
                --
                --
                --
                --
               $--
               $--
                --
                --
                --
                --
               $--
               $--
                --
                --
                --
                --
               $--
               $--
                --
                --
                --

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                      TST AIM              TST               TST               TST
                                                CAPITAL APPRECIATION  EQUITY INCOME  MODERATE AGGRESSIVE    MODERATE
                                                  SUB-ACCOUNT (A)    SUB-ACCOUNT (A)   SUB-ACCOUNT (A)   SUB-ACCOUNT (A)
                                                -------------------- --------------- ------------------- ---------------
2006
Units..........................................                --                --                --                 --
Unit Fair Value, Lowest to Highest (1).........               $--               $--               $--                $--
Net Assets.....................................               $--               $--               $--                $--
Investment Income Ratio to Net Assets (2)......             0.00%             2.49%            17.59%              2.88%
Expenses as a Percent of Average Net Assets (3)      2.30%, 1.30%      2.30%, 1.40%      2.25%, 1.40%       2.30%, 1.40%
Total Return, Lowest to Highest (4)............    6.24% to 6.59%    4.83% to 5.14%    1.73% to 2.01%    -1.17% to -.88%
2005
Units..........................................                --                --                --                 --
Unit Fair Value, Lowest to Highest (1).........                --                --                --                 --
Net Assets.....................................               $--               $--               $--                $--
Investment Income Ratio to Net Assets (2)......                --                --                --                 --
Expenses as a Percent of Average Net Assets (3)                --                --                --                 --
Total Return, Lowest to Highest (4)............                --                --                --                 --
2004
Units..........................................                --                --                --                 --
Unit Fair Value, Lowest to Highest (1).........               $--               $--               $--                $--
Net Assets.....................................               $--               $--               $--                $--
Investment Income Ratio to Net Assets (2)......                --                --                --                 --
Expenses as a Percent of Average Net Assets (3)                --                --                --                 --
Total Return, Lowest to Highest (4)............                --                --                --                 --
2003
Units..........................................                --                --                --                 --
Unit Fair Value, Lowest to Highest (1).........               $--               $--               $--                $--
Net Assets.....................................               $--               $--               $--                $--
Investment Income Ratio to Net Assets (2)......                --                --                --                 --
Expenses as a Percent of Average Net Assets (3)                --                --                --                 --
Total Return, Lowest to Highest (4)............                --                --                --                 --
2002
Units..........................................                --                --                --                 --
Unit Fair Value, Lowest to Highest (1).........               $--               $--               $--                $--
Net Assets.....................................               $--               $--               $--                $--
Investment Income Ratio to Net Assets (2)......                --                --                --                 --
Expenses as a Percent of Average Net Assets (3)                --                --                --                 --
Total Return, Lowest to Highest (4)............                --                --                --                 --

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

       JANUS                             TST MFS           TST             TST                TST            TST PIONEER
CAPITAL APPRECIATION  TST LARGE-CAP   TOTAL RETURN      MFS VALUE     PIONEER FUND   PIONEER MID CAP VALUE STRATEGIC INCOME
  SUB-ACCOUNT (A)    SUB-ACCOUNT (A) SUB-ACCOUNT (A) SUB-ACCOUNT (A) SUB-ACCOUNT (A)    SUB-ACCOUNT (A)    SUB-ACCOUNT (A)
-------------------- --------------- --------------- --------------- --------------- --------------------- ----------------
               --                --              --              --              --                 --                  --
              $--               $--             $--             $--             $--                $--                 $--
              $--               $--             $--             $--             $--                $--                 $--
            0.00%             0.13%           3.95%           0.00%           0.17%              0.00%               0.00%
     2.30%, 1.40%      2.30%, 1.40%    2.30%, 1.40%    2.30%, 1.40%    2.30%, 0.75%       2.30%, 0.75%        2.25%, 0.75%
  -1.13% to -.99%    2.97% to 3.12%  3.00% to 3.30%  7.97% to 8.13%  5.86% to 6.40%     5.00% to 5.54%      0.79% to 1.28%
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
              $--               $--             $--             $--             $--                $--                 $--
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
              $--               $--             $--             $--             $--                $--                 $--
              $--               $--             $--             $--             $--                $--                 $--
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
              $--               $--             $--             $--             $--                $--                 $--
              $--               $--             $--             $--             $--                $--                 $--
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
              $--               $--             $--             $--             $--                $--                 $--
              $--               $--             $--             $--             $--                $--                 $--
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONCLUDED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                    TST STYLE FOCUS     TST STYLE FOCUS     TRAVELERS
                                                SERIES SMALL-CAP GROWTH SMALL CAP VALUE  MANAGED INCOME
                                                    SUB-ACCOUNT (A)     SUB-ACCOUNT (A)  SUB-ACCOUNT (A)
                                                ----------------------- ---------------- ---------------
2006
Units..........................................                  --                   --              --
Unit Fair Value, Lowest to Highest (1).........                 $--                  $--             $--
Net Assets.....................................                 $--                  $--             $--
Investment Income Ratio to Net Assets (2)......               0.04%                0.01%           3.01%
Expenses as a Percent of Average Net Assets (3)        2.30%, 1.40%         2.30%, 1.40%    2.30%, 1.40%
Total Return, Lowest to Highest (4)............    13.04% to 13.16%     14.44% to 14.78% -1.17% to -.88%
2005
Units..........................................                  --                   --              --
Unit Fair Value, Lowest to Highest (1).........                 $--                  $--             $--
Net Assets.....................................                 $--                  $--             $--
Investment Income Ratio to Net Assets (2)......                  --                   --              --
Expenses as a Percent of Average Net Assets (3)                  --                   --              --
Total Return, Lowest to Highest (4)............                  --                   --              --
2004
Units..........................................                  --                   --              --
Unit Fair Value, Lowest to Highest (1).........                 $--                  $--             $--
Net Assets.....................................                 $--                  $--             $--
Investment Income Ratio to Net Assets (2)......                  --                   --              --
Expenses as a Percent of Average Net Assets (3)                  --                   --              --
Total Return, Lowest to Highest (4)............                  --                   --              --
2003
Units..........................................                  --                   --              --
Unit Fair Value, Lowest to Highest (1).........                 $--                  $--             $--
Net Assets.....................................                 $--                  $--             $--
Investment Income Ratio to Net Assets (2)......                  --                   --              --
Expenses as a Percent of Average Net Assets (3)                  --                   --              --
Total Return, Lowest to Highest (4)............                  --                   --              --
2002
Units..........................................                  --                   --              --
Unit Fair Value, Lowest to Highest (1).........                 $--                  $--             $--
Net Assets.....................................                 $--                  $--             $--
Investment Income Ratio to Net Assets (2)......                  --                   --              --
Expenses as a Percent of Average Net Assets (3)                  --                   --              --
Total Return, Lowest to Highest (4)............                  --                   --              --

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

 CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2006, 2005
                                    AND 2004
                                      AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of General American Life Insurance Company

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for defined benefit pension and other postretirement plans and for certain non-traditional long duration contracts and separate accounts as required by accounting guidance which the Company adopted on December 31, 2006 and January 1, 2004, respectively.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
April 11, 2007

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2006      2005
                                                              -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $15,282 and $14,089,
     respectively)..........................................  $16,134   $15,086
  Equity securities available-for-sale, at estimated fair
     value (cost: $205 and $199, respectively)..............      210       201
  Mortgage loans on real estate.............................      971       896
  Policy loans..............................................    2,664     2,645
  Real estate and real estate joint ventures
     held-for-investment....................................       56        54
  Other limited partnership interests.......................       20        27
  Short-term investments....................................      435       153
  Other invested assets.....................................    4,068     3,391
                                                              -------   -------
          Total investments.................................   24,558    22,453
Cash and cash equivalents...................................      357       268
Accrued investment income...................................      183       169
Premiums and other receivables..............................    3,256     2,762
Deferred policy acquisition costs and value of business
  acquired..................................................    3,388     3,139
Current income tax receivable...............................      168        --
Other assets................................................      339       332
Separate account assets.....................................    2,210     2,783
                                                              -------   -------
          Total assets......................................  $34,459   $31,906
                                                              =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits....................................  $10,291   $ 9,539
  Policyholder account balances.............................   10,398     9,880
  Other policyholder funds..................................    2,202     1,903
  Policyholder dividends payable............................      108       106
  Long-term debt............................................    1,258       501
  Junior subordinated debt securities.......................      399       399
  Shares subject to mandatory redemption....................      159       159
  Current income tax payable................................       --        11
  Deferred income tax liability.............................    1,022       696
  Payables for collateral under securities loaned and other
     transactions...........................................    1,642     1,383
  Other liabilities.........................................    1,736     1,683
  Separate account liabilities..............................    2,210     2,783
                                                              -------   -------
          Total liabilities.................................   31,425    29,043
                                                              -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 12)
STOCKHOLDER'S EQUITY:
Common stock, par value $1.00 per share; 5,000,000 shares
  authorized;
  3,000,000 shares issued and outstanding...................        3         3
Additional paid-in capital..................................    1,839     1,836
Retained earnings...........................................      775       556
Accumulated other comprehensive income......................      417       468
                                                              -------   -------
          Total stockholder's equity........................    3,034     2,863
                                                              -------   -------
          Total liabilities and stockholder's equity........  $34,459   $31,906
                                                              =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN MILLIONS)

                                                               2006     2005     2004
                                                              ------   ------   ------
REVENUES
Premiums....................................................  $4,647   $4,179   $3,713
Universal life and investment-type product policy fees......     226      149      293
Net investment income.......................................   1,302    1,171    1,131
Other revenues..............................................      67       57       43
Net investment gains (losses)...............................     (14)      57       74
                                                              ------   ------   ------
          Total revenues....................................   6,228    5,613    5,254
                                                              ------   ------   ------
EXPENSES
Policyholder benefits and claims............................   3,935    3,714    3,203
Interest credited to policyholder account balances..........     405      374      400
Policyholder dividends......................................     170      171      173
Other expenses..............................................   1,361    1,147    1,256
                                                              ------   ------   ------
          Total expenses....................................   5,871    5,406    5,032
                                                              ------   ------   ------
Income from continuing operations before provision for
  income tax................................................     357      207      222
Provision for income tax....................................     125       66       73
                                                              ------   ------   ------
Income from continuing operations...........................     232      141      149
Income from discontinued operations, net of income tax......      --       --        1
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting,
  net of income tax.........................................     232      141      150
Cumulative effect of a change in accounting, net of income
  tax.......................................................      --       --       15
                                                              ------   ------   ------
Net income..................................................  $  232   $  141   $  165
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN MILLIONS)

                                                                          ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                                         -----------------------------------------------
                                                                                               FOREIGN         DEFINED
                                                 ADDITIONAL              NET UNREALIZED       CURRENCY         BENEFIT
                            PREFERRED   COMMON    PAID-IN     RETAINED     INVESTMENT        TRANSLATION         PLAN
                              STOCK     STOCK     CAPITAL     EARNINGS   GAINS (LOSSES)      ADJUSTMENT       ADJUSTMENT   TOTAL
                            ---------   ------   ----------   --------   --------------      -----------      ----------   ------
Balance at January 1,
 2004.....................     $93        $3       $1,746       $309          $249               $24             $(5)      $2,419
Contribution of preferred
 stock by parent to
 subsidiary and retirement
 thereof..................     (93)                                                                                           (93)
Issuance of shares by
 subsidiary...............                              4                                                                       4
Capital contribution......                             93                                                                      93
Dividends on common
 stock....................                                       (40)                                                         (40)
Dividends on preferred
 stock....................                                        (6)                                                          (6)
Comprehensive income
 (loss):
 Net income...............                                       165                                                          165
 Other comprehensive
   income (loss):
   Unrealized investment
     gains (losses), net
     of related offsets
     and income tax.......                                                     107                                            107
   Foreign currency
     translation
     adjustments, net of
     income tax...........                                                                        14                           14
   Additional minimum
     pension liability
     adjustment, net of
     income tax...........                                                                                        (1)          (1)
                                                                                                                           ------
   Other comprehensive
     income (loss):.......                                                                                                    120
                                                                                                                           ------
 Comprehensive income
   (loss):................                                                                                                    285
                               ---        --       ------       ----          ----               ---             ---       ------
Balance at December 31,
 2004.....................      --         3        1,843        428           356                38              (6)       2,662
Sale of subsidiary........                              7                                                                       7
Equity transactions of
 majority owned
 subsidiary...............                            (14)                                                                    (14)
Dividends on common
 stock....................                                       (13)                                                         (13)
Comprehensive income
 (loss):
 Net income...............                                       141                                                          141
 Other comprehensive
   income (loss):
   Unrealized investment
     gains (losses), net
     of related offsets
     and income tax.......                                                      75                                             75
   Foreign currency
     translation
     adjustments, net of
     income tax...........                                                                         3                            3
   Additional minimum
     pension liability
     adjustment, net of
     income tax...........                                                                                         2            2
                                                                                                                           ------
   Other comprehensive
     income (loss):.......                                                                                                     80
                                                                                                                           ------
 Comprehensive income
   (loss):................                                                                                                    221
                               ---        --       ------       ----          ----               ---             ---       ------
Balance at December 31,
 2005.....................      --         3        1,836        556           431                41              (4)       2,863
Sale of subsidiary........                             (9)                                                                     (9)
Equity transactions of
 majority owned
 subsidiary...............                             12                                                                      12
Dividends on common
 stock....................                                       (13)                                                         (13)
Comprehensive income
 (loss):
 Net income...............                                       232                                                          232
 Other comprehensive
   income (loss):
   Unrealized investment
     gains (losses), net
     of related offsets
     and income tax.......                                                     (62)                                           (62)
   Foreign currency
     translation
     adjustments, net of
     income tax...........                                                                        11                           11
   Additional minimum
     pension liability
     adjustment, net of
     income tax...........                                                                                         1            1
                                                                                                                           ------
   Other comprehensive
     income (loss)........                                                                                                    (50)
                                                                                                                           ------
 Comprehensive income
   (loss):................                                                                                                    182
                                                                                                                           ------
 Adoption of SFAS 158, net
   of income tax..........                                                                                        (1)          (1)
                               ---        --       ------       ----          ----               ---             ---       ------
Balance at December 31,
 2006.....................     $--        $3       $1,839       $775          $369               $52             $(4)      $3,034
                               ===        ==       ======       ====          ====               ===             ===       ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN MILLIONS)

                                                               2006      2005      2004
                                                              -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   232   $   141   $   165
Adjustments to reconcile net income to net cash provided by
  operating activities:
     Depreciation and amortization expenses.................        8        12        14
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................      (13)      (11)      (17)
     (Gains) losses from sales of investments and
       businesses, net......................................       14       (57)      (75)
     Interest credited to policyholder account balances.....      405       374       400
     Universal life and investment-type product policy
       fees.................................................     (226)     (149)     (293)
     Change in premiums and other receivables...............     (511)      (25)      151
     Change in deferred policy acquisition costs, net.......     (306)     (219)     (551)
     Change in insurance-related liabilities................      963       874       722
     Change in income tax receivable/payable................      194       (14)       90
     Change in other assets.................................       87       (93)       14
     Change in other liabilities............................       97        52       173
     Other, net.............................................      (24)       (2)      (16)
                                                              -------   -------   -------
Net cash provided by operating activities...................      920       883       777
                                                              -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities..............................    4,623     5,353     5,411
     Equity securities......................................       68        --        16
     Mortgage loans on real estate..........................       87       194        90
     Real estate and real estate joint ventures.............       --         6        19
     Other limited partnership interests....................        5         2        --
  Purchases of:
     Fixed maturity securities..............................   (6,056)   (6,686)   (6,783)
     Equity securities......................................      (40)      (28)      (29)
     Mortgage loans on real estate..........................     (160)      (38)     (223)
     Real estate and real estate joint ventures.............       (3)       (1)       (2)
     Other limited partnership interests....................       --        --        (1)
  Net change in short-term investments......................     (282)      (67)        4
  Proceeds from sales of businesses, net of cash disposed of
     $5, $0 and $0, respectively............................       71        37        --
  Net change in other invested assets.......................     (705)     (521)     (572)
  Other, net................................................      (50)      (18)      (52)
                                                              -------   -------   -------
Net cash used in investing activities.......................  $(2,442)  $(1,767)  $(2,122)
                                                              -------   -------   -------

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN MILLIONS)

                                                               2006     2005     2004
                                                              ------   ------   ------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................  $1,446   $1,424   $2,245
     Withdrawals............................................    (828)    (953)  (1,139)
  Net change in payables for collateral under securities
     loaned and other transactions..........................     259      (78)     282
  Long-term debt issued.....................................     850       --        8
  Long-term debt repaid.....................................    (100)      (3)      (4)
  Capital contribution to parent from sales of subsidiaries,
     net....................................................      --        7       --
  Junior subordinated debt securities issued................      --      397       --
  Dividends on preferred stock..............................      --       --       (6)
  Dividends on common stock.................................     (13)     (13)     (40)
  Debt issuance costs.......................................     (13)      (6)      --
  Other, net................................................      10        5        2
                                                              ------   ------   ------
Net cash provided by financing activities...................   1,611      780    1,348
                                                              ------   ------   ------
Change in cash and cash equivalents.........................      89     (104)       3
Cash and cash equivalents, beginning of year................     268      372      369
                                                              ------   ------   ------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $  357   $  268   $  372
                                                              ======   ======   ======
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest...............................................  $   73   $   48   $   49
                                                              ======   ======   ======
     Income tax.............................................  $   --   $  143   $   36
                                                              ======   ======   ======
  Non-cash transactions during the year:
     Business dispositions:
       Assets disposed......................................  $  321   $   40   $   --
       Less: liabilities disposed...........................     236        3       --
                                                              ------   ------   ------
       Net assets disposed..................................  $   85   $   37   $   --
       Less: cash disposed..................................       5       --       --
                                                              ------   ------   ------
       Business dispositions, net of cash disposed..........  $   80   $   37   $   --
                                                              ======   ======   ======
     Transfer from funds withheld at interest to fixed
      maturity securities...................................  $   --   $   --   $  606
                                                              ======   ======   ======
     Capital contribution from parent.......................  $   --   $   --   $   93
                                                              ======   ======   ======
     Return of capital to parent from sale of subsidiary....  $   (9)  $   --   $   --
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

BUSINESS

     General American Life Insurance Company ("General American") and its subsidiaries (collectively the "Company"), is a wholly-owned subsidiary of GenAmerica Financial, LLC ("GenAmerica" or the "Holding Company"). General American is a Missouri corporation incorporated in 1933. In December 2004, GenAmerica Financial Corporation, the former parent of the Company, was merged into GenAmerica, a subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals, group insurance and reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in forty-nine states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, Africa and Australia.

     On May 1, 2006, the Company sold its wholly-owned subsidiary, Paragon Life Insurance Company ("Paragon"), to its ultimate parent, MetLife. Immediately following the sale, Paragon merged with and into Metropolitan Life. Paragon is included in the accompanying consolidated financial statements until the date of its sale. See Note 16.

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of General American and Reinsurance Group of America, Incorporated ("RGA"). Intercompany accounts and transactions have been eliminated.

     The Company owned approximately 53% of RGA in 2006 and 2005 and 52% in 2004. See Note 12.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures' and partnerships' operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $1,347 million and $1,200 million at December 31, 2006 and 2005, respectively.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2006 presentation. Such reclassifications primarily included $399 million relating to junior subordinated debt securities at both December 31, 2006 and 2005, previously included in long-term debt.

     Since the Company is a member of a controlled group of affiliated companies its results may not be indicative of those of a stand-alone entity.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

        (i) the fair value of investments in the absence of quoted market values;

       (ii) investment impairments;

      (iii) the recognition of income on certain investments;

       (iv) the application of the consolidation rules to certain investments;

        (v) the fair value of and accounting for derivatives;

       (vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

      (vii) the measurement of goodwill and related impairment, if any;

     (viii) the liability for future policy benefits;

       (ix) accounting for income taxes and the valuation of deferred tax assets;

        (x) accounting for reinsurance transactions;

       (xi) accounting for employee benefit plans; and

      (xii) the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

Investments

     The Company's investments are in fixed maturity and equity securities, mortgage loans on real estate, policy loans, real estate and real estate joint ventures, other limited partnerships, short-term investments and other invested assets. The accounting policies related to each are as follows:

     Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

     Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

     Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

     The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

     The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 2); (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and
(viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

     Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

     Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

     Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

     Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Real Estate Joint Ventures and Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and limited partnerships for impairments. For its cost method investments it follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

     Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

     Other Invested Assets. Other invested assets consist principally of funds withheld at interest.

     Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies, and equal to the net statutory reserves, are withheld and

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

continue to be legally owned by the ceding companies. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the treaty terms which may be contractually specified or directly related to the investment portfolio and records it in net investment income.

     Other invested assets also include stand-alone derivatives with positive fair values and the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts.

     Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments, and the determination of fair values.

     The determination of the amount of allowances and impairments, as applicable, are described above by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

     The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

     Additionally, when the Company enters into certain structured investment transactions, real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

     The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the consolidated financial statements.

Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards and futures, to manage the risk associated

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company may use credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses), in policyholder benefits and claims for economic hedges of liabilities embedded in certain variable annuity products offered by the Company or in net investment income for economic hedges of equity method investments in joint ventures. The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and measurement of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire
                                        13
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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $105 million and $99 million at December 31, 2006 and 2005, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $71 million and $65 million at December 31, 2006 and 2005, respectively. Related depreciation and amortization expense was $7 million, $7 million and $6 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $56 million and $57 million at December 31, 2006 and 2005, respectively. Accumulated amortization of capitalized software was $30 million at both December 31, 2006 and 2005. Related amortization expense was $6 million, $11 million and $8 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance, and traditional
                                        14
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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. For participating contracts future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

                                        15
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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. Fair value is determined using a market multiple, a discounted cash flow model, or a cost approach. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 5% to 7%.

     Participating business represented approximately 31% and 31% of General American's life insurance in-force, and 56% and 55% of the number of life insurance policies in-force, at December 31, 2006 and 2005, respectively. Participating policies represented approximately 99%, 98% and 92% of gross life insurance premiums for the years ended December 31, 2006, 2005 and 2004, respectively. Total premiums for General American were $299 million, $311 million and $365 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3% to 11%.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 6%.

     The Company establishes future policy benefit liabilities for secondary guarantees relating to certain life policies as follows:

    Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's 500 Index ("S&P") experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances ("PAB") relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs are equal to (i) policy account values, which consist of an accumulation of gross premium payments and (ii) credited interest, ranging from 3% to 6% less expenses, mortality charges, and withdrawals.

Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death, and disability claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.
                                        17
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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance.

Policyholder Dividends

     Policyholder dividends are approved annually by the Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

Income Taxes

     General American joined MetLife's includable affiliates in filing a federal income tax return in 2006. The consolidating companies have executed a tax allocation agreement. Under this agreement, current federal income tax expense (benefit) is computed on a separate return basis and this agreement provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces federal tax expense. Pursuant to the tax allocation agreement, the amount due from affiliates is $238 million in 2006.

     Effective January 1, 2006, the Company began filing a consolidated Federal income tax return with MetLife's includable affiliates. Prior to 2006, the Company filed a separate consolidated U.S. Federal income tax return with its includable subsidiary.

Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

                                        18
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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive contracts are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if

                                        19
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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans in various forms. These benefit plans are accounted for following the guidance outlined in SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), SFAS No. 106, Employers Accounting for Postretirement Benefits Other Than Pensions, SFAS No. 112, Employers Accounting for Postemployment Benefits--An Amendment of FASB Statements No. 5 and No. 43 and as of December 31, 2006, SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and SFAS No. 132(r)("SFAS 158"). The obligations and associated expense of these plans require an extensive use of assumptions such as the discount rate, expected return on plan assets and rate of future compensation increases, healthcare cost trend rates as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external consulting firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     As described more fully in "Adoption of New Accounting Pronouncements", effective December 31, 2006, the Company adopted SFAS 158. Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.
                                        20
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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement plans by requiring the:

         (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement plans;

        (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

       (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

        (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

         (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in a reduction of $1 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there is no impact of adoption due to changes in measurement date.

Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

         (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

        (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

       (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

        (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

Other Pronouncements

     Effective November 15, 2006, the Company adopted SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet an income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively Emerging Issues Task Force ("EITF") Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective July 1, 2005, the Company adopted EITF Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. As required by EITF 05-6, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     In December 2004, the FASB issued FSP No. FAS 109-2, Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004 ("FSP 109-2"). The American Jobs Creation Act of 2004 ("AJCA") introduced a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. FSP 109-2 provides companies additional time beyond the financial reporting period of enactment to evaluate the effects of the AJCA on their plans to repatriate foreign earnings for purposes of applying SFAS No. 109, Accounting for Income Taxes. FSP 109-2 did not have any impact on the Company's tax provision and deferred tax assets and liabilities.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1 ("SOP 03-1"), as interpreted by a Technical Practice Aid ("TPA") issued by the American Institute of Certified Public Accountants ("AICPA"). SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released Staff Position Paper No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased future policy benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts by approximately $15 million, net of income tax, which has been reported as a cumulative effect of a change in accounting.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, the Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on an instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's consolidated financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of:
(i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at initial recognition under SFAS 133 which are to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is currently evaluating the impact of SFAS 157 on the Company's consolidated financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's consolidated financial statements.

     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's preliminary evaluation work, the Company expects to recognize a reduction to the January 1, 2007 balance of retained earnings of between $1 million and $15 million.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets--an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's consolidated financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February 2007 related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs are effective concurrently with the adoption of the SOP. Based on the Company's interpretation of SOP 05-1 and related TPAs, the adoption of SOP 05-1 will result in a reduction to DAC and VOBA relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. The

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company estimates that the adoption of SOP 05-1 as of January 1, 2007 will result in a cumulative effect adjustment of approximately $4 million, net of income tax, which will be recorded as a reduction to retained earnings. In addition, the Company estimates that accelerated DAC and VOBA amortization will reduce 2007 net income by less than $1 million, net of income tax.

2.  INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:

                                                                    DECEMBER 31, 2006
                                                    --------------------------------------------------
                                                     COST OR    GROSS UNREALIZED
                                                    AMORTIZED   -----------------   ESTIMATED    % OF
                                                      COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                    ---------   --------   ------   ----------   -----
                                                                      (IN MILLIONS)
U.S. corporate securities.........................   $ 5,714     $  153     $ 71     $ 5,796      35.9%
Residential mortgage-backed securities............     3,158         13       33       3,138      19.5
Foreign corporate securities......................     1,890        390       13       2,267      14.1
Foreign government securities.....................     1,576        450        5       2,021      12.5
Commercial mortgage-backed securities.............     1,259         14       14       1,259       7.8
Asset-backed securities...........................       854          4        2         856       5.3
U.S. Treasury/agency securities...................       657          3        5         655       4.1
State and political subdivision securities........        72          1        1          72       0.4
Other fixed maturity securities...................       102         --       32          70       0.4
                                                     -------     ------     ----     -------     -----
  Total fixed maturity securities.................   $15,282     $1,028     $176     $16,134     100.0%
                                                     =======     ======     ====     =======     =====
Non-redeemable preferred stocks...................   $   191     $    4     $  2     $   193      91.9%
Common stocks.....................................        14          3       --          17       8.1
                                                     -------     ------     ----     -------     -----
  Total equity securities.........................   $   205     $    7     $  2     $   210     100.0%
                                                     =======     ======     ====     =======     =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                    DECEMBER 31, 2005
                                                    --------------------------------------------------
                                                     COST OR    GROSS UNREALIZED
                                                    AMORTIZED   -----------------   ESTIMATED    % OF
                                                      COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                    ---------   --------   ------   ----------   -----
                                                                      (IN MILLIONS)
U.S. corporate securities.........................   $ 5,665     $  237     $ 51     $ 5,851      38.8%
Residential mortgage-backed securities............     3,198         12       35       3,175      21.0
Foreign corporate securities......................     1,658        413        6       2,065      13.6
Foreign government securities.....................     1,396        454        1       1,849      12.3
Commercial mortgage-backed securities.............     1,080         16       14       1,082       7.2
Asset-backed securities...........................       522          6        3         525       3.5
U.S. Treasury/agency securities...................       434          3        2         435       2.9
State and political subdivision securities........        42          1       --          43       0.3
Other fixed maturity securities...................        94         --       33          61       0.4
                                                     -------     ------     ----     -------     -----
  Total fixed maturity securities.................   $14,089     $1,142     $145     $15,086     100.0%
                                                     =======     ======     ====     =======     =====
Common stocks.....................................   $    25     $    3     $  1     $    27      13.4%
Non-redeemable preferred stocks...................       174          3        3         174      86.6
                                                     -------     ------     ----     -------     -----
  Total equity securities.........................   $   199     $    6     $  4     $   201     100.0%
                                                     =======     ======     ====     =======     =====

     The Company held foreign currency derivatives with notional amounts of $670 million and $575 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2006 and 2005, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $452 million and $416 million at December 31, 2006 and 2005, respectively. These securities had net unrealized gains of $18 million and $20 million at December 31, 2006 and 2005, respectively. There were no non-income producing fixed maturity securities at December 31, 2006. Non-income producing fixed maturity securities were less than $1 million at December 31, 2005. Unrealized gains (losses) associated with non-income producing fixed maturity securities were insignificant at both December 31, 2006 and 2005.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The cost or amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                                 DECEMBER 31,
                                                -----------------------------------------------
                                                         2006                     2005
                                                ----------------------   ----------------------
                                                 COST OR                  COST OR
                                                AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                  COST      FAIR VALUE     COST      FAIR VALUE
                                                ---------   ----------   ---------   ----------
                                                                 (IN MILLIONS)
Due in one year or less.......................   $   326     $   331      $   232     $   234
Due after one year through five years.........     2,052       2,103        1,571       1,617
Due after five years through ten years........     2,649       2,680        2,996       3,078
Due after ten years...........................     4,984       5,767        4,490       5,375
                                                 -------     -------      -------     -------
  Subtotal....................................    10,011      10,881        9,289      10,304
Mortgage-backed and other asset-backed
  securities..................................     5,271       5,253        4,800       4,782
                                                 -------     -------      -------     -------
  Total fixed maturity securities.............   $15,282     $16,134      $14,089     $15,086
                                                 =======     =======      =======     =======

     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2006     2005     2004
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Proceeds...................................................  $3,989   $5,608   $2,555
Gross investment gains.....................................  $   47   $   99   $   96
Gross investment losses....................................  $  (67)  $  (65)  $  (32)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                DECEMBER 31, 2006
                                     ------------------------------------------------------------------------
                                                               EQUAL TO OR GREATER
                                      LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                       FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities..........   $1,397        $19        $1,322        $ 52       $2,719        $ 71
Residential mortgage-backed
  securities.......................      855          7         1,267          26        2,122          33
Foreign corporate securities.......      407          8           139           5          546          13
Foreign government securities......      267          4            31           1          298           5
Commercial mortgage-backed
  securities.......................      319          1           508          13          827          14
Asset-backed securities............      272          1            60           1          332           2
U.S. Treasury/agency securities....      458          4            60           1          518           5
State and political subdivision
  securities.......................       29         --            13           1           42           1
Other fixed maturity securities....       71         32            --          --           71          32
                                      ------        ---        ------        ----       ------        ----
  Total fixed maturity
     securities....................   $4,075        $76        $3,400        $100       $7,475        $176
                                      ======        ===        ======        ====       ======        ====
Equity securities..................   $   49        $ 1        $   16        $  1       $   65        $  2
                                      ======        ===        ======        ====       ======        ====
Total number of securities in an
  unrealized loss position.........      907                      676                    1,583
                                      ======                   ======                   ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                DECEMBER 31, 2005
                                     ------------------------------------------------------------------------
                                                               EQUAL TO OR GREATER
                                      LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                       FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities..........   $2,154        $44         $179         $ 7        $2,333        $ 51
Residential mortgage-backed
  securities.......................    2,178         29          182           6         2,360          35
Foreign corporate securities.......      242          5           12           1           254           6
Foreign government securities......       87          1           --          --            87           1
Commercial mortgage-backed
  securities.......................      716         14           13          --           729          14
Asset-backed securities............      200          2           41           1           241           3
U.S. Treasury/agency securities....      214          2            1          --           215           2
State and political subdivision
  securities.......................        7         --           --          --             7          --
Other fixed maturity securities....       --         --           38          33            38          33
                                      ------        ---         ----         ---        ------        ----
  Total fixed maturity
     securities....................   $5,798        $97         $466         $48        $6,264        $145
                                      ======        ===         ====         ===        ======        ====
Equity securities..................   $   92        $ 3         $  7         $ 1        $   99        $  4
                                      ======        ===         ====         ===        ======        ====
Total number of securities in an
  unrealized loss position.........    1,118                     108                     1,226
                                      ======                    ====                    ======

AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                 DECEMBER 31, 2006
                                            ------------------------------------------------------------
                                                 COST OR          GROSS UNREALIZED        NUMBER OF
                                              AMORTIZED COST            LOSS              SECURITIES
                                            ------------------   ------------------   ------------------
                                            LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                               20%       MORE       20%       MORE       20%       MORE
                                            ---------   ------   ---------   ------   ---------   ------
                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months......................   $3,369      $ 8       $ 58        $2         621         4
Six months or greater but less than nine
  months..................................      184       --          3        --          78        --
Nine months or greater but less than
  twelve months...........................      640       --         14        --         204        --
Twelve months or greater..................    3,516        1        101        --         675         1
                                             ------      ---       ----        --       -----      ----
  Total...................................   $7,709      $ 9       $176        $2       1,578         5
                                             ======      ===       ====        ==       =====      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                 DECEMBER 31, 2005
                                            ------------------------------------------------------------
                                                 COST OR          GROSS UNREALIZED        NUMBER OF
                                              AMORTIZED COST            LOSS              SECURITIES
                                            ------------------   ------------------   ------------------
                                            LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                               20%       MORE       20%       MORE       20%       MORE
                                            ---------   ------   ---------   ------   ---------   ------
                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months......................   $5,148      $ 2       $ 79        $1         960         3
Six months or greater but less than nine
  months..................................      251       --          6        --          51         1
Nine months or greater but less than
  twelve months...........................      589       --         14        --         103        --
Twelve months or greater..................      520        2         49        --         107         1
                                             ------      ---       ----        --       -----      ----
  Total...................................   $6,508      $ 4       $148        $1       1,221         5
                                             ======      ===       ====        ==       =====      ====

     At December 31, 2006 and 2005, $176 million and $148 million, respectively, of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     At December 31, 2006, $2 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 22% of the cost or amortized cost of such securities. All such unrealized losses were in an unrealized loss position for less than six months. At December 31, 2005, $1 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 25% of the cost or amortized cost of such securities. All such unrealized losses were in an unrealized loss position for less than six months.

     The Company held one fixed maturity security with a gross unrealized loss at December 31, 2006 of equal to or greater than $10 million. This security represented approximately 6%, or $10 million, of the gross unrealized loss on fixed maturity and equity securities. The Company held no fixed maturity or equity securities with a gross unrealized loss at December 31, 2005 greater than $10 million.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2006 and 2005, the Company had $178 million and $149 million, respectively, of gross unrealized loss related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
SECTOR:
U.S. corporate securities...................................    40%     34%
Residential mortgage-backed securities......................    19      23
Foreign corporate securities................................     7       4
Foreign government securities...............................     3       1
Commercial mortgage-backed securities.......................     8       9
U.S. Treasury/agency securities.............................     3       1
Other.......................................................    20      28
                                                               ---     ---
  Total.....................................................   100%    100%
                                                               ===     ===
INDUSTRY:
Mortgage-backed.............................................    27%     32%
Industrial..................................................    16       9
Utility.....................................................    13       4
Finance.....................................................    11       4
Government..................................................     6       2
Other.......................................................    27      49
                                                               ---     ---
  Total.....................................................   100%    100%
                                                               ===     ===

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $1,566 million and $1,266 million and an estimated fair value of $1,587 million and $1,312 million were on loan under the program at December 31, 2006 and 2005, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $1,640 million and $1,371 million at December 31, 2006 and 2005, respectively. There was no security collateral on deposit from customers in connection with securities lending transactions at December 31, 2006 and 2005.

ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had assets on deposit with regulatory agencies with a fair market value of $1,009 million and $842 million at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity securities. Company securities held in trust to satisfy collateral requirements had an amortized cost of $2,228 million and $1,452 million at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity securities.

MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate were categorized as follows:

                                                                  DECEMBER 31,
                                                       -----------------------------------
                                                             2006               2005
                                                       ----------------   ----------------
                                                       AMOUNT   PERCENT   AMOUNT   PERCENT
                                                       ------   -------   ------   -------
                                                                  (IN MILLIONS)
Commercial mortgage loans............................   $925       95%     $883       98%
Agricultural mortgage loans..........................     46        5        14        2
                                                        ----      ---      ----      ---
  Subtotal...........................................    971      100%      897      100%
                                                                  ===                ===
Less: Valuation allowances...........................     --                  1
                                                        ----               ----
  Mortgage loans on real estate......................   $971               $896
                                                        ====               ====

     Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2006, 21%, 9% and 8% of the value of the Company's mortgage loans on real estate were located in California, Florida and Illinois, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage loans on real estate is as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2006      2005      2004
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Balance at January 1........................................    $ 1       $ 3       $ 2
Additions...................................................     --        --         2
Deductions..................................................     (1)       (2)       (1)
                                                                ---       ---       ---
Balance at December 31......................................    $--       $ 1       $ 3
                                                                ===       ===       ===

     The Company's impaired mortgage loans on real estate with valuation allowances was $6 million for the year ended December 31, 2006. The valuation allowances associated with these mortgages was less than $1 million for the year ended December 31, 2006. There were no impaired mortgage loans on real estate without valuation

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES allowances for the year ended December 31, 2006. The Company did not have impaired mortgage loans on real estate for the year ended December 31, 2005.

     The average investment in impaired loans was $1 million, $3 million and $11 million for the years ended December 31, 2006, 2005 and 2004, respectively. Interest income on impaired loans was less than $1 million for both the years ended December 31, 2006 and 2005, and $2 million for the year ended December 31, 2004.

REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
                                                              (IN MILLIONS)
Real estate.................................................  $ 68    $ 67
Accumulated depreciation....................................   (14)    (13)
                                                              ----    ----
Net real estate.............................................    54      54
Real estate joint ventures..................................     2      --
                                                              ----    ----
Real estate and real estate joint ventures..................  $ 56    $ 54
                                                              ====    ====

     All of the Company's real estate and real estate joint ventures are classified as held-for-investment. Related depreciation expense was $1 million for each of the years ended December 31, 2006, 2005 and 2004.

     The Company did not own real estate acquired in satisfaction of debt at December 31, 2006 and 2005.

     Real estate and real estate joint ventures were categorized as follows:

                                                                  DECEMBER 31,
                                                       -----------------------------------
                                                             2006               2005
                                                       ----------------   ----------------
                                                       AMOUNT   PERCENT   AMOUNT   PERCENT
                                                       ------   -------   ------   -------
                                                                  (IN MILLIONS)
Office...............................................   $37        66%     $37        69%
Retail...............................................     2         4%      --         0%
Industrial...........................................    17        30%      17        31%
                                                        ---       ---      ---       ---
     Total...........................................   $56       100%     $54       100%
                                                        ===       ===      ===       ===

     At December 31, 2006, 96% and 4% of the Company's real estate holdings were located in California and Florida, respectively.

FUNDS WITHHELD AT INTEREST

     Funds withheld at interest, included in other invested assets, were $3,806 million and $3,316 million at December 31, 2006 and 2005, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2006     2005     2004
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Fixed maturity securities..................................  $  864   $  772   $  700
Equity securities..........................................      16       11       19
Mortgage loans on real estate..............................      63       75       76
Real estate and real estate joint ventures.................      12       11       14
Policy loans...............................................     154      159      159
Other limited partnership interests........................      (1)      (5)      (4)
Cash, cash equivalents and short-term investments..........      17       11        6
Interest on funds held at interest.........................     257      192      225
Other......................................................      16        9      (25)
                                                             ------   ------   ------
  Total investment income..................................   1,398    1,235    1,170
Less: Investment expenses..................................      96       64       39
                                                             ------   ------   ------
  Net investment income....................................  $1,302   $1,171   $1,131
                                                             ======   ======   ======

     For the years ended December 31, 2006, 2005 and 2004, affiliated investment income of $4 million, less than $1 million and $3 million, respectively, related to fixed maturity securities and short-term investments, is included in the table above.

NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                              2006   2005   2004
                                                              ----   ----   ----
                                                                (IN MILLIONS)
Fixed maturity securities...................................  $(27)  $32    $46
Equity securities...........................................     6    --      4
Mortgage loans on real estate...............................     1    10      1
Real estate and real estate joint ventures..................    --     4      2
Other limited partnership interests.........................    --    --     (3)
Derivatives.................................................     8   (15)    31
Other.......................................................    (2)   26     (7)
                                                              ----   ---    ---
  Net investment gains (losses).............................  $(14)  $57    $74
                                                              ====   ===    ===

     There were no affiliated investment gains (losses) for the year ended December 31, 2006. For the years ended December 31, 2005 and 2004, affiliated investment gains (losses) of $29 million and $7 million, respectively, are included in the table above.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $1 million, $2 million and $14 million for the years ended December 31, 2006, 2005 and 2004, respectively.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2006     2005     2004
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Fixed maturity securities...................................   $852     $997     $848
Equity securities...........................................      5        2        6
Derivatives.................................................     (2)      (2)       1
Minority interest...........................................   (159)    (171)    (105)
Other invested assets.......................................    (20)     (39)     (57)
                                                               ----     ----     ----
  Subtotal..................................................    676      787      693
                                                               ----     ----     ----
Amounts allocated from:
  Deferred policy acquisition costs.........................    (27)     (45)     (87)
                                                               ----     ----     ----
Deferred income tax.........................................   (280)    (311)    (250)
                                                               ----     ----     ----
  Subtotal..................................................   (307)    (356)    (337)
                                                               ----     ----     ----
Net unrealized investment gains (losses)....................   $369     $431     $356
                                                               ====     ====     ====

     The changes in net unrealized investment gains (losses) are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2006     2005     2004
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Balance, January 1,.........................................   $431     $356     $249
Unrealized investment gains (losses) during the year........   (111)      94      107
Unrealized gains (losses) relating to:
  DAC and VOBA..............................................     18       42       77
  Deferred income tax.......................................     31      (61)     (77)
                                                               ----     ----     ----
Balance, December 31,.......................................   $369     $431     $356
                                                               ====     ====     ====
Net change in unrealized investment gains (losses)..........   $(62)    $ 75     $107
                                                               ====     ====     ====

STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments, included in fixed maturity securities, was approximately $71 million and $61 million at December 31, 2006 and 2005, respectively. The related net investment income recognized was $9 million, $3 million and $5 million for the years ended December 31, 2006, 2005 and 2004, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                                     DECEMBER 31, 2006
                                                                  ------------------------
                                                                  NOT PRIMARY BENEFICIARY
                                                                  ------------------------
                                                                                 MAXIMUM
                                                                    TOTAL      EXPOSURE TO
                                                                  ASSETS(1)      LOSS(2)
                                                                  ----------   -----------
                                                                       (IN MILLIONS)
    Other limited partnership interests(3)......................    $   14         $ 6
    Other investments(4)........................................     2,754          56
                                                                    ------         ---
      Total.....................................................    $2,768         $62
                                                                    ======         ===

---------------

(1) The assets of the other limited partnership interests and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss relating to other limited partnership interests and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships.

(4) Other investments include securities that are not asset-backed securitizations or collateralized debt obligations.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:

                                                   DECEMBER 31, 2006                 DECEMBER 31, 2005
                                            -------------------------------   -------------------------------
                                                        CURRENT MARKET OR                 CURRENT MARKET OR
                                                            FAIR VALUE                        FAIR VALUE
                                            NOTIONAL   --------------------   NOTIONAL   --------------------
                                             AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                            --------   ------   -----------   --------   ------   -----------
                                                                      (IN MILLIONS)
Interest rate swaps.......................   $  359     $29         $2         $  377     $38         $ 1
Financial futures.........................      213       2         --             --      --          --
Foreign currency swaps....................       31      --          4             33       1           3
Foreign currency forwards.................      643      20         --            546      --          37
Financial forwards........................       --      --          1             --      --          --
Credit default swaps......................      241      --         --            155      --          --
                                             ------     ---         --         ------     ---         ---
  Total...................................   $1,487     $51         $7         $1,111     $39         $41
                                             ======     ===         ==         ======     ===         ===

     The above table does not include notional values for equity variance swaps. At both December 31, 2006 and 2005, the Company owned 4,500 equity variance swaps contracts. Market values of equity variance swaps are included in financial forwards in the preceding table.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:

                                                                    REMAINING LIFE
                                              ----------------------------------------------------------
                                                            AFTER ONE    AFTER FIVE
                                                               YEAR        YEARS
                                              ONE YEAR OR    THROUGH      THROUGH     AFTER TEN
                                                 LESS       FIVE YEARS   TEN YEARS      YEARS     TOTAL
                                              -----------   ----------   ----------   ---------   ------
                                                                    (IN MILLIONS)
Interest rate swaps.........................     $ 46          $ 71         $ 87        $155      $  359
Financial futures...........................      213            --           --          --         213
Foreign currency swaps......................       --             6           14          11          31
Foreign currency forwards...................      643            --           --          --         643
Credit default swaps........................       --           231           10          --         241
                                                 ----          ----         ----        ----      ------
  Total.....................................     $902          $308         $111        $166      $1,487
                                                 ====          ====         ====        ====      ======

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     Equity variance swaps are used by the Company primarily to hedge liabilities. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:

                                                   DECEMBER 31, 2006                 DECEMBER 31, 2005
                                            -------------------------------   -------------------------------
                                                            FAIR VALUE                        FAIR VALUE
                                            NOTIONAL   --------------------   NOTIONAL   --------------------
                                             AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                            --------   ------   -----------   --------   ------   -----------
                                                                      (IN MILLIONS)
Fair value................................   $    3     $--        $  --       $    5     $ 1         $--
Cash flow.................................        9      --           --           26      --           3
Non-qualifying............................    1,475      51            7        1,080      38          38
                                             ------     ---        -----       ------     ---         ---
  Total...................................   $1,487     $51        $   7       $1,111     $39         $41
                                             ======     ===        =====       ======     ===         ===

     The Company recognized insignificant net investment income (expense) from qualifying settlement payments for the years ended December 31, 2006, 2005 and 2004.

     The Company recognized net investment gains from non-qualifying settlement payments of $3 million, $11 million, and $18 million for the years ended December 31, 2006, 2005 and 2004, respectively.

FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

     The Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all fair value hedges for the years ended December 31, 2006, 2005 and 2004. Changes in the fair value of the derivatives and the hedged items were insignificant for the years ended December 31, 2006, 2005 and 2004.

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; and
(iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

     For the year ended December 31, 2006, the Company recognized no net investment gains (losses) as the ineffective portion of all cash flow hedges. For the years ended December 31, 2005 and 2004, the Company recognized insignificant amounts in net investment gains (losses), which represent the ineffective portion of all cash flow hedges.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2006, 2005 and 2004.

     For the year ended December 31, 2006, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was insignificant. For the years ended December 31, 2005 and 2004, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was ($2) million and $1 million, respectively. At both December 31, 2006 and 2005, the net amount accumulated in other comprehensive income (loss) relating to cash flow hedges was ($2) million. At December 31, 2004, the net amount accumulated in other comprehensive income (loss) relating to cash flow hedges was $1 million.

     At December 31, 2006, an insignificant amount of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2007.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit; (iv) credit default swaps to diversify credit risk exposure to certain portfolios; and (v) equity variance swaps and interest rate futures to economically hedge liabilities embedded in certain variable annuity products.

     For the years ended December 31, 2006, 2005 and 2004, the Company recognized as net investment gains (losses), excluding embedded derivatives, changes in fair value of ($3) million, ($34) million and ($13) million, respectively, related to derivatives that do not qualify for hedge accounting.

EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include modified coinsurance contracts. The fair value of the Company's embedded derivative assets was $57 million and $50 million at December 31, 2006 and 2005, respectively. The fair value of the Company's embedded derivative liabilities was $2 million at December 31, 2006. The amounts recorded and included in net investment gains (losses) during the years ended December 31, 2006, 2005 and 2004 were gains of $7 million, $7 million and $26 million, respectively.

CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company enters into various collateral arrangements, which require the accepting of collateral in connection with its derivative instruments.

     As of December 31, 2006 and 2005, the Company was obligated to return cash collateral under its control of $2 million and $12 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets.

     In addition, the Company has exchange traded futures, which require the pledging of collateral. As of December 31, 2006, the Company pledged collateral of $2 million, which is included in fixed maturity securities. As of December 31, 2005, the Company had no pledged collateral. The counterparties are permitted by contract to sell or repledge this collateral.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                               DAC     VOBA   TOTAL
                                                              ------   ----   ------
                                                                  (IN MILLIONS)
Balance at January 1, 2004..................................  $2,003   $636   $2,639
  Capitalizations...........................................     960     --      960
                                                              ------   ----   ------
          Subtotal..........................................   2,963    636    3,599
                                                              ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..........................       3      1        4
     Unrealized investment gains (losses)...................      --    (77)     (77)
     Other expenses.........................................     450     41      491
                                                              ------   ----   ------
          Total amortization................................     453    (35)     418
                                                              ------   ----   ------
  Less: Dispositions and other..............................    (107)    23      (84)
                                                              ------   ----   ------
Balance at December 31, 2004................................   2,617    648    3,265
  Capitalizations...........................................     649     --      649
                                                              ------   ----   ------
          Subtotal..........................................   3,266    648    3,914
                                                              ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..........................      12      2       14
     Unrealized investment gains (losses)...................     (28)   (14)     (42)
     Other expenses.........................................     652     31      683
                                                              ------   ----   ------
          Total amortization................................     636     19      655
                                                              ------   ----   ------
  Less: Dispositions and other..............................     120     --      120
                                                              ------   ----   ------
Balance at December 31, 2005................................   2,510    629    3,139
  Capitalizations...........................................     761     --      761
                                                              ------   ----   ------
          Subtotal..........................................   3,271    629    3,900
                                                              ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..........................       2     (2)      --
     Unrealized investment gains (losses)...................      (3)   (15)     (18)
     Other expenses.........................................     570    (15)     555
                                                              ------   ----   ------
          Total amortization................................     569    (32)     537
                                                              ------   ----   ------
  Less: Dispositions and other..............................     (52)    27      (25)
                                                              ------   ----   ------
Balance at December 31, 2006................................  $2,754   $634   $3,388
                                                              ======   ====   ======

     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $32 million in 2007, $35 million in 2008, $34 million in 2009, $32 million in 2010 and $36 million in 2011.

     Amortization of DAC and VOBA is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  GOODWILL

     Goodwill is the excess of cost over the fair value of net assets acquired and is included in other assets. Information regarding goodwill is as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
                                                              (IN MILLIONS)
Balance at January 1,.......................................  $134    $134
Dispositions and other, net.................................    (3)     --
                                                              ----    ----
Balance at December 31,.....................................  $131    $134
                                                              ====    ====

6.  INSURANCE

SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $1,997 million and $2,435 million at December 31, 2006 and 2005, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $213 million and $348 million at December 31, 2006 and 2005, respectively. The average interest rate credited on these contracts was 4.0% for each of the years ended December 31, 2006 and 2005.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $84 million, $113 million and $110 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     For the years ended December 31, 2006, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                               AT DECEMBER 31,
                                       ---------------------------------------------------------------
                                                    2006                             2005
                                       ------------------------------   ------------------------------
                                           IN THE            AT             IN THE            AT
                                       EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                       --------------   -------------   --------------   -------------
                                                                (IN MILLIONS)
ANNUITY CONTRACTS(1)
TWO TIER ANNUITIES
  General account value..............       N/A               $296           N/A               $299
  Net amount at risk(2)..............       N/A                $53(4)        N/A                $36(4)
  Average attained age of                   N/A           58 years           N/A           58 years
     contractholders.................

                                                              AT DECEMBER 31,
                                             -------------------------------------------------
                                                      2006                      2005
                                             -----------------------   -----------------------
                                             SECONDARY     PAID UP     SECONDARY     PAID UP
                                             GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                             ----------   ----------   ----------   ----------
                                                               (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS(1)
Account value (general and separate
  account).................................    $1,024        N/A           $924        N/A
Net amount at risk(2)......................   $19,066(3)     N/A        $19,900(3)     N/A
Average attained age of policyholders......  56 years        N/A       55 years        N/A

---------------

(1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

(3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(4) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                            UNIVERSAL AND
                                          ANNUITY CONTRACTS            VARIABLE LIFE CONTRACTS
                                      --------------------------   -------------------------------
                                      GUARANTEED    GUARANTEED
                                        DEATH      ANNUITIZATION   SECONDARY     PAID UP
                                       BENEFITS      BENEFITS      GUARANTEES   GUARANTEES   TOTAL
                                      ----------   -------------   ----------   ----------   -----
                                                             (IN MILLIONS)
Balance at January 1, 2004..........     N/A            $7             $5          N/A        $12
Incurred guaranteed benefits........     N/A            --              2          N/A          2
Paid guaranteed benefits............     N/A            --             (2)         N/A         (2)
                                         ---            --             --          ---        ---
Balance at December 31, 2004........     N/A             7              5          N/A         12
Incurred guaranteed benefits........     N/A            --              1          N/A          1
                                         ---            --             --          ---        ---
Balance at December 31, 2005........     N/A             7              6          N/A         13
Incurred guaranteed benefits........     N/A            --             --          N/A         --
Paid guaranteed benefits............     N/A            --             --          N/A         --
                                         ---            --             --          ---        ---
Balance at December 31, 2006........     N/A            $7             $6          N/A        $13
                                         ===            ==             ==          ===        ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
                                                              (IN MILLIONS)
Mutual Fund Groupings
  Equity....................................................   $16     $11
  Bond......................................................     1       1
  Money market..............................................     3       2
                                                               ---     ---
     Total..................................................   $20     $14
                                                               ===     ===

7.  REINSURANCE

     General American's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. General American has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, General American reinsured up to 90% of the mortality risk for all new individual life insurance. This practice was initiated for different products starting at various points in time between the mid-1990's and 2000. During 2005, General American changed its retention practices for certain individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, General American reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes and for certain individual life policies the retention strategy remained unchanged. On a case by case basis, General American may retain up to $2.5 million per life and reinsure 100% of amounts in excess of General American's retention limits. RGA retains a maximum of $6 million of coverage per individual life with respect to its assumed business. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2006     2005     2004
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Direct premiums............................................  $  415   $  445   $  485
Reinsurance assumed........................................   4,737    4,222    3,648
Reinsurance ceded..........................................    (505)    (488)    (420)
                                                             ------   ------   ------
Net premiums...............................................  $4,647   $4,179   $3,713
                                                             ======   ======   ======
Reinsurance recoverables netted against policyholder
  benefits and claims......................................  $   87   $   57   $  177
                                                             ======   ======   ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The reinsurance assumed premium for the years ended December 31, 2006, 2005 and 2004 include $4,735 million, $4,220 million and $3,645 million, respectively, from RGA, a life reinsurer.

     Reinsurance recoverables, included in premiums and other receivables, were $1,137 million and $1,029 million at December 31, 2006 and 2005, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $47 million and $61 million at December 31, 2006 and 2005, respectively.

     Total universal life and investment-type product policy fees include ceded amounts of $149 million, $334 million and $124 million for the years ended December 31, 2006, 2005 and 2004, respectively, of which $103 million, $277 million and $69 million, respectively, are affiliated.

8.  LONG-TERM DEBT

     Long-term debt outstanding is as follows:

                                      INTEREST RATES
                                 ------------------------                 DECEMBER 31,
                                                 WEIGHTED                 -------------
                                     RANGE       AVERAGE     MATURITY      2006    2005
                                 -------------   --------   -----------   ------   ----
                                                                          (IN MILLIONS)
Senior notes...................  6.19% - 6.75%     6.30%    2011 - 2036   $1,050   $300
Fixed rate notes...............  5.76% - 6.47%     5.95%    2007 - 2011      107    101
Surplus notes..................      7.63%         7.63%       2024          100     99
Other notes....................    8% - 12%        9.85%    2009 - 2016        1      1
                                                                          ------   ----
  Total long-term debt.........                                           $1,258   $501
                                                                          ======   ====

     The aggregate maturities of long-term debt as of December 31, 2006 for the next five years are $30 million in 2007, less than $1 million in 2008, less than $1 million in 2009, $50 million in 2010, $228 million in 2011 and $950 million thereafter.

     Unsecured senior debt ranks highest in priority and consists of senior notes, fixed rate notes and other notes with varying interest rates; followed by subordinated debt which consists of junior subordinated debentures and surplus notes. Payments of interest and principal on the Company's surplus notes which are subordinate to all other debt may be made only with the prior approval of the insurance department of the state of domicile.

SENIOR NOTES

     RGA repaid a $100 million 7.25% senior note which matured on April 1, 2006.

     On June 28, 2006, Timberlake Financial L.L.C., ("Timberlake"), a subsidiary of RGA, completed an offering of $850 million of Series A Floating Rate Insured Notes due June 2036, which is included in the Company's long-term debt. Interest on the notes will accrue at an annual rate of 1-month LIBOR plus a base margin, payable monthly. The notes represent senior, secured indebtedness of Timberlake with no recourse to RGA or its other subsidiaries. Up to $150 million of additional notes may be offered in the future. The proceeds of the offering provide long-term collateral to support Regulation XXX statutory reserves on 1.5 million term life insurance policies with guaranteed level premium periods reinsured by RGA Reinsurance Company, a U.S. subsidiary of RGA. Issuance costs associated with the offering of the notes of $13 million have been capitalized, are included in other assets, and will be amortized using the effective interest method over the period from the issuance date of the notes until their maturity.

INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $69 million, $48 million and $49 million for the years ended December 31, 2006, 2005 and 2004, respectively and does not include interest expense on junior subordinated debt securities. See Note 9.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

CREDIT FACILITIES AND LETTERS OF CREDIT

     Credit Facilities. RGA maintains committed and unsecured credit facilities aggregating $668 million as of December 31, 2006. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements. Information on these facilities as of December 31, 2006 is as follows:

                                                               LETTER OF CREDIT                UNUSED
           BORROWER(S)               EXPIRATION     CAPACITY      ISSUANCES       DRAWDOWN   COMMITMENTS
---------------------------------  --------------   --------   ----------------   --------   -----------
                                                                       (IN MILLIONS)
Reinsurance Group of America,
  Inc. ..........................  May 2007           $ 29           $ --           $ 29        $ --
Reinsurance Group of America,
  Inc. ..........................  September 2010      600            315             50         235
Reinsurance Group of America,
  Inc. ..........................  March 2011           39             --             28          11
                                                      ----           ----           ----        ----
Total............................                     $668           $315           $107        $246
                                                      ====           ====           ====        ====

     Letters of Credit. At December 31, 2006, RGA had outstanding $457 million in letters of credit from various banks, of which $315 million were part of committed facilities. Since commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.

     Certain of RGA's debt agreements contain financial covenant restrictions related to, among other things, liens, the issuance and disposition of stock of restricted subsidiaries, minimum requirements of consolidated net worth, maximum ratios of debt to capitalization, change of control provisions, and minimum rating requirements. A material ongoing covenant default could require immediate payment of the amount due, including principal, under the various agreements. Additionally, RGA's debt agreements contain cross-default covenants, which would make outstanding borrowings immediately payable in the event of a material uncured covenant default under any of the agreements, including, but not limited to, non-payment of indebtedness when due for amounts greater than $25 million, or $50 million depending on the agreement, bankruptcy proceedings, and any other event which results in the acceleration of the maturity of indebtedness. The facility fee and interest rate for RGA's credit facilities is based on its senior long-term debt ratings. A decrease in those ratings could result in an increase in costs for the credit facilities. As of December 31, 2006, RGA had $706 million in outstanding borrowings, excluding $850 million of Timberlake notes, under its long-term and junior subordinated debt agreements and was in compliance with all covenants under those agreements. The ability of RGA to make debt principal and interest payments depends on the earnings and surplus of subsidiaries, investment earnings on undeployed capital proceeds, and RGA's ability to raise additional funds.

     RGA guarantees the payment of amounts outstanding under the credit facility maintained by its subsidiary operation in Australia. The total amount of debt outstanding, subject to the guarantee, as of December 31, 2006 was $28 million.

9.  JUNIOR SUBORDINATED DEBENTURES

     On December 8, 2005, RGA issued junior subordinated debentures with a face amount of $400 million. Interest is payable semi-annually at a fixed rate of 6.75% up to but not including the scheduled redemption date. The securities may be redeemed at par in whole or in part beginning on December 15, 2015. In the event the junior subordinated debentures are not redeemed on or before the scheduled redemption date of December 15, 2015, interest on these junior subordinated debentures will accrue at an annual rate of three-month LIBOR plus a margin equal to 2.665%, payable quarterly in arrears. The final maturity of the debentures is December 15, 2065. RGA has the right to, and in certain circumstances the requirement to, defer interest payments on the debentures for a period up to ten years. Interest compounds during periods of deferral. Issuance costs associated with the offering of the junior subordinated debentures of $6 million have been capitalized, are included in other assets, and will be

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES amortized using the effective interest method over the period from the issuance date of the junior subordinated debentures until their scheduled redemption.

     Interest expense on the junior subordinated debentures was $27 million and $2 million for the years ended December 31, 2006 and 2005, respectively.

10. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     RGA Capital Trust I. In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051; and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50.

     The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million, net of unamortized discounts of $66 million, at both December 31, 2006 and 2005.

11.  INCOME TAX

     The provision for income tax from continuing operations is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2006      2005     2004
                                                              -------   ------   ------
                                                                    (IN MILLIONS)
Current:
  Federal...................................................   $(154)    $ 23      $(7)
  Foreign...................................................      41       70        4
                                                               -----     ----      ---
  Subtotal..................................................    (113)      93       (3)
                                                               -----     ----      ---
Deferred:
  Federal...................................................     228      (31)      70
  Foreign...................................................      10        4        6
                                                               -----     ----      ---
  Subtotal..................................................     238      (27)      76
                                                               -----     ----      ---
Provision for income tax....................................   $ 125     $ 66      $73
                                                               =====     ====      ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2006      2005      2004
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Tax provision at U.S. statutory rate........................   $125       $72       $78
Tax effect of:
  Foreign tax rate differing from U.S. tax rate.............     (2)       (2)       (1)
  Tax-exempt investment income..............................     (2)       (1)       (3)
  State and local income tax................................      1         1         1
  Valuation allowance for carryforward items................     --        (2)       (2)
  Other, net................................................      3        (2)       --
                                                               ----       ---       ---
Provision for income tax....................................   $125       $66       $73
                                                               ====       ===       ===

     General American has been audited by the Internal Revenue Service for the years through and including 2000. Commencing in 2000, the Company was included as part of the overall MetLife examination. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

     RGA's U.S. tax returns have been audited by the relevant taxing authorities for all years through 2002. RGA believes established tax contingency reserves are adequate in relation to the potential for additional assessments. Once established, reserves are adjusted as information becomes available or when an event requiring a change to the reserve occurs. The resolution of tax matters in the future could have an effect on RGA's effective rate.

     Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                DECEMBER 31,
                                                              ----------------
                                                               2006      2005
                                                              -------   ------
                                                               (IN MILLIONS)
Deferred income tax assets:
  Employee benefits.........................................  $    35   $   28
  Investments...............................................       27       --
  Loss and credit carryforwards.............................      781      728
  Other.....................................................       71       51
                                                              -------   ------
                                                                  914      807
  Less: Valuation allowance.................................        5        5
                                                              -------   ------
                                                                  909      802
                                                              -------   ------

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                DECEMBER 31,
                                                              ----------------
                                                               2006      2005
                                                              -------   ------
                                                               (IN MILLIONS)
Deferred income tax liabilities:
  DAC.......................................................    1,141    1,002
  Liability for future policy benefits......................      486      137
  Investments...............................................       --       39
  Net unrealized investment gains...........................      280      311
  Other.....................................................       24        9
                                                              -------   ------
                                                                1,931    1,498
                                                              -------   ------
Net deferred income tax liability...........................  $(1,022)  $ (696)
                                                              =======   ======

     The Company has not recognized a deferred tax liability for the undistributed earnings of its foreign subsidiaries, except for RGA International Reinsurance Company Ltd. and RGA Global Reinsurance Company, Ltd., because the Company considers these earnings to be permanently reinvested and does not expect these earnings to be repatriated in the foreseeable future.

     The Company believes that it is more likely than not that the deferred tax assets established will be realized except for the amount of the valuation allowance. As of December 31, 2006 and 2005, a valuation allowance for deferred tax assets of approximately $5 million and $5 million, respectively, was provided on the net operating losses and capital losses of General American Argentina Seguros de Vida, S.A., RGA South Africa Holdings, RGA Financial Products Limited, and RGA UK Services Limited. At December 31, 2006, the Company's subsidiaries had net operating loss carryforwards of $2,236 million. The remaining loss carryforwards are expected to be utilized during the period allowed.

12.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

LITIGATION

     Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. In addition, claims have been brought relating to the sale of mutual funds and other products.

     As of December 31, 2006, there were approximately 37 sales practices litigation matters pending against the Company. The Company continues to vigorously defend against the claims in these matters. Some sales practices claims have been resolved through settlement, others have been won by dispositive motions, or have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, mutual funds and other products may be commenced in the future.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to the Company's sales of individual life insurance policies or annuities or other products. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

     A policyholder filed a lawsuit against the Company, its administrator (The Paul Revere Life Insurance Company, "Paul Revere") and Provident Life and Accident Insurance Company in an Arizona state court for damages in connection with the denial of her claim for disability benefits. The defendants removed the case to the United States District Court for the District of Arizona. Following a trial, a jury entered a verdict of approximately $85 million against the defendants. Defendants thereafter filed a motion seeking judgment as a matter of law, or alternatively a

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES new trial and/or remittitur. On September 16, 2003, the trial court granted the defendants' motion for remittitur, reducing the punitive damages from $79 million to $7 million, and awarding plaintiff $600,000 of the more than $2 million requested in attorneys' fees, but otherwise denied the defendants' post-trial motion. The total amount of the judgment is approximately $14.3 million. The Ninth Circuit affirmed the approximately $14.3 million judgment in its entirety. Pursuant to a reinsurance agreement between the Company and Paul Revere, the Company believes its share of the judgment is 20 percent. However, Paul Revere has requested that the Company pay an additional $2.4 million, over and above the 20 percent share. The Company has declined this request. Paul Revere and the Company have agreed to submit the issue to binding arbitration. If arbitration is pursued, the limit of the Company's possible exposure is approximately $2 million.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Securities and Exchange Commission ("SEC") has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through the Company. As previously reported, in May 2004, the Company received a "Wells Notice" stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against the Company. Under the SEC procedures, the Company can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. The Company has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company, at the present time, is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In December 2006, Metropolitan Life resolved a previously disclosed investigation by the Office of the Attorney General of the State of New York related to payments to intermediaries in the marketing and sale of group life and disability, group long-term care and group accidental death and dismemberment insurance and related matters. In the settlement, Metropolitan Life did not admit liability as to any issue of fact or law. Among other things, Metropolitan Life has agreed to certain business reforms relating to compensation of producers of group insurance, compensation disclosures to group insurance clients and the adoption of related standards of conduct, some of which it had implemented following the commencement of the investigation. Metropolitan Life has paid a fine and has made a payment to a restitution fund. It is the opinion of management that Metropolitan Life's resolution of this matter will not adversely affect its business. The Holding Company and/or subsidiaries have received subpoenas and/or other discovery requests from regulators, state attorneys general or other governmental authorities in other states, including Connecticut, Massachusetts, California, Florida, and Ohio, seeking, among other things, information and documents regarding contingent commission payments to brokers, the Holding Company's and/or subsidiaries' awareness of any "sham" bids for business, bids and quotes that the Holding Company and/or subsidiaries submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. The Holding Company and/or subsidiaries also have received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker Universal Life Resources. The Holding Company and/or subsidiaries continue to cooperate fully with these inquiries and are responding to the subpoenas and other discovery requests.

Summary

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2006, 2005 and 2004. At December 31, 2006 and 2005, the Company maintained a liability of $5 million, and a related asset for premium tax offsets of $3 million for the undiscounted future assessments in respect of impaired, insolvent or failed insurers. The Company maintains, at December 31, 2006 and 2005, an asset related to paid assessments representing currently available premium tax offsets of less than $1 million.

COMMITMENTS

LEASES

     Future minimum rental income and minimum gross rental payments relating to lease agreements are as follows:

                                                        RENTAL INCOME   GROSS RENTAL PAYMENTS
                                                        -------------   ---------------------
                                                                    (IN MILLIONS)
2007..................................................       $6                  $9
2008..................................................       $5                  $8
2009..................................................       $2                  $7
2010..................................................       $1                  $7
2011..................................................       $1                  $4
Thereafter............................................       $1                  $9

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $34 million and $32 million at December 31, 2006 and 2005, respectively. The Company anticipates that these amounts will be invested in partnerships over the next three to five years.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $20 million and $26 million at December 31, 2006 and 2005, respectively.

COMMITMENTS TO FUND BANK CREDIT FACILITIES

     The Company commits to lend funds under bank credit facilities. The amounts of these unfunded commitments were $11 million at December 31, 2006. The Company did not have unfunded commitments related to bank credit facilities at December 31, 2005.

OTHER COMMITMENTS

     On December 12, 2005, RGA repurchased 1.6 million shares of its outstanding common stock at an aggregate price of approximately $76 million under an accelerated share repurchase agreement with a major bank. The bank borrowed the stock sold to RGA from third parties and purchased the shares in the open market over the subsequent few months to return to the lenders. RGA would either pay or receive an amount based on the actual amount paid by the bank to purchase the shares. These repurchases resulted in an increase in the Company's ownership percentage of RGA to approximately 53% at December 31, 2005 from approximately 52% at December 31, 2004. In February 2006, the final purchase price was determined resulting in a cash settlement substantially equal to the aggregate cost. RGA recorded the initial repurchase of shares as treasury stock and recorded the amount received as an adjustment to the cost of the treasury stock. At December 31, 2006, the Company's ownership was approximately 53% of RGA.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $2 million to $45 million, with a cumulative maximum of $102 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The fair value of the remaining indemnities, guarantees and commitments entered into during 2006 was insignificant and thus, no liabilities were recorded. The Company's recorded liability at December 31, 2006 and 2005 for indemnities, guarantees and commitments is insignificant.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

13.  EMPLOYEE BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company's employees, sales representatives and retirees participate in qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans sponsored by Metropolitan Life. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually, for each account balance. The majority of the Plan's obligation is calculated using the traditional formula. The non-qualified plan provides supplemental pension benefits to certain executive level employees and retirees.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for employees and retirees through a plan sponsored by Metropolitan Life. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical.

     The Company is allocated both pension and other postretirement expenses from Metropolitan Life associated with benefits provided to its employees and has no legal obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosures below. The Company's share of pension expense was $8 million for each of the years ended December 31, 2006, 2005 and 2004. In addition, the Company's share of postretirement expense was $3 million, $3 million and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively. The combined allocated benefit expense is included in the accompanying consolidated statements of income.

     The Company continues to sponsor non-qualified defined benefit pension plans. Accordingly, the obligations and related net periodic expense associated with these plans are included in the accompanying consolidated financial statements and the additional disclosures below. These non-qualified plans have ceased accepting new participants. Participants with accrued benefits continue to earn vesting service while employed, but are not accruing additional benefits in these plans.

     RGA also sponsors a separate defined benefit pension plan for its eligible employees, as well as a postretirement plan. Employees of RGA may also become eligible for certain postretirement medical and life insurance benefits if they attain retirement age, with sufficient service, while working for RGA. The assets and obligations of the RGA plans, along with the related net periodic expense, are included in the accompanying consolidated financial statements and additional disclosures below.

     Effective December 31, 2006, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $7 million at December 31, 2005, $4 million net of income tax, and was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $6 million, $4 million, net of income tax, and remained as a reduction of accumulated other comprehensive income. Upon adoption of SFAS 158, the Company eliminated the additional

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES minimum pension liability and recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of actuarial gains and losses, and prior service costs and credits that had not yet been included in net periodic benefit cost at the date of adoption. The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:

                                                             DECEMBER 31, 2006
                                            ----------------------------------------------------
                                                          ADDITIONAL
                                                           MINIMUM
                                                PRE        PENSION     ADOPTION OF      POST
                                             SFAS 158     LIABILITY     SFAS 158      SFAS 158
BALANCE SHEET CAPTION                       ADJUSTMENTS   ADJUSTMENT   ADJUSTMENT    ADJUSTMENTS
---------------------                       -----------   ----------   -----------   -----------
                                                               (IN MILLIONS)
Other liabilities: Accrued pension benefit
  cost....................................     $(47)          $1           $(3)         $(49)
Other liabilities: Accrued postretirement
  benefit cost............................     $ (7)          $--          $(5)         $(12)
                                                              --           ---
Accumulated other comprehensive income
  (loss), before income tax:
  Defined benefit plans...................     $ (7)          $1           $(8)         $(14)
Minority interest.........................                    $--          $ 8
Deferred income tax.......................                    $--          $(1)
                                                              --           ---
Accumulated other comprehensive income
  (loss), net of income tax:
  Defined benefit plans...................     $ (4)          $1           $(1)         $ (4)
                                                              ==           ===

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                                                       OTHER
                                                                                  POSTRETIREMENT
                                                              PENSION BENEFITS       BENEFITS
                                                              -----------------   ---------------
                                                               2006      2005      2006     2005
                                                              -------   -------   ------   ------
                                                                         (IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $ 60      $ 53      $ 10     $  9
  Service cost..............................................      3         2         1        1
  Interest cost.............................................      4         3        --       --
  Change in benefits........................................      5        --        --       --
  Actuarial loss............................................      2         5         1       --
  Benefits paid.............................................     (3)       (3)       --       --
                                                               ----      ----      ----     ----
Benefit obligation at end of year...........................     71        60        12       10
                                                               ----      ----      ----     ----
Change in plan assets:
Fair value of plan assets at beginning of year..............     16        14        --       --
  Actual return on plan assets..............................      2        --        --       --
  Employer contribution.....................................      7         2        --       --
  Benefits paid.............................................     (3)       --        --       --
                                                               ----      ----      ----     ----
Fair value of plan assets at end of year....................     22        16        --       --
                                                               ----      ----      ----     ----
Funded status at end of year................................   $(49)      (44)     $(12)     (10)
                                                               ====                ====
  Unrecognized net actuarial losses.........................               23                  4
  Unrecognized prior service cost...........................              (20)                --
                                                                         ----               ----
Net amount recognized.......................................             $(41)              $ (6)
                                                                         ====               ====
Components of net amounts recognized:
  Qualified plan accrued benefit cost.......................             $ (2)              $ --
  Non-qualified plan accrued benefit cost...................              (39)                (6)
                                                                         ----               ----
     Total accrued benefit cost.............................              (41)                (6)
  Additional minimum pension liability......................               (7)                --
                                                                         ----               ----
  Net amount recognized.....................................             $(48)              $ (6)
                                                                         ====               ====
Amounts recognized in consolidated balance sheet consist of:
  Other liabilities.........................................   $(49)     $(48)     $(12)    $ (6)
                                                               ----      ----      ----     ----
                                                               $(49)     $(48)     $(12)    $ (6)
                                                               ====      ====      ====     ====
Accumulated other comprehensive (income) loss:
  Net actuarial losses......................................   $ 23      $ --      $  5     $ --
  Prior service credit......................................    (14)       --        --       --
  Additional minimum pension liability......................     --         7        --       --
                                                               ----      ----      ----     ----
                                                                  9         7         5       --
Deferred income tax and minority interest...................     (7)       (2)       (3)      --
                                                               ----      ----      ----     ----
                                                               $  2      $  5      $  2     $ --
                                                               ====      ====      ====     ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans are as follows:

                                    QUALIFIED PLAN      NON-QUALIFIED PLAN          TOTAL
                                    ---------------     -------------------     -------------
                                    2006      2005       2006        2005       2006     2005
                                    -----     -----     -------     -------     ----     ----
                                                          (IN MILLIONS)
Aggregate fair value of plan
  assets..........................   $22       $16       $ --        $ --       $ 22     $ 16
Aggregate projected benefit
  obligation......................    25        22         46          38         71       60
                                     ---       ---       ----        ----       ----     ----
Over (under) funded...............   $(3)      $(6)      $(46)       $(38)      $(49)    $(44)
                                     ===       ===       ====        ====       ====     ====

     The accumulated benefit obligation for all defined benefit pension plans was $61 million and $53 million at December 31, 2006 and 2005, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
                                                              (IN MILLIONS)
Projected benefit obligation................................   $45     $60
Accumulated benefit obligation..............................   $40     $53
Fair value of plan assets...................................   $--     $16

     The projected benefit obligation exceeded assets for all pension and postretirement plans at December 31, 2006 and 2005.

     The components of net periodic benefit cost recognized in net income are as follows:

                                                                            OTHER
                                                                        POSTRETIREMENT
                                                  PENSION BENEFITS         BENEFITS
                                                 ------------------   ------------------
                                                 2006   2005   2004   2006   2005   2004
                                                 ----   ----   ----   ----   ----   ----
                                                              (IN MILLIONS)
Service cost...................................   $3     $2     $2     $1     $1     $1
Interest cost..................................    4      3      3     --     --     --
Expected return on plan assets.................   (2)    (1)    (1)    --     --     --
Amortization net loss..........................    1      1      1     --     --     --
Amortization of prior service credit...........   (2)    (2)    (2)    --     --     --
                                                  --     --     --     --     --     --
  Net periodic benefit cost....................   $4     $3     $3     $1     $1     $1
                                                  ==     ==     ==     ==     ==     ==

     The estimated net actuarial loss and prior service credit for the defined benefit pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next fiscal year are $1 million and $2 million, respectively.

     It is anticipated that no amortization of net actuarial loss will occur from accumulated other comprehensive income into net periodic benefit cost for the other postretirement plans over the next year.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSUMPTIONS

     Assumptions used in determining benefit obligations are as follows:

                                                                     DECEMBER 31,
                                                             -----------------------------
                                                                                OTHER
                                                               PENSION     POSTRETIREMENT
                                                              BENEFITS        BENEFITS
                                                             -----------   ---------------
                                                             2006   2005    2006     2005
                                                             ----   ----   ------   ------
Weighted average discount rate.............................  5.85%  5.77%   5.75%    5.75%
Rate of compensation increase..............................  4.25%  4.25%    N/A      N/A

     Assumptions used in determining net periodic benefit cost are as follows:

                                                              DECEMBER 31,
                                       ----------------------------------------------------------
                                          PENSION BENEFITS         OTHER POSTRETIREMENT BENEFITS
                                       ----------------------     -------------------------------
                                       2006     2005     2004      2006        2005        2004
                                       ----     ----     ----     -------     -------     -------
Weighted average discount rate.......  5.75%    5.76%    5.46%     5.75%       5.75%       6.50%
Expected rate of return on plan
  assets.............................  8.50%    8.50%    8.50%      N/A         N/A         N/A
Rate of compensation increase........  4.25%    4.25%    4.25%      N/A         N/A         N/A

     The discount rate is based on the yield of a hypothetical portfolio constructed of bonds rated AA or better by Moody's Investors Services available on the valuation date measured on a yield to worst basis, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The expected return on plan assets for use in the plan's valuation in 2007 is currently anticipated to be 8.50% for pension benefits.

     The assumed healthcare cost trend rates used in measuring the accumulated pension benefit obligation and net periodic benefit cost were as follows:

                                                        DECEMBER 31,
                                       -----------------------------------------------
                                                2006                     2005
                                       ----------------------   ----------------------
Pre-Medicare eligible claims.........  10% down to 5% in 2012   11% down to 5% in 2012
Medicare eligible claims.............  10% down to 5% in 2012   11% down to 5% in 2012

     Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                    ONE PERCENT INCREASE   ONE PERCENT DECREASE
                                                    --------------------   --------------------
                                                                  (IN THOUSANDS)
Effect on total of service and interest cost
  components......................................         $  339                $  (270)
Effect on accumulated postretirement benefit
  obligation......................................         $2,891                $(2,219)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

PLAN ASSETS

     The targeted and weighted average allocations of the pension plan assets are as follows:

                                                              TARGET   DECEMBER 31,
                                                              ------   -------------
                                                               2007    2006    2005
                                                              ------   -----   -----
ASSET CATEGORY
Equity securities...........................................    75%      76%     75%
Fixed maturity securities...................................    25%      24%     25%
                                                               ---      ---     ---
  Total.....................................................   100%     100%    100%
                                                               ===      ===     ===

     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification and partial liability immunization. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

CASH FLOWS

     In 2007, the Company expects to make contributions of $11 million to its pension plans, which includes $4 million of benefit payments for its non-qualified pension plans. Benefit payments are funded from the Company's general assets as they become due under the provision of the plans.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company, and current regulations do not require specific funding levels for these benefits. While the Company has partially funded such plans in advance, it has been the Company's practice to use their general assets to pay claims as they come due in lieu of utilizing plan assets. The Company does not anticipate making any contributions other than benefits payments to its postretirement plan.

     Gross benefit payments for the next ten years, which reflect expected future service as appropriate, are expected to be as follows:

                                                                                   OTHER
                                                                               POSTRETIREMENT
                                                            PENSION BENEFITS      BENEFITS
                                                            ----------------   --------------
                                                                      (IN MILLIONS)
2007......................................................        $ 4              $  --
2008......................................................        $ 4              $  --
2009......................................................        $ 5              $  --
2010......................................................        $ 6              $  --
2011......................................................        $ 6              $  --
2012-2016.................................................        $34              $   2

SAVINGS AND INVESTMENT PLANS

     The Company's employees participate in savings and investment plans for which a portion of employee contributions are matched. The Company's expense was $2 million, $3 million and $3 million to these plans during the years ended December 31, 2006, 2005 and 2004, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

14.  EQUITY

PARENT'S INTEREST IN PREFERRED STOCK OF A SUBSIDIARY

     In December 2004, MetLife contributed to the Company 93,402 Preferred Shares of Equity Intermediary Company ("EIC"), a former subsidiary of the Company. Upon the dissolution of EIC, the Company retired the shares and recorded a contribution of capital of $93 million from GenAmerica.

DIVIDEND RESTRICTIONS

     Under Missouri Insurance Law, General American is permitted, without prior regulatory clearance to pay a stockholder dividend to its parent as long as the aggregate amount of all such dividends in any calendar year does not exceed the greater of: (i) 10% of its statutory surplus to policyholders as of the immediately preceding calendar year or (ii) its statutory net gain from operations (excluding realized investment gains) for the immediately preceding calendar year. General American will be permitted to pay a stockholder dividend to GenAmerica in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Missouri Director of Insurance (the "Director"). For the years ended December 31, 2006, 2005 and 2004, the Company paid to GenAmerica $13 million, $13 million and $40 million, respectively, in dividends for which prior insurance regulatory clearance was not required. Based on amounts at December 31, 2006, General American could pay to GenAmerica a stockholder dividend of $222 million without prior approval of the Director in 2007.

STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. General American, its U.S. insurance subsidiary and RGA's U.S. insurance subsidiaries each exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of General American, its U.S. insurance subsidiary and RGA's U.S. insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing securities on a different basis.

     Statutory net income (loss) of General American, a Missouri domiciled insurer, was $316 million, ($50) million and ($80) million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Missouri State Department of Insurance, was $2,142 million and $1,677 million at December 31, 2006 and 2005, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2006, 2005 and 2004 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2006      2005     2004
                                                              -------   ------   ------
                                                                    (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year......................................................   $(115)    $137     $178
Income tax effect of holding gains (losses).................      38      (61)     (75)
Reclassification adjustments:
  Recognized holding gains (losses) included in current year
     income.................................................      16      (35)     (57)
  Amortization of premiums and accretion of discounts
     associated with investments............................     (12)      (8)     (14)
  Income tax effect.........................................      (1)      21       30
Allocation of holding gains on investments relating to other
  policyholder amounts......................................      18       42       77
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................      (6)     (21)     (32)
                                                               -----     ----     ----
Net unrealized investment gains (losses)....................     (62)      75      107
Foreign currency translation adjustment.....................      11        3       14
Minimum pension liability adjustment........................       1        2       (1)
                                                               -----     ----     ----
Other comprehensive income (loss)...........................   $ (50)    $ 80     $120
                                                               =====     ====     ====

15.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2006     2005     2004
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Compensation...............................................  $   21   $   39   $   46
Commissions................................................     904      493    1,076
Interest and debt issue cost...............................      96       50       48
Amortization of DAC and VOBA...............................     555      697      495
Capitalization of DAC......................................    (761)    (649)    (960)
Minority interest..........................................     211      164      162
Insurance taxes............................................     239      186      175
Other......................................................      96      167      214
                                                             ------   ------   ------
  Total other expenses.....................................  $1,361   $1,147   $1,256
                                                             ======   ======   ======

16.  ACQUISITIONS AND DISPOSITIONS

     On May 1, 2006, the Company sold Paragon to MetLife. The Company received consideration of $71 million, net of cash sold of $5 million, for Paragon. The amount received below book value was recorded as a return of capital to MetLife of $9 million. Total assets and total liabilities of Paragon at December 31, 2005 were $727 million

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES and $643 million, respectively. Total revenues of Paragon included in the Company's consolidated revenues were $23 million, $61 million and $51 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In March, 2005, the Company dissolved its wholly-owned subsidiary, GenAmerican Management Corporation, into its parent.

     In March 2005, the Company sold its White Oak and Krisman subsidiaries to Metropolitan Life for consideration of $44 million. The amount received above book value was recorded as a capital contribution from Metropolitan Life of $7 million. Total assets and total liabilities of the entities sold at December 31, 2004 were $40 million and $3 million, respectively. Total revenues of the entities sold included in the Company's consolidated revenues were less than $1 million and $7 million for the years ended December 31, 2005 and 2004, respectively.

     In December 2004, EIC, a wholly-owned subsidiary of the Company, was dissolved. See Note 14.

17.  DISCONTINUED OPERATIONS

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

     The following information presents the components of income from discontinued real estate operations:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              -----     -----     ----
                                                                   (IN MILLIONS)
Investment income...........................................  $ --      $ --      $ 2
Investment expense..........................................    --        --       (1)
                                                              -----     -----     ---
  Income from discontinued operations, net of income tax....  $ --      $ --      $ 1
                                                              =====     =====     ===

     There were no real estate investments related to discontinued operations as of December 31, 2006 and 2005.

18.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amounts related to the Company's financial instruments are as follows:

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
DECEMBER 31, 2006                                          --------   --------   ----------
                                                                    (IN MILLIONS)
Assets:
  Fixed maturity securities..............................             $16,134     $16,134
  Equity securities......................................             $   210     $   210
  Mortgage loans on real estate..........................             $   971     $   943
  Policy loans...........................................             $ 2,664     $ 2,664
  Short-term investments.................................             $   435     $   435
  Cash and cash equivalents..............................             $   357     $   357
  Accrued investment income..............................             $   183     $   183
  Mortgage loan commitments..............................    $20      $    --     $    --
  Commitments to fund bank credit facilities.............    $11      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 5,739     $ 4,999
  Long-term debt.........................................             $ 1,258     $ 1,293
  Junior subordinated debt securities....................             $   399     $   400
  Shares subject to mandatory redemption.................             $   159     $   226
  Payables for collateral under securities loaned and
     other transactions..................................             $ 1,642     $ 1,642

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
DECEMBER 31, 2005                                          --------   --------   ----------
                                                                    (IN MILLIONS)
Assets:
  Fixed maturity securities..............................             $15,086     $15,086
  Equity securities......................................             $   201     $   201
  Mortgage loans on real estate..........................             $   896     $   898
  Policy loans...........................................             $ 2,645     $ 2,645
  Short-term investments.................................             $   153     $   153
  Cash and cash equivalents..............................             $   268     $   268
  Accrued investment income..............................             $   169     $   169
  Mortgage loan commitments..............................    $26      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 5,356     $ 4,727
  Long-term debt.........................................             $   501     $   638
  Junior subordinated debt securities....................             $   399     $   315
  Shares subject to mandatory redemption.................             $   159     $   228
  Payables for collateral under securities loaned and
     other transactions..................................             $ 1,383     $ 1,383

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

FIXED MATURITY SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

MORTGAGE LOANS ON REAL ESTATE, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND BANK CREDIT FACILITIES

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, the estimated fair value is the net premium or discount of the commitments.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of PABs which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of PABs without final contractual maturities are assumed to equal their current net surrender value.

LONG-TERM DEBT, JUNIOR SUBORDINATED DEBT SECURITIES AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of long-term debt, junior subordinated debt securities, and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximates fair value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including financial futures, financial forwards, interest rate swaps, credit default and foreign currency swaps and foreign currency forwards are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

19.  RELATED PARTY TRANSACTIONS

     The Company has entered into a master service agreement with Metropolitan Life, who provides administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $55 million, $60 million and $94 million, included in other expenses, for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company entered into a service agreement with MetLife Group, Incorporated ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the business of the Company. MetLife Group charged the Company $8 million, $16 million and $24 million, included in other expenses, for services performed under the service agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     In 2005, the Company entered into broker-dealer wholesale sales agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, fixed rate insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $2 million, $10 million and $18 million, included in other expenses, for the years ended December 31, 2006, 2005 and 2004, respectively. These agreements also allow the Company to be a distributor for other affiliated companies. The other affiliates agree to compensate the Company for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Company received fees for this service of $11 million, $4 million and $2 million, included in other expenses, for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has entered into various agreements with other affiliates to provide or receive services necessary to conduct their businesses. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses
(fees) associated with affiliates related to these agreements, included in other expenses, were $31 million, ($13) million and ($12) million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has affiliated receivables and payables with affiliates for services necessary to conduct its business. The amounts due (to)/from the Company were $4 million and ($8) million at December 31, 2006 and 2005, respectively.

     The Company reinsures traditional, universal, and group life business to various affiliates. The amounts reinsured consisted of assumed fees, included in universal life and investment-type product policy fees, of $56 million, $1 million and $2 million, and assumed benefits, included in policyholder benefits and claims, of $86 million, $110 million and $29 million for the years ended December 31, 2006, 2005 and 2004, respectively. Additionally, the Company had ceded premiums of $20 million, $38 million, and $14 million for the years ended December 31, 2006, 2005 and 2004, respectively. Reinsurance recoverables, included in premiums and other receivables, were $200 million and $182 million as of December 31, 2006 and 2005, respectively.

     Effective September 30, 2005, the Company recaptured its reinsurance agreement with Missouri Reinsurance (Barbados) Inc. ("Missouri"), an affiliate. This agreement ceded, on a coinsurance basis, all business owned life insurance policies. As a result of the recapture of this agreement, the Company paid a recapture fee of $15 million to Missouri and $276 million in assets supporting the liabilities on this treaty were transferred from Missouri to the Company.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective January 1, 2005, the Company entered into a reinsurance agreement to cede an in-force block of business to MetLife Investors USA Insurance Company ("MLI USA"), an affiliate. This agreement covered certain term and universal life policies issued by the Company on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, the Company transferred $797 million of liabilities and $411 million in assets to MLI USA related to the policies in-force as of December 31, 2004. As a result of the transfer of assets, the Company recognized a realized gain of $20 million, net of income taxes. The Company also received and deferred 100% of a $386 million ceding commission resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005. For the policies issued on or after January 1, 2005, the Company ceded premiums and related fees of $119 million and $192 million and ceded benefits and related costs of $98 million and $143 million for the years ended December 31, 2006 and 2005, respectively. Reinsurance recoverables, included in premiums and other receivables, related to this reinsurance agreement as of December 31, 2006 and 2005 were $1,020 million and $932 million, respectively.

     Effective January 1, 2005, the Company recaptured its reinsurance agreement with Exeter Reassurance Company, Ltd., an affiliate. This agreement ceded, on a modified co-insurance basis, certain policies issued by the Company with universal life secondary guarantees. There was no recapture fee paid since the terms of the recapture agreement for this treaty resulted in no fees due to either party. For the year ended December 31, 2005, the final treaty settlement resulted in a pre-tax gain of $1 million.

     On December 23, 2004, the Company dissolved its wholly-owned subsidiary, EIC. Prior to the dissolution, EIC had preferred stock issued and outstanding held by MetLife. Upon dissolution, MetLife contributed the preferred shares to the Company through its parent in the form of a capital contribution for $93 million.

     At December 31, 2006 and 2005, the Company held $238 million and $0 million, respectively, of its total invested assets in the MetLife Intermediate Income Pool, an affiliated partnership. This amount is recorded as a short-term investment on the consolidated balance sheets of the Company. Net investment income from this invested asset was $4 million, less than $1 million and $1 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2006     2005     2004
                                                              ------    -----    -----
                                                                   (IN MILLIONS)
Estimated fair value of assets transferred to affiliates....  $  --     $536     $198
Amortized cost of assets transferred to affiliates..........     --      501      191
                                                              -----     ----     ----
Net investment gains (losses) recognized on transfers.......  $  --     $ 35     $  7
                                                              =====     ====     ====
Estimated fair value of assets transferred from
  affiliates................................................  $  --     $382     $  7

20.  SUBSEQUENT EVENTS

     On March 9, 2007, RGA issued $300 million of 10-year senior notes with a fixed rate of 5.625 percent, payable semiannually. RGA expects to use the net proceeds of the offering to repay $50 million indebtedness under a bank credit facility and for general corporate purposes. RGA repaid $30 million of the bank credit facility debt in March 2007.

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


a.            Financial Statements
              ------------------------------------------------------------------

The following financial statements of the Separate Account are included in Part B hereof:

1.            Report of Independent Registered Public Accounting Firm.

2.            Statement of Assets and Liabilities of December 31, 2006.

3.            Statement of Operations for the year ended December 31, 2006.

4. Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005.

5.            Notes to Financial Statements.

The following financial statements of the Company are included in Part B hereof:

1.            Report of Independent Registered Public Accounting Firm.

2.            Balance Sheets as of December 31, 2006 and 2005.

3. Statements of Income for the years ended December 31, 2006, 2005 and 2004.

4. Statements of Stockholder's Equity for the years ended December 31, 2006, 2005 and 2004.

5.            Statements of Cash Flows for the years ended December 31, 2006,
              2005 and 2004.

6.            Notes to Financial Statements.

The following consolidated financial statements of General American Life Insurance Company (the "Guarantor") are included in Part B hereof:

1.            Report of Independent Registered Public Accounting Firm.

2.            Consolidated Balance Sheets as of December 31, 2006 and 2005.

3. Consolidated Statements of Income for the years ended December 31, 2006, 2005 and 2004.

4. Consolidated Statements of Stockholder's Equity for the years ended December 31, 2006, 2005 and 2004.

5. Consolidated Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004.

6.            Notes to Consolidated Financial Statements.


b.            Exhibits
              ------------------------------------------------------------------

1. Resolution of Board of Directors of the Company authorizing the establishment of the Variable Account.(1)

2.            Not Applicable.

3.   (i)      Principal Underwriter's and Selling Agreement. (effective January
              1, 2001).(7)

     (ii) Amendment to Principal Underwriter's and Selling Agreement. (Effective January 1, 2002).(7)

     (iii)    Form of Retail Sales Agreement (MLIDC 7-01-05 (LTC))(13)


     (iv)     Agreement and Plan of Merger (12-01-04) (MLIDC into GAD) (15)


4.   (i)      Individual Flexible Purchase Payment Deferred Variable Annuity
              Contract.(2)

     (ii)     Fixed Account Rider.(2)

     (iii)    Enhanced Dollar Cost Averaging Rider.(2)

     (iv)     Three Month Market Entry Rider.(2)

     (v)      Death Benefit Rider - (Annual Step-Up).(2)

     (vi) Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider.(2)

     (vii)    Waiver of Withdrawal Charge for Terminal Illness Rider.(2)

     (viii)   Individual Retirement Annuity Endorsement.(2)

     (ix)     Roth Individual Retirement Annuity Endorsement.(2)

     (x)      401 Plan Endorsement.(2)

     (xi)     Tax Sheltered Annuity Endorsement.(2)

     (xii)    Unisex Annuity Rates Rider.(2)

     (xiii)   Simple Individual Retirement Annuity Endorsement.(2)

     (xiv)    Individual Retirement Annuity Endorsement 6023.1 (9/02).(7)

     (xv)     Tax Sheltered Annuity Endorsement 6026.1 (9/02).(7)

     (xvi)    Roth Individual Retirement Annuity Endorsement 6024.1 (9/02).(7)

     (xvii)   401 (a)/403 (a) Plan Endorsement 6025.1 (9/02).(7)

     (xviii)  Simple Individual Retirement Annuity Endorsement 6276 (9/02).(7)

     (xix) Endorsement (Name change effective February 5, 2001. First Metlife Investors Insurance Company; formerly First Cova Life Insurance Company)(4)

     (xx)     Guaranteed Withdrawal Benefit Rider FMLI-690-2 (11/05) (8)

     (xxi)    Guaranteed Withdrawal Benefit Endorsement FMLI-GWB (11/05)-E (8)

     (xxii)   Form of Contract Schedule 6028-3 [Class AA, B or VA] (11/05)-A (9)

     (xxiii)  Guaranteed Minimum Accumulation Benefit Rider - Living Benefit
              (GMAB) FMLI-670-1 (11/05) (8)

     (xxiv) Designated Beneficiary Non-Qualified Annuity Endorsement FMLI-NQ-1 (11/05)-I (9)

     (xxv)    Form of Lifetime Guaranteed Withdrawal Benefit Rider (11)

     (xxvi)   Form of Guaranteed Minimum Income Benefit Rider (11)

     (xxvii)  Form of Contract Schedule (enhanced GMIB Plus) (11)

     (xxviii) Lifetime Guaranteed Withdrawal Benefit Rider FMLI-690-3 (6/06)
              (12)

     (xxix)   Form of Contract Schedule 6028-3 [Class VA] (11/05)-A (12)


     (xxx)    Death Benefit Rider - (Principal Protection) 6015 (02/02). (15)

5.   (i)      Form of Variable Annuity Application. (3)

     (ii) Form of Variable Annuity Application Class AA 4515 (5/04) (APPA-504AANY)(6)

     (iii) Form of Variable Annuity Application Class B 4516 (5/04) (APPVA-504BNY)(6)

     (iv) Form of Variable Annuity Application Class AA 4515 (7/04) (APPVA-704AANY) (8)

     (v) Form of Variable Annuity Application Class B 4516 (4/05) (APPVA-505BNY) (8)

     (vi) Form of Variable Annuity Application Class VA 4467 (7/05) (APPVA1105VANY) (8)


     (vii) Form of Variable Annuity Application Class VA 4467 (1/06) (APPVAVAVANY-606) (12)


6.   (i)      Copy of Articles of Incorporation of the Company.(1)

     (ii)     Copy of Amended and Restated Bylaws of the Company.(3)

7.   (i)      Reinsurance Agreement between First MetLife Investors Insurance
              Company and Metropolitan Life Insurance Company.(5)

8.   (i)      Form of Fund Participation Agreement by and among AIM Variable
              Insurance Funds, Inc., AIM Distributors, Inc., First Cova Life
              Insurance Company and Cova Life Sales Company (April 3, 2000)(4)

     (ii) Participation Agreement among First MetLife Investors Insurance Company, Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (May 1, 2001)(3)

     (iii) Fund Participation Agreement between First MetLife Investors Insurance Company, and each of Dreyfus Variable Investment Fund and Dreyfus Life and Annuity Index Funds, Inc. (d/b/a Dreyfus Stock Index Fund) (April 27, 2001)(3)

     (iv) Participation Agreement by and among First MetLife Investors Insurance Company, Fidelity Distributors Corporation and each of Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (May 11, 2001)(3)

     (v) Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and First Cova Financial Life Insurance Company (September 1,
              2000)(3)

     (vi) Participation Agreement among MFS Variable Insurance Trust, First Cova Life Insurance Company and Massachusetts Financial Services Company (April 2000)(4)

     (vii) Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., MetLife Investors Distribution Company and First MetLife Investors Insurance Company (February 12,
              2001)(3)

     (viii) Participation Agreement among First MetLife Investors Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC (March 1, 2001)(3)

     (ix) Participation Agreement among Putnam Variable Trust, Putnam Retail Management, Inc. and First Cova Life Insurance Company (June 15,
              2000) and Amendment dated May 1, 2001 to Participation Agreement
              (3)

     (x) Participation Agreement by and between Scudder Variable Series I and First MetLife Investors Insurance Company (May 1, 2001)(3)

     (xi) Participation Agreement Among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and First MetLife Investors Insurance Company (February 1, 2001)(7)

     (xii) Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisors, LLC, Metropolitan Life Insurance Company and First MetLife Investors Insurance Company (effective July 1,
              2004)(10)

     (xiii)   Form of Net Worth Agreement (12)

     (xiv) Guarantee Agreement (General American Life Insurance Company) (June 1, 1995)(14)


     (xv) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Securities, Inc. and First MetLife Investors Insurance Company (effective April 30, 2007) (15)

    (xvi) (a.) Fund Participation Agreement Among First MetLife Investors Insurance Company, American Funds Insurance Series and Capital Research and Management Company (effective 04-29-03)(16)

              (b.) First Amendment the Fund Participation Agreement Among First MetLife Investors Insurance Company, American Funds Insurance Series and Capital Research and Management Company dated November 1, 2005 (effective 01-01-2007) (filed herewith)

9.   (i)      Opinion and Consent of Counsel (filed herewith)



     (ii)     Opinion of Counsel (General American Life Insurance Company) (14)



10. Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP) for the Depositor, Registrant and the Guarantor (filed herewith)



11.           Not Applicable.

12.           Not Applicable.



13.  (i)      Powers of Attorney for Norse N. Blazzard, Jay S. Kaduson, Michael
              K. Farrell, Elizabeth M. Forget, George Foulke, Paul A. Sylvester,
              John V.C. Saylor, Richard A. Hemmings, Richard C. Pearson, Thomas
              A. Price, Jeffrey A. Tupper, Robert L. Davidow, Lisa S. Kuklinski, and Charles V. Curcio.(filed herewith)

     (ii) Powers of Attorney (General American Life Insurance Company) for Lisa M. Weber, Michael K. Farrell, William J. Mullaney, James L. Lipscomb, Catherine A. Rein, Stanley J. Talbi, Michael J. Vietri, Charles V. Curcio, William J. Wheeler, Anthony J. Williamson, and Joseph J. Prochaska, Jr. (filed herewith)



  (1) incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to Form N-4 (File Nos. 033-74174 and 811-08306) as electronically filed on December 30, 1999.

  (2) incorporated herein by reference to Registrant's Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on July 19, 2002.

  (3) incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on October 15, 2002.

  (4) incorporated by reference to Registrant's Post-Effective Amendment No. 7 to Form N-4 (File Nos. 033-74174 and 811-08306) as
              electronically filed on May 1, 2001.

  (5) incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on April 30, 2003.

  (6) incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on April 27, 2004.

  (7) incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on November 2, 2004.

  (8) incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on July 14, 2005.

  (9) incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on September 9, 2005.

  (10) incorporated herein by reference to Registratant's Post-Effective Amendment No. 8 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on October 7, 2005.

  (11) incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 to Form N-4 (File Nos. 333-54464 and 811-03365) as electronically filed on January 13, 2006.

  (12) incorporated herein by reference to Registrant's Post-Effective Amendment No. 10 to Form N-4 (File Nos. 333-96773 and 811-03365) as electronically filed on April 21, 2006.

  (13) incorporated herein by reference to MetLife Investors USA Separate Account A's Post-Effective Amendment No. 19 to Form N-4 (File Nos. 333-54464 and 811-03365) as electronically filed on April 24, 2006.

  (14) incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 to Form N-4 (File Nos. 333-96795 and 811-08306) as electronically filed on July 27, 2006.



  (15) incorporated herein by reference to Registrant's Post-Effective Amendment No. 13 to Form N-4 (File Nos. 333-96777 and 811-08306) as electronically filed on April 18, 2007.

  (16) incorporated herein by reference to Registrant's Post-Effective Amendment No.1 to Form N-4 (File Nos. 333-125617 and 811-08306) as electronically filed on April 21, 2006.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:


NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH DEPOSITOR
-------------------------------------   ----------------------------------------

Michael K. Farrell                      Chairman of the Board, President,
5 Park Plaza                            Chief Executive Officer and Director
Suite 1900
Irvine, CA 92614

Norse N. Blazzard                       Director
1600 South Federal Highway
Suite 500, Federal Tower
Pompano Beach, FL 33062

Charles V. Curcio                       Vice President, Finance (principal
501 Route 22                            accounting officer)
Bridgewater, NJ 08807

Jay S. Kaduson                          Vice President and Director
10 Park Avenue
Morristown, NJ 07962

Robert L. Davidow                       Director
367 Stanwich Road
Greenwich, CT 06830

Elizabeth M. Forget                     Executive Vice President and Director
260 Madison Avenue
New York, NY 10016

George Foulke                           Director
501 Route 22
Bridgewater, NJ 08807

Richard A. Hemmings                     Director
Fidelity Life Associates
1211 West 22nd Street
Oak Brook, IL 60523

Lisa S. Kuklinski                       Vice President and Director
260 Madison Avenue
New York, NY 10016

Thomas A. Price                         Director
66 Davison Lane East
West Islip, NY 11795

Paul A. Sylvester                       Director
501 Boylston Street
Boston, MA 02116

John V.C. Saylor                        Director
56 West Cedar Street
Boston, MA 02114

NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH DEPOSITOR
-------------------------------------   ----------------------------------------

Kevin J. Paulson                        Senior Vice President
4700 Westown Parkway
West Des Moines, IA 50266

Richard C. Pearson                      Executive Vice President,
5 Park Plaza                            General Counsel, Secretary and Director
Suite 1900
Irvine, CA 92614

Jeffrey A. Tupper                       Assistant Vice President and Director
5 Park Plaza
Suite 1900
Irvine, CA 92614

Jeffrey N. Altman                       Vice President
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Roberto Baron                           Vice President
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Jonathan L. Rosenthal                   Vice President, Chief Hedging Officer
10 Park Avenue
Morristown, NJ 07962

Betty Davis                             Vice President
1125 17th Street
Suite 800
Denver, CO 80202

Brian C. Kiel                           Vice President, Appointed Actuary
501 Route 22
Bridgewater, NJ 08807

Debora L. Buffington                    Vice President, Director of Compliance
5 Park Plaza
Suite 1900
Irvine, CA 92614

Christopher A. Kremer                   Vice President
501 Boylston Street
Boston, MA 02116

Marian J. Zeldin                        Vice President
501 Route 22
Bridgewater, NJ 08907

Karen A. Johnson                        Vice President
501 Boylston Street
Boston, MA 02116

Deron J. Richens                        Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paul L. LeClair                         Vice President
501 Boylston Street
Boston, MA 02116

Robert L. Staffier                      Vice President
501 Boylston Street
Boston, MA 02116

Mark S. Reilly                          Vice President
185 Asylum Street
Hartford, CT 06103

NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH DEPOSITOR
-------------------------------------   ----------------------------------------

Eugene Lunman                           Vice President
185 Asylum Street
Hartford, CT 06103

Garth A. Bernard                        Vice President
501 Boylston Street
Boston, MA 02116

Gregory E. Illson                       Vice President
501 Boylston Street
Boston, MA 02116

Bennett D. Kleinberg                    Vice President
185 Asylum Street
Hartford, CT 06103

Jeffrey P. Halprin                      Vice President
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Anthony J. Williamson                   Treasurer
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

    The Registrant is a separate account of First MetLife Investors Insurance Company under New York state insurance law. First MetLife Investors Insurance Company is a wholly-owned direct subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF DECEMBER 31, 2006

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2006. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Charleston (SC)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            c) Met3 SIEFORE, S.A. de C.V. (Mexico)- 99.9% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    Met Investors Advisory, LLC (DE)

      3.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9989% is owned by MetLife International Holdings, Inc. and 0.0011% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95.23% is owned by MetLife International Holdings, Inc. and 4.77% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95.2499% is owned by MetLife International Holdings, Inc. and 4.7473% is owned by Natiloportem Holdings, Inc.

      7. MetLife Insurance Company of Korea Limited (South Korea)- 21.22% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 78.78% is owned by Metlife International Holdings, Inc.

      8. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 91.227896580% is owned by MetLife International Holdings, Inc. and 8.772103054% is owned by MetLife Vida e Previdencia S.A., and 0.000000366% is owned by Natiloportem Holdings, Inc.

      9.    MetLife Global, Inc. (DE)

      10. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

      11.   MetLife Insurance Limited (United Kingdom)

      12.   MetLife General Insurance Limited (Australia)

      13.   MetLife Limited (United Kingdom)

      14. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      15.   MetLife Services Limited (United Kingdom)

      16. Siembra Seguros de Vida S.A. (Argentina) - 97.9327% is owned by MetLife International Holdings, Inc. and 2.0672% is owned by Natiloportem Holdings, Inc.

      17.   MetLife International Insurance Ltd. (Bermuda)

      18.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

            b)    MetLife Investments Pty Limited (Australia)

            c)    MetLife Trustee Pty Limited (Australia)

            d)    MetLife Services (Singapore) PTE Limited (Australia)

      19. Siembra Seguros de Retiro S.A. (Argentina) - 96.8819% is owned by MetLife International Holdings, Inc. and 3.1180% is owned by; Natiloportem Holdings, Inc.

      20. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc., and 94.9999% is owned by MetLife International Holdings Inc.

      21. Compania Previsional MetLife S.A. (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

           (a)    Met AFJP S.A. (Argentina) - 75.4088% of the shares of Met
                  AFJP S.A. are held by Compania Previsional MetLife SA, 19.5912% is owned by Metropolitan Life Seguros de Vida SA, 3.9689% is held by Natiloportem Holdings, Inc., and 1.0310% is held by Metropolitan Life Seguros de Retiro SA.

      22.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie S.A. (Poland)

            b)    MetLife Reinsurance (Bermuda) Ltd. (Bermuda)

            c)    MetLife Direct Co., Ltd. (Japan)

            d)    MetLife Vida e Previdencia S.A. (Brazil)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 1% voting control of Park Twenty Three Investments Company is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 1% voting control of Convent Station Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      2. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      3. One Madison Investments (Cayco) Limited (Cayman Islands)- 10.1% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company.

      4. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      5.    GA Holding Corp. (MA)

      6.   Thorngate, LLC (DE)

      7.   Alternative Fuel I, LLC (DE)

      8.   Transmountain Land & Livestock Company (MT)

      9.   MetPark Funding, Inc. (DE)

      10.   HPZ Assets LLC (DE)

      11.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      12.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      13.   MetLife (India) Private Ltd. (India)

      14.   Metropolitan Marine Way Investments Limited (Canada)

      15.   MetLife Private Equity Holdings, LLC (DE)

      16.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      17.   Metropolitan Realty Management, Inc. (DE)

      18.   Dewey Square South, LLC (NY)

      19.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      20.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

        21.   Bond Trust Account A (MA)

        22.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) LA Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and
                  1% of MetLife Latin America Asesorias e Inversiones Limitada.

      23.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

            c)    Omega Reinsurance Corporation (AZ)

      24.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   GenAmerica Management Corporation (MO)

                 (2)   Reinsurance Group of America, Incorporated (MO) - (52.8%)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   Timberlake Financial, L.L.C. (DE)

                                    (A)   Timberlake Reinsurance Company II (SC)

                              (ii)  RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                        (b)   RGA Worldwide Reinsurance Company, Ltd. (Barbados)

                        (c)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (d) RGA Reinsurance Company (Barbados) Ltd. (Barbados) (80%)

                              (i)   RGA Financial Group, L.L.C. (DE)- RGA
                                    Reinsurance Company also owns a 20% non-equity membership in RGA Financial Group, L.L.C.

                        (e)   RGA Life Reinsurance Company of Canada (Canada)

                        (f)   RGA International Corporation (Nova Scotia)

                        (g)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (iv)  RGA Services India Private Limited (India)

                        (h)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (i)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (j) General American Argentina Seguros de Vida, S.A. (Argentina) - 95% of General American Argentina Seguros de Vida, S.A. is owned by Reinsurance Group of America, Incorporated and 5% is owned by RGA Reinsurance Company (Barbados) Ltd.

                        (k)   RGA Technology Partners, Inc. (MO)

                        (l)   RGA International Reinsurance Company (Ireland)

                        (m)   RGA Capital Trust I (DE)

                        (n)   RGA Global Reinsurance Company, Ltd. (Bermuda)

      25.   Corporate Real Estate Holdings, LLC (DE)

      26. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control of Ten Park SPC is held by Metropolitan Asset Management Corporation

      27.   MetLife Tower Resources Group, Inc. (DE)

      28.   Headland - Pacific Palisades, LLC (CA)

      29.   Headland Properties Associates (CA)

      30.   Krisman, Inc. (MO)

      31.   Special Multi-Asset Receivables Trust (DE)

      32.   White Oak Royalty Company (OK)

      33.   500 Grant Street GP LLC (DE)

      34. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      35.   MetLife Canada/MetVie Canada (Canada)

      36.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

            b)   MetLife Investment Funds Management LLC (NJ)

            c)   MetLife Associates LLC (DE)

      37.   Euro CL Investments LLC (DE)

      38.   MEXDF Properties, LLC (DE)

      39. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X. MetLife Insurance Company of Connecticut (Life Department) (Accident Department) (CT)

      1.    440 South LaSalle LLC (DE)

      2. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by MetLife Insurance Company of Connecticut and 50% is owned by a third party

      3. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party

      4.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party

      5.    Pilgrim Investments Highland Park, LLC (DE)

      6.    Pilgrim Investments Schaumberg Windy Point, LLC (DE)

      7.    Pilgrim Investments York Road, LLC (DE)

      8.    Euro TI Investments LLC (DE)

      9.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      10.   Hollow Creek, L.L.C. (CT)

      11. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      12. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      13.   Plaza LLC (CT)

            a)    Travelers Asset Management International Company LLC
                  (NY)

            b)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  2) Tower Square Securities Insurance Agency of Ohio, Inc. (OH) (99%)

            c)    Travelers Investment Adviser, Inc. (DE)

      14.   TIC European Real Estate LP, LLC (DE)

      15.   MetLife European Holdings, Inc. (UK)

            a) MetLife Europe Limited, Inc. (UK)

            b) MetLife Pensions Trustees Limited (UK)

      16.   Travelers European Investments LLC (CT)

      17.   Travelers International Investments Ltd. (Cayman Islands)

      18.   Trumbull Street Equity Investments LLC (DE)

            a) Tandem EGI/C Investments, L.P. (DE) - The General Partner is Trumbull Street Equity Investments LLC.

      19.   MetLife Life and Annuity Company of Connecticut (CT)

            a)    Euro TL Investments LLC (DE)

      20.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      21. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      22.   Tribeca Distressed Securities L.L.C. (DE)

      23.   MetLife Investors USA Insurance Comapny (DE)

Y.    MetLife Reinsurance Company of South Carolina (SC)

Z.    MetLife Investment Advisors Company, LLC (DE)

AA.   Trumbull Street Investments LLC (DE)

BB.   MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting common stock of Omega Reinsurance Corporation, which is 100% of all the stock outstanding as of 12/31/06.

5) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27. NUMBER OF CONTRACT OWNERS


    As of January 31, 2007, there were 1,036 qualified contract owners and 686 non-qualified contract owners of Class VA contracts; 87 qualified contract owners and 90 non-qualified contract owners of Class AA contracts; and 4 qualified contract owners and 13 non-qualified owners of Class B contracts.


ITEM 28. INDEMNIFICATION

    The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors & Officers Liability and Corporate Reimbursement Insurance Policy with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in MetLife, Inc.'s by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.

    The Bylaws of the Company (Article VII, Section VII.1) provide that:

    The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or interstate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

    The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

    The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.

    A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in the first two paragraphs of this Article VII, shall be entitled to indemnification as authorized in such paragraphs. Except as provided in the preceding sentence and unless ordered by a court, any indemnification under such paragraphs shall be made by the Corporation, only if authorized in the specific case:

    (1) By the Board of Directors acting by a quorum consisting of directors who are not parties to such action or proceeding upon a finding that the director, officer or employee has met the standard of conduct set forth in the first two paragraphs of this Article VII, as the case may be or

    (2) If such a quorum is not obtainable with due diligence or, even if obtainable, a quorum of disinterested directors so directs,

        (a) By the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in the first two paragraphs of this Article VII has been met by such director, officer or employee, or

        (b) By the shareholders upon a finding that the director, officer or employee has met the applicable standard of conduct set forth in such paragraphs.

    Expenses, including attorneys' fees, incurred in defending a civil or criminal action or a proceeding may be paid by the Corporation in advance of the final disposition of such action or proceeding, if authorized in accordance with the preceding paragraph, subject to repayment to the Corporation in case the person receiving such advancement is ultimately found, under the procedure set forth in this Article VII, not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced by the Corporation exceed the indemnification to which he or she is entitled.

    Nothing herein shall affect the right of any person to be awarded indemnification or, during the pendency of litigation, an allowance of expenses, including attorneys' fees, by a court in accordance with the law.

    If any expenses or other amounts are paid by way of indemnification, otherwise than by court order or action by the shareholders, the Corporation shall, not later than the next annual meeting of shareholders unless such meeting is held within three months from the date of such payment, and in any event, within fifteen months from the date of such payment, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

    The Corporation shall have the power, in furtherance of the provisions of this Article VII, to apply for, purchase and maintain insurance of the type and in such amounts as is or may hereafter be permitted by Section 726 of the Business Corporation Law.

    No payment of indemnification, advancement or allowance under Sections 721 to 726, inclusive, of the Business Corporation Law shall be made unless a notice has been filed with the Superintendent of Insurance of the State of New York, not less than thirty days prior to such payment, specifying the persons to be paid, the amounts to be paid, the manner in which such payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by the director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):

    Met Investors Series Trust

       MetLife Investors USA Separate Account One
       MetLife Investors USA Variable Life Account A
       MetLife Investors Variable Annuity Account One
       MetLife Investors Variable Annuity Account Five
       MetLife Investors Variable Life Account One
       MetLife Investors Variable Life Account Five
       General American Separate Account Eleven
       General American Separate Account Twenty-Eight
       General American Separate Account Twenty-Nine
       General American Separate Account Two
       Security Equity Separate Account Twenty-Six
       Security Equity Separate Account Twenty-Seven
       MetLife of CT Fund U for Variable Annuities
       MetLife of CT Fund VA for Variable Annuities
       MetLife of CT Fund BD for Variable Annuities
       MetLife of CT Fund BD II for Variable Annuities
       MetLife of CT Fund BD III for Variable Annuities
       MetLife of CT Fund BD IV for Variable Annuities
       MetLife of CT Fund ABD for Variable Annuities
       MetLife of CT Fund ABD II for Variable Annuities
       MetLife of CT Separate Account PF for Variable Annuities
       MetLife of CT Separate Account PF II for Variable Annuities MetLife of CT Separate Account QP for Variable Annuities
       MetLife of CT Separate Account QPN for Variable Annuities
       MetLife of CT Separate Account TM for Variable Annuities
       MetLife of CT Separate Account TM II for Variable Annuities MetLife of CT Separate Account Five for Variable Annuities
       MetLife of CT Separate Account Six for Variable Annuities
       MetLife of CT Separate Account Seven for Variable Annuities MetLife of CT Separate Account Eight for Variable Annuities MetLife of CT Separate Account Nine for Variable Annuities
       MetLife of CT Separate Account Ten for Variable Annuities
       MetLife of CT Fund UL for Variable Life Insurance
       MetLife of CT Fund UL II for Variable Life Insurance
       MetLife of CT Fund UL III for Variable Life Insurance
       MetLife of CT Variable Life Insurance Separate Account One
       MetLife of CT Variable Life Insurance Separate Account Two
       MetLife of CT Variable Life Insurance Separate Account Three MetLife of CT Variable Life Insurance Separate Account Four MetLife of CT Separate Account Eleven for Variable Annuities MetLife of CT Separate Account Twelve for Variable Annuities MetLife of CT Separate Account Thirteen for Variable Annuities MetLife of CT Separate Account Fourteen for Variable Annuities MetLife Insurance Company of Connecticut Variable Annuity Separate Account 2002
       MetLife Life and Annuity Company of Connecticut Variable Annuity Separate Account 2002
       Metropolitan Life Variable Annuity Separate Account II Metropolitan Life Variable Annuity Separate Account I

  (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.

NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH UNDERWRITER
-------------------------------------   ----------------------------------------

Michael K. Farrell                      Director
5 Park Plaza
Suite 1900
Irvine, CA 92614

Craig W. Markham                        Director and Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128

William J. Toppeta                      Director
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Paul A. Sylvester                       President, National Sales
10 Park Avenue                          Manager-Annuities & LTC
Morristown, NJ 07962

Elizabeth M. Forget                     Executive Vice President, Investment
260 Madison Avenue                      Fund Management & Marketing
New York, NY 10016

Paul A. LaPiana                         Executive Vice President, National Sales
5 Park Plaza                            Manager-Life
Suite 1900
Irvine, CA 92614

Richard C. Pearson                      Executive Vice President,
5 Park Plaza                            General Counsel and Secretary
Suite 1900
Irvine, CA 92614

Peter Gruppuso                          Vice President and Chief Financial
485-E US Highway 1 South                Officer
Iselin, NJ 08830

Leslie Sutherland                       Senior Vice President, Channel
1 MetLife Plaza                         Head-Broker/Dealers
Long Island City, NY 11101

Edward C. Wilson                        Senior Vice President, Channel
5 Park Plaza                            Head-Wirehouse
Suite 1900
Irvine, CA 92614

Douglas P. Rodgers                      Senior Vice President, Channel Head-LTC
10 Park Avenue, 1st Floor
Morristown, NJ 07962

Curtis Wohlers                          Senior Vice President, Channel
1 MetLife Plaza                         Head-Planners
27-01 Queens Plaza North
Long Island City, NY 11101

Myrna F. Solomon                        Senior Vice President, Channel
501 Boylston Street                     Head-Banks
Boston, MA 02116

Jeffrey A. Barker                       Senior Vice President, Channel
1 MetLife Plaza                         Head-Independent Accounts
27-01 Queens Plaza North
Long Island City, NY 11101

Andrew Aiello                           Senior Vice President, Channel
1 MetLife Plaza                         Head-National Accounts
27-01 Queens Plaza North
Long Island City, NY 11101

Jay S. Kaduson                          Senior Vice President
10 Park Avenue
Morristown, NJ 07962

Anthony J. Williamson                   Treasurer
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH UNDERWRITER
-------------------------------------   ----------------------------------------

Debora L. Buffington                    Vice President, Director of Compliance
5 Park Plaza
Suite 1900
Irvine, CA 92614

David DeCarlo                           Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paul M. Kos                             Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

James R. Fitzpatrick                    Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Deron J. Richens                        Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Cathy Sturdivant                        Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paulina Vakouros                        Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Charles M. Deuth                        Vice President, National Accounts
5 Park Plaza
Suite 1900
Irvine, CA 92614


  (c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

                   (1)                           (2)              (3)            (4)           (5)
                                           Net Underwriting
                                            Discounts And     Compensation    Brokerage       Other
Name of Principal Underwriter                Commissions     On Redemption   Commissions   Compensation
----------------------------------------- ----------------- --------------- ------------- -------------

 MetLife Investors Distribution Company      $11,902,127         $0             $0            $0

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

    The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

    (a) Registrant

    (b) MetLife Annuity Operations, 27000 Westown Parkway, Bldg. 4, Suite 200, West Des Moines, IA 50266

    (c) State Street Bank & Trust Company, 225 Franklin Street, Boston, MA
02110

    (d) MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614

    (e) MetLife Investors Insurance Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614

    (f) MetLife, 4010 Boy Scout Blvd., Tampa, FL 33607

    (g) MetLife, 501 Boylston Street, Boston, MA 02116

    (h) MetLife, 200 Park Avenue, New York, NY 10166

    (i) General American Life Insurance Company, 13045 Tesson Ferry Road, St. Louis, MO 63128 (with respect to the Guarantee Agreement only)

ITEM 31. MANAGEMENT SERVICES

    Not Applicable.

ITEM 32. UNDERTAKINGS

    a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen
(16) months old for so long as payment under the variable annuity contracts may be accepted.

    b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

    c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

    d. During any time there are insurance obligations outstanding and covered by the guarantee issued by General American Life Insurance Company ("Guarantee Period"), filed as an exhibit to this Registration Statement (the "Guarantee"), the Depositor hereby undertakes to provide notice to contract owners covered by the Guarantee promptly after the happening of significant events related to the Guarantee.

These significant events include: (i) termination of the Guarantee that has a material adverse effect on the contract owner's rights under the Guarantee; (ii) a default under the Guarantee that has a material adverse effect on the contract owner's rights under the Guarantee; or (iii) the insolvency of General American Life Insurance Company ("Guarantor").

Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited financial statements of the Guarantor in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of the Guarantor regarding such financial statements.

During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to contract owners, an offer to supply the Statement of Additional Information which shall contain the annual audited financial statements of the Guarantor, free of charge upon a contract owner's request.

                                 REPRESENTATIONS

    First MetLife Investors Insurance Company (Company) hereby represents that the fees and charges deducted under the Contracts described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

    The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

    1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

    2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

    3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

    4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by

Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES

    As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of New York and State of New York on this 17th day of April 2007.

                            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                             (Registrant)

                            By: FIRST METLIFE INVESTORS INSURANCE COMPANY

                            By: /s/ Richard C. Pearson
                                ------------------------------------------------
                                Richard C. Pearson
                                Executive Vice President, General Councel and
                                 Secretary

                            FIRST METLIFE INVESTORS INSURANCE COMPANY
                             (Depositor)

                            By: /s/ Richard C. Pearson
                                ------------------------------------------------
                                Richard C. Pearson
                                Executive Vice President, General Councel and
                                 Secretary

    As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 17, 2007.

/s/ Michael K. Farrell*                 Chairman of the Board, Chief Executive
-------------------------------------   Officer, President and Director
Michael K. Farrell

/s/ Jay S. Kaduson*                     Director
-------------------------------------
Jay S. Kaduson

/s/ John V.C. Saylor*                   Director
-------------------------------------
John V.C. Saylor

/s/ Charles V. Curcio*                  Vice President-Finance (principal
-------------------------------------   financial officer and principal
Charles V. Curcio                       accounting officer)

/s/ Norse N. Blazzard*                  Director
-------------------------------------
Norse N. Blazzard

/s/ Robert L. Davidow*                  Director
-------------------------------------
Robert L. Davidow

/s/ Elizabeth M. Forget*                Executive Vice President and Director
-------------------------------------
Elizabeth M. Forget

/s/ George Foulke*                      Director
-------------------------------------
George Foulke

/s/ Richard A. Hemmings*                Director
-------------------------------------
Richard A. Hemmings

/s/ Lisa S. Kuklinski*                  Vice President and Director
-------------------------------------
Lisa S. Kuklinski

/s/ Paul A. Sylvester*                  Director
-------------------------------------
Paul A. Sylvester

/s/ Richard C. Pearson*                 Executive Vice President, General
-------------------------------------   Counsel, Secretary and Director
Richard C. Pearson

/s/ Thomas A. Price*                    Director
-------------------------------------
Thomas A. Price

/s/ Jeffrey A. Tupper*                  Assistant Vice President and Director
-------------------------------------
Jeffrey A. Tupper

                                        *By: /s/ Michele H. Abate
                                             -----------------------------------
                                             Michele H. Abate, Attorney-In-Fact
                                             April 17, 2007

* First MetLife Investors Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

                                   SIGNATURES

  As required by the Securities Act of 1933, General American Life Insurance Company certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness and has caused this Registration Statement to be signed on its behalf, in the City of St. Louis and State of Missouri on this 17th day of April 2007.

                                        GENERAL AMERICAN LIFE INSURANCE COMPANY
                                         (Guarantor)

                                        By: /s/ William C. Lane
                                            ------------------------------------
                                            William C. Lane
                                            Vice President and Associate
                                             General Counsel

    As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 17, 2007.

/s/ Lisa M. Weber*                      Chairman of the Board, Chief Executive
-------------------------------------   Officer, President and Director
Lisa M. Weber

/s/ Charles V. Curcio*                  Vice President
-------------------------------------   (principal financial officer)
Charles V. Curcio

/s/ Michael K. Farrell*                 Director
-------------------------------------
Michael K. Farrell

/s/ William J. Mullaney*                Director
-------------------------------------
William J. Mullaney

/s/ James L. Lipscomb*                  Director
-------------------------------------
James L. Lipscomb

/s/ Joseph J. Prochaska, Jr.*           Senior Vice President and Chief
-------------------------------------   Accounting Officer
Joseph J. Prochaska, Jr.

/s/ Catherine A. Rein*                  Director
-------------------------------------
Catherine A. Rein

/s/ Stanley J. Talbi*                   Director
-------------------------------------
Stanley J. Talbi

/s/ Michael J. Vietri*                  Director
-------------------------------------
Michael J. Vietri

/s/ William J. Wheeler*                 Director
-------------------------------------
William J. Wheeler

/s/ Anthony J. Williamson*              Director, Senior Vice President and
-------------------------------------   Treasurer
Anthony J. Williamson

                                        *By: /s/ Michele H. Abate
                                             -----------------------------------
                                             Michele H. Abate, Attorney-In-Fact
                                             April 17, 2007

* General American Life Insurance Company. Executed by Michele H. Abate, Esq. on behalf of those indicated pursuant to powers of attorney filed herewith.

                                INDEX TO EXHIBITS

8(xvi)(b.) First Amendment the Fund Participation Agreement Among First MetLife
           Investors Insurance Company, American Funds Insurance Series and Capital Research and Management Company dated November 1, 2005

9.(i)      Opinion and Consent of Counsel

10. Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP) for the Depositor, Registrant and the Guarantor

13.(i)     Powers of Attorney (First MetLife Investors Insurance Company)

13.(ii)    Powers of Attorney (General American Life Insurance Company)